As filed with the Securities and Exchange Commission on May 6, 2002
                                          1933 Act Registration No. 333-______

                   U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]  Pre-Effective Amendment No. ___        [ ] Post-Effective Amendment No.__

                        (Check Appropriate Box or Boxes)
------------------------------------------------------------------------------

                                MPAM FUNDS TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (212) 922-6000
--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices: Number, Street, City, State, Zip
                                    Code)

                              Jeff Prusnofsky, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

                                    Copy to:
                            Benjamin J. Haskin, Esq.
                           Jennifer R. Gonzalez, Esq.
                           Kirkpatrick & Lockhart LLP
                  1800 Massachusetts Avenue, N.W., Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000
 ------------------------------------------------------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective under the Securities Act of 1933.

It is proposed that this filing will become effective on June 5, 2002, pursuant to Rule 488.

Title of securities being registered: MPAM class, Investor class and Dreyfus Premier class shares of beneficial interest in the series of the Registrant designated as MPAM National Intermediate Municipal Bond Fund.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, have been registered pursuant to Rule 24(f) under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

                                MPAM FUNDS TRUST

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement contains the following papers and documents:


   o  Cover Sheet

   o  Contents of Registration Statement

   o  Letter to Shareholders

   o  Notice of Special Meeting of Shareholders

   o  Part A - Prospectus/Proxy Statement

   o  Part B - Statement of Additional Information

   o  Part C - Other Information

   o  Signature Pages

   o  Exhibits

                   THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                   DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

Dear Shareholder:

             As a shareholder of Dreyfus Premier Limited Term Municipal Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust"), you are entitled to vote on the proposal described below and in the enclosed materials (the "Proposal").

             The Board of Trustees of the Dreyfus Trust (The "Dreyfus Trustees") has Determined That It Would be in the Best Interest of the Acquired Fund and Its Shareholders If the Acquired Fund Were to Exchange Its Assets (Subject to Liabilities) for Shares of a Larger Fund Advised by Mpam Advisers, a Division of The Dreyfus Corporation, that has (1) a similar expense ratio, (2) a similar performance record, (3) a similar shareholder base, (4) a similar investment objective and management policies, and (5) two co-primary portfolio managers, one of whom is the Acquired Fund's primary portfolio manager. It is proposed that this exchange take place with MPAM National Intermediate Municipal Bond Fund (the "Acquiring Fund"), a series of MPAM Funds Trust. Based on the similarities of the funds, the Dreyfus Trustees believe that the exchange would result in a single fund with a larger combined asset base, producing greater efficiencies of portfolio management and eliminating the duplication of resources and costs.

             Under the terms of the Proposal, the Acquiring Fund would acquire all of the assets and assume stated liabilities of the Acquired Fund. Holders of Class A and Class C shares of the Acquired Fund would receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund (collectively referred to as the "Exchange"). Each Acquired Fund shareholder would receive Acquiring Fund shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. The Acquired Fund would then be terminated. The Exchange will not result directly in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange without the imposition of a sales charge.

             Further information about the Proposal is contained in the enclosed materials, which you should review carefully.

             Please take the time to consider  the enclosed  materials  and then
vote  by   completing,   dating  and  signing  the   enclosed   proxy  card.   A
self-addressed, postage-paid envelope has been enclosed for your convenience.

             THE  DREYFUS   TRUSTEES   RECOMMEND   THAT  THE   ACQUIRED   FUND'S
SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

             If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

                                    Sincerely,


                                    Stephen E. Canter,
                                    President

June __, 2002

                   THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                   DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
                           __________________________


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           ___________________________



To the Shareholders:

             A Special Meeting of Shareholders of Dreyfus Premier Limited Term Municipal Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, August 22, 2002, at 10:30 a.m. for the following purposes:

               1. To consider an Agreement and Plan of  Reorganization
             between the Dreyfus Trust, on behalf of the Acquired Fund, and MPAM Funds Trust, on behalf of MPAM National Intermediate Municipal Bond Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Acquired Fund in exchange for shares in the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities. Holders of Class A and Class C shares of the Acquired Fund would receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Thereafter, the Acquired Fund would be terminated as a series of the Dreyfus Trust; and

               2. To transact  such other  business  that may properly
             come   before   the   meeting  or  any   adjournment   or
             adjournments thereof.

             Shareholders of record at the close of business on May 30, 2002 will be entitled to receive notice of and to vote at the meeting.

                                    By Order of the Board of Trustees



                                    Steven F. Newman,
                                    Secretary

New York, New York
June ___, 2002

===============================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY
                                               -----------

      A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE ACQUIRED FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE ACQUIRED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE ACQUIRED FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

===============================================================================

                   THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                   DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND

                                 200 Park Avenue
                            New York, New York 10166
                                ( 800 ) 554-4611

                                  June __, 2002


                          ACQUISITION OF THE ASSETS OF

                   DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND


       IN EXCHANGE FOR SHARES OF, AND ASSUMPTION OF STATED LIABILITIES BY,

                 MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND



                           PROSPECTUS/PROXY STATEMENT
                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 22, 2002

      This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust") on behalf of its series, Dreyfus Premier Limited Term Municipal Fund (the "Acquired Fund"), to be used at the Special

--------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

Meeting of Shareholders of the Acquired Fund (the "Meeting") to be held on Thursday, August 22, 2002, at 10:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on May 30, 2002 are entitled to receive notice of and to vote at the Meeting.

             Under the terms of the proposal to be considered at the Meeting, MPAM National Intermediate Municipal Bond Fund (the "Acquiring Fund"), a series of MPAM Funds Trust (the "MPAM Trust"), would acquire all of the assets and assume stated liabilities of the Acquired Fund. Holders of Class A and Class C shares of the Acquired Fund would receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund (collectively referred to as the "Exchange"). Each Acquired Fund shareholder would receive Acquiring Fund shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. The Acquired Fund would then be terminated. The submission of the Exchange to Acquired Fund shareholders for their approval at the Meeting is referred to as the "Proposal." The Acquired Fund's Class A, Class B, Class C and Class R shares are referred to collectively as the "Acquired Fund Shares." The Acquired Fund and Acquiring Fund are referred to collectively as the "Funds."

             This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Acquired Fund shareholders should know before voting on the Proposal or investing in the Acquiring Fund.

             A Statement of Additional Information ("SAI") dated June ___, 2002, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by this reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference and other information regarding the Acquiring Fund and the Acquired Fund. A copy of the SAI is available without charge by calling 1-800-554-4611 or writing to the Acquiring Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166.

             Each Fund is a series of an open-end management investment company advised by Dreyfus and, in the case of the Acquiring Fund, through MPAM
Advisers, a division of Dreyfus. The Funds have similar expense ratios, performance records, shareholder bases and investment objectives and management policies, and the Acquiring Fund has two co-primary portfolio managers, one of whom is the Acquired Fund's primary portfolio manager. The Acquired Fund is a separate series of the Dreyfus Trust and the Acquiring Fund is a separate series of the MPAM Trust. The substantive differences between the Funds are set forth herein.

             The Acquiring Fund's prospectus relating to the Investor shares and MPAM shares, and its prospectus relating to the Dreyfus Premier shares, both dated May [___], 2002 (collectively, the "Acquiring Fund's Prospectuses"), the Acquiring Fund's Annual Report for the fiscal year ended August 31, 2001 and the Acquiring Fund's Semi-Annual Report for the six-month period ended February 28, 2002, all accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectuses and the financial statements contained in the Annual Report and Semi-Annual Report are incorporated by reference. FOR A FREE COPY OF THE

ACQUIRED FUND'S PROSPECTUS DATED NOVEMBER 1, 2001 (THE "ACQUIRED FUND'S PROSPECTUS"), THE ACQUIRED FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2001, AND THE ACQUIRED FUND'S SEMI-ANNUAL REPORT FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, WRITE TO THE ACQUIRED FUND AT ITS PRINCIPAL EXECUTIVE OFFICES LOCATED AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, OR CALL 1-800-554-4611.

             Shareholders are entitled to one vote for each Acquired Fund Share, each without par value, and fractional votes for each fractional Acquired Fund Share, they hold. Acquired Fund Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Acquired Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of April 30, 2002, the following numbers of Acquired Fund Shares were issued and outstanding:

--------------------------------------------------------------------------------
Class A Shares       Class B Shares      Class C Shares      Class R Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   Proxy materials will be mailed to shareholders of record on or about June 12, 2002.

                                TABLE OF CONTENTS

SUMMARY......................................................................6

REASONS FOR THE EXCHANGE....................................................31

INFORMATION ABOUT THE EXCHANGE..............................................32

ADDITIONAL INFORMATION ABOUT THE FUNDS......................................38

VOTING INFORMATION..........................................................39

FINANCIAL STATEMENTS AND EXPERTS............................................42

OTHER MATTERS...............................................................43

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
      AND THEIR NOMINEES....................................................43


EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND


                                     SUMMARY

             This  Summary  is  qualified  by  reference  to the  more  complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectuses, the Acquired Fund's Prospectus and the Agreement and Plan of Reorganization, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A (the "Plan").

             PROPOSED TRANSACTION. The Board of Trustees of the Dreyfus Trust (the "Dreyfus Trustees"), including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved the Plan. Under the terms of the Plan, the Acquiring Fund would acquire all of the assets and assume stated liabilities of the Acquired Fund. Holders of Class A and Class C shares of the Acquired Fund would receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Each such Acquiring Fund Investor share, Dreyfus Premier share and MPAM share being herein collectively referred to as the "Acquiring Fund Shares." Each Acquired Fund shareholder would receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. The Acquired Fund would then be terminated as a series of the Dreyfus Trust. Approval of the Proposal will require an affirmative vote of at least a "majority of the outstanding voting securities" of the Acquired Fund and of each class thereof, as described below under "Required Vote and Board's Recommendation."

             As a result of the Exchange, each Acquired Fund shareholder would cease to be a shareholder of the Acquired Fund and would become a shareholder of the corresponding class of the Acquiring Fund (as described above) as of the close of business on the date of the Exchange.

             The Dreyfus Trustees have concluded unanimously that the Exchange would be in the best interests of the Acquired Fund and its shareholders and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

             TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Funds will receive an opinion of counsel substantially to the effect that, for Federal income tax purposes, (a) the Acquired Fund's shareholders will recognize no gain or loss as a direct result of the Exchange, (b) an Acquired Fund shareholder's aggregate tax basis in the Acquiring Fund Shares it receives will be the same as the shareholder's aggregate tax basis in its Acquired Fund shares, and an Acquired Fund shareholder's holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing Date (as defined below)) and (c) the Acquiring Fund's aggregate tax basis in the Acquired Fund's assets transferred thereto as a result of the Exchange will be the same as the Acquired Fund's tax basis therein immediately before the Exchange, and the Acquiring Fund's holding period for those assets will include the Acquired Fund's holding period therefor. See "Information about the Exchange--Federal Income Tax Consequences."

             COMPARISON OF THE FUNDS. The following discussion is primarily a summary of certain parts of the Acquired Fund's Prospectus and the Acquiring Fund's Prospectuses. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in those prospectuses, which are incorporated herein by reference.

             GOAL/APPROACH. The Funds have similar investment goals. The Acquired Fund seeks to maximize current income exempt from Federal income tax consistent with the prudent risk of capital. The Acquiring Fund seeks to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital.

             Under normal market conditions, the Acquired Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in debt obligations issued by states, cities, counties, municipalities, municipal agencies and regional districts, which are of "investment grade" quality and generally of intermediate maturities the interest from which is, in the opinion of counsel to the respective issuers, exempt from Federal income taxes. Similarly, under normal market conditions, the Acquiring Fund invests a minimum of 80% of its net assets, plus any borrowings for investment purposes, in debt obligations issued by states, cities, counties, municipalitites, municipal agencies and regional districts that are of "investment grade" quality at the time of purchase, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from federal income tax.

             Each Fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. The municipal and taxable bonds each Fund invests in must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by its investment adviser.

             Generally, the Acquiring Fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years, although it may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective portfolio maturity and duration, the Acquiring Fund may treat a security that can be purchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date. The Acquired Fund's dollar-weighted average portfolio maturity is not expected to exceed ten years. The Acquired Fund generally invests in municipal bonds with maturities ranging between three and ten years, although there is no limit on the maturity of any individual security. As of March 31, 2002, the respective average portfolio maturities of the Acquired Fund and Acquiring Fund were 8.20 years and 9.82 years, and their average respective effective portfolio durations were 5.24 and 5.75 years. See "Goal/Approach" in the Acquired Fund's Prospectus and the Acquiring Fund's Prospectuses, respectively. See "General Investment Objective and Policies for Municipal Fund" in the Acquired Fund's Statement of Additional Information and "The Funds and Their Investments" in the Acquiring Fund's Statement of Additional Information.

             MAIN RISKS. The risks associated with an investment in each Fund are substantially similar. Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow each Fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in each Fund's share price as well. As a result, the value of your investment in each Fund could go up and down, which means that you could lose money. To the extent a Fund maintains a longer maturity or duration than short-term bond funds, its share price typically will react more strongly to interest rate movements. Other risk factors that could have an effect on each Fund's performance include:

      o If an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering a Fund's share price.

      o Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which a Fund invests may have an impact on its share price.

      o If the municipal bond market becomes illiquid, typically when there are many more sellers than buyers for municipal securities, the value of those securities, particularly those purchased at a discounted price, and each Fund's share price, may fall dramatically.

      o Under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the Acquiring Fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.

             Both Funds, at times, may invest in certain derivatives, such as futures and options and debt obligations having similar features. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile and can lower a Fund's return. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on a Fund's performance.

             Additionally, the Acquiring Fund may lend portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Acquiring Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Acquiring Fund might experience delays in recovering the loaned securities or exercising its rights in the collateral.

             Both Funds are non-diversified, which means that a relatively high percentage of each Fund's assets may be invested in a limited number of issuers. Therefore, each Fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

             Although municipal securities must be of investment grade quality when purchased by each Fund, they may subsequently be downgraded.

             Although each Fund's objective is to generate income exempt from Federal income tax, interest from some of its holdings may be subject to that tax, including the Federal alternative minimum tax. In addition, for temporary defensive purposes, each Fund may invest up to all of its assets in taxable bonds. During those periods, a Fund may not achieve its investment objective.

             To the extent the Acquiring Fund maintains a longer average maturity or duration than the Acquired Fund, it is subject to greater potential interest rate fluctuations and increased risk/return potential.

             See "Main Risks" in the Acquired Fund's Prospectus and the Acquiring Fund's Prospectuses for a discussion of their respective investment risks.

             ACCOUNT POLICIES. The Acquiring Fund offers three classes of shares: MPAM shares, Investor shares and Dreyfus Premier shares. MPAM shares of the Acquiring Fund generally are offered only to (1) clients of the Private Wealth Management group of Mellon Financial Corporation ("Mellon")1 that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. ("Mellon Bank") or Boston Safe Deposit and Trust Company ("Boston Safe"), or their bank affiliates ("MPAM Clients"), and (2) persons or entities that have not been MPAM Clients and who have held MPAM shares since July 10, 2001. MPAM shares owned by MPAM Clients are held in omnibus accounts, or individual institutional accounts, with the Acquiring Fund's transfer agent.

             Investor shares of the Acquiring Fund generally are offered only to
(1) MPAM Clients who terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates, and who wish to continue to hold Acquiring Fund Shares, and (2) individuals or entities that are not MPAM Clients and that receive a transfer of Acquiring Fund Shares from an MPAM Client, except that such individuals or entities that have held MPAM shares since July 10, 2001 will continue to be eligible to purchase MPAM shares of the Acquiring Fund for their then-existing accounts (collectively, "Individual Clients"). Investor shares owned by Individual Clients will be held in separate accounts ("Individual Accounts").

________________________

(1) Mellon's Private Wealth Management group refers to its business of providing wealth management and investment management services to the U.S. high net worth market, which is operated through Mellon Bank, N.A., Boston Safe Deposit and Trust Company and other bank and trust company subsidiaries of Mellon.

             Dreyfus Premier shares of the Acquiring Fund generally are offered only to shareholders of a fund that receive Dreyfus Premier shares upon the reorganization of that fund into the Acquiring Fund. Dreyfus Premier shares will convert to Investor shares six years after their date of purchase. Dreyfus Premier shares will be held in Individual Accounts.

             The Acquired Fund offers four classes of shares:  Class A, Class B,
Class C and Class R shares. The Acquired Fund's shares are designed primarily for people who are investing through a third party, such as a bank, broker-dealer, financial adviser or other eligible institution. Currently, a majority of the shares of each Fund are held by MPAM Clients.

             CAPITALIZATION. The following tables set forth as of February 28, 2002, (1) the capitalization of the respective classes of Acquired Fund Shares,
(2) the  capitalization  of the respective  classes of Acquiring Fund Shares and
(3) the pro forma capitalization of the respective classes of Acquiring Fund Shares, adjusted to show the effect of the Exchange had it occurred on that date.

                   ACQUIRED     ACQUIRED     ACQUIRING     PRO FORMA
                  FUND CLASS   FUND CLASS  FUND INVESTOR     AFTER
                   A SHARES     C SHARES       SHARES       EXCHANGE
                                                           ACQUIRING
                                                         FUND INVESTOR
                                                             SHARES
Total net assets  $37,457,033   $5,615,153   $154,290      $43,226,476
Net asset value
 per share        $12.56        $12.60       $13.03        $13.03
Shares
outstanding       2,982,670     445,743      11,839        3,317,955




                                                      PRO FORMA AFTER
                  ACQUIRED FUND     ACQUIRING FUND       EXCHANGE
                  CLASS B SHARES    DREYFUS PREMIER    ACQUIRING FUND
                                       SHARES         DREYFUS PREMIER
                                                          SHARES
Total net assets   $9,343,777             $0             $9,343,777
Net asset value
 per share         $12.55                 N/A              $13.04
Shares
outstanding        744,407                 0               716,435



                                                      PRO FORMA AFTER
                  ACQUIRED FUND     ACQUIRING FUND       EXCHANGE
                  CLASS R SHARES     MPAM SHARES       ACQUIRING FUND
                                                        MPAM SHARES
Total net assets  $65,782,058        $509,856,386      $575,638,444
Net asset value
 per share        $12.55                $13.04            $13.04
Shares
outstanding       5,239,563           39,094,359        44,137,037

             SALES CHARGES. The Acquired Fund's Class A shares are subject to a maximum front-end sales charge of 3.00%, and shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge ("CDSC") of 1.00% if they are sold within one year of purchase. The Acquired Fund's Class B shares and the Acquiring Fund's Dreyfus Premier shares are subject to a maximum CDSC of 3.00%. The Acquired
Fund's Class C shares are subject to a maximum CDSC of 0.75%. The Acquired Fund's Class R shares and the Acquiring Fund's MPAM and Investor shares are not subject to any sales charge. The CDSC applicable to the Acquired Fund's Class A, Class B and Class C shares are waived on all redemptions and exchanges, effective as of April 26, 2002. Nonetheless, on receiving Dreyfus Premier shares in the Exchange, Acquired Fund Class B shareholders will become subject to the CDSC applicable to Dreyfus Premier shares. For purposes of calculating future CDSCs and the date Dreyfus Premier shares convert to Investor shares, Dreyfus Premier shares issued pursuant to the Exchange will be deemed to have been purchased by the Acquired Fund shareholders on the date such shareholders purchased their Class B shares of the Acquired Fund. See "Expenses" and "Your Investment - Account Policies - Share class charges" in the Acquired Fund's Prospectus for a more complete description of the Acquired Fund's sales charges. See "Expenses" and "Your Investment - Contingent Deferred Sales Charge (CDSC)" in the Acquiring Fund's Prospectus offering Dreyfus Premier shares for a more compete description of the Acquiring Fund's sales charges.

Acquired Fund - Sales Charges
-----------------------------

CLASS A - CHARGED WHEN YOU BUY SHARES

--------------------------------------------------------------------------------
Your Investment            Sales  charge  deducted as  Sales  charge  as  a % of
                           a % of offering price       your net investment
--------------------------------------------------------------------------------
Less than $100,000         3.00%                       3.10%
--------------------------------------------------------------------------------
$100,000 - $249,999        2.75%                       2.80%
--------------------------------------------------------------------------------
$250,000 - $499,999        2.25%                       2.30%
--------------------------------------------------------------------------------
$500,000 - $999,999        2.00%                       2.00%
--------------------------------------------------------------------------------
$1 million or more*        0.00%                       0.00%
--------------------------------------------------------------------------------
Class A shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.


CLASS B - CHARGED WHEN YOU SELL SHARES
-----------------------------------------------------------
Years  since  purchase  was     CDSC   as  a  %  of   your
made                            initial    investment   or
                                your redemption (whichever
                                is less)
-----------------------------------------------------------
Up to 2 years                   3.00%
-----------------------------------------------------------
2 - 4 years                     2.00%
-----------------------------------------------------------
4 - 5 years                     1.00%
-----------------------------------------------------------
5 - 6 years                     0.00%
-----------------------------------------------------------
More than 6 years               Shares will  automatically
                                convert to Class A
-----------------------------------------------------------
Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.


CLASS C - CHARGED WHEN YOU SELL SHARES
A 0.75% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

CLASS R - NO SALES LOAD OR RULE 12B-1 FEES
_________________________
* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment). The CDSCs applicable to Class A, Class B, and Class C shares of the Acquired Fund are waived on all redemptions and exchanges, effective as of April 26, 2002. Nonetheless, upon receiving Dreyfus Premier shares in the Exchange, Acquired Fund Class B shareholders will become subject to the CDSC applicable to Dreyfus Premier shares.

Acquiring Fund - Sales Charges
------------------------------

MPAM SHARES - NO SALES LOAD OR RULE 12B-1 FEES

INVESTOR SHARES - NO SALES LOAD OR RULE 12B-1 FEES

DREYFUS PREMIER SHARES
-----------------------------------------------------------
Years  since  purchase  was     CDSC   as  a  %  of   your
made                            initial    investment   or
                                your redemption (whichever
                                is less)
-----------------------------------------------------------
Up to 2 years                   3.00%
-----------------------------------------------------------
2 - 4 years                     2.00%
-----------------------------------------------------------
4 - 5 years                     1.00%
-----------------------------------------------------------
5 - 6 years                     0.00%
-----------------------------------------------------------
More than 6 years               Shares will  automatically
                                convert to Investor shares
-----------------------------------------------------------
Dreyfus Premier shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.

             FEES AND EXPENSES. The management fee structures of the Funds differ. Unlike the arrangements between most investment advisers and the funds they manage, the Acquired Fund pays Dreyfus a "unitary fee" at the annual rate of 0.50% of the value of its average daily net assets. Under the unitary fee structure, Dreyfus pays all Acquired Fund expenses except brokerage fees, taxes, interest, fees and expenses of the independent trustees, Rule 12b-1 fees and extraordinary expenses. The Acquiring Fund pays a separate management fee at an annual rate of 0.35% of the value of its average daily net assets. As described in the tables below, the Acquiring Fund also pays other fund expenses, including Rule 12b-1 fees, shareholder service fees and an administration fee payable to Mellon Bank for providing or arranging for fund accounting, transfer agency and certain other fund administration services, and miscellaneous items such as custody and professional services. The administration fee paid by the Acquiring

Fund is calculated at the annual rate of the following percentages of the Acquiring Fund's aggregate average daily net assets and is based on the aggregate net assets of the series in the MPAM Trust as a whole:

-------------------------------------------------------------------------
                                                ANNUAL ADMINISTRATION FEE
AGGREGATE ASSETS OF MPAM TRUST                  (as a  percentage  of
                                                average daily net assets)
-------------------------------------------------------------------------
$0 to $6 billion                                0.15%
-------------------------------------------------------------------------
Greater  than  $6  billion  to $12 billion      0.12%
-------------------------------------------------------------------------
Greater than $12 billion                        0.10%
-------------------------------------------------------------------------

As of August 31, 2001, based on certain assets of the MPAM Trust in the aggregate, the administration fee payable by the Acquiring Fund was 0.145%.

             Pursuant to a contractual arrangement with the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses through September 30, 2003, so that the total annual fund operating expenses of each class of Acquiring Fund Shares (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.52%.

             The following information concerning fees and expenses of the Funds is derived from information set forth under the caption "Expenses" in the Acquiring Fund's Prospectuses and the Acquired Fund's Prospectus. The fees and expenses set forth below are for the fiscal year ended June 30, 2001 for the Acquired Fund and the fiscal year ended August 31, 2001 for the Acquiring Fund. The "Pro Forma After Exchange" information set forth below is based on net assets and fund accruals of each Fund as of February 28, 2002. Annual fund operating expenses are paid out of each Fund's assets, so their effect is reflected in the respective share price.

ANNUAL  FUND  OPERATING  EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):


                                                                PRO FORMA AFTER
                  ACQUIRED     ACQUIRED      ACQUIRING FUND        EXCHANGE
                    FUND         FUND       INVESTOR SHARES     ACQUIRING FUND
                  CLASS A       CLASS C                         INVESTOR SHARES
                   SHARES        SHARES

Management fees    0.50%        0.50%           0.35%              0.35%
Rule 12b-1 fee     0.25%        0.75%           None               None
Shareholder
services fee       None         None            0.25%              0.25%

Other expenses     0.00%        0.00%           0.25%              0.19%
Total Annual
Fund Operating     0.75%        1.25%           0.85%              0.79%
Expenses
_______________
Less: Fee
waiver and/or       None        None           (0.08%)*           (0.02%)*
expense
reimbursement
Net Operating
Expenses           0.75%        1.25%           0.77%              0.77%
_______________


____________________

* Pursuant to a contractual arrangement with the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses through September 30, 2003, so that the total annual fund operating expenses of Investor shares (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.52%.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):

                                                              Pro Forma After
                         Acquired                                Exchange
                           Fund        Acquiring Fund         Acquiring Fund
                          Class B      Dreyfus Premier        Dreyfus Premier
                          Shares          Shares                  Shares
                          ------          ------                  ------


Management fees           0.50%            0.35%                  0.35%
Rule 12b-1 fee            0.75%            0.50%                  0.50%
Shareholder
services fee              None             0.25%                  0.25%

Other expenses            0.00%            0.19%*                 0.19%*
Total Annual
Fund Operating            1.25%            1.29%                  1.29%
Expenses
----------------
Less: Fee
waiver and/or             None            (0.02)%**              (0.02)%**
expense
reimbursement
Net Operating
Expenses                  1.25%            1.27%                  1.27%
----------------
____________________

* Estimated fees paid by the Acquiring Fund's Dreyfus Premier shares for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM Trust in the aggregate) payable to Mellon Bank for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

** Pursuant to a contractual arrangement with the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses through September 30, 2003, so that the total annual fund operating expenses of Dreyfus Premier shares (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.52%.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):



                                                        Pro Forma After
                                                            Exchange
                     Acquired Fund   Acquiring Fund     Acquiring Fund
                    Class R Shares     MPAM Shares         MPAM Shares
                    --------------     -----------         -----------

Management fees          0.50%           0.35%               0.35%
Rule 12b-1 fee            None           None                None
Shareholder
services fee              None           None                None

Other expenses           0.00%           0.18%               0.18%
Total Annual
Fund Operating           0.50%           0.53%               0.53%
Expenses
________________
Less: Fee
waiver and/or             None          (0.01%)*            (0.01%)*
expense
reimbursement
Net Operating
Expenses                 0.50%           0.52%               0.52%
________________
____________________

* Pursuant to a contractual arrangement with the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses through September 30, 2003, so that the total annual fund operating expenses of MPAM shares (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.52%.

EXPENSE EXAMPLE

             This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses:
$10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. For the Acquiring Fund, the one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Mellon Bank. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.

                        1 Year          3 Years         5 Years         10 Years
                        ------          -------         -------         --------
Acquired Fund
-------------
Class   A   Shares      $374            $532            $704            $1,202
Class   B   Shares
WITH  REDEMPTION        $427            $597            $786            $1,247*
WITHOUT  REDEMPTION     $127            $397            $686            $1,247*
Class C Shares
WITH REDEMPTION         $227            $397            $686            $1,511
WITHOUT REDEMPTION      $127            $397            $686            $1,511
Class R Shares          $51             $160            $280            $628

Acquiring Fund
--------------
MPAM Shares              $53            $169            $295            $664
Investor Shares          $79            $263            $464            $1,042
Dreyfus Premier Shares
WITH REDEMPTION          $429           $607            $806            $1,323**
WITHOUT REDEMPTION       $129           $407            $706            $1,323**

Acquiring Fund
Pro Forma After Exchange
------------------------
MPAM Shares              $53            $169            $295            $664
Investor Shares          $79            $250            $437            $976
Dreyfus Premier Shares
WITH REDEMPTION          $429           $607            $806            $1,291**
WITHOUT REDEMPTION       $129           $407            $706            $1,291**

* Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.
** Assumes conversion of Dreyfus Premier shares to Investor shares at end of the sixth year following the date of purchase.

             ACQUIRING FUND'S PAST PERFORMANCE. The bar chart and tables shown below illustrate the risks of investing in the Acquiring Fund. Before the Acquiring Fund commenced operations, substantially all of the assets of a predecessor common trust fund ("CTF") that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the
Acquiring Fund were transferred to it. The bar chart shows you how the performance of the Acquiring Fund's MPAM shares has varied from year to year. The table below compares the performance of the Acquiring Fund's MPAM shares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8 year range. Please note that the performance figures for the Acquiring Fund's MPAM shares in the bar chart and table represent the performance figures for the predecessor CTF through October 1, 2000, adjusted to reflect the Acquiring Fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the Acquiring Fund's MPAM shares as set forth the Acquiring Fund's Prospectus offering MPAM shares under "Expenses" (net of certain Acquiring Fund expenses that will be borne by Mellon Bank or Dreyfus), and the performance of the Acquiring Fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance.

             All returns assume reinvestment of dividends and other distributions. Of course, past performance is no guarantee of future results. Since the Acquiring Fund's Investor shares have less than one full calendar year of performance and its Dreyfus Premier shares are a new class, past performance information is not available for either class. Performance for each share class will vary due to the differences in expenses. Because the Acquiring Fund's Dreyfus Premier shares and Investor shares are subject to higher expenses, the performance of those classes will be lower than the performance of the Acquiring Fund's MPAM shares.

Year-by-year total return as of 12/31 each year (%)*
Acquiring Fund - MPAM Shares

7.53     10.45   -3.81    12.92   4.43    7.28    6.27    -1.48  9.99   4.99
--------------------------------------------------------------------------------
`92      `93     `94      `95     `96     `97     `98     `99    `00    `01


Best Quarter:           Q1'95                   4.85%
Worst Quarter:          Q1'94                   -3.44%

THE YEAR-TO-DATE TOTAL RETURN OF THE MPAM SHARES AS OF 3/31/02 WAS 0.72%.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01
ACQUIRING FUND - MPAM SHARES

                                        1 Year     5 Years      10 Years
                                        ------     -------      --------
MPAM Shares*                            4.99%      5.34%        5.74%
Lehman Brothers 7-Year Municipal Bond   5.18%      5.55%        6.11%
Index
____________________________
*Reflects the performance of the predecessor CTF through 10/1/00.

             ACQUIRED FUND'S PAST PERFORMANCE. The bar chart and table below illustrate the risks of investing in the Acquired Fund. The bar chart shows the changes in the Acquired Fund's Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each Acquired Fund share class to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index, each a broad measure of municipal bond performance. These returns reflect any applicable sales charges. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

YEAR-BY-YEAR  TOTAL RETURN AS OF 12/31 EACH YEAR (%)
ACQUIRED FUND - CLASS A SHARES

8.22     11.24  -3.57   12.73  3.83    7.23  5.43  -1.22  8.92   4.69
--------------------------------------------------------------------------
`92      `93    `94     `95    `96     `97   `98   `99    `00    `01

Best Quarter:     Q1'95                 4.72%
Worst Quarter:    Q1'94                 -4.18%

The Acquired Fund's Class A year-to-date total return as of 3/31/02 was 0.79%.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01
ACQUIRED FUND - CLASS A, CLASS B, CLASS C AND CLASS R SHARES


                                                                     Since
                Inception Date          1 Year   5 Years  10 Years   Inception

Class A Shares     (10/1/85)            1.55%    4.32%    5.32%      --
Class B Shares     (12/28/94)           1.08%    4.24%    --         5.40%*
Class C Shares     (12/28/94)           3.42%    4.49%    --         5.40%
Class R Shares     (2/1/93)             4.95%    5.21%    --         5.49%

Lehman  Brothers   10-Year  Municipal   4.62%    5.94%    6.70%      6.32%**
Bond Index
Lehman  Brothers  7-Year   Municipal    5.18%    5.55%    6.12%      5.79%**
Bond Index
*Assumes conversion of Class B shares to Class A shares.

**Based on the life of Class R. For comparative purposes, the value of each index on 1/31/93 is used as the beginning value on 2/1/93.

             INVESTMENT  ADVISER.  Dreyfus,  200 Park Avenue, New York, New York
10166, serves as the investment adviser for the Acquired Fund, and MPAM Advisers, a division of Dreyfus, serves as the investment adviser for the Acquiring Fund. Founded in 1947, Dreyfus manages approximately $192 billion in over 190 mutual fund portfolios and is the primary mutual fund business of Mellon, a global financial services company with approximately $2.8 trillion in assets under management, administration or custody, including approximately $610 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

             PRIMARY PORTFOLIO MANAGERS. The primary portfolio manager for the Acquired Fund is John F. Flahive, CFA. Mr. Flahive has managed the Acquired Fund and has been employed by Dreyfus as a portfolio manager since November 1994. Mr. Flahive is also first vice president of Boston Safe, an affiliate of Dreyfus, which he joined in October 1994. Mr. Flahive and Kristin D. Lindquist have served as the co-primary portfolio managers for the Acquiring Fund since its inception. Ms. Lindquist has been a portfolio manager at Dreyfus since October 1994. She is also a vice president of Mellon Bank and Boston Safe, which she joined in May 1991.

             BOARD MEMBERS. The Dreyfus Trust and the MPAM Trust have different Board members. For a description of the respective Board members, see the Acquiring Fund's Statement of Additional Information under the caption "Management of the Funds" and the Acquired Fund's Statement of Additional Information under the caption "Management of the Fund."

             PURCHASE AND REDEMPTION PROCEDURES. The purchase and redemption procedures of the Acquired Fund and Acquiring Fund differ depending on the nature of the shareholder. The purchase and redemption procedures of Class R shares of the Acquired Fund and the MPAM shares of the Acquiring Fund are similar for most holders since they are designed for persons who hold these shares by virtue of their trust or investment account or relationship with a financial service provider acting on their behalf. Thus, in most instances, purchases and redemptions are effected through that financial service provider. In the case of the Acquiring Fund, MPAM shares owned by MPAM Clients generally are held in omnibus accounts, or individual institutional accounts, with the Acquiring Fund's transfer agent. Purchases and redemptions of MPAM shares for MPAM Accounts are effected through the client relationship with Mellon's Private Wealth Management group. Purchases and redemptions of MPAM shares through Individual Accounts may be made in the same manner as Investor shares, described below.

             Class A, Class B and Class C shares of the Acquired Fund are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Purchase and redemption of Class A, Class B and Class C shares of the Acquired Fund, and Investor shares and Dreyfus Premier shares of the Acquiring Fund, may be made by mail, wire, electronic check or TELETRANSFER, or automatically, as described in the Prospectus of the Acquired Fund under "Instructions for Regular Accounts" and in the Prospectus of the Acquiring Fund offering MPAM shares and Investor shares under "Your Investment - Account Policies and Services - Purchases and Redemptions through Individual Accounts" and in the Prospectus of the Acquiring Fund offering Dreyfus Premier shares under "Your Investment - Account Policies."

             DISTRIBUTION AND SHAREHOLDER SERVICES PLAN. The Acquired Fund's Class A, Class B and Class C shares are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the Acquired Fund's Rule 12b-1 Plans, the Acquired Fund pays its distributor an annual fee at a rate of 0.25%, 0.75% and 0.75% of the value of the average daily net assets attributable to the fund's Class A, Class B and Class C shares, respectively, for distribution expenses and shareholder services. There is no Rule 12b-1 Plan for Class R shares of the Acquired Fund. The Acquiring Fund's Dreyfus Premier shares are subject to a Rule 12b-1 Plan under which the Acquiring Fund pays its distributor an annual fee at a rate of 0.50% of the value of the average daily net assets attributable to Dreyfus Premier shares to finance the sale and distribution of that class of shares. Because the fees under the respective Rule 12b-1 Plans are paid out of each Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Expenses" in the Acquired Fund's Prospectus and "Distribution and Service Plans" in the Acquired Fund's Statement of Additional Information. See "Expenses" in the Acquiring Fund's Prospectus relating to the offering of Dreyfus Premier shares and "Distribution and Shareholder Services Plans" in the Acquiring Fund's Statement of Additional Information.

             Investor shares and Dreyfus Premier shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays its distributor an annual fee of 0.25% of the value of the average daily net assets attributable to the respective class for providing shareholder services to holders of shares of the class. The Acquired Fund has not adopted a Shareholder Services Plan, but (as described above) has a Rule 12b-1 Plan that provides for payments for shareholder services.

             SHAREHOLDER SERVICES AND PRIVILEGES. The following shareholder services and privileges are offered to holders of Acquired Fund Shares, as well as holders of Investor shares, Dreyfus Premier, and MPAM shares of the Acquiring Fund who hold those shares in Individual Accounts: Automatic Asset Builder(R) - for making automatic investments from a designated bank account; Payroll Savings Plan - for making automatic investments through a payroll deduction; Government

Direct Deposit Privilege - for making automatic investments from your Federal employment, Social Security or other regular Federal government check; Dividend Sweep - for automatically reinvesting the dividends and other distributions from one fund into another; Auto-Exchange Privilege - for making regular exchanges from one fund into another; Automatic Withdrawal Plan - for making regular withdrawals from most funds; exchange privileges into certain other funds; TELETRANSFER privileges - to transfer money between your account and your bank account with a phone call; telephone redemption privileges; and 24-hour automated account telephone access. Individual Account holders of the Acquiring Fund have checkwriting privileges. For a more complete description of shareholder services, see "Your Investment - Services for Fund Investors" in the Acquired Fund's Prospectus, "Your Investment - Services For Fund Investors" in the Acquiring Fund's Prospectus offering the Dreyfus Premier shares and "Your Investment - Account Policies and Services - Individual Account services and policies" in the Acquiring Fund's Prospectus offering the MPAM shares and Investor shares.

             Holders of MPAM shares of the Acquiring Fund who are MPAM Clients and do not have Individual Accounts should contact their account officer for information concerning purchases, sales or exchanges of MPAM shares in lieu of using the services listed above. Banks, broker-dealers and other financial institutions may not make all of these services and privileges available to shareholders of the Acquired Fund. Consult your financial representative for more information on the availability of these services and privileges.

             DIVIDENDS AND OTHER DISTRIBUTIONS. The distribution policies of the Funds are identical, although the actual amounts of dividends and other distributions paid per share by the Funds are different. See "Dividends, Other Distributions and Taxes" in each Fund's Statement of Additional Information.

             LEGAL FORM OF ORGANIZATION. The Dreyfus Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 28, 1983, as amended and restated December 9, 1992. The MPAM Trust is organized as a business trust under those laws pursuant to an Amended and Restated Agreement and Declaration of Trust dated June 5, 2000. (Each of these instruments is referred to below as a "Declaration of Trust.")

             Under  Massachusetts  law,  shareholders of each Fund could,  under certain circumstances, be held personally liable for its acts or obligations. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Dreyfus Trust and Dreyfus Trustees or MPAM Trust and the Board of Trustees of the MPAM Trust (the "MPAM Trustees"), respectively. Also, each Declaration of Trust provides for indemnification out of the applicable Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and each Fund itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

             For a more detailed discussion of the legal organization of the Dreyfus Trust and the MPAM Trust, see the Statement of Additional Information of the Acquired Fund under the sections entitled "Description of the Fund/Trust" and "Information About the Fund/Trust" and the Statement of Additional Information of the Acquiring Fund under the sections entitled "Description of the Trust and Funds" and "Information About the Funds/Trust", respectively, and the applicable provisions of Massachusetts law.

                            REASONS FOR THE EXCHANGE

             The Dreyfus Trustees and MPAM Trustees (collectively, the "Boards") each has concluded that the Exchange is in the best interests of its Fund and its Fund's shareholders. Based on the similarities of the Funds, the Boards believe that the Exchange would result in a single fund with a larger combined asset base, producing more efficient portfolio management and eliminating the duplication of resources and costs associated with marketing and servicing these Funds.

             In determining whether to recommend approval of the Exchange, the Boards considered the following factors, among others: (1) the compatibility of the Funds' investment objectives, management policies, investment restrictions and portfolio management team, as well as shareholder services they offer; (2) the primary portfolio manager of the Acquired Fund is one of two co-primary portfolio managers of the Acquiring Fund; (3) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (4) the expense ratios of the Funds, as well as the estimated expense ratio of the combined Acquiring Fund; (5) unlike Class A and Class C shares of the Acquired Fund, purchases and redemptions of Investor shares of the Acquiring Fund are not subject to a sales charge; (6) the relative performance of the Funds; (7) the tax consequences of the Exchange; (8) a majority of each Fund's shares are held by MPAM Clients; and (9) Mellon Bank would bear the direct expenses of the Exchange.

                         INFORMATION ABOUT THE EXCHANGE

             PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities on or about August 29, 2002 or another date the parties agree on (the "Closing Date"). The number of the Acquiring Fund's MPAM shares, Investor shares and Dreyfus Premier shares to be issued to shareholders of the corresponding class of the Acquired Fund will be determined on the basis of those shares' respective net asset values per share and the aggregate net assets attributable to each class of the Acquired Fund, respectively, all generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) (except for certain options and futures contracts, if any, which may be valued 15 minutes after the close of that trading) on the Closing Date. Portfolio securities of the Funds will be valued in accordance with their respective valuation practices, which are described under the captions "Your Investment - Account Policies" in the Acquired Fund's Prospectus and "Your Investment -
Account Policies and Services - Buying Shares" in the Acquiring Fund's Prospectuses, and under the caption "Determination of Net Asset Value" in their respective Statements of Additional Information.

             On or before the Closing Date, the Acquired Fund will declare a dividend or dividends that, together with all previous dividends, will have the effect of distributing to the Acquired Fund's shareholders all of its (1) investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or before the Closing Date, (2) its net exempt-interest income for all such years or periods and (3) previously undistributed net capital gain realized in all such years or periods (after reduction for any capital loss carry forward).

             As soon as conveniently practicable after the Closing Date, the Acquired Fund will liquidate and distribute PRO RATA to its shareholders of record as of the close of business on the Closing Date the Acquiring Fund Shares it receives in the Exchange. That liquidation and distribution will be accomplished by establishing an account on the Acquiring Fund's share records in the name of each such Acquired Fund shareholder and crediting each such account with the respective PRO RATA number of MPAM shares, Investor shares or Dreyfus Premier shares due to the shareholder. Holders of Class A and Class C shares of the Acquired Fund will receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund will receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund will receive MPAM shares of the Acquiring Fund. Each such Acquired Fund shareholder will receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated as a series of the Dreyfus Trust. After the Closing Date, any outstanding certificates representing Acquired Fund Shares will represent MPAM shares, Investor shares and Dreyfus Premier shares, respectively, distributed to the record holders of the Acquired Fund.

             The Plan  may be  amended  at any time  before  the  Exchange.  The
Dreyfus Trust will provide Acquired Fund shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Funds under the Plan are subject to various conditions, including approval by Acquired Fund shareholders holding the requisite number of Acquired Fund shares and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

             The total expenses of the Exchange are expected to be approximately $70,050, which will be borne by Mellon Bank or its affiliates. Those expenses include professional fees and costs of soliciting proxies for the meeting of the Acquired Fund's shareholders, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation. Additionally, Dreyfus will bear some of the indirect costs of the Exchange by providing employee time and effort in its planning, preparation and consummation. The Acquired Fund will not incur any brokerage expenses or finders fees in connection with the transfer of its assets to the Acquiring Fund.

             If the Plan is not approved by any class of the Acquired Fund's shareholders, the Dreyfus Trustees will consider appropriate courses of action for that class and the Acquired Fund as a whole, including liquidating that class of the Acquired Fund Shares, continuing only certain Acquired Fund share classes and/or exchanging shares of classes of the Acquired Fund that approve the Plan for the shares of corresponding classes of the Acquiring Fund.

             The consummation of the Exchange is subject to the conditions set forth in the Plan, including the condition that the parties to the Exchange shall have received exemptive relief from the Commission with respect to certain restrictions under the 1940 Act that could otherwise impede or inhibit consummation of the Exchange.

             TEMPORARY  SUSPENSION OF CERTAIN OF THE ACQUIRED FUND'S  INVESTMENT
RESTRICTIONS. Because certain of the Acquired Fund's existing investment restrictions could preclude it from consummating the Exchange in the manner contemplated in the Plan, Acquired Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions that restrict its ability to invest more than 25% of the value of its total assets in securities of one or more issuers conducting their principal activities in the same industry, as set forth in its Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Acquired Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Acquired Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

             FEDERAL INCOME TAX CONSEQUENCES. The Exchange is intended to qualify for Federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. As a condition to the closing of the Exchange, the MPAM Trust and the Dreyfus Trust will receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, substantially to the effect that, based on the existing provisions of the Code, Treasury regulations issued thereunder, current administrative pronouncements and court decisions and certain facts, assumptions and representations, for Federal income tax purposes:

             (1) The Acquiring Fund's acquisition of the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities, followed by the Acquired Fund's distribution of those shares PRO RATA to the Acquired Fund shareholders in exchange for their Acquired Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (2) The Acquired Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Acquired Fund shareholders in exchange for their Acquired Fund Shares;

             (3) The Acquiring Fund will recognize no gain or loss on its receipt of the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and its assumption of the Acquired Fund's stated liabilities;

             (4) The Acquiring Fund's tax basis in the Acquired Fund's assets it receives in the Exchange will be the same as the Acquired Fund's tax basis therein immediately before the Exchange, and the Acquiring Fund's holding period for those assets will include the Acquired Fund's holding period therefor;

             (5) An Acquired Fund shareholder will recognize no gain or loss on the actual or constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Exchange; and

             (6) An Acquired Fund shareholder's aggregate tax basis in the Acquiring Fund Shares it receives pursuant to the Exchange will be the same as the aggregate tax basis in its Acquired Fund Shares it surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund

Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing Date).

             The foregoing opinion will state that no opinion is expressed as to the effect of the Exchange on either Fund or any Acquired Fund shareholder with respect to any Acquired Fund asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

             The  Acquiring  Fund's   utilization  after  the  Exchange  of  any
pre-Exchange capital losses the Acquired Fund realized could be subject to limitation in future years under the Code.

             NEITHER FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS, NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Acquired Fund shareholders should consult their tax advisers regarding the effect, if any, of the Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Acquired Fund shareholders also should consult their tax advisers as to state and local
tax  consequences,   if  any,  of  the  Exchange.

REQUIRED VOTE AND BOARD'S RECOMMENDATION

The Dreyfus Trust's Board has approved the Plan and the Exchange and has determined that (1) participation in the Exchange is in the best interests of the Acquired Fund and its shareholders and (2) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Exchange. Pursuant to the Dreyfus Trust's Declaration of Trust and By-Laws, an affirmative vote of at least a majority of the outstanding voting securities of the Acquired Fund and of each class of the Acquired Fund is required to approve the Plan and the Exchange. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of
(a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

    THE DREYFUS TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMEND
      THAT THE ACQUIRED FUND'S SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN
                                AND THE EXCHANGE.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

             Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectuses forming a part of the Registration Statement on Form N-1A (File No. 333-34844). Information about the Acquired Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquired Fund's Prospectus forming a part of the Dreyfus Trust's Registration Statement on Form N-1A (File No. 33-43845).

             The Funds are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by either Fund may be inspected and copied at the Commission's Public Reference Room at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549-0102, and at the Northeast regional office of the Commission at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

             In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and Mellon Bank, or its affiliates, may pay persons holding Acquired Fund Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Acquired Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

             If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote

Acquired Fund Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Acquired Fund Shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

             If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Acquired Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Acquired Fund by the presence in person or by proxy of a majority of the outstanding Fund shares entitled to vote at the Meeting.

             The votes of the Acquiring Fund's shareholders are not being solicited because their approval or consent is not necessary for the Exchange.

             As of May 1, 2002, the following were known by the Acquired Fund to own of record 5% or more of the indicated class of the Acquired Fund's outstanding voting shares:

Class A Shares
--------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

Charles Schwab & Co. Inc.       BEFORE EXCHANGE          AFTER EXCHANGE
Reinvest Account                7.8251%
Attn. Mutual Funds
101 Montgomery St.
San Francisco, CA 94101-4122

Morgan Stanley FBO              BEFORE EXCHANGE          AFTER EXCHANGE
Bonnie McElveen-Hunter          5.8849%
*Fixed Income*
1301 Carolina Street
Greensboro, NC 27401

Class B Shares
---------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

MLPF & S for the Sole Benefit   BEFORE EXCHANGE          AFTER EXCHANGE
of its Customers                20.9739%
Attn. Fund Administration
A/C 97F53
4800 Deer Lake Dr. E, Floor 3
Jacksonville, FL 32246-6484

Anna L. Parker                  BEFORE EXCHANGE          AFTER EXCHANGE
2505 Overland Ave.              5.0424%
Baltimore, MD 21214-2443

Class C Shares
--------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

MLPF & S for the Sole Benefit   BEFORE EXCHANGE          AFTER EXCHANGE
of its Customers                41.3508%
Attn. Fund Administration
A/C 97F56
4800 Deer Lake Dr. E., Floor 3
Jacksonville, FL 32246-6484

Wells Fargo Investments LLC     BEFORE EXCHANGE          AFTER EXCHANGE
A/C 7667-0776                   5.9270%
608 Second Avenue South, 8th
Fl.
Minneapolis, MN 55402-1916

Salomon Smith Barney Inc.       BEFORE EXCHANGE          AFTER EXCHANGE
00108915055                     5.4701%
333 West 34th St. - 3rd Floor
New York, NY 10001-2483

             As of May 1, 2002, the following were known by the Acquiring Fund to own of record 5% or more of the indicated class of the Acquiring Fund's outstanding voting shares:


MPAM Shares
-----------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

MAC & Co.                       Before Exchange          After Exchange
Attn. MPAM Operations           47.9042%
Mutual Fund Unit
P.O. Box 534005
Pittsburgh, PA 15253-4005

MAC & Co.                       Before Exchange          After Exchange
Attn. MPAM Operations           47.6352%
Mutual Fund Unit
P.O. Box 534005
Pittsburgh, PA 15253-4005


Investor Shares
---------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

Peter C. Stoneman               Before Exchange          After Exchange
25 Adams Lane                   45.8483%
Wayland, MA 01778-2017

Charles Stoneman                Before Exchange          After Exchange
25 Adams Lane                   45.8483%
Wayland, MA 01778-2017

Karl J. Soiney                  Before Exchange          After Exchange
115 Read St.                    7.6784%
Portland, ME 04103-3484




             As of April 30, 2002, the Dreyfus Trustees and officers of the Dreyfus Trust, as a group, owned less than 1% of each class of the Acquired Fund's outstanding shares. As of April 30, 2002, the MPAM Trustees and officers of the MPAM Trust, as a group, owned less than 1% of each class of the Acquiring Fund's outstanding shares. As of April 30, 2002, there were no outstanding Dreyfus Premier shares of the Acquiring Fund.

                        FINANCIAL STATEMENTS AND EXPERTS

             The audited financial statements of the Acquired Fund for the fiscal year ended June 30, 2001, and the audited financial statements of the Acquiring Fund for the fiscal year ended August 31, 2001, have been incorporated herein by reference in reliance upon reports of by KPMG LLP, each Fund's independent auditors, and upon the authority of said firm, as experts in accounting and auditing.

             The unaudited financial statements of the Acquired Fund for the period ended December 31, 2001 have been incorporated herein by reference from the Acquired Fund's Semi-Annual Report on file with the Commission. In addition, the unaudited financial statements of the Acquiring Fund for the period ended February 28, 2002 accompany this Prospectus/Proxy Statement and have been incorporated herein by reference from Acquired Fund's Semi-Annual Report on file with the Commission.

                                  OTHER MATTERS

             The Dreyfus Trustees are not aware of any other matters that may come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

             Please advise the Dreyfus Trust, in care of Dreyfus Transfer, Inc.,
Attention: The Dreyfus/Laurel Tax-Free Municipal Funds -- Dreyfus Premier Limited Term Municipal Fund, P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Acquired Fund Shares for which proxies are being solicited from you and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to those beneficial owners.

             IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE,

SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION dated as of April 30, 2002 (the "Agreement"), between THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS, an unincorporated Massachusetts business trust (the "Dreyfus Trust"), on behalf of DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND, a segregated portfolio of assets ("series") thereof (the "Acquired Fund"), and MPAM FUNDS TRUST, an unincorporated Massachusetts business trust (the "MPAM Trust"), on behalf of MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND, a series thereof (the "Acquiring Fund"). (The Acquired Fund and the Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.") All agreements, representations, actions and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by the Dreyfus Trust on behalf of the Acquired Fund and by the MPAM Trust on behalf of the Acquiring Fund.

         The parties wish to effect a reorganization described in Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under the Code (the "Regulations"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for shares of beneficial interest, par value $0.001 per share, in the Acquiring Fund designated MPAM shares, Investor shares and Dreyfus Premier shares (collectively, the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of stated liabilities of the Acquired Fund and the distribution, after the Closing Date (as defined in paragraph 3.1), of such Acquiring Fund Shares to the holders of the Acquired Fund's Class A, Class B, Class C and Class R shares of beneficial interest, each without par value (collectively, the "Acquired Fund Shares"), in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (all such transactions herein collectively referred to as the "Reorganization"). In the Reorganization, holders of Class A and Class C shares of the Acquired Fund would receive Investor shares of the Acquiring Fund, holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund, and holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Each Acquired Fund Shareholder (as defined in paragraph 1.6) would receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of its investment in the Acquired Fund at the time of the Reorganization.

         WHEREAS, the Acquired Fund is a non-diversified series of the Dreyfus Trust, a registered open-end management investment company, and the Acquiring Fund is a non-diversified series of the MPAM Trust, a registered open-end management investment company, and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Acquired Fund is authorized to issue Class A, Class B, Class C and Class R shares of beneficial interest, and the Acquiring Fund is authorized to issue MPAM shares, Investor shares and Dreyfus Premier shares of beneficial interest;

         WHEREAS, the MPAM Trust's Board of Trustees (the "MPAM Board") has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the Acquiring Fund's assumption of stated liabilities of the Acquired Fund is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of the Reorganization; and

         WHEREAS, the Dreyfus Trust's Board of Trustees (the "Dreyfus Board") has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the Acquiring Fund's assumption of stated liabilities of the Acquired Fund is in the best interests of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders would not be diluted as a result of the Reorganization.

         NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND THE ACQUIRING FUND'S ASSUMPTION OF ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

         1.1 Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein:

              (a) The Acquired Fund shall assign, transfer and convey to the Acquiring Fund at the Closing (as defined in paragraph 3.1) all of the Assets of the Acquired Fund (as defined in paragraph 1.2).

              (b) The Acquiring Fund agrees in exchange therefor at the Closing
(i) to issue and deliver to the Acquired Fund the number and classes of full and fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3, and
(ii) to assume the Liabilities of the Acquired Fund (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

          1.2 (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as assets on the books of the Acquired Fund, on the Closing Date. The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 4.1(j).

              (b) The Acquired Fund has provided the Acquiring Fund with a list of all of its property as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of such property in the ordinary course of its business. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of any property on such list that does not conform to the Acquiring Fund's investment objective, policies and restrictions or that the Acquiring Fund otherwise does not desire to hold. The Acquired Fund will dispose of such property prior to the Closing Date to the extent practicable and to the extent the Acquired Fund would not be affected adversely by such disposition. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested to do so by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by The Dreyfus Corporation ("Dreyfus") as of the Valuation Date (as defined in paragraph 2.1) (collectively, the "Liabilities").

         1.4 The Assets shall be delivered on the Closing Date to Mellon Bank, N.A., the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

         1.5 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the Assets transferred. Such assets shall be deemed included in Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

         1.6 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute PRO RATA in accordance with this paragraph to the Acquired Fund's shareholders of record - some of which hold Acquired Fund Shares in omnibus accounts (the "Nominee Shareholders") - determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. For purposes of this Agreement, the MPAM shares of the Acquiring Fund shall be the "corresponding class" to the Class R shares of the Acquired Fund, the Investor shares of the Acquiring Fund shall be the "corresponding class" to the Class A and Class C shares of the Acquired Fund and the Dreyfus Premier shares of the Acquiring Fund shall be the "corresponding class" to the Class B shares of the

Acquired Fund. Such liquidation and distribution will be accomplished by transferring the Acquiring Fund Shares of each class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open individual and omnibus accounts on such books for the benefit of (a) the Acquired Fund Shareholders other than Nominee Shareholders and (b) the indirect holders of Acquired Fund Shares through Nominee Shareholders of the corresponding class (collectively, the "Beneficial Shareholders") and representing the respective PRO RATA number of full and fractional Acquiring Fund Shares of such class to which each such Beneficial Shareholder is entitled. For these purposes, an Acquired Fund Shareholder shall be entitled to receive, with respect to each full and fractional Acquired Fund Share of a class held by such shareholder, that number of full and fractional Acquiring Fund Shares of the corresponding class equal to the net asset value of such Acquired Fund Share as of the Valuation Date (determined in accordance with paragraph 2.1) divided by the net asset value of one Acquiring Fund Share of the corresponding class, as of the Valuation Date (determined in accordance with paragraph 2.2). All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund simultaneously with the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders.

         1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

         1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.9 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund's existence is terminated.

     2. VALUATION.

         2.1 The value of the Assets and the amount of the Liabilities, the amount thereof attributable to each class of Acquired Fund Shares, and the net asset value of a share of each such class all shall be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (usually, 4:00 p.m., Eastern time), except that certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then-current prospectus and statement of additional information.

         2.2 The net asset value of a share of each class of Acquiring Fund Shares shall be computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectuses and statement of additional information.

         2.3 The number of MPAM shares, Investor shares and Dreyfus Premier shares (including fractional shares, if any), respectively, to be issued in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the Assets, less the amount of the Liabilities, attributable to the corresponding class of the Acquired Fund, using the valuation procedures referred to in paragraph 2.1, by the net asset value of one MPAM share, Investor share and Dreyfus Premier share, respectively, determined in accordance with paragraph 2.2.

         2.4 All computations and calculations of value shall be made by Dreyfus in accordance with its regular practices as fund accountant for each Fund.

     3.  CLOSING AND CLOSING DATE.

         3.1 Consummation of the Reorganization and related acts (the "Closing") shall occur on August 29, 2002 or such other date as to which the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:30 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

         3.2 The Acquired Fund shall deliver to the Acquiring Fund at the Closing a statement of assets and liabilities, including a schedule of the Assets setting forth for all portfolio securities thereon their adjusted tax basis and holding period by lot, as of the Closing, certified by the Dreyfus Trust's Treasurer or Assistant Treasurer. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.

         3.3 If on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of either Fund is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of either Fund or determination of the net asset value of any class of their shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored.

         3.4 The transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date to the Secretary of the Dreyfus Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

     4.  REPRESENTATIONS AND WARRANTIES.

         4.1 The Dreyfus Trust, on behalf of the Acquired Fund, represents and warrants to the MPAM Trust as follows:

              (a) The Acquired Fund is a duly established and designated series of the Dreyfus Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

              (b) The Dreyfus Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

              (c) The current prospectus and statement of additional information of the Acquired Fund and any supplements thereto conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

              (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Dreyfus Trust's Agreement and Declaration of Trust dated March 28, 1983, as amended and restated December 9, 1992 (the "Trust Instrument"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

              (e) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

              (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

              (g) The Statements of Assets and Liabilities of the Acquired Fund at June 30, 2001, June 30, 2000 and June 30, 1999 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the MPAM Trust) fairly reflect the financial condition of the

Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

              (h) Since June 30, 2001 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the unaudited statement of assets and liabilities referred to in paragraph 1.3.

              (i) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law then to have been filed shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Dreyfus Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

              (j) The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquired Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

              (k) The Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

              (l) The Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code).

              (m) Not more than 25% of the value of the Acquired Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

              (n) The Acquired Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Closing Date.

              (o) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid upon receipt of full payment in accordance with the terms contemplated by the Acquired Fund's then-current prospectus and statement of additional information, and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, on the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent, as certified in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

              (p) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets.

              (q) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Dreyfus Board, and, subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

              (r) The proxy statement of the Acquired Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

         4.2 The MPAM Trust, on behalf of the Acquiring Fund, represents and warrants to the Dreyfus Trust as follows:

              (a) The Acquiring Fund is a duly established and designated series of the MPAM Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

              (b) The MPAM Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

              (c) The current prospectuses and statement of additional information of the Acquiring Fund and any supplements thereto conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

              (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the MPAM Trust's Amended and Restated Agreement and Declaration of Trust dated June 5, 2000 (the "Declaration of Trust") or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

              (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

              (f) The Statements of Assets and Liabilities of the Acquiring Fund as of August 31, 2001 and as of September 1, 2000 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Dreyfus Trust) fairly reflect the financial condition of the Acquiring Fund as of such dates.

              (g) Since August 31, 2001 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed in writing to the Dreyfus Trust.

              (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the MPAM Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

              (i) The Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquiring Fund met all the requirements of Subchapter M for qualification and treatment as a regulated investment company; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

              (j) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

              (k) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire -- during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Acquired Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business as required by section 22(e) of the 1940 Act.

              (l) The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) that the Acquired Fund conducted before the Reorganization and
(ii) use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in that business.

              (m) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

              (n) Immediately after the Reorganization (i) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

              (o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Fund.

              (p) All Acquiring Fund Shares, when issued pursuant to the Reorganization, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

              (q) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the MPAM Board and, if required, the Acquiring Fund shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

              (r) The Proxy Statement included in the Registration Statement referred to in paragraph 5.5 (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.  COVENANTS OF THE FUNDS.

         5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

         5.2 The Dreyfus Trust will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

         5.3 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in form reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes that will be carried over to the Acquiring Fund under Section 381 of the Code, which statement shall be certified by the Dreyfus Trust's President or its Vice President and Treasurer.

         5.5 The MPAM Trust shall prepare a prospectus that, together with the Proxy Statement, shall be included in a registration statement on Form N-14 of the MPAM Trust relating to the Acquiring Fund Shares issuable hereunder (the "Registration Statement") to be filed in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules thereunder.

         5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         5.7 The Funds shall cooperate in the preparation and filing as promptly as practicable with the Commission of an application, in form and substance reasonably satisfactory to their counsel, for exemptive relief from the provisions of Section 17 of the 1940 Act, and from any other provision of the 1940 Act deemed necessary or advisable by such counsel, to permit consummation of the Reorganization as contemplated hereby (the "Exemptive Application"). The Funds shall use all reasonable efforts to obtain the relief requested by the Exemptive Application.

     6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         6.1 All representations and warranties of the Dreyfus Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         6.2 The Acquired Fund shall have delivered to the Acquiring Fund the statement of the Acquired Fund's assets and liabilities referred to in paragraph
1.3 and the schedule of Assets referred to in paragraph 3.2.

         6.3 The Dreyfus Trust shall have delivered to the MPAM Trust on the Closing Date a certificate executed in its name by the Dreyfus Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the MPAM Trust, to the effect that the representations and warranties of the Dreyfus Trust made in this Agreement on behalf of the Acquired Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the MPAM Trust reasonably requests.

     7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the MPAM Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         7.2 The MPAM Trust shall have delivered to the Dreyfus Trust on the Closing Date a certificate executed in its name by the MPAM Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Dreyfus Trust, to the effect that the representations and warranties of the MPAM Trust made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Dreyfus Trust reasonably requests.

     8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS.

         If any of the conditions set forth below does not exist on or before the Closing Date with respect to either Fund, the other Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

         8.1 This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust Instrument.

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The relief requested by the Exemptive Application shall have been granted in form and substance reasonably satisfactory to the counsel for each Fund.

         8.6 The Acquired Fund shall have declared a dividend or dividends that, together with all previous dividends, shall have the effect of distributing to the Acquired Fund's shareholders all of (a) the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date,
(b) the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all such years or periods and (c) its net capital gain realized in all such years or periods (after reduction for any capital loss carry forward).

         8.7 The parties shall have received an opinion ("Tax Opinion") of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for Federal income tax purposes:

              (a) The Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Acquired Fund's distribution of those shares PRO RATA to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

              (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

              (c) The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

              (d) The Acquiring Fund's tax basis in the Assets will be the same as the Acquired Fund's tax basis therein immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor;

              (e) A Beneficial Shareholder will recognize no gain or loss on the actual or constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

              (f) A Beneficial Shareholder's aggregate tax basis in the Acquiring Fund Shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Acquired Fund Shares it surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing
Date).

         In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraphs 6.3 and 7.2.

         Notwithstanding the foregoing, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Beneficial Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     9.  TERMINATION OF AGREEMENT; EXPENSES.

         9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Dreyfus Board or of the MPAM Board, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund's shareholders) if circumstances develop that, in the opinion of either such Board, make proceeding with the Reorganization inadvisable.

         9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of paragraph 9.1, this Agreement shall become void and have no effect, without any liability in respect of this Agreement on the part of either party hereto or their respective Trustees, officers or shareholders.

         9.3 The expenses of the Reorganization shall be borne by Mellon Bank, N.A. or its affiliates.

     10. WAIVER.

         At any time prior to the Closing Date, any of the conditions described in Sections 6, 7 and 8 may be waived by the MPAM Board or the Dreyfus Board if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

     11. MISCELLANEOUS.

         11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

         11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

         11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by either Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, in each case without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the Federal securities laws, the latter shall govern.

         11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         11.6 (a) References herein to the "MPAM Funds Trust" (or the "MPAM Trust") or its Trustees refer to them, respectively, not individually or personally, but as acting from time to time under the Declaration of Trust, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the MPAM Trust. The obligations of the MPAM Trust entered into in the name or on behalf of the Acquiring Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the MPAM Trust or on the shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property; and all persons dealing with the Acquiring Fund must look solely to the Acquiring Fund's property for the enforcement of any claims against the Acquiring Fund.

              (b) References herein to the "The Dreyfus/Laurel Tax-Free Municipal Funds" (or the "Dreyfus Trust") or its Trustees refer to them, respectively, not individually or personally, but as acting from time to time under the Trust Instrument, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Dreyfus Trust. The obligations of the Dreyfus Trust entered into in the name or on behalf of the Acquired Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Dreyfus Trust or on the shareholders or representatives of the Acquired Fund personally, but bind only the Acquired Fund's property; and all persons dealing with the Acquired Fund must look solely to the Acquired Fund's property for the enforcement of any claims against the Acquired Fund.

         11.7 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquired Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Dreyfus Trust on behalf of the Acquired Fund.

         11.8 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquiring Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the MPAM Trust on behalf of the Acquiring Fund.

         11.9 If this Agreement is not approved by any class of the Acquired Fund's shareholders, the Dreyfus Board will consider appropriate courses of action for that class and the Acquired Fund as a whole, including liquidating that class of the Acquired Fund Shares, continuing only certain Acquired Fund Share classes and/or exchanging shares of classes of the Acquired Fund that approve this Agreement for the shares of corresponding classes of the Acquiring Fund.

         IN WITNESS WHEREOF, the MPAM Trust and the Dreyfus Trust have caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.


THE DREYFUS / LAUREL TAX-FREE MUNICIPAL FUNDS, on behalf of Dreyfus Premier Limited Term Municipal Fund


By:   ___________________________________
      Stephen E. Canter,
      President


ATTEST:  _______________________
         Steven F. Newman,
         Secretary



MPAM FUNDS TRUST,
on behalf of MPAM National Intermediate Municipal Bond Fund



By:   ___________________________________
      David F. Lamere,
      President


ATTEST:  ____________________
         Jeff S. Prusnofsky,
         Secretary

                   DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND

      The undersigned shareholder of Dreyfus Premier Limited Term Municipal Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust"), hereby appoints Steven F. Newman and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Acquired Fund standing in the name of the undersigned at the close of business on May 30, 2002, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:30 a.m. on Thursday, August 22, 2002, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

      THIS PROXY IS SOLICITED BY THE DREYFUS TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

      Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

      1. To approve an Agreement and Plan of Reorganization between the Dreyfus Trust, on behalf of the Acquired Fund, and MPAM Funds Trust, on behalf of MPAM National Intermediate Municipal Bond Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Acquired Fund in exchange for shares in the Acquiring Fund designated MPAM shares, Investor shares and Dreyfus Premier shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities, and the PRO RATA distribution of those shares to the Acquired Fund's shareholders and the subsequent termination of the Acquired Fund.

            FOR               AGAINST                 ABSTAIN
            |_|                 |_|                     |_|

      2. In their discretion, the proxies are authorized to vote on other business that properly comes before the meeting or any adjournment(s) thereof.

      By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is hereby acknowledged.
Dated: , 2002

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
----------------------------------------


----------------------------------------
Signature(s)
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

MELLON PRIVATE ASSET MANAGEMENT ((reg.tm)

((MPAM(SM))

MPAM(SM) FAMILY OF MUTUAL FUNDS

MPAM Large Cap Stock Fund

MPAM Income Stock Fund

MPAM Mid Cap Stock Fund

MPAM Small Cap Stock Fund

MPAM International Fund

MPAM Emerging Markets Fund

MPAM Bond Fund

MPAM Intermediate Bond Fund

MPAM Short-Term U.S. Government Securities Fund

MPAM National Intermediate Municipal Bond Fund

MPAM National Short-Term Municipal Bond Fund

MPAM Pennsylvania Intermediate Municipal Bond Fund


MPAM Massachusetts Intermediate Municipal Bond Fund


MPAM Balanced Fund


PROSPECTUS May ___, 2002


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Funds
--------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                                 2

MPAM Income Stock Fund                                                    6

MPAM Mid Cap Stock Fund                                                  10

MPAM Small Cap Stock Fund                                                14


MPAM International Fund                                                  19

MPAM Emerging Markets Fund                                               24

MPAM Bond Fund                                                           28

MPAM Intermediate Bond Fund                                              33

MPAM Short-Term
U.S. Government Securities Fund                                          38

MPAM National Intermediate
Municipal Bond Fund                                                      43

MPAM National Short-Term
Municipal Bond Fund                                                      48

MPAM Pennsylvania Intermediate
Municipal Bond Fund                                                      52

MPAM Massachusetts Intermediate
Municipal Bond Fund                                                      57

MPAM Balanced Fund                                                       61

Management                                                               68

Financial Highlights                                                     71

Your Investment
--------------------------------------------------------------------------------

Account Policies and Services                                            86

Distributions and Taxes                                                  91


For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUNDS' RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

The Funds


Each fund is offering its MPAM shares and Investor shares in this prospectus.


MPAM shares are generally offered only to Mellon Private Asset Management(SM) (MPAM(SM)) clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates (MPAM Clients). "Mellon Private Asset Management" and "MPAM" are service marks of Mellon Financial Corporation. Investor shares are generally offered only to MPAM Clients who terminate their relationship with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates, and to individuals, corporations, partnerships and other entities that are not MPAM Clients and that receive a transfer of fund shares from an MPAM Client (collectively, Individual Clients).

What each fund is -- and isn't


Each fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in a fund, but you also have the potential to make money.

MPAM Large Cap Stock Fund

GOAL/APPROACH


The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's((reg.tm)) 500 Composite Stock Price Index (S&P 500). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of large-cap companies. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns and stability of the fund's share price compared to the S&P 500 are primary goals of the investment process.


In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

(pound) VALUE, or how a stock is priced relative to its perceived intrinsic worth

(pound) GROWTH, in this case the sustainability or growth of earnings

(pound) FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on information technology as well as Wall Street sources and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the S&P 500.

Concepts to understand


LARGE-CAP COMPANIES: generally established companies that are considered "known quantities," with market capitalizations of $5 billion or more at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Large companies often have the resources to weather economic shifts, though they can be slower to innovate than small companies.


COMPUTER MODEL: a proprietary program that evaluates and ranks a universe of over 2,000 stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

S&P 500: an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy. The S&P 500 is often considered a proxy for the stock market in general.


(PAGE 2)

MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.


Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile very similar to the S&P 500, the fund is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.


By investing in a mix of growth and value companies, the fund assumes the risks of both. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns.

With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued.


Other potential risks

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


The fund may purchase securities of companies in initial public offerings (IPOs) .. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


MPAM Large Cap Stock Fund

(PAGE 3)

MPAM LARGE CAP STOCK FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. The bar chart shows you how the performance of the fund's MPAM shares has varied from year to year. The top table on the next page compares the performance of the fund's MPAM shares over time to that of the S&P 500, a widely recognized unmanaged index of stock performance. Please note that the performance figures for the fund's MPAM shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund's MPAM shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown.

The bottom table on the next page compares the performance of the fund's MPAM shares to that of the S&P 500 for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's MPAM shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.


(PAGE 4)


Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES


 7.42   12.24   -1.31   37.36  25.42   33.16   26.95   18.47   -9.02  -13.16
   92      93      94      95     96      97      98      99      00      01


BEST QUARTER:                    Q4 '98                          +22.56%

WORST QUARTER:                   Q3 '01                          -15.42%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS ____%


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                        1 Year                       5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------


MPAM LARGE CAP
STOCK FUND --
MPAM SHARES*                                           -13.16%                        9.61%                       12.49%

S&P 500                                                -11.88%                       10.70%                       12.93%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                       Since
                                                                   inception
                                                    1 Year          (10/2/00)
--------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                            -13.16%               -18.02%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS            -13.58%               -18.37%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                         -7.75%               -14.40%

S&P 500
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                        -11.88%               -15.32%**
--------------------------------------------------------------------------------


   *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.


** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.



EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                  MPAM         Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.65%             0.65%

Shareholder services fee                         none             0.25%

Other expenses                                  0.17%             0.71%
--------------------------------------------------------------------------------

TOTAL                                           0.82%             1.61%
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $84                 $262               $455                   $1,014

INVESTOR SHARES                                  $164                $508               $876                   $1,911

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Large Cap Stock Fund


(PAGE 5)

MPAM Income Stock Fund

GOAL/APPROACH


The fund seeks to exceed the total return performance of the Russell 1000(tm) Value Index over time. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to invest primarily in dividend-paying stocks. The investment adviser chooses stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund seeks to invest primarily in dividend-paying stocks, it will emphasize those stocks with value characteristics, although it may also purchase growth stocks. The remainder of the fund's total assets may be invested in convertible bonds, preferred stocks, fixed-income securities, American Depositary Receipts (ADRs) and money market instruments.


In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

(pound) VALUE, or how a stock is priced relative to its perceived intrinsic worth

(pound) GROWTH, in this case the sustainability or growth of earnings

(pound) FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on information technology as well as Wall Street sources and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund may at times overweight certain sectors in attempting to achieve higher yields.

Concepts to understand

DIVIDEND: a distribution of earnings to shareholders, usually paid in the form of cash or stock.

COMPUTER MODEL: a proprietary program that evaluates and ranks a universe of over 2,000 stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

RUSSELL 1000 VALUE INDEX: is an unmanaged, market- capitalization-weighted index that measures the performance of those of the 1,000 largest U.S. companies based on total market capitalization that have lower price-to-book ratios and lower forecasted growth values.

(PAGE 6)

MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.


The fund will hold fewer securities than the Russell 1000 Value Index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.


By investing in a mix of value and growth companies, the fund assumes the risks of both.

With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued.


Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns.

Other potential risks

The fund may invest in ADRs, which represent indirect ownership of securities issued by foreign companies. The securities of foreign issuers carry additional risks, such as less liquidity, changes in currency exchange rates, a lack of comprehensive company information and political and economic instability.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.


The fund may purchase securities of companies in initial public offerings
(IPOs). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


MPAM Income Stock Fund

(PAGE 7)

MPAM INCOME STOCK FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed at right), had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. The bar chart shows you how the performance of the fund's MPAM shares has varied from year to year. The top table on the next page compares the performance of the fund's MPAM shares over time to that of the Russell 1000 Value Index, a widely recognized unmanaged index of large-capitalization value stock performance. Please note that the performance figures for the fund's MPAM shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund's MPAM shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown.

The bottom table on the next page compares the performance of the fund's MPAM shares to that of the Russell 1000 Value Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's MPAM shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.

Before June 1, 2000, the CTF sought to exceed the total return performance of the S&P 500 over time. Beginning June 1, 2000, the CTF sought to exceed the total return performance of the Russell 1000 Value Index over time. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy. The Russell 1000 Value Index is an unmanaged, market-capitalization-weighted index that measures the performance of those of the 1,000 largest U.S. companies based on total market capitalization that have lower price-to-book ratios and lower forecasted growth values. The CTF changed its benchmark due to the value orientation of the CTF and the Russell 1000 Value Index.

(PAGE 8)




Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES


 7.23   10.40   -1.15   36.98  23.17   35.01   23.20    5.50   -3.98   -9.69
   92      93      94      95     96      97      98      99      00      01


BEST QUARTER:                    Q4 '98                          +19.76%

WORST QUARTER:                   Q3 '98                          -10.79%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS ___%.


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                               1 Year                       5 Years                     10 Years
-----------------------------------------------------------------------------------------------------------------------------------

MPAM INCOME
STOCK FUND --
MPAM SHARES*                                                   -9.69%                        8.76%                       11.63%

RUSSELL 1000
VALUE INDEX                                                    -5.59%                       11.13%                       14.13%
-----------------------------------------------------------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01

                                                                     Since
                                                                  inception
                                                1 Year             (10/2/00)
--------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                             -9.69%               -11.31%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS             -11.05%               -12.64%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                              -4.94%                -9.16%

RUSSELL 1000 VALUE INDEX
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                         -5.59%                -1.76%**
--------------------------------------------------------------------------------


   *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.


** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.





EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                  MPAM          Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.65%            0.65%

Shareholder services fee                        none             0.25%

Other expenses                                  0.19%            0.50%
--------------------------------------------------------------------------------

TOTAL                                           0.84%            1.40%
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $86                 $268               $466                   $1,037

INVESTOR SHARES                                  $143                $443               $766                   $1,680

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Income Stock Fund

(PAGE 9)

MPAM Mid Cap Stock Fund

GOAL/APPROACH


The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400((reg.tm)) Index (S&P MidCap 400). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of midsize domestic companies. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns and stability of the fund's share price compared to the S&P MidCap 400 are primary goals of the investment process.


In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

(pound) VALUE, or how a stock is priced relative to its perceived intrinsic worth

(pound) GROWTH, in this case the sustainability or growth of earnings

(pound) FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on information technology as well as Wall Street sources and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the S&P MidCap 400.

Concepts to understand


MID-CAP COMPANIES: generally new and often entrepreneurial companies with market capitalizations ranging between $1 billion and $8 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Small and mid-cap companies can, if successful, grow faster than larger-cap companies and typically use any profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. These companies fail more often.


COMPUTER MODEL: a proprietary program that evaluates and ranks a universe of over 2,000 stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

S&P MIDCAP 400: a market-capitalization-weighted index of 400 medium-capitalization stocks.


(PAGE 10)

MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.


Small and midsize companies carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on the fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economics.

The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to the S&P MidCap 400, the fund is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.


By investing in a mix of growth and value companies, the fund assumes the risks of both. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued.


Other potential risks

The fund may invest in securities of foreign issuers, which carry additional risks such as changes in currency exchange rates, less liquidity, a lack of comprehensive company information and political and economic instability.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

MPAM Mid Cap Stock Fund

(PAGE 11)

MPAM MID CAP STOCK FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart shows you how the performance of the fund's MPAM shares has varied from year to year. The top table on the next page compares the performance of the fund's MPAM shares over time to that of the S&P MidCap 400. Please note that the performance figures for the fund's MPAM shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance. In addition, the expenses of the fund's MPAM shares may be higher than those estimated prior to the conversion of the CTF into the fund, which would lower the performance shown.

The bottom table on the next page compares the performance of the fund's MPAM shares to that of the S&P MidCap 400 for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's MPAM shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.

Before June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $3 billion, similar to the Russell 2500(TM) Stock Index (the Russell 2500), an unmanaged index based on the stocks of 3,000 large U.S. companies, as determined by market capitalization, but excluding the 500 largest such companies. Beginning June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $5 billion, similar to the S&P MidCap 400, an unmanaged, capitalization-weighted index of 400 medium-capitalization stocks. The change in average market capitalization of companies held by the CTF was largely reflective of changes in the market value of companies in the benchmark. The change by the CTF reflected the view of its manager that the turnover of companies represented in the S&P MidCap 400 was less volatile than that of the Russell 2500, and that the S&P MidCap 400 was more familiar to investors. The fund currently seeks to maintain a portfolio of stocks of companies with an average market capitalization of between $1 billion and $8 billion, similar to the S&P MidCap 400.


(PAGE 12)


Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES


16.89   15.43   -1.64   39.38  22.21   23.30   -5.59   10.72    7.87   -1.88
   92      93      94      95     96      97      98      99      00      01


BEST QUARTER:                     Q4 '99                         +16.55%

WORST QUARTER:                    Q3 '98                         -21.71%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS ___%.


--------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01


                                                        1 Year                       5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM MID CAP
STOCK FUND --
MPAM SHARES*                                            -1.88%                        6.41%                       11.92%

S&P MIDCAP 400                                          -0.62%                       16.11%                       15.01%
------------------------------------------------------------------------------------------------------------------------------------


Average annual total return AS OF 12/31/01

                                                                      Since
                                                                  inception
                                              1 Year               (10/2/00)
--------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                             -1.88%                -6.13%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS             -1.98%                -6.21%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                          -1.15%                -4.93%

S&P MIDCAP 400
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                         -0.62%                -3.57%**
--------------------------------------------------------------------------------


   *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.


** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.




EXPENSES


As an investor, you pay certain fees and expenses in connection with the fund, which are described for MPAM shares and Investor shares in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund's MPAM shares and Investor shares do not have a sales charge (load) or Rule 12b-1 distribution fees.


--------------------------------------------------------------------------------

Fee table

                                                  MPAM           Investor
                                                 shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.75%             0.75%

Shareholder services fee                         none             0.25%

Other expenses                                  0.18%             0.40%
--------------------------------------------------------------------------------

TOTAL                                           0.93%             1.40%
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $95                 $296               $515                   $1,143

INVESTOR SHARES                                  $143                $443               $766                   $1,680

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Mid Cap Stock Fund

(PAGE 13)

MPAM Small Cap Stock Fund

GOAL/APPROACH


The fund seeks total investment returns (consisting of capital appreciation and income) that surpass those of the Standard & Poor's SmallCap 600((reg.tm)) Index (S&P SmallCap 600). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of small-capitalization companies. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.


In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

(pound) VALUE, or how a stock is priced relative to its perceived intrinsic worth

(pound) GROWTH, in this case the sustainability or growth of earnings

(pound) FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities and determines those issues that should be sold. The investment adviser uses information technology as well as Wall Street sources and company management to stay abreast of current developments.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics are similar to those of the S&P SmallCap 600.

Concepts to understand


SMALL-CAPITALIZATION COMPANIES: generally new and often entrepreneurial companies with market capitalizations ranging between $100 million and $2 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Small-cap companies can, if successful, grow faster than larger-cap companies and typically use any profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. Small companies fail more often.


COMPUTER MODEL: a proprietary program that evaluates and ranks a universe of over 2,000 stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

S&P SMALLCAP 600: an unmanaged index consisting of the stocks of 600 publicly traded U.S. companies chosen for market size, liquidity and industry-group representation. The stocks comprising the S&P SmallCap 600 have market capitalizations generally ranging between $50 million and $2 billion.

(PAGE 14)

MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.


Small companies carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on the fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economics.

The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to the S&P SmallCap 600, the fund is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

By investing in a mix of growth and value companies, the fund assumes the risks of both. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued.


At times, the fund may engage in active trading, which could produce higher brokerage costs and taxable distributions and lower the fund's after-tax performance accordingly.

Other potential risks

The fund may invest in securities of foreign issuers, which carry additional risks such as changes in currency exchange rates, less liquidity, a lack of comprehensive company information and political and economic instability.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

MPAM Small Cap Stock Fund

(PAGE 15)

MPAM SMALL CAP STOCK FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart shows you how the performance of the fund's MPAM shares has varied from year to year. The top table on the next page compares the performance of the fund's MPAM shares over time to that of the S&P SmallCap 600, an unmanaged index of small-cap stock performance. Please note that the performance figures for the fund's MPAM shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 18 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's MPAM shares to that of the S&P SmallCap 600 for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's MPAM shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.

(PAGE 16)

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES


                                                0.92   30.88   -4.82    2.78
   92      93      94      95     96      97      98      99      00      01


BEST QUARTER:                    Q4 '99                    +26.91%

WORST QUARTER:                   Q3 '98                    -22.68%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS ___%.



Average annual total return AS OF 12/31/01

                                                                                                    Since inception
                                                                 1 Year                                    (1/1/98)
------------------------------------------------------------------------------------------------------------------------------------


MPAM SMALL CAP
STOCK FUND --
MPAM SHARES*                                                      2.78%                                      6.62%

S&P SMALLCAP 600                                                  6.51%                                      7.21%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                        Since
                                                                     inception
                                                 1 Year               (10/2/00)
--------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                              2.78%                 0.45%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS              2.78%                 0.45%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                           1.69%                 0.36%

S&P SMALLCAP 600
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                          6.51%                 6.23%**
--------------------------------------------------------------------------------


   *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.


** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.


MPAM Small Cap Stock Fund

(PAGE 17)

MPAM SMALL CAP STOCK FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                  MPAM           Investor
                                                 shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                         0.85%            0.85%

Shareholder services fee                         none             0.25%

Other expenses                                   0.24%            0.30%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                               1.09%            1.40%

Less: Fee waiver and/or
expense reimbursement*                         (0.04%)          (0.10%)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                   1.05%            1.30%

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF EACH CLASS OF THE FUND (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 1.05%
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $107                $343               $597                   $1,325

INVESTOR SHARES                                  $132                $433               $756                   $1,671


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/ reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

(PAGE 18)

MPAM International Fund

GOAL/APPROACH

The fund seeks long-term capital growth. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. The fund also primarily invests in companies which the investment adviser considers to be "value" companies. To a limited extent, the fund may invest in debt securities of foreign issuers. Though not specifically limited, the fund ordinarily will invest in companies in at least ten foreign countries, and limit its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund's investment approach is value oriented, research driven, and risk averse. In selecting stocks, the investment adviser identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors:

(pound) VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures

(pound) BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity

(pound) BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring or change in management) that potentially will trigger a price increase near term or midterm

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

Concepts to understand

VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). For international investing, "value" is determined relative to a company's home market. Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

MPAM International Fund

(PAGE 19)

MPAM INTERNATIONAL FUND (CONTINUED)

MAIN RISKS


The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money. The fund's performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, a lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Each of those risks could result in more volatility for the fund.

The fund's investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).


The fund may invest in companies of any size. Investments in small and midsize companies carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on the fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group.

Under adverse market conditions, the fund could invest some or all of its assets in the securities of U.S. issuers or money market instruments. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund, at times, may invest in certain derivatives, such as options and futures, and in foreign currencies. While used primarily to hedge the fund's portfolio and manage exposure to certain risks, such strategies may increase the fund's volatility and lower its return. Derivatives can be illiquid and highly sensitive to changes in their underlying instruments. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

(PAGE 20)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the fund (and those of another CTF) were transferred to the fund. The bar chart shows you how the performance of the fund's MPAM shares has varied from year to year. The top table on the next page compares the performance of the fund's MPAM shares over time to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE((reg.tm))) Index, an unmanaged index of foreign stock performance. Please note that the performance figures for the fund's MPAM shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 23 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's MPAM shares to that of the MSCI EAFE((reg.tm)) Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's MPAM shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.

MPAM International Fund

(PAGE 21)

MPAM INTERNATIONAL FUND (CONTINUED)

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES


                                                       26.17   -1.62  -12.60
   92      93      94      95     96      97      98      99      00      01


BEST QUARTER:                    Q4 '99                      +9.19%


WORST QUARTER:                   Q3 '01                     -12.38%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS ___%.




Average annual total return AS OF 12/31/01

                                                       Inception                                                    Since
                                                         date                        1 Year                      inception
------------------------------------------------------------------------------------------------------------------------------------

MPAM
INTERNATIONAL FUND --
MPAM SHARES*                                           (7/15/98)                     -12.60%                       -0.51%

MSCI EAFE((reg.tm)) INDEX                              (7/31/98)                     -21.44%                       -3.76%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                     Since
                                                                  inception
                                              1 Year               (10/2/00)
--------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                          -12.60%                -6.42%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS          -12.96%                -6.73%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                       -7.55%                -5.22%

MSCI EAFE((reg.tm) )INDEX
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                      -21.44%               -19.33%**
--------------------------------------------------------------------------------


   *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.


** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.


(PAGE 22)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                 MPAM           Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.85%            0.85%

Shareholder services fee                         none            0.25%

Other expenses                                  0.29%            0.50%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                              1.14%            1.60%

Less: Fee waiver and/or
expense reimbursement*                        (0.09%)          (0.30%)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                  1.05%            1.30%

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF EACH CLASS OF THE FUND (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 1.05%.
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $107                $353               $619                   $1,378

INVESTOR SHARES                                  $132                $476               $843                   $1,875


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/ reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM International Fund

(PAGE 23)

MPAM Emerging Markets Fund

GOAL/APPROACH


The fund seeks long-term capital growth. This objective may be changed without shareholder approval. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.


In choosing stocks, the fund uses a value-oriented, research driven approach. In selecting stocks, the investment adviser identifies potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, the fund focuses on three key factors:

(pound) VALUE, or how a stock is valued relative to its intrinsic worth based on traditional value measures

(pound) BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity

(pound) BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring or change in management) that potentially will trigger a price increase near term or midterm

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the investment adviser's expectations.

Concepts to understand

VALUE COMPANIES: companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). For international investing, "value" is determined relative to a company's home market. Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.


EMERGING MARKET COUNTRIES: consist of all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets (Free) Index, which currently includes Argentina, Brazil, Chile, Colombia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela, together with any other country the investment adviser believes has an emerging economy or market.


(PAGE 24)

MAIN RISKS

The stock markets of emerging market countries can be extremely volatile. The value of your investment in the fund will go up and down, sometimes dramatically, which means that you could lose money.

The fund's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. These risks include changes in currency exchange rates, a lack of comprehensive company information, political instability, differing auditing and legal standards, less diverse and less mature economic structures, and less liquidity.

The fund's investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already underpriced. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing growth stocks).

The fund may invest in companies of any size. Investments in small and midsize companies carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on the fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group.

Under adverse market conditions, the fund could invest some or all of its assets in money market instruments. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund, at times, may invest in certain derivatives, such as options and futures, and in foreign currencies. While used primarily to hedge the fund's portfolio and manage exposure to certain risks, such strategies may increase the fund's volatility and lower its return. Derivatives can be illiquid and highly sensitive to changes in their underlying instruments. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

At times, the fund may engage in active trading, which could produce higher brokerage costs and taxable distributions and lower the fund's after-tax performance accordingly.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

MPAM Emerging Markets Fund

(PAGE 25)

MPAM EMERGING MARKETS FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the performance of the fund's MPAM shares for the fund's first full calendar year of operations as an investment company registered under the Investment Company Act of 1940. The table compares the performance of the fund's MPAM shares over time to that of the MSCI Emerging Markets (Free) Index, an unmanaged index of emerging markets stock performance. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax performance is shown only for MPAM shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

MPAM SHARES

                                                                        8.28
   92      93      94      95     96      97      98      99      00      01

BEST QUARTER:                    Q4 '01                     +22.24%

WORST QUARTER:                   Q3 '01                     -17.96%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS X.XX%.

Average annual total return AS OF 12/31/01

                                                                     Since
                                                                  inception
                                              1 Year               (10/2/00)
--------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                           8.28%                 1.11%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS           6.52%                -0.35%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                        5.03%                 0.16%

MSCI EMERGING MARKETS (FREE) INDEX
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                      -2.37%                -12.50%*

* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.


(PAGE 26)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                  MPAM           Investor
                                                 shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                         1.15%           1.15%

Shareholder services fee                          none           0.25%

Other expenses                                   0.66%           0.50%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                               1.81%           1.90%

Less: Fee waiver and/or
expense reimbursement*                         (0.46%)         (0.30%)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                   1.35%           1.60%

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF EACH CLASS OF THE FUND (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 1.35%.
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $137                $525               $937                   $2,089

INVESTOR SHARES                                  $163                $568               $999                   $2,198


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/ reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Emerging Markets Fund

(PAGE 27)

MPAM Bond Fund

GOAL/APPROACH


The fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. This objective may be changed without shareholder approval. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in debt securities, such as:


(pound) U.S. government and agency bonds

(pound) corporate bonds

(pound) mortgage-related securities, including commercial mortgage-backed securities

(pound) foreign corporate and government bonds (up to 20% of total assets)


The fund's investments in debt securities must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio duration will not exceed eight years. The fund may invest in individual debt securities of any duration. In calculating effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.


The investment adviser uses a disciplined process to select securities and manage risk. The investment adviser chooses securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Securities selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

Concepts to understand

DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

COMMERCIAL MORTGAGE-BACKED SECURITIES: represent direct or indirect participations in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including retail, office or industrial properties, health-care facilities and multifamily residential properties.

(PAGE 28)

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices, and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer duration than other bond funds, its share price typically will react more strongly to interest rate movements.

Other risk factors that could have an effect on the fund's performance include:

(pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

(pound) if the loans underlying the fund's mortgage-related securities are paid off earlier or later than expected, which could occur because of movements in market interest rates, the fund's share price or yield could be hurt

(pound) the price and yield of foreign debt securities could be affected by such factors as political and economic instability, changes in currency exchange rates and less liquid markets for such securities

(pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

While some of the fund's securities may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

Under adverse market conditions, the fund could invest some or all of its assets in money market instruments. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund may invest in certain derivatives, including futures, options, and some mortgage-related securities. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and, as a result, can be highly volatile and can lower the fund's return. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate, or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

Although debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

In the case of commercial mortgage-backed securities, the ability of borrowers to make payments on underlying loans, and the recovery on collateral sufficient to provide repayment on such loans, may be less than for other mortgage-backed securities.

At times, the fund may engage in active trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance accordingly.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

MPAM Bond Fund

(PAGE 29)

MPAM BOND FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed at right), had the same investment objective, policies, guidelines and restrictions as the fund (and those of two other CTFs) were transferred to the fund. The bar chart shows you how the performance of the fund's MPAM shares has varied from year to year. The top table on the next page compares the performance of the fund's MPAM shares over time to that of the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged, market-weighted index that covers the U.S. investment grade fixed-rate bond market and is comprised of U.S. government, corporate, mortgage-backed and asset-backed securities. Please note that the performance figures for the fund's MPAM shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as set forth in
the summary of "Expenses" on page 32   (net of certain fund expenses that will
be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's MPAM shares to that of the Lehman Brothers Aggregate Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's MPAM shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.


The CTF was not authorized to invest in Rule 144A securities, convertible bonds or futures, forward or option contracts. Although the fund is authorized to invest in futures, forward and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in futures, forward and option contracts, Rule 144A securities and convertible bonds will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will not exceed eight years. The CTF had no maximum duration policy. During the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 3.32 and 6.05 years.

(PAGE 30)

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES


 6.69   11.52   -1.84   17.33   3.06    9.35    8.19   -1.41   10.51    8.20
   92      93      94      95     96      97      98      99      00      01

BEST QUARTER:                    Q2 '95                           +5.58%


WORST QUARTER:                   Q1 '94                           -2.18%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS ___%.




Average annual total return AS OF 12/31/01


                                                              1 Year                        5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------


MPAM BOND FUND --
MPAM SHARES*                                                    8.20%                          6.88%                      7.01%

LEHMAN BROTHERS
AGGREGATE
BOND INDEX                                                      8.44%                          7.43%                      7.23%
-----------------------------------------------------------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                        Since
                                                                    inception
                                                1 Year               (10/2/00)
-------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                              8.20%                 9.89%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS              5.39%                 7.08%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                           5.01%                 6.55%

LEHMAN BROTHERS AGGREGATE BOND INDEX
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                          8.44%                10.28%**
--------------------------------------------------------------------------------


   *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.


** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.


MPAM Bond Fund

(PAGE 31)

MPAM BOND FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                 MPAM           Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.40%            0.40%

Shareholder services fee                        none             0.25%

Other expenses                                  0.18%            0.69%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                              0.58%            1.34%

Less: Fee waiver and/or
expense reimbursement*                        (0.03%)          (0.54%)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                  0.55%            0.80%

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF EACH CLASS OF THE FUND (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.55%.
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $56                 $183               $321                   $723

INVESTOR SHARES                                  $82                 $371               $682                   $1,566


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/ reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

(PAGE 32)

MPAM Intermediate Bond Fund

GOAL/APPROACH


The fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. This objective may be changed without shareholder approval. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 80% of its assets in debt securities, such as:


(pound) U.S. government and agency bonds

(pound) corporate bonds

(pound) mortgage-related securities including commercial mortgage-backed securities (up to 25% of total assets)

(pound) foreign corporate and government bonds (up to 20% of total assets)

(pound) municipal bonds


The fund's investments in debt securities must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between 3 and 10 years and its average effective portfolio duration will be between 2.5 and 5.5 years. The fund may invest in individual debt securities of any maturity or duration. In calculating average effective maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.


The investment adviser uses a disciplined process to select securities and manage risk. The investment adviser chooses securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Securities selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

Concepts to understand


AVERAGE EFFECTIVE MATURITY: an average of the stated maturity of bonds, adjusted to reflect provisions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

COMMERCIAL MORTGAGE-BACKED SECURITIES: represent direct or indirect participations in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including retail, office or industrial properties, health-care facilities and multifamily residential properties.

MPAM Intermediate Bond Fund

(PAGE 33)

MPAM INTERMEDIATE BOND FUND (CONTINUED)

MAIN RISKS


Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices, and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer maturity or duration than short-term bond funds, its share price typically will react more strongly to interest rate movements.


Other risk factors that could have an effect on the fund's performance include:

(pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

(pound) if the loans underlying the fund's mortgage-related securities are paid off earlier or later than expected, which could occur because of movements in market interest rates, the fund's share price or yield could be hurt

(pound) the price and yield of foreign debt securities could be affected by such factors as political and economic instability, changes in currency exchange rates and less liquid markets for such securities

(pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

(pound) changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the fund invests may have an impact on the fund's share price

While some of the fund's securities may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

Under adverse market conditions, the fund could invest some or all of its assets in money market instruments. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund may invest in certain derivatives, including futures, options, and some mortgage-related securities. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile and can lower the fund's return. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

Although debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

In the case of commercial mortgage-backed securities, the ability of borrowers to make payments on underlying loans, and the recovery on collateral sufficient to provide repayment on such loans, may be less than for other mortgage-backed securities.

At times, the fund may engage in active trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance accordingly.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

(PAGE 34)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart shows you how the performance of the fund's MPAM shares has varied from year to year. The top table on the next page compares the performance of the fund's MPAM shares over time to that of the Lehman Brothers Intermediate Government/Credit Bond Index, a broad-based, unmanaged, market-weighted index that covers the U.S. government and investment grade corporate bond market and is comprised of issues that must have a maturity from one to (but not including) ten years. Please note that the performance figures for the fund's MPAM shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 37 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's MPAM shares to that of the Lehman Brothers Intermediate Government/ Credit Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's MPAM shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.


The CTF was not authorized to invest in Rule 144A securities, convertible bonds or futures, forward or option contracts. Although the fund is authorized to invest in futures, forward and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in futures, forward and option contracts, Rule 144A securities and convertible bonds will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will range between 2.5 and 5.5 years. The CTF's policy with respect to duration was tied to the weighted average duration of a market index and, during the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 2.46 and 4.17 years.

MPAM Intermediate Bond Fund

(PAGE 35)

MPAM INTERMEDIATE BOND FUND (CONTINUED)

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES


 6.80    9.18   -2.70   14.66   3.54    7.59    7.58   -0.55    8.93    8.34
   92      93      94      95     96      97      98      99      00      01


BEST QUARTER:                    Q2 '95                           +4.83%

WORST QUARTER:                   Q1 '94                           -2.40%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS X.XX%.




Average annual total return AS OF 12/31/01


                                                        1 Year                        5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------


MPAM INTERMEDIATE
BOND FUND --
MPAM SHARES*                                             8.34%                        6.32%                         6.23%

LEHMAN BROTHERS
INTERMEDIATE
GOVERNMENT/
CREDIT
BOND INDEX                                               8.96%                        7.10%                         6.81%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                      Since
                                                                  inception
                                              1 Year               (10/2/00)
--------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                              8.34%                9.57%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS              5.59%                6.82%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                           5.04%                6.29%

LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/
CREDIT BOND INDEX
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                          8.96%               10.26%**
--------------------------------------------------------------------------------


   *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.


** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.


(PAGE 36)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                 MPAM           Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.40%            0.40%

Shareholder services fee                        none             0.25%

Other expenses                                  0.19%            0.28%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                              0.59%            0.93%

Less: Fee waiver and/or
expense reimbursement*                        (0.03%)          (0.12%)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                  0.56%            0.81%

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF EACH CLASS OF THE FUND (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.56%.
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $57                 $186               $326                   $735

INVESTOR SHARES                                  $83                 $284               $503                   $1,132

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/ reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.

Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Intermediate Bond Fund

(PAGE 37)

MPAM Short-Term U.S. Government Securities Fund

GOAL/APPROACH


The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements in respect of such securities. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (CMOs), including stripped mortgage-backed securities.


Typically in choosing securities, the portfolio manager first examines U.S. and global economic conditions and other market factors in order to estimate long- and short-term interest rates. Using a research-driven investment process, generally the portfolio manager then seeks to identify potentially profitable sectors before they are widely perceived by the market, and seeks underpriced or mispriced securities that appear likely to perform well over time.


Generally, the fund's average effective portfolio maturity and its average effective portfolio duration will be less than three years. The fund may invest in individual debt securities of any maturity or duration. In calculating average effective maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.


Concepts to understand


AVERAGE EFFECTIVE MATURITY: an average of the stated maturity of bonds, adjusted to reflect provisions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

MORTGAGE PASS-THROUGH SECURITIES: pools of residential or commercial mortgages whose cash flows are "passed through" to the holders of the securities via monthly payments of interest and principal.

CMOS: multi-class bonds backed by pools of mortgage pass-through securities or mortgage loans.

STRIPPED MORTGAGE-BACKED SECURITIES: the separate income or principal components of a mortgage-backed security. CMOs may be partially stripped so that each investor receives some interest and some principal, or fully stripped into interest-only and principal-only components.

(PAGE 38)

MAIN RISKS


Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer maturity or duration than other short-term bond funds, its share price typically will react more strongly to interest rate movements.


Other risk factors that could have an effect on the fund's performance include:

(pound) if the loans underlying the fund's mortgage-related securities are paid off earlier or later than expected, which could occur because of movements in market interest rates, the fund's share price or yield could be hurt

(pound) the value of certain types of stripped mortgage-backed securities may move in the same direction as interest rates

(pound) because many types of U.S. government securities trade actively among investors outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities

(pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

While most of the fund's securities may carry guarantees by the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

Under adverse market conditions, the fund could invest some or all of its assets in money market instruments. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Other potential risks

Some mortgage-backed securities are a form of derivative. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile and can lower the fund's return. The value and interest rate of some derivatives may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

At times, the fund may engage in active trading, which can produce higher transaction costs and taxable distributions and lower the fund's after-tax performance accordingly.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

MPAM Short-Term U.S. Government Securities Fund

(PAGE 39)

MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart shows you how the performance of the fund's MPAM shares has varied from year to year. The top table on the next page compares the performance of the fund's MPAM shares over time to that of the Lehman 1-3 Year U.S. Government Index, a widely recognized, unmanaged performance benchmark for Treasury and agency securities with maturities between one and three years. Please note that the performance figures for the fund's MPAM shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 42 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's MPAM shares to that of the Lehman 1-3 Year U.S. Government Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's MPAM shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.


Although the CTF was authorized to invest in mortgage-backed securities (not including CMOs), it did not do so. The fund is authorized to invest in mortgage-backed securities, including CMOs, and anticipates that it will do so. The CTF was not authorized to invest in Rule 144A securities or derivative instruments. Although the fund is authorized to invest in derivatives, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in derivative instruments and Rule 144A securities will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will be less than three years. The CTF operated under a policy that its average maturity generally would be maintained between eighteen months and three years. During the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 1.30 and 2.16 years.

(PAGE 40)

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES


 6.34    6.60   -0.39   10.52   4.20    5.95    6.56    2.43    7.74    7.72
   92      93      94      95     96      97      98      99      00      01

BEST QUARTER:                    Q3 '01                           +3.42%


WORST QUARTER:                   Q1 '94                           -0.91%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS X.XX%.



Average annual total return AS OF 12/31/01

                                                    1 Year                                 5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------


MPAM SHORT-TERM
U.S. GOVERNMENT
SECURITIES FUND --
MPAM SHARES*                                         7.72%                                   6.06%                        5.73%

LEHMAN 1-3 YEAR
U.S. GOVERNMENT
INDEX                                                8.53%                                   6.64%                        6.10%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                        Since
                                                                     inception
                                                 1 Year               (10/2/00)
-------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                              7.72%                8.44%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS              5.28%                5.99%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                           4.66%                5.54%

LEHMAN 1-3 YEAR U.S. GOVERNMENT INDEX
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                          8.53%                9.12%**
--------------------------------------------------------------------------------


   *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.


** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.


MPAM Short-Term U.S. Government Securities Fund

(PAGE 41)

MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                 MPAM           Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.35%            0.35%

Shareholder services fee                        none             0.25%

Other expenses                                  0.24%            0.40%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                              0.59%            1.00%

Less: Fee waiver and/or
expense reimbursement*                        (0.04%)          (0.20%)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                  0.55%            0.80%

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF EACH CLASS OF THE FUND (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.55%.
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $56                 $185               $325                   $734

INVESTOR SHARES                                  $82                 $298               $533                   $1,206


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/ reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

(PAGE 42)

MPAM National Intermediate Municipal Bond Fund

GOAL/APPROACH


The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.


Municipal bonds are typically of two types:

(pound) GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

(pound) REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Concepts to understand


AVERAGE EFFECTIVE MATURITY: an average of the stated maturity of bonds, adjusted to reflect provisions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

MPAM National Intermediate Municipal Bond Fund

(PAGE 43)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

MAIN RISKS


Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer maturity or duration than short-term bond funds, its share price typically will react more strongly to interest rate movements.


Other risk factors that could have an effect on the fund's performance include:

(pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

(pound) changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price


(pound) if the municipal bond market becomes illiquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and the fund's share price, may fall dramatically


(pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Although municipal and taxable debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, for temporary defensive purposes, the fund may invest up to all of its assets in taxable bonds. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund, at times, may invest in certain derivatives, such as futures and options and debt obligations having similar features. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile and can lower the fund's return. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

(PAGE 44)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart shows you how the performance of the fund's MPAM shares has varied from year to year. The top table on the next page compares the performance of the fund's MPAM shares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. Please note that the performance figures for the fund's MPAM shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance figures for the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 47 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's MPAM shares to that of the Lehman Brothers 7-Year Municipal Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's MPAM shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.


The CTF was not authorized to invest in futures or option contracts. Although the fund is authorized to invest in futures and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in futures and option contracts will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will not exceed eight years. The CTF had no maximum duration policy. During the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 4.25 and 6.50 years.

MPAM National Intermediate Municipal Bond Fund

(PAGE 45)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES


 7.53   10.45   -3.81   12.92   4.43    7.28    6.27   -1.48    9.99    4.99
   92      93      94      95     96      97      98      99      00      01


BEST QUARTER:                    Q1 '95                           +4.85%

WORST QUARTER:                   Q1 '94                           -3.44%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS X.XX%.




Average annual total return AS OF 12/31/01


                                                               1 Year                       5 Years                    10 Years
------------------------------------------------------------------------------------------------------------------------------------


MPAM NATIONAL
INTERMEDIATE
MUNICIPAL BOND FUND --
MPAM SHARES*                                                    4.99%                        5.34%                        5.74%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX                                                      5.18%                        5.55%                        6.11%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                         Since
                                                                     inception
                                                 1 Year               (10/2/00)
--------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                              4.99%                7.04%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS              4.67%                6.77%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                           4.85%                6.44%

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                          5.18%                6.87%**
--------------------------------------------------------------------------------


   *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.


** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.


(PAGE 46)

EXPENSES


As an investor, you pay certain fees and expenses in connection with the fund, which are described for MPAM shares and Investor shares in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund's MPAM shares and Investor shares do not have a sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------


Fee table

                                                 MPAM           Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.35%            0.35%

Shareholder services fee                        none             0.25%

Other expenses                                  0.18%            0.25%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                              0.53%            0.85%

Less: Fee waiver and/or
expense reimbursement*                        (0.01%)          (0.08%)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                  0.52%            0.77%

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF EACH CLASS OF THE FUND (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.52%.
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $53                 $169               $295                   $664

INVESTOR SHARES                                  $79                 $263               $464                   $1,042


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/ reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM National Intermediate Municipal Bond Fund

(PAGE 47)

MPAM National Short-Term Municipal Bond Fund

GOAL/APPROACH


The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity and its average effective portfolio duration will be less than three years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.


Municipal bonds are typically of two types:

(pound) GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

(pound) REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Concepts to understand


AVERAGE EFFECTIVE MATURITY: an average of the stated maturity of bonds, adjusted to reflect provisions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

(PAGE 48)

MAIN RISKS


Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer maturity or duration than other short-term bond funds, its share price typically will react more strongly to interest rate movements.


Other risk factors that could have an effect on the fund's performance include:

(pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

(pound) changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price


(pound) if the municipal bond market becomes illiquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and the fund's share price, may fall dramatically


(pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Although municipal and taxable debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, for temporary defensive purposes, the fund may invest up to all of its assets in taxable bonds. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund, at times, may invest in certain derivatives, such as futures and options and debt obligations having similar features. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile and can lower the fund's return. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

MPAM National Short-Term Municipal Bond Fund

(PAGE 49)

MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the performance of the fund's MPAM shares for the fund's first full calendar year of operations as an investment company registered under the Investment Company Act of 1940. The table compares the performance of the fund's MPAM shares over time to that of the Lehman 3-Year Municipal Index, an unmanaged total return performance benchmark of investment grade municipal bonds maturing in the one- to (but not including) four-year range. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax performance is shown only for MPAM shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

MPAM SHARES

                                                                        5.48
   92      93      94      95     96      97      98      99      00      01

BEST QUARTER:                    Q1 '01                     +2.31%

WORST QUARTER:                   Q4 '01                     +0.18%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS X.XX%.

Average annual total return AS OF 12/31/01

                                                                        Since
                                                                    inception
                                                1 Year               (10/2/00)
-------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                              5.48%                 6.03%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS              5.24%                 5.83%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                           5.00%                 5.58%

LEHMAN 3-YEAR MUNICIPAL INDEX
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                          6.59%                 7.00%*

* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.


(PAGE 50)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                MPAM           Investor
                                               shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.35%            0.35%

Shareholder services fee                        none             0.25%

Other expenses                                  0.23%            0.36%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                              0.58%            0.96%

Less: Fee waiver and/or
expense reimbursement*                        (0.06%)          (0.19%)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                  0.52%            0.77%

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF EACH CLASS OF THE FUND (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.52%.
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $53                 $180               $318                   $720

INVESTOR SHARES                                  $79                 $287               $512                   $1,161


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/ reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM National Short-Term Municipal Bond Fund

(PAGE 51)

MPAM Pennsylvania Intermediate Municipal Bond Fund

GOAL/APPROACH


The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund also may invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds.

The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.


Municipal bonds are typically of two types:

(pound) GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

(pound) REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Concepts to understand


AVERAGE EFFECTIVE MATURITY: an average of the stated maturity of bonds, adjusted to reflect provisions that may cause a bond's principal to be repaid earlier than at maturity.


DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

(PAGE 52)

MAIN RISKS


Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices, and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer maturity or duration than short-term bond funds, its share price typically will react more strongly to interest rate movements.


Other risk factors that could have an effect on the fund's performance include:

(pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

(pound) Pennsylvania's economy and revenues underlying municipal bonds may decline, meaning that the ability of the issuer to make timely principal and interest payments may be reduced

(pound) investing primarily in a single state may make the fund's portfolio securities more sensitive to risks specific to the state


(pound) if the municipal bond market becomes illiquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and the fund's share price, may fall dramatically


(pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Although the fund's objective is to generate income exempt from federal and Pennsylvania state income taxes, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, the fund may invest in taxable bonds and/or municipal bonds that are exempt only from federal income taxes. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund, at times, may invest in certain derivatives, such as futures and options and debt obligations having similar features. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and, as a result, can be highly volatile and can lower the fund's return. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

Although municipal and taxable debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

MPAM Pennsylvania Intermediate Municipal Bond Fund

(PAGE 53)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

PAST PERFORMANCE


The bar chart and tables shown on the next page illustrate the risks of investing in the fund. Before the fund commenced operations, substantially all of the assets of a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund were transferred to the fund. The bar chart shows you how the performance of the fund's MPAM shares has varied from year to year. The top table on the next page compares the performance of the fund's MPAM shares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. Please note that the performance figures for the fund's MPAM shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as set forth in the summary of "Expenses" on page 56 (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's MPAM shares to that of the Lehman Brothers 7-Year Municipal Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's MPAM shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.

The CTF was not authorized to invest in futures or option contracts. Although the fund is authorized to invest in futures and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. In addition, before June 1, 2000, the CTF had a stated policy that, under normal circumstances, it sought to maintain a minimum of 60% of its assets in issues that are exempt from federal and Pennsylvania personal income taxes. Beginning June 1, 2000, the CTF increased this percentage to 65%. Effective May __, 2002, the fund changed its policy such that it normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania personal income taxes.





(PAGE 54)

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES


 7.99   10.22   -3.32   13.10   3.80    7.06    5.69   -1.74    9.24    4.67
   92      93      94      95     96      97      98      99      00      01


BEST QUARTER:                    Q1 '95                           +5.44%

WORST QUARTER:                   Q1 '94                           -3.38%


THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS ____%




Average annual total return AS OF 12/31/01


                                                         1 Year                        5 Years                    10 Years
------------------------------------------------------------------------------------------------------------------------------------


MPAM PENNSYLVANIA
INTERMEDIATE MUNICIPAL
BOND FUND --
MPAM SHARES*                                              4.67%                        4.92%                        5.56%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX**                                              5.18%                        5.55%                        6.11%
------------------------------------------------------------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                      Since
                                                                   inception
                                               1 Year               (10/2/00)
--------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                            4.67%                 6.65%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS            4.44%                 6.45%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                         4.68%                 6.17%

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX**
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                        5.18%                 6.87%***
--------------------------------------------------------------------------------


     *  REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

    ** UNLIKE THE FUND, THIS INDEX IS NOT LIMITED TO OBLIGATIONS ISSUED BY A SINGLE STATE OR MUNICIPALITIES IN THAT STATE.


*** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.


MPAM Pennsylvania Intermediate Municipal Bond Fund

(PAGE 55)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                MPAM           Investor
                                               shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.50%            0.50%

Shareholder services fee                         none            0.25%

Other expenses                                  0.18%            0.39%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                              0.68%            1.14%

Less: Fee waiver and/or
expense reimbursement*                        (0.01%)          (0.22%)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                  0.67%            0.92%

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF EACH CLASS OF THE FUND (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.67%.
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $68                 $217               $378                   $846

INVESTOR SHARES                                  $94                 $340               $606                   $1,366


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/ reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

(PAGE 56)

MPAM Massachusetts Intermediate Municipal Bond Fund

GOAL/APPROACH


The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund also may invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.

The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

(pound) GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

(pound) REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Concepts to understand

AVERAGE EFFECTIVE MATURITY: an average of the stated maturity of bonds, adjusted to reflect provisions that may cause a bond's principal to be repaid earlier than at maturity.

DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

MPAM Massachusetts Intermediate Municipal Bond Fund



(PAGE 57)

MPAM MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices, and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent the fund maintains a longer maturity or duration than short-term bond funds, its share price typically will react more strongly to interest rate movements.

Other risk factors that could have an effect on the fund's performance include:

(pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

(pound) Massachusetts' economy and revenues underlying municipal bonds may decline, meaning that the ability of the issuer to make timely principal and interest payments may be reduced

(pound) investing primarily in a single state may make the fund's portfolio securities more sensitive to risks specific to the state

(pound) if the municipal bond market becomes illiquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and the fund's share price, may fall dramatically

(pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Although the fund's objective is to generate income exempt from federal and Massachusetts state income taxes, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, the fund may invest in taxable bonds and/or municipal bonds that are exempt only from federal income taxes. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund, at times, may invest in certain derivatives, such as futures and options and debt obligations having similar features. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and, as a result, can be highly volatile and can lower the fund's return. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

Although municipal and taxable debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

(PAGE 58)

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. It is currently contemplated that before the fund commences operations, substantially all of the assets of another investment company managed by the investment adviser, Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Premier Massachusetts Fund"), will be transferred to the fund in a tax-free reorganization. If the reorganization is approved by shareholders of Premier Massachusetts Fund, the reorganization would occur on or about August __, 2002. The performance figures for the fund's Investor shares in the bar chart at right represent the performance of the Premier Massachusetts Fund's Class A shares from year to year. These performance figures do not reflect the front-end sales load that was applicable to the Premier Massachusetts Fund's Class A shares. If such sales load were reflected, the returns shown would have been lower. The performance figures for the fund's Investor shares and MPAM shares in the table at right represent the performance of the Premier Massachusetts Fund's Class A shares and Class R shares, respectively, and are compared to those of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. These performance figures for Investor shares reflect the front-end sales load that was applicable to the Premier Massachusetts Fund's Class A shares. Class R shares of the Premier Massachusetts Fund were not subject to any sales charge. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax performance is shown only for Investor shares. After-tax performance of the fund's MPAM shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

INVESTOR SHARES

 8.59   10.51   -2.86   12.03   3.85    7.11    5.25   -1.60    8.90    4.38
   92      93      94      95     96      97      98      99      00      01

BEST QUARTER:                    Q1 '95                       +4.35%

WORST QUARTER:                   Q1 '94                       -3.90%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01*

Share class/                                                                                                     Since
inception date                                  1 Year             5 Years            10 Years               inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES
(9/24/85)
RETURNS BEFORE TAXES                             1.25%               4.12%               5.19%                   --

INVESTOR SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                 1.25%               4.09%               5.09%                   --

INVESTOR SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                              2.35%               4.13%               5.05%                   --

MPAM SHARES
(2/1/93)
RETURNS BEFORE TAXES                             4.64%               5.00%                 --                  5.32%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                          5.18%               5.55%               6.11%                 5.79%***
------------------------------------------------------------------------------------------------------------------------------------

        *  REFLECTS THE PERFORMANCE OF THE PREMIER MASSACHUSETTS FUND.

       **  UNLIKE THE FUND, THIS INDEX IS NOT LIMITED TO OBLIGATIONS ISSUED BY A
SINGLE STATE OR MUNICIPALITIES IN THAT STATE.

*** BASED ON THE LIFE OF MPAM SHARES. FOR COMPARATIVE PURPOSES, THE VALUE OF THE
INDEX ON 1/31/93 IS USED AS THE BEGINNING VALUE ON 2/1/93.

MPAM Massachusetts Intermediate Municipal Bond Fund

(PAGE 59)

MPAM MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for MPAM shares and Investor shares in the table below. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund's MPAM shares and Investor shares do not have a sales charge (load) or Rule 12b-1 distribution fees.
--------------------------------------------------------------------------------

Fee table

                                                 MPAM           Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.35%            0.35%

Shareholder services fee                         none            0.25%

Other expenses                                  0.20%            0.20%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                              0.55%            0.80%

Less: Fee waiver and/or
expense reimbursement*                        (0.05%)          (0.05%)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                  0.50%            0.75%

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/07, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE MPAM SHARES AND THE INVESTOR SHARES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.50%.
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $51                 $171               $302                   $684

INVESTOR SHARES                                  $77                 $250               $439                   $985

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year, three-year and five-year examples and the first five years of the ten-year examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Mellon Bank, N.A. The five-year and ten-year examples are based on total annual fund operating expenses for each year after year three.

Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees. Actual fees may vary.


(PAGE 60)

MPAM Balanced Fund

GOAL/APPROACH

The fund seeks long-term growth of principal in conjunction with current income. This objective may be changed without shareholder approval.

The fund is designed for investors who seek capital appreciation and current income. The fund may invest in both individual securities and other MPAM funds (referred to below as the "underlying funds"). To pursue its goal, the fund currently intends to invest in a combination of equity securities, income-producing bonds, MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund. MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund, in turn, may invest in a wide range of securities, including those of foreign issuers. The fund may also invest a portion of its assets in money market instruments.

The fund has established target allocations for its assets of 55% in the aggregate to equity securities (directly and through underlying funds that invest principally in equity securities), and 45% to bonds and money market instruments (directly and, possibly in the future, through underlying funds that invest principally in such securities). The fund may deviate from these target allocations within ranges of 10% above or below the target amount. The fund's investment in each of MPAM Mid Cap Stock Fund, MPAM International Fund, and MPAM Emerging Markets Fund is subject to a separate limit of 20% of the fund's total assets, as is the fund's investment in money market instruments. Subject to these percentage limitations, the fund's investment adviser allocates the fund's investments (directly and through MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund, or, possibly in the future, through other underlying funds) among equity securities, bonds, and money market instruments using fundamental and quantitative analysis, its outlook for the economy and financial markets, and the relative performance of the underlying funds. The fund's investment adviser normally considers reallocating the fund's investments at least quarterly, but may change allocations more frequently if it believes that market conditions warrant such a change.

The target allocations and the investment percentage ranges for the fund are based on the investment adviser's expectation that the selected securities and underlying funds, in combination, will be appropriate to achieve the fund's investment objective. If appreciation or depreciation in the value of selected securities or an underlying fund's shares causes the percentage of the fund's assets invested in a type of security or underlying fund or the allocation among the different types of securities or underlying funds to fall outside the applicable investment range, the investment adviser will consider whether to reallocate the fund's assets, but is not required to do so. The underlying funds, the target allocations among security or fund types, and the investment percentage ranges for securities and each underlying fund may be changed by the fund's board at any time.

In selecting equity securities in which the fund invests directly, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

(pound) VALUE, or how a stock is priced relative to its perceived intrinsic worth

(pound) GROWTH, in this case the sustainability or growth of earnings

(pound) FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on information technology as well as Wall Street sources and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

MPAM Balanced Fund

(PAGE 61)

MPAM BALANCED FUND (CONTINUED)

Debt securities in which the fund may invest include:

(pound) U.S. government and agency bonds

(pound) corporate bonds

(pound) mortgage-related securities, including commercial mortgage-backed securities

(pound) foreign corporate and government bonds

The fund's investments in debt securities must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the effective duration of bonds in the fund's portfolio will not exceed eight years. The fund may invest in individual debt securities of any duration. In calculating effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

The investment adviser uses a disciplined process to select debt securities and manage risk. The investment adviser chooses securities based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and its outlook for the securities markets. Securities selected must fit within management's predetermined targeted positions for quality, duration, coupon, maturity and sector. The process includes computer modeling and scenario testing of possible changes in market conditions. The investment adviser will use other techniques in an attempt to manage market risk and duration.

Concepts to understand

COMPUTER MODEL: a proprietary program that evaluates and ranks a universe of over 2,000 stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

COMMERCIAL MORTGAGE-BACKED SECURITIES: represent direct or indirect participations in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including retail, office or industrial properties, health-care facilities and multifamily residential properties.

(PAGE 62)

MAIN RISKS

The value of your investment in the fund will go up and down, which means that you could lose money. Your investment in the fund is subject to both the risks of investment in the securities held directly by the fund and the risks of investments in the securities held by the underlying funds. The fund's performance therefore depends not only on the allocation of its assets among securities and the various underlying funds, but also on the performance of the securities themselves and the underlying funds' ability to meet their investment objectives. The investment adviser may not accurately assess the attractiveness or risk potential of particular securities or underlying funds.

In addition, the fund will bear both its own operating expenses and its pro rata share of the operating expenses of the underlying funds in which it invests. One underlying fund may purchase the same securities that another underlying fund sells. By investing in both underlying funds, the fund would indirectly bear a portion of the costs of these trades without accomplishing any investment purpose.

Any taxable gains that the fund distributes to its shareholders will be generated by transactions in its portfolio securities or in shares of the underlying funds and by the underlying funds' own portfolio transactions.

Because the fund invests, directly and through the underlying funds, in both common stocks and bonds, the fund is subject to equity risk, interest rate risk, and credit risk. Investing in the fund includes the principal risks summarized below, although not all of those risks apply to each underlying fund. For more information on the investment objectives of, and the main risks associated with investment in, the underlying funds, please read the underlying funds' descriptions described above in this prospectus.

Equity securities and the underlying funds

While STOCKS have historically been a leading choice of long-term investors, they do fluctuate in price.

By investing, directly and through the underlying funds, in A MIX OF GROWTH AND VALUE COMPANIES, the fund assumes the risks of both types of companies, and may achieve more modest gains than funds that use only one investment style. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already underpriced.

SMALL AND MIDSIZE COMPANIES carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on the fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group. The prices of securities purchased in initial public offerings or shortly thereafter may be very volatile. Some such securities will rise and fall based on investor perception rather than economics.

MPAM Balanced Fund

(PAGE 63)

MPAM BALANCED FUND (CONTINUED)

Because all of the underlying funds may invest in FOREIGN SECURITIES, and MPAM International Fund and MPAM Emerging Markets Fund normally invest most of their assets in such securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign countries. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, a lack of comprehensive company information, political and economic instability and differing auditing and legal standards. These risks are intensified with respect to EMERGING MARKET SECURITIES, and the stock markets of emerging market countries can be extremely volatile.

Bonds

Prices of bonds tend to move inversely with changes in INTEREST RATES. While a rise in rates may allow investing for higher yields, the most immediate effect is usually a drop in bond prices, which could cause the fund's share price to drop as well. To the extent the fund maintains a longer duration than other bond funds, its share price typically will react more strongly to interest rate movements. An investment in bonds could be subject to additional risk factors, including:

(pound) if an issuer fails to make timely interest or principal payments, or there is a decline in the bond's credit quality, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

(pound) if the loans underlying the fund's mortgage-related securities are paid off earlier or later than expected, which could occur because of movements in market interest rates, the fund's share price or yield could be hurt

(pound) the price and yield of foreign debt securities could be affected by such factors as political and economic instability, changes in currency exchange rates and less liquid markets for such securities

(pound) under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

While some of the fund's securities may carry guarantees of the U.S. government or its agencies or instrumentalities, these guarantees do not apply to the market value of those securities or to shares of the fund itself.

Money market instruments

The fund may invest, and under adverse market conditions MPAM International Fund and MPAM Emerging Markets Fund may also invest, in money market instruments. To the extent the funds are invested in money market instruments, they would be less likely to benefit from any upswing in the market and achieve their investment objectives.

Other potential risks

The fund, at times, may invest in certain derivatives, including futures, options, and some mortgage-related securities. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and, as a result, can be highly volatile and can lower the fund's return. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

Certain of the underlying funds may invest in initial public offerings, options, futures and foreign currencies to hedge the fund's portfolio or to increase returns. There is the risk that such practices may reduce returns or increase volatility.

Although debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

In the case of commercial mortgage-backed securities, the ability of borrowers to make payments on underlying loans, and the recovery on collateral sufficient to provide repayment on such loans, may be less than for other mortgage-backed securities.

At times, the fund or MPAM Emerging Markets Fund may engage in active trading, which could produce higher transaction costs and taxable distributions, and lower the fund's after-tax performance accordingly.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

(PAGE 64)

PAST PERFORMANCE


The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the performance of the fund's MPAM shares for the fund's first full calendar year of operations as an investment company registered under the Investment Company Act of 1940. The table compares the performance of the fund's MPAM shares over time to that of the listed indexes. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax performance is shown only for MPAM shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Since Investor shares have less than one full calendar year of performance, past performance information for that class is not included in this section of the prospectus. Performance for each share class will vary due to differences in expenses.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

MPAM SHARES

                                                                       -2.38
   92      93      94      95     96      97      98      99      00      01

BEST QUARTER:                    Q4 '01                     +6.03%

WORST QUARTER:                   Q3 '01                     -6.23%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS ___%.

Average annual total return AS OF 12/31/01

                                                                         Since
                                                                     inception
                                                 1 Year               (10/2/00)
--------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                             -2.38%                -3.83%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS             -3.83%                -5.21%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                          -1.13%                -3.60%

HYBRID INDEX
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                         -2.74%                -4.09%*

S&P 500 REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                         -11.88%                -15.32%*

LEHMAN BROTHERS AGGREGATE BOND INDEX
REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES                                          8.44%                 10.28%*

* FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.


Concepts to understand


HYBRID INDEX: an unmanaged index composed of 55% S&P 500 and 45% Lehman Brothers Aggregate Bond Index.


S&P 500: a widely recognized unmanaged index of U.S. stock market performance.

LEHMAN BROTHERS AGGREGATE BOND INDEX: a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of one to ten years.

MPAM Balanced Fund

(PAGE 65)

MPAM BALANCED FUND (CONTINUED)

EXPENSES


As an investor, you pay certain fees and expenses in connection with the fund, which are described below and on page 67. Because annual fund operating expenses are paid out of fund assets, their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.


The fund has agreed to pay an investment advisory fee at the rate of 0.65% applied to that portion of its average daily net assets allocated to direct investments in equity securities, at the rate of 0.40% applied to that portion of its average daily net assets allocated to direct investments in debt securities, and at the rate of 0.15% applied to that portion of its average daily net assets allocated to money market instruments or the underlying funds.

The fund will also indirectly bear its pro rata share of the expenses of the underlying funds. Each of the underlying funds pays an investment advisory fee to the investment adviser and also pays other operating expenses. An investor in the fund will indirectly pay the investment advisory fees and other expenses of the underlying funds it holds.

The following table shows the total annual expense ratios for each underlying fund's MPAM shares as a percentage of average net assets. Note that the fund's pro rata share of expenses fluctuates along with changes in the average assets in each of the underlying funds.
--------------------------------------------------------------------------------

Expense ratio table

                                                            Total
Underlying fund (MPAM shares)                        annual expense ratio
--------------------------------------------------------------------------------

MPAM Mid Cap Stock Fund                                0.93%

MPAM International Fund                                1.05%*

MPAM Emerging Markets Fund                             1.35%*

* PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH EACH FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE MPAM CLASS OF EACH OF THESE FUNDS (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) ARE LIMITED TO THE RESPECTIVE TOTAL ANNUAL EXPENSE RATIO, AS SHOWN ABOVE.

The fund has also agreed to pay an administration fee to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, which is applied to that portion of its average daily net assets allocated to direct investments in equity or debt securities. In addition, the fund will pay certain expenses for custody and other items.

(PAGE 66)

The following table shows the total annual expense ratios of each class of the fund.
--------------------------------------------------------------------------------

Fee table

                                                 MPAM           Investor
                                                shares           shares
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Investment advisory fees                        0.47%            0.47%

Shareholder services fee                        none             0.25%

Other expenses                                  0.17%            0.40%
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                              0.64%            1.12%

Less: Fee waiver and/or
expense reimbursement**                       (0.00%)          (0.23%)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING
EXPENSES                                        0.64%            0.89%

** PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF EACH CLASS OF THE FUND (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.64%.

Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                      $65                 $205               $357                   $798

INVESTOR SHARES                                  $91                 $333               $595                   $1,343


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/ reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.


Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services to the holders of Investor shares.

OTHER EXPENSES: fees paid by the fund for the most recent fiscal year, including an administration fee of 0.125% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

MPAM Balanced Fund

(PAGE 67)

MANAGEMENT


The investment adviser for the funds is MPAM Advisers, a division of The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $___ billion in over 190 mutual fund portfolios and is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $___ trillion of assets under management, administration or custody, including approximately $___ billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


Portfolio managers

NAME OF FUND                                 PRIMARY PORTFOLIO MANAGER
--------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                    MPAM's Equity Management Team

MPAM Income Stock Fund                       Bert Mullins

MPAM Mid Cap Stock Fund                      Anthony J. Galise

MPAM Small Cap Stock Fund                    Gene F. Cervi

MPAM International Fund                      Sandor Cseh

MPAM Emerging Markets Fund                   D. Kirk Henry

MPAM Bond Fund                               Daniel J. Fasciano and Stephen P. Fiorella

MPAM Intermediate Bond Fund                  Stephen P. Fiorella and Lawrence R. Dunn

MPAM Short-Term U.S. Government
        Securities Fund                      Lawrence R. Dunn

MPAM National Intermediate
        Municipal Bond Fund                  John F. Flahive and Kristin D. Lindquist

MPAM National Short-Term
        Municipal Bond Fund                  Mary Collette O'Brien and Timothy J. Sanville

MPAM Pennsylvania Intermediate
        Municipal Bond Fund                  John F. Flahive and Mary Collette O'Brien


MPAM Massachusetts Intermediate
        Municipal Bond Fund                  John F. Flahive and Kristin D. Lindquist


MPAM Balanced Fund                           Bert Mullins and Lawrence R. Dunn

--------------------------------------------------------------------------------

Biographical information

GENE F. CERVI, CFA, has been a portfolio manager at Dreyfus since September 1998. Mr. Cervi is also director of investment research for Laurel Capital Advisors, an affiliate of Dreyfus, and a first vice president of Mellon Bank, N.A., which he joined in 1982.

SANDOR CSEH, CFA, has been a portfolio manager for The Boston Company Asset Management, an affiliate of Dreyfus, since 1994. In May 1996, he became a dual employee of Dreyfus and The Boston Company.

LAWRENCE R. DUNN, CFA, has been a portfolio manager at Dreyfus since November 1995. He started with Mellon Bank, N.A. in April 1990. He is also an assistant vice president of Mellon Bank, N.A.

DANIEL J. FASCIANO, CFA, senior portfolio manager of Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, has been a portfolio manager at Dreyfus since October 1995. Mr. Fasciano joined Boston Safe Deposit and Trust Company in 1990. He is also a vice president of Mellon Bank, N.A.

(PAGE 68)

STEPHEN P. FIORELLA has been a portfolio manager at Dreyfus since July 1998. He joined The Boston Company and Boston Safe Deposit and Trust Company in July 1989. He is also an assistant vice president of Boston Safe Deposit and Trust Company and Mellon Bank, N.A.

JOHN FLAHIVE, CFA, has been a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also first vice president of Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, which he joined in October 1994.


ANTHONY J. GALISE, CFA, has been a portfolio manager at Dreyfus since April 1996. He is also a vice president and portfolio manager at Mellon Bank, N.A. He joined Mellon in 1993 with over 20 years of equity investment experience.


D. KIRK HENRY, CFA, has been a portfolio manager at Dreyfus since May 1996. He is also senior vice president and international equity portfolio manager of The Boston Company Asset Management, an affiliate of Dreyfus. He has held that position since May 1994.

KRISTIN D. LINDQUIST has been a portfolio manager at Dreyfus since October 1994. She is also a vice president of Mellon Bank, N.A. and Boston Safe Deposit and Trust Company, which she joined in May 1991.


BERT MULLINS has been a portfolio manager at Dreyfus since October 1994, and has been employed as a portfolio manager by Laurel Capital Advisors, an affiliate of Dreyfus, since October 1990. He is also a first vice president, portfolio manager and senior securities analyst for Mellon Bank, N.A.

MARY COLLETTE O'BRIEN, CFA, has been a portfolio manager at Dreyfus since July 1996. She is a vice president of Mellon Bank, N.A. and Boston Safe Deposit and Trust Company, which she joined in April 1995.

TIMOTHY J. SANVILLE, CFA, has been a portfolio manager at Dreyfus since July 2000. He is also an assistant vice president of Boston Safe Deposit and Trust Company and Mellon Bank, N.A. He has been with Boston Safe Deposit and Trust Company since 1992.

The funds, the investment adviser and Dreyfus Service Corporation (each fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. The investment adviser's code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the investment adviser's employees does not disadvantage any fund managed by the investment adviser.

Management

(PAGE 69)

MANAGEMENT (CONTINUED)

Investment advisory fee


Each of the funds has agreed to pay the investment adviser an investment advisory fee at the annual rate set forth in the table below, and for the fiscal period October 2, 2000 (commencement of operations) through August 31, 2001, each of the funds (other than MPAM Massachusetts Intermediate Municipal Bond
Fund) paid the investment adviser an investment advisory fee at the effective annual rate set forth in the table below.


Investment advisory fees

                                                                               CONTRACTUAL                      EFFECTIVE
                                                                        INVESTMENT ADVISORY FEE           INVESTMENT ADVISORY FEE
                                                                         (AS A PERCENTAGE OF              (AS A PERCENTAGE OF
NAME OF FUND                                                          AVERAGE DAILY NET ASSETS)         AVERAGE DAILY  NET ASSETS)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                                        0.65%                             0.65%

MPAM Income Stock Fund                                                           0.65%                             0.65%

MPAM Mid Cap Stock Fund                                                          0.75%                             0.75%

MPAM Small Cap Stock Fund                                                        0.85%                             0.85%

MPAM International Fund                                                          0.85%                             0.85%

MPAM Emerging Markets Fund                                                       1.15%                             0.83%*

MPAM Bond Fund                                                                   0.40%                             0.40%

MPAM Intermediate Bond Fund                                                      0.40%                             0.40%

MPAM Short-Term U.S. Government Securities Fund                                  0.35%                             0.35%

MPAM National Intermediate Municipal Bond Fund                                   0.35%                             0.35%

MPAM National Short-Term Municipal Bond Fund                                     0.35%                             0.35%

MPAM Pennsylvania Intermediate Municipal Bond Fund                               0.50%                             0.50%


MPAM Massachusetts Intermediate Municipal Bond Fund                              0.35%                              **

MPAM Balanced Fund                                                               ***                               0.47%


  *   THE EFFECTIVE INVESTMENT ADVISORY FEE SHOWN FOR THIS FUND REFLECTS A FEE WAIVER/EXPENSE REIMBURSEMENT IN EFFECT.


 **   THE MPAM MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND HAD NOT COMMENCED OPERATIONS AS OF AUGUST 31, 2001.

***   THE MPAM BALANCED FUND HAS AGREED TO PAY AN INVESTMENT ADVISORY FEE OF
      0.65% APPLIED TO DIRECT INVESTMENT IN EQUITY SECURITIES, 0.40% TO DIRECT
      INVESTMENT IN DEBT SECURITIES AND 0.15% TO INVESTMENTS IN MONEY MARKET
      INSTRUMENTS AND THE UNDERLYING FUNDS THAT IT INVESTS IN.


(PAGE 70)

FINANCIAL HIGHLIGHTS


All funds except MPAM Massachusetts Intermediate Municipal Bond Fund

The following tables describe the performance of each fund's MPAM class and Investor class for the fiscal periods indicated. "Total return" shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights (other than those for the six-month period ended February 28, 2002, which are unaudited) have been audited by _________, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

                                                              MPAM SHARES                       INVESTOR SHARES
                                                              (UNAUDITED)                         (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
                                                             FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 MPAM LARGE CAP STOCK FUND                                       2002              2001(1)             2002             2001(2)
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                 9.99

Investment operations:

    Investment income (loss) -- net                                                  .03(3)                          (.00)(3,4)

    Net realized and unrealized gain (loss) on investments                          (2.97)                                (.47)

 Total from investment operations                                                   (2.94)                                (.47)

Distributions:

    Dividends from investment income -- net                                          (.03)                             (.00)(4)

    Dividends from net realized gain on investments                                  (.01)                                   --

 Total distributions                                                                 (.04)                             (.00)(4)

 Net asset value, end of period                                                       9.52                                 9.52

 Total return (%)(5)                                                               (23.55)                               (4.69)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)(5)                                        .75                                  .23

 Ratio of net investment income (loss)
 to average net assets (%)(5)                                                          .27                                (.05)

 Portfolio turnover rate (%)(5)                                                      45.08                                45.08
-----------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                           1,857,167                                1,496

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(5)  NOT ANNUALIZED.

Financial Highlights

(PAGE 71)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                              MPAM SHARES                         INVESTOR SHARES
                                                              (UNAUDITED)                          (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
                                                             FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 MPAM INCOME STOCK FUND                                          2002              2001(1)             2002             2001(2)
-----------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                10.66

Investment operations:


    Investment income (loss) -- net                                                 .09(3)                                .02(3)


    Net realized and unrealized gain (loss) on investments                          (1.96)                                (.27)

 Total from investment operations                                                   (1.87)                                (.25)

Distributions:

    Dividends from investment income -- net                                          (.09)                                (.01)

    Dividends from net realized gain on investments                                  (.15)                                   --

 Total distributions                                                                 (.24)                                (.01)

 Net asset value, end of period                                                      10.39                                10.40


 Total return (%)(4)                                                               (15.12)                               (2.32)

------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)(4)                                        .77                                  .20


 Ratio of net investment income (loss)
 to average net assets (%)(4)                                                          .78                                  .16

 Portfolio turnover rate (%)(4)                                                      30.28                                30.28
------------------------------------------------------------------------------------------------------------------------------------


 Net assets, end of period ($ x 1,000)                                             631,743                                  163

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.


(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.


(PAGE 72)


                                                              MPAM SHARES                        INVESTOR SHARES
                                                              (UNAUDITED)                          (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
                                                             FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 MPAM MID CAP STOCK FUND                                         2002              2001(1)             2002             2001(2)
-----------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                11.32

Investment operations:

    Investment income (loss) -- net                                                 .02(3)                           (.00)(3,4)

    Net realized and unrealized gain (loss) on investments                          (1.32)                                (.13)

 Total from investment operations                                                   (1.30)                                (.13)

Distributions:

    Dividends from investment income -- net                                       (.00)(4)                                   --

    Dividends from net realized gain on investments                                     --                                   --

 Total distributions                                                              (.00)(4)                                   --

 Net asset value, end of period                                                      11.20                                11.19

 Total return (%)(5)                                                               (10.39)                               (1.15)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)(5)                                        .85                                  .20

 Ratio of net investment income (loss)
 to average net assets (%)(5)                                                          .14                                (.03)

 Portfolio turnover rate (%)(5)                                                      59.63                                59.63
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                             850,110                                  140

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(5)  NOT ANNUALIZED.

Financial Highlights

(PAGE 73)


FINANCIAL HIGHLIGHTS (CONTINUED)


                                                              MPAM SHARES                         INVESTOR SHARES
                                                              (UNAUDITED)                          (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
                                                             FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 MPAM SMALL CAP STOCK FUND                                       2002              2001(1)             2002             2001(2)
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                11.95

Investment operations:

    Investment income (loss) -- net                                               (.01)(3)                             (.01)(3)

    Net realized and unrealized gain (loss) on investments                           (.50)                                  .04

 Total from investment operations                                                    (.51)                                  .03

Distributions:

    Dividends from investment income -- net                                             --                                   --

    Dividends from net realized gain on investments                                     --                                   --

 Total distributions                                                                    --                                   --

 Net asset value, end of period                                                      11.99                                11.98


 Total return (%)(4)                                                                (4.08)                                  .25
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA


 Ratio of expenses to average net assets (%)(4)                                        .96                                  .19

 Ratio of net investment income (loss)
 to average net assets (%)(4)                                                        (.09)                                (.06)


 Decrease reflected in above expense ratio
 due to actions by Dreyfus (%)(4)                                                      .04                                  .01


 Portfolio turnover rate (%)(4)                                                     101.57                               101.57
------------------------------------------------------------------------------------------------------------------------------------


 Net assets, end of period ($ x 1,000)                                             151,440                                    1

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.


(4)  NOT ANNUALIZED.



(PAGE 74)



                                                              MPAM SHARES                         INVESTOR SHARES
                                                              (UNAUDITED)                          (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
                                                             FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 MPAM INTERNATIONAL FUND                                         2002              2001(1)             2002             2001(2)
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                11.98

Investment operations:

    Investment income (loss) -- net                                                  .16(3)                          (.00)(3,4)

    Net realized and unrealized gain (loss) on investments                           (.58)                                  .10

 Total from investment operations                                                    (.42)                                  .10

Distributions:

    Dividends from investment income -- net                                       (.00)(4)                                   --

    Dividends from net realized gain on investments                                     --                                   --

 Total distributions                                                              (.00)(4)                                   --

 Net asset value, end of period                                                      12.08                                12.08

 Total return (%)(5)                                                                (3.33)                                  .75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)(5)                                        .96                                  .22

 Ratio of net investment income (loss)
 to average net assets (%)(5)                                                         1.31                                (.01)

 Decrease reflected in above expense ratio
 due to actions by Dreyfus (%)(5)                                                      .08                                  .01

 Portfolio turnover rate (%)(5)                                                      34.27                                34.27
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                             398,759                                   28

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(5)  NOT ANNUALIZED.

Financial Highlights

(PAGE 75)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                              MPAM SHARES                         INVESTOR SHARES
                                                              (UNAUDITED)                          (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
                                                             FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 MPAM EMERGING MARKETS FUND                                      2002              2001(1)             2002             2001(2)
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                12.17

Investment operations:

    Investment income (loss) -- net                                                 .28(3)                                .03(3)

    Net realized and unrealized gain (loss) on investments                           (.87)                                (.28)

 Total from investment operations                                                    (.59)                                (.25)

Distributions:

    Dividends from investment income -- net                                          (.05)                                   --

    Dividends from net realized gain on investments                               (.00)(4)                                   --

 Total distributions                                                                 (.05)                                   --

 Net asset value, end of period                                                      11.86                                11.92

 Total return (%)(5)                                                                (4.68)                               (2.06)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)(5)                                       1.24                                  .23

 Ratio of net investment income (loss)
 to average net assets (%)(5)                                                         2.24                                  .03

 Decrease reflected in above expense ratio
 due to actions by Dreyfus (%)(5)                                                      .42                                  .04

 Portfolio turnover rate (%)(5)                                                      44.74                                44.74
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                              54,863                                    1

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(5)  NOT ANNUALIZED.

(PAGE 76)


                                                              MPAM SHARES                       INVESTOR SHARES
                                                              (UNAUDITED)                         (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
                                                             FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 MPAM BALANCED FUND                                              2002              2001(1)             2002             2001(2)
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                11.53

Investment operations:

    Investment income (loss) -- net                                                 .32(3)                                .04(3)

    Net realized and unrealized gain (loss) on investments                          (1.11)                                (.13)

 Total from investment operations                                                    (.79)                                (.09)

Distributions:

    Dividends from investment income -- net                                          (.32)                                (.05)

 Net asset value, end of period                                                      11.39                                11.39


 Total return (%)(4)                                                                (6.38)                                (.88)
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA


 Ratio of expenses to average net assets (%)(4)                                        .59                                  .16

 Ratio of net investment income (loss)
 to average net assets (%)(4)                                                         2.70                                  .32

 Decrease reflected in above expense ratio
 due to actions by Dreyfus (%)(4)                                                   .00(5)                                   --


 Portfolio turnover rate (%)(4)                                                      75.62                                75.62
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                             412,801                                    1

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  NOT ANNUALIZED.


(5)  AMOUNT REPRESENTS LESS THAN .01%.


Financial Highlights

(PAGE 77)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                              MPAM SHARES                        INVESTOR SHARES
                                                              (UNAUDITED)                          (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
                                                             FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 MPAM BOND FUND                                                  2002              2001(1)             2002             2001(2)
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                12.94

Investment operations:

    Investment income (loss) -- net                                                    .70                                  .10

    Net realized and unrealized gain (loss) on investments                             .65                                  .23

 Total from investment operations                                                     1.35                                  .33

Distributions:

    Dividends from investment income -- net                                          (.70)                                (.12)

 Net asset value, end of period                                                      13.15                                13.15


 Total return (%)(3)                                                                 11.05                                 2.54
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA


 Ratio of expenses to average net assets (%)(4)                                        .56                                  .81

 Ratio of net investment income (loss)
 to average net assets (%)(4)                                                         5.96                                 6.03

 Decrease reflected in above
 expense ratio due to actions by Dreyfus (%)(4)                                        .02                                  .53

 Portfolio turnover rate (%)(3)                                                     120.55                               120.55
------------------------------------------------------------------------------------------------------------------------------------


 Net assets, end of period ($ x 1,000)                                             675,666                                  957

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.


(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.

(3)  NOT ANNUALIZED.

(4)  ANNUALIZED.



(PAGE 78)


                                                              MPAM SHARES                        INVESTOR SHARES
                                                              (UNAUDITED)                         (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
                                                             FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 MPAM INTERMEDIATE BOND FUND                                     2002              2001(1)             2002             2001(2)
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                12.90

Investment operations:

    Investment income (loss) -- net                                                    .68                                  .20

    Net realized and unrealized gain (loss) on investments                             .58                                  .10

 Total from investment operations                                                     1.26                                  .30

Distributions:

    Dividends from investment income -- net                                          (.68)                                (.11)

 Net asset value, end of period                                                      13.08                                13.09


 Total return (%)(3)                                                                 10.29                                 2.31
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA


 Ratio of expenses to average net assets (%)(4)                                        .56                                  .81

 Ratio of net investment income (loss)
 to average net assets (%)(4)                                                         5.77                                 5.14

 Decrease reflected in above expense ratio
 due to actions by Dreyfus (%)(4)                                                      .03                                  .12

 Portfolio turnover rate (%)(3)                                                     134.69                               134.69
------------------------------------------------------------------------------------------------------------------------------------


 Net assets, end of period ($ x 1,000)                                             398,959                                  148

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.


(3)  NOT ANNUALIZED.

(4)  ANNUALIZED.


Financial Highlights

(PAGE 79)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                              MPAM SHARES                         INVESTOR SHARES
                                                              (UNAUDITED)                          (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
 MPAM SHORT-TERM                                             FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 U.S. GOVERNMENT SECURITIES FUND                                 2002              2001(1)             2002             2001(2)
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                12.82

Investment operations:

    Investment income (loss) -- net                                                    .63                                  .09

    Net realized and unrealized gain (loss) on investments                             .37                                  .08

 Total from investment operations                                                     1.00                                  .17

Distributions:

    Dividends from investment income -- net                                          (.63)                                (.11)

    Dividends from net realized gain on investments                               (.00)(3)                                   --

 Total distributions                                                                 (.63)                                (.11)

 Net asset value, end of period                                                      12.87                                12.88

 Total return (%)(4)                                                                  8.20                                 1.29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)(5)                                        .55                                  .80

 Ratio of net investment income (loss)
 to average net assets (%)(5)                                                         5.41                                 4.86

 Decrease reflected in above expense ratio
 due to actions by Dreyfus (%)(5)                                                      .04                                  .20

 Portfolio turnover rate (%)(4)                                                      89.21                                89.21
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                              88,732                                    1

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  NOT ANNUALIZED.

(5)  ANNUALIZED.

(PAGE 80)


                                                              MPAM SHARES                       INVESTOR SHARES
                                                              (UNAUDITED)                         (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
 MPAM NATIONAL INTERMEDIATE                                  FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 MUNICIPAL BOND FUND                                             2002              2001(1)             2002             2001(2)
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                12.91

Investment operations:

    Investment income (loss) -- net                                                    .51                                  .07

    Net realized and unrealized gain (loss) on investments                             .74                                  .32

 Total from investment operations                                                     1.25                                  .39

Distributions:

    Dividends from investment income -- net                                          (.51)                                (.07)

    Dividends from net realized gain on investments                               (.00)(3)                                   --

 Total distributions                                                                 (.51)                                (.07)

 Net asset value, end of period                                                      13.24                                13.23

 Total return (%)(4)                                                                 10.21                                 3.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)(5)                                        .52                                  .77

 Ratio of net investment income (loss)
 to average net assets (%)(5)                                                         4.33                                 3.91

 Decrease reflected in above expense ratio
 due to actions by Dreyfus (%)(5)                                                      .01                                  .08

 Portfolio turnover rate (%)(4)                                                      47.78                                47.78
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                             477,595                                    1

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  NOT ANNUALIZED.

(5)  ANNUALIZED.

Financial Highlights

(PAGE 81)

FINANCIAL HIGHLIGHTS (CONTINUED)


                                                              MPAM SHARES                      INVESTOR SHARES
                                                              (UNAUDITED)                         (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
 MPAM NATIONAL SHORT-TERM                                    FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 MUNICIPAL BOND FUND                                             2002              2001(1)             2002             2001(2)
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                12.78

Investment operations:

    Investment income (loss) -- net                                                    .48                                  .07

    Net realized and unrealized gain (loss) on investments                             .40                                  .12

 Total from investment operations                                                      .88                                  .19

Distributions:

    Dividends from investment income -- net                                          (.48)                                (.07)

    Dividends from net realized gain on investments                                     --                                   --

 Total distributions                                                                 (.48)                                (.07)

 Net asset value, end of period                                                      12.90                                12.90


 Total return (%)(3)                                                                  7.15                                 1.48
------------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA


 Ratio of expenses to average net assets (%)(4)                                        .52                                  .77

 Ratio of net investment income
 to average net assets (%)(4)                                                         4.11                                 3.76

 Decrease reflected in above expense ratio
 due to actions by Dreyfus (%)(4)                                                      .06                                  .19

 Portfolio turnover rate (%)(3)                                                      44.18                                44.18
------------------------------------------------------------------------------------------------------------------------------------


 Net assets, end of period ($ x 1,000)                                             119,026                                    1

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.


(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.

(3)  NOT ANNUALIZED.

(4)  ANNUALIZED.


(PAGE 82)


                                                              MPAM SHARES                         INVESTOR SHARES
                                                              (UNAUDITED)                          (UNAUDITED)
                                                           SIX MONTHS ENDED     PERIOD ENDED    SIX MONTHS ENDED     PERIOD ENDED
 MPAM PENNSYLVANIA INTERMEDIATE                              FEBRUARY 28,        AUGUST 31,       FEBRUARY 28,        AUGUST 31,
 MUNICIPAL BOND FUND                                             2002              2001(1)             2002             2001(2)
------------------------------------------------------------------------------------------------------------------------------------


PER-SHARE DATA ($)

 Net asset value, beginning of period                                                12.50                                12.90

Investment operations:

    Investment income (loss) -- net                                                    .50                                  .07

    Net realized and unrealized gain (loss) on investments                             .66                                  .26

 Total from investment operations                                                     1.16                                  .33

Distributions:

    Dividends from investment income -- net                                          (.50)                                (.07)

    Dividends from net realized gain on investments                                     --                             (.00)(3)

 Total distributions                                                                 (.50)                                (.07)

 Net asset value, end of period                                                      13.16                                13.16

 Total return (%)(4)                                                                  9.50                                 2.58
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)(5)                                        .67                                  .92

 Ratio of net investment income (loss)
 to average net assets (%)(5)                                                         4.25                                 3.86

 Decrease reflected in above expense ratio
 due to actions by Dreyfus (%)(5)                                                      .01                                  .22

 Portfolio turnover rate (%)(4)                                                      39.32                                39.32
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                             879,711                                  230

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH AUGUST 31, 2001.
EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND
THE FUND COMMENCED SELLING INVESTOR SHARES.

(2)  FROM JULY 11, 2001 (DATE THE FUND BEGAN OFFERING INVESTOR SHARES) THROUGH
AUGUST 31, 2001.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  NOT ANNUALIZED.

(5)  ANNUALIZED.

Financial Highlights

(PAGE 83)


FINANCIAL HIGHLIGHTS

MPAM Massachusetts Intermediate Municipal Bond Fund

Since MPAM shares and Investor shares are new, financial highlights information is not available for those classes as of the date of this prospectus. Please note that the financial highlights information in the following tables for the fund's MPAM shares and Investor shares represents the financial highlights of the Premier Massachusetts Fund's Class R shares and Class A shares, respectively, for the fiscal periods indicated. It is currently contemplated that the Premier Massachusetts Fund will be reorganized into the fund on or about August __, 2002. "Total return" shows how much an investment in the Massachusetts Fund's Class R shares would have increased (or decreased) during the period, assuming all dividends and distributions were reinvested. These financial highlights (other than those for the six-month period ended December 31, 2001, which are unaudited) have been audited by ____________, whose report, along with the Premier Massachusetts Fund's financial statements, is included in the Premier Massachusetts Fund's annual report, which is available upon request

                                                                                      INVESTOR SHARES

                                                        (UNAUDITED)
                                                      SIX MONTHS ENDED
MPAM MASSACHUSETTS INTERMEDIATE                          DECEMBER 31,                       YEAR ENDED JUNE 30,(1)

 MUNICIPAL BOND FUND                                          2001                 2001       2000      1999       1998        1997
-----------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                             11.89      12.03     12.34      12.15      11.97

 Investment operations:  Investment income -- net                                   .52        .51       .51        .53        .54

                         Net realized and unrealized
                         gain (loss) on investments                                 .49      (.14)     (.30)        .24        .20

 Total from investment operations                                                  1.01        .37       .21        .77        .74

 Distributions:          Dividends from investment
                         income - net                                             (.52)      (.51)     (.51)      (.53)      (.54)

                         Dividends from net realized
                         gain on investments                                         --         --     (.01)      (.05)      (.02)

 Total distributions                                                              (.52)      (.51)     (.52)      (.58)      (.56)

 Net asset value, end of period                                                   12.38      11.89     12.03      12.34      12.15

 Total return (%)(2)                                                               8.63       3.21      1.60       6.41       6.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                        .75        .75       .75        .75        .75

 Ratio of net investment income to average net assets (%)                          4.24       4.32      4.10       4.30      4.47(

 Portfolio turnover rate (%)                                                      14.88      31.89     16.35       6.63      22.57
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                           12,850     12,581    15,045     16,355     16,093

(1)  THE FUND'S FISCAL YEAR END IS AUGUST 31.

(2)  EXCLUSIVE OF SALES CHARGE WHICH WAS APPLICABLE TO CLASS A SHARES OF THE PREMIER MASSACHUSETTS FUND.

(PAGE 84)

                                                                                         MPAM SHARES

                                                         (UNAUDITED)
                                                      SIX MONTHS ENDED
MPAM MASSACHUSETTS INTERMEDIATE                          DECEMBER 31,                           YEAR ENDED JUNE 30,(1)

 MUNICIPAL BOND FUND                                          2001                 2001       2000      1999      1998        1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                             11.89      12.04     12.34      12.16      11.97

 Investment operations:  Investment income -- net                                   .55        .54       .54        .56        .57

                         Net realized and unrealized
                         gain (loss) on investments                                 .49      (.15)     (.29)        .23        .21

 Total from investment operations                                                  1.04        .39       .25        .79        .78

 Distributions:          Dividends from investment
                         income - net                                             (.55)      (.54)     (.54)      (.56)      (.57)

                         Dividends from net realized
                         gain on investments                                         --         --     (.01)      (.05)      (.02)

 Total distributions                                                              (.55)      (.54)     (.55)      (.61)      (.59)

 Net asset value, end of period                                                   12.38      11.89     12.04      12.34      12.16

 Total return (%)(2)                                                               8.90       3.37      1.93       6.58       6.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                        .50        .50       .50        .50        .50

 Ratio of net investment income to average net assets (%)                          4.49       4.58      4.35       4.54      4.73(

 Portfolio turnover rate (%)                                                      14.88      31.89     16.35       6.63      22.57
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          126,264     96,832    70,901     50,959     33,188

(1)  THE FUND'S FISCAL YEAR END IS AUGUST 31.


Financial Highlights

(PAGE 85)

Your Investment

ACCOUNT POLICIES AND SERVICES

Buying shares


Each fund is offering its MPAM shares and Investor shares in this prospectus. MPAM shares are generally offered only to MPAM Clients. MPAM shares owned by MPAM Clients will be held in omnibus accounts, or individual institutional accounts, with the funds' transfer agent (MPAM Accounts). Investor shares are generally offered only to Individual Clients, except that Individual Clients of a fund on July 10, 2001 will continue to be eligible to purchase MPAM shares of that fund for their then-existing accounts. Fund shares owned by Individual Clients will be held in separate accounts (Individual Accounts).


MPAM Clients may transfer MPAM shares from an MPAM Account to other existing MPAM Clients for their MPAM Accounts. MPAM Clients also may transfer shares from an MPAM Account to Individual Clients to be held in Individual Accounts. Before any such transfer to an Individual Client (other than a transfer to Individual Clients of a fund as of July 10, 2001 for their then-existing accounts), the MPAM Client's MPAM shares will be converted into Investor shares of equivalent value (at the time of conversion) and, accordingly, the Individual Client will receive Investor shares. MPAM Clients who terminate their relationship with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates, but who wish to continue to hold fund shares may do so only by establishing Individual Accounts, and their MPAM shares generally will be converted into Investor shares. The conversion of such shareholder's MPAM shares into Investor shares will be at the equivalent net asset value of each class at the time of the conversion. Individual Clients in the Investor class of a fund who make subsequent investments in that fund will receive Investor shares of that fund. See the Statement of Additional Information for more information.

You pay no sales charges to invest in either share class of any fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Investments in equity securities are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board. Investments in debt securities are generally valued by one or more independent pricing services approved by the fund's board.

Foreign securities held by each of MPAM Emerging Markets Fund and MPAM International Fund may trade on days when the funds do not calculate their NAV's and thus affect their NAV's on days when investors have no access to the funds.


Because MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund, MPAM Pennsylvania Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund seek tax-exempt income, they are not recommended for purchase by qualified retirement plans or other tax-advantaged accounts.


(PAGE 86)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

(pound) if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

(pound) the fund will not honor redemption checks, or process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Purchases, redemptions and exchanges through MPAM Accounts

MPAM Clients should contact their account officer for information concerning purchasing, selling (redeeming), and exchanging fund shares. The policies and fees applicable to MPAM Clients under their agreements with Mellon Bank, N.A., Boston Safe Deposit and Trust Company, or their bank affiliates, may differ from those described in this prospectus, and different minimum investments or limitations on buying, selling and exchanging shares may apply.

Purchases and redemptions through Individual Accounts

PURCHASING SHARES

Individual Accounts generally may be opened only by the transfer of fund shares from an MPAM Account, by MPAM Clients who terminate their relationship with Mellon Bank, N.A. or Boston Safe Deposit and Trust Company, or their bank affiliates, but who wish to continue to hold fund shares, or by exchange from Individual Accounts holding other MPAM funds as described below under "Individual Account services and policies - Exchange privilege." The minimum initial investment in a fund through an Individual Account is $10,000, and the minimum for subsequent investments is $100. You may purchase additional shares for an Individual Account by mail, wire, electronic check or TeleTransfer, or automatically.

MAIL. To purchase additional shares by mail, fill out an investment slip and send the slip and a check with your account number written on it to:

   Name of Fund

   MPAM Family of Funds

   P.O. Box 105, Newark, NJ 07101-0105

Make checks payable to: MPAM Family of Funds.

WIRE. To purchase additional shares by wire, have your bank send your investment to Boston Safe Deposit and Trust Company, with these instructions:

* ABA# 011001234

* DDA# 00-0388

* the fund name

* the share class

* your account number

* name(s) of investor(s)

ELECTRONIC CHECK. To purchase additional shares by electronic check, which will transfer money out of your bank account, follow the instructions for purchases by wire, but before your account number insert "5690." Your transaction is entered automatically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

TELETRANSFER. To purchase additional shares through TeleTransfer call 1-800-896-8167 (outside the U.S. 516-794-5452) to request your transaction.

AUTOMATICALLY. Call us at 1-800-896-8167 to request a form to add any automatic investing service. Complete and return the forms along with any other required materials. These services are available only for holders of Individual Accounts. See "Individual Account services and policies."

Your Investment

(PAGE 87)

ACCOUNT POLICIES AND SERVICES (CONTINUED)

SELLING (REDEEMING) SHARES

You may sell (redeem) shares in writing, or by telephone, wire or TeleTransfer, or automatically.

WRITTEN SELL ORDERS. Some circumstances require written sell orders along with signature guarantees. These include:

(pound) amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

(pound) requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

IN WRITING OR BY CHECK. You may sell (redeem) shares by writing a letter of instruction and, for the funds specified below under "Individual Account services and policies -- Checkwriting Privilege" only, by writing a redemption check. The letter of instruction and redemption check should include the following information:

* your name(s) and signatures(s)

* your account number

* the fund name

* the share class

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required. Mail your request to:

   MPAM Family of Funds
   P.O. Box 9268, Boston, MA 02205-8502

TELEPHONE. Unless you have declined telephone privileges on your account application, you may also redeem your shares by telephone (maximum $250,000 per day) by calling 1-800-896-8167 (outside the U.S. 516-794-5452). A check will be mailed to your address of record.

WIRE OR TELETRANSFER. To sell (redeem) shares by wire or TeleTransfer (minimum $1,000 and $500, respectively; maximum $500,000 for joint accounts every 30 days), call 1-800-896-8167 (outside the U.S. 516-794-5452) to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by wire for wire redemptions and by electronic check for TeleTransfer redemptions.

(PAGE 88)

Individual Account services and policies

The services and privileges described in this section are available only to holders of Individual Accounts.

AUTOMATIC SERVICES. Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-896-8167.
--------------------------------------------------------------------------------

For investing

AUTOMATIC                       For making automatic investments
ASSET BUILDER                   from a designated bank account.

PAYROLL                         For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

GOVERNMENT                      For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DIVIDEND                        For automatically reinvesting the
SWEEP                           dividends and distributions from
                                one MPAM fund into another
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

AUTO-EXCHANGE                   For making regular exchanges
PRIVILEGE                       from one MPAM fund into
                                another.
--------------------------------------------------------------------------------

For selling shares

AUTOMATIC                       For making regular withdrawals
WITHDRAWAL PLAN                 from most MPAM funds.


CHECKWRITING PRIVILEGE. (Fixed-Income Funds only). Holders of Individual Accounts in MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund, MPAM Pennsylvania Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund may sell (redeem) shares by check. You may write redemption checks against your MPAM fund account in amounts of $500 or more. These checks are free. However, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.


EXCHANGE PRIVILEGE. You can exchange shares of a class of an MPAM fund worth $500 or more into shares of the same class of any other MPAM fund. However, each fund account, including those established through exchanges, must meet the minimum account balance requirement of $10,000. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges.

TELETRANSFER PRIVILEGE. To move money between your bank account and your MPAM fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.

USE OF TELEPHONE PRIVILEGES. Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the fund's distributor takes reasonable measures to verify the order.

Your Investment

(PAGE 89)

ACCOUNT POLICIES AND SERVICES (CONTINUED)

ACCOUNT BALANCE REQUIREMENT. If your account falls below $10,000, a fund may ask you to increase your balance. If it is still below $10,000 after 30 days, a fund may close your account and send you the proceeds.

General policies for MPAM Accounts and Individual Accounts

Each fund reserves the right to:

(pound) refuse any purchase or exchange request that could adversely affect any fund or its operations, including those from any individual or group who, in a fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a fund within a calendar year)

(pound) refuse any purchase or exchange request in excess of 1% of any fund's total assets

(pound) change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

(pound) change its minimum investment amounts

(pound) delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's total assets).

(PAGE 90)

DISTRIBUTIONS AND TAXES

Each fund usually pays its shareholders dividends, if any, from its net investment income as follows:

Each fund generally distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. For Individual Accounts, dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. For information on reinvestment of dividends and other distributions on MPAM Accounts, contact your account officer. There are no fees or sales charges on reinvestments.

FUND                                               DIVIDEND PAYMENT FREQUENCY
--------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                    Monthly

MPAM Income Stock Fund                                       Monthly

MPAM Mid Cap Stock Fund                                     Annually

MPAM Small Cap Stock Fund                                   Annually

MPAM International Fund                                     Annually

MPAM Emerging Markets Fund                                  Annually

MPAM Bond Fund                                               Monthly

MPAM Intermediate Bond Fund                                  Monthly

MPAM Short-Term U.S. Government Securities Fund              Monthly

MPAM National Intermediate Municipal Bond Fund               Monthly

MPAM National Short-Term Municipal Bond Fund                 Monthly

MPAM Pennsylvania Intermediate Municipal Bond Fund           Monthly


MPAM Massachusetts Intermediate Municipal Bond Fund          Monthly


MPAM Balanced Fund                                           Monthly

Your Investment

(PAGE 91)

DISTRIBUTIONS AND TAXES (CONTINUED)

Fund dividends (except to the extent attributable to tax-exempt income) and distributions are taxable to most investors (unless your investment is in a tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions


Type of                  Tax rate for               Tax rate for
distribution             10% or 15% bracket         27% bracket or above
--------------------------------------------------------------------------------


INCOME                   ORDINARY                   ORDINARY
DIVIDENDS                INCOME RATE                INCOME RATE

SHORT-TERM               ORDINARY                   ORDINARY
CAPITAL GAINS            INCOME RATE                INCOME RATE

LONG-TERM
CAPITAL GAINS            8%/10%                     18%/20%

The tax status of your dividends and distributions will be detailed in your annual tax statement.


MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund, MPAM Pennsylvania Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund anticipate that a substantial portion of income dividends will be exempt from federal personal income tax (and, in the case of MPAM Pennsylvania Intermediate Municipal Bond Fund, a substantial portion of those dividends will normally be exempt from Pennsylvania state personal income tax and, in the case of MPAM Massachusetts Intermediate Municipal Bond Fund, a substantial portion of those dividends will normally be exempt from Massachusetts state personal income tax). However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income, and any distributions of long-term capital gains will be taxable as such.


Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax bracket, purchased after December 31, 2000.

(PAGE 92)

NOTES

(PAGE 93)

For More Information

MPAM Large Cap Stock Fund

MPAM Income Stock Fund

MPAM Mid Cap Stock Fund

MPAM Small Cap Stock Fund

MPAM International Fund

MPAM Emerging Markets Fund

MPAM Bond Fund

MPAM Intermediate Bond Fund

MPAM Short-Term U.S. Government Securities Fund

MPAM National Intermediate Municipal Bond Fund

MPAM National Short-Term Municipal Bond Fund

MPAM Pennsylvania Intermediate Municipal Bond Fund


MPAM Massachusetts Intermediate Municipal Bond Fund


MPAM Balanced Fund

Series of MPAM Funds Trust
-------------------------------------
SEC file number:  811-09903

More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the portfolio manager(s) discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE MPAM Clients, please contact your MPAM Account Officer or call 1-888-281-7350. Individual Account holders, please call Dreyfus at 1-800-896-8167.

BY MAIL MPAM Clients, write to your MPAM Account Officer c/o Mellon Bank, N.A. One Mellon Bank Center Pittsburgh, PA 15258

Individual Account holders, write to: MPAM Family of Funds P.O. Box 105 Newark, N.J. 07101-0105

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation                                MPAM-P0502
(PAGE 94)


================================================================================

MPAM Mid Cap Stock Fund

MPAM National Intermediate Municipal Bond Fund

MPAM Massachusetts Intermediate Municipal Bond Fund




DREYFUS PREMIER SHARES




PROSPECTUS May ___, 2002

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.







Contents

The Funds
--------------------------------------------------------------------------------

MPAM Mid Cap Stock Fund                                                   2

MPAM National Intermediate
Municipal Bond Fund                                                       7

MPAM Massachusetts Intermediate
Municipal Bond Fund                                                      12

Management                                                               16

Financial Highlights                                                     18

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                         21

Distributions and Taxes                                                  24

Services for Fund Investors                                              25

Instructions for Regular Accounts                                        26

Instructions for IRAs                                                    27

For More Information
--------------------------------------------------------------------------------

Information on the Funds' recent strategies and holdings can be found in the current Annual/Semiannual Report. See back cover.

The Funds

It is currently contemplated that each fund will participate in a tax-free reorganization with another fund managed by the fund's investment adviser (Reorganization) as follows:
--------------------------------------------------------------------------------

Acquired Fund                                        Surviving Fund
-------------                                        --------------

Dreyfus Premier                     INTO             MPAM Mid Cap
Small Company                                        Stock Fund
Stock Fund
(Small Company Fund)

Dreyfus Premier                     INTO             MPAM National
Limited Term                                         Intermediate
Municipal Fund                                       Municipal
(Municipal Fund)                                     Bond Fund

Dreyfus Premier                     INTO             MPAM
Limited Term                                         Massachusetts
Massachusetts                                        Intermediate
Municipal Fund                                       Municipal
(Massachusetts Fund)                                 Bond Fund

Each Reorganization will provide for each Acquired Fund to transfer its assets to the respective fund in a tax-free exchange for shares of beneficial interest of the respective fund and the assumption by the fund of the stated liabilities of the respective Acquired Fund, the distribution of shares of the fund to the respective Acquired Fund's shareholders and the subsequent termination of the Acquired Fund.

If a Reorganization is approved by shareholders of the respective Acquired Fund, it is currently contemplated that the Reorganization will become effective on or about August __, 2002 (Effective Date). On the Effective Date, holders of Class B shares of each Acquired Fund would receive, and would be able to continue to purchase, Dreyfus Premier shares of the respective fund.

Each fund is offering its Dreyfus Premier shares in this prospectus.



What each fund is -- and isn't

Each fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in a fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in a fund, but you also have the potential to make money.

                                                                   The Funds   1





MPAM Mid Cap Stock Fund


GOAL/APPROACH

The fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400((reg.tm)) Index (S&P MidCap 400). This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in stocks of midsize domestic companies. The fund may purchase securities of companies in initial public offerings (IPOs) or shortly thereafter. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Consistency of returns and stability of the fund's share price compared to the S&P MidCap 400 are primary goals of the investment process.

In selecting securities, the investment adviser uses a computer model to identify and rank stocks within an industry or sector, based on:

(pound) VALUE, or how a stock is priced relative to its perceived intrinsic worth

(pound) GROWTH, in this case the sustainability or growth of earnings

(pound) FINANCIAL PROFILE, which measures the financial health of the company

Next, based on fundamental analysis, the investment adviser generally selects the most attractive of the higher ranked securities, drawing on information technology as well as Wall Street sources and company management.

The investment adviser manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry. The fund is structured so that its sector weightings and risk characteristics, such as growth, size, quality and yield, are similar to those of the S&P MidCap 400.



Concepts to understand

MID-CAP COMPANIES: generally new and often entrepreneurial companies with market capitalizations ranging between $1 billion and $8 billion at the time of purchase. This range may fluctuate depending on changes in the value of the stock market as a whole. Small and mid-cap companies can, if successful, grow faster than larger-cap companies and typically use any profits for expansion rather than for paying dividends. Their share prices are more volatile than those of larger companies. These companies fail more often.

COMPUTER MODEL: a proprietary program that evaluates and ranks a universe of over 2,000 stocks. The model screens each stock for relative attractiveness within its economic sector and industry. The investment adviser reviews each of the screens on a regular basis, and maintains the flexibility to adapt the screening criteria to changes in market conditions.

S&P MIDCAP 400: a market-capitalization-weighted index of 400 medium-capitalization stocks.


2

MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment in the fund will fluctuate, sometimes dramatically, which means that you could lose money.

Small and midsize companies carry additional risks because their operating histories tend to be more limited, their earnings are less predictable, and their share prices tend to be more volatile. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of smaller companies' securities and on the fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, and/or financial resources. In addition, these companies may be dependent on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economics.

The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Although the fund seeks to manage risk by broadly diversifying among industries and by maintaining a risk profile similar to the S&P MidCap 400, the fund is expected to hold fewer securities than the index. Owning fewer securities and the ability to purchase companies not listed in the index can cause the fund to underperform the index.

By investing in a mix of growth and value companies, the fund assumes the risks of both. Because stock prices of growth companies are based in part on future expectations, they may fall sharply if earnings expectations are not met or investors believe the prospects for a stock, industry or the economy in general are weak, even if earnings do increase. Growth stocks also typically lack the dividend yield that could cushion stock prices in market downturns. With value stocks, there is the risk that they may never reach what the investment adviser believes is their full market value, either because the market fails to recognize the stock's intrinsic worth, or the portfolio manager misgauged that worth. They also may decline in price even though in theory they are already undervalued.



Other potential risks

The fund may invest in securities of foreign issuers, which carry additional risks such as changes in currency exchange rates, less liquidity, a lack of comprehensive company information and political and economic instability.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

                                                      MPAM Mid Cap Stock Fund  3



MPAM MID CAP STOCK FUND (CONTINUED)

PAST PERFORMANCE

The bar chart and tables shown on the next page illustrate the risks of investing in the fund. As a new class, past performance information is not available for Dreyfus Premier shares as of the date of this prospectus. The performance figures shown represent those of the fund's MPAM shares, which are not offered in this prospectus, and a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund. Before the fund commenced operations, substantially all of the assets of the CTF were transferred to the fund.

The bar chart shows you how the performance of the fund's MPAM shares has varied from year to year. The top table on the next page compares the performance of the fund's MPAM shares over time to that of the S&P MidCap 400. Please note that the performance figures for the fund's MPAM shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares as they were estimated prior to the conversion of the CTF into the fund, and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's MPAM shares to that of the S&P MidCap 400 for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's MPAM shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Because the fund's Dreyfus Premier shares are subject to higher expenses, the performance of such class of shares will be lower than the performance of the fund's MPAM shares. Additionally, the contingent deferred sales charge (CDSC) applicable to Dreyfus Premier shares is not reflected in the performance figures for MPAM shares in the bar chart. If the CDSC was reflected, performance would be lower. The performance figures in the top table and bottom table for MPAM shares reflect the CDSC applicable to Dreyfus Premier shares.


4

Before June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $3 billion, similar to the Russell 2500(TM) Stock Index (the Russell 2500), an unmanaged index based on the stocks of 3,000 large U.S. companies, as determined by market capitalization, but excluding the 500 largest such companies. Beginning June 1, 2000, the CTF sought to maintain a portfolio of stocks of companies with an average market capitalization of between $500 million and $5 billion, similar to the S&P MidCap 400, an unmanaged, capitalization-weighted index of 400 medium-capitalization stocks. The change in average market capitalization of companies held by the CTF was largely reflective of changes in the market value of companies in the benchmark. The change by the CTF reflected the view of its manager that the turnover of companies represented in the S&P MidCap 400 was less volatile than that of the Russell 2500, and that the S&P MidCap 400 was more familiar to investors. The fund currently seeks to maintain a portfolio of stocks of companies with an average market capitalization of between $1 billion and $8 billion, similar to the S&P MidCap 400.



Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES


16.89   15.43   -1.64   39.38   22.21   23.30   -5.59   10.72   7.87    -1.88
  92      93      94      95      96      97      98      99      00      01



BEST QUARTER:                     Q4 '99                         +16.55%

WORST QUARTER:                    Q3 '98                         -21.71%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS ___%.
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                        1 Year                       5 Years                     10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM MID CAP
STOCK FUND --
MPAM SHARES*                                           -5.81%                          6.09%                       11.92%

S&P MIDCAP 400                                         -0.62%                         16.11%                       15.01%

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                     Since
                                                                  inception
                                              1 Year               (10/2/00)
--------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                          -5.81%               -9.15%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS          -5.90%               -9.22%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                           -3.54%               -7.33%

S&P MIDCAP 400
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                       -0.62%               -3.57%**
--------------------------------------------------------------------------------

     *    REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

     ** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.

                                                     MPAM Mid Cap Stock Fund   5





MPAM MID CAP STOCK FUND (CONTINUED)

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Dreyfus Premier shares in the table below.
--------------------------------------------------------------------------------

Fee table

                                                             Dreyfus Premier
                                                                  shares
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES
(FEES PAID FROM YOUR ACCOUNT)

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                4.00
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS) % OF AVERAGE DAILY NET ASSETS

Investment advisory fees                                           0.75

Rule 12b-1 fee                                                     0.75

Shareholder services fee                                           0.25

Other expenses*                                                    0.17
--------------------------------------------------------------------------------

TOTAL                                                              1.92

* EXCLUDES MERGER-RELATED EXPENSES.
--------------------------------------------------------------------------------

Expense example

                                                 1 Year              3 Years              5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

WITH REDEMPTION                                   $595                 $903                $1,237                $1,869**

WITHOUT REDEMPTION                                $195                 $603                $1,037                $1,869**

     **   ASSUMES CONVERSION OF DREYFUS PREMIER SHARES TO INVESTOR SHARES, WHICH
          ARE  OFFERED  IN A  SEPARATE  PROSPECTUS,  AT END OF  THE  SIXTH  YEAR
          FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Dreyfus Premier shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Dreyfus Premier shares.

OTHER EXPENSES: estimated fees to be paid by the fund's Dreyfus Premier shares for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.


6


MPAM National Intermediate Municipal Bond Fund

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds.

The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

(pound) GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

(pound) REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls



Concepts to understand

AVERAGE EFFECTIVE MATURITY: an average of the stated maturity of bonds, adjusted to reflect provisions that may cause a bond's principal to be repaid earlier than at maturity.

DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

                               MPAM National Intermediate Municipal Bond Fund  7


MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could fluctuate, which means that you could lose money. To the extent the fund maintains a longer effective maturity or duration than short-term bond funds, the more its share price is likely to react to interest rate movements.

Other risk factors that could have an effect on the fund's performance include:

* if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

* changes in economic, business or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund's share price

* if the municipal bond market becomes illiquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and the fund's share price, may fall dramatically

* under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Although municipal and taxable debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, for temporary defensive purposes, the fund may invest up to all of its assets in taxable bonds. During such periods, the fund may not achieve its investment objective.



Other potential risks

The fund, at times, may invest in certain derivatives, such as futures and options and debt obligations having similar features. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile and can lower the fund's return. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.


8

PAST PERFORMANCE

The bar chart and tables shown on the next page illustrate the risks of investing in the fund. As a new class, past performance information is not available for Dreyfus Premier shares as of the date of this prospectus. The performance figures shown represent those of the fund's MPAM shares, which are not offered in this prospectus, and a predecessor common trust fund (CTF) that, in all material respects (except as discussed below), had the same investment objective, policies, guidelines and restrictions as the fund. Before the fund commenced operations, substantially all of the assets of the CTF were transferred to the fund.

The bar chart shows you how the performance of the fund's MPAM shares has varied from year to year. The top table on the next page compares the performance of the fund's MPAM shares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. Please note that the performance figures for the fund's MPAM shares in the bar chart and top table do not reflect the impact of any applicable taxes and represent the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the fund's MPAM shares for the past fiscal year (net of certain fund expenses that will be borne by Mellon Bank, N.A. or the investment adviser), and the performance of the fund's MPAM shares thereafter. The predecessor CTF was not registered under the Investment Company Act of 1940 (1940 Act) and therefore was not subject to certain investment restrictions that might have adversely affected performance.

The bottom table on the next page compares the performance of the fund's MPAM shares to that of the Lehman Brothers 7-Year Municipal Bond Index for various periods since the date the fund commenced operations as an investment company registered under the 1940 Act (October 2, 2000). These performance figures for the fund's MPAM shares are shown before and after taxes and do not reflect the predecessor CTF's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Because the fund's Dreyfus Premier shares are subject to higher expenses, the performance of such class of shares will be lower than the performance of the fund's MPAM shares. Additionally, the contingent deferred sales charge (CDSC) applicable to Dreyfus Premier shares is not reflected in the performance figures for MPAM shares in the bar chart. If the CDSC was reflected, performance would be lower. The performance figures in the top table and bottom table for MPAM shares reflect the CDSC applicable to Dreyfus Premier shares.

The CTF was not authorized to invest in futures or option contracts. Although the fund is authorized to invest in futures and option contracts, it anticipates that any use it makes of them would be as an alternative means of managing or maintaining risk exposure similar to that associated with the CTF and that its investment in such derivatives would in no event exceed 10% of its total assets. The fund also does not anticipate that its authority to invest in futures and option contracts will cause its performance to differ materially from what it would be if it could not so invest. In addition, the fund expects that its effective duration will not exceed eight years. The CTF had no maximum duration policy. During the period for which performance is presented below (through October 1, 2000), the CTF's duration generally ranged between 4.25 and 6.50 years.

                               MPAM National Intermediate Municipal Bond Fund  9



MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

Year-by-year total return AS OF 12/31 EACH YEAR (%)*

MPAM SHARES



7.53    10.45   -3.81   12.92   4.43    7.28    6.27    -1.48   9.99    4.99
 92      93       94     95      96      97      98       99     00      01



BEST QUARTER:                    Q1 '95                           +4.85%

WORST QUARTER:                   Q1 '94                           -3.44%

THE YEAR-TO-DATE TOTAL RETURN OF THE FUND'S MPAM SHARES AS OF 3/31/02 WAS X.XX%.



Average annual total return AS OF 12/31/01

                                                         1 Year                       5 Years                    10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM NATIONAL
INTERMEDIATE
MUNICIPAL BOND FUND --
MPAM SHARES*                                             1.99%                         5.18%                         5.74%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX                                               5.18%                         5.55%                         6.11%

--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/01

                                                                       Since
                                                                   inception
                                              1 Year               (10/2/00)
--------------------------------------------------------------------------------

MPAM SHARES
RETURNS BEFORE TAXES                          1.99%                  4.68%

MPAM SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS                              1.67%                  5.98%

MPAM SHARES
RETURNS AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                           3.02%                  5.80%

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                       5.18%                  6.87%**
--------------------------------------------------------------------------------

     *    REFLECTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH 10/1/00.

     ** FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00.



10


EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Dreyfus Premier shares in the table below.

Fee table

                                                             Dreyfus Premier
                                                                  shares
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                3.00
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS                                      0.35

Investment advisory fees                                           0.35

Rule 12b-1 fee                                                     0.50

Shareholder services fee                                           0.25

Other expenses*                                                    0.19
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                                 1.29

Less: Fee waiver and/or
expense reimbursement**                                           (0.02)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                                     1.27

*  EXCLUDES MERGER-RELATED EXPENSES.

** PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS
   AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/03, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF DREYFUS PREMIER SHARES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, RULE 12B-1 FEES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.52%.

--------------------------------------------------------------------------------


Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

WITH REDEMPTION                                   $429                 $607                $806                  $1,291***

WITHOUT REDEMPTION                                $129                 $407                $706                  $1,291***

***   ASSUMES CONVERSION OF DREYFUS PREMIER SHARES TO INVESTOR SHARES, WHICH ARE
      OFFERED IN A SEPARATE PROSPECTUS, AT END OF THE SIXTH YEAR FOLLOWING THE
      DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. The one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/ reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.



Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Dreyfus Premier shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Dreyfus Premier shares.

OTHER EXPENSES: estimated fees to be paid by the fund's Dreyfus Premier shares for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

                              MPAM National Intermediate Municipal Bond Fund  11




MPAM Massachusetts Intermediate Municipal Bond Fund

GOAL/APPROACH

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its assets in municipal bonds, the interest from which is exempt from federal and Massachusetts state personal income taxes. The fund also may invest in municipal bonds that are exempt from federal income taxes, but not Massachusetts personal income taxes, and in taxable bonds.

The fund's investments in municipal and taxable bonds must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years. The fund may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective maturity and average effective duration, the fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date.

Municipal bonds are typically of two types:

(pound) GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

(pound) REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls



Concepts to understand

AVERAGE EFFECTIVE MATURITY: an average of the stated maturity of bonds, adjusted to reflect provisions that may cause a bond's principal to be repaid earlier than at maturity.

DURATION: a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments, which incorporates the security's yield, coupon interest payments, final maturity and option features into one measure. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.



12

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices, and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could fluctuate, which means that you could lose money. To the extent the fund maintains a longer effective maturity or duration than short-term bond funds, the more its share price is likely to react strongly to interest rate movements.

Other risk factors that could have an effect on the fund's performance include:

* if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

* Massachusetts' economy and revenues underlying municipal bonds may decline, meaning that the ability of the issuer to make timely principal and interest payments may be reduced

* investing primarily in a single state may make the fund's portfolio securities more sensitive to risks specific to the state

* if the municipal bond market becomes illiquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and the fund's share price, may fall dramatically

* under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Although the fund's objective is to generate income exempt from federal and Massachusetts state income taxes, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, the fund may invest in taxable bonds and/or municipal bonds that are exempt only from federal income taxes. During such periods, the fund may not achieve its investment objective.



Other potential risks

The fund, at times, may invest in certain derivatives, such as futures and options and debt obligations having similar features. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and, as a result, can be highly volatile and can lower the fund's return. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

Although municipal and taxable debt securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

                        MPAM Massachusetts Intermediate Municipal Bond Fund   13




MPAM MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)

PAST PERFORMANCE

The bar chart and tables shown illustrate the risks of investing in the fund. It is currently contemplated that before the fund commences operations, substantially all of the assets of the Massachusetts Fund will be transferred to the fund in a tax-free reorganization. The performance figures for the fund's Dreyfus Premier shares in the bar chart at right represent the performance of the Massachusetts Fund's Class B shares from year to year. These performance figures do not reflect the CDSC applicable to the Massachusetts Fund's Class B shares (and the fund's Dreyfus Premier shares). If the CDSC was reflected, the returns shown would be lower. The performance figures for the fund's Dreyfus Premier shares in the table at right represent the performance of the Massachusetts Fund's Class B shares and are compared to those of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8-year range. The performance figures in the table reflect the CDSC applicable to the Massachusetts Fund's Class B shares (and the fund's Dreyfus Premier shares).

All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Year-by-year total return as of 12/31 each year (%)*

DREYFUS PREMIER SHARES




                        11.79   3.30    6.48    4.80    -2.09   8.28    3.86
92      93      94      95      96      97      98      99      00      01



BEST QUARTER:                    Q1 '95                         +4.23%

WORST QUARTER:                   Q2 '99                         -2.17%
--------------------------------------------------------------------------------



Average annual total return AS OF 12/31/01*

                                                                                                                       Since
                          Inception date                           1 Year                    5 Years                 inception
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS
PREMIER SHARES (12/28/94)
RETURNS BEFORE TAXES                                                0.86%                      4.03%                   5.18%

DREYFUS PREMIER SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS                                                    0.86%                      4.01%                   5.14%

DREYFUS PREMIER SHARES
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                                 1.95%                      3.98%                   4.97%

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX**                                                        5.18%                      5.55%                   6.57%***
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES
------------------------------------------------------------------------------------------------------------------------------------

     *    REFLECTS THE  PERFORMANCE  OF THE CLASS B SHARES OF THE  MASSACHUSETTS
          FUND.

     **   UNLIKE THE FUND, THIS INDEX IS NOT LIMITED TO OBLIGATIONS  ISSUED BY A
          SINGLE STATE OR MUNICIPALITIES IN THAT STATE.

     ***  FOR COMPARATIVE PURPOSES,  THE VALUE OF EACH INDEX ON 12/31/94 IS USED
          AS THE BEGINNING VALUE ON 12/28/94.






EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described for Dreyfus Premier shares in the table below.
--------------------------------------------------------------------------------

Fee table

                                                              Dreyfus Premier
                                                                  shares
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES
(FEES PAID FROM YOUR ACCOUNT)
Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                3.00
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

(EXPENSES PAID FROM FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS
Investment advisory fees                                           0.35

Rule 12b-1 fee                                                     0.50

Shareholder services fee                                           0.25

Other expenses*                                                    0.20
--------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                                                 1.30

Less: Fee waiver and/or
expense reimbursement**                                           (0.05)
--------------------------------------------------------------------------------

EQUALS: NET OPERATING EXPENSES                                     1.25

*     EXCLUDES MERGER-RELATED EXPENSES.

** PURSUANT TO A CONTRACTUAL ARRANGEMENT WITH THE FUND, MELLON BANK, N.A. HAS AGREED TO WAIVE FEES AND/OR REIMBURSE FUND EXPENSES THROUGH 9/30/07, SO THAT THE TOTAL ANNUAL FUND OPERATING EXPENSES OF DREYFUS PREMIER SHARES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, EXTRAORDINARY EXPENSES, RULE 12B-1 FEES AND SHAREHOLDER SERVICES FEES) ARE LIMITED TO 0.50%.

--------------------------------------------------------------------------------


Expense example

                                                 1 Year              3 Years            5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------

DREYFUS PREMIER SHARES

WITH REDEMPTION                                   $427                  $607              $808                  $1,300***

WITHOUT REDEMPTION                                $127                  $407              $708                  $1,300***

***   ASSUMES CONVERSION OF DREYFUS PREMIER SHARES TO INVESTOR SHARES, WHICH ARE
      OFFERED IN A SEPARATE PROSPECTUS, AT END OF THE SIXTH YEAR FOLLOWING THE
      DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. The one-year, three-year and five-year examples and the first five years of the ten-year examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Mellon Bank, N.A. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.



Concepts to understand

INVESTMENT ADVISORY FEE: the fee paid to the investment adviser for managing the fund's portfolio.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Dreyfus Premier shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor (which may pay third parties) for providing shareholder services to the holders of Dreyfus Premier shares.

OTHER EXPENSES: estimated fees to be paid by the fund's Dreyfus Premier shares for the current fiscal year, including an administration fee of 0.145% (based on certain assets of the MPAM funds in the aggregate) payable to Mellon Bank, N.A. for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

                         MPAM Massachusetts Intermediate Municipal Bond Fund  15





MANAGEMENT

The investment adviser for the funds is MPAM Advisers, a division of The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $___ billion in over 190 mutual fund portfolios and is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $___ trillion of assets under management, administration or custody, including approximately $___ billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.



Portfolio managers

NAME OF FUND                            PRIMARY PORTFOLIO MANAGER
--------------------------------------------------------------------------------

MPAM Mid Cap Stock Fund                 Anthony J. Galise

MPAM National Intermediate              John F. Flahive and Kristin D. Lindquist
Municipal Bond Fund

MPAM Massachusetts Intermediate         John F. Flahive and Kristin D. Lindquist
Municipal Bond Fund

--------------------------------------------------------------------------------



Biographical information

JOHN FLAHIVE, CFA, has been a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also first vice president of Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, which he joined in October 1994. Mr. Flahive has been a primary portfolio manager of the funds indicated above since their inception.

ANTHONY J. GALISE, CFA, has been a portfolio manager at Dreyfus since April 1996. He is also a vice president and portfolio manager at Mellon Bank, N.A. He joined Mellon in 1993 with over 20 years of equity investment experience. Mr. Galise has been the primary portfolio manager of the fund indicated above since its inception.

KRISTIN D. LINDQUIST has been a portfolio manager at Dreyfus since October 1994. She is also a vice president of Mellon Bank, N.A. and Boston Safe Deposit and Trust Company, which she joined in May 1991. Ms. Lindquist has been a primary portfolio manager of the funds indicated above since their inception.

The funds, the investment adviser and Dreyfus Service Corporation (each fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a fund. The investment adviser's code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by the investment adviser's employees does not disadvantage any fund managed by the investment adviser.


16

Investment advisory fee

Each of the funds has agreed to pay the investment adviser an investment advisory fee at the annual rate set forth in the table below, and for the fiscal period October 2, 2000 (commencement of operations) through August 31, 2001, each of the funds (other than MPAM Massachusetts Intermediate Municipal Bond
Fund) paid the investment adviser an investment advisory fee at the effective annual rate set forth in the table below.



Investment advisory fees

                                                        CONTRACTUAL                        EFFECTIVE
                                                  INVESTMENT ADVISORY FEE            INVESTMENT ADVISORY FEE
                                                     (AS A PERCENTAGE OF               (AS A PERCENTAGE OF
NAME OF FUND                                       AVERAGE DAILY NET ASSETS)          AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------------

MPAM Mid Cap Stock Fund                                    0.75%                              0.75%

MPAM National Intermediate Municipal Bond Fund             0.35%                              0.35%

MPAM Massachusetts Intermediate Municipal Bond Fund        0.35%                                *

     *    THE  MPAM  MASSACHUSETTS  INTERMEDIATE  MUNICIPAL  BOND  FUND  HAD NOT
          COMMENCED OPERATIONS AS OF AUGUST 31, 2001.

                                                                 Management   17




FINANCIAL HIGHLIGHTS

MPAM Mid Cap Stock Fund

MPAM National Intermediate
Municipal Bond Fund

Since Dreyfus Premier shares are new, financial highlights information is not available for that class as of the date of this prospectus. The following tables describe the performance of each fund's MPAM shares, which are not offered in this prospectus, for the fiscal periods indicated. "Total return" shows how much an investment in each fund's MPAM shares would have increased (or decreased) during each period, assuming all dividends and distributions were reinvested. These financial highlights (other than those for the six-month period ended February 28, 2002, which are unaudited) have been audited by _____________, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request. Keep in mind that the higher operating expenses and contingent deferred sales charge applicable to Dreyfus Premier shares are not reflected in the table. If they were reflected, the investment returns shown would be lower.



                                                                                   MPAM SHARES
                                                                    ------------------------------------------
                                                                    (UNAUDITED)
                                                                 SIX MONTHS ENDED               PERIOD ENDED
                                                                    FEBRUARY 28,                  AUGUST 31,
MPAM MID CAP STOCK FUND                                                2002                        2001(1)
-----------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                 12.50

Investment operations:

    Investment income (loss) -- net                                                                    .02(2)

    Net realized and unrealized gain (loss) on investments                                           (1.32)

 Total from investment operations                                                                    (1.30)

Distributions:

    Dividends from investment income -- net                                                           (.00)(3)

    Dividends from net realized gain on investments                                                     --

 Total distributions                                                                                  (.00)(3)

 Net asset value, end of period                                                                      11.20

 Total return (%)(4)                                                                                (10.39)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)(4)                                                         .85

Ratio of net investment income (loss) to average net assets (%)(4)                                     .14

Portfolio turnover rate (%)(4)                                                                       59.63
-----------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                              850,110

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS)  THROUGH AUGUST 31, 2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(4)  NOT ANNUALIZED.



18

                                                                                          MPAM SHARES
                                                                 -----------------------------------------------------
                                                                    (UNAUDITED)
                                                                 SIX MONTHS ENDED                          PERIOD ENDED
MPAM NATIONAL INTERMEDIATE                                         FEBRUARY 28,                              AUGUST 31,
MUNICIPAL BOND FUND                                                    2002                                    2001(1)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

Net asset value, beginning of period                                                                            12.50

Investment operations:

    Investment income (loss) -- net                                                                               .51

    Net realized and unrealized gain (loss) on investments                                                        .74

 Total from investment operations                                                                                1.25

Distributions:

    Dividends from investment income -- net                                                                      (.51)

    Dividends from net realized gain on investments                                                              (.00)(2)

 Total distributions                                                                                             (.51)

 Net asset value, end of period                                                                                 13.24

 Total return (%)(3)                                                                                            10.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Ratio of expenses to average net assets (%)(4)                                                                    .52

Ratio of net investment income (loss) to average net assets (%)(4)                                               4.33

Decrease reflected in above expense ratio due to actions by Dreyfus (%)(4)
..01

Portfolio turnover rate (%)(3)                                                                                  47.78
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of period ($ x 1,000)                                                                         477,595

(1)  FROM OCTOBER 2, 2000 (COMMENCEMENT OF OPERATIONS)  THROUGH AUGUST 31, 2001.
     EFFECTIVE  JULY 11,  2001,  SHARES  OF THE FUND WERE  REDESIGNATED  AS MPAM
     SHARES.

(2)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(3)  NOT ANNUALIZED.

(4)  ANNUALIZED.

                                                       Financial Highlights   19




FINANCIAL HIGHLIGHTS

MPAM Massachusetts Intermediate Municipal Bond Fund

Since Dreyfus Premier shares are new, financial highlights information is not available for that class as of the date of this prospectus. Please note that the financial highlights information in the following table for the fund's Dreyfus Premier shares represents the financial highlights of the Massachusetts Fund's Class B shares for the fiscal periods indicated. It is currently contemplated that the Massachusetts Fund will be reorganized into the fund on or about August __, 2002. "Total return" shows how much an investment in the Massachusetts Fund's Class B shares would have increased (or decreased) during the period, assuming all dividends and distributions were reinvested. These financial highlights (other than those for the six-month period ended December 31, 2001, which are unaudited) have been audited by __________, whose report, along with the Massachusetts Fund's financial statements, is included in the Massachusetts Fund's annual report, which is available upon request.



                                                                                DREYFUS PREMIER SHARES
                                                        -------------------------------------------------------------------------
                                                           (UNAUDITED)
                                                        SIX MONTHS ENDED
MPAM MASSACHUSETTS INTERMEDIATE                           DECEMBER 31,                             YEAR ENDED JUNE 30,(1)
 MUNICIPAL BOND FUND                                          2001                2001        2000      1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                             11.92      12.06     12.37      12.18      11.99

 Investment operations:  Investment income -- net                                   .46        .45       .44        .47        .48

                         Net realized and unrealized
                         gain (loss) on investments                                 .48      (.14)     (.30)        .24        .21

 Total from investment operations                                                   .94        .31       .14        .71        .69

 Distributions:          Dividends from investment
                         income - net                                             (.46)      (.45)     (.44)      (.47)      (.48)

                         Dividends from net realized
                         gain on investments                                         --         --     (.01)      (.05)      (.02)

 Total distributions                                                              (.46)      (.45)     (.45)      (.52)      (.50)

 Net asset value, end of period                                                   12.40      11.92     12.06      12.37      12.18

 Total return (%)(2)                                                               8.00       2.70      1.09       5.87       5.90
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                       1.25       1.25      1.25       1.25       1.25

 Ratio of net investment income to average net assets (%)                          3.74       3.80      3.56       3.78      3.96(

 Portfolio turnover rate (%)                                                      14.88      31.89     16.35       6.63      22.57
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                              862        738       901        637        464

(1)  THE FUND'S FISCAL YEAR END IS AUGUST 31.

(2)  EXCLUSIVE OF SALES CHARGE.




20

Your Investment

ACCOUNT POLICIES

Each fund is offering its Dreyfus Premier shares in this prospectus. Dreyfus Premier shares are offered only to holders of Class B shares of the Small Company Fund, Municipal Fund and Massachusetts Fund who receive Dreyfus Premier shares upon the merger of those funds into the respective funds. Dreyfus Premier shares are not available to new investors.

Contingent Deferred Sales Charge (CDSC)

The CDSC schedule applicable to each fund's Dreyfus Premier shares is set forth below.
--------------------------------------------------------------------------------

MPAM MID CAP STOCK FUND DREYFUS PREMIER SHARES --
CDSC IMPOSED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Investor class
                                    (which is offered in a separate
                                    prospectus)

Dreyfus Premier shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND MPAM MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND DREYFUS PREMIER SHARES --
CDSC IMPOSED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       3.00%

2 -- 4 years                        2.00%

4 -- 5 years                        1.00%

5 -- 6 years                        0.00%

More than 6 years                   Shares will automatically
                                    convert to Investor class
                                    (which is offered in a separate
                                    prospectus)

Dreyfus Premier shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.



BUYING SHARES

Your price for Dreyfus Premier shares of a fund is the net asset value per share
(NAV) of that class, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The MPAM Mid Cap Stock Fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board. The MPAM National Intermediate Municipal Bond Fund's and MPAM Massachusetts Intermediate Municipal Bond Fund's investments are generally valued by one or more independent pricing services approved by the fund's board.

Orders to buy and sell shares received by dealers by the close of trading on the New York Stock Exchange and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the New York Stock Exchange that day.
--------------------------------------------------------------------------------

Minimum subsequent investment requirements


--------------------------------------------------------------------------------

REGULAR ACCOUNTS                                      $100; $500 FOR
                                                      TELETRANSFER INVESTMENTS

IRAS                                                  NO MINIMUM

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Because MPAM National Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund seek tax exempt income, they are not recommended for purchase by qualified retirement plans or other tax-advantaged accounts.



Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding.


                                                              Your Investment 21





ACCOUNT POLICIES (CONTINUED)

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. The time period that you held Class B shares of the Small Company Fund, Municipal Fund or Massachusetts Fund, as applicable, will be applied to the calculation of the CDSC to be imposed on your sale of a fund's Dreyfus Premier shares. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

Before selling shares recently purchased by check, TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone or TeleTransfer redemption requests for up to eight business days following the purchase of those share

--------------------------------------------------------------------------------

Limitations on selling shares by phone

Proceeds
sent by                        Minimum                Maximum
--------------------------------------------------------------------------------

CHECK                          NO MINIMUM             $250,000 PER DAY

WIRE                           $1,000                 $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS

DREYFUS                        $500                   $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS



Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.



22

GENERAL POLICIES

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as the fund transfer agent or its authorized agent take reasonable measures to verify the order.

Each fund reserves the right to:

* refuse any purchase or exchange request that could adversely affect any fund or its operations, including those from any individual or group who, in a fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of any fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

*  change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

Each fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's total assets).

                                                             Your Investment  23




DISTRIBUTIONS AND TAXES

Each fund usually pays its shareholders dividends, if any, from its net investment income as follows:

Taxability of distributions

Dividend payment frequency                     Payment frequency
--------------------------------------------------------------------------------

MPAM MID CAP STOCK FUND                        ANNUALLY

MPAM NATIONAL INTERMEDIATE
MUNICIPAL BOND FUND                            MONTHLY

MPAM MASSACHUSETTS
INTERMEDIATE MUNICIPAL
BOND FUND                                      MONTHLY

Each fund generally distributes any net capital gains it has realized once a year. Dividends and other distributions will be reinvested in fund shares unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

Fund dividends (except to the extent attributable to tax-exempt income) and distributions are taxable to most investors (unless your investment is in a tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                 Tax rate for                Tax rate for
distribution            10%  or 15% bracket         27% bracket or above
--------------------------------------------------------------------------------

INCOME                  ORDINARY                    ORDINARY
DIVIDENDS               INCOME RATE*                INCOME RATE*

                        GENERALLY                   GENERALLY
                        TAX-EXEMPT**                TAX-EXEMPT**

SHORT-TERM              ORDINARY                    ORDINARY
CAPITAL GAINS           INCOME RATE                 INCOME RATE

LONG-TERM
CAPITAL GAINS           8%/10%                      18%/20%

*    WITH RESPECT TO MPAM MID CAP STOCK FUND

** WITH RESPECT TO MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND AND MPAM MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

MPAM National Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund anticipate that a substantial portion of income dividends will be exempt from federal personal income tax (and, in the case of MPAM Massachusetts Intermediate Municipal Bond Fund, a substantial portion of those dividends will normally be exempt from Massachusetts state personal income tax). However, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income, and any distributions of long-term capital gains will be taxable as such.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.



Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 27% or above tax bracket, purchased after December 31, 2000.




24

SERVICES FOR FUND INVESTORS

The third party through whom you purchased fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

AUTOMATIC                       For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

PAYROLL                         For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

GOVERNMENT DIRECT               For making automatic investments
DEPOSIT PRIVILEGE               from your federal employment,
                                Social Security or other regular
                                federal government check.

DIVIDEND SWEEP                  For automatically reinvesting the
                                dividends and distributions from
                                the fund into the same class of
                                another fund or into Class B shares
                                of another fund managed by the
                                fund's investment adviser or its
                                affiliates (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

AUTO-EXCHANGE                   For making regular exchanges from
PRIVILEGE                       the fund into the same class of
                                another fund or into Class B shares
                                of another fund managed by the
                                fund's investment adviser or
                                its affiliates
--------------------------------------------------------------------------------

For selling shares

AUTOMATIC                       For making regular withdrawals from
WITHDRAWAL PLAN                 the funds. There will be no CDSC on Dreyfus
                                Premier shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.



Exchange privilege

You can exchange Dreyfus Premier shares of a fund worth $500 or more into the same class of another fund or into Class B shares of another fund managed by the fund's investment adviser or its affiliates. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be subject to a higher CDSC if you exchange into any fund that has a higher CDSC than the fund.

TeleTransfer privilege

To move money between your bank account and your fund account with a phone call, use the TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Dreyfus Premier shares you redeemed within 45 days of selling them at the current share price and if you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.


                                                              Your Investment 25





 INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO ADD TO AN ACCOUNT

            In Writing

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:

Name of Fund P.O.
Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing



           By Telephone

WIRE Have your bank send your investment to Boston Safe Deposit & Trust Co., with these instructions:
* ABA# ___________
* DDA# ____________
* the fund name
* the share class
* your account number
* name(s) of investor(s)
* dealer number if applicable

ELECTRONIC CHECK Same as wire, but before your account number insert ________.

TELETRANSFER Request TeleTransfer on your application. Call us to request your transaction.



           Automatically

ALL SERVICES  Call us or your financial
representative to request a form to add
any automatic investing service (see
"Services for Fund Investors"). Complete and return the form along with any other required materials.







TO SELL SHARES

Write a letter of instruction that includes:
* your name(s) and signature(s)
* your account number
* the fund name
* the dollar amount you want to sell
* the share class
* how and where to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Account
Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing




WIRE  Call us or your financial
representative to request your transaction.
Be sure the fund has your bank account
information on file. Proceeds will be wired to your bank.

TELETRANSFER  Call us or your financial
representative to request your transaction.
Be sure the fund has your bank account
information on file.  Proceeds will be
sent to your bank by electronic check.

CHECK  Call us or your financial
representative to request your transaction. A check will be sent to the address of record.


AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.






To make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S.
1-800-554-4611.
Make checks payable to:  THE DREYFUS FAMILY OF FUNDS.



Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.





26




 INSTRUCTIONS FOR IRAS (MPAM Mid Cap Stock Fund only)

   TO ADD TO AN ACCOUNT

            In Writing

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to:
The Dreyfus Trust Company, Custodian
P.O. Box 9552, Boston, MA 02205-8568
Attn: Institutional Processing



           By Telephone

WIRE Have your bank send your investment to Boston Safe Deposit & Trust Co., with these instructions:
 * ABA# _____________
 * DDA# _____________
 * the fund name
 * the share class * your account number
 * name of investor
 * the contribution year
 * dealer number if applicable

ELECTRONIC CHECK  Same as wire, but before
your account number insert
 ________.


            Automatically

ALL SERVICES  Call us or your financial
representative to request a form to
add any automatic investing service
(see "Services for Fund Investors").
Complete and return the form along with
any other required materials. All
contributions will count as current year.




TO SELL SHARES

Write a letter of instruction that includes:
* your name and signature
* your account number and fund name
* the dollar amount you want to sell
* how and where to send the proceeds
* whether the distribution is qualified or premature
* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other
documentation, if required (see "Account
Policies -- Selling Shares").

Mail your request to:
The Dreyfus Trust Company
P.O. Box 9552, Boston, MA 02205-8568
Attn: Institutional Processing


SYSTEMATIC WITHDRAWAL PLAN  Call us to
request instructions to establish the
plan.




For information and assistance, contact your financial representative or call toll free in the U.S.
1-800-554-4611.
Make checks payable to:
THE DREYFUS TRUST
COMPANY, CUSTODIAN.


Your Investment





27

NOTES

NOTES

28

NOTES

NOTES

29


For More Information



MPAM Mid Cap Stock Fund

MPAM National Intermediate
Municipal Bond Fund

MPAM Massachusetts Intermediate
Municipal Bond Fund


Series of MPAM Funds Trust
-------------------------------------
SEC file number:  811-09903


More information on any fund is available free upon request, including the following:

Annual/Semiannual Report

Describes each fund's performance, lists portfolio holdings and contains a letter from the fund's portfolio manager(s) discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611.

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 1156-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:
http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by e-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation
P0502

MELLON PRIVATE ASSET MANAGEMENT SM

MPAM SM Family of Mutual Funds

MPAM Large Cap Stock Fund

MPAM Income Stock Fund

MPAM Mid Cap Stock Fund

MPAM Small Cap Stock Fund

MPAM International Fund

MPAM Emerging Markets Fund

MPAM Balanced Fund

MPAM Bond Fund

MPAM Intermediate Bond Fund

MPAM Short-Term U.S. Government Securities Fund

MPAM National Intermediate Municipal Bond Fund

MPAM National Short-Term Municipal Bond Fund

MPAM Pennsylvania Intermediate Municipal Bond Fund


ANNUAL REPORTS
August 31, 2001


                                             MELLON PRIVATE ASSET MANAGEMENT(SM)
The Funds

Contents

The Funds
--------------------------------------------------------------------------------

Letter from the President                                                 2

Discussion of Funds' Performance

    MPAM Large Cap Stock Fund                                             3

    MPAM Income Stock Fund                                                6

    MPAM Mid Cap Stock Fund                                               9

    MPAM Small Cap Stock Fund                                            12

    MPAM International Fund                                              15

    MPAM Emerging Markets Fund                                           18

    MPAM Balanced Fund                                                   21

    MPAM Bond Fund                                                       24

    MPAM Intermediate Bond Fund                                          27

    MPAM Short-Term U.S.

              Government Securities Fund                                 30

    MPAM National Intermediate

              Municipal Bond Fund                                        33

    MPAM National Short-Term

              Municipal Bond Fund                                        36

    MPAM Pennsylvania Intermediate

              Municipal Bond Fund                                        39

Statements of Investments                                                42

Statements of Assets and Liabilities                                     88

Statements of Operations                                                 91

Statements of Changes in Net Assets                                      94

Financial Highlights                                                    100

Notes to Financial Statements                                           105

Independent Auditors' Report                                            114

Important Tax Information                                               115

For More Information
--------------------------------------------------------------------------------

Back cover

The views expressed herein are current to the date of this report. These views and the composition of the funds' portfolios are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value

The Funds

LETTER FROM THE PRESIDENT

This annual report for the Mellon Private Asset Management Family of Mutual Funds(SM) covers the period from October 2, 2000 (the date the funds began operations as registered, open-end mutual funds) through August 31, 2001. Inside, you'll find valuable information about how the funds were managed during the period, including a discussion with each fund's portfolio manager(s).

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of the Mellon Private Asset Management family, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. Now, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. In our experience, we have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a lONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investment portfolio is appropriately allocated and diversified for the long term. We encourage you to contact your portfolio manager for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.


David F. Lamere
President
MPAM Funds Trust
September 17, 2001




DISCUSSION OF  FUND PERFORMANCE

MPAM Equity Management Team,  Portfolio Managers

How did MPAM Large Cap Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -23.55%.(1 )For the same period, the Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index"), the fund's benchmark, produced a total return of -20.16%.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of -4.69% ..(1)

We attribute the fund's underperformance relative to its benchmark to its slightly greater exposure to growth-oriented stocks compared to the S&P 500 Index. During the reporting period, growth stocks significantly underperformed value stocks so that even very small biases toward growth or value stocks
resulted    in    significant    differences    in    performance.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that are consistently superior to those of the S&P 500 Index. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the suitability or growth of earnings; and

*    FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked candidates. The portfolio managers then decide which stocks to purchase and whether any current holdings should be sold.

We also attempt to manage the risks associated with market timing and sector and industry exposure. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry groups outweigh the risks of such moves. Instead, our goal typically is to remain close to the industry and sector allocations of the S&P 500 Index.

What other factors influenced the fund's performance?

The U.S. stock market experienced high levels of volatility throughout the reporting period, largely caused by a weakening U.S. economy. The economic slowdown, which became evident in mid-2000, interrupted a soaring ascent in the prices of most growth-oriented stocks. As economic growth stalled, the prices of growth stocks generally fell, while prices of previously overlooked value stocks tended to hold comparatively steady. As a result, growth stocks generally performed notably worse than value stocks during most of the reporting period.

The magnitude of the disparity between growth and value stocks affected the fund's performance to a surprising degree. Generally, the fund's quantitative investment model balances growth and value factors when seeking to identify what we believe are attractive stocks. However, in attempting to achieve earnings momentum, the fund's holdings had a slight tilt in favor of stocks with growth characteristics. Even the fund's small bias toward growth stocks resulted in a
meaningful    return    differential    compared    to    its    benchmark.

The impact of the fund's mild bias toward growth stocks was most clearly evident in the area of technol-
                                                                       The Funds


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ogy. Technology stocks were especially hard-hit by the economic slowdown, driving the S&P 500 Index lower for the reporting period as a whole. The fund's overall returns suffered because it held a higher percentage than the S&P 500 Index did of several other weak-performing technology stocks. The fund's most notable losses occurred in this area among major networking and telecommunications-related companies such as Corning, Network Appliance, Sun Microsystems, Oracle, Cisco Systems, Siebel Systems, Nokia ADR and Solectron. On the other hand, the fund's performance benefited by avoiding a few of the poorest performing technology stocks within the S&P 500 Index, such as JDS
Uniphase,    Lucent,    Veritas    Software    and    Broadcom.

What is the fund's current strategy?

As of August 31, 2001, the fund remains highly diversified, with positions in 140 stocks across 11 economic sectors. The 10 largest holdings account for approximately 27% of the fund's portfolio, so we believe the fund's performance is not overly dependent on any one stock. We continue to employ our disciplined investment process, maintaining roughly the same exposure to various industries and sectors as those in the S&P 500 Index. By balancing the fund's growth and value characteristics in a consistent manner, we seek to avoid abrupt changes in investment style and insulate the fund from the dramatic performance gyrations of pure growth or value investments.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Large Cap Stock Fund MPAM shares and the Standard & Poor's 500 Composite Stock Price Index

Average Annual Total Returns AS OF 8/31/01




                                                                      1 Year            5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

MPAM SHARES                                                          (27.88)%            12.50%               13.30%
                                                                                                                                   -

Actual Aggregate Total Returns AS OF 8/31/01

                                                                             Inception                            From
                                                                               Date                             Inception
                                                                                                                                   -

INVESTOR SHARES                                                               7/11/01                            (4.69)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM LARGE CAP STOCK FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF ANOTHER CTF) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



DISCUSSION OF  FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did MPAM Income Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -15.12%.(1) In comparison, the Russell 1000 Value Index ("Russell 1000"), the portfolio's benchmark, produced a total return of -2.02% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of -2.32% ..(1)

We attribute the fund's underperformance compared to that of the Russell 1000 to the fund's slightly greater bias in favor of growth-oriented stocks. During the reporting period, growth stocks significantly underperformed value stocks so that even very small biases toward growth or value stocks resulted in significant differences in performance.

What is the fund's investment approach?

The fund seeks to exceed the total return performance of the Russell 1000 over time. To pursue its goal, the fund normally invests at least 65% of its total assets in dividend-paying stocks. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Because the fund invests primarily in dividend-paying stocks, it generally emphasizes stocks with value
characteristics,    although    it    may   also   purchase   growth   stocks.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the suitability or growth of earnings; and

*    FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. The portfolio manager then decides which stocks to purchase and whether any current holdings should be sold. We also attempt to manage the risks by diversifying broadly across companies and industries, limiting the potential adverse impact of any one stock or industry on the overall portfolio. In an attempt to earn higher yields, the fund may at times invest a higher percentage of assets than its benchmark in certain industry groups.

What other factors influenced the fund's performance?

From the beginning of the reporting period, the U.S. stock market experienced high levels of volatility, largely caused by a weakening U.S. economy. The economic slowdown, which became evident in mid-2000, interrupted a soaring ascent in the prices of most growth-oriented stocks. As economic growth stalled, the lofty prices of growth stocks generally fell to more reasonable valuations, while prices of previously overlooked value stocks held comparatively steady. As a result, growth stocks generally performed notably worse than value stocks during most of the reporting period.

The magnitude of the disparity between growth and value stocks affected the fund to a surprising degree. Generally, the fund's quantitative investment model favors value-oriented, dividend-paying stocks. However, in attempting to outperform the Russell 1000, the fund also invests in stocks exhibiting earnings momentum, a traditional growth characteristic. This approach led the fund to hold a slightly greater percentage of stocks with growth characteristics than the benchmark during the reporting period. The gap between the performance of growth and value stocks was so large that even the fund's small tilt toward growth stocks resulted in a meaningful return differential compared to its benchmark.

The impact of the fund's mild bias in favor of growth stocks is most clearly evident in the area of technology, which was especially hard-hit by the economic slowdown. The fund's returns relative to the Russell 1000 suffered because it held a higher percentage of technology stocks than the benchmark, such as Cisco Systems, Sun Microsystems, Corning, EMC and Intel, all of which detracted from the fund's performance. By contrast, the fund achieved good relative performance in other areas of the market from investments in H&R Block, Lowe's Cos. and Target. The fund's returns also benefited from our decisions to de-emphasize or avoid stocks such as Morgan Stanley Dean Witter & Co., American Express, Worldcom, Enron, American International Group, Exxon Mobil and Hewlett-Packard.

What is the fund's current strategy?

We continue to employ our disciplined investment process, which seeks to deliver total return performance greater than that of the Russell 1000 over time. By balancing the fund's growth and value characteristics in a consistent manner, we seek to avoid abrupt changes in investment style and insulate the fund from the dramatic performance gyrations of pure growth or value investments.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 1000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                                 The Funds

FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM Income Stock Fund MPAM shares and the Russell 1000 Value Index

Average Annual Total Returns AS OF 8/31/01


                                                                    1 Year                    5 Years                10 Years
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                        (17.80)%                   11.53%                  12.51%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                            Inception                            From
                                                                              Date                             Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                              7/11/01                            (2.32)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM INCOME STOCK FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE RUSSELL 1000 VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF ANOTHER CTF) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



DISCUSSION OF  FUND PERFORMANCE

Anthony J. Galise, Portfolio Manager

How did MPAM Mid Cap Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -10.39%.(1 )In comparison, the Standard & Poor' s MidCap 400 Index ("S&P MidCap 400"), the fund's benchmark, produced a total return of -7.49% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of -1.15% ..(1)

We attribute the fund's overall performance to a challenging stock market amid deteriorating economic growth during the reporting period. The fund's lagging performance relative to its benchmark is primarily a result of weakness in the fund's technology holdings, particularly among computer software, electronic equipment and Internet-related stocks.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that are consistently superior to those of the S&P MidCap 400. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small and midsize domestic companies, whose market capitalizations generally range between $500 million and $5 billion. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the suitability or growth of earnings; and

*   FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. Our goal is to keep those risks at levels that are similar to those of the S&P MidCap 400. For example, if the Index has a 10% weighting in a particular industry group, about 10% of the fund's assets will also normally be invested in that group.

What other factors influenced the fund's performance?

The fund's performance was hurt during the reporting period by its holdings of technology companies. These stocks, which led the market's advance in the late 1990s, declined sharply as their business fundamentals deteriorated in a slowing economy. In addition to the adverse effects of slowing economic growth, many technology companies have recently faced anemic demand for their products after their customers stocked up on the latest computer equipment and software in preparation for Y2K. Companies such as Vignette and Micromuse saw their stock prices plummet after reaching lofty heights in early 2000. The fund's performance was also hurt by its holdings in Calpine Corp., an independent power producer, which declined significantly when electricity prices fell during the second half of the reporting period.

On the other hand, the fund's performance benefited from its health care holdings. Pharmaceutical companies performed particularly well during the reporting period, as did drug distributors such as AmeriSource Health, which acquired a competitor during the reporting period, allowing the company to cut costs
                                                                       The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

and achieve economies of scale. Many other drug distributors' stocks rose sharply when regulatory price restrictions were lifted. The fund also benefited by generally avoiding biotechnology companies, which were hard-hit during the reporting period. One notable exception was the fund's holdings in Genzyme (General Division), which recently released promising new bio-engineered drugs.

The fund's performance also received positive contributions from restaurant stocks. For example, Ryan' s Family Steak Houses, a restaurant chain offering relatively inexpensive meals, benefited from consumer price consciousness in a
slowing    economy.

What is the fund's current strategy?

We continue to rely on our proprietary computer model to help us identify what we believe are attractively valued, growing midcap companies. In addition, our model, which favors neither the growth nor value styles of investing, is designed to help us avoid stocks that are highly valued or have weak earnings.

By combining the model' s quantitative screens with fundamental analysis, we believe that we have currently identified companies in economic sectors that are reasonably valued with good growth prospects. For example, many economically sensitive stocks have declined in the weakening economy, which we believe makes them inexpensive relative to anticipated earnings when the economy recovers. The same may be true for some energy stocks, which were hard-hit when oil prices fell, but may recover if commodity prices rise during an economic recovery.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET.


FUND PERFORMANCE


     Comparison of change in value of $10,000 investment in MPAM Mid Cap Stock Fund MPAM shares and the Standard & Poor's MidCap 400 Index

Average Annual Total Returns AS OF 8/31/01



                                                                      1 Year                     5 Years            10 Years
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                          (11.91)%                      8.07%             12.84%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                             Inception                            From
                                                                               Date                             Inception


INVESTOR SHARES                                                               7/11/01                            (1.15)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM MID CAP STOCK FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



DISCUSSION OF  FUND PERFORMANCE

Gene F. Cervi, Portfolio Manager

How did MPAM Small Cap Stock Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -4.08% .(1) In comparison, the fund's benchmark, the Standard & Poor' s SmallCap 600 Index ("S&P SmallCap 600") produced a total return of 3.36% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 0.25%.(1

We attribute the fund's overall performance to a difficult market environment in a slowing economy. Nonetheless, small-cap stocks generally provided much better performance than large-cap stocks during the reporting period. The fund's lagging performance relative to its benchmark is primarily a result of losses early in the reporting period, when the investment environment changed very rapidly. We subsequently made refinements to our computer model, causing the fund's performance to improve during the second half of the reporting period.

What is the fund's investment approach?

The fund seeks investment returns, consisting of capital appreciation and income, that surpass those of the S&P SmallCap 600. To pursue its goal, the fund normally invests at least 65% of its total assets in a blended portfolio of growth and value stocks of small-capitalization companies, whose market capitalizations generally range between $100 million and $2 billion. Stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.

When selecting securities, we use a computer model to identify and rank stocks within each industry or sector, based on:

*   VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*   GROWTH, in this case the suitability or growth of earnings; and

*   FINANCIAL PROFILE, which measures the financial health of the company.

Next, a team of experienced analysts examines the fundamentals of the higher ranked securities. Using their insights, we select what we believe are the most attractive securities identified by the model. Finally, we use portfolio construction techniques to manage sector and industry risks. We attempt to keep those risks at levels that are similar to those of the S&P SmallCap 600. For example, if the Index has a 10% weighting in a particular industry group, about 10% of the fund's assets will also normally be invested in that group.

What other factors influenced the fund's performance?

The fund's returns were affected by slowing economic growth during the reporting period. As the U.S. economy weakened, lenders became more stringent in their credit requirements when providing financing to small companies, making it more
difficult    for    them    to    grow    their    businesses.

In an effort to stimulate economic growth, the Federal Reserve Board reduced short-term interest rates seven times during the reporting period for a total interest-rate reduction of 3.00 percentage points. These moves were designed, in part, to make corporate borrowing less expensive. By the end of the reporting period, we began to see some evidence that lower borrowing costs were benefiting small-cap companies, contribut-

ing to the small-cap market's substantially better performance relative to large-cap stocks.

During the first half of the reporting period, however, the fund's performance was hurt by difficulties encountered by our computer model in adjusting to a changing investment environment, when the market's preference swiftly shifted from growth stocks to value stocks. The fund's performance was particularly impacted by weak performance among its technology holdings.

We subsequently made refinements to the computer model that are designed to improve its ability to detect changes within five different areas of the small-cap stock market: energy, technology, interest-sensitive stocks, cyclical stocks and consumer staples. Indeed, we have been pleased with the fund's improved relative performance since those refinements were made. We received particularly attractive results from the fund's health care holdings, where our successful stock selection strategy focused primarily on pharmaceutical companies, service providers and product manufacturers.

What is the fund's current strategy?

We continue to rely on proprietary computer modeling techniques to identify what we believe are the most attractive areas of the small-cap market. Each of these categories is comprised of various industries and economic sub-sectors. By assigning different degrees of emphasis to the financial criteria we consider within each "supersector," we believe that our model can be more responsive to rapid market changes.

In addition, we have enhanced the level of diversification among the fund's holdings, increasing them from about 90 stocks to approximately 160, and we believe that such diversification may reduce potential risks by tracking more accurately the characteristics of the S&P SmallCap 600.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEXIS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                                 The Funds

FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Small Cap Stock
     Fund MPAM shares and the Standard & Poor's SmallCap 600 Index

Average Annual Total Returns AS OF 8/31/01


                                                                Inception                                             From
                                                                  Date                      1 Year                  Inception
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                      1/1/98                     (8.39)%                   5.86%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                                           Inception                  From
                                                                                             Date                   Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                                             7/11/01                   0.25%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SMALL CAP STOCK FUND ON 1/1/98 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S SMALLCAP 600 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





DISCUSSION OF  FUND PERFORMANCE

Sandor Cseh, Portfolio Manager

How did MPAM International Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -3.33%.(1) From September 30, 2000, the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), produced a total return of -20.48% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 0.75%.(1)

We attribute the fund's performance to an environment of negative returns from most of the world's stock markets because of concerns over a slowing economic outlook, particularly in the United States. However, we are pleased that the fund performed better than its benchmark during the reporting period, primarily because of investors' continued preference for value stocks over growth stocks, as well as the fund's limited exposure to telecommunications and technology stocks.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests primarily in stocks of foreign issuers that we consider to be value companies. The fund normally invests in companies in a broad range of countries and generally limits its investments in any single company to no more than 5% of its assets at the time of purchase.

The fund's investment approach is value oriented, research driven and risk averse. When selecting stocks, we identify potential investments through extensive quantitative and fundamental research.

Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors:

* VALUE, or how a stock is priced relative to traditional business performance measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of a catalyst (such as corporate restructuring or changes in management) that may potentially trigger a price increase in the near to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

What other factors influenced the fund's performance?

A slowing U.S. economy created a generally negative global stock market environment during the reporting period. Many countries depend heavily on the U.S. for consumption of their goods and services, and their economies were hurt when U.S. demand for those goods and services slackened. In addition, the strong U.S. dollar hindered the fund's performance. The fund invests primarily in overseas stocks that are denominated in local currencies. As the dollar strengthened relative to local currencies, those investments translated into fewer dollars.

On the other hand, the fund's performance fared much better than the MSCI EAFE Index, mainly because of our emphasis on value stocks, which remained in favor throughout the reporting period. Many growth stocks have experienced steep price
declines,   but   their   earnings  have  fallen  even  faster.  In
                                                                        The Fund



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

contrast, value stocks had relatively low valuations and have recorded relatively stable earnings throughout the reporting period, making them much more attractive to investors. The fund also performed better than the MSCI EAFE Index by limiting its exposure to telecommunications and technology stocks in
most    countries.

In Japan, the fund's largest country allocation, the strongest returns during the reporting period came from financial stocks, especially consumer loan companies and credit card issuers. We believe these companies benefited by offering financial services to individuals who would otherwise not have been
able    to    obtain    those    services    from   Japan'  s   major   banks.

Europe had two of the fund's best performing stocks. Unilever, a food and household products company in the United Kingdom, was one of the fund's top performing stocks for the reporting period. The company fared well mainly because of its global presence, which helped diminish the negative effects of economic changes in any one country during the reporting period. The other European top performer was BNP Paribas, one of France's largest financial institutions.

What is the fund's current strategy?

Toward the end of the reporting period, we found what we believe are several good investments in the technology and telecommunications industries, mostly in Japan. Despite lower earnings, we believe many of these stocks are attractively priced after experiencing sharp declines. However, we are concerned about Japan's economy and are selecting only those stocks that we believe have the potential to sustain earnings over the long term.

We have not made any major shifts in the fund's country allocations and currently plan to maintain them. As of the end of the reporting period, these allocations were similar to that of the MSCI EAFE Index. One area to which we may consider increasing the fund's exposure is the United Kingdom, where a rapidly consolidating utilities industry may present attractive investment opportunities for the fund.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS NET REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM International Fund MPAM shares and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index

Average Annual Total Returns AS OF 8/31/01


                                                                Inception                                            From
                                                                  Date                     1 Year                  Inception
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                      7/15/98                   (6.76)%                   1.03%


Actual Aggregate Total Returns AS OF 8/31/01
                                                                                          Inception                  From
                                                                                            Date                   Inception
                                                                                                                                   -

INVESTOR SHARES                                                                            7/11/01                   0.75%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM INTERNATIONAL FUND ON 7/15/98 TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE) INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 7/31/98 IS USED AS THE BEGINNING VALUE ON 7/15/98. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF ANOTHER CTF) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



DISCUSSION OF  FUND PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did MPAM Emerging Markets Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -4.68%.(1) In comparison, the Morgan Stanley Capital International Emerging Markets (Free) Index ("MSCI EMF Index"), the fund's benchmark, produced a total return of -20.92% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of -2.06% ..(1)

We attribute the fund's overall performance to investors' concerns over slowing economic activity in markets that are large importers of goods and services produced in emerging markets. We are pleased, however, that the fund substantially outperformed its benchmark during the reporting period. This good relative performance is primarily the result of our value-oriented stock selection strategy, which benefited from the strong performance of value stocks versus growth stocks.

What is the fund's investment approach?

The fund seeks long-term capital growth. To pursue its goal, the fund invests primarily in stocks of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Normally, the fund will not invest more than 25% of its total assets in the securities of companies in any one emerging market country.

When choosing stocks, we use a value-oriented, research-driven approach. We identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection rather than economic and industry trends, we focus on three key factors:

* VALUE, or how a stock is priced relative to its intrinsic worth based on traditional value measures;

* BUSINESS HEALTH, or overall efficiency and profitability as measured by return on assets and return on equity; and

* BUSINESS MOMENTUM, or the presence of catalysts expected to trigger price increases.

We typically sell a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environments, shows deteriorating fundamentals or declining momentum or falls short of our expectations.

What other factors influenced the fund's performance?

The market' s preference for value stocks over growth stocks was one of the primary influences on the fund's performance during the reporting period. During the late 1990s, companies with above-average earnings growth rates dominated the global stock markets, and their prices relative to their earnings, sales and other valuation measures became increasingly high compared to stocks with lower growth rates. After the technology bubble burst in early 2000, many investors began to look to stocks that they believed were more reasonably priced relative to their earnings. That preference for reasonably priced, value-oriented stocks persisted throughout the reporting period, benefiting the fund's performance.

Our stock selection strategy was also an important factor affecting the fund's performance. For example, although the fund had approximately the same percentage of assets invested in South African stocks as the MSCI EMF Index, the fund's South African investments produced higher returns than those of the Index. That result occurred because the fund's holdings included some of the best performing stocks in that country, including banks, department stores,
women's   apparel   shops   and   building   and   construction   companies.

The fund's investments in Asia, specifically those in China, Taiwan and Korea, produced the highest returns of any region during the reporting period. China, which represented the fund's single largest area of investment, benefited from an improving economy and the country' s increasingly likely admission into the World Trade Organization. Our decision to limit the fund's exposure to technology stocks made Taiwan the fund's second best performing country. We also trimmed the fund's technology exposure in Korea, choosing instead to concentrate on relatively defensive companies such as iron and steel producers.

On the other hand, most of the fund's investments in Latin America provided disappointing returns during the reporting period. The sole exception was Mexico, which benefited from a strong currency and rising oil prices. Eastern European holdings posted mostly flat returns.

What is the fund's current strategy?

We believe that valuations in the emerging markets, after years of lackluster returns, are currently very attractive relative to historical norms and, especially, compared to stocks in the developed markets.

As of the end of the reporting period, approximately 40% of the fund's assets were invested in five countries: India, Mexico, Korea, South Africa and Brazil. Of these five, we are particularly excited about Brazil, where a slowing economy and weak currency have led to price declines in a variety of stocks, including, in our view, those with what we believe are solid business fundamentals. As a result, we believe that some well-managed, growing Brazilian companies' stocks are currently selling at very attractive prices.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                                 The Funds

FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Emerging Markets Fund MPAM shares and the Morgan Stanley Capital International Emerging Markets Free Index

Actual Aggregate Total Returns AS OF 8/31/01


                                                                      Inception                                   From
                                                                        Date                                    Inception
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                            10/2/00                                   (4.68)%

INVESTOR SHARES                                                        7/11/01                                   (2.06)%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM EMERGING MARKETS FUND ON 10/2/00 TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN. THE INDEX EXCLUDES CLOSED MARKETS AND THOSE SHARES IN OTHERWISE FREE MARKETS, WHICH ARE NOT PURCHASABLE BY FOREIGNERS. THE INDEX INCLUDES GROSS DIVIDENDS REINVESTED AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




DISCUSSION OF  FUND PERFORMANCE

Bert J. Mullins and Lawrence R. Dunn,  Portfolio Managers

How did MPAM Balanced Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of -6.38% .(1 )In comparison, the fund's benchmark, a blended index composed of 55% Standard & Poor's 500 Composite Stock Price Index (" S&P 500 Index") and 45% Lehman Brothers Aggregate Bond Index, produced a total return of -5.85% for the same period.(2) Separately, the S&P 500 Index and the Lehman Brothers Aggregate Bond Index produced total returns of -20.16% and 11.65%, respectively, for the same period.

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of -0.88% ..(1)

We attribute the fund's overall performance during the reporting period to the stock market' s weakness in a slowing U.S. economy. Relative to its benchmark, the fund's performance lagged because the positive returns generated by its investments in bonds and money market instruments were not enough to fully offset declines in its equity holdings.

What is the fund's investment approach?

The fund seeks long-term growth of principal in conjunction with current income. To pursue its goal, the fund may invest in equity securities, income-producing bonds and other MPAM funds, including MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund. The fund normally allocates approximately 55% of its assets to equity investments and 45% to bonds and money market instruments. The fund may deviate from these targets by +/- 10%. The fund's investment in each of MPAM Mid Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund is subject to a separate limit of 20% of the fund's total assets, as is the fund's investment in money market instruments.

With respect to the equity portion of the fund's portfolio, individual stocks are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management. Our computer model identifies and ranks stocks within each industry or sector, based on a variety of criteria. A team of experienced analysts then examines the fundamentals of the higher ranked candidates. Finally, the portfolio managers decide which stocks to purchase or sell. The equity portion of the fund's portfolio is structured so that its allocations of assets to economic sectors are similar to those of the S&P 500 Index.

With respect to the fixed-income portion of the fund's portfolio, the fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years. We choose debt securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets.

What other factors influenced the fund's performance?

The U.S. stock market generally declined throughout the reporting period as a result of a weakening economy. As economic growth stalled, the prices of many growth-oriented stocks fell sharply, while prices of previously overlooked value stocks generally fell less severely. However, to achieve earnings momentum the fund's equity portion had a slight tilt in favor of growth
                                                                        The Fund



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

stocks. Even this small bias toward growth stocks had a meaningful impact on the fund's overall performance, which was most clearly evident in the technology area. On the other hand, the stock portion of the fund's portfolio benefited by avoiding a few of the poorest performing technology stocks within the S&P 500 Index.

While the fund's bond holdings benefited from the Federal Reserve Board's (the "Fed") seven interest-rate cuts during the reporting period, it was not enough to fully offset declines in the stock portion of the fund's portfolio. To maintain higher yields for as long as practical while interest rates fell, we maintained a modestly long weighted average maturity. In addition, our focus on bonds in the seven- to 10-year maturity range proved beneficial when the yield differences between short- and long-maturity bonds widened. The fund also benefited from its holdings of investment-grade corporate bonds, which recovered
from    relatively    depressed    levels   during   the   reporting   period.

What is the fund's current strategy?

With  respect  to  the  fund's  stock  portfolio,  we  continue  to  employ our
disciplined   investment   process,  consistently  balancing  growth  and  value
characteristics as we seek to insulate the fund from the volatility of pure growth or value equity investments.

Our current fixed-income strategy includes a modestly long weighted average maturity. In our current view, the Fed is likely to reduce interest rates further until it sees some evidence of economic recovery in the U.S. In addition, we recently sold some of the fund's corporate bond holdings, taking profits on securities that had appreciated in price. This reduced exposure should position the fund well if, as we expect, the economy softens further and credit concerns intensify.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES FOR MPAM SHARES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Balanced Fund MPAM shares with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Customized Blended Index

Actual Aggregate Total Returns AS OF 8/31/01


                                                                 Inception                                      From
                                                                   Date                                       Inception
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                       10/2/00                                      (6.38)%

INVESTOR SHARES                                                   7/11/01                                      (0.88)%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM BALANCED FUND ON 10/2/00 TO A $10,000 INVESTMENT MADE IN THREE DIFFERENT INDICES: (1) THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, (2) THE LEHMAN BROTHERS AGGREGATE BOND INDEX, AND (3) THE CUSTOMIZED BLENDED INDEX ON THAT DATE. THE CUSTOMIZED BLENDED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDICES ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE CUSTOMIZED BLENDED INDEX IS COMPOSED OF STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, 55%, AND LEHMAN BROTHERS AGGREGATE BOND INDEX, 45%. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



DISCUSSION OF  FUND PERFORMANCE

Daniel J. Fasciano and Stephen P. Fiorella, Portfolio Managers

How did MPAM Bond Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of 11.05%.(1) In comparison, the Lehman Brothers Aggregate Bond Index (the "Index" ), the fund's benchmark, produced a total return of 11.65% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 2.54%.(1

We attribute the fund's performance to the positive effects of declining interest rates and bond yields, especially since the Federal Reserve Board (the "Fed") began reducing short-term interest rates in January 2001.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 65% of its total assets in debt securities, such as U.S. government and government agency bonds, corporate bonds, mortgage-related securities and foreign corporate and government bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

What other factors influenced the fund's performance?

The fund's performance and the bond market were positively influenced by slowing economic growth and declining interest rates in the U.S. throughout the reporting period. The bond market's strong returns stand in stark contrast to those of the stock market, which saw share prices fall steeply during the reporting period.

The bond market especially benefited from the Fed's changes in monetary policy as it shifted from a restrictive bias to an aggressive easing of interest rates. The Fed implemented the first of seven interest-rate cuts on the first business day of 2001, when it reduced short-term interest rates by 0.50 percentage points. This action was unusual because it came between scheduled meetings of the Fed' s policy-making arm, the Federal Open Market Committee. The Fed cut rates again in late January, March, April, May, June and August. In total, the Fed reduced interest rates by 3.00 percentage points by the end of the reporting period.

In this environment, we maintained the fund's weighted average duration -- a measure of a bond' s sensitivity to changing interest rates -- at a point modestly longer than that of its benchmark. This position enabled us to maintain higher yields for as long as we deemed practical while interest rates fell. In addition, we focused on bonds in the seven- to 10-year maturity range. This proved beneficial when the yield differences between short- and long-maturity bonds widened, a phenomenon known as a "steepening yield curve." In fact, intermediate-maturity bonds performed almost as well as long-maturity bonds during the reporting period, but with considerably less risk.

High quality corporate bonds ranked among the top-performing bond market sectors, especially during the first quarter of 2001. This also benefited the fund, which held a higher percentage of corporate bonds than the Index. In fact, because investment-grade corporate bonds had generally performed relatively poorly in 2000, we believed that they represented attractive values at the start of 2001. Accordingly, we gradually increased the fund's exposure to high quality corporate bonds during the final eight months of the reporting period.

On the other hand, the fund generally avoided lower quality corporate bonds, as well as bonds from com-

panies in emerging market countries, both of which performed relatively poorly. The fund's exposure to U.S. Treasury securities and mortgage-backed securities was generally in line with that of the Index.

What is the fund's current strategy?

Because of persistent economic weakness in the U.S. and overseas, we have maintained the fund's modestly long weighted average duration. In our view, the Fed is likely to reduce interest rates further until it sees some evidence of economic recovery in the U.S.

In addition, we recently sold some of the fund's corporate bond holdings, taking profits on securities that had appreciated in price. As a result, the fund's exposure to corporate bonds at the end of the period was approximately equal to that of the Index. This reduced exposure to corporate bonds should position the fund well if, as we expect, the economy softens further and credit concerns intensify.

We have also reduced the fund's exposure to U.S. Treasury securities because of their low yields relative to other types of bonds. We expect to find what we believe are better values in other types of securities, such as mortgage-backed securities. We believe that non-agency residential and commercial mortgage-backed securities currently provide attractive yields and are less likely to be affected by mortgage prepayments that can reduce the value of these securities.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                                 The Funds

FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Bond Fund MPAM shares and the Lehman Brothers Aggregate Bond Index

Average Annual Total Returns AS OF 8/31/01



                                                                         1 Year                5 Years          10 Years
----------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                              11.78%                  7.60%            7.65%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                                Inception                        From
                                                                                  Date                         Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                                  7/11/01                         2.54%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM BOND FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND (AND THOSE OF TWO OTHER CTFS) WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, GOVERNMENT AND GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




DISCUSSION OF  FUND PERFORMANCE

Stephen P. Fiorella and Lawrence R. Dunn, Portfolio Managers

How did MPAM Intermediate Bond Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of 10.29%.(1) In comparison, the Lehman Brothers Intermediate Government/Credit Bond Index (the "Index"), the fund's benchmark, provided a total return of 11.27% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 2.31%.(1

We attribute the fund's strong performance during the reporting period to the positive effects of declining interest rates and bond yields. The fund's returns slightly lagged those of the Index primarily because the fund's holdings of mortgage-backed securities did not perform as well as U.S. Treasury securities and the Index does not contain mortgage-backed securities.

What is the fund's investment approach?

The fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level. To pursue its goal, the fund actively manages bond market and maturity exposure and invests at least 65% of its total assets in debt securities, such as U.S. government and agency bonds, corporate bonds, mortgage-related securities, foreign corporate and government bonds and municipal bonds. The fund's investments in debt securities must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will be between 2.5 and 5.5 years.

When managing the fund, we use a disciplined process to select securities and manage risk. We generally choose individual securities based on their yields, credit quality, the level of interest rates and inflation, general economic and financial trends and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

What other factors influenced the fund's performance?

The fund's performance and the bond market were positively influenced by slowing economic growth and declining interest rates in the U.S. throughout the reporting period. The bond market's strong returns stand in stark contrast to those of the stock market, which saw share prices fall steeply during the same period.

Bonds benefitted as the Federal Reserve Board (the "Fed") shifted monetary policy from a restrictive bias to aggressive easing. The Fed implemented the first of seven interest-rate cuts on January 3, 2001, when it reduced short-term interest rates by 0.50 percentage points. The Fed cut rates again in late January, March, April, May, June and August. In total, the Fed reduced rates by
3.00 percentage points by the end of the reporting period.

In this environment, we focused primarily on bonds in the seven- to 10-year maturity range. This proved beneficial when the yield differences between short- and long-maturity bonds widened, a phenomenon known as a "steepening yield curve." In fact, intermediate-maturity bonds performed almost as well as long-maturity bonds during the reporting period, but with less risk.

High quality corporate bonds ranked among the top-performing bond market sectors, especially during the first quarter of 2001. This also benefited the fund, which held a higher percentage of corporate bonds than the Index for much of the reporting period. Because investment-grade corporate bonds had performed relatively poorly in 2000, we believed that they represented attractive values at the start of 2001.
                                                                       The Funds





DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We gradually increased the fund's exposure to high quality corporate bonds during the first six months of 2001.

On the other hand, the fund's relative performance was slightly hurt by its mortgage-backed securities holdings, which we purchased for their attractive yields compared to U.S. Treasury securities. Because the Index does not contain mortgage-backed securities, its returns were not affected by lower than average returns from the mortgage sector.

What is the fund's current strategy?

We have recently adopted a more defensive posture for the fund. This involved selling some the fund's corporate bond holdings that had appreciated in price, and we believe that the reduced exposure to such bonds should position the fund well if, as we expect, the economy softens further and credit concerns intensify.

We have also reduced the fund's exposure to U.S. Treasury securities because of their low yields relative to other types of bonds. We expect to find what we believe are better values in other types of securities, such as mortgage-backed securities. We believe that non-agency residential and commercial mortgage-backed securities currently provide attractive yields and and are less likely to be affected by mortgage prepayments that can reduce their value.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Intermediate Bond Fund MPAM shares and the Lehman Brothers Intermediate Government/Credit Bond Index

Average Annual Total Returns AS OF 8/31/01



                                                                                1 Year            5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                                     11.36%              6.77%           6.69%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                                  Inception                          From
                                                                                    Date                           Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                                    7/11/01                           2.31%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM INTERMEDIATE BOND FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



DISCUSSION OF  FUND PERFORMANCE

Carol Mittenberger and
Lawrence R. Dunn, Portfolio Manager

How did MPAM Short-Term U.S. Government Securities Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of 8.20%.(1) In comparison, the Lehman Brothers 1-3 Year U.S. Government Index (the "Index"), the fund's benchmark, produced a total return of 8.85% for the same period.(2)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 1.29%.(1)

We attribute the fund's strong performance to the positive effects of declining short-term interest rates and bond yields, especially after the Federal Reserve Board (the "Fed" ) began reducing rates in January 2001. The Fed reduced key short-term interest rates in an attempt to stimulate economic growth and avoid a recession.

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund invests primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest up to 35% of its net assets in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation (" Freddie Mac") and collateralized mortgage obligations ("CMOs"), including stripped mortgage-backed securities. Generally, the fund's effective duration will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, we then seek to identify potentially profitable sectors before they are widely perceived by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

What other factors influenced the fund's performance?

The fund's performance was positively influenced by slowing economic growth and declining interest rates throughout the reporting period. The benchmark two-year U.S. Treasury bill saw its yield fall steadily -- and its price rise commensurately -- in this environment.

Short-term bonds benefited greatly from changes in monetary policy, as the Fed shifted from a restrictive bias to an aggressive easing of interest rates during the first half of the reporting period. The Fed implemented the first of seven interest-rate cuts on January 3, 2001, when it reduced short-term interest rates by 0.50 percentage points. The Fed cut rates again in late January, March, April, May, June and August. In total, the Fed reduced the federal funds rate by
3.00 percentage points by the end of the reporting period.

In this declining interest-rate environment, we focused the fund's investments primarily on U.S. government securities with maturities between 1.55 and 1.70 years. This proved beneficial to the fund's performance when the yield differences between short- and long-maturity securities widened, a phenomenon known as a "steepening yield curve." In fact, as the yield curve steepened, short-term bond prices generally rose more on a percentage basis than their long-term counterparts during the reporting period.

The fund's performance also benefited from our strategy of enhancing yields through the purchase of mortgage-backed securities issued primarily by U.S. government agencies. Because of supply-and-demand factors stemming from last year's government buy-backs of U.S. Treasury securities, yields on these direct federal obligations were unusually low compared to historical norms. As the fund's Treasury holdings matured, we often reinvested the proceeds in U.S. government agency securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, which are indirect government obligations, but carry no explicit government guarantee and offered the potential of higher yields.

What is the fund's current strategy?

Because of persistent economic weakness in the U.S., we are currently moving the fund toward a more defensive posture. This involves potentially reducing the fund's weighted average duration, which is a measure of sensitivity to changing interest rates. We are also considering an increase in the fund's exposure to mortgage-backed securities, primarily because of their attractive yields compared to U.S. Treasuries. However, we currently intend to avoid mortgage-backed securities that can be redeemed early by their issuers. This strategy is designed to reduce the risk of mortgage prepayments, which have the potential to erode agency securities' returns.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT BOND MARKET PERFORMANCE COMPOSED OF U.S. TREASURY AND AGENCY SECURITIES WITH MATURITIES OF 1-3 YEARS.

                                                                 The Funds

FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Short-Term U.S. Government Securities Fund MPAM shares and the Lehman Brothers 1-3 Year U.S. Government Index

Average Annual Total Returns AS OF 8/31/01



                                                                         1 Year                     5 Years       10 Years
-----------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                                9.04%                    6.14%           5.95%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                             Inception                         From
                                                                               Date                          Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                                               7/11/01                          1.29%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF MPAM SHARES ONLY. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT BOND MARKET PERFORMANCE COMPOSED OF U.S. TREASURY AND AGENCY SECURITIES WITH MATURITIES OF 1-3 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.






DISCUSSION OF  FUND PERFORMANCE

John F. Flahive and Kristin D. Lindquist, Portfolio Managers

How did MPAM National Intermediate Municipal Bond Fund perform relative to its benchmark?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a 10.21% total return.(1) In comparison, the fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index achieved a total return of 9.71% for the same period.(2) The Lipper Intermediate Municipal Debt Funds category average produced a total return of 9.19% for the same period.(3)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 3.05%.(1

We attribute the fund's strong performance to several factors, including the positive effects of declining interest rates, favorable supply-and-demand factors and our security selection strategy, which emphasized bonds in the 10- to 15-year maturity range.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The fund's performance was positively influenced by slowing economic growth and declining interest rates throughout the reporting period. Like other areas of the bond market, municipal bonds benefited as the Federal Reserve Board (the " Fed" ) shifted monetary policy from a restrictive bias to an aggressive easing of interest rates. The Fed implemented the first of seven interest-rate cuts on January 3, 2001, when it reduced the federal funds rate -- the rate banks charge one another for overnight loans -- by 0.50 percentage points. The Fed cut rates again in late January, March, April, May, June and August. In total, the Fed reduced rates by 3.00 percentage points by the end of the reporting period.

In addition, municipal bonds benefited from a surge in demand from investors fleeing a falling stock market. Yet the supply of municipal bonds increased relatively slowly as state and local governments continued to enjoy healthy tax revenues for much of the reporting period.

We generally maintained the fund's weighted average duration, a measure of sensitivity to changing interest rates, at a point that we considered slightly
longer.   This  position  enabled  us  to  maintain  higher  yields
                                                                        The Fund



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

for as long as practical while balancing the risks that longer term securities usually entail. We maintained this posture through a "barbell" strategy, in which longer term securities were offset by short-term securities. However, we moved the fund's average duration to a neutral position in Spring 2001, when tax selling put downward pressure on prices. As it became clearer in June that economic weakness was likely to continue, we returned to a longer than average duration.

What is the fund's current strategy?

We have recently moved the fund to a more defensive posture. Despite persistent economic weakness, we believe that the bulk of the Fed' s interest-rate reductions may be behind us. In addition, we believe that market prices may already reflect investors' expectations of further rate reductions. Accordingly, we have gradually replaced the fund's "barbell" structure with a "bulleted" one that generally focuses on tax-exempt bonds in the 10-year maturity range.

The fund's more defensive stance also reflects our belief that a substantial increase in the supply of new municipal bonds may be imminent. As a slowing economy has reduced tax revenues, states and municipalities may have a greater need to borrow. What's more, we believe that many issuers of municipal bonds are taking advantage of low interest rates to retire older, high yielding debt and to issue new bonds at today's lower yields. Although this increase in supply may be partially absorbed by robust demand from individual investors, we believe that it may lead to temporarily heightened market volatility.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7- YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS.

(3)  SOURCE: LIPPER INC.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM National Intermediate Municipal Bond Fund MPAM shares and the Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns AS OF 8/31/01



                                                                          1 Year                5 Years        10 Years
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                                10.04%                 6.25%           6.39%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                              Inception                         From
                                                                                Date                          Inception


INVESTOR SHARES                                                                7/11/01                          3.05%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED, 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds



DISCUSSION OF  FUND PERFORMANCE

M. Collette O'Brien and Tim J. Sanville,  Portfolio Managers

How did MPAM National Short-Term Municipal Bond Fund perform during the period?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a total return of 7.15%.(1) In comparison, the Lehman Brothers 3-Year Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds category average produced total returns of 8.02% and 7.40%, respectively, for the same period.(2,3)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 1.48%.(1

We attribute the fund's strong performance to several factors, including the positive effects of declining interest rates, favorable supply-and-demand factors and our security selection strategy, which emphasized bonds at the long end of the short-term maturity range.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests primarily in municipal bonds that provide income exempt from federal income tax. The fund may occasionally invest in taxable bonds for temporary defensive purposes. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will be less than three years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality. Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The fund's performance was positively influenced by slowing economic growth and declining interest rates during the reporting period. Like other areas of the bond market, short-term municipal bonds benefited as the Federal Reserve Board (the "Fed" ) shifted monetary policy from a restrictive bias to an aggressive easing of interest rates. The Fed implemented the first of seven short-term interest-rate cuts on January 3, 2001, when it reduced short-term interest rates by 0.50 percentage points. The Fed cut rates again in late January, March, April, May, June and August. In total, the Fed reduced rates by 3.00 percentage points by the end of the reporting period.

In addition, municipal bonds benefited from a surge in demand from investors fleeing a falling stock market. Yet for most of the period, the supply of municipal bonds increased relatively slowly as state and local governments continued to enjoy healthy tax revenues.

We generally maintained the fund's weighted average maturity, a measure of sensitivity to changing interest rates, at a point that was just short of the fund's target of a three-year maximum. This position enabled us to maintain higher yields for as long as practical as interest rates fell, while balancing the risks that longer term securities usually entail. We maintained this posture through a "barbell" strategy, in which securities with maturities as high as five years were offset by very short-term securities.



The   fund's  performance  also  benefited  from  holdings  of  income-oriented securities, such as investor-owned utility bonds and other issues with credit ratings of "A" or lower. However, over 80% of the fund's holdings are rated "AA" or higher, reflecting our primary focus on high quality securities.

What is the fund's current strategy?

We recently moved the fund to a more defensive posture. Despite persistent economic weakness, we believe that the bulk of the Fed' s interest-rate reductions may be behind us. In addition, we believe that current market prices may already reflect investors' expectations of further rate reductions. Accordingly, we have gradually reduced the fund's average duration as existing holdings have matured or moved closer to their maturity dates over time.

The fund's more defensive stance also reflects our belief that a substantial increase in the supply of new municipal bonds may be imminent. As a slowing economy has reduced tax revenues, states and municipalities may have a greater need to borrow. This increase in supply is likely to be accompanied by a falloff in demand as investors turn to longer maturity bonds for higher yields. Under these conditions, the short-term municipal bond market may experience temporarily heightened volatility.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 3-YEAR TAX EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4 YEARS.

(3)  SOURCE: LIPPER INC.

                                                                 The Funds

FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM National Short-Term Municipal Bond Fund MPAM shares and the Lehman Brothers 3-Year Municipal Bond Index

Actual Aggregate Total Returns AS OF 8/31/01


                                                                   Inception                                    From
                                                                     Date                                     Inception
------------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                         10/2/00                                     7.15%

INVESTOR SHARES                                                     7/11/01                                     1.48%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND ON 10/2/00 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 9/30/00 IS USED AS THE BEGINNING VALUE ON 10/2/00. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED, 3-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 2-4YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




DISCUSSION OF  FUND PERFORMANCE

John F. Flahive and M. Collette O'Brien,  Portfolio Managers

How did MPAM Pennsylvania Intermediate Municipal Bond Fund perform during the period?

For the period from October 2, 2000 (the date the fund began operations as a registered, open-end mutual fund) through August 31, 2001, the fund's MPAM shares produced a 9.50% total return.(1) In comparison, the fund's benchmark, the Lehman Brothers 7-Year Municipal Bond Index, achieved a total return of 9.71% for the same period.(2) The Lipper Pennsylvania Intermediate Municipal Debt Funds category average produced a total return of 9.11% for the same period.(3)

From July 11, 2001 (the date the fund began offering Investor shares) through August 31, 2001, the fund's Investor shares produced a total return of 2.58%.(1

We attribute the fund's strong performance to several factors, including the positive effects of declining interest rates, favorable supply-and-demand factors and our security selection strategy, which emphasized bonds in the 10-year maturity range.

What is the fund's investment approach?

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 65% of its net assets in municipal bonds, the interest from which is exempt from federal and Pennsylvania state personal income taxes. The fund may also invest in municipal bonds that are exempt from federal income taxes, but not Pennsylvania personal income taxes, and in taxable bonds. The fund's investments in municipal and taxable bonds must be of investment-grade quality at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser. Generally, the fund's effective duration will not exceed eight years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

Management uses a more tactical approach with respect to the fund's average duration. If we expect the supply of securities to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields generally tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we typically try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The fund's performance was positively influenced by slowing economic growth and declining interest rates throughout the reporting period. Like other areas of the bond market, municipal bonds benefitted as the Federal Reserve Board (the "Fed") shifted monetary policy from a restrictive bias to an aggressive easing of interest rates. The Fed implemented the first of seven interest-rate cuts on January 3, 2001, when it reduced the federal funds rate -- the rate banks charge one another for overnight loans -- by 0.50 percentage points. The Fed cut rates again in late January, March, April, May, June and August. In total, the Fed reduced rates by 3.00 percentage points by the end of the reporting period.

In addition, municipal bonds benefited from a surge in demand from investors fleeing a falling stock market. Yet the supply of Pennsylvania municipal bonds increased relatively slowly as the state and local governments continued to enjoy healthy tax revenues.

We generally maintained the fund's weighted average duration, a measure of sensitivity to changing inter-
                                                                       The Funds



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

est rates, at a point that we considered slightly longer. This position enabled us to maintain higher yields for as long as practical while balancing the risks that longer term securities usually entail. We maintained this posture through a "barbell" strategy, in which longer term securities were offset by short-term securities.

We also focused on high quality bonds during the reporting period. As of the end of the period, more than 90% of the fund's holdings were rated AA or its equivalent. What' s more, we avoided market sectors that we believed might be affected by a weakening economy, such as the steel and paper industries.

What is the fund's current strategy?

In order to achieve a higher level of diversification, we are currently looking to increase the number of Pennsylvania bonds in the fund's portfolio. However, our ability to do so has been limited by the relative scarcity of newly issued Pennsylvania bonds. The state' s economy has held up better than most, so the state and its municipalities have had less need than other major states -- such as New York and California -- to borrow in the municipal bond market.

We have also been seeking bonds with what we believe are favorable early-redemption characteristics. Some of the fund's holdings have been redeemed early by their issuers as interest rates declined. Wherever possible, we are currently attempting to replace those securities with bonds that cannot be redeemed by their issuers over the next several years.

September 17, 2001

(1) EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY MELLON BANK, N.A. PURSUANT TO AN AGREEMENT IN EFFECT THROUGH SEPTEMBER 30, 2003, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7- YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS.

(3)  SOURCE: LIPPER INC.


FUND PERFORMANCE


Comparison of change in value of $10,000 investment in MPAM Pennsylvania Intermediate Municipal Bond Fund MPAM shares and the Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns AS OF 8/31/01



                                                                          1 Year                     5 Years       10 Years
-----------------------------------------------------------------------------------------------------------------------------------
MPAM SHARES                                                                 9.24%                     5.74%           6.02%


Actual Aggregate Total Returns AS OF 8/31/01

                                                                                   Inception                     From
                                                                                     Date                      Inception


INVESTOR SHARES                                                                     7/11/01                      2.58%

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ON 8/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND DOES NOT YET HAVE A FULL CALENDAR YEAR OF PERFORMANCE AS AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 (1940 ACT). BEFORE THE FUND COMMENCED OPERATIONS, SUBSTANTIALLY ALL OF THE ASSETS OF A PREDECESSOR COMMON TRUST FUND (CTF) THAT, IN ALL MATERIAL RESPECTS, HAD THE SAME INVESTMENT OBJECTIVE, POLICIES, GUIDELINES AND RESTRICTIONS AS THE FUND WERE TRANSFERRED TO THE FUND. PLEASE NOTE THAT THE PERFORMANCE OF THE FUND'S MPAM SHARES REPRESENTS THE PERFORMANCE OF THE PREDECESSOR CTF THROUGH OCTOBER 1, 2000, ADJUSTED TO REFLECT THE FUND'S FEES AND EXPENSES, BY SUBTRACTING FROM THE ACTUAL PERFORMANCE OF THE CTF THE EXPENSES OF THE FUND'S MPAM SHARES AS THEY WERE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, AND THE PERFORMANCE OF THE FUND'S MPAM SHARES THEREAFTER. THE PREDECESSOR CTF WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT MIGHT HAVE ADVERSELY AFFECTED PERFORMANCE. IN ADDITION, THE EXPENSES OF THE FUND'S MPAM SHARES MAY BE HIGHER THAN THOSE ESTIMATED PRIOR TO THE CONVERSION OF THE CTF INTO THE FUND, WHICH WOULD LOWER THE PERFORMANCE IN THE ABOVE LINE GRAPH.

EFFECTIVE JULY 11, 2001, EXISTING FUND SHARES WERE DESIGNATED AS MPAM SHARES AND THE FUND BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INVESTOR SHARES, WHICH ARE SUBJECT TO A SHAREHOLDER SERVICES PLAN. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF MPAM SHARES SHOWN ABOVE BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN PENNSYLVANIA INVESTMENT-GRADE MUNICIPAL BONDS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR MPAM SHARES ONLY. THE INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN PENNSYLVANIA MUNICIPAL OBLIGATIONS. THE INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

                                                                 The Funds




STATEMENT OF INVESTMENTS

August 31, 2001

MPAM LARGE CAP STOCK FUND
--------------------------------------------------------------------------------

COMMON STOCKS--98.9%                                  Shares         Value ($)
--------------------------------------------------------------------------------
ALCOHOL & TOBACCO--1.9%

Anheuser-Busch Cos.                                 293,500         12,632,240

Philip Morris Cos.                                  461,800         21,889,320

                                                                    34,521,560

CONSUMER CYCLICAL--9.1%

BJ's Wholesale Club                                  96,500 (a)      4,728,500

Best Buy                                            236,180 (a)     13,929,896

Costco Wholesale                                    310,690 (a)     11,622,913

Ford Motor                                            1,922             38,190

Harley-Davidson                                     119,920          5,826,913

Home Depot                                          601,170         27,623,761

Johnson Controls                                    143,200         10,489,400

Kohl's                                              218,100 (a)     12,104,550

Lowe's Cos.                                         524,700         19,518,840

Marriott International, Cl. A                       135,700          5,950,445

RadioShack                                          185,530          4,341,402

Target                                              426,130         14,765,405

Wal-Mart Stores                                     801,204         38,497,852

                                                                   169,438,067

CONSUMER STAPLES--6.0%

Archer-Daniels-Midland                              582,551          7,823,653

Avon Products                                       179,350          8,273,416

Coca-Cola                                           370,003         18,008,046

Estee Lauder Cos., Cl. A                            128,880          5,006,988

Fortune Brands                                      117,800          4,505,850

General Mills                                       225,400          9,994,236

Heinz (H.J.)                                        188,190          8,502,424

Hershey Foods                                        89,100          5,745,168

Kraft Foods, Cl. A                                   86,400          2,786,400

PepsiCo                                             541,487         25,449,889

Ralston Purina                                      306,510         10,016,747

Wrigley, (Wm.) Jr.                                  120,300          6,031,842

                                                                   112,144,659

ENERGY RELATED--8.3%

Anadarko Petroleum                                  163,500          8,461,125

Apache                                              137,600          6,457,568

BP, ADS                                             110,700          5,632,416

El Paso                                             234,874         11,412,528

Exxon Mobil                                       1,178,520         47,317,578

Halliburton                                         277,200          7,722,792

Kerr-McGee                                          163,660          9,559,381

Nabors Industries                                   218,700 (a)      5,362,524

Noble Drilling                                      166,390 (a)      4,525,808

ENERGY RELATED (CONTINUED)

Phillips Petroleum                                  163,900          9,424,250

Public Service Enterprise Group                     152,370          7,054,731

Texaco                                              434,680         30,275,462

                                                                   153,206,163

HEALTH CARE--13.4%

Abbott Laboratories                                 502,980        24,998,106

American Home Products                              398,918        22,339,408

AmerisourceBergen                                   159,700 (a)    10,291,068

Amgen                                               237,400 (a)    15,264,820

Baxter International                                 94,300         4,865,880

Cardinal Health                                      78,610         5,733,813

Elan, ADS                                           119,682 (a)     6,217,480

Genentech                                           248,980 (a)    11,428,182

Genzyme- General Division                           131,900 (a)     7,470,816

King Pharmaceuticals                                209,133 (a)     9,045,002

Lilly (Eli) & Co.                                   176,800        13,724,984

Medtronic                                           184,130         8,385,280

Pfizer                                            1,519,700        58,219,707

Pharmacia                                           456,150        18,063,540

Quest Diagnostics                                   220,300 (a)    13,801,795

Schering-Plough                                     160,980         6,138,167

UnitedHealth Group                                  130,660         8,892,720

Waters                                              140,500 (a)     4,654,765

                                                                  249,535,533

INTEREST SENSITIVE--22.0%

ACE                                                 185,635         6,157,513

Ambac Financial Group                               143,389         8,488,629

American International Group                        473,290        37,011,291

BB&T                                                135,100         4,968,978

Bank of America                                     475,040        29,214,960

CIGNA                                               128,916        11,602,440

Charter One Financial                               130,200         3,801,840

Citigroup                                         1,136,809        52,009,012

Fannie Mae                                          387,770        29,551,952

First Union                                         294,700        10,143,574

FleetBoston Financial                               549,210        20,227,404

General Electric                                  1,894,216        77,624,972

Hartford Financial Services Group                   171,096        11,087,021

Lehman Brothers Holdings                            140,330         9,212,665

MBNA                                                553,670        19,245,569

MGIC Investment                                     107,270         7,498,173

Morgan Stanley Dean Witter & Co.                     92,500         4,934,875



MPAM LARGE CAP STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                           Shares         Value ($)
                                                   ----------------------------
INTEREST SENSITIVE (CONTINUED)

Providian Financial                                 324,480         12,674,189

St. Paul Cos.                                       163,700          6,880,311

SouthTrust                                          194,530          4,738,751

U.S. Bancorp                                        866,989         21,015,813

Washington Mutual                                   547,600         20,502,144

                                                                   408,592,076

PRODUCER GOODS--8.5%

Air Products & Chemicals                            206,950          8,774,680

Alcoa                                               237,494          9,053,271

American Standard Cos.                               57,900 (a)      4,044,315

Canadian National Railway                           129,770          5,644,995

Canadian Pacific                                    104,100          3,778,830

Caterpillar                                         132,040          6,602,000

Eastman Chemical                                    152,300          5,907,717

General Dynamics                                     63,000          4,974,480

Honeywell International                             207,200          7,720,272

International Paper                                 204,380          8,199,726

Lockheed Martin                                     272,100         10,845,906

Minnesota Mining & Manufacturing                    139,640         14,536,524

Norfolk Southern                                    195,900          3,647,658

Tidewater                                           142,400          4,430,064

Tyco International                                  644,600         33,486,970

United Parcel Service, Cl. B                        135,300          7,472,619

United Technologies                                 166,470         11,386,548

Westvaco                                            238,520          7,262,934

                                                                   157,769,509

SERVICES--6.8%

AOL Time Warner                                     957,325 (a)     35,756,089

AT&T Wireless Services                              354,800 (a)      5,499,400

Clear Channel Communications                        190,828 (a)      9,592,924

Disney (Walt)                                       549,280         13,968,190

Electronic Data Systems                             191,200         11,276,976

First Data                                          167,730         11,045,020

General Motors, Cl. H                               263,500 (a)      4,914,275

Omnicom Group                                       134,794         10,485,625

Viacom, Cl. B                                       446,950 (a)     18,950,680

Western Wireless, Cl. A                             170,710 (a)      5,280,060

                                                                   126,769,239

TECHNOLOGY--16.2%

Acclaim Entertainment (Warrants)                        37 (a)             27

Altera                                             231,710 (a)      6,580,564

TECHNOLOGY (CONTINUED)

Amdocs                                             114,480 (a)      4,384,584

Analog Devices                                     175,170 (a)      8,369,623

Celestica                                          102,100 (a)      3,716,440

Cisco Systems                                    1,144,644 (a)     18,692,037

Danaher                                             86,050          4,781,798

Dell Computer                                      694,552 (a)     14,849,522

EMC                                                623,348 (a)      9,636,960

Harris                                             255,830          7,503,494

Intel                                            1,373,788         38,411,112

International Business Machines                    372,240         37,224,000

Lam Research                                       140,700 (a)      3,983,217

Lexmark International                              126,500 (a)      6,584,325

Linear Technology                                  165,540          6,800,383

Maxim Integrated Products                          137,088 (a)      6,334,836

Microsoft                                        1,148,298 (a)     65,510,401

Nokia, ADR                                         327,900          5,161,146

Oracle                                           1,121,588 (a)     13,694,589

SPX                                                 34,300 (a)      3,987,375

Semtech                                            135,700 (a)      5,065,681

Siebel Systems                                     239,960 (a)      5,183,136

Solectron                                          416,780 (a)      5,668,208

Sun Microsystems                                   205,870 (a)      2,357,212

Tech Data                                          169,300 (a)      6,924,370

Texas Instruments                                  182,570          6,043,067

Vishay Intertechnology                             168,900 (a)      3,940,437

                                                                  301,388,544

UTILITIES--6.7%

Calpine                                           323,100 (a)      10,668,762

Exelon                                            229,940          12,554,724

PPL                                               188,100           8,154,135

Qwest Communications International                499,724          10,744,066

Reliant Energy                                    285,900           8,594,154

SBC Communications                                727,899          29,778,348

Telefonos de Mexico, Cl. L, ADS                   201,300           7,339,398

Verizon Communications                            525,050          26,252,500

WorldCom- WorldCom Group                          820,561 (a)      10,552,414

                                                                  124,638,501

TOTAL COMMON STOCKS

  (cost $1,484,595,699)                                         1,838,003,851

                                                                 The Funds


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM LARGE CAP STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

                                                   Principal
SHORT-TERM INVESTMENTS--1.1%                      Amount ($)         Value ($)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

 Salomon Smith Barney,Tri-Party Repurchase Agreement, 3.68%, dated

 8/31/2001, due 9/4/2001, in the amount of $20,983,576 (fully collateralized by $21,647,000 Federal Home Loan Mortgage Corp.,
 Discount Notes, 1/3/2002, value $21,395,245)

  (cost $20,975,000)                             20,975,000         20,975,000
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,505,570,699)            100.0%        1,858,978,851

LIABILITIES, LESS CASH AND RECEIVABLES              (.0%)            (315,340)

NET ASSETS                                         100.0%        1,858,663,511

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF INVESTMENTS

August 31, 2001

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM INCOME STOCK FUND
--------------------------------------------------------------------------------

COMMON STOCKS--97.5%                                 Shares          Value ($)
--------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.9%

Anheuser-Busch Cos.                                  96,600          4,157,664

Philip Morris Cos.                                  165,300          7,835,220

                                                                    11,992,884

CONSUMER CYCLICAL--7.5%

Best Buy                                             71,300 (a)      4,205,274

Ford Motor                                          110,059          2,186,872

Home Depot                                          190,300          8,744,285

Johnson Controls                                     41,900          3,069,175

Lowe's Cos.                                         164,544          6,121,037

May Department Stores                                63,300          2,130,045

RadioShack                                           85,351          1,997,214

Starwood Hotels & Resorts Worldwide                  42,400          1,435,240

Target                                              159,296          5,519,606

Wal-Mart Stores                                     255,727         12,287,682

                                                                    47,696,430

CONSUMER STAPLES--6.4%

Archer-Daniels-Midland                              173,460          2,329,568

Avon Products                                        88,700          4,091,731

Coca-Cola                                           115,776          5,634,818

General Mills                                       123,188          5,462,156

Heinz (H.J.)                                         78,200          3,533,076

Hershey Foods                                        31,900          2,056,912

PepsiCo                                             214,142         10,064,674

Ralston Purina                                      155,427          5,079,354

Wrigley, (Wm.) Jr.                                   50,900          2,552,126

                                                                    40,804,415

ENERGY RELATED--10.8%

BP Amoco, ADR                                        36,200          1,841,856

El Paso                                              55,900          2,716,181

Exxon Mobil                                         535,426         21,497,354

Halliburton                                          51,000          1,420,860

Kerr-McGee                                           86,050          5,026,181

Phillips Petroleum                                  106,200          6,106,500

Public Service Enterprise Group                     160,178          7,416,241

Royal Dutch Petroleum, ADR                          178,711         10,120,404

Texaco                                              176,664         12,304,648

                                                                    68,450,225

HEALTH CARE--11.8%

Abbott Laboratories                                 205,500         10,213,350

American Home Products                              176,899          9,906,344

Baxter International                                 49,720          2,565,552

Bristol-Myers Squibb                                113,518          6,372,901

Lilly (Eli) & Co.                                   101,620          7,888,761

Medtronic                                           133,252          6,068,296

Pfizer                                              495,682         18,989,578

HEALTH CARE (CONTINUED)

Pharmacia                                           151,600          6,003,360

Schering-Plough                                     159,142          6,068,084

Zimmer Holdings                                      11,421 (a)        310,651

                                                                    74,386,877

INTEREST SENSITIVE--21.6%

American International Group                         61,821          4,834,401

American National Insurance                          49,735          3,924,589

BB&T                                                 79,500          2,924,010

Bank of America                                     235,800         14,501,700

Block (H&R)                                         153,660          5,978,911

CIGNA                                                69,968          6,297,120

Citigroup                                           374,775         17,145,956

Equity Office Properties Trust                       61,600          1,976,744

Fannie Mae                                          179,866         13,707,588

First Union                                          73,200          2,519,544

Fleet Boston Financial                              325,359         11,982,972

Hartford Financial Services Group                   103,330          6,695,784

Lincoln National                                     36,000          1,794,960

MBNA                                                238,504          8,290,399

MGIC Investment                                      33,800          2,362,620

PNC Financial Services Group                         57,917          3,856,693

Providian Financial                                  95,300          3,722,418

Simon Property Group                                 44,300          1,297,990

SouthTrust                                           82,270          2,004,097

St. Paul Cos.                                        87,800          3,690,234

Temple-Inland                                        26,800          1,564,048

U.S. Bancorp                                        352,306          8,539,898

Washington Mutual                                   176,450          6,606,288

                                                                   136,218,964

INTERNET RELATED--1.7%

AOL Time Warner                                     289,692 (a)     10,819,996

PRODUCER GOODS & SERVICES--12.4%

Air Products & Chemicals                             66,900          2,836,560

Alcoa                                                67,544          2,574,778

Canadian National Railway                            79,476          3,457,206

Caterpillar                                          41,600          2,080,000

Eastman Chemical                                     66,600          2,583,414

Emerson Electric                                     37,935          2,033,316

General Dynamics                                     20,200          1,594,992

General Electric                                    665,142         27,257,519

Honeywell International                              68,700          2,559,762

International Paper                                  75,400          3,025,048

Lockheed Martin                                      60,400          2,407,544

Minnesota Mining & Manufacturing                     51,560          5,367,396

                                                                 The Funds


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM INCOME STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                            Shares          Value ($)
--------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Tidewater                                            51,300          1,595,943

Tyco International                                  196,394         10,202,668

United Parcel Service, Cl. B                         40,100          2,214,723

United Technologies                                  66,538          4,551,199

Westvaco                                             75,400          2,295,930

                                                                    78,637,998

SECURITIES AND ASSET MANAGEMENT--.9%

Lehman Brothers Holdings                             60,316          3,959,745

Morgan Stanley Dean Witter & Co.                     30,600          1,632,510

                                                                     5,592,255

SERVICES--3.9%

Automatic Data Processing                            80,200          4,151,152

Disney (Walt)                                       190,900          4,854,587

Electronic Data Systems                              64,000          3,774,720

McGraw-Hill Cos.                                     83,477          4,946,012

Omnicom Group                                        43,376          3,374,219

Tribune                                              82,390          3,247,814

                                                                    24,348,504

TECHNOLOGY--9.9%

Agilent Technologies                                 21,021 (a)        557,057

Altera                                               75,600 (a)      2,147,040

Analog Devices                                       57,000 (a)      2,723,460

Avnet                                               124,100          2,988,328

Cisco Systems                                       330,600 (a)      5,398,698

Compaq Computer                                     145,900          1,801,865

EMC                                                 161,000 (a)      2,489,060

Harris                                               77,200          2,264,276

Hewlett-Packard                                     103,340          2,398,521

Intel                                               439,076         12,276,565

International Business Machines                     149,176         14,917,600

Linear Technology                                    63,100          2,592,148

Nokia, ADR                                           97,600          1,536,224

Pitney Bowes                                         96,623          4,202,134

Sun Microsystems                                    105,100 (a)      1,203,395

Texas Instruments                                    84,572          2,799,333

                                                                    62,295,704

UTILITIES--8.7%

BellSouth                                            98,807          3,685,501

Exelon                                              113,300          6,186,180

Qwest Communications International                        1 (a)             21

Reliant Energy                                      207,700          6,243,462

SBC Communications                                  365,125         14,937,264

Southern                                            177,000          4,101,090

UTILITIES (CONTINUED)

Telefonos de Mexico, Cl. L, ADR                     101,500          3,700,690

Verizon Communications                              316,651         15,832,550

                                                                    54,686,758

TOTAL COMMON STOCKS

    (cost $465,818,092)                                            615,931,010


PREFERRED STOCKS--1.3%


BANKING--.4%

Suiza Capital Trust II, Conv.,

    5.50%                                            55,900          2,431,650

ENERGY--.2%

El Paso Energy Capital Trust I, Conv.,

    4.75%                                            21,000          1,307,250

TELECOMMUNICATIONS--.7%

Cox Communications, Conv.,

    7%                                               88,210          4,688,362

TOTAL PREFERRED STOCKS

    (cost $7,592,079)                                                8,427,262

--------------------------------------------------------------------------------
                                                  Principal
CONVERTIBLE BONDS--.7%                           Amount ($)          Value ($)
--------------------------------------------------------------------------------

INDUSTRIAL--.6%

Waste Management, Sub.Notes,

    4%, 2/1/2002                                  3,795,000          3,809,230

COMMUNICATIONS--.1%

Adelphia Communications, Conv. Deb.,

    3.25%, 5/1/2021                                 500,000            483,750

TOTAL CORPORATE BONDS

    (cost $4,869,980)                                                4,292,980


SHORT-TERM INVESTMENTS--.6%


REPURCHASE AGREEMENTS;

Salomon Smith Barney, Tri-Party
  Repurchase Agreement, 3.68%
  dated 8/31/2001 to be repurchased
  at $3,771,542 on 9/4/2001,
  (fully collateralized by 3,860,000
  Federal Home Mortgage Corp.
  Discount Notes, due 10/9/2001,
  value $3,845,602)

    (cost $3,770,000)                             3,770,000          3,770,000


TOTAL INVESTMENTS
    (cost $482,050,151)                              100.1%        632,421,252

LIABILITIES, LESS CASH AND RECEIVABLES                 (.1%)          (515,474)

NET ASSETS                                           100.0%        631,905,778

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS (CONTINUED)



August 31, 2001

MPAM MID CAP STOCK FUND
--------------------------------------------------------------------------------

COMMON STOCKS--96.2%                               Shares            Value ($)
--------------------------------------------------------------------------------

CONSUMER CYCLICAL--8.6%

Alaska Air Group                                   76,300 (a)        2,490,432

BJ's Wholesale Club                               142,520 (a)        6,983,480

Brinker International                             119,100            3,168,060

CDW Computer Centers                               84,800 (a)        3,459,840

Chico's FAS                                       170,500 (a)        6,444,900

Continental Airlines, Cl.B                        52,100 (a)        2,272,602

Darden Restaurants                                130,200            3,726,324

Dollar Tree Stores                                134,200 (a)        3,184,566

Ethan Allen Interiors                             159,900            5,644,470

Family Dollar Stores                              139,200            4,176,000

Herman Miller                                     146,500            3,343,130

International Game Technology                     130,600 (a)        6,989,712

Liz Claiborne                                      98,800            5,182,060

Michaels Stores                                   101,000 (a)        4,244,020

Office Depot                                      565,700 (a)        7,863,230

Starwood Hotels & Resorts Worldwide               130,100            4,403,885

                                                                    73,576,711

CONSUMER STAPLES--3.0%

McCormick & Co.                                      57,800          2,612,560

Pepsi Bottling Group                                111,100          4,905,065

SUPERVALU                                           347,401          7,288,473

Smithfield Foods                                    107,400 (a)      4,752,450

Suiza Foods                                          99,255 (a)      5,754,805

                                                                    25,313,353

ENERGY--7.0%

BJ Services                                         306,900 (a)      6,883,767

Equitable Resources                                  70,700          2,262,400

Helmerich & Payne                                    87,000          2,658,720

Kinder Morgan                                       156,400          8,695,840

Murphy Oil                                           71,700          5,413,350

Newfield Exploration                                136,800 (a)      4,508,928

NiSource                                            171,800          4,331,078

Noble Affiliates                                    104,000          3,510,000

Nobel Drilling                                      178,300 (a)      4,849,760

Ocean Energy                                        176,200          3,321,370

Precision Drilling                                  119,200 (a)      2,920,400

Smith International                                 109,300 (a)      5,071,520

Ultramar Diamond Shamrock                            98,900          5,107,196

                                                                    59,534,329

HEALTH CARE--14.5%

AmeriSource Health, Cl. A                           223,890 (a)     14,427,471

Andrx Group                                          85,700 (a)      6,023,853

Beckman Coulte                                      137,900          6,304,788

Biovai                                              132,100 (a)      6,089,810

Caremark Rx                                         139,900 (a)      2,444,053

Edwards Lifesciences                                234,500 (a)      6,165,005

Enzon                                                72,800 (a)      4,647,552

Genzyme (General Division)                          258,400 (a)     14,635,776

Health Management Associates                        348,900 (a)      6,960,555

IDEC Pharmaceuticals                                145,700 (a)      8,635,639

IDEXX Laboratories                                  180,200 (a)      4,359,038

IVAX                                                233,625 (a)      7,863,818

Laboratory Corporation of
    America Holdings                                 79,800 (a)      6,216,420

Lincare Holdings                                    320,100 (a)      9,094,041

Orthodontic Centers of America                      248,400 (a)      6,868,260

St. Jude Medical                                     72,400 (a)      4,981,120

Waters                                              241,600 (a)      8,004,208

                                                                   123,721,407

INTEREST SENSITIVE--17.8%

Allied Capital                                      206,400          4,871,040

Ambac Financial Group                               120,050          7,106,960

Banknorth Group                                     294,300          6,474,600

Block (H&R)                                         224,800          8,746,968

Charter One Financial                               248,800          7,264,960

City National                                       165,700          7,711,678

Crescent Real Estate Equities                       232,900          5,484,795

Dime Bancorp                                        166,100          6,411,460

Edwards (A.G.)                                      104,220          4,252,176

Equity Residential Properties Trust                  88,700          5,225,317

First Tennessee National                            165,300          5,324,313

Gallagher (Arthur J.) & Co.                         208,800          5,535,288

Golden State Bancorp                                165,600          4,971,312

GreenPoint Financial                                172,000          6,780,240

Investment Technology Group                          72,664 (a)      4,213,785

M&T Bank                                            106,510          7,737,951

Mack-Cali Realty                                    111,100          3,210,790

Marshall & Ilsley                                   125,100          6,958,062

North Fork Bancorporation                           194,900          5,808,020

                                                                     The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM MID CAP STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                            Shares          Value ($)
--------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

PartnerRe                                            98,600          4,865,910

Radian Group                                        245,188          9,834,491

TCF Financial                                       193,100          8,766,740

Waddell & Reed Financial, Cl. A                     156,000          4,895,280

Washington Federal                                  134,700          3,343,254

Wilmington Trust                                     85,000          5,182,450

                                                                   150,977,840

INTERNET RELATED--.9%

Internet Security Systems                           101,100 (a)      1,580,193

SonicWALL                                           305,500 (a)      5,715,905

                                                                     7,296,098

PRODUCER GOODS--10.3%

American Standard Cos.                              119,100 (a)      8,319,135

Arch Coal                                           145,800          2,653,560

Boise Cascade                                        75,400          2,767,180

Bowater                                              89,300          4,236,392

CNF                                                 148,900          4,471,467

CSX                                                 168,700          5,961,858

Clayton Homes                                       157,000          2,403,670

Cytec Industries                                    148,600 (a)      4,906,772

Engelhard                                           180,500          4,716,465

GATX                                                 96,800          3,800,368

Genuine Parts                                       193,700          5,958,212

ITT Industries                                      109,300          4,934,895

Jacobs Engineering                                  118,400 (a)      6,940,608

Lubrizol                                             69,400          2,497,012

Lyondell Chemical                                   346,200          4,711,782

Plum Creek Timber Co.                                93,800          2,769,914

Sigma-Aldrich                                       103,800          4,734,318

Teekay Shipping                                      80,300          2,882,770

Terex                                               189,100 (a)      4,190,456

Tidewater                                           111,000          3,453,210

                                                                    87,310,044

SERVICES--10.1%

Acclaim Entertainment (Warrants)                        185 (a)            135

Affiliated Computer Services, Cl. A                  88,600 (a)      7,244,822

CSG Systems International                           103,300 (a)      4,741,470

Catalina Marketing                                   73,700 (a)      2,419,571

Convergys                                            98,100 (a)      2,753,667

DST Systems                                         145,600 (a)      6,966,960

SERVICES (CONTINUED)

E.W. Scripps, Cl. A                                  45,400          2,971,430

Hispanic Broadcasting                               173,500 (a)      3,581,040

Jack Henry & Associates                             172,100          4,405,760

KPMG Consulting                                     187,000          2,754,510

Knight-Ridder                                        70,700          4,284,420

R.R. Donnelley & Sons                               167,400          4,991,868

Republic Services                                   315,200 (a)      6,256,720

Robert Half International                           235,300 (a)      5,856,617

Ryder System                                        124,800          2,819,232

SunGard Data Systems                                321,000 (a)      7,591,650

Telephone and Data Systems                           55,100          5,689,075

Viad                                                161,200          4,239,560

Westwood One                                        221,700 (a)      6,318,450

                                                                    85,886,957

TECHNOLOGY--17.3%

Advanced Fibre Communications                       115,600 (a)      2,803,300

Atmel                                               439,500 (a)      4,214,805

Autodesk                                             65,700          2,518,938

Avnet                                               283,500          6,826,680

Cadence Design Systems                              299,100 (a)      6,574,218

Citrix Systems                                      101,900 (a)      3,357,605

Credence Systems                                    148,000 (a)      2,498,240

Diebold                                             143,800          5,428,450

Electronic Arts                                      64,600 (a)      3,728,066

Electronics for Imaging                             110,800 (a)      2,266,968

Emulex                                               78,500 (a)      1,248,935

Integrated Device Technology                         99,600 (a)      3,096,564

Lam Research                                        202,500 (a)      5,732,775

L-3 Communications Holdings                          71,500 (a)      4,797,650

Macrovision                                          51,000 (a)      2,224,110

Microchip Technology                                205,500 (a)      7,334,295

NVIDIA                                              105,800 (a)      8,962,318

National Instruments                                104,100 (a)      3,265,617

Network Associates                                  170,400 (a)      2,700,840

Polycom                                             202,300 (a)      4,102,644

RF Micro Devices                                    153,200 (a)      3,900,472

RSA Security                                        177,150 (a)      3,408,366

Rational Software                                   187,600 (a)      2,693,936

Reynolds and Reynolds, Cl. A                        102,700          2,557,230

SCI Systems                                         210,100 (a)      5,147,450





MPAM MID CAP STOCK FUND (CONTINUED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                            Shares           Value ($)
--------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

SPX                                                  45,400          5,277,750

Semtech                                             139,200 (a)      5,196,336

Sybase                                              341,900 (a)      4,707,963

Symbol Technologies                                 146,500          1,977,750

Synopsys                                             61,500 (a)      2,837,610

Tech Data                                           152,600 (a)      6,241,340

Therma-Wave                                         270,900 (a)      4,477,977

Tollgrade Communications                            107,900 (a)      2,341,430

TriQuint Semiconductor                              142,300 (a)      3,016,760

Vignette                                            885,500 (a)      6,047,965

Vishay Intertechnology                              143,550 (a)      3,349,022

                                                                   146,862,375

TOBACCO--1.3%

Constellation Brands, Cl. A                         118,400 (a)      5,014,240

R.J. Reynolds Tobacco Holdings                      112,600          6,502,650

                                                                    11,516,890

UTILITIES--5.4%

Allegheny Energy                                    204,300          9,005,544

Ameren                                              171,800          7,086,750

Broadwing                                           248,100 (a)      4,455,876

Calpine                                             336,400 (a)     11,107,928

UTILITIES (CONTINUED)

Dynegy                                               74,800          3,154,316

Montana Power                                       335,900 (a)      2,368,095

TECO Energy                                         301,400          8,647,166

                                                                    45,825,675

TOTAL COMMON STOCKS

    (cost $676,915,931)                                            817,821,679


                                                Principal
SHORT-TERM INVESTMENTS--3.8%                   Amount ($)            Value ($)


REPURCHASE AGREEMENT;

  Salomon Smith Barney, Tri-Party
  Repurchase Agreement, 3.68% dated
  8/31/2001, due 9/4/2001 in the
  amount of $32,593,322 (fully
  collateralized by $29,305,000
  Federal Home Loan Mortgage Corp.
  Notes, 7%, 3/15/2010,
  value $33,232,507)
    (cost $32,580,000)                        32,580,000           32,580,000


TOTAL INVESTMENTS
    (cost $709,495,931)                          100.0%           850,401,679

LIABILITIES, LESS CASH AND RECEIVABLES             (.0%)            (151,731)

NET ASSETS                                       100.0%           850,249,948

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds




STATEMENT OF INVESTMENTS

August 31, 2001


MPAM SMALL CAP STOCK FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--95.9%                                                                       Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--1.3%

Constellation Brands, Cl. A                                                                44,500 (a)                   1,884,575

CONSUMER CYCLICAL--16.5%

AirTran Holdings                                                                           80,850 (a)                     527,951

American Eagle Outfitters                                                                  17,940 (a)                     461,955

Bebe Stores                                                                                12,900 (a)                     391,644

Borders Group                                                                              27,400 (a)                     637,324

Brown Shoe                                                                                 44,000                         664,400

CBRL Group                                                                                 45,000                         947,700

Charlotte Russe Holding                                                                    22,900 (a)                     450,672

Cheesecake Factory (The)                                                                   44,000 (a)                   1,337,600

Columbia Sportswear                                                                        13,050 (a)                     426,213

Direct Focus                                                                               36,450 (a)                   1,020,600

Furniture Brands International                                                             36,100 (a)                     941,488

HON INDUSTRIES                                                                             24,000                         581,520

Harman International Industries                                                            38,600                       1,586,460

Hot Topic                                                                                  24,100 (a)                     801,325

Jack in the Box                                                                            30,400 (a)                     999,552

Kellwood                                                                                   36,700                         798,592

MTR Gaming Group                                                                          101,100 (a)                   1,108,056

Michaels Stores                                                                            21,970 (a)                     923,179

Oshkosh Truck                                                                              17,550                         653,738

Pacific Sunwear of California                                                              34,200 (a)                     562,590

Pep Boys--Manny, Moe & Jack                                                               179,800                       2,288,854

Pier 1 Imports                                                                             92,900                       1,128,735

Ruby Tuesday                                                                               61,400                       1,117,480

Russell                                                                                    54,700                         935,370

ShopKo Stores                                                                              77,900                         706,553

Skechers U.S.A., Cl. A                                                                     19,200 (a)                     402,240

Too                                                                                        33,110 (a)                     911,187

Zale                                                                                       52,740 (a)                   1,745,694

                                                                                                                       25,058,672

CONSUMER STAPLES--3.3%

American Italian Pasta, Cl. A                                                              30,100 (a)                   1,381,590

Dean Foods                                                                                 14,400                         620,784

Fleming Cos.                                                                               27,000                         799,200

Libbey                                                                                      9,200                         350,520

Smithfield Foods                                                                           42,100 (a)                   1,862,925

                                                                                                                        5,015,019

ENERGY--7.9%

Energen                                                                                    33,000                         838,200

FMC Technologies                                                                           14,500                         235,915

Forest Oil                                                                                 14,300 (a)                     378,378

Helmerich & Payne                                                                          26,400                         806,784

Louis Dreyfus Natural Gas                                                                  47,200 (a)                   1,569,400

Newfield Exploration                                                                       45,300 (a)                   1,493,088

ONEOK                                                                                      49,400                         800,280

Patterson-UTI Energy                                                                       20,300 (a)                     285,215

Remington Oil & Gas                                                                        85,700 (a)                   1,280,358

Seitel                                                                                     57,700 (a)                     634,700

TETRA Technologies                                                                         30,400 (a)                     693,424

Torch Offshore                                                                             28,500                         204,345

Tom Brown                                                                                  43,700 (a)                   1,040,060

Valero Energy                                                                              20,400                         846,600

XTO Energy                                                                                 60,050                         846,705

                                                                                                                       11,953,452

HEALTH CARE--13.4%

AdvancePCS                                                                                 17,200 (a)                   1,289,312

Alpharma, Cl. A                                                                            44,030                       1,382,542

Barr Laboratories                                                                          10,200 (a)                     854,148

Cooper Cos.                                                                                34,900                       1,780,249

Diagnostic Products                                                                        24,300                         953,775

IDEXX Laboratories                                                                         45,860 (a)                   1,109,353

LifePoint Hospitals                                                                        13,500 (a)                     577,665

Medicis Pharmaceutical, Cl. A                                                              11,520 (a)                     565,747

Mentor                                                                                     19,800                         594,000

NBTY                                                                                       61,900 (a)                   1,068,394

Orthodontic Centers of America                                                             31,700 (a)                     876,505

Patterson Dental                                                                           58,660 (a)                   2,011,451

Priority Healthcare, Cl. B                                                                 54,900 (a)                   1,386,225

Rightchoice Managed Care                                                                   17,900 (a)                     826,801

STERIS                                                                                     55,700 (a)                   1,205,348

Syncor International                                                                       27,600 (a)                   1,008,504

Universal Health Services, Cl. B                                                           30,200 (a)                   1,428,460

Varian Medical Systems                                                                     20,700 (a)                   1,366,200

                                                                                                                       20,284,679

INTEREST SENSITIVE--11.2%

Actrade Financial Technologies                                                             18,800 (a)                     430,708



MPAM SMALL CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                 Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Allied Capital                                                                             40,890                         965,004

Banco Latinoamericano de
    Exportaciones, Cl. E                                                                   39,900                       1,302,735

BlackRock                                                                                  30,400 (a)                   1,156,720

Commerce Bancorp                                                                           27,400                       1,850,870

Cullen/Frost Bankers                                                                       65,490                       2,341,268

DVI                                                                                        23,600 (a)                     406,392

Eaton Vance                                                                                40,780                       1,349,818

Fremont General                                                                            85,400                         500,444

iStar Financial                                                                            42,200                       1,136,446

MeriStar Hospitality                                                                       29,210                         601,726

NCO Group                                                                                  41,900 (a)                     858,950

Radian Group                                                                               33,000                       1,323,630

RenaissanceRe Holdings                                                                     18,550                       1,323,543

Webster Financial                                                                          41,730                       1,357,060

                                                                                                                       16,905,314

PRODUCER GOODS--17.8%

Alliant Techsystems                                                                        10,400 (a)                   1,082,120

Arkansas Best                                                                              32,000 (a)                     850,240

Astec Industries                                                                           55,340 (a)                     968,450

Baldor Electric                                                                            13,300                         288,078

Cambrex                                                                                    33,900                       1,517,703

Hughes Supply                                                                              39,100                       1,069,385

Ivex Packaging                                                                             46,600 (a)                     850,450

Lone Star Technologies                                                                     17,600 (a)                     372,944

Lubrizol                                                                                   25,100                         903,098

M.D.C. Holdings                                                                            15,400                         469,700

Manitowoc                                                                                  37,930                       1,086,694

Massey Energy                                                                              48,000                         943,200

NCI Building Systems                                                                       73,330 (a)                   1,129,282

NVR                                                                                         4,500 (a)                     724,500

OM Group                                                                                   25,400                       1,653,794

Reliance Steel & Aluminum                                                                  59,410                       1,604,070

Roadway                                                                                    64,000                       1,838,720

Shaw Group                                                                                 39,000 (a)                   1,066,650

Snap-On                                                                                    20,400                         519,384

Standard Pacific                                                                           19,100                         448,277

Stanley Works                                                                              27,400                       1,147,786

PRODUCER GOODS (CONTINUED)

Stewart & Stevenson Services                                                               39,200                       1,076,432

Stillwater Mining                                                                          27,200 (a)                     712,640

Teekay Shipping                                                                            29,800                       1,069,820

Terex                                                                                      54,360 (a)                   1,204,618

United Stationers                                                                          50,500 (a)                   1,591,255

Walter Industries                                                                          43,700                         498,180

Woodward Governor                                                                           4,400                         316,580

                                                                                                                       27,004,050

SERVICES--9.2%

Armor Holdings                                                                             66,460 (a)                   1,016,838

Audiovox, Cl. A                                                                           114,600 (a)                   1,002,750

BARRA                                                                                      17,200 (a)                     837,640

Brightpoint                                                                               128,200 (a)                     460,238

Consolidated Graphics                                                                      61,700 (a)                   1,304,955

Copart                                                                                     46,700 (a)                   1,150,221

Corinthian Colleges                                                                        12,400 (a)                     487,940

Cox Radio, Cl. A                                                                           35,770 (a)                     894,608

Deluxe                                                                                     15,300                         502,146

Dollar Thrifty Automotive Group                                                            42,400 (a)                     742,000

Entercom Communications                                                                     8,740 (a)                     365,594

Galileo International                                                                      32,500                       1,010,750

Lightbridge                                                                                35,300 (a)                     413,010

Perot Systems, Cl. A                                                                       30,000 (a)                     432,000

R. H. Donnelley                                                                            41,400 (a)                   1,242,000

Stewart Enterprises, Cl. A                                                                112,300 (a)                     844,496

Tetra Tech                                                                                 52,800 (a)                   1,266,144

                                                                                                                       13,973,330

TECHNOLOGY--13.5%

Activision                                                                                 19,400 (a)                     718,770

Aeroflex                                                                                   24,400 (a)                     215,940

Amphenol, Cl. A                                                                            14,800 (a)                     598,364

Anixter International                                                                      47,300 (a)                   1,472,449

Axcelis Technologies                                                                       75,000 (a)                   1,046,250

CACI International, Cl. A                                                                  46,400 (a)                   1,841,616

Catapult Communications                                                                    16,900 (a)                     306,735

Cerner                                                                                     27,500 (a)                   1,333,475

Checkpoint Systems                                                                         60,500 (a)                     747,175

Coherent                                                                                   36,400 (a)                   1,288,560

                                                                                                                        The Funds




MPAM SMALL CAP STOCK FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                   Shares                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Cohu                                                                                       19,700                         391,833

ESS Technology                                                                             82,300 (a)                   1,098,705

Electro Scientific Industries                                                              26,800 (a)                     750,400

General Cable                                                                              36,900                         558,666

General Semiconductor                                                                      40,600 (a)                     525,770

Global Imaging Systems                                                                     42,700 (a)                     683,200

Integrated Silicon Solution                                                                27,700 (a)                     419,101

KEMET                                                                                      28,200 (a)                     513,240

Mercury Computer Systems                                                                   17,100 (a)                     465,120

Merix                                                                                      31,300 (a)                     602,838

National Instruments                                                                       15,600 (a)                     489,372

Nu Horizons Electronics                                                                    83,100 (a)                     725,463

Planar Systems                                                                             33,600 (a)                     890,400

Read-Rite                                                                                  49,500 (a)                     232,650

Rudolph Technologies                                                                        8,900 (a)                     320,400

Silicon Storage Technology                                                                 28,300 (a)                     247,059

Tollgrade Communications                                                                   14,400 (a)                     312,480

Trimble Navigation                                                                         45,300 (a)                     747,450

Varian Semiconductor Equipment                                                             15,600 (a)                     536,640

Vialta, Cl. A                                                                              97,279 (a)                      34,047

Vicor                                                                                      16,000 (a)                     325,760

                                                                                                                       20,439,928

UTILITIES--1.8%

Cleco                                                                                      42,200                         919,960

Public Service Company of New Mexico                                                       50,900                       1,445,560

Telemig Celular Participacoes, ADR                                                          7,200                         196,200

Tele Nordeste Celular Participacoes, ADR                                                    8,700                         200,187

                                                                                                                        2,761,907

TOTAL COMMON STOCKS

    (cost $134,278,775)                                                                                               145,280,926
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
SHORT-TERM INVESTMENTS--4.1%                                                            Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Salomon Smith Barney, Tri-Party Repurchase
  Agreement, 3.68% dated 8/31/2001,
  due 9/4/2001 in the amount of
  $6,152,515 (fully collateralized by
  $6,297,000 Federal Home Loan
  Mortgage Corp. Discount Notes,
  10/9/2001, value $6,273,512)
    (cost $6,150,000)                                                                   6,150,000                       6,150,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
    (cost $140,428,775)                                                                    100.0%                     151,430,926

CASH AND RECEIVABLES (NET)                                                                    .0%                          10,517

NET ASSETS                                                                                 100.0%                     151,441,443

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF INVESTMENTS

August 31, 2001

MPAM INTERNATIONAL FUND
--------------------------------------------------------------------------------

COMMON STOCKS--94.3%                                 Shares          Value ($)
--------------------------------------------------------------------------------

AUSTRALIA--2.7%

Goodman Fielder                                   2,185,717          1,438,350

National Australia Bank                             314,642          5,543,753

Santos                                            1,070,264          3,631,722

                                                                    10,613,825

BELGIUM--1.3%

Dexia                                               328,160          5,230,301

Dexia (Strip VVPR)                                  199,820 (a)          1,822

                                                                     5,232,123

FINLAND--.9%

Kesko, Cl. B                                        215,136          1,798,796

Sampo, Cl. A                                        204,410          1,733,344

                                                                     3,532,140

FRANCE--8.0%

Air France                                          136,874          2,262,655

Alstom                                               80,410          2,195,136

Assurances Generales de France                       51,623          2,819,484

BNP Paribas                                          65,284          6,012,121

Bongrain                                             33,963          1,415,213

Compagnie de Saint-Gobain                            17,347          2,673,072

Compagnie Generale des
    Etablissements Michelin, Cl. B                  126,124          3,961,745

L' Air Liquide                                            1                142

Societe Generale, Cl. A                              22,989          1,358,297

TotalFinaElf, ADR                                    94,611          6,987,022

Usinor                                              194,234          2,173,049

                                                                    31,857,936

GERMANY--7.9%

Bayer                                               148,163          4,755,345

Bayerische Hypo- und Vereinsbank                     56,940          2,383,031

Commerzbank                                         177,650          4,446,386

Deutsche Lufthansa                                  166,666          2,644,209

Deutsche Post                                       301,460          4,480,401

E.On                                                130,165          7,156,672

MG Technologies                                     153,614          1,148,535

Merck KGaA                                           29,725          1,162,730

Volkswagen                                           72,407          3,208,606

                                                                    31,385,915

GREECE--.6%

Hellenic Telecommunications
    Organization, ADR                               300,000          2,436,000

HONG KONG--1.4%

Hongkong Electric                                   801,152          3,045,483

Swire Pacific                                       519,000          2,521,872

                                                                     5,567,355

IRELAND--1.5%

Bank of Ireland                                     626,160          5,947,977

ITALY--5.5%

Banca Popolare di
    Bergamo-Credito Varesino                        176,443          3,082,153

ENI                                                 532,054          7,076,060

Finmeccanica                                      4,611,790 (a)      3,940,113

Sanpaolo IMI                                        209,617          2,638,342

Telecom Italia                                    1,127,528          5,335,735

                                                                    22,072,403

JAPAN--20.4%

AIFUL                                                47,650          4,306,484

Aioi Insurance                                       40,000            148,105

CANON                                               183,000          5,513,022

Credit Saison                                       313,700          7,259,435

FUJI MACHINE MANUFACTURING                          117,000          1,580,216

HONDA MOTOR                                         112,000          4,043,253

KONAMI                                               59,700          1,883,915

LAWSON                                               75,700          2,637,253

MABUCHI MOTOR                                        49,800          4,488,223

MINEBEA                                             524,000          2,941,120

MURATA MANUFACTURING                                 24,300          1,451,845

Marubeni                                          1,923,000 (a)      2,928,960

Matsumotokiyoshi                                    111,700          4,577,599

NIPPON TELEGRAPH AND TELEPHONE                          100            454,412

NISSAN MOTOR                                        603,000          3,521,538

Nippon Express                                    1,201,000          5,285,674

Nishimatsu Construction                             542,000          2,686,397

ORIX                                                  1,500            149,325

RINNAI                                              215,600          4,698,986

ROHM                                                 16,500          1,820,297

SHOHKOH FUND & CO.                                   12,830          1,530,941

Seventy-Seven Bank                                  554,000          3,170,110

Shin-Etsu Chemical                                  112,000          3,468,339

Sumitomo Bakelite                                   305,000          1,763,243

TDK                                                  51,200          2,671,267

Takeda Chemical Industries                           90,000          3,703,455

Yamaha Motor                                        162,000          1,169,656

Yamanouchi Pharmaceutical                            59,000          1,407,540

                                                                    81,260,610

NETHERLANDS--8.1%

ABN AMRO                                            315,514          5,828,512

Akzo Nobel                                           81,636          3,625,019

Buhrmann                                            163,791          1,366,503

Fortis                                              241,247          6,808,041

                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)


MPAM INTERNATIONAL FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                 Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS (CONTINUED)

Hunter Douglas                                                                            123,711                       3,209,151

Koninklijke (Royal) Philips
    Electronics, ADR                                                                      136,830                       3,662,939

Stork                                                                                     209,359                       2,042,561

Vedior                                                                                    283,826                       3,506,639

Wolters Kluwer                                                                            104,400                       2,237,010

                                                                                                                       32,286,375

NEW ZEALAND--.5%

Telecom Corporation of New Zealand                                                        970,666                       2,155,349

NORWAY--.5%

Statoil                                                                                   250,500                       1,758,054

PORTUGAL--1.4%

Electricidade de Portugal                                                                 945,360                       2,456,641

Portugal Telecom                                                                          511,319                       3,272,869

                                                                                                                        5,729,510

SINGAPORE--2.2%

Creative Technology                                                                       220,600                       1,577,290

DBS                                                                                       798,840                       6,288,633

Oversea-Chinese Banking                                                                   122,000                         771,131

                                                                                                                        8,637,054

SPAIN--4.4%

Banco Popular Espanol                                                                     104,672                       3,851,956

Endesa                                                                                    439,151                       7,307,626

Repsol YPF, ADR                                                                           388,251                       6,565,324

                                                                                                                       17,724,906

SWEDEN--1.3%

Autoliv                                                                                   161,217                       3,191,710

Investor, Cl. B                                                                           173,158                       2,055,204

                                                                                                                        5,246,914

SWITZERLAND--6.7%

Barry Callebaut                                                                            20,890                       2,764,058

Clariant                                                                                  131,790                       2,425,437

Forbo                                                                                       1,616                         602,586

Givaudan                                                                                    9,048                       2,786,177

Novartis                                                                                  101,040                       3,697,771

Swisscom                                                                                   12,697                       3,657,823

UBS                                                                                       141,579                       6,931,215

Zurich Financial Services                                                                  13,770                       3,904,827

                                                                                                                       26,769,894

UNITED KINGDOM--19.0%

Allied Domecq                                                                             807,029                       4,759,542

BAE SYSTEMS                                                                             1,238,652                       5,952,293

BOC                                                                                       304,486                       4,544,773

Barclays                                                                                  217,097                       6,607,256

Bunzl                                                                                     946,889                       6,266,918

Celltech                                                                                        1 (a)                          14

Diageo                                                                                    452,846                       4,583,069

Enterprise Oil                                                                            554,872                       4,767,227

Morgan Crucible                                                                         1,451,205                       5,514,935

Rexam                                                                                   1,360,044                       7,030,761

Rio Tinto                                                                                 248,304                       4,483,596

Royal & Sun Alliance Insurance                                                          1,008,614                       7,035,282

Royal Bank Of Scotland                                                                          1                              25

Royal Bank Of Scotland
    (Value Shares)                                                                              1                               1

Scottish & Southern Energy                                                                400,300                       3,870,568

Tomkins                                                                                   269,478                         714,193

Unilever                                                                                  616,412                       5,278,001

Wolseley                                                                                  601,014                       4,494,134

                                                                                                                       75,902,588

TOTAL COMMON STOCKS

    (cost $399,405,339)                                                                                               376,116,928
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
SHORT-TERM INVESTMENTS--2.7%                                                            Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

  Salomon Smith Barney,
  Tri-Party Repurchase Agreement
  3.58% dated 8/31/2001,
  due 9/4/2001 in the amount of
  $10,704,256 (fully collateralized
  by $11,235,000 U.S. Treasury Bills,
  3.34% due 12/27/2001,
  value $11,117,033)

    (cost $10,700,000)                                                                 10,700,000                      10,700,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $410,105,339)                                                                     97.0%                     386,816,928

CASH AND RECIEVABLES (NET)                                                                   3.0%                      11,969,655

NET ASSETS                                                                                 100.0%                     398,786,583

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS

August 31, 2001


MPAM EMERGING MARKETS FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--91.7%                                                                       Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.8%

Banco Hipotecario                                                                          33,500 (a)                     167,853

Telecom Argentina Stet--
    France Telecom, ADR                                                                    31,063                         301,311

                                                                                                                          469,164

BRAZIL--8.2%

Companhia de Saneamento Basico do

    Estado de Sao Paulo                                                                     8,190                         534,616

Companhia Vale do Rio Doce, ADR                                                            27,950                         562,075

Petroleo Brasileiro, ADR                                                                   34,114                         767,565

Tele Celular Sul Participacoes, ADR                                                        20,100                         257,079

Tele Norte Leste Participacoes, ADR                                                        39,100                         426,190

Telecomunicacoes Brasileiras,
    ADR (PFD Block)                                                                        25,950                         850,122

Ultrapar Participacoes, ADR                                                                41,250                         288,750

Unibanco, GDR                                                                              21,150                         412,848

Votorantim Celulose e Papel, ADR                                                           26,900                         385,208

                                                                                                                        4,484,453

CHILE--1.8%

Compania de Telecomunicaciones
    de Chile, ADR                                                                          39,000 (a)                     494,130

Quinenco, ADR                                                                              67,900 (a)                     515,361

                                                                                                                        1,009,491

CHINA--3.3%

Guangshen Railway, Cl. H                                                                1,334,000                         203,526

PetroChina, ADR                                                                            18,200                         372,190

Qingling Motors, Cl. H                                                                  2,253,000                         303,296

Shandong International Power
    Development, Cl. H                                                                  1,581,000                         320,262

Sinopec Yizheng Chemical
    Fibre, Cl. H                                                                        2,629,000                         293,242

Zhejiang Expressway, Cl. H                                                              1,648,000                         333,834

                                                                                                                        1,826,350

CROATIA--1.2%

Pliva d.d., GDR                                                                            64,200 (b)                     656,124

CZECH REPUBLIC--.3%

CEZ                                                                                        67,000                         138,716

EGYPT--3.3%

Commercial International Bank, GDR                                                         66,300 (b)                     573,495

Misr International Bank, GDR                                                               79,950 (b)                     309,806

Orascom Construction Industries                                                            30,375 (a)                     241,871

EGYPT (CONTINUED)

Paints & Chemical Industries, GDR                                                          75,400 (b)                      96,135

Suez Cement, GDR                                                                           70,400 (b)                     596,640

                                                                                                                        1,817,947

GREECE--1.5%

Hellenic Telecommunications
    Organization                                                                           29,200                         481,905

Hellenic Telecommunications
    Organization, ADR                                                                      42,000                         341,040

                                                                                                                          822,945

HONG KONG--2.6%

Brilliance China Automotive                                                             1,759,000                         304,450

CNOOC, ADR                                                                                 14,600                         289,664

China Pharmaceutical
    Enterprise and Investment                                                           1,596,000 (a)                     141,188

Hengan International                                                                    1,119,000                         243,891

Mandarin Oriental International                                                           306,500                         159,380

Shanghai Industrial                                                                       178,000                         276,135

                                                                                                                        1,414,708

HUNGARY--3.2%

EGIS                                                                                        9,778                         411,653

MOL Magyar Olaj-es Gazipari                                                                31,500                         466,986

Magyar Tavkozlesi                                                                         163,500                         416,531

OTP Bank                                                                                    7,850                         415,224

Pick Szeged                                                                                 4,919 (a)                      49,560

                                                                                                                        1,759,954

INDIA--10.7%

BSES, GDR                                                                                  26,000 (b)                     344,500

Bajaj Auto, GDR                                                                            92,500 (b)                     635,937

Gas Authority of India, GDR                                                                81,500 (a,b)                   641,812

Grasim Industries, GDR                                                                     25,300 (b)                     173,938

ICICI, ADR                                                                                 36,900                         260,883

Indian Hotels, GDR                                                                         71,700 (b)                     342,368

Mahanagar Telephone Nigam, GDR                                                            215,050 (b)                   1,118,260

Mahindra & Mahindra, GDR                                                                  219,100 (b)                     361,515

State Bank of India, GDR                                                                   54,000 (b)                     488,700

Tata Engineering &
    Locomotive, GDR                                                                       266,600 (b)                     439,890

Videsh Sanchar Nigam, ADR                                                                  94,075                       1,071,514

                                                                                                                        5,879,317

                                                                                                                 The Funds



MPAM EMERGING MARKETS FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDONESIA--2.0%

 PT Indah Kiat Pulp & Paper                                                              5,527,500 (a,c)                    98,232

PT Indofood Sukses Makmur                                                               4,027,000                         363,509

PT Indosat, ADR                                                                            26,700                         269,136

PT Telekomunikasi Indonesia, ADR                                                           54,500                         358,065

                                                                                                                        1,088,942

ISRAEL--3.0%

AudioCodes                                                                                 60,700 (a)                     244,621

Bank Hapoalim                                                                             450,400                       1,025,077

ECI Telecom                                                                                90,600                         362,400

                                                                                                                        1,632,098

MALAYSIA--3.5%

Berjaya Sports Toto                                                                       352,000                         457,600

Genting                                                                                   193,000                         533,289

Perusahaan Otomobil Nasional                                                               35,000                          61,711

Petronas Gas                                                                              154,000                         249,237

Sime Darby                                                                                494,000                         618,800

                                                                                                                        1,920,637

MEXICO--9.1%

Alfa, Ser. A                                                                              462,200                         622,627

Apasco                                                                                    122,000                         622,922

Consorcio ARA                                                                             149,400 (a)                     227,224

Controladora Comercial Mexicana                                                             5,300                          94,075

Controladora Comercial Mexicana, GDR                                                      355,500                         314,756

Desc, Ser. B                                                                            1,258,500                         649,416

Grupo Continental                                                                         195,700                         297,643

Kimberly Clark de Mexico, Ser. A                                                          335,200                       1,046,931

Pepsi-Gemex, GDR                                                                           68,100 (a)                     412,005

Telefonos de Mexico, ADR                                                                   18,900                         689,094

                                                                                                                        4,976,693

PANAMA--.9%

Banco Latinoamericano de
    Exportaciones, Cl. E                                                                   15,600                         509,340

PHILIPPINES--3.1%

Bank of the Philippine Islands                                                             92,900                         112,026

First Philippine                                                                          100,000 (a)                      56,863

La Tondena Distillers                                                                     173,500                          88,451

Manila Electric, Cl. B                                                                    845,400                         737,653

Philippine Long Distance Telephone, ADR                                                    51,200                         488,960

San Miguel, Cl. B                                                                          96,200                         104,688

Universal Robina                                                                        1,017,500                          93,770

                                                                                                                        1,682,411

POLAND--2.2%

KGHM Polska Miedz                                                                         141,750                         521,631

Polski Koncern Naftowy Orlen                                                               97,854                         410,880

Powszechny Bank Kredytowy                                                                  14,200                         276,349

                                                                                                                        1,208,860

RUSSIA--.9%

LUKOIL, ADR                                                                                11,100                         492,563

SOUTH AFRICA--7.1%

ABSA                                                                                       82,500                         381,275

Aveng                                                                                     150,000                         151,977

Edgars Consolidated Stores                                                                 50,550                         194,681

Foschini                                                                                  287,287                         262,816

Metro Cash and Carry                                                                    1,266,425 (a)                     255,122

Murray & Roberts                                                                          136,700 (a)                     121,492

Nampak                                                                                    501,110                         742,271

Nedcor                                                                                     33,900                         591,326

Sage                                                                                      176,634                         197,800

Steinhoff International                                                                   216,400                         185,915

Tiger Brands                                                                               75,500                         550,226

Woolworths                                                                                537,600                         249,089

                                                                                                                        3,883,990

SOUTH KOREA--12.1%

Cheil Communications                                                                        3,900                         297,680

Cheil Jedang                                                                                7,000                         210,547

H&CB, ADR                                                                                  43,049                         469,234

Kookmin Bank                                                                               28,500                         382,969

Kookmin Bank, GDR                                                                           6,600 (b)                      85,800

Korea Electric Power                                                                       52,000                         920,156

Korea Electric Power, ADR                                                                  50,750                         503,947

Korea Fine Chemical                                                                         9,680                         149,737

Korea Telecom, ADR                                                                         25,600                         532,224

Pohang Iron & Steel                                                                         3,010                         212,816

Pohang Iron & Steel, ADR                                                                   46,900                         816,529

SK                                                                                         93,900                         953,672

SK Telecom, ADR                                                                            12,200                         233,996

Samsung                                                                                    77,930                         390,868

Samsung Electronics                                                                         1,010                         149,922

Samsung Electronics, GDR                                                                    4,500 (b)                     360,000

                                                                                                                        6,670,097

TAIWAN--6.2%

Advanced Semiconductor Engineering                                                        953,220 (a)                     530,027

Bank Sinopac                                                                               25,000 (a)                      10,824




MPAM EMERGING MARKETS FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TAIWAN (CONTINUED)

China Steel                                                                               931,130                         331,680

China Steel, ADR                                                                           12,360 (b)                      87,262

Compal Electronics                                                                        164,000                         149,134

Compal Electronics, GDR                                                                    40,362                         193,334

D-Link                                                                                    115,000                         115,566

D-Link, GDR                                                                                30,245                         154,249

Elan Microelectronics                                                                     320,800                         268,495

Nan Ya Plastic                                                                            794,850                         610,006

Nien Hsing Textile                                                                        302,600 (a)                     225,219

Standard Foods Taiwan                                                                     517,520                         131,141

Standard Foods Taiwan, GDR                                                                  2,154 (b)                       2,639

Taiwan Semicondutor Manufacturing                                                         308,600 (a)                     571,978

                                                                                                                        3,381,554

THAILAND--1.4%

Hana Microelectronics                                                                      98,000                         145,721

Saha-Union                                                                                402,100                         118,668

Thai Farmers Bank                                                                       1,046,500 (a)                     528,595

                                                                                                                          792,984

TURKEY--1.6%

Akcansa Cimento                                                                        34,709,500                         172,281

Hurriyet Gazetecilik ve Matbaacilik                                                   147,697,713 (a)                     250,655

Turcell Iletisim Hizmetleri, ADR                                                           49,344                          44,410

Turk Ekonomi Bankasi, GDR                                                                  81,100 (a)                     119,623

Uzel Makina Sanayii, ADR                                                                   24,600 (a)                      17,835

Yapi ve Kredi Bankasi                                                                 123,322,200 (a)                     279,050

                                                                                                                          883,854

UNITED KINGDOM--1.7%

Old Mutual                                                                                175,200                         352,712

South African Breweries                                                                    76,500                         569,250

                                                                                                                          921,962

TOTAL COMMON STOCKS

    (cost $53,926,514 )                                                                                                50,325,154


PREFERRED STOCKS--1.7%


BRAZIL:

Companhia Energetica de Minas Gerais                                                       75,217                         811,675

Petroleo Brasileiro                                                                         5,400                         115,744

TOTAL PREFERRED STOCKS

    (cost $1,053,469)                                                                                                     927,419
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
SHORT-TERM INVESTMENTS--4.0%                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Salomon Smith Barney Tri-Party
  Repurchase Agreement 3.58% dated
  8/31/2001, due 9/4/2001 in the
  amount of $2,200,875 (fully
  collateralized by $2,025,000
  U.S. Treasury Bills, 3.34% due
  12/27/2001, value $2,226,375)

    (cost $2,200,000)                                                                   2,200,000                       2,200,000
                                                                                                                                   -

TOTAL INVESTMENTS (cost $57,179,983)                                                        97.4%                      53,452,573

CASH AND RECEIVABLES (NET)                                                                   2.6%                       1,411,547

NET ASSETS                                                                                 100.0%                      54,864,120

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31,
     2001, THESE SECURITIES AMOUNTED TO $7,314,821 OR APPROXIMATELY 13.3% OF NET
     ASSETS.

(C)  SECURITY RESTRICTED AS TO PUBLIC RESALE. INVESTMENT IN THE RESTRICTED
     SECURITY, WITH AN AGGREGATE VALUE OF $98,232 REPRESENTING APPROXIMATELY .2%
     OF NET ASSETS IS AS FOLLOWS:

                              Acquisition           Purchase
Issuer                           Date               Price ($)      Net Assets (%)      Valuations ($)((+))
---------------------------------------------------------------------------------------------------------

PT Indah Kiat Pulp & Paper  10/2/00-4/24/01         .05797              .2              .01777

((+)) THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER
      THE DIRECTION OF THE BOARD OF TRUSTEES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF INVESTMENTS

August 31, 2001

MPAM BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--39.1%                                                                        Shares                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ALCOHOL & TOBACCO--.7%

Anheuser-Busch Cos.                                                                        25,800                       1,110,432

Philip Morris Cos.                                                                         40,500                       1,919,700

                                                                                                                        3,030,132

CONSUMER CYCLICAL--3.6%

BJ's Wholesale Club                                                                         8,500 (a)                     416,500

Best Buy                                                                                   20,700 (a)                   1,220,886

Costco Wholesale                                                                           27,300 (a)                   1,021,293

Harley-Davidson                                                                            10,500                         510,195

Home Depot                                                                                 52,800                       2,426,160

Johnson Controls                                                                           12,600                         922,950

Kohl's                                                                                     19,100 (a)                   1,060,050

Lowe's Cos.                                                                                46,100                       1,714,920

Marriott International, Cl. A                                                              11,900                         521,815

RadioShack                                                                                 16,300                         381,420

Target                                                                                     37,400                       1,295,910

Wal-Mart Stores                                                                            70,330                       3,379,357

                                                                                                                       14,871,456

CONSUMER STAPLES--2.4%

Archer-Daniels-Midland                                                                      51,135                        686,743

Avon Products                                                                               15,700                        724,241

Coca-Cola                                                                                   32,500                      1,581,775

Estee Lauder Cos., Cl. A                                                                    11,300                        439,005

Fortune Brands                                                                              10,300                        393,975

General Mills                                                                               19,800                        877,932

H. J. Heinz                                                                                 16,500                        745,470

Hershey Foods                                                                                7,800                        502,944

Kraft Foods, Cl. A                                                                           7,600                        245,100

PepsiCo                                                                                     47,580                      2,236,260

Ralston Purina Group                                                                        26,900                        879,092

Wm. Wrigley Jr.                                                                             10,600                        531,484

                                                                                                                        9,844,021

ENERGY--3.3%

Anadarko Petroleum                                                                          14,400                        745,200

Apache                                                                                      12,100                        567,853

BP Amoco, ADR                                                                                9,700                        493,536

El Paso                                                                                     20,645                      1,003,141

Exxon Mobil                                                                                103,500                      4,155,525

Halliburton                                                                                 24,300                        676,998

Kerr-McGee                                                                                  14,340                        837,599

Nabors Industries                                                                          19,200 (a)                     470,784

Noble Drilling                                                                             14,600 (a)                     397,120

ENERGY (CONTINUED)

Phillips Petroleum                                                                         14,400                         828,000

Public Service Enterprise Group                                                            13,400                         620,420

Texaco                                                                                     38,200                       2,660,630

                                                                                                                       13,456,806

HEALTH CARE--5.3%

Abbott Laboratories                                                                         44,100                      2,191,770

American Home Products                                                                      35,000                      1,960,000

AmerisourceBergen                                                                          14,000 (a)                     902,160

Amgen                                                                                      20,800 (a)                   1,337,440

Baxter International                                                                        8,300                         428,280

Cardinal Health                                                                             6,850                         499,639

Elan, ADR                                                                                  10,500 (a)                     545,475

Eli Lilly & Co.                                                                            15,561                       1,208,001

Genentech                                                                                  21,900 (a)                   1,005,210

Genzyme                                                                                    11,600 (a)                     657,024

King Pharmaceuticals                                                                       18,333 (a)                     792,902

Medtronic                                                                                  16,200                         737,748

Pfizer                                                                                    133,375                       5,109,596

Pharmacia                                                                                  40,000                       1,584,000

Quest Diagnostics                                                                          19,300 (a)                   1,209,145

Schering-Plough                                                                            14,100                         537,633

UnitedHealth Group                                                                         11,500                         782,690

Waters                                                                                     12,300 (a)                     407,499

                                                                                                                       21,896,212

INTEREST SENSITIVE--8.7%

ACE                                                                                        16,300                         540,671

Ambac Financial Group                                                                      12,550                         742,960

American International Group                                                               41,596                       3,252,807

BB&T                                                                                       11,900                         437,682

Bank of America                                                                            41,700                       2,564,550

CIGNA                                                                                      11,300                       1,017,000

Charter One Financial                                                                      11,400                         332,880

Citigroup                                                                                  99,766                       4,564,295

Fannie Mae                                                                                 34,000                       2,591,140

First Union                                                                                25,900 (a)                     891,478

FleetBoston Financial                                                                      48,240                       1,776,679

General Electric                                                                          166,300                       6,814,974

Hartford Financial Services Group                                                          15,000                         972,000

Lehman Brothers Holdings                                                                   12,300                         807,495

MBNA                                                                                       48,550                       1,687,598

MGIC Investment                                                                             9,400                         657,060


MPAM BALANCED FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)                                                                  Shares                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Morgan Stanley Dean Witter & Co.                                                            8,100                         432,135

Providian Financial                                                                        28,500                       1,113,210

St. Paul Cos.                                                                              14,400                         605,232

SouthTrust                                                                                 17,070                         415,825

U.S. Bancorp                                                                               76,076                       1,844,082

Washington Mutual                                                                          48,050                       1,798,992

                                                                                                                        35,860,745

INTERNET--.8%

AOL Time Warner                                                                            84,050 (a)                   3,139,268

PRODUCER GOODS
    & SERVICES--3.4%

Air Products & Chemicals                                                                   18,200                         771,680

Alcoa                                                                                      20,800                         792,896

American Standard Cos.                                                                      5,100 (a)                     356,235

Canadian National Railway                                                                  11,400                         495,900

Canadian Pacific                                                                            9,100                         330,330

Caterpillar                                                                                11,600                         580,000

Eastman Chemical                                                                           13,400                         519,786

General Dynamics                                                                            5,500                         434,280

Honeywell International                                                                    18,200                         678,132

International Paper                                                                        17,900                         718,148

Lockheed Martin                                                                            23,900                         952,654

Minnesota Mining & Manufacturing                                                           12,300                       1,280,430

Norfolk Southern                                                                           17,200                         320,264

Tidewater                                                                                  12,500                         388,875

Tyco International                                                                         56,600                       2,940,370

United Parcel Service, Cl. B                                                               11,900                         657,237

United Technologies                                                                        14,600                         998,640

Westvaco                                                                                   20,900                         636,405

                                                                                                                       13,852,262

SERVICES--1.9%

AT&T Wireless Services                                                                     31,100 (a)                     482,050

Clear Channel Communications                                                               16,764 (a)                     842,726

Electronic Data Systems                                                                    16,800                         990,864

First Data                                                                                 14,700                         967,995

General Motors, Cl. H                                                                      23,100                         430,815

Omnicom Group                                                                              11,800                         917,922

Viacom, Cl. B                                                                              39,191 (a)                   1,661,698

Western Wireless, Cl. A                                                                    15,000 (a)                     463,950

Walt Disney                                                                                48,200                       1,225,726

                                                                                                                        7,983,746

TECHNOLOGY--6.4%

Altera                                                                                     20,300 (a)                     576,520

Amdocs                                                                                     10,000 (a)                     383,000

Analog Devices                                                                             15,400 (a)                     735,812

Celestica                                                                                   9,000 (a)                     327,600

Cisco Systems                                                                             100,500 (a)                   1,641,165

Danaher                                                                                     7,600                         422,332

Dell Computer                                                                              61,000 (a)                   1,304,180

EMC                                                                                        54,700 (a)                     845,662

Harris                                                                                     22,500                         659,925

Intel                                                                                     120,600                       3,371,976

International Business Machines                                                            32,700                       3,270,000

Lam Research                                                                               12,300 (a)                     348,213

Lexmark International Group                                                                11,100 (a)                     577,755

Linear Technology                                                                          14,500                         595,660

Maxim Integrated Products                                                                  12,000 (a)                     554,520

Microsoft                                                                                 100,800 (a)                   5,750,640

Nokia, ADR                                                                                 28,800                         453,312

Oracle                                                                                     98,400 (a)                   1,201,464

SPX                                                                                         3,000                         348,750

Semtech                                                                                    11,900 (a)                     444,227

Siebel Systems                                                                             21,100 (a)                     455,760

Solectron                                                                                  36,600 (a)                     497,760

Sun Microsystems                                                                           18,100 (a)                     207,245

Tech Data                                                                                  14,900 (a)                     609,410

Texas Instruments                                                                          16,000                         529,600

Vishay Intertechnology                                                                     14,800 (a)                     345,284

                                                                                                                       26,457,772

UTILITIES--2.6%

Calpine                                                                                    28,400 (a)                     937,768

Exelon                                                                                     20,200                       1,102,920

PPL                                                                                        16,500                         715,275

Qwest Communications International                                                         43,876 (a)                     943,334

Reliant Energy                                                                             25,100                         754,506

SBC Communications                                                                         63,907                       2,614,435

Telefonos de Mexico, Cl. L, ADR                                                            17,700                         645,342

Verizon Communications                                                                     46,100                       2,305,000

WorldCom                                                                                   72,000 (a)                     925,920

                                                                                                                       10,944,500

TOTAL COMMON STOCKS

    (cost $130,539,864)                                                                                               161,336,920

                                                                                                                 The Funds

MPAM BALANCED FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
BONDS AND NOTES--47.2%                                                                 Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET BACKED--1.7%

Citibank Credit Card Master Trust I,

    Ser. 1999-1, Cl. A, 5.5%, 2006                                                      3,000,000                       3,077,280

MBNA Master Credit Card Trust,

    Ser. 1998-J, Cl. A, 5.25%, 2006                                                     3,750,000                       3,832,484

                                                                                                                        6,909,764

BANKING--1.8%

BSCH Issuances,

    Sub. Notes, 7.625%, 2010                                                            1,875,000                       2,003,794

FleetBoston Financial,

    Notes, 6.375%, 2008                                                                 1,450,000                       1,474,966

HSBC Bank,

    Notes, 7.65%, 2007                                                                  2,000,000                       2,211,696

U.S. Bank, N.A.

    Sub. Notes, 6.375%, 2011                                                            1,885,000                       1,925,271

                                                                                                                        7,615,727

BROKERAGE FIRM--.2%

Lehman Brothers,

    Notes, 6.25%, 2006                                                                    875,000                         897,642

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--2.6%

Asset Securization:

    Ser. 1995-MD IV, Cl. A1,
        7.1%, 2029                                                                      2,345,186                       2,485,217

    Ser. 1997-D4, Cl. ACS1,
        1.535%, 2029

        (Interest Only Obligation)                                                      9,350,368 (b,c)                    90,582

Federal Home Loan Mortgage Corp.,

    Ser. 1552, Cl. H, 6.75%, 2022                                                       5,606,000                       5,780,038

GS Mortgage Securities II,

    Ser. 1998-GLII, Cl. A2,
    6.562%, 2031                                                                        2,375,000                       2,466,651

                                                                                                                       10,822,488

ELECTRIC--.8%

DTE Energy,

    Sr. Notes, 6.45%, 2006                                                              1,400,000                       1,447,972

Dominion Resources,

    Sr. Notes, 7.6%, 2003                                                               1,700,000                       1,789,967

                                                                                                                        3,237,939

ENERGY--.7%

Coastal,

    Notes, 7.75%, 2010                                                                    950,000                         998,700

Transocean Sedco Forex,

    Notes, 6.625%, 2011                                                                 1,950,000                       1,962,810

                                                                                                                        2,961,510

FINANCE--3.0%

Citigroup,

    Notes, 5.5%, 2006                                                                   1,750,000                       1,764,761

Countrywide Home Loan,

    Notes, 5.5%, 2006                                                                   1,300,000                       1,301,287

EOP Operating,

    Notes, 7%, 2011                                                                     1,980,000                       2,036,149

Ford Motor Credit,

    Notes, 6.875%, 2006                                                                 1,700,000                       1,758,609

General Electric Capital,

    Notes, 5.375%, 2004                                                                 1,750,000                       1,790,749

Household Finance,

    Notes, 6.75%, 2011                                                                  1,750,000                       1,804,724

Wells Fargo,

    Sub. Notes, 6.375%, 2011                                                            1,800,000                       1,825,441

                                                                                                                       12,281,720

INSURANCE--.5%

American General,

    Notes, 6.625%, 2029                                                                 2,000,000                       1,969,428

MEDIA--1.9%

Clear Channel Communications,

    Sr. Notes, 7.65%, 2010                                                              1,700,000                       1,813,038

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                             1,950,000                       2,000,023

Cox Radio,

    Sr. Notes, 6.625%, 2006                                                             1,950,000                       1,989,673

Time Warner,

    Notes, 6.95%, 2028                                                                  1,950,000                       1,881,694

                                                                                                                        7,684,428

METALS--.3%

Alcoa,

    Notes, 6.5%, 2011                                                                   1,100,000                       1,141,110

OTHER--1.2%

Calpine Corp,

    Sr. Notes, 8.5%, 2011                                                               1,950,000                       1,989,681

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              1,950,000                       2,010,557

United Mexican States,

    Bonds, 9.875%, 2007                                                                   975,000                       1,082,250

                                                                                                                        5,082,488

RETAIL--.6%

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   2,500,000                       2,451,240




MPAM BALANCED FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
BONDS AND NOTES (CONTINUED)                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--.6%

AOL Time Warner,

    Notes, 6.75%, 2011                                                                  1,650,000                       1,693,034

Quest Diagnostic,

    Notes, 7.5%, 2011                                                                     650,000                         677,169

                                                                                                                        2,370,203

TECHNOLOGY--.4%

Lucent Technologies,

    Deb., 6.45%, 2029                                                                   2,350,000                       1,609,750

TELECOMMUNICATIONS--.4%

Qwest Capital Funding,

    Bonds, 7.75%, 2031                                                                  1,700,000 (d)                   1,699,334

U.S. GOVERNMENT & AGENCIES/
    MORTGAGED-BACKED--30.5%

Federal Home Loan Mortgage Corp.:

    Bonds, 4.75%, 6/28/2004                                                             7,250,000                       7,322,500

    Notes, 5.25%, 1/15/2006                                                               500,000                         507,345

    Bonds, 5.5%, 9/1/2006                                                               4,056,744                       4,116,298

    Notes, 5.75%, 4/15/2008                                                             2,000,000                       2,056,592

    Bonds, 5.75%, 7/1/2031                                                              2,000,000                       2,008,120

    Notes, 6%, 6/15/2011                                                                3,000,000                       3,089,904

    Bonds, 6%, 11/15/2022                                                               1,305,153                       1,329,873

    Bonds, 6.5%,
        1/15/2009-3/1/2031                                                             10,356,843                      10,507,835

    Bonds, 6.75%, 12/15/2021                                                            3,125,000                       3,193,047

    Bonds, 7%, 10/1/2030                                                                3,537,748                       3,626,192

    Bonds, 8.5%, 6/1/2018                                                               3,446,743                       3,654,617

Federal National
    Mortgage Association:

        Bonds, 6%, 8/1/2029-3/1/2031                                                   11,749,362                      11,620,028

        Bonds, 6.5%,
            8/1/2029-12/1/2029                                                          7,634,095                       7,703,260

        Notes, 7%, 6/1/2009                                                             1,571,884                       1,632,293

        Bonds, 7.25%, 5/15/2030                                                           940,000                       1,082,278

        Notes, 7.3%, 7/19/2005                                                            600,000                         619,825

        Notes, 8%, 2/1/2013                                                             1,659,463                       1,731,534

Government National
    Mortgage Association I:

        6%, 10/15/2008-2/15/2009                                                        2,457,289                       2,525,627

        6.5%, 2/15/2024-5/15/2028                                                       8,137,068                       8,248,302

        7%, 5/15/2023-11/15/2023                                                        2,691,133                       2,783,627

        7.5%, 3/15/2027                                                                 1,705,266                       1,773,477

        8%, 2/15/2008                                                                   1,067,095                       1,124,783

        9%, 12/15/2009                                                                  1,905,008                       2,033,597

U.S. GOVERNMENT & AGENCIES/
    MORTGAGED-BACKED (CONTINUED)

Government National
    Mortgage Association II,

        6.5%, 4/20/2031                                                                 1,780,779                       1,793,013

U.S. Treasury Bonds:

    6.25%, 5/15/2030                                                                    9,195,000                      10,287,550

    7.25%, 5/15/2016                                                                      750,000                         894,548

U.S. Treasury Notes:

    4.625%, 5/15/2006                                                                   1,850,000                       1,869,721

    5%, 2/15/2011                                                                       4,095,000                       4,123,133

    5%, 8/15/2011                                                                       4,610,000                       4,672,281

    5.75%, 8/15/2003                                                                   10,000,000                      10,398,400

    5.875%, 11/15/2004                                                                  5,210,000                       5,485,765

    6.5%, 10/15/2006                                                                    2,000,000                       2,183,580

                                                                                                                      125,998,945

TOTAL BONDS AND NOTES

    (cost $188,959,999)                                                                                               194,733,716
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT
    COMPANIES--12.0%                                                                      Shares                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Emerging Markets Fund                                                                588,971                       6,985,200

MPAM International Fund                                                                 1,565,143                      18,906,938

MPAM Mid Cap Stock Fund                                                                 2,131,937                      23,877,695

    (cost $54,042,159)                                                                                                 49,769,833

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Principal
SHORT-TERM INVESTMENTS--1.5%                                                            Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Salomon Smith Barney, Tri-Party
  Repurchase Agreement, 3.68%,
  dated 8/31/2001, due 9/4/2001
  in the amount of $6,032,466 (fully
  collateralized by $6,174,000 Federal
  Home Loan Mortgage Corp.
  Discount Note, 3.39%, 10/9/2001,
  value $6,150,971)

    (cost $6,030,000)                                                                   6,030,000                       6,030,000


TOTAL INVESTMENTS
    (cost $379,572,022)                                                                     99.8%                     411,870,469

CASH AND RECEIVABLES (NET)                                                                    .2%                         931,583

NET ASSETS                                                                                 100.0%                     412,802,052

(A)  NON-INCOME PRODUCING.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NOTIONAL FACE SHOWN AMOUNT.

(D)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31, 2001, THIS
     SECURITY AMOUNTED TO $1,699,334 OR .4% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds




STATEMENT OF INVESTMENTS

August 31, 2001

MPAM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Principal
BONDS AND NOTES--96.9%                                                                 Amount ($)                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED CTFS./FINANCE--1.3%

CitiBank Credit Card Master Trust I,

    Ser. 1999-1, Cl. A, 5.5%, 2006                                                      8,750,000                       8,975,400

BANKING/FINANCE--9.4%

BSCH Issuances,

    Sub. Notes, 7.625%, 2010                                                            5,000,000                       5,343,450

Citigroup,

    Notes, 5.5%, 2006                                                                   6,250,000                       6,302,719

Countrywide Home Loans,

    Notes, 5.5%, 2006                                                                   4,000,000                       4,003,960

Fleet Financial Group,

    Notes, 6.375%, 2008                                                                 4,000,000                       4,068,872

Ford Motor Credit,

    Notes, 6.875%, 2006                                                                 5,750,000                       5,948,237

General Electric Capital,

    Medium-Term Notes,
    Ser. A, 5.375%, 2004                                                                5,750,000                       5,883,889

Household Finance,

    Notes, 6.75%, 2011                                                                  5,750,000                       5,929,808

Lehman Brothers Holdings,

    Notes, 6.25%, 2006                                                                  2,875,000                       2,949,396

Midland Bank,

    Sub. Notes, 7.65%, 2007                                                             4,750,000 (a)                   5,252,778

National Australia Bank,

    Sub. Notes, 6.4%, 2007                                                              5,750,000 (b)                   5,829,298

U.S. Bank, N.A.,

    Notes, 6.375%, 2011                                                                 6,100,000                       6,230,320

Wells Fargo,

    Sub. Notes, 6.375%, 2011                                                            6,100,000                       6,186,217

                                                                                                                       63,928,944

COLLATERALIZED MORTGAGE OBLIGATIONS--7.2%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation
     Ctfs., REMIC:

            Ser. 1546, Cl. G, 6.75%,
                 12/15/2021                                                            12,215,000                      12,480,982

            Ser. 1552, Cl. H, 6.75%,
                 11/15/2022                                                            16,000,000                      16,496,720

            Ser. 1660, Cl. H, 6.5%,
                 1/15/2009                                                              6,175,000                       6,377,478

            Ser. 2019, Cl. D, 6.5%,
                 7/15/2021                                                              5,444,536                       5,629,808

            Ser. 2218, Cl. A, 6%,
                 11/15/2022                                                             3,542,559                       3,609,656

Federal National Mortgage Association,

  Multiclass Mortgage Participation
     Ctfs., REMIC:

            Ser. 1992-18, Cl. HC, 7.5%,
            3/25/2007                                                                   3,960,978                       4,105,158

                                                                                                                       48,699,802

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--3.7%

Asset Securitization:

    Ser. 1995-MD IV, Cl. A1,
        7.1%, 2029                                                                      7,052,583                       7,478,102

    Ser. 1997-D4, Cl. A-CS1,
        1.535%, 2029

        (Interest Only Obligation)                                                     16,490,650 (b,c)                   159,753

GS Mortgage Securities II,

    Ser. 1998-GLII, Cl. A2,
    6.562%, 2031                                                                        6,250,000                       6,491,188

MBNA Master Credit Card Trust,

    Ser. 1998-J, Cl. A, 5.25%, 2006                                                    11,000,000                      11,241,953

                                                                                                                       25,370,996

FOREIGN/GOVERNMENTAL--.5%

United Mexican States,

    Bonds, 9.875%, 2007                                                                 2,875,000                       3,191,250

INDUSTRIAL--7.8%

Alcoa,

    Notes, 6.5%, 2011                                                                   3,300,000                       3,423,331

American General,

    Sr. Notes, 6.625%, 2029                                                             5,500,000                       5,415,927

Calpine,

    Sr. Notes, 8.5%, 2011                                                               6,000,000                       6,122,094

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   5,750,000                       5,637,852

Lucent Technologies,

    Deb., 6.45%, 2029                                                                   6,300,000                       4,315,500

Quest Diagnostics,

    Sr. Notes, 7.5%, 2011                                                               2,100,000                       2,187,778

Qwest Capital Funding:

    Bonds, 7.75%, 2031                                                                  5,750,000 (d)                   5,747,746

    Notes, 7.25%, 2011                                                                  5,750,000 (d)                   5,835,272

Transocean Sedco Forex,

    Notes, 6.625%, 2011                                                                 5,750,000                       5,787,772

WMX Technologies,

    Sr. Notes, 7.1%, 2003                                                               8,000,000 (e)                   8,256,536

                                                                                                                       52,729,808

MEDIA/TELECOMMUNICATIONS--3.8%

AOL Time Warner,

    Notes, 6.75%, 2011                                                                  2,075,000                       2,129,118

Clear Channel Communications,

    Sr. Notes, 7.65%, 2010                                                              5,750,000                       6,132,335

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                             5,750,000                       5,897,505

Cox Radio,

    Sr. Notes, 6.625%, 2006                                                             5,750,000                       5,866,984



MPAM BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
BONDS AND NOTES (CONTINUED)                                                            Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/TELECOMMUNICATIONS (CONTINUED)

Time Warner,

    Gtd. Notes, 6.95%, 2028                                                             5,775,000                       5,572,707

                                                                                                                       25,598,649

REAL ESTATE INVESTMENT TRUSTS--1.8%

EOP Operating,

    Sr. Notes, 7%, 2011                                                                 5,900,000                       6,067,312

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              5,750,000                       5,928,566

                                                                                                                       11,995,878

U.S. GOVERNMENT AGENCIES--8.8%

Federal Home Loan Bank,

    Notes, 4.75%, 6/28/2004                                                            22,750,000                      22,977,500

Federal Home Loan Mortgage Corp.:

    Notes, 5.25%, 1/15/2006                                                            10,750,000                      10,907,918

    Notes, 5.75%, 4/15/2008                                                             6,250,000                       6,426,850

    Notes, 6%, 6/15/2011                                                               13,250,000                      13,647,076

Federal National Mortgage Association,

    Bonds, 7.25%, 5/15/2030                                                             4,630,000                       5,330,797

                                                                                                                       59,290,141

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--26.1%

Federal Home Loan Mortgage Corp:

            5.5%, 9/1/2006                                                             10,640,127                      10,796,325

            5.753%, 7/1/2031                                                            6,750,000 (f)                   6,777,405

            6.5%, 3/1/2031                                                             23,152,357                      23,312,671

            7%, 10/1/2030                                                               8,776,299                       8,995,707

            8.5%, 6/1/2018                                                             12,410,438                      13,158,912

Federal National
    Mortgage Association:

        6%, 6/1/2016-3/1/2031                                                          36,262,810                      36,068,325

        6.5%, 8/1/2029-12/1/2029                                                       11,286,848                      11,389,108

        7%, 6/1/2009                                                                    3,830,578                       3,977,788

        8%, 5/1/2008-2/1/2013                                                           5,666,345                       5,908,955

Government National
    Mortgage Association I:

        6%, 10/15/2008-5/15/2009                                                        4,536,998                       4,663,042

        6.5%, 2/15/2024-5/15/2028                                                      22,775,069                      23,082,582

        7%, 5/15/2023-11/15/2023                                                        6,869,804                       7,105,919

        7.5%, 3/15/2027                                                                 6,704,832                       6,973,023

        8%, 2/15/2008                                                                   2,347,071                       2,473,955

        9%, 12/15/2009                                                                  5,936,407                       6,337,115

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED (CONTINUED)

Government National
    Mortgage Association II,

    6.5%, 4/20/2031                                                                     5,836,999                       5,877,099

                                                                                                                      176,897,931

U.S. GOVERNMENT SECURITIES--24.5%

U.S. Treasury Bonds:

    6.25%, 5/15/2030                                                                   42,000,000                      46,990,440

    7.25%, 5/15/2016                                                                    2,750,000                       3,280,008

U.S. Treasury Notes:

    4.625%, 5/15/2006                                                                   5,750,000                       5,811,295

    5%, 2/15/2011                                                                       4,100,000                       4,128,167

    5%, 8/15/2011                                                                      15,260,000                      15,466,163

    5.75%, 8/15/2003                                                                   49,500,000                      51,472,080

    5.875%, 11/15/2004                                                                 30,200,000                      31,798,486

    6.5%, 10/15/2006                                                                    6,000,000                       6,550,740

                                                                                                                      165,497,379

UTILITIES--2.0%

Coastal,

    Notes, 7.75%, 2010                                                                  2,850,000                       2,996,100

DTE Energy,

    Sr. Notes, 6.45%, 2006                                                              4,100,000                       4,240,491

Dominion Resources,

    Sr. Notes, Ser. C, 7.6%, 2003                                                       5,750,000                       6,054,301

                                                                                                                       13,290,892

TOTAL BONDS AND NOTES

    (cost $638,447,091)                                                                                               655,467,070
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
SHORT-TERM INVESTMENTS--2.6%                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

JP Morgan Chase Securities, 3.6%

  dated 8/31/2001, due 9/4/2001
  in the amount of $17,345,936
  (fully collateralized by $12,350,000
  U.S. Treasury Bonds, 9.125%,

  5/15/2018, value $18,025,169)

    (cost $17,339,000)                                                                 17,339,000                      17,339,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $655,786,091)                                                       99.5%                     672,806,070

CASH AND RECEIVABLES (NET)                                                                    .5%                       3,816,900

NET ASSETS                                                                                 100.0%                     676,622,970

(A)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS OPTION; THE STATED MATURITY IS 5/1/2025.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  NOTIONAL FACE AMOUNT SHOWN.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31,
     2001, THESE SECURITIES AMOUNTED TO $11,583,018 OR 1.7% OF NET ASSETS.

(E)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS OPTION; THE STATED
     MATURITY IS 8/1/2026.

(F)  ADUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF INVESTMENTS

August 31, 2001

MPAM INTERMEDIATE BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
BONDS AND NOTES--98.3%                                                                 Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED CTFS./FINANCE--3.3%

CitiBank Credit Card Master Trust I,

    Ser. 1999-1, Cl. A, 5.5%, 2006                                                      5,000,000                       5,128,800

Discover Card Master Trust,

    Ser. 1998-7, Cl. A, 5.6%, 2006                                                      8,000,000                       8,211,280

                                                                                                                       13,340,080

ASSET-BACKED CTFS./HOME EQUITY LOANS--1.0%

EQCC, Home Equity Loan Trust,

    Ser. 1996-4, Cl. A7, 7.14%, 2023                                                    4,000,000                       4,173,080

BANKING/FINANCE--17.3%

BSCH Issuances,

    Sub. Notes, 7.625%, 2010                                                            3,250,000                       3,473,242

Bank of America,

    Notes, 6.625%, 2004                                                                 3,750,000                       3,944,902

Bank One,

    Notes, 7.625%, 2005                                                                 1,750,000                       1,889,552

Bear Stearns,

    Sr. Notes, 7.625%, 2005                                                             1,100,000                       1,175,256

CIT Group Holdings,

    Notes, 7.5%, 2003                                                                   1,550,000                       1,644,663

Citigroup:

    Notes, 5.5%, 2006                                                                   4,025,000                       4,058,951

    Sr. Notes, 6.75%, 2005                                                              6,300,000                       6,670,327

Countrywide Home Loans,

    Notes, 5.5%, 2006                                                                   3,020,000                       3,022,990

Fleet Financial Group,

    Notes, 6.375%, 2008                                                                 3,525,000                       3,585,693

Ford Motor Credit:

    Notes, 7.5%, 2005                                                                   3,725,000                       3,948,329

    Notes, 6.875%, 2006                                                                 3,525,000                       3,646,528

General Electric Capital,

    Medium-Term Notes,
    Ser. A, 5.375%, 2004                                                                4,525,000                       4,630,365

Household Finance,

    Notes, 6.75%, 2011                                                                  3,525,000                       3,635,230

J.P. Morgan Chase & Co.,

    Sub. Notes, 6.75%, 2011                                                             1,750,000                       1,817,417

Lehman Brothers Holdings,

    Notes, 6.25%, 2006                                                                  2,265,000                       2,323,611

Midland Bank,

    Sub. Notes, 7.65%, 2007                                                             3,250,000 (a)                   3,594,006

Morgan Stanley Dean Witter,

    Sr. Notes, 5.625%, 2004                                                             1,650,000                       1,689,775

National Australia Bank,

    Floating Rate Notes, 6.4%, 2007                                                     3,525,000 (b)                   3,573,613

U.S. Bank, N.A.,

    Notes, 6.375%, 2011                                                                 3,500,000                       3,574,774

Wells Fargo:

    Notes, 6.625%, 2004                                                                 3,000,000                       3,168,750

    Sub. Notes, 6.375%, 2011                                                            3,500,000                       3,549,469

                                                                                                                       68,617,443

COLLATERALIZED MORTGAGE OBLIGATIONS--1.4%

Federal Home Loan Mortgage Corp.,

    Multiclass Mortgage Participation
        Ctfs., REMIC, Ser. 2134, Cl. PM,
            5.5%, 3/15/2014                                                             5,250,000                       5,115,548

Federal National Mortgage Association,

    Multiclass Mortgage Participation
        Ctfs., REMIC, Ser. 1992-93, Cl. K,
            8%, 1/25/2005                                                                 462,794                         461,846

                                                                                                                        5,577,394

COMMERCIAL MORTGAGE
    PASS-THROUGH CTFS.--4.0%

Countrywide Home Loans,

    Ser. 1998-9 Cl. 2A1, 6.5%, 2013                                                     5,289,970                       5,404,181

GS Mortgage Securities II,

    Ser. 1998-GLII, Cl. A-2,
    6.562%, 2031                                                                        4,250,000                       4,414,008

MBNA Master Credit Card Trust,

    Ser. 1998-J, Cl. A, 5.25%, 2006                                                     6,000,000                       6,131,974

                                                                                                                       15,950,163

FOREIGN/GOVERNMENTAL--2.9%

Canada Government,

    Bonds, 6.375%, 2004                                                                 1,500,000                       1,582,149

Inter-American Development Bank,

    Bonds, 7%, 2003                                                                     2,500,000                       2,630,502

International Bank for
    Reconstruction and Development,

    Notes, 7%, 2005                                                                     2,000,000                       2,151,122

Province of Ontario,

    Notes, 6%, 2006                                                                     1,500,000                       1,553,371

Republic of Italy ,

    Bonds, 5.25%, 2004                                                                  1,500,000                       1,532,196

United Mexican States,

    Bond, 9.875%, 2007                                                                  1,750,000                       1,942,500

                                                                                                                       11,391,840

INDUSTRIAL--7.9%

Alcoa,

    Notes, 6.5%, 2011                                                                   2,000,000                       2,074,746

Calpine,

    Sr. Notes, 8.5%, 2011                                                               4,525,000                       4,617,079

Federated Department Stores,

    Notes, 6.3%, 2009                                                                   3,500,000                       3,431,736

Phillips Petroleum,

    Notes, 8.75%, 2010                                                                  3,525,000                       4,123,467

Quest Diagnostics,

    Sr. Notes, 7.5%, 2011                                                               1,250,000                       1,302,249

Qwest Capital Funding,

    Notes, 7.25%, 2011                                                                  4,625,000 (c)                   4,693,589

Transocean Sedco Forex,

    Notes, 6.625%, 2011                                                                 3,525,000                       3,548,156




MPAM INTERMEDIATE BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         Principal
BONDS AND NOTES (CONTINUED)                                                             Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Wal-Mart Stores,

    Sr. Notes, 6.55%, 2004                                                              1,100,000                       1,161,840

WMX Technologies,

    Sr. Notes, 7.1%, 2003                                                               6,500,000 (d)                   6,708,435

                                                                                                                       31,661,297

MEDIA/TELECOMMUNICATIONS--5.2%

AOL Time Warner,

    Notes, 6.75%, 2011                                                                  1,275,000                       1,308,253

Clear Channel Communications,

    Sr. Notes, 7.65%, 2010                                                              5,000,000                       5,332,465

Comcast Cable Communications,

    Sr. Notes, 6.875%, 2009                                                             3,525,000                       3,615,427

Cox Radio,

    Sr. Notes, 6.625%, 2006                                                             3,525,000                       3,596,716

News America Holdings,

    Gtd. Sr. Notes, 7.43%, 2006                                                         6,500,000 (e)                   6,872,580

                                                                                                                       20,725,441

REAL ESTATE INVESTMENT TRUSTS--1.9%

EOP Operating,

    Sr. Notes, 7%, 2011                                                                 3,750,000                       3,856,342

Liberty Property,

    Sr. Notes, 7.25%, 2011                                                              3,525,000                       3,634,469

                                                                                                                        7,490,811

U.S. GOVERNMENT AGENCIES--12.1%

Federal Home Loan Bank,

    Notes, 4.75%, 6/28/2004                                                            22,000,000                      22,220,000

Federal Home Loan Mortgage Corp.:

    Notes, 5.25%, 1/15/2006                                                            11,250,000                      11,415,263

    Notes, 5.75%, 4/15/2008                                                             3,750,000                       3,856,110

    Notes, 6%, 6/15/2011                                                                9,000,000                       9,269,712

Federal National Mortgage Association,

    Notes, 7.3%, 7/19/2005                                                              1,250,000                       1,291,303

                                                                                                                       48,052,388

U.S. GOVERNMENT SECURITIES--32.9%

U.S. Treasury Notes:

    4.625%, 5/15/2006                                                                  12,500,000                      12,633,250

    5%, 2/15/2011                                                                      15,750,000                      15,858,203

    5%, 8/15/2011                                                                       9,450,000                       9,577,670

    5.75%, 8/15/2003                                                                   32,950,000                      34,262,728

    5.75%, 11/15/2005                                                                   5,000,000                       5,268,750

    5.875%, 11/15/2004                                                                  4,705,000                       4,954,036

    6.25%, 8/31/2002                                                                   16,750,000                      17,231,563

    6.5%, 8/15/2005                                                                     5,000,000                       5,405,450

U.S. GOVERNMENT SECURITIES (CONTINUED)

    6.5%, 10/15/2006                                                                   15,230,000                      16,627,962

    6.75%, 5/15/2005                                                                    8,700,000                       9,442,197

                                                                                                                      131,261,809

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--5.2%

Federal Home Loan Mortgage Corp.:

    6%, 12/1/2004                                                                       6,308,925                       6,411,445

    6.5%, 3/1/2004                                                                      1,332,135                       1,360,017

Federal National Mortgage Association:

    5.5%, 6/1/2006                                                                      4,789,019                       4,848,883

    7%, 6/1/2009                                                                        2,604,689                       2,704,788

Government National Mortgage Association I:

    6.5%, 9/15/2013                                                                     3,610,015                       3,728,460

    8%, 2/15/2008                                                                       1,798,509                       1,895,737

                                                                                                                       20,949,330

UTILITIES--3.2%

AT&T,

    Notes, 5.625%, 2004                                                                 3,150,000                       3,193,064

DTE Energy,

    Sr. Notes, 6.45%, 2006                                                              2,520,000                       2,606,350

Dominion Resources,

    Sr. Notes, Ser. C, 7.6%, 2003                                                       3,525,000                       3,711,550

El Paso Energy,

    Sr. Notes, 6.75%, 2009                                                              1,600,000                       1,590,299

Verizon Global Funding,

    Notes, 7.25%, 2010                                                                  1,700,000 (c)                   1,821,446

                                                                                                                       12,922,709

TOTAL BONDS AND NOTES

    (cost $382,541,916)                                                                                               392,113,785
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
SHORT-TERM INVESTMENTS--1.1%                                                            Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Salomon Smith Barney, 3.58%

  dated 8/31/2001, due 9/4/2001 in the

  amount of $4,476,780 (fully collateralized

  by $4,615,000 U.S. Treasury Bills,

  12/27/2001, value $4,566,542)

    (cost $4,475,000)                                                                   4,475,000                       4,475,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
    (cost $387,016,916)                                                                     99.4%                     396,588,785

CASH AND RECEIVABLES (NET)                                                                    .6%                       2,518,025

NET ASSETS                                                                                 100.0%                     399,106,810

(A)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS OPTION; THE STATED
     MATURITY IS 5/1/2025.

(B)  VARIABLE RATE SECURITY-INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31,
     2001, THESE SECURITIES AMOUNTED TO $6,515,035 OR 1.6 % OF NET ASSETS.

(D)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS OPTION; THE STATED
     MATURITY IS 8/1/2026.

(E)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDERS OPTION; THE STATED
     MATURITY IS 10/1/2026.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF INVESTMENTS

August 31, 2001

MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Principal
BONDS AND NOTES--98.6%                                                                Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS--3.7%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage
  Participation Ctfs., REMIC,

    Ser. 2106, Cl. BC, 5.5%, 6/15/2017                                                  1,886,219                       1,903,602

Federal National Mortgage Association,

    Multiclass Mortgage Participation Ctfs.,
    REMIC, Ser. 1994-38, Cl. PG,
    6.2%, 7/25/2021                                                                     1,370,778                       1,382,752

                                                                                                                        3,286,354

U.S. GOVERNMENTS--55.6%

U.S. Treasury Notes:

    5.75%, 8/15/2003                                                                    8,000,000                       8,318,720

    5.875%, 9/30/2002                                                                   7,000,000                       7,188,930

    5.875%, 2/15/2004                                                                   6,500,000                       6,811,740

    5.875%, 11/15/2004                                                                  5,500,000                       5,791,115

    6%, 8/15/2004                                                                       2,000,000                       2,111,080

    6.25%, 2/15/2003                                                                    8,050,000                       8,362,259

    6.375%, 6/30/2002                                                                   2,000,000                       2,049,840

    6.375%, 8/15/2002                                                                   8,500,000                       8,745,650

                                                                                                                       49,379,334

U.S. GOVERNMENT AGENCIES--35.8%

Federal Farm Credit Banks,

    Bonds, 4.375%, 5/1/2003                                                             2,750,000                       2,771,983

Federal Home Loan Banks:

    Notes, 4.75%, 6/28/2004                                                             4,500,000                       4,545,000

    Notes, 5.125%, 1/13/2003                                                            2,750,000                       2,801,563

    Notes, 5.125%, 9/15/2003                                                            3,000,000                       3,063,630

Federal Home Loan Mortgage Corp.:

    Notes, 5.25%, 1/15/2006                                                             1,500,000                       1,522,035

    Notes, 6.25%, 10/15/2002                                                            4,000,000                       4,118,408

    Notes, 6.25%, 7/15/2004                                                             2,500,000                       2,628,457

U.S. GOVERNMENT AGENCIES (CONTINUED)

Federal National Mortgage Association:

    Notes, 4%, 8/21/2003                                                                1,000,000 (a)                   1,001,250

    Notes, 5.25%, 1/15/2003                                                               250,000                         255,295

    Notes, 5.75%, 4/15/2003                                                             2,750,000                       2,834,288

    Notes, 6.25%, 11/15/2002                                                            3,500,000                       3,609,480

    Notes, 7.3%, 7/19/2005                                                              2,500,000                       2,582,605

                                                                                                                       31,733,994

U.S. GOVERNMENT AGENCIES/
    MORTGAGE-BACKED--3.5%

Federal Home Loan Mortgage Corp.:

    5.753%, 7/1/2031                                                                    1,000,000 (b)                   1,004,060

    6%, 12/1/2004                                                                       2,040,844                       2,074,008

                                                                                                                        3,078,068

TOTAL BONDS AND NOTES

    (cost $86,060,241)                                                                                                 87,477,750
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
SHORT-TERM INVESTMENTS--.9%                                                             Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

Salomon Smith Barney, 3.58%

  Dated 8/31/2001, due 9/4/2001 in the

  amount of $837,333 (fully collateralized

  by $865,000 U.S. Treasury Bills,

  12/27/2001, value $855,918)

    (cost $837,000)                                                                       837,000                         837,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
    (cost $86,897,241)                                                                      99.5%                      88,314,750

CASH AND RECEIVABLES (NET)                                                                    .5%                         417,878

NET ASSSETS                                                                                100.0%                      88,732,628

(A)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(B)  ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF INVESTMENTS (CONTINUED)

August 31, 2001

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                    Principal
  INVESTMENTS--98.0%                                                                   Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.6%

Alabama 5%, 6/1/2009                                                                    2,495,000                       2,681,227

ALASKA--.9%

Anchorage, Electric Utility Revenue

    8%, 12/1/2010 (Insured; MBIA)                                                       1,000,000                       1,298,970

Valdez Marine Terminal, Revenue

  (Sohio Pipeline--B P Oil)

    7.125%, 12/1/2025                                                                   3,000,000                       3,122,910

ARIZONA--3.0%

Arizona Transportation Board,
  Highway Revenue

    5.25%, 7/1/2015                                                                     3,500,000                       3,736,635

Maricopa County
    Unified School District:

        (Paradise Valley) 7%,
            7/1/2011 (Insured; MBIA)                                                    1,905,000                       2,354,351

        (Scottsdale School)
            6.60%, 7/1/2012                                                             1,250,000                       1,519,963

Phoenix Civic Improvement Corp.
    Water System Revenue

    5.25%, 7/1/2016 (Insured; FGIC)                                                     3,920,000                       4,250,966

Phoenix Industrial Development
    Authority, SFMR 6.60%, 12/1/2029
    (Collateralized; FNMA, GNMA)                                                        2,395,000                       2,557,165

CALIFORNIA--7.9%

California:

    5.75%, 3/1/2008                                                                       190,000                         205,173

    5.75%, 3/1/2008
        (Prerefunded 3/1/2005)                                                             45,000 (a)                      50,004

    4.75%, 6/1/2008                                                                     3,900,000                       4,177,290

    5.75%, 3/1/2009                                                                        80,000                          86,181

    5.75%, 3/1/2009
        (Prerefunded 3/1/2005)                                                             15,000 (a)                      16,668

California Department of Water
    Resources, Water Revenue

    (Central Valley) 5.50%, 12/1/2014                                                   4,000,000                       4,539,280

California Educational
    Facilities Authority:

        (Pepperdine University)
            5.75%, 9/15/2030                                                            3,000,000                       3,220,620

        (Stanford University)
            5%, 11/1/2011                                                               4,000,000                       4,399,680

California Statewide Community
    Development Authority

    MFHR:

        (Archstone/Seascape)
            5.25%, 6/1/2029                                                             4,000,000                       4,149,120

        (Equity Residential)
            5.20%, 12/1/2029                                                            2,000,000                       2,063,140

CALIFORNIA (CONTINUED)

Foothill/Eastern Transportation Corridor
  Agency, Toll Road Revenue:

        Zero Coupon, 1/15/2020                                                          1,505,000 (b)                   1,041,234

        Zero Coupon, 1/15/2026
            (Insured; MBIA)                                                             7,000,000 (b)                   4,806,480

Kern High School District

    6.40%, 2/1/2012 (Insured; MBIA)                                                     2,000,000                       2,414,400

Los Angeles Department of Water &
    Power, Power Systems Revenue
    5.25%, 7/1/2011 (Insured; MBIA)                                                     3,250,000                       3,626,415

Metropolitan Water District,
    Waterworks Revenue

    5.50%, 7/1/2013
    (Prerefunded 7/1/2002)                                                              2,750,000 (a)                   2,875,510

COLORADO--5.2%

Colorada Department of Transportation,

    Transportation Revenue
    5.50%, 6/15/2011 (Insured; MBIA)                                                    9,000,000                      10,087,920

Colorado Health Facilities Authority,
    Revenue (Vail Valley Medical Center)

    5.75%, 1/15/2022                                                                      500,000                         500,350

Colorada Housing Finance Authority

  (Single Family Program):

        4.25%, 10/1/2005                                                                  195,000                         196,345

        7.10%, 5/1/2015                                                                   295,000                         317,420

        6.05%, 10/1/2016                                                                  885,000                         970,040

        6.75%, 10/1/2021                                                                2,000,000                       2,290,380

        7.55%, 11/1/2027                                                                  440,000                         469,102

        6.80%, 11/1/2028                                                                  550,000                         592,938

Jefferson County School District

    6.50%, 12/15/2010
    (Insured; MBIA)                                                                     1,500,000                       1,798,125

Northwest Parkway Public
    Highway Authority:

        Zero Coupon, 6/15/2017
            (Insured; FSA)                                                              6,690,000 (b)                   4,217,844

        Zero Coupon, 6/15/2018
            (Insured; FSA)                                                              5,000,000 (b)                   3,122,250


DISTRICT OF COLUMBIA--.2%

District of Columbia Tobacco
  Settlement Financing Corp.

    6.50%, 5/15/2033                                                                    1,000,000                       1,128,650

FLORIDA--.8%

Hillsborough County Educational
    Facilities Authority (University of
    Tampa Project) 5.75%, 4/1/2008                                                      3,530,000                       3,794,821

                                                                                                                 The Funds


STATEMENT OF INVESTMENTS (CONTINUED)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA--3.0%

Chatham County Hospital Authority

  (Memorial Health Medical Center)

    6.125%, 1/1/2024                                                                    1,480,000                       1,568,252

DeKalb County, Water & Sewer
    Revenue 6.25%, 10/1/2005                                                            1,000,000                       1,119,300

Georgia:

    6.10%, 3/1/2005                                                                     2,000,000                       2,199,300

    5.95%, 3/1/2008                                                                     3,650,000                       4,131,654

    5.75%, 9/1/2011                                                                     3,460,000                       3,978,135

Municipal Electric Authority
    (Project One) 6%, 1/1/2005
    (Insured; AMBAC)                                                                    1,295,000                       1,410,216

IDAHO--.4%

Canyon County (School District
    No. 131 Nampa) 4.75%,
    7/30/2010 (Insured; FGIC)                                                           1,720,000                       1,825,832

ILLINOIS--8.9%

Chicago, SFMR

    4.70% 10/1/2017
    (Collateralized; FNMA, GNMA)                                                        1,300,000                       1,319,409

Chicago Metropolitan Water
    Reclamation District

    7.25% 12/1/2012                                                                     7,500,000                       9,510,300

Chicago O'Hare International Airport

  Passenger Facility Charge Revenue:

        6%, 1/1/2005
            (Insured; AMBAC)                                                            2,165,000                       2,351,904

        5.625%, 1/1/2015
            (Insured; AMBAC)                                                            2,000,000                       2,123,380

Illinois:

    5.50%, 8/1/2003                                                                     2,100,000                       2,208,864

    6.10%, 10/1/2003                                                                    2,270,000                       2,395,440

    5.70%, 8/1/2008                                                                     2,000,000                       2,138,880

    5.375%, 5/1/2014 (Insured; FSA)                                                    10,000,000                      10,797,100

Illinois Health Facilities
    Authority, Revenue
    (Community Provider Pooled Program):

        7.90%, 8/15/2003 (Insured; MBIA)                                                   39,000                          42,116

        7.90%, 8/15/2003 (Insured; MBIA)                                                  437,000                         438,853

Lake County Community
    Unitary School District

    (Waukegan) 5.625%, 12/1/2011
    (Insured; FSA)                                                                      3,150,000                       3,477,348

Regional Transportation Authority:

    7.75%, 6/1/2009 (Insured; FGIC)                                                     1,000,000                       1,252,090

    7.75%, 6/1/2010 (Insured; FGIC)                                                     1,620,000                       2,061,207

    7.75%, 6/1/2012 (Insured; FGIC)                                                     1,500,000                       1,949,130

INDIANA--.5%

Purdue University, University
    Student Fee Revenue 6.75%,
    7/1/2009 (Prerefunded 1/1/2005)                                                     2,200,000 (a)                   2,510,750

KANSAS--.1%

Kansas Department of Transportation,
  Highway Revenue

    5.25%, 9/1/2019                                                                       615,000                         640,043

KENTUCKY--.5%

Kentucky Property & Buildings
  Commission, Revenue

    6%, 2/1/2014                                                                        2,000,000                       2,302,680

Kentucky Turnpike Authority, EDR

    (Revitalizations Projects)
    5.50%, 7/1/2011                                                                       225,000                         238,795

MAINE--.4%

Maine Municipal Bond Bank

    5.875%, 11/1/2003 (Insured; FSA)                                                    1,660,000                       1,870,239

MASSACHUSETTS--2.2%

Massachusetts Commonwealth
    4.75%, 12/1/2010                                                                    3,000,000                       3,185,490

Massachusetts Port Authority, Revenue

    5.75%, 7/1/2012                                                                     1,000,000                       1,143,580

Massachusetts Housing
    Finance Agency, SFHR

    5.75%, 12/1/2029 (Insured; MBIA)                                                      530,000                         537,393

Massachusetts Turnpike Authority,

  Western Turnpike Revenue

    5.55%, 1/1/2017 (Insured; MBIA)                                                     5,550,000                       5,751,188

MICHIGAN--.6%

Michigan Hospital Finance Authority,
    Revenue (Genesys Regional Medical
    Hospital) 5.50%, 10/1/2008                                                          1,505,000                       1,671,905

Michigan Building Authority, Revenue

    (State Police Communications)
     5.50%, 10/1/2011                                                                   1,095,000                       1,224,845

MINNESOTA--1.0%

Minneapolis (Special School
    District No. 1) 5%, 2/1/2014                                                        2,350,000                       2,448,136

Minnesota 5.40%, 8/1/2008                                                               2,000,000                       2,126,220

Minnesota Housing Finance Agency,
    SFMR 5.70%, 7/1/2022                                                                  395,000                         397,560

MISSISSIPPI--.1%

Mississippi University Educational
  Building Corp., Revenue

    5.25%, 8/1/2016 (Insured; MBIA)                                                       400,000                         432,100



MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSOURI--3.8%

Missouri Environmental Improvement
  & Energy Resource Authority,
  Water Pollution Control Revenue

  (Revolving Fund Program)

    5.50%, 7/1/2014                                                                     1,250,000                       1,399,962

Missouri Highways &
    Transport Commission

        Road Revenue:

            5.50%, 2/1/2010                                                             2,000,000                       2,232,980

            5.50%, 2/1/2011                                                             2,000,000                       2,244,240

Saint Louis, Airport Revenue

  (Airport Development Program):

        5.50%, 7/1/2010
            (Insured; MBIA)                                                             3,000,000                       3,342,540

        5.50%, 7/1/2011
            (Insured; MBIA)                                                             7,715,000                       8,300,954

NEVADA--.9%

Humboldt County, PCR (Sierra Pacific)

    6.55%, 10/1/2013
    (Insured; AMBAC)                                                                    2,000,000                       2,095,120

Washoe County
    (Reno-Sparks Convention)

    6.375%, 7/1/2023
    (Insured; FSA)                                                                      2,000,000                       2,348,380

NEW JERSEY--5.0%

Gloucester County Improvement
  Authority, Solid Waste Resource
  Recovery Revenue

    6.85%, 12/1/2029                                                                    4,000,000                       4,546,960

New Jersey Economic Development
    Authority, School Facilities Revenue
    (Construction 2001) 5.50%,
    6/15/2012 (Insured; AMBAC)                                                          1,800,000                       2,020,320

New Jersey Highway Authority,
    General Revenue

        (Garden State Parkway):

            5%, 1/1/2010 (Insured; FGIC)                                                1,110,000                       1,197,335
            5%, 1/1/2011 (Insured; FGIC)                                                1,200,000                       1,347,444

New Jersey Transit Corp., COP:

    5.50%, 9/15/2009
        (Insured; AMBAC)                                                                8,000,000                       8,908,000

    6%, 9/15/2015
        (Insured; AMBAC)                                                                2,000,000                       2,270,820

New Jersey Turnpike Authority,
    Revenue 5.90%, 1/1/2003
    (Insured; MBIA)                                                                     3,590,000                       3,699,567

NEW MEXICO--.9%

New Mexico:

  Commission Tax Revenue

        6%, 6/15/2015                                                                   2,000,000                       2,256,660

    Severance Tax

        5%, 7/1/2003                                                                    2,000,000                       2,082,220

NEW YORK--15.3%

Greece Central School District:

    6%, 6/15/2011                                                                         950,000                       1,113,096

    6%, 6/15/2012                                                                         950,000                       1,116,468

    6%, 6/15/2013                                                                         950,000                       1,119,775

    6%, 6/15/2014                                                                         950,000                       1,121,418

    6%, 6/15/2015                                                                         950,000                       1,122,606


Metropolitan Transportation Authority:
  Commuter Facilities Revenue

        5.50%, 7/1/2011                                                                 1,000,000                       1,104,370

    Transit Facilities Revenue

        6.30%, 7/1/2007 (Insured; MBIA)                                                 5,000,000                       5,801,550

New York City:

    5.90%, 8/15/2003                                                                    1,765,000                       1,873,900

    5.40%, 8/1/2004                                                                     1,300,000                       1,390,792

    6.25%, 2/15/2007                                                                      720,000                         806,659

    6.25%, 2/15/2007
        (Prerefunded 2/15/2005)                                                           530,000 (a)                     582,014

    6%, 8/1/2007 (Insured; FGIC)                                                        1,500,000                       1,710,405

    6%, 8/1/2008                                                                        5,545,000                       6,070,888

    6%, 4/15/2009                                                                       4,000,000                       4,472,800

    5.50%, 8/1/2010                                                                     6,350,000                       7,080,948

    5.60%, 8/15/2010                                                                    5,000,000                       5,222,700

    5.25%, 3/15/2014                                                                    5,000,000                       5,357,400

New York City Transitional
    Finance Authority, Revenues

    6.125%, 11/15/2015                                                                  2,000,000                       2,305,840

New York State Dorm Authority,
    Revenue, (Lenox Hill Hospital
    Obligation Group)

    5.375%, 7/1/2020                                                                    2,000,000                       2,071,320

New York State Mortgage Agency,
    Homeowner Mortgage Revenue
    5.50%, 10/1/2017                                                                    5,705,000                       6,004,113

New York State Thruway Authority

  (Highway & Bridge Trust Fund):

        5.50%, 4/1/2013 (Insured; FGIC)                                                 1,000,000                       1,120,570

        6%, 4/1/2014 (Insured; FSA)                                                     2,000,000                       2,295,280

    Service Contract Revenue
        (Local Highway & Bridge)

        6%, 4/1/2005                                                                    7,000,000                       7,696,990

                                                                                                                 The Funds



STATEMENT OF INVESTMENTS (CONTINUED)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Urban Development
  Corp. Correctional Capital Facilities:

        6.25%, 4/1/2006                                                                 1,250,000                       1,411,575

        6%, 1/1/2010                                                                    3,000,000                       3,244,260

NORTH CAROLINA--2.3%

Charlotte-Mecklenberg
  Hospital Authority,

  Health Care System Revenue

    5.60%, 1/15/2011                                                                    1,000,000                       1,071,390

Mecklenburg County, Public
    Improvement Revenue

    4.75%, 4/1/2008                                                                     2,600,000                       2,765,178

Piedmont Triad Airport Authority,
    Airport Revenue

    5.25%, 7/1/2013 (Insured; FSA)                                                      2,470,000                       2,676,937

Raleigh Durhan Airport
    Authority, Revenue

    5.25%, 11/1/2013 (Insured; FGIC)                                                    4,090,000                       4,435,769

OHIO--3.9%

Butler County Transportation
  Improvement District

    6%, 4/1/2011 (Insured; FSA)                                                         1,000,000                       1,132,930

Clermont County, Hospital Facilities
    Revenue (Mercy Health) 5.25%,
    9/1/2003 (Insured; AMBAC)                                                           1,000,000                       1,048,630

Columbus :

    6%, 6/15/2008                                                                       3,000,000                       3,413,580

    5.50%, 9/15/2008                                                                    1,000,000                       1,066,250

Northeast Regional Sewer District,

  Wastewater Improvement Revenue

    6.25%, 11/15/2004
    (Insured; AMBAC)                                                                    1,500,000                       1,650,990

Ohio Infrastructure Improvements

    5.625%, 2/1/2009                                                                    1,000,000                       1,114,560

Ohio Air Quality Development Authority,
    PCR (The Cleveland Electric
    Illuminating Co.) 6%, 8/1/2020                                                      1,500,000                       1,538,820

Ohio Building Authoriity
    (Juvenile Correctional Facilities)

    5.50%, 4/1/2014                                                                     3,295,000                       3,612,243

Ohio Turnpike Commission,
    Turnpike Revenue

    5.50%, 2/15/2013 (Insured; FSA)                                                     2,000,000                       2,231,580

OHIO (CONTINUED)

University of Cincinnati, COP

    (Edwards Center)
    5.25%, 12/1/2003                                                                    1,535,000                       1,619,993

OKLAHOMA--1.8%

Oklahoma Capital Improvement
  Authority, State Highway Capital
  Improvement Revenue:

        5%, 6/1/2006 (Insured; MBIA)                                                    1,200,000                       1,288,680

        5%, 6/1/2010 (Insured; MBIA)                                                    6,310,000                       6,822,435

Oklahoma Housing Finance
    Agency, SFMR

    6.80%, 9/1/2016                                                                       395,000                         427,133

OREGON--1.6%

Jackson County School District:

    (Central Point) 5.75%,
        6/15/2016 (Insured; FGIC)                                                       2,265,000                       2,488,329

    (Eagle Point) 5.625%, 6/15/2014                                                     1,500,000                       1,659,225

Portland Urban Renewal &
    Redevelopment (Convention Center)

    5.75%, 6/15/2018
    (Insured; AMBAC)                                                                    1,150,000                       1,260,653

Washington County 5%, 6/1/2018                                                          2,335,000                       2,390,036

PENNSYLVANIA--3.5%

Allegheny County, Airport Revenue

    (Greater Pittsburgh International
    Airport) 6.625%, 1/1/2022                                                           2,500,000                       2,580,725

Hazleton Area School District

    5.75%, 3/1/2013 (Insured; FGIC,
    Prerefunded 3/1/2003)                                                               2,000,000 (a)                   2,111,480

Montgomery County Industrial
    Development Authority, PCR

    (Peco Energy Co. Project)

    5.30%, 10/1/2034                                                                    1,500,000                       1,562,355

Philadelphia 5.50%, 9/15/2009
    (Insured; FSA)                                                                      2,820,000                       3,133,894

Scranton-Lackawanna Health &
    Welfare Authority Catholic Healthcare
    Revenue (Mercy Health)

    5.10%, 1/1/2007 (Insured; MBIA)                                                       100,000                         107,090

State Public School Building Authority,
    College Revenue (Harrisburg
    Community College) 6.25%,
    4/1/2008 (Insured; MBIA)                                                              795,000                         910,362


MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA (CONTINUED)

Swarthmore Boro Authority,
  College Revenue:

        4.40%, 9/15/2011                                                                3,115,000                       3,202,843

        5%, 9/15/2031                                                                   3,000,000                       2,992,980

SOUTH CAROLINA--4.6%

South Carolina, State Capital
    Improvement 5.50%, 10/1/2010                                                        5,155,000                       5,761,589

South Carolina Jobs-Economic
    Development Authority, Hospital
    Facilities Revenue (Georgetown
    Memorial Hospital)
    5.25%, 2/1/2021                                                                     2,250,000                       2,261,115

South Carolina School Facilities

    5%, 1/1/2010                                                                        2,485,000                       2,678,681

Tobacco Settlement Revenue
    Management Authority,
    Settlement Revenue:

        6.375%, 5/15/2028                                                               8,000,000                       8,603,520

        6.375%, 5/15/2030                                                               2,500,000                       2,761,425

TEXAS--7.5%

Arlington, Permanent Improvement

    6.10%, 8/12/2002                                                                    2,000,000                       2,068,600

Austin Independent School District

    5.70%, 8/1/2011                                                                     1,530,000                       1,635,494

Brazo River Authority
    (Reliant Energy, Inc. Project)

    5.20%, 12/1/2018                                                                    5,000,000                       5,108,950

El Paso County Hospital District

    5.25%, 8/15/2012 (Insured; MBIA)                                                    1,920,000                       2,038,694

Harris County, Toll Road Revenue

    6%, 8/1/2009 (Insured; FGIC)                                                        4,150,000                       4,730,958

Houston, Water & Sewer
    System Revenue

    5.60%, 12/1/2002
    (Insured; MBIA)                                                                     1,400,000                       1,451,912

Laredo Independent School District

    6%, 8/1/2014                                                                        2,000,000                       2,233,840

Lower Colorado River Authority,
    Revenue 6%, 5/15/2013
    (Insured; FSA)                                                                      2,000,000                       2,255,620

Mission Consolidated Independent
    School District 5.875%, 2/15/2009                                                   1,690,000                       1,871,219

TEXAS (CONTINUED)

North Forest Independent
  School District:

        5.25%, 8/15/2005                                                                  135,000                         145,646

        5.25%, 8/15/2005                                                                  865,000                         930,550

Texas 5.25%, 10/1/2013                                                                  1,500,000                       1,578,975

Texas A & M University

    (University Fund) 5.60%, 7/1/2005                                                   2,500,000                       2,721,775

    Financing Systems Revenue
        5.375%, 5/15/2013                                                               1,005,000                       1,050,727

Texas Public Finance Authority:

    6.50%, 10/1/2002                                                                    1,600,000                       1,668,288

    5.50%, 10/1/2007                                                                    2,750,000                       3,037,045

Texas University System,
    Tuition Revenue

    6.50%, 10/1/2002                                                                    1,000,000                       1,091,720

UTAH--3.0%

Intermountain Power Agency,
  Power Supply Revenue:

        6.25%, 7/1/2009 (Insured; FSA)                                                  2,000,000                       2,305,020

        6%, 7/1/2008 (Insured; MBIA)                                                    4,200,000                       4,744,488

Salt Lake City, HR

    (IHC Hospitals, Inc.) 6.25%,
    2/15/2023 (Insured; MBIA)                                                           2,000,000                       2,088,980

Timpanogos Special Service
    District, Sewer Revenue

    6.10%, 6/1/2019 (Prerefunded
    6/1/2006, Insured; AMBAC)                                                           4,625,000 (a)                   5,230,459

VERMONT--1.1%

Burlington, Electric Revenue:

    6.25%, 7/1/2011 (Insured; MBIA)                                                     2,000,000                       2,354,740

    6.25%, 7/1/2012 (Insured; MBIA)                                                     2,500,000                       2,955,375

VIRGINIA--.9%

Fairfax County, Public Improvement

    5%, 6/1/2007                                                                        4,000,000                       4,326,080

WASHINGTON--1.8%

Washington, Public Power Supply
  Systems Revenue
  (Nuclear Project Number 1)

    6%, 7/1/2005 (Insured; AMBAC)                                                       3,000,000                       3,295,500

Energy Northwest , Electric Revenue

    (Columbia Generating)
    5.375%, 7/1/2014 (Insured; FSA)                                                     5,000,000                       5,400,500

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WEST VIRGINIA--.4%

Cabell County, Board of Education

    5.50%, 5/1/2005                                                                     1,750,000                       1,876,543

U. S. RELATED--3.4%

Puerto Rico Commonwealth

    6.25%, 7/1/2013 (Insured; MBIA)                                                     1,380,000                       1,662,376

Puerto Rico Commonwealth Highway
    & Transportation Authority,
    Transportation Revenue 5.875%,
    7/1/2035 (Insured; MBIA)                                                            4,000,000                       4,503,440

Puerto Rico Electric Power Authority,
    Power Revenue 5.25%,
    7/1/2029 (Insured; FSA)                                                             4,000,000                       4,150,640

University of Puerto Rico, University
    Revenues 5.375%, 6/1/2030
    (Insured; MBIA)                                                                     6,000,000                       6,156,060

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

    (cost $442,407,501)                                                                                               468,024,054
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Principal
SHORT-TERM INVESTMENTS--1.5%                                                            Amount ($)                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--.2%

Florida Housing Finance Agency, VRDN

    (Multifamily Mortgage) 2.05%
    (LOC; Credit Swiss)                                                                 1,000,000 (c)                   1,000,000

GEORGIA--.8%

Fulton County Housing Authority,
    MFMR, VRDN (Champions Green
    Apartments) 2%
    (LOC; Southwest Trust)                                                              3,900,000 (c)                   3,900,000

ILLINOIS--.2%

Illinois Development Finance Authority,
    Revenue. VRDN (Uhlich Childrens
    Home) 2.05% (LOC; American
    National Bank & Trust Co.
    of Chicago)                                                                         1,150,000 (c)                   1,150,000

INDIANA--.1%

Indiana Hospital Equipment
    Financing Authority, VRDN
    2.10% (Insured; MBIA)                                                                 600,000 (c)                     600,000

MASSACHUSETTS--.1%

Massachusetts Industrial Finance
    Agency, Revenue, VRDN (Showa
    Womens Institute, Inc.) 2.50%
    (LOC: The Bank of New York,
    The Fuji Bank, Trust Company Bank)                                                    300,000 (c)                     300,000

TENNESSEE--.1%

Sullivan County Industrial Development
  Board, PCR, VRDN (Mead Corp.)

    2.45% (LOC; Ubs Ag)                                                                   200,000 (c)                     200,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS

    (cost $7,150,000)                                                                                                   7,150,000


TOTAL INVESTMENTS
    (cost $449,557,501)                                                                     99.5%                     475,174,054

CASH AND RECEIVABLES (NET)                                                                    .5%                       2,421,845

NET ASSETS                                                                                 100.0%                     477,595,899




STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation

COP          Certificate of Participation

EDR          Economic Development Revenue

FGIC         Financial Guaranty Insurance Company

FNMA         Federal National Mortgage Association

FSA          Financial Security Assurance

GNMA         Government National Mortgage Association

HR           Hospital Revenue

LOC          Letter of Credit

MBIA         Municipal Bond Investors Assurance

             Insurance Corporation

MFHR         Multi-Family Housing Revenue

MFMR         Multi-Family Mortgage Revenue

PCR          Pollution Control Revenue

SFHR         Single Family Housing Revenue

SFMR         Single Family Mortgage Revenue

VRDN         Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's                Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 61.1

AA                             Aa                                    AA                                  22.5

A                              A                                     A                                   11.6

BBB                            Baa                                   BBB                                  3.3

F-1+ & F-1                     MIG1, VMIG1, & P1                     SP1 & A1                             1.5

                                                                                                        100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(C)  SECURITIES PAYABLE ON DEMAND. THE INTEREST RATE, WHICH IS SUBJECT TO
     CHANGE, IS BASED UPON BANK PRIME RATES OR AN INDEX OF MARKET INTEREST
     RATES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds


STATEMENT OF INVESTMENTS

August 31, 2001

MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                   Principal
  INVESTMENTS--99.1%                                                                  Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--1.1%

State of Alabama 5.25%, 6/1/2007                                                        1,205,000                       1,310,956

ALASKA--2.4%

Valdez, Marine Terminal Revenue
    (Sohio Pipeline--BP Oil)
    7.125%, 12/1/2025                                                                   2,745,000                       2,857,463

ARIZONA--1.9%

Maricopa County
  Community College District

    6.50%, 7/1/2004                                                                     1,420,000                       1,559,032

Tucson, Water Revenue
    5%, 7/1/2004 (Insured; FGIC)                                                          725,000                         766,405

CALIFORNIA--1.4%

California Statewide Communities
  Development Authority, SWDR
  (Waste Management Inc.

    Project) 4.95%, 4/1/2011                                                              500,000                         510,670

Foothill-Eastern Transportation
    Corridor Agency, Toll Road Revenue
    4.375%, 1/15/2004                                                                   1,140,000                       1,176,263

CONNECTICUT--2.4%

State of Connecticut, Airport Revenue

    7.65%, 10/1/2012                                                                    1,200,000                       1,357,824

Connecticut Development Authority,
    PCR (United Illuminating)
    4.35%, 6/1/2026                                                                     1,500,000                       1,524,180

FLORIDA--2.9%

Florida State Mid-Bay Bridge Authority,
    Revenue 7.50%, 10/1/2017                                                            1,000,000                       1,033,860

Gainsville , Utility System Revenue

    6.20%, 10/1/2002                                                                    1,440,000                       1,466,093

Miami Beach Health Facilities
    Authority, HR (Mount Sinai Medical
    Center) 5.50%, 11/15/2035                                                           1,000,000                       1,010,860

GEORGIA--3.6%

De Kalb County Development Authority,
  Revenue (Emory University Project)

    5.375%, 11/1/2005                                                                   3,000,000                       3,264,120

State of Georgia 6%, 3/1/2004                                                           1,000,000                       1,075,120

KANSAS--1.4%

Crawford County Unified School
    District  No. 250 6%, 9/1/2004
    (Insured; FSA)                                                                        565,000                         615,234

KANSAS (CONTINUED)

Kansas Development Finance Authority,
    Revenue (Water Pollution Control
    Revolving Fund) 4.50%, 11/1/2008                                                    1,025,000                       1,071,894

KENTUCKY--1.8%

Kansas Department of Transportation,
  Highway Revenue

    5.375%, 3/1/2007                                                                    1,000,000                       1,095,430

Kenton County Airport Board,
    Airport Revenue,

    Special Facilities (Delta Airlines)

    6.75%, 2/1/2002                                                                     1,000,000                       1,005,420

MASSACHUSETTS--1.9%

Massachusetts Health and Educational
    Facilities Authority, Revenue
    (Harvard University)
    5.50%, 1/15/2004                                                                    2,110,000                       2,237,549

MICHIGAN--.9%

Michigan Building Authority,
  Revenue, Facilities

    Program 5.625%, 10/1/2008                                                           1,000,000                       1,072,370

MINNESOTA--1.8%

Hennepin County, Solid Waste

    5.50%, 10/1/2005                                                                    2,000,000                       2,094,220

MISSISSIPPI--2.7%

Mississippi Highway Revenue,
  Four Lane Highway

    Program 5.25%, 6/1/2006                                                             3,000,000                       3,253,020

MISSOURI--3.1%

Missouri Board of Public Buildings,
    State Office Building Special
     Obligation 5.50%, 5/1/2005                                                         3,365,000                       3,642,108

NEW JERSEY--10.4%

New Jersey Transit Corp.:

  Capital Grant Anticipation Notes

        5.50%, 2/1/2005
        (Insured; AMBAC)                                                                5,000,000                       5,388,600

    COP, Federal Transit Administration
        Grants 5.25%, 9/15/2004
        (Insured; AMBAC)                                                                5,000,000                       5,335,600

University of Medicine and
    Dentistry, COP 6.75%,
    12/1/2009 (Insured; MBIA)                                                           1,660,000                       1,676,550



MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--4.0%

City of New York 5.60%, 8/15/2010                                                       3,000,000                       3,133,620

New York City Municipal Assistance
    Corp. 5.50%, 7/1/2004                                                               1,000,000                       1,073,720

New York State Dormitory Authority,
    Revenue (City University System)
    5.50%, 7/1/2004                                                                       500,000                         528,695

NORTH CAROLINA--1.3%

North Carolina Housing Finance
    Agency, Student Housing
    (Appalachian Student Housing
    Corp.) 5.50%, 7/1/2031 (LOC;
    First Union National Bank)                                                          1,500,000                       1,558,470

OHIO--5.9%

Ohio Higher Education
  Capital Facilities:

        5.25%, 5/1/2005                                                                 2,500,000                       2,684,375

        5.25%, 5/1/2006                                                                 1,000,000                       1,082,980

Ohio Building Authority, State
    Facilities, Adult Correctional
    5.75%, 4/1/2005                                                                     2,250,000                       2,444,715

University of Cincinnati,
    General Receipts

    5.50%, 6/1/2005 (Insured; FGIC)                                                       800,000                         865,816

OKLAHOMA--1.5%

Oklahoma Capital Improvement
  Authority, State Highway Capital
  Improvement Revenue

    5%, 6/1/2005 (Insured; MBIA)                                                        1,700,000                       1,813,747

PENNSYLVANIA--29.6%

Allegheny County Airport Authority,
  Airport Revenue

  (Pittsburgh International Airport)

    5.25%, 1/1/2003 (Insured; FGIC)                                                     2,435,000                       2,508,074

Allegheny County Hospital
    Development Authority,

    Revenue (UPMC Health Systems)

    5%, 8/1/2003 (Insured; MBIA)                                                        2,000,000                       2,082,840

Blair County 5.50%, 8/1/2003
    (Insured; FGIC)                                                                     1,035,000                       1,089,845

Blair County Hospital Authority,
    Revenue (Altoona Hospital)

    6.375%, 7/1/2014 (Insured; AMBAC)                                                     400,000                         420,576

PENNSYLVANIA (CONTINUED)

Corry Area School District

    5%, 12/1/2003                                                                       3,000,000                       3,128,460

Dauphin County General Authority,
    Revenue 4.60%, 6/1/2026
    (Insured; AMBAC)                                                                    1,500,000                       1,517,430

Delaware County Industrial
    Development Authority, PCR

    (Peco Energy Co.)
    5.20%, 4/1/2021                                                                     1,000,000                       1,025,230

Luzerne County Industrial
    Development Authority,
    Exempt  Facilities Revenue
    (Pennsylvania Gas and Water
    Co.) 7.20%, 10/1/2017                                                               2,000,000                       2,087,860

Northern Tioga School District

    5.05%, 7/15/2003                                                                    2,000,000                       2,012,680

State of Pennsylvania:

    5.30%, 5/1/2004                                                                     1,375,000                       1,459,219

    COP 5%, 7/1/2003
        (Insured; AMBAC)                                                                2,100,000                       2,182,488

Pennsylvania Higher Educational
    Facilities Authority, Revenue:

        Health Services
            (University of Pennsylvania)

                 5.125%, 1/1/2002                                                       2,230,000                       2,244,673

            (Thomas Jefferson University):

                 6.10%, 8/15/2002
                     (Insured; MBIA)                                                      600,000                         620,466

                 6.10%, 8/15/2002
                     (Insured; MBIA)

            (Prerefunded 8/15/2002)                                                     2,795,000 (a)                   2,888,716

Philadelphia, Gas Works Revenue

    5%, 8/1/2007 (Insured; FSA)                                                         1,555,000                       1,668,748

Pleasant Valley School District

    5.35%, 3/15/2002
    (Insured; AMBAC)                                                                      300,000                         300,705

Pottsville Hospital Authority,
    HR (Daughters of Charity)
    4.75%, 8/15/2003                                                                    1,425,000                       1,457,419

Spring-Ford Area School District

    6.50%, 2/1/2018
    (Prerefunded 2/1/2004)                                                              4,000,000 (b)                   4,427,400

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Washington County Industrial
  Development Authority,

    PCR (West Pennsylvania Power Co.,
    Mitchell Project) 4.95%,
    3/1/2003 (Insured; AMBAC)                                                           2,000,000                       2,051,980

TENNESSEE--2.7%

Metropolitan Government of
  Nashville and Davidson

    County, Tennessee Improvement
    5%, 10/15/2008                                                                      3,000,000                       3,239,190

TEXAS--5.2%

Dallas-Fort Worth International
    Airport Facility Improvement
    Corp., Revenue (American Airlines)
    5.95%, 5/1/2029                                                                     3,000,000                       3,091,140

Matagorda County Navigational
    District Number 1,

    Revenue (Reliant Energy Inc.)

    5.20%, 5/1/2029                                                                     1,000,000                       1,014,650

State of Texas 5.70%, 10/1/2003                                                         2,000,000                       2,121,760

UTAH--3.6%

Jordan School District
    (Local School  Board Program)
    5.25%, 6/15/2007                                                                    3,000,000                       3,267,060

State of Utah 5.50%, 7/1/2003                                                           1,000,000                       1,050,360

VIRGINIA--1.5%

Fairfax County 6%, 5/1/2006                                                             1,825,000                       1,851,828

WASHINGTON--3.8%

Washington Public Power Supply System,

  Revenue:

     (Nuclear Project No. 1)

            6%, 7/1/2005 (Insured; AMBAC)                                               2,000,000                       2,197,000

        (Nuclear Project No. 3)

            6%, 7/1/2007 (Insured; AMBAC)                                               2,050,000                       2,300,366

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

    (cost $114,328,264)                                                                                               117,895,142
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM                                                                              Principal
    MUNICIPAL INVESTMENTS--.8%                                                          Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--.5%

Massachusetts Industrial Financing
    Agency, Revenue VRDN (Showa
    Women's Institute Inc.) 2.50%                                                         600,000 (b)                     600,000

PENNSYLVANIA--.3%

Allegheny County Industrial
  Development Authority,

    Revenue, VRDN (Longwood
    at Oakmont Inc.) 2.45%                                                                400,000 (b)                     400,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS

    (cost $1,000,000)                                                                                                   1,000,000


TOTAL INVESTMENTS (cost $115,328,264)                                                       99.9%                     118,895,142

CASH AND RECEIVABLES (NET)                                                                    .1%                         132,126

NET ASSETS                                                                                 100.0%                     119,027,268



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC        American Municipal Bond Assurance Corporation

COP          Certificate of Participation

FGIC         Financial Guaranty Insurance Company

FSA          Financial Security Assurance

HR           Hospital Revenue

LOC          Letter of Credit

MBIA         Municipal Bond Investors Assurance
               Insurance Corporation

PCR          Pollution Control Revenue

SWDR         Solid Waste Disposal Revenue

VRDN         Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's               Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 50.9

AA                             Aa                                    AA                                  25.7

A                              A                                     A                                   10.9

BBB                            Baa                                   BBB                                  7.4

F1                             MIG1                                  SP1                                  5.1

                                                                                                        100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF INVESTMENTS

August 31, 2001

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS--98.5%                                                                   Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--.5%

Valdez, Marine Terminal Revenue
  (Sohio Pipeline BP Oil)

    7.125%, 12/1/2025                                                                   4,000,000                       4,163,880

ARIZONA--.4%

Greenlee County Industrial
  Development Authority, PCR

  (Phelps Dodge Corporation Project)

    5.45%, 6/1/2009                                                                     3,950,000                       3,991,751

CALIFORNIA--.8%

Foothill/Eastern Transportation Corridor
  Agency, Toll Road Revenue:

        Zero Coupon, 7/15/2009
            (Insured; MBIA)                                                             6,000,000 (a)                   4,105,560

        Zero Coupon, 7/15/2009
            (Insured; MBIA)                                                             2,000,000 (a)                   1,357,280

        5.75%, 1/15/2040                                                                2,000,000                       2,079,880

COLORADO--1.6%

Colorado Department of
    Transportation, Transportation
    Revenue Anticipation Notes
    5.50%, 6/15/2011
    (Insured; MBIA)                                                                    10,000,000                      11,208,800

Northwest Parkway Public Highway
    Authority, Senior Revenue

    Zero Coupon, 6/15/2011
    (Insured; AMBAC)                                                                    5,000,000 (a)                   3,120,550

CONNECTICUT--.0%

Connecticut Housing Finance Authority

  (Housing Mortgage Finance Program)

    7.30%, 11/15/2003                                                                      20,000                          20,066

FLORIDA--.8%

Florida Department of Environmental
  Protection, Revenue

    5.75%, 7/1/2010                                                                     2,405,000                       2,729,819

Hillsboroough County School Board,
    COP (Master Lease Program)

    5.50%, 7/1/2012 (Insured; MBIA)                                                     3,545,000                       3,950,761

IDAHO--.2%

Canyon County School District
  No. 131 4.75%,

    7/30/2011 (Insured; FGIC)                                                           1,800,000                       1,905,786

ILLINOIS--1.3%

Chicago 5.50%, 1/1/2016
    (Insured; FSA)                                                                      2,305,000                       2,542,530

Dupage Water Commission
    6.25%, 3/1/2007                                                                     1,000,000                       1,036,680

ILLINOIS (CONTINUED)

Illinois, 5.70%, 8/1/2008                                                               3,000,000                       3,208,320

Illinois Educational
  Facilities Authority

     (University of Chicago):

            5.25%, 7/1/2011                                                             1,960,000                       2,103,648

            5.25%, 7/1/2013                                                             2,170,000                       2,298,442

KENTUCKY--.9%

Kentucky Property and Buildings
  Commission, Revenue:

        5.50%, 9/1/2010                                                                 2,450,000                       2,726,458

        (Project Number 68):

            5.75%, 10/1/2009                                                            3,000,000                       3,382,620

            5.75%, 10/1/2010                                                            1,500,000                       1,698,840

MASSACHUSETTS--.6%

Massachusetts (Consolidated Loan)
    5.25%, 8/1/2017                                                                     2,500,000                       2,706,925

Massachusetts Turnpike Authority,
    Western Turnpike Revenue

    5.55%, 1/1/2017 (Insured; MBIA)                                                     2,425,000                       2,512,906

MICHIGAN--.7%

Detroit City School District:

    5.25%, 5/1/2015 (Insured; FGIC)                                                     2,610,000                       2,826,108

    5.25%, 5/1/2017 (Insured; FGIC)                                                     2,000,000                       2,147,360

Redford Union School
    District Number 001

    6.25%, 5/1/2008 (Insured; FGIC)                                                     1,045,000                       1,202,764

MISSOURI--.3%

Missouri Housing Development
    Commission, SFMR
    6.40%, 9/1/2029                                                                     2,225,000                       2,418,241

NEVADA--.3%

Washoe County (Reno-Sparks
    Convention) 6.375%,
    7/1/2023 (Insured; FSA)
    (Prerefunded 1/1/2010)                                                              2,000,000 (b)                   2,348,380

NEW JERSEY--2.6%

New Jersey 6%, 2/15/2011                                                                2,500,000                       2,900,000

New Jersey Economic Development
    Authority, EDR (American Airlines
    Inc. Project) 7.10%, 11/1/2031                                                      1,670,000                       1,709,395

New Jersey Highway Authority,
    General Revenue

    (Garden State Parkway) 5.50%,
    1/1/2014 (Insured; FGIC)                                                            2,500,000 (c)                   2,798,675


MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                    Principal
  INVESTMENTS (CONTINUED)                                                             Amount ($)                        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Transportation
  Corporation, Federal Transportation
  Administration Grants COP:

        5.50%, 9/15/2009
            (Insured; AMBAC)                                                            6,000,000                       6,681,000

        5.50%, 9/15/2012
            (Insured; AMBAC)                                                            3,000,000                       3,368,430

        6%, 9/15/2015
            (Insured; AMBAC)                                                            2,000,000                       2,270,820

New Jersey Turnpike Authority,
    Turnpike Revenue 5.75%,
    1/1/2010 (Insured; MBIA)                                                            2,700,000                       3,055,401

NEW YORK--3.0%

New York City:

    5.25% 11/15/2007                                                                    2,095,000                       2,302,091

    5.75%, 8/1/2007                                                                     5,495,000                       6,158,192

New York State Dormitory Authority,
    Revenue:

        (Mental Health Services Facilities):

            6%, 8/15/2007                                                               2,485,000                       2,817,046

            6%, 8/15/2007
                 (Prerefunded 2/15/2007)                                                   15,000 (b)                      17,278

            5.75%, 8/15/2011                                                            2,500,000                       2,749,525

        (School Program)
            5.25%, 7/1/2011                                                             1,200,000                       1,305,792

New York State Mortgage Agency

  (Homeowner Mortgage)

    5.50%, 10/1/2017                                                                    7,255,000                       7,635,380

Triborough Bridge and Tunnel
    Authority General Purpose
    Revenue 6%, 1/1/2012                                                                3,000,000                       3,502,200

NORTH CAROLINA--.6%

Mecklenburg County
  (Public Improvement)

    4.75%, 4/1/2008                                                                     5,000,000                       5,317,650

OHIO--.4%

Ohio Higher Education, Capital
    Facilities 5.625%, 5/1/2014                                                         3,615,000                       3,981,633

OREGON--.9%

Washington County 5%, 6/1/2017                                                          3,050,000                       3,141,134

Washington County Clean Water
  Services, Sewer Revenue (Senior Lien)

    5%, 10/1/2013 (Insured; FGIC)                                                       1,045,000                       1,105,620

Washington County Unified Sewer
    Agency, Sewer Revenue

    5.75%, 10/1/2009 (Insured; FGIC)                                                    3,620,000                       4,089,731

PENNSYLVANIA--74.1%

Allegheny County:

    5.75%,12/1/2001                                                                       645,000                         650,289

    5.75%,12/1/2004                                                                       600,000                         653,130

    5.40%, 9/15/2005 (Insured; MBIA)
        (Prerefunded 09/15/2004)                                                        1,000,000 (b)                   1,072,960

    5.90%,5/1/2006 (Insured; AMBAC)                                                     1,250,000                       1,300,650

    5.50%, 9/15/2006 (Insured; MBIA)
        (Prerefunded 9/15/2004)                                                         2,000,000 (b)                   2,151,700

    5.80%, 9/15/2009 (Insured; MBIA)
        (Prerefunded 9/15/2004)                                                         2,310,000 (b)                   2,505,241

    6%, 5/1/2010 (Insured; AMBAC)                                                       2,000,000                       2,082,100

    5.875%, 9/15/2010 (Insured; MBIA)
        (Prerefunded 9/15/2004)                                                         2,000,000 (b)                   2,173,380

Allegheny County Hospital
    Development Authority,Revenue:

        (Pittsburgh Mercy Health System):

            5.50%, 8/15/2003
                 (Insured; AMBAC)                                                       1,810,000                       1,907,125

            5.50%, 8/15/2004
                 (Insured; AMBAC)                                                       1,910,000                       2,048,265

            5.60%, 8/15/2005
                 (Insured; AMBAC)                                                       2,020,000                       2,203,860

            5.60%, 8/15/2006
                  (Insured; AMBAC)                                                      2,135,000                       2,354,158

        (Presbyterian Health Center)
            6%, 11/1/2006                                                               2,000,000                       2,111,020

        (University of Pittburgh Medical Center):

            4.95%, 12/1/2007
                 (Insured; MBIA)                                                          690,000                         735,823

            5.15%, 12/1/2009
                 (Insured; MBIA)                                                          750,000                         795,577

        (UPMC Health) 5.25%, 7/1/2005                                                   3,170,000                       3,398,398

Allegheny County Port Authority,
    Special Transportation Revenue

        5.50%, 6/1/2008 (Insured; MBIA)                                                 4,000,000                       4,405,000

        5.375%, 3/1/2011 (Insured; FGIC)                                                2,500,000                       2,760,125

        5.50%, 3/1/2014 (Insured; FGIC)                                                 2,500,000                       2,751,725

        5.50%, 3/1/2016 (Insured; FGIC)                                                 1,360,000                       1,478,062

        6%, 3/1/2019 (Insured; MBIA)
            (Prerefunded 3/1/2009)                                                      5,000,000 (b)                   5,747,950

Allentown 5.55%, 7/15/2007                                                              1,000,000                       1,043,560

Armstrong County 5.40%,
    6/1/2031 (Insured; MBIA)                                                            5,000,000                       5,188,800

Bangor Area School District:

    5.10%, 3/1/2008 (Insured; AMBAC)
        (Prerefunded 3/1/2005)                                                          1,250,000 (b)                   1,332,962

    5.25%, 3/1/2009 (Insured; AMBAC)
        (Prerefunded 3/1/2005)                                                          1,000,000 (b)                   1,071,310

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Berks County:

    6.20%, 11/15/2005 (Insured FGIC)                                                    1,000,000                       1,060,320

    5.60%, 11/15/2007 (Insured FGIC)                                                    3,000,000                       3,093,600

Berks County Municipal Authority, HR

  (Reading Hospital and Medical
  Center Project):

        5.50%, 10/1/2005 (Insured; MBIA)
            (Prerefunded 10/1/2004)                                                     1,380,000 (b)                   1,510,534

        5.80%, 10/1/2008 (Insured; MBIA)
            (Prerefunded 10/1/2004)                                                     1,080,000 (b)                   1,191,650

Bethel Park School District:

    5%, 8/1/2003 (Insured; FGIC)                                                        1,600,000                       1,633,568

    5.25%, 8/1/2005 (Insured: FGIC)                                                     1,000,000                       1,019,860

Bethlehem Area School District
    5.50%, 9/1/2007 (Insured: FGIC)                                                     4,000,000                       4,417,040

Bucks County:

    5.15%, 5/1/2004                                                                     2,000,000                       2,115,920

    5.60%, 5/1/2008
        (Prerefunded 5/1/2005)                                                          1,000,000 (b)                   1,085,790

Bucks County Community College
    Authority, College Building Revenue:

        5.60%, 6/15/2003                                                                1,000,000                       1,051,080

        5.65%, 6/15/2004                                                                1,015,000                       1,088,425

        5.65%, 6/15/2005                                                                1,070,000                       1,165,262

        5.65%, 6/15/2006                                                                1,135,000                       1,250,191

        5.70%, 6/15/2007                                                                1,205,000                       1,339,092

Bucks County Technical School
    Authority, School Revenue:

        5.10%, 8/15/2008
            (Insured; AMBAC)                                                            1,000,000                       1,053,430

        5.40%, 8/15/2011
            (Insured; AMBAC)                                                            1,500,000                       1,579,080

Bucks County Water and Sewer
    Authority, Revenue:

        6.35%, 12/1/2007 (Insured;
            FGIC) (Prerefunded 12/1/2002)                                                 500,000 (b)                     523,870

        (Neshaminy Intercptor) 6.30%
            12/1/2004 (Insured; FGIC)                                                   1,000,000                       1,009,060

Central Bucks School District:

    5.50%, 2/1/2007 (Insured; FGIC)                                                     2,100,000                       2,299,563

    6.55%, 11/15/2008
        (Prerefunded 11/15/2004)                                                        1,000,000 (b)                   1,111,070

Chester County Health and Education
    Facilities Authoroity, Health System
    Revenue (Main Line Health System)
    5.50%, 5/15/2015                                                                    2,000,000                       2,054,380

Coatsville Area School District
    5%, 10/1/2003 (Insured; AMBAC)                                                      1,000,000                       1,046,990

PENNSYLVANIA (CONTINUED)

Colonial School District 6%,
    9/1/2002 (Insured; MBIA)                                                              245,000                         245,674

Conneaut School District
    5%, 10/1/2003                                                                       1,450,000                       1,511,842

Conrad Weiser Area School District:

    6.05%, 12/15/2004 (Insured; MBIA)                                                     980,000                       1,076,932

    6.30%, 12/15/2006 (Insured; MBIA)
        (Prerefunded 12/15/2004)                                                        1,000,000 (b)                   1,106,700

    5.20%, 12/15/2010
        (Insured; MBIA)                                                                 1,000,000                       1,052,880

    5.25%, 12/15/2014
        (Insured; MBIA)                                                                 3,890,000                       4,028,562

Cornwall-Lebanon School District
    5.30%, 2/15/2013 (Insured; FGIC)                                                    1,700,000                       1,760,265

Cornwall-Lebanon Suburban Joint
    School Authority, School Revenue,

    5.85%, 3/1/2009 (Insured; FGIC)
    (Prerefunded 3/1/2004)                                                              1,600,000 (b)                   1,714,032

Cumberland County Municipal Authority,
    College Revenue:

        (Dickerson College):

            5.25%, 11/1/2008
                 (Insured; AMBAC)                                                       1,000,000                       1,091,150

            5.25%, 11/1/2009
                 (Insured; AMBAC)                                                       1,170,000                       1,277,359

        (Messiah College) 5.50%,
            10/1/2006 (Insured; AMBAC)                                                  5,760,000                       6,313,075

Dauphin County:

    5.35%, 8/1/2005 (Insured; MBIA)
        (Prerefunded 8/1/2003)                                                          1,500,000 (b)                   1,576,455

    5.40%, 8/1/2006 (Insured; MBIA)
        (Prerefunded 8/1/2003)                                                          1,500,000 (b)                   1,577,850

    5.45%, 8/1/2007 (Insured; MBIA)
        (Prerefunded 8/1/2003)                                                          1,000,000 (b)                   1,052,830

Dauphin County General
    Authority, Revenue:

        5.40%, 6/1/2026
            (Insured; AMBAC)                                                            1,000,000                       1,013,870

        5.50%, 6/1/2026
            (Insured; AMBAC)                                                            1,000,000                       1,013,270

Delaware County:

    5.50%, 10/1/2015
        (Prerefunded 10/1/2005)                                                           720,000 (b)                     785,635

    5.50%, 10/1/2015                                                                      280,000                         291,122

Delaware County Authority, College
    Revenue (Haverford College):

        5.875%, 11/15/2021                                                              1,500,000                       1,652,565

        5.75%, 11/15/2025                                                               3,000,000                       3,251,370




MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Delaware County Industrial
    Development Authority, PCR
    (Peco Energy Company Project)
    5.20%, 4/1/2021                                                                     4,565,000                       4,680,175

Delaware County Regional Water
    Quality Control Authority,
    Sewer Revenue:

        5%, 5/1/2003 (Insured; FGIC)                                                    1,000,000                       1,038,450

        4.75%, 5/1/2010 (Insured; FGIC)                                                 1,945,000                       2,055,962

Delaware River Joint Toll Bridge
    Commission, Bridge Revenue

    6%, 7/1/2002 (Insured; FGIC)                                                          515,000                         529,945

Downingtown Area School District:

    4.50%, 3/1/2007                                                                     2,000,000 c                     2,086,560

    5.25%, 2/1/2008                                                                     4,870,000                       5,287,359

    5.375%, 2/1/2009                                                                    5,020,000                       5,501,217

Exeter Township School Authority,
    School Revenue 6.375%,
    12/1/2001 (Insured; MBIA)                                                             360,000                         363,506

Exeter Township School District:

    5.85%, 5/15/2009 (Insured; FGIC)                                                    1,000,000                       1,067,460

    5.15%, 5/15/2010 (Insured; FGIC)                                                    2,500,000                       2,624,800

Fleetwood Area School Authority
     5.70%, 4/1/2006 (Insured; FGIC)                                                    1,160,000                       1,277,230

Fleetwood Area School District
    5%, 4/1/2011 (Insured; FGIC)                                                        1,500,000                       1,611,585

Fox Chapel Area School District
    5.50%, 8/15/2008                                                                    1,500,000                       1,564,875

Geisinger Authority, Health
    System Revenue:

        5.80%, 7/1/2003
            (Prerefunded 7/1/2002)                                                        830,000 (b)                     869,134

        5.80%, 7/1/2003                                                                   740,000                         781,729

Gettysburg Municipal Authority, HR
    (Gettyburg Hospital Project)

    6%, 7/1/2007 (Insured; MBIA)
    (Prerefunded 07/1/2002)                                                             1,080,000 (b)                   1,111,525

Governor Mifflin School District
    5%, 11/15/2003
    (Insured; AMBAC)                                                                    1,000,000                       1,004,690

Hampton Township Sanitation
    Authority, Sewer Revenue

    5.55%, 2/1/2008
    (Insured; MBIA)                                                                       750,000                         775,170

Hampton Township School District
    6%, 8/15/2007 (Insured; FGIC)                                                       1,000,000                       1,044,000

PENNSYLVANIA (CONTINUED)

Hazleton Area School District:

    6.50%, 3/1/2006 (Insured; FSA)                                                      1,155,000                       1,305,034

    6.50%, 3/1/2007 (Insured; FSA)                                                      1,000,000                       1,144,340

    6.50%, 3/1/2008 (Insured; FSA)                                                      1,300,000                       1,503,320

Hazelton City Authority, Water Revenue:

    5.75%, 4/1/2005 (Insured; FGIC)                                                       540,000                         587,493

    5.75%, 4/1/2006 (Insured; FGIC)                                                       570,000                         628,043

Hempfield Township Municipal Authority
    (Westmoreland County)

        Sewer Revenue:

            5.90%, 9/1/2004 (Insured; FGIC)
                 (Prerefunded 9/1/2002)                                                   600,000 (b)                     620,538

            6.30%, 9/1/2007 (Insured; FGIC)
                 (Prerefunded 9/1/2002)                                                   500,000 (b)                     519,080

Lancaster County Solid Waste
    Management Authority, RRR:

        5.25%, 12/15/2008
            (Insured; AMBAC)                                                            3,940,000                       4,229,157

        5.25%, 12/15/2009
            (Insured; AMBAC)                                                            4,230,000                       4,536,379

        5.25%, 12/15/2010
            (Insured; AMBAC)                                                            2,000,000                       2,140,160

Lancaster County Vocational-Technical
    School Authority, LR:

        6.10%, 2/15/2003
            (Insured; FGIC)                                                             1,000,000                       1,049,660

        5.25%, 2/15/2009
            (Insured; FGIC)                                                             1,000,000                       1,084,910

        5.25%, 2/15/2010
            (Insured; FGIC)                                                             1,500,000                       1,630,560

Lancaster Higher Education Authority,
    College Revenue (Franklin and
    Marshall College Project)
    6.50%, 4/15/2006                                                                    1,000,000                       1,023,820

Lancaster School District

    5.50%, 5/15/2006 (Insured; FGIC)
    (Prerefunded 5/15/2004)                                                             1,000,000 (b)                   1,067,810

Lehigh County General Purpose
    Authority, Revenue

    (Lehigh Valley Hospital):

        5.75%, 7/1/2004 (Insured; MBIA)                                                 1,140,000                       1,221,772

        5.75%, 7/1/2005 (Insured; MBIA)                                                 1,200,000                       1,304,760

        5.75%, 7/1/2006 (Insured; MBIA)                                                 1,270,000                       1,396,276

Lehigh County Industrial Development
    Authority, PCR (Pennsylvania Power
    and Light Co. Project) 6.40%,
    11/1/2021 (Insured; MBIA)                                                           1,750,000                       1,844,850

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Lower Merion Township:

    5.625%, 8/1/2005                                                                      850,000                         871,530

    5.75%, 8/1/2006                                                                       730,000                         749,579

Lycoming County Authority,
    LR 5.75%, 7/1/2002                                                                    195,000                         199,526

Manheim Central School District:

    5.40%, 5/15/2004 (Insured; FGIC)                                                      650,000                         692,399

    5.50%, 5/15/2005 (Insured; FGIC)
        (Prerefunded 5/15/2004)                                                           620,000 (b)                     662,042

    5.90%, 5/15/2008 (Insured; FGIC)
        (Prerefunded 5/15/2004)                                                         1,060,000 (b)                   1,142,839

    6%, 5/15/2009 (Insured; FGIC)
        (Prerefunded 5/15/2004)                                                         1,175,000 (b)                   1,269,870

Montgomery County:

    5%, 9/15/2010                                                                       1,165,000                       1,260,425

    5%, 9/15/2011                                                                       2,155,000                       2,327,077

Montgomery County Higher Education
    and Health Authority, HR

    (Abington Memorial Hospital)
    5%, 6/1/2007 (Insured; AMBAC)                                                       2,940,000                       3,147,976

Montgomery County Industrial
    Development Authority, PCR

    (Peco Energy Company Project):

        5.20%, 10/1/2030                                                                2,500,000                       2,604,100

        5.30%, 10/1/2034                                                                1,500,000                       1,562,355

North Allegheny School District 6.25%,
    11/1/2007 (Insured; AMBAC)                                                          2,700,000                       2,809,107

Northeastern Hospital and Education
    Authority, College Revenue

    (Luzerne County Community College):

        5.25%, 8/15/2006
            (Insured; MBIA)                                                             1,115,000                       1,209,117

    5.25%, 8/15/2007
            (Insured; MBIA)                                                             1,170,000                       1,272,305

North Pennsylvania School District
    5.50%, 3/1/2006                                                                     1,350,000                       1,472,958

North Pennsylvania School District
    Authority, School Revenue

    (Mongomery and Bucks County)
    6.20%, 3/1/2007                                                                       965,000                       1,067,136

North Wales Water Authority,
    Water Revenue

    5.40%, 11/1/2010 (Insured; FGIC)                                                    1,000,000                       1,052,200

Northern Tioga School District
    5.05%, 7/15/2003                                                                    6,700,000                       6,742,478

Northwestern Lehigh School District:

    5%, 3/15/2008 (Insured; FSA)                                                        1,190,000                       1,278,036

    5%, 3/15/2009 (Insured; FSA)                                                        1,190,000                       1,278,393

    5%, 3/15/2010 (Insured; FSA)                                                        1,245,000                       1,338,487

PENNSYLVANIA (CONTINUED)

Parkland School District:

    5.25%, 9/1/2011 (Insured; FGIC)                                                     2,220,000                       2,436,317

    5.375%, 9/1/2014 (Insured; FGIC)                                                    3,110,000                       3,435,399

    5.375%, 9/1/2016 (Insured; FGIC)                                                    1,490,000                       1,635,379

Penn Delco School District:

    5.90%, 10/1/2005 (Insured; FGIC)                                                    1,340,000                       1,383,523

    6%, 10/1/2006 (Insured; FGIC)                                                       1,275,000                       1,318,197

Penn Manor School District:

    5.20%, 6/1/2012 (Insured; FGIC)
    (Prerefunded 6/1/2006)                                                                355,000 (b)                     384,657

    5.20%, 6/1/2012 (Insured; FGIC)                                                       395,000                         412,360

Pennsbury School District:

    6.10%, 8/15/2004 (Insured; FGIC)                                                    1,000,000                       1,090,740

    6.65%, 8/15/2009 (Insured; FGIC)
        (Prerefunded 8/15/2004)                                                         1,000,000 (b)                   1,106,210

Pennsylvania:

    5.125%, 3/15/2004
        (Insured; AMBAC)                                                                4,500,000                       4,746,150

    5.30%, 5/1/2005                                                                     1,000,000                       1,069,530

    5.375%, 5/15/2005
        (Insured; FGIC)                                                                 5,000,000                       5,397,800

    5.25%, 6/15/2005                                                                    3,000,000                       3,153,570

    5%, 8/1/2005 (Insured; FGIC)                                                       10,000,000                      10,701,200

    6.30%, 9/15/2005                                                                    2,000,000                       2,068,240

    5.375%, 11/15/2005
        (Insured; FGIC)                                                                 2,000,000                       2,179,260

    5.75%, 12/1/2005                                                                    1,000,000                       1,046,560

    5.50%, 1/15/2006
        (Insured; MBIA)                                                                 6,000,000                       6,536,940

    5%, 6/1/2006 (Insured; MBIA)                                                        1,500,000                       1,612,215

    5.875%, 12/1/2006                                                                   1,000,000                       1,051,480

    6.375%, 9/15/2007                                                                   3,000,000                       3,103,560

    5.375%, 5/15/2009
        (Insured; FGIC)                                                                 3,000,000                       3,237,330

    5.25%, 10/15/2009                                                                  10,000,000                      10,979,100

    5.25%, 10/15/2010                                                                  10,000,000                      10,999,300

    6%, 1/15/2012                                                                       2,500,000                       2,875,375

    COP 6.25%, 11/1/2006
        (Insured; FSA)                                                                  1,000,000                       1,025,690

Pennsylvania Higher Educational
    Facilities Authority, Revenue:

        (Drexel University) 5.625%,
            5/1/2014 (Insured; MBIA)                                                    2,000,000                       2,078,500

        (Lafayette College Project) 6%,
            5/1/2030                                                                    5,000,000                       5,448,700

        (State System):

            5.25%, 6/15/2004
                 (Insured; AMBAC)                                                       1,000,000                       1,061,790

            5.20%, 6/15/2007
                 (Insured; AMBAC)                                                       1,000,000                       1,041,900



MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Higher Educational
  Facilities Authority, Revenue:

     (State System) (continued):

            5.30%, 6/15/2008
                 (Insured; AMBAC)                                                       3,200,000                       3,348,128

            5.75%, 6/15/2010
                 (Insured; AMBAC)                                                       3,045,000                       3,442,433

        (State Systems Higher Education):

            5%, 6/15/2009
                 (Insured; AMBAC)                                                       2,665,000                       2,868,473

            5%, 6/15/2010
                 (Insured; AMBAC)                                                       2,785,000                       2,999,139

            5%, 6/15/2011
                 (Insured; AMBAC)                                                       2,935,000                       3,157,091

        (Temple University) 5.25%,
            4/1/2014 (Insured; MBIA)                                                    2,500,000                       2,636,800

        (Thomas Jefferson University)
            6.10%, 8/15/2002
            (Insured; MBIA)                                                               605,000                         625,637

        (University of Scranton) 5.75%,
                 11/1/2016 (Insured; AMBAC)                                             1,690,000                       1,867,264

        (UPMC Health System):

            5%, 1/15/2010                                                               1,630,000                       1,691,435

            5.125%, 1/15/2011                                                           1,550,000                       1,616,712

            5.25%, 8/1/2012 (Insured; FSA)                                              3,000,000                       3,222,330

            6%, 1/15/2022                                                               2,500,000                       2,653,450

    College and University:

        (College of Pharmavy and Science)
            5.35%, 11/1/2011
            (Insured; MBIA)                                                             2,000,000                       2,105,340

        (Drexel University):

            5.50%, 5/1/2006 (Insured; MBIA)                                             1,600,000                       1,748,480

            5.50%, 5/1/2007 (Insured; MBIA)                                             1,275,000                       1,401,200

            75.30%, 5/1/2010
                 (Insured; MBIA)                                                        3,910,000                       4,232,888

        (University of Pennsylvania):

            5.30%, 9/1/2006                                                             1,000,000                       1,071,080

            5.40%, 9/1/2007                                                             2,000,000                       2,132,620

    Health Services:

        (University of Pennsylvania):

            5.60%, 1/1/2005                                                             2,750,000                       2,900,370

            6%, 1/1/2005                                                                3,500,000                       3,732,505

            5.80%, 1/1/2007                                                             2,000,000                       2,108,480

            6%, 1/1/2010                                                                3,000,000                       3,146,670

            5.60%, 11/15/2010                                                           2,000,000                       2,212,620

            5.875%, 1/1/2015                                                            2,000,000                       2,075,900

Pennsylvania Housing Finance Agency:

  (Rental Housing):

        5.75%, 7/1/2003                                                                 1,000,000                       1,039,720

        6.25%, 7/1/2007                                                                 2,100,000                       2,175,138

        5.15%, 1/1/2003                                                                 1,800,000                       1,847,466

        5.45%, 7/1/2006                                                                 2,400,000                       2,515,632

PENNSYLVANIA (CONTINUED)

Pennsylvania Housing Finance Agency (continued):

  (Single Family Mortgage):

        5.10%, 10/1/2002                                                                1,750,000                       1,795,675

        5.20%, 10/1/2003                                                                1,000,000                       1,043,750

        5.30%, 10/1/2004                                                                1,970,000                       2,085,501

        5.35%, 10/1/2009                                                                1,165,000                       1,243,556

        5.45%, 10/1/2010                                                                3,025,000                       3,230,609

        5.50%, 10/1/2011                                                                1,325,000                       1,410,158

        5.55%, 10/1/2012                                                                3,060,000                       3,237,388

        5.45%, 10/1/2014                                                                1,000,000                       1,031,540

        6%, 10/1/2015                                                                   3,045,000                       3,224,594

        5.75%, 10/1/2013                                                                5,040,000                       5,355,504

        5.40%, 10/1/2027                                                                  595,000                         622,775

Pennsylvania Industrial Development
    Authority, EDR:

        5.50%, 7/1/2005
            (Insured; AMBAC)                                                            3,000,000                       3,248,610

        6%, 7/1/2008
            (Insured; AMBAC)                                                            5,600,000                       6,336,792

        5.80%, 1/1/2009
            (Insured; AMBAC)                                                            5,000,000                       5,588,700

Pennsylvania Infrastructure
    Investment Authority, Revenue

    (Pennvest Loan Pool):

        5.45%, 9/1/2003                                                                 2,000,000                       2,103,780

        5.55%, 9/1/2004                                                                   600,000                         640,320

        5.75%, 9/1/2006                                                                 1,000,000                       1,063,060

        5.85%, 9/1/2008                                                                 1,000,000                       1,056,860

Pennsylvania Intergovernmental
    Cooperative Authority, Special
    Tax Revenue(City of Philadelphia
    Funding Program):

        5.35%, 6/15/2007 (Insured; FGIC)
            (Prerefunded 6/15/2003)                                                       540,000 (b)                     565,531

        5%, 6/15/2007 (Insured; FGIC)                                                   2,500,000                       2,684,675

Pennsylvania State University:

    5.55%, 8/15/2006
        (Insured; AMBAC)                                                                3,000,000                       3,133,080

        5.55%, 8/15/2007                                                                  750,000                         782,535

        5.60%, 8/15/2008                                                                5,000,000                       5,220,050

        5.50%, 8/15/2016                                                                6,280,000                       6,511,481

Pennsylvania Turnpike Commission,
    Revenue:

        6.40%, 12/1/2004
            (Prerefunded 12/1/2001)                                                     1,000,000 (b)                   1,029,630

        5.70%, 12/1/2006 (Insured; FGIC)                                                1,750,000                       1,842,890

        5.80%, 12/1/2007 (Insured; MBIA)                                                1,000,000                       1,054,600

        5.90%, 12/1/2008 (Insured; FGIC)                                                1,500,000                       1,584,120

        5%, 6/1/2009 (Insured; FGIC)                                                    3,275,000                       3,523,966

        6%, 12/1/2009 (Insured; AMBAC)                                                  1,500,000                       1,588,470

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Pennsylvania Turnpike Commission,
  Revenue (continued):

        5%, 6/1/2010 (Insured; FGIC)                                                    4,515,000                       4,860,849

        5%, 6/1/2011 (Insured; FGIC)                                                    3,000,000                       3,226,260

        5.50%, 12/1/2011 (Insured; FGIC)                                                2,510,000 c                     2,816,019

        5.50%, 12/1/2012 (Insured; FGIC)                                                2,000,000 c                     2,243,480

        5.50%, 6/1/2015                                                                 1,500,000                       1,645,005

        5%, 12/1/2026
            (Insured; AMBAC)                                                           16,775,000                      16,781,375

        Oil Franchise Tax:

            5.50%, 12/1/2006
                 (Insured; AMBAC)                                                       2,305,000                       2,543,383

            5.625%, 12/1/2006
                 (Insured; AMBAC)
                 (Prerefunded 12/1/2004)                                                2,000,000 (b)                   2,205,840

            6%, 12/1/2009
                 (Insured; AMBAC)
                 (Prerefunded 12/1/2004)                                                1,765,000 (b)                   1,967,057

Perkiomen Valley School District:

    5.25%, 3/1/2013 (Insured; FSA)                                                      1,230,000                       1,325,817

    5.25%, 3/1/2014 (Insured; FSA)                                                      1,290,000                       1,381,113

Philadelphia:

    5.25%, 3/15/2011 (Insured; FSA)                                                     3,500,000                       3,795,155

    5.25%, 3/15/2012 (Insured; FSA)                                                       235,000                         253,069

    5.25%, 3/15/2013 (Insured; FSA)                                                     2,000,000                       2,137,720

    5.25%, 3/15/2014 (Insured; FSA)                                                     1,000,000                       1,063,540

    Water and Wastewater Revenue:

        5.625%, 6/15/2009
            (Insured; AMBAC)                                                            5,000,000                       5,565,350

        5.25%, 12/15/2012
            (Insured; AMBAC)                                                           10,000,000                      10,968,600

        5.75%, 6/15/2013
            (Insured; MBIA)
            (Prerefunded 6/15/2003)                                                     1,000,000 (b)                   1,073,310

Philadelphia Authority For Industrial
    Development, Revenue:

        (Girard Estates Facilities Leasing
            Project) 5%, 5/15/2019                                                      2,400,000                       2,442,120

        (Long Term Care FFE/Maplewood)

            8%, 1/1/2024
            (Prerefunded 7/1/2004)                                                      2,950,000 (b)                   3,396,394

Philadelphia Hospital and Higher
    Education Facilities Authority:

        HR (Childrens Hospital of
            Philadelphia)
                 5.375%, 2/15/2014                                                      2,700,000                       2,745,819

        Revenue (Northwestern
            Corporation)
                 7.125%, 6/1/2018
                 (Prerefunded 6/1/2003)                                                 2,595,000 (b)                   2,816,457

PENNSYLVANIA (CONTINUED)

Philadelphia Hospital and Higher
  Education Facilities Authority (continued):

        Revenue (Jefferson Health System)
            5.50%, 5/15/2008                                                            1,000,000                       1,071,900

Philadelphia Parking Authority,
    Parking Revenue:

        5.25%, 2/1/2013
            (Insured; AMBAC)                                                            1,935,000                       2,064,084

        5.25%, 2/1/2014
            (Insured; AMBAC)                                                            2,040,000                       2,165,399

        Airport:

            5.50%, 9/1/2004
                 (Insured; AMBAC)                                                       2,820,000                       3,022,081

            5.50%, 9/1/2005
                 (Insured; AMBAC)                                                       1,800,000                       1,953,936

            5.75%, 9/1/2009
                 (Insured; AMBAC)                                                       2,255,000                       2,531,937

Philadelphia School District:

    6.25%, 9/1/2003 (Insured; AMBAC)                                                    2,620,000                       2,801,225

    5%, 10/1/2008 (Insured; MBIA)                                                      10,000,000                      10,761,300

    5.75%, 2/1/2011 (Insured; FSA)                                                      3,000,000                       3,394,620

    5.75%, 2/1/2013 (Insured; FSA)                                                      3,000,000                       3,359,700

    5.25%, 4/1/2014 (Insured; MBIA)                                                     2,500,000                       2,636,500

Pleasant Valley School District
    5.75%, 9/1/2002 (Insured; AMBAC)                                                    1,000,000                       1,002,680

Pocono Mountain School District
    7%, 10/1/2003 (Insured; AMBAC)                                                         35,000                          35,126

Ridley School District
    5%, 11/15/2003 (Insured; FGIC)                                                      1,100,000                       1,105,159

Rose Tree Media School District:

    5.25%, 2/15/2008 (Insured; FGIC)
        (Prerefunded 2/15/2004)                                                           555,000 (b)                     586,030

    5.30%, 2/15/2009 (Insured; FGIC)
        (Prerefunded 2/15/2004)                                                           575,000 (b)                     607,821

    5.30%, 2/15/2009 (Insured; FGIC)                                                      425,000                         442,438

Saint Mary's Area School District:

    5.20%, 1/1/2006 (Insured; MBIA)
        (Prerefunded 7/1/2003)                                                          1,000,000 (b)                   1,045,760

    5.20%, 1/1/2007 (Insured; MBIA)
        (Prerefunded 7/1/2003)                                                          1,000,000 (b)                   1,045,760

Scranton-Lackawanna Health and
    Welfare Authority, Revenue:

        (Community Medical Center Project):

            5.50%, 7/1/2010
                 (Insured; MBIA)                                                        3,035,000                       3,304,083

            5.50%, 7/1/2011
                 (Insured; MBIA)                                                        3,195,000                       3,458,428

        (Mercy Health) 5.25%, 1/1/2005
            (Insured; MBIA)                                                             2,435,000                       2,588,746




MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal
  INVESTMENTS (CONTINUED)                                                              Amount ($)                       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Scranton-Lackawanna Health and
  Welfare Authority, Revenue (continued):

     (University of Scranton Project):

            5.50%, 11/1/2006
                 (Insured; AMBAC)                                                       2,295,000                       2,523,192

            5.50%, 11/1/2007
                 (Insured; AMBAC)                                                       3,040,000                       3,355,826

Seneca Valley School District
    5.50%, 7/1/2004 (Insured; FGIC)                                                       750,000                         766,095

Southeastern Pennsylvania
    Transportation Authority,
    Special Revenue:

        5.90%, 3/1/2010 (Insured; FGIC)
            (Prerefunded 3/1/2005)                                                      2,125,000 (b)                   2,341,113

        5.90%, 3/1/2010 (Insured; FGIC)
            (Prerefunded 3/1/2005)                                                        125,000 (b)                     137,713

Spring-Ford Area School District:

    5.70%, 2/1/2008 (Insured; AMBAC)
        (Prerefunded 2/1/2004)                                                          2,000,000 (b)                   2,129,980

    6.50%, 2/1/2018 (Insured; AMBAC)
        (Prerefunded 2/1/2004)                                                          1,660,000 (b)                   1,837,371

State Public School Building Authority,
    College Revenue:

        (Northampton Community College)

            6%, 4/1/2009 (Insured; MBIA)
                 (Prerefunded 4/1/2004)                                                 1,000,000 (b)                   1,077,240

        (Montgomery Community
            College Project):

                 5.80%, 5/1/2009
                     (Insured; MBIA)
                     (Prerefunded 11/1/2004)                                              955,000 (b)                   1,038,935

                 5.85%, 5/1/2010
                     (Insured; MBIA)
                     (Prerefunded 11/1/2004)                                            1,010,000 (b)                   1,100,284

                 5.75%, 5/1/2011
                     (Prerefunded 11/1/2004)                                            1,000,000 (b)                   1,086,380

        (Harrisburg Community College)
            5.10%, 10/1/2006
                 (Insured; MBIA)                                                        1,000,000                       1,081,870

        (Westmoreland County
            Community College)

                 5.45%, 10/15/2011
                     (Insured; MBIA)
                     (Prerefunded 10/15/2005)                                           1,000,000 (b)                   1,090,850

Stroudsburg Area School District:

    5.30%, 10/1/2007 (Insured; FGIC)
        (Prerefunded 10/1/2005)                                                         1,475,000 (b)                   1,599,402

    5.45%, 10/1/2008 (Insured; FGIC)
        (Prerefunded 10/1/2005)                                                         2,340,000 (b)                   2,550,740

PENNSYLVANIA (CONTINUED)

Swarthmore Borough Authority,
  College Revenue:

        5.70%, 9/15/2003
            (Prerefunded 9/15/2002)                                                       185,000 (b)                     194,748

        5.70%, 9/15/2003                                                                  815,000                         856,369

        5.50%, 9/15/2011                                                                7,500,000                       8,406,075

        5%, 9/15/2031                                                                   4,585,000                       4,574,271

Tredyffrin-Easttown School District
    5.25%, 8/1/2010                                                                     1,970,000                       2,156,953

Trinity Area School District
    5.45%, 11/1/2009 (Insured; FGIC)                                                    2,000,000                       2,092,700

University Area Joint Authority,
    Sewer Revenue 5%, 11/1/2011
    (Insured; MBIA)                                                                     1,430,000                       1,539,123

University of Pittsburgh:

    5.75%, 6/1/2002 (Insured; MBIA)                                                       650,000                         665,646

    5.75%, 6/1/2002 (Insured; MBIA)                                                       350,000                         358,502

    6.25%, 6/1/2007 (Insured; MBIA)                                                       530,000                         554,608

Upper Darby School District
    5%, 2/15/2010 (Insured; AMBAC)                                                      1,100,000                       1,181,917

Upper Gwynedd Towamencin Municipal
    Authority, Sewer Revenue 6.75%,
    10/15/2006 (Insured; MBIA)                                                          1,000,000                       1,005,030

Upper Merion Municipal Utilities
    Authority, Sewer Revenue

    5.30%, 8/15/2004                                                                    1,545,000                       1,613,335

Upper St. Clair Township
    School District 5.20%, 7/15/2027                                                    7,000,000                       7,073,640

Wallenpaupack Area School District:

    5.50%, 3/1/2007 (Insured; FGIC)                                                     1,985,000                       2,178,418

    5.50%, 3/1/2008 (Insured; FGIC)                                                     2,090,000                       2,303,682

Warwick School District,
    Lancaster County 5.25%,
    2/15/2011 (Insured; FGIC)                                                           1,000,000                       1,096,350

Washington County Authority,
    LR 5.10%, 6/1/2004 (Insured; FGIC)                                                    800,000                         829,024

Washington County Industrial
    Development Authority,PCR (West Penn
    Power Co.-Mitchell Project) 4.95%,
    3/1/2003 (Insured; MBIA)                                                            1,000,000                       1,025,990

West Chester Area Municipal Authority,
    Water Revenue 5.75%, 1/1/2003                                                         515,000                         527,844

Wilkes-Barre Area School District

    6.10%, 4/1/2009 (Insured; FGIC)
        (Prerefunded 10/1/2004)                                                         1,000,000 (b)                   1,094,480

Wilson Area School District
    5%, 2/15/2011 (Insured; FGIC)                                                       1,910,000                       2,050,557

                                                                                                                 The Funds

STATEMENT OF INVESTMENTS (CONTINUED)

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM MUNICIPAL                                                                     Principal

  INVESTMENTS (CONTINUED)                                                              Amount($)                      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

York County:

    5.60%, 10/1/2002 (Insured; FGIC)                                                    1,000,000                       1,017,880

    5.80%, 10/1/2003 (Insured; FGIC)                                                    1,500,000                       1,527,000

York County Solid Waste and Refuse
    Authority Solid Waste System Revenue
    5.50%, 12/1/2014 (Insured; FGIC)                                                    1,000,000                       1,116,420

SOUTH CAROLINA--.7%

Tobacco Settlement Revenue
  Management Authority,
  Tobacco Settlement Revenue

    6.375%, 5/15/2030                                                                   6,000,000                       6,627,420

TEXAS--1.8%

Harris County, Toll Road
    6%, 8/1/2009 (Insured; FGIC)                                                        9,000,000                      10,259,910

Matagorda County Navigation District
    Number 1, Revenue (Reliant Energy
    Inc.) 5.20%, 5/1/2029                                                               4,000,000                       4,058,600

North Texas Health Facilities
    Development Corporation, HR

    (Regional Health Care System
    Inc. Project) 5.25%, 9/1/2007
    (Insured; MBIA)                                                                       770,000                         832,185

Port Arthur Navigation District,
    PCR 6.10%, 4/1/2006
    (Prerefunded 2/15/2002)                                                               740,000 (b)                     751,285

VIRGINIA--.7%

Charles City County Industrial
    Development Authority, Solid Waste
    Disposal Facility Revenue (Waste
    Management Virginia Inc. Project)
    4.875%, 2/1/2009                                                                    4,750,000                       4,736,653

Newport News Industrial Development
    Authority, IDR (Advanced Shipbuilder
    Carrier) 5.25%, 9/1/2002                                                            1,605,000                       1,649,523

WEST VIRGINIA--.1%

West Virginia, College Revenue
    6%, 4/1/2006 (Insured; AMBAC)                                                       1,000,000                       1,066,550

WISCONSIN--.6%

Appleton Area School District
    6.75%, 2/15/2006                                                                      500,000                         569,035

U.S. RELATED--4.6%

Puerto Rico Electric Power
  Authority, Power Revenue

    5.25%, 7/1/2029 (Insured; FSA)                                                     15,575,000                      16,161,555

Puerto Rico Highway and Transportation
    Authority, Highway Revenue:

        6.25%, 7/1/2008 Series Y
            (Insured; MBIA)                                                             1,295,000                       1,510,125

        6.25%, 7/1/2008 Series Z
            (Insured; MBIA)                                                             1,000,000                       1,166,120

U.S. RELATED (CONTINUED)

Puerto Rico Highway and Transportation
  Authority, Highway Revenue (continued):

        5.50%, 7/1/2013
            (Insured; FSA)                                                              1,500,000                       1,703,550

        5.50%, 7/1/2013
            (Insured; MBIA)                                                             4,000,000                       4,542,800

Puerto Rico Municipal Finance Agency:

    5.50%, 8/1/2007 (Insured; FSA)                                                      6,305,000                       7,046,657

    5.50%, 8/1/2009 (Insured; FSA)                                                      7,090,000                       7,987,169

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

    (cost $822,063,977)                                                                                               866,538,308
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM                                                                              Principal
    MUNICIPAL INVESTMENTS--1.7%                                                         Amount ($)                     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS--.4%

Illinois Health Facilities Authority,
    Revenue (Revolving Fund Pooled
    Financing) VRDN 2%
    (LOC; Bank One)                                                                     3,600,000 (d)                   3,600,000

MASSACHUSETTS--.5%

Massachusetts (Central Artery),
    VRDN 2.55%                                                                          4,200,000 (d)                   4,200,000

Massachusetts Industrial Finance
    Agency, Revenue, VRDN

    (Showa Women's Institute Inc.)
    2.50% (LOC; Bank of New York)                                                         200,000 (d)                     200,000

MISSOURI--.5%

Missouri Health and Educational
  Facilities Authority, Health
  Facilities Revenue, VRDN

    (Bethesda Health Group) 2.65%
    (LOC; Firstar Bank )                                                                4,000,000 d                     4,000,000

NEVADA--.1%

Clark County Improvement District,
    Special Improvement, VRDN 2.50%                                                     1,100,000 d                     1,100,000

PENNSYLVANIA--.2%

Lehigh County General Purpose
  Authority, HR, VRDN

    (Lehigh Valley Health)
    2.50% (Insured; MBIA)                                                               1,700,000 d                     1,700,000

TOTAL SHORT-TERM
    MUNICIPAL INVESTMENTS
    (cost $14,800,000)                                                                                                 14,800,000
                                                                                                                                   -

TOTAL INVESTMENTS
    (cost $836,863,977)                                                                    100.2%                     881,338,308

LIABILITIES, LESS CASH AND RECEIVABLES                                                      (.2%)                     (1,396,994)

NET ASSETS                                                                                 100.0%                     879,941,314




Summary of Abbreviations

AMBAC American Municipal Bond Assurance Corporation

COP   Certificate of Participation

EDR   Economic Development Revenue

FGIC  Financial Guaranty Insurance Company

FSA   Financial Security Assurance

HR    Hospital Revenue

IDR   Industrial Development Revenue

MBIA  Municipal Bond Investors Assurance
        Insurance Corporation

LOC   Letter of Credit

LR    Lease Revenue

PCR   Pollution Control Revenue

RRR   Resource Recovery Revenue

SFMR  Single Family Mortgage Revenue

VRDN  Variable Rate Demand Note


Summary of Combined Ratings (Unaudited)

Fitch           or             Moody's             or               Standard & Poor's                Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                            Aaa                                   AAA                                 67.1

AA                             Aa                                    AA                                  23.4

A                              A                                     A                                    4.9

BBB                            Baa                                   BBB                                  1.9

F-1                            MIG1/P1                               SP1/A1                               2.6

Not Rated e                    Not Rated e                           Not Rated e                           .1

                                                                                                        100.0

(A)  ZERO COUPON UNTIL A SPECIFIED DATE, AT WHICH TIME, THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE-SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT AUGUST 31, 2001, THE FUND HAD $238,602,874 (27.1% OF NET ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL IS DEPENDENT UPON
     REVENUES GENERATED FROM EDUCATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.






STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                                MPAM          MPAM          MPAM         MPAM          MPAM
                                                            Large Cap         Income        Mid Cap      Small Cap     International
                                                           Stock Fund         Stock Fund    Stock Fund   Stock Fund    Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS ($):

Investments at value--
  See Statement of Investments--Note 2(c)((+))         1,858,978,851  632,421,252    850,401,679     151,430,926    386,816,928

Cash                                                             --            --      2,983,074         605,620        456,743

Cash denominated in foreign currencies                           --            --             --             --      11,058,431

Receivable for investment
  securities sold                                        22,020,741      4,074,505            --             --       1,484,641

Dividends receivable                                      2,192,081      1,198,059         521,273         36,561     1,111,693

Receivable for shares of Beneficial
  Interest subscribed                                        14,542            --             --             --             --

Interest receivable                                           8,576         21,403          13,322          2,515         1,064

Prepaid expenses                                             22,066         19,351          15,260         16,053        20,000

                                                      1,883,236,857     637,734,570    853,934,608    152,091,675    400,949,500
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation
  and affiliates--Note 3                                  1,108,515         382,512        546,564         97,393        379,153

Due to Administrator--Note 3                                239,972          81,821        106,015         18,765         19,307

Cash overdraft due to Custodian                             881,305         877,816            --             --             --

Payable for investment securities
  purchased                                              21,727,834       3,782,725      2,733,315        485,516      1,610,678

Payable for shares of Beneficial
  Interest redeemed                                         562,045         659,800        230,281           --           94,542

Accrued expenses and other liabilities                       53,675          44,118         68,485         48,558         59,237

                                                         24,573,346       5,828,792      3,684,660        650,232      2,162,917
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                        1,858,663,511     631,905,778    850,249,948    151,441,443     398,786,583
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                       1,479,797,879     449,369,924    718,195,294    152,015,074     418,238,207

Accumulated undistributed investment income--net            109,665          35,976      1,120,955          --          4,540,196

Accumulated net realized gain (loss)
  on investments                                         25,347,815      32,128,777     (9,972,049)  (11,575,782)            --

Accumulated net realized gain (loss) on
  investments and foreign currency transactions                --              --          --             --             (877,039)

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                 353,408,152    150,371,101    140,905,748     11,002,151             --

Accumulated net unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions--Note 4                        --              --          --             --          (23,114,781)

NET ASSETS ($)                                        1,858,663,511    631,905,778    850,249,948    151,441,443      398,786,583
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

MPAM SHARES

  Net Assets ($)                                      1,857,167,331  631,743,107      850,109,937  151,440,441       398,758,836

  Shares Outstanding                                    195,163,339   60,774,893       75,924,557   12,631,157        33,009,183

  NET ASSET VALUE PER SHARE ($)                               9.52         10.39            11.20       11.99              12.08
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                          1,496,180      162,671          140,011     1,002.30            27,747

  Shares Outstanding                                        157,242       15,641           12,513       83.682         2,297.743

  NET ASSET VALUE PER SHARE ($)                                9.52        10.40            11.19        11.98             12.08
------------------------------------------------------------------------------------------------------------------------------------

((+))  INVESTMENTS AT COST ($)                        1,505,570,699  482,050,151      709,495,931  140,428,775        410,105,339

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                               MPAM        MPAM        MPAM            MPAM
                                                                           Emerging    Balanced         Bond   Intermediate
                                                                       Markets Fund        Fund         Fund     Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--See Statement of Investments--Note 2(c)((+))       53,452,573  411,870,469  672,806,070   396,588,785

Cash                                                                        381,128         --         --            --

Cash denominated in foreign currencies                                    1,101,941         --         --            --

Receivable for investment securites sold                                    349,908    3,006,780   3,111,910      1,977,407

Dividends receivable                                                        157,461      191,493       --            --

Interest receivable                                                             219    1,876,785   6,358,105      4,242,794

Paydowns receivable                                                              --      112,077     403,549         --

Net unrealized appreciation on forward currency
  exchange contracts--Note 2(f)                                                  19         --          --            --

Prepaid expenses                                                             16,461       21,461      24,091         17,162

                                                                         55,459,710  417,079,065  682,703,725   402,826,148
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation
  and affiliates--Note 3                                                     32,430      177,473      240,375      140,766

Due to Administrator--Note 3                                                  6,783       44,691       83,196       49,119

Cash overdraft due to Custodian                                                  --      992,674    2,559,822    1,482,939

Payable for investment securities
  purchased                                                                 494,788    2,977,301    3,093,564    1,990,908

Payable for shares of Beneficial
  Interest redeemed                                                              --       57,000       38,750       15,000

Accrued expenses and other liabilities                                       61,589       27,874       65,048       40,606

                                                                            595,590    4,277,013    6,080,755    3,719,338
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           54,864,120  412,802,052  676,622,970  399,106,810
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                          56,464,588  374,001,030  648,248,758  386,295,320

Accumulated undistributed investment income--net                            698,172       13,817      138,640       77,033

Accumulated net realized gain (loss) on investments                              --    6,488,758   11,215,593    3,162,588

Accumulated net realized gain (loss) on
  investments and foreign currency transactions                           1,418,320         --         --             --

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4                                          --  32,298,447    17,019,979    9,571,869

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency
  transactions--Note 4                                                  (3,716,960)       --             --          --
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                          54,864,120  412,802,052   676,622,970   399,106,810
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

MPAM SHARES

  Net Assets ($)                                                         54,863,141  412,801,060  675,665,884  398,959,234

  Shares Outstanding                                                      4,627,478   36,245,649   51,376,267   30,493,770

  NET ASSET VALUE PER SHARE ($)                                               11.86        11.39        13.15        13.08
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                                                979          992      957,086      147,576

  Shares Outstanding                                                         82.160       87.098       72,794       11,274

  NET ASSET VALUE PER SHARE ($)                                               11.92        11.39        13.15        13.09
------------------------------------------------------------------------------------------------------------------------------------

((+))  INVESTMENTS AT COST ($)                                           57,179,983   379,572,022 655,786,091  387,016,916

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)

                                                                               MPAM          MPAM           MPAM           MPAM
                                                                         Short-Term       National       National   Pennsylvania
                                                                               U.S.   Intermediate     Short-Term   Intermediate
                                                                         Government      Municipal      Municipal      Municipal
                                                                    Securities Fund     Bond Fund       Bond Fund     Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments at value--See Statement of Investments--Note 2(c)((+))       88,314,750    475,174,054     118,895,142   881,338,308

Interest receivable                                                         859,805      6,579,310       1,695,038    11,861,348

Prepaid expenses                                                             20,506         22,785          20,526        26,994

                                                                         89,195,061    481,776,149     120,610,706    893,226,650
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation
  and affiliates--Note 3                                                     60,010         85,217          16,170        386,153

Due to Administrator--Note 3                                                 11,094         82,573          14,781        106,575

Cash overdraft due to Custodian                                             326,617        966,434         439,621      3,097,888

Payable for investment securities
  purchased                                                                      --      2,954,164       1,070,992      9,640,315

Payable for shares of Beneficial
  Interest redeemed                                                          32,482           --              --              --

Accrued expenses and other liabilities                                       32,230         91,862          41,874         54,405

                                                                            462,433      4,180,250       1,583,438     13,285,336
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           88,732,628    477,595,899     119,027,268    879,941,314
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                          87,219,786  448,539,883       114,927,708    829,699,749

Accumulated undistributed investment income--net                             19,204        --               --              --

Accumulated net realized gain (loss)
  on investments                                                             76,129    3,439,463           532,682      5,767,234

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                                  1,417,509   25,616,553         3,566,878     44,474,331
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                           88,732,628  477,595,899       119,027,268    879,941,314
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE

MPAM SHARES

  Net Assets ($)                                                         88,731,615  477,594,869       119,026,253    879,710,863

  Shares Outstanding                                                      6,892,835   36,082,135         9,225,122     66,851,618

  NET ASSET VALUE PER SHARE ($)                                               12.87        13.24             12.90         13.16
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

  Net Assets ($)                                                              1,013        1,030             1,015       230,451

  Shares Outstanding                                                         78.641       77.839             78.66        17,515

  NET ASSET VALUE PER SHARE ($)                                               12.88        13.23             12.90         13.16
------------------------------------------------------------------------------------------------------------------------------------

((+))  INVESTMENTS AT COST ($)                                           86,897,241  449,557,501       115,328,264    836,863,977

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF OPERATIONS

From October 2, 2000 (commencement of operations)

to August 31, 2001

                                                                    MPAM        MPAM          MPAM            MPAM           MPAM
                                                               Large Cap       Income       Mid Cap      Small Cap   International
                                                              Stock Fund   Stock Fund    Stock Fund     Stock Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $61,954, $36,362, $11 and $927,410
  foreign taxes withheld at source for MPAM Large Cap
  Stock Fund, MPAM Income Stock Fund, MPAM Small Cap
   Stock Fund and MPAM International Fund, respectively)      21,681,257     11,481,980     7,020,021       929,482      7,230,551

Interest                                                       1,100,164        446,495     1,190,473       217,183        823,835

TOTAL INCOME                                                  22,781,421     11,928,475     8,210,494     1,146,665      8,054,386

EXPENSES:

Investment advisory fee--Note 3(a)                            13,324,574      4,593,189     5,675,032     1,028,077      2,763,443

Administration fee--Note 3(a)                                  2,964,413      1,021,859     1,094,772       175,049        470,541

Custodian fees--Note 3(b)                                        143,325         71,880        62,738        40,642        328,410

Trustees' fees and expenses--Note 3(c)                           105,570         40,200        39,925         6,888         16,955

Legal fees                                                        41,611         62,363        17,680         2,700          8,579

Auditing fees                                                     25,188         29,776        24,800        22,244         25,502

Registration fees                                                 18,531         18,412        38,062        26,245         42,264

Prospectus and shareholders' reports                              11,487         16,627        10,298        10,523          6,169

Shareholder servicing costs--Note 3(b)                               746            353           238           204            200

Miscellaneous                                                    169,976         50,512        55,717         9,047         26,596

TOTAL EXPENSES                                                16,805,421      5,905,171     7,019,262     1,321,619      3,688,659

Less--reduction in administration fee due to
  undertaking--Note 3(a)                                              --  --         --      (51,641)                    (274,986)

NET EXPENSES                                                  16,805,421      5,905,171     7,019,262     1,269,978      3,413,673

INVESTMENT INCOME (LOSS)--NET                                  5,976,000      6,023,304     1,191,232     (123,313)      4,640,713
-----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                       27,912,166     42,955,915    (9,972,049) (11,575,782)           --

Net realized gain (loss) on investments
  and foreign currency transactions                                 --             --            --          --          (597,148)

Net realized gain (loss) on forward
  currency exchange contracts                                       --             --            --          --          (279,891)

NET REALIZED GAIN (LOSS)                                      27,912,166     42,955,915    (9,972,049  (11,575,782)      (877,039)

Net unrealized appreciation (depreciation) on investments   (647,522,747)  (175,990,179)  (82,889,970)   6,504,541           --

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                     --            --           --          --         (18,385,045)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS     (619,610,581)   (133,034,264)  (92,862,019)   (5,071,241)  (19,262,084)

NET (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                (613,634,581)  (127,010,960)   (91,670,787)   (5,194,554)  (14,621,371)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF OPERATIONS (CONTINUED)

                                                                                   MPAM        MPAM           MPAM          MPAM
                                                                               Emerging     Balanced          Bond   Intermediate
                                                                           Markets Fund         Fund          Fund      Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $103,475 and $5,242 foreign taxes
  withheld at source for MPAM Emerging Markets Fund and
  MPAM Balanced Fund, respectively)                                           1,091,473     1,829,296         --           --

Interest                                                                        126,847    12,853,887    38,295,678     22,615,997

TOTAL INCOME                                                                  1,218,320    14,683,183    38,295,678     22,615,997

EXPENSES:

Investment advisory fee--Note 3(a)                                              369,362     1,917,912     2,355,593      1,430,065

Administration fee--Note 3(a)                                                    46,552       512,169       850,597        522,431

Custodian fees--Note 3(b)                                                       103,989        43,602        48,482         29,830

Registration fees                                                                27,325        16,696        22,252         16,045

Auditing fees                                                                    24,304        22,877        23,322         27,004

Prospectus and shareholders' reports                                              4,391         8,318         8,406          6,912

Trustees' fees and expenses--Note 3(c)                                            2,091        21,426        30,241         16,667

Legal fees                                                                          432         8,176        22,317         13,085

Shareholder servicing costs--Note 3(b)                                              191           --            125             81

Miscellaneous                                                                     3,262        38,759        39,968         30,666

TOTAL EXPENSES                                                                  581,899     2,589,935     3,401,303      2,092,786

Less--reduction in administration fee due to
  undertaking--Note 3(a)                                                             --       (13,709)     (101,789)       (90,558)

Less--expense reimbursement by the Administrator
  due to undertaking--Note 3(a)                                               (148,298)        --              --             --

NET EXPENSES                                                                    433,601     2,576,226     3,299,514      2,002,228

INVESTMENT INCOME--NET                                                          784,719    12,106,957    34,996,164     20,613,769
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                            --       6,488,758    11,215,593     3,162,588

Net realized gain (loss) on investments
  and foreign currency transactions                                           1,480,420         --             --            --

Net realized gain (loss) on
  forward currency exchange contracts                                          (57,201)         --             --            --

NET REALIZED GAIN (LOSS)                                                      1,423,219     6,488,758    11,215,593      3,162,588

Net unrealized appreciation (depreciation) on investments                          --     (48,635,735)   21,167,149     14,867,606

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                         (3,716,960)          --           --              --

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                      (2,293,741)  (42,146,977)    32,382,742     18,030,194

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,509,022)  (30,040,020)    67,378,906     38,643,963

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                   MPAM          MPAM        MPAM            MPAM
                                                                             Short-Term       National    National    Pennsylvania
                                                                                  U.S.    Intermediate  Short-Term    Intermediate
                                                                             Government      Municipal   Municipal       Municipal
                                                                        Securities Fund     Bond Fund    Bond Fund      Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME:                                                              5,251,147    19,309,027     5,349,146     39,735,868

EXPENSES:

Investment advisory fee--Note 3(a)                                              308,956     1,393,372       404,517      4,034,256

Administration fee--Note 3(a)                                                   132,889       569,069       167,186      1,167,386

Auditing fees                                                                    24,636        22,339        20,027         27,100

Registration fees                                                                15,946        28,830        16,855         16,003

Custodian fees--Note 3(b)                                                         9,226        18,697         9,805         61,815

Prospectus and shareholders' reports                                              7,516        12,523        17,602         23,045

Trustees' fees and expenses--Note 3(c)                                            4,925        25,266        12,799         39,485

Legal fees                                                                        3,945        29,852        10,145         64,192

Shareholder servicing costs--Note 3(b)                                               --           --             87            66

Miscellaneous                                                                     9,283        25,013        11,041        57,514

TOTAL EXPENSES                                                                  517,322     2,124,961       670,064      5,490,862

Less--reduction in administration fee due to
  undertaking--Note 3(a)                                                       (31,840)      (54,809)      (69,066)       (84,893)

NET EXPENSES                                                                    485,482     2,070,152       600,998      5,405,969

INVESTMENT INCOME--NET                                                        4,765,665    17,238,875     4,748,148     34,329,899
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                          92,179     3,545,288       532,682      6,102,430

Net realized gain (loss) on financial futures                                        --       (83,262)         --             --

NET REALIZED GAIN (LOSS)                                                         92,179     3,462,026       532,682      6,102,430

Net unrealized appreciation (depreciation) on investments                     2,798,939    21,426,023     3,468,448     39,479,902

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                        2,891,118    24,888,049     4,001,130     45,582,332

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          7,656,783    42,126,924     8,749,278     79,912,231

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

From October 2, 2000 (commencement of operations)

to August 31, 2001

                                                       MPAM           MPAM             MPAM                 MPAM              MPAM
                                                  Large Cap          Income          Mid Cap           Small Cap       International
                                               Stock Fund(a)   Stock Fund(a)     Stock Fund(a)      Stock Fund(a)            Fund(a)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     5,976,000        6,023,304         1,191,232          (123,313)      4,640,713

Net realized gain (loss) on investments          27,912,166       42,955,915        (9,972,049)      (11,575,782)       (877,039)

Net unrealized appreciation (depreciation)
   on investments                             (647,522,747)     (175,990,179)      (82,889,970)         6,504,541    (18,385,045)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (613,634,581)     (127,010,960)      (91,670,787)       (5,194,554)    (14,621,371)
----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                     (5,866,178)       (5,987,171)          (70,277)              --         (100,517)

Investor Shares                                       (157)             (157)              --                --             --

Net realized gain on investments:

MPAM Shares                                     (2,564,351)      (10,827,138)              --                --             --

TOTAL DIVIDENDS                                 (8,430,686)      (16,814,466)          (70,277)              --         (100,517)
----------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                     190,748,912        4,960,497       155,439,422         68,202,752     149,819,657

Investor Shares                                   1,571,169          170,766           141,486             1,000          27,792

Net assets received in connection with
   conversion--Note 1                         2,697,488,350      933,596,199        857,968,427       116,815,931    287,208,762

Dividends reinvested:

MPAM Shares                                       1,865,980        7,204,896             3,947                --          13,543

Investor Shares                                          --              156              --                 --              --

Cost of shares redeemed:

MPAM Shares                                   (410,953,325)     (170,209,002)      (71,569,962)      (28,391,378)    (23,568,975)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           2,480,721,086       775,723,512       941,983,320       156,628,305     413,500,779

TOTAL INCREASE (DECREASE) IN NET ASSETS       1,858,655,819       631,898,086       850,242,256       151,433,751     398,778,891
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                           7,692            7,692             7,692             7,692           7,692

END OF PERIOD                                 1,858,663,511       631,905,778       850,249,948       151,441,443     398,786,583

Undistributed investment income--net                109,665            35,976         1,120,955               --        4,540,196

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF INVESTMENTS (CONTINUED)

                                                       MPAM           MPAM              MPAM              MPAM              MPAM
                                                  Large Cap          Income          Mid Cap         Small Cap      International
                                              Stock Fund(a)    Stock Fund(a)    Stock Fund(a)      Stock Fund(a)          Fund(a)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

MPAM SHARES

Shares sold                                      17,430,367          420,131       13,663,521          5,668,858        11,941,691

Shares issued in connection
        with conversion--Note 1                  215,799,067       74,687,696       68,637,474          9,345,275        22,976,701

Shares issued for dividends reinvested              167,595          613,979              333                --              1,073

Shares redeemed                                (38,234,305)      (14,947,528)       (6,377,386)       (2,383,591)       (1,910,897)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  195,162,724        60,774,278        75,923,942        12,630,542        33,008,568
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                        157,242           15,626            12,513                84             2,298

Shares issued for dividends reinvested                 --                15               --                 --                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      157,242           15,641            12,513                84             2,298

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds



STATEMENT OF CHANGES IN NET ASSETS  (CONTINUED)

                                                                         MPAM            MPAM              MPAM               MPAM
                                                                     Emerging         Balanced              Bond     Intermediate
                                                              Markets Fund(a)          Fund(a)            Fund(a)    Bond Fund(a)
----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                784,719       12,106,957         34,996,164      20,613,769

Net realized gain (loss) on investments                             1,423,219        6,488,758         11,215,593       3,162,588

Net unrealized appreciation (depreciation) on investments         (3,716,960)      (48,635,735)        21,167,149      14,867,606

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       (1,509,022)      (30,040,020)        67,378,906      38,643,963
----------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                          (86,547)      (12,093,136)      (34,853,152)    (20,536,137)

Investor Shares                                                          --                (4)            (4,372)          (599)

Net realized gain on investments:

MPAM Shares                                                           (4,899)             --                 --             --

TOTAL DIVIDENDS                                                      (91,446)      (12,093,140)      (34,857,524)    (20,536,736)
----------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                        58,473,101         9,690,372       117,831,081     65,805,939

Investor Shares                                                           944             1,000           952,859        148,156

Net assets received in connection with
  conversion--Note 1                                                       --       506,266,470       611,189,463    383,695,825

Dividends reinvested:

MPAM Shares                                                            52,026          188,036          1,009,966      1,170,416

Investor Shares                                                            --                4                 9             599

Cost of shares redeemed:

MPAM Shares                                                       (2,069,175)      (61,218,362)      (86,889,482)    (69,824,667)

Investor Shares                                                            --               --                --          (4,377)

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                                 56,456,896       454,927,520       644,093,896     380,991,891

TOTAL INCREASE (DECREASE) IN NET ASSETS                            54,856,428       412,794,360       676,615,278     399,099,118
----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                                             7,692            7,692             7,692           7,692

END OF PERIOD                                                      54,864,120       412,802,052       676,622,970     399,106,810

Undistributed investment income--net                                  698,172           13,817            138,640          77,033

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                         MPAM             MPAM           MPAM                MPAM
                                                                     Emerging         Balanced            Bond        Intermediate
                                                              Markets Fund(a)          Fund(a)          Fund(a)       Bond Fund(a)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

MPAM SHARES

Shares sold                                                         4,794,790          805,358         9,145,253         5,142,400

Shares issued in connection with conversion--Note 1                        --       40,501,318        48,895,157        30,695,666

Shares issued for dividends reinvested                                  4,354           15,877            78,605            91,323

Shares redeemed                                                     (171,666)       (5,077,519)       (6,743,363)       (5,436,234)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                      4,627,478        36,245,034        51,375,652        30,493,155
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                                82              87            72,793            11,380

Shares issued for dividends reinvested                                     --              --                 1                46

Shares redeemed                                                            --              --                --              (152)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                              82              87            72,794            11,274

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS  (CONTINUED)

                                                                         MPAM             MPAM              MPAM            MPAM
                                                                   Short-Term          National          National    Pennsylvania
                                                                         U.S.      Intermediate        Short-Term     Intermediate
                                                                   Government         Municipal         Municipal        Municipal
                                                            Securities Fund(a)     Bond Fund(a)      Bond Fund(a)     Bond Fund(a)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                              4,765,665        17,238,875         4,748,148       34,329,899

Net realized gain (loss) on investments                                92,179         3,462,026           532,682        6,102,430

Net unrealized appreciation (depreciation) on investments           2,798,939        21,426,023         3,468,448        39,479,902

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                         7,656,783        42,126,924         8,749,278        79,912,231
------------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

MPAM Shares                                                       (4,746,453)      (17,238,870)       (4,748,143)      (34,328,875)

Investor Shares                                                           (8)               (5)               (5)           (1,024)

Net realized gain on investments:

MPAM Shares                                                          (16,050)          (22,563)              --           (335,196)

TOTAL DIVIDENDS                                                   (4,762,511)      (17,261,438)       (4,748,148)      (34,665,095)
------------------------------------------------------------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

MPAM Shares                                                        10,908,991       79,086,161        10,306,618        57,983,838

Investor Shares                                                         1,000            1,000             1,000           225,978

Net assets received in connection with
  conversion--Note 1                                              101,041,240      393,149,901       132,338,181       875,384,362

Dividends reinvested:

MPAM Shares                                                           155,152          402,479            25,093           316,298

Investor Shares                                                             8                5                 5               626

Cost of shares redeemed:

MPAM Shares                                                      (26,275,727)      (19,916,825)      (27,652,451)      (99,224,616)

INCREASE (DECREASE) IN NET ASSETS FROM
  BENEFICIAL INTEREST TRANSACTIONS                                 85,830,664       452,722,721       115,018,446       834,686,486

TOTAL INCREASE (DECREASE) IN NET ASSETS                            88,724,936       477,588,207       119,019,576       879,933,622
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period--Note 1                                             7,692            7,692             7,692             7,692

END OF PERIOD                                                      88,732,628       477,595,899       119,027,268       879,941,314

Undistributed investment income--net                                   19,204               --               --                --

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                         MPAM             MPAM              MPAM              MPAM
                                                                   Short-Term          National          National      Pennsylvania
                                                                         U.S.      Intermediate        Short-Term      Intermediate
                                                                   Government         Municipal         Municipal         Municipal
                                                            Securities Fund(a)     Bond Fund(a)      Bond Fund(a)      Bond Fund(a)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

MPAM SHARES

Shares sold                                                           855,838         6,147,799           812,414         4,515,563

Shares issued in connection with conversion--Note 1                 8,083,299        31,451,992        10,587,054        70,030,749

Shares issued for dividends reinvested                                 12,211            31,094             1,968            24,838

Shares redeemed                                                    (2,059,128)       (1,549,365)       (2,176,929)       (7,720,147)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                       6,892,220        36,081,520         9,224,507        66,851,003
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES

Shares sold                                                                78               78                79             17,467

Shares issued for dividends reinvested                                      1               --                --                 48

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                              79               78                79             17,515

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the period from October 2, 2000 (commencement of operations) to August 31, 2001. All information except portfolio turnover rate reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from each fund's financial statements.

                                            MPAM LARGE CAP STOCK FUND(A)    MPAM INCOME STOCK FUND(A)  MPAM MID CAP STOCK FUND (A)
                                           -----------------------------------------------------------------------------------------
                                                  MPAM        Investor         MPAM       Investor          MPAM        Investor
                                                Shares          Shares        Shares        Shares         Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period             12.50           9.99          12.50          10.66          12.50          11.32

Investment Operations:

Investment income (loss)--net                   .03(b)     (.00)(b,c)         .09(b)         .02(b)         .02(b)     (.00)(b,c)

Net realized and unrealized
  gain (loss) on investments                    (2.97)          (.47)         (1.96)          (.27)         (1.32)          (.13)

Total from Investment Operations                (2.94)          (.47)         (1.87)          (.25)         (1.30)          (.13)

Distributions:

Dividends from investment income--net            (.03)       (.00)(c)          (.09)          (.01)       (.00)(c)             --

Dividends from net realized gain on investments  (.01)           --            (.15)            --             --              --

Total Distributions                              (.04)       (.00)(c)          (.24)          (.01)       (.00)(c)             --

Net asset value, end of period                    9.52          9.52          10.39          10.40          11.20          11.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                           (23.55)         (4.69)        (15.12)         (2.32)        (10.39)         (1.15)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)        .75           .23            .77            .20            .85            .20

Ratio of net investment income (loss)
  to average net assets (d)                        .27          (.05)           .78            .16            .14           (.03)

Portfolio Turnover Rate (d)                      45.08         45.08          30.28          30.28          59.63          59.63
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)        1,857,167         1,496        631,743            163        850,110            140

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                          MPAM SMALL CAP STOCK FUND(A)   MPAM INTERNATIONAL FUND(A)    MPAM EMERGING MARKETS FUND(A)
                                           -----------------------------------------------------------------------------------------
                                                  MPAM        Investor          MPAM      Investor           MPAM       Investor
                                                Shares         Shares         Shares        Shares          Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period             12.50          11.95          12.50         11.98          12.50          12.17

Investment Operations:

Investment income (loss)--net                 (.01)(b)       (.01)(b)         .16(b)     (.00)(b,c)         .28(b)           .03(b)

Net realized and unrealized
  gain (loss) on investments                     (.50)           .04         (.58)            .10          (.87)            (.28)

Total from Investment Operations                 (.51)           .03         (.42)            .10          (.59)            (.25)

Distributions:

Dividends from investment income--net              --             --         (.00)(c)          --          (.05)             --

Dividends from net realized gain on investments    --             --          --               --          (.00)(c)          --

Total Distributions                                --             --         (.00)(c)          --          (.05)             --

Net asset value, end of period                   11.99         11.98        12.08           12.08         11.86            11.92
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                             (4.08)          .25        (3.33)            .75         (4.68)           (2.06)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)        .96           .19          .96             .22          1.24              .23

Ratio of net investment income (loss)
  to average net assets (d)                       (.09)         (.06)        1.31            (.01)         2.24              .03

Decrease reflected in above expense ratios
  due to undertaking by the Administrator (d)      .04           .01          .08             .01           .42              .04

Portfolio Turnover Rate (d)                     101.57        101.57        34.27           34.27         44.74            44.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)          151,440             1      398,759             28         54,863                1

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds





FINANCIAL HIGHLIGHTS (CONTINUED)

                                                MPAM BALANCED FUND(A)           MPAM BOND FUND(A)  MPAM INTERMEDIATE BOND FUND(A)
                                     -----------------------------------------------------------------------------------------------
                                                  MPAM       Investor           MPAM      Investor           MPAM       Investor
                                                Shares         Shares         Shares        Shares         Shares         Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period             12.50         11.53           12.50          12.94          12.50       12.90

Investment Operations:

Investment income--net                             .32(b)        .04(b)          .70            .10            .68         .20

Net realized and unrealized
  gain (loss) on investments                     (1.11)         (.13)            .65            .23            .58         .10

Total from Investment Operations                  (.79)         (.09)           1.35            .33           1.26         .30

Distributions:

Dividends from investment income--net             (.32)         (.05)           (.70)          (.12)          (.68)       (.11)

Net asset value, end of period                   11.39         11.39           13.15          13.15          13.08       13.09
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 (6.38)(c)      (.88)(c)       11.05(c)        2.54(c)       10.29(c)     2.31(c)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets           .59(c)         .16(c)          .56(d)         .81(d)         .56(d)      .81(d)

Ratio of net investment income
  to average net assets                          2.70(c)         .32(c)         5.96(d)        6.03(d)        5.77(d)     5.14(d)

Decrease reflected in above expense ratios
  due to undertaking by the Administrator         .00(c,e)         -             .02(d)         .53(d)         .03(d)      .12(d)

Portfolio Turnover Rate (c)                     75.62          75.62          120.55         120.55         134.69      134.69
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)         412,801              1         675,666            957        398,959         148

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

(E)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                       MPAM SHORT-TERM U.S. GOVERNMENT                 MPAM
                                                                                                            NATIONAL INTERMEDIATE
                                                                                    SECURITIES FUND(A)      MUNICIPAL BOND FUND(A)
                                                                       -------------------------------------------------------------
                                                                                MPAM        Investor           MPAM      Investor
                                                                              Shares          Shares         Shares        Shares
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                           12.50          12.82          12.50      12.91

Investment Operations:

Investment income--net                                                           .63            .09            .51        .07

Net realized and unrealized
  gain (loss) on investments                                                     .37            .08            .74        .32

Total from Investment Operations                                                1.00            .17           1.25        .39

Distributions:

Dividends from investment income--net                                           (.63)          (.11)          (.51)      (.07)

Dividends from net realized gain on investments                                 (.00)(b)         --           (.00)(b)    --

Total Distributions                                                             (.63)          (.11)          (.51)      (.07)

Net asset value, end of period                                                 12.87          12.88          13.24      13.23
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                            8.20           1.29          10.21       3.05
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)                                      .55            .80            .52        .77

Ratio of net investment income
  to average net assets (d)                                                     5.41           4.86           4.33       3.91

Decrease reflected in above expense ratios
  due to undertaking by the Administrator (d)                                    .04            .20            .01        .08

Portfolio Turnover Rate (c)                                                    89.21          89.21          47.78      47.78
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                         88,732              1        477,595          1

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Funds




FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                            MPAM NATIONAL SHORT-TERM                      MPAM
                                                                                                       PENNSYLVANIA INTERMEDIATE
                                                                              MUNICIPAL BOND FUND(A)                  MUNICIPAL
                                                                                                                   BOND FUND(A)
                                                                              ----------------------------------------------------

                                                                              MPAM        Investor         MPAM       Investor
                                                                            Shares         Shares         Shares        Shares
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                         12.50          12.78          12.50      12.90

Investment Operations:

Investment income--net                                                         .48            .07            .50        .07

Net realized and unrealized
  gain (loss) on investments                                                   .40            .12            .66        .26

Total from Investment Operations                                               .88            .19           1.16        .33

Distributions:

Dividends from investment income--net                                         (.48)          (.07)          (.50)      (.07)

Dividends from net realized gain on investments                                 --             --             --       (.00)(b)

Total Distributions                                                          (.48)           (.07)          (.50)      (.07)

Net asset value, end of period                                              12.90           12.90          13.16      13.16
------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                         7.15            1.48           9.50       2.58
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets (d)                                   .52             .77            .67        .92

Ratio of net investment income
  to average net assets (d)                                                  4.11            3.76           4.25       3.86

Decrease reflected in above expense ratios
  due to undertaking by the Administrator (d)                                 .06             .19            .01        .22

Portfolio Turnover Rate (c)                                                 44.18           44.18          39.32      39.32
------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     119,026               1        879,711        230

(A)  EFFECTIVE JULY 11, 2001, SHARES OF THE FUND WERE REDESIGNATED AS MPAM
     SHARES AND THE FUND COMMENCED SELLING INVESTOR SHARES.

(B)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

MPAM Funds Trust (the "Trust") was organized as a Massachusetts business trust on April 12, 2000 and operates as a series company currently offering thirteen series. They are MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund (each, a "fund" and collectively, the "funds"). The Trust had no operations until October 2, 2000 (commencement of operations) other than matters relating to its organization and registration as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"), and the Securities Act of 1933, as amended, and the sale and issuance of 8,000 shares of beneficial interest, divided equally among its thirteen series. MPAM Advisers, a division of The Dreyfus Corporation ("Dreyfus"), serves as each fund's investment adviser ("Investment Adviser"). Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the "Administration Agreement"). Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services. Dreyfus is a direct subsidiary of Mellon. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the Distributor of each fund's shares, which are sold without a sales charge.

The conversion of certain common trust funds (the "Common Trust Funds") maintained by Mellon or Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect subsidiary of Mellon Financial Corporation, into the thirteen corresponding funds comprising the Trust occurred at the close of business on September 29, 2000. The conversion was accomplished by a tax-free exchange, and, at the completion of the conversion, each fund had the following shares, net assets, net asset value and unrealized appreciation/depreciation:


                                                                                                                 Unrealized
                                                                                                                Appreciation
                                                             Shares         Net Assets ($)         NAV ($)     (Depreciation)($)
--------------------------------------------------------------------------------------------------------------------------------
MPAM Large Cap Stock Fund                                215,799,067         2,697,488,350          12.50        1,000,930,899

MPAM Income Stock Fund                                    74,687,696           933,596,199          12.50          326,361,280

MPAM Mid Cap Stock Fund                                   68,637,474           857,968,427          12.50          223,795,718

MPAM Small Cap Stock Fund                                  9,345,275           116,815,931          12.50            4,497,610

MPAM International Fund                                   22,976,701           287,208,762          12.50          (4,729,736)

MPAM Emerging Markets Fund                                        --                    --             --                   --

MPAM Balanced Fund                                        40,501,318           506,266,470          12.50           80,934,182

MPAM Bond Fund                                            48,895,157           611,189,463          12.50          (4,147,170)

MPAM Intermediate Bond Fund                               30,695,666           383,695,825          12.50          (5,295,737)

MPAM Short-Term U.S.
  Government Securities Fund                               8,083,299           101,041,240          12.50          (1,381,430)

MPAM National Intermediate
  Municipal Bond Fund                                     31,451,992           393,149,901          12.50            4,190,530

MPAM National Short-Term
  Municipal Bond Fund                                     10,587,054           132,338,181          12.50               98,430

MPAM Pennsylvania Intermediate
  Municipal Bond Fund                                     70,030,749           875,384,362          12.50            4,994,429

                                                                 The Funds

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The assets of the Common Trust Funds transferred to the funds were valued at current market prices determined in accordance with Rule 17a-7 promulgated under the 1940 Act.

On May 9, 2001, the Board of Trustees of the Trust approved a proposal, which became effective on July 11, 2001, to designate existing shares of each fund as "MPAM" shares and to authorize the creation of a second class of shares, designated "Investor" shares, for each fund. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in each of the MPAM class and Investor class shares. Each class of shares has similar rights and privileges, except with respect to the expenses borne by and the shareholder services offered to each class, the shareholder services plan applicable to the Investor shares and certain voting rights.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses that are applicable to all series are allocated among them on a pro rata basis.

The funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(A) PORTFOLIO VALUATION: MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund and MPAM Balanced Fund (Equity securities):

Investments in equity securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund and MPAM Balanced Fund (Debt securities):

Most debt securities are valued each business day by an independent pricing service ("Service") approved by the Trust's Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund' s debt securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Trust's Board.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

Investments in municipal securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (" Service" ) approved by the Trust' s Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calcu-

lated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of each fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: All funds except MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal
Bond   Fund   and   MPAM   Pennsylvania   Intermediate   Municipal  Bond  Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund:

Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Under the terms of the custody agreement with Mellon for each fund, except MPAM International Fund and MPAM Emerging Markets Fund, and with Boston Safe with respect to MPAM International Fund and MPAM Emerging Markets Fund, the funds received net earnings credits during the period ended August 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income. These amounts were as follows:

   MPAM Large Cap Stock Fund                                    $6,166

   MPAM Income Stock Fund                                           --

   MPAM Mid Cap Stock Fund                                       4,618

   MPAM Small Cap Stock Fund                                     2,446

   MPAM International Fund                                      13,119

   MPAM Emerging Markets Fund                                   17,033

   MPAM Balanced Fund                                            8,782

   MPAM Bond Fund                                               37,116

   MPAM Intermediate Bond Fund                                  12,347

   MPAM Short-Term
       U.S. Government Securities Fund                           6,146

   MPAM National Intermediate
       Municipal Bond Fund                                        --

   MPAM National Short-Term
       Municipal Bond Fund                                       3,162

   MPAM Pennsylvania Intermediate
         Municipal Bond Fund                                     9,133

MPAM Bond Fund, MPAM Intermediate Bond Fund and MPAM Short-Term U.S. Government Securities Fund:

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize all fixed income securities on a scientific basis, which differs from the different amortization policies that the funds currently follow. Upon adoption, the funds will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment, effective September 1, 2001, will be to decrease accumulated net investment income, with an offsetting

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

adjustment to accumulated unrealized appreciation (depreciation) on securities in the amount of $557, 173 for MPAM Bond Fund, $1,147,735 for MPAM Intermediate Bond Fund and $477,261 for MPAM Short-Term U.S. Government Securities Fund. This adjustment would, therefore, have no effect on the net assets of the funds.

(C) REPURCHASE AGREEMENTS: Certain funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities,  including  the  risk  of  a  possible  decline  in the value of the underlying securities during the period while the fund seeks to assert its rights. The Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into
repurchase    agreements    to    evaluate    potential    risks.

(D) FINANCIAL FUTURES: Certain funds may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The funds are exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the funds recognize a realized gain or loss. These investments require initial margin deposits with a futures broker or a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 2001, there were no financial futures contracts outstanding.

(E) FOREIGN CURRENCY TRANSACTIONS: Certain funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(F) FORWARD CURRENCY EXCHANGE CONTRACTS: Certain funds may enter into forward currency exchange contracts to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, a fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, a fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, a fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. A fund realizes a gain if the value of the contract increases between those dates. The funds are also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts, which is typically limited to the unrealized gain on each open contract. At August 31, 2001, there were no open forward currency exchange contracts, except for MPAM Emerging Markets Fund. The following summarizes open forward currency exchange contracts for MPAM Emerging Markets Fund at August 31, 2001.


                                             Foreign

                                            Currency                                                        Unrealized
 Forward Currency Exchange Contracts         Amounts             Cost ($)         Value ($)             Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES;

British Pounds, expiring 9/4/2001            31,000              45,123           45,142                         19

(G) CONCENTRATION OF RISK: MPAM Pennsylvania Intermediate Municipal Bond Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(H) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the funds on the ex-dividend date.

MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund and MPAM Short-Term U.S. Government Securities Fund declare and pay dividends from investment income-net monthly.

MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund and MPAM Emerging Markets Fund declare and pay dividends from investment income-net annually.

MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund declare dividends daily from investment income-net; such dividends are paid monthly.

With respect to each series, dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, of that fund, it is the policy of the fund not to distribute such gain.

(I) FEDERAL INCOME TAXES: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes. For Federal income tax purposes, each series is treated as a single entity for the purpose of determining such qualification.

The following summarizes each fund's unused capital loss carryovers available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. These amounts are calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America:


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Expiring in fiscal 2009                                            Total ($)
--------------------------------------------------------------------------------

   MPAM Large Cap Stock Fund                                              --

   MPAM Income Stock Fund                                                 --

   MPAM Mid Cap Stock Fund                                         9,497,000

   MPAM Small Cap Stock Fund                                       6,689,000

   MPAM International Fund                                                --

   MPAM Emerging Markets Fund                                             --

   MPAM Balanced Fund                                                     --

   MPAM Bond Fund                                                         --

   MPAM Intermediate Bond Fund                                            --

   MPAM Short-Term U.S. Government Securities Fund                        --

   MPAM National Intermediate Municipal Bond Fund                         --

   MPAM National Short-Term Municipal Bond Fund                           --

   MPAM Pennsylvania  Intermediate Municipal Bond Fund                    --

During the period ended August 31, 2001, as a result of permanent book to tax differences, MPAM Small Cap Stock Fund increased accumulated undistributed investment income-net by $123,313 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 3--Investment Advisory Fee, Administration Fee and Other Transactions With
Affiliates:

(A) Fees payable by each fund pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each funds' net assets at the following annual rates:
.. 65 of 1% of the MPAM Large Cap Stock Fund, .65 of 1% of the MPAM Income Stock Fund, .75 of 1% of the MPAM Mid Cap Stock Fund, .85 of 1% of the MPAM Small Cap Stock Fund, .85 of 1% of the MPAM International Fund, 1.15% of the MPAM Emerging Markets Fund, .65 of 1% (equity investments), .40 of 1% (debt securities) and ..15 of 1% (money market investments and other underlying MPAM funds) of the MPAM Balanced Fund, .40 of 1% of the MPAM Bond Fund, .40 of 1% of the MPAM Intermediate Bond Fund, .35 of 1% of the MPAM Short-Term U.S. Government Securities Fund, .35 of 1% of the MPAM National Intermediate Municipal Bond Fund, .35 of 1% of the MPAM National Short-Term Municipal Bond Fund and .50 of 1% of the MPAM Pennsylvania Intermediate Municipal Bond Fund.

Pursuant to the Administration Agreement with Mellon, Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following annual rates:

  0 to $6 billion                                            .15 of 1%

  In excess of $6 billion to $12 billion                     .12 of 1%

  In excess of $12 billion                                   .10 of 1%

No administration fee is applied to assets held by the MPAM Balanced Fund which are invested in cash or money market instruments or shares of certain other series of the Trust.

Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon pays Dreyfus for performing certain administrative services.

Mellon has agreed, until September 30, 2003, with respect to each fund listed below, to waive receipt of its fees and/or to reimburse a portion of each fund's expenses, exclusive of taxes, interest, brokerage commissions, Shareholder Services Plan fee and extraordinary expenses, so that the fund's expenses do not exceed, in the aggregate, the rate per annum of the fund's average daily net assets listed below:

1.05%  of  the  MPAM Small Cap Stock Fund, 1.05% of the MPAM International Fund,
1.35% of the MPAM Emerging Markets Fund, .64 of 1% of the MPAM Balanced Fund, .. 56 of 1% of the MPAM Bond Fund, .56 of 1% of the MPAM Intermediate Bond Fund, .. 55 of 1% of the MPAM Short-Term U.S. Government Securities Fund, .52 of 1% of the MPAM National Intermediate Municipal Bond Fund, .52 of 1% of the MPAM National Short-Term Municipal Bond Fund and .67 of 1% of the MPAM Pennsylvania Intermediate Municipal Bond Fund. During the period ended August 31, 2001, the amounts waived were as follows:


   MPAM Small Cap Stock Fund                                          $ 51,641

   MPAM International Fund                                             274,986

   MPAM Emerging Markets Fund                                          148,298

   MPAM Balanced Fund                                                   13,709

   MPAM Bond Fund                                                      101,789

   MPAM Intermediate Bond Fund                                          90,558

   MPAM Short-Term U.S. Government Securities Fund                      31,840

   MPAM National Intermediate Municipal Bond Fund                       54,809

   MPAM National Short-Term Municipal Bond Fund                         69,066

   MPAM Pennsylvania Intermediate Municipal Bond Fund                   84,893

(B) Each fund has adopted a Shareholder Services Plan (the "Plan") with respect to its Investor shares pursuant to which each fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets attributable to Investor shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) in respect of these services. During the period ended August 31, 2001, the Investor shares pursuant to the Plan were charged the following:

   MPAM Large Cap Stock Fund                                            $216

   MPAM Income Stock Fund                                                 36

   MPAM Mid Cap Stock Fund                                                38

   MPAM Small Cap Stock Fund                                              --

   MPAM International Fund                                                 8

   MPAM Emerging Markets Fund                                              3

   MPAM Balanced Fund                                                     --

   MPAM Bond Fund                                                        125

   MPAM Intermediate Bond Fund                                            81

   MPAM Short-Term U.S. Government Securities Fund                        --

   MPAM National Intermediate Municipal Bond Fund                         --

   MPAM National Short-Term
   Municipal Bond Fund                                                    --

   MPAM Pennsylvania Intermediate
         Municipal Bond Fund                                              66

All funds except MPAM International Fund and MPAM Emerging Markets Fund compensate Mellon under a Custody Agreement with Mellon, and MPAM International Fund and MPAM Emerging Markets Fund compensate Boston Safe under a Custody
Agreement with Boston Safe, for providing custodial services for the relevant funds. During the period ended August 31, 2001, pursuant to the custody agreements, the funds were charged the following:

   MPAM Large Cap Stock Fund                                        $143,325

   MPAM Income Stock Fund                                             71,880

   MPAM Mid Cap Stock Fund                                            62,738

   MPAM Small Cap Stock Fund                                          40,642

   MPAM International Fund                                           328,410

   MPAM Emerging Markets Fund                                        103,989

   MPAM Balanced Fund                                                 43,602

   MPAM Bond Fund                                                     48,482

   MPAM Intermediate Bond Fund                                        29,830

   MPAM Short-Term
         U.S. Government Securities Fund                               9,226

   MPAM National Intermediate
       Municipal Bond Fund                                            18,697

   MPAM National Short-Term Municipal Bond Fund                        9,805

   MPAM Pennsylvania
         Intermediate Municipal Bond Fund                             61,815

                                                                       The Funds

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $35,000 and an attendance fee of $3,000 for each in person meeting and $500 for telephone meetings. The annual fee was prorated for the period ended August 31, 2001, because the funds had less than a
full    year    of    operations.

NOTE 4-- Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended August 31, 2001:


                                                                       Purchases                       Sales
---------------------------------------------------------------------------------------------------------------------
MPAM Large Cap Stock Fund                                          1,000,788,165                1,180,339,287

MPAM Income Stock Fund                                               231,992,905                  380,114,465

MPAM Mid Cap Stock Fund                                            1,168,323,334                  483,014,995

MPAM Small Cap Stock Fund                                            277,765,541                  130,698,636

MPAM International Fund                                              240,180,779                  113,998,645

MPAM Emerging Markets Fund                                            67,512,209                   14,035,366

MPAM Balanced Fund                                                   331,584,822                  358,132,098

MPAM Bond Fund                                                       776,401,090                  748,324,470

MPAM Intermediate Bond Fund                                          506,197,865                  507,459,411

MPAM Short-Term U.S. Government Securities Fund                       83,921,088                   98,073,951

MPAM National Intermediate Municipal Bond Fund                       263,466,917                  201,251,801

MPAM National Short-Term Municipal Bond Fund                          54,943,558                   67,871,262

MPAM Pennsylvania Intermediate Municipal Bond Fund                   340,596,210                  368,765,547

The   following   summarizes   the   accumulated   net  unrealized  appreciation
(depreciation)  on  investments and forward currency exchange contracts for each series at August 31, 2001:

                                                                                   Gross                  Gross
                                                                             Appreciation ($)     (Depreciation) ($)         Net ($)
------------------------------------------------------------------------------------------------------------------------------------

MPAM Large Cap Stock Fund                                                     472,205,687           118,797,535        353,408,152

MPAM Income Stock Fund                                                        202,489,055            52,117,954        150,371,101

MPAM Mid Cap Stock Fund                                                       194,021,128            53,115,380        140,905,748

MPAM Small Cap Stock Fund                                                      21,922,317            10,920,166         11,002,151

MPAM International Fund                                                        22,686,138            45,974,549       (23,288,411)

MPAM Emerging Markets Fund                                                      2,701,817             6,429,227        (3,727,410)

MPAM Balanced Fund                                                             47,106,845            14,808,398         32,298,447

MPAM Bond Fund                                                                 18,734,016             1,714,037         17,019,979

MPAM Intermediate Bond Fund                                                     9,578,727                 6,858          9,571,869

MPAM Short-Term U.S. Government Securities Fund                                 1,722,916               305,407          1,417,509

MPAM National Intermediate Municipal Bond Fund                                 25,621,349                 4,796         25,616,553

MPAM National Short-Term Municipal Bond Fund                                    3,572,478                 5,600          3,566,878

MPAM Pennsylvania Intermediate Municipal Bond Fund                             44,516,834                42,503         44,474,331


At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 5--Subsequent Event:

On May 9, 2001, the Trust's Board approved a proposal pursuant to which MPAM Bond Fund would acquire all of the assets and assume the stated liabilities of Dreyfus Disciplined Intermediate Bond Fund, a series of The Dreyfus/Laurel Funds, Inc. (the "Company" ), in an exchange for certain shares of MPAM Bond Fund. The transaction was scheduled to close on October 26, 2001 or such other date on which the parties to the transaction agree.

On May 9, 2001, the Trust's Board also approved a proposal pursuant to which MPAM Small Cap Stock Fund would acquire all of the assets and assume the stated liabilities of Dreyfus Disciplined Smallcap Stock Fund, a series of the Company, in exchange for certain shares of MPAM Small Cap Stock Fund. The transaction was scheduled to close on October 26, 2001 or such other date on which the parties to the transaction agree.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

MPAM Funds Trust

We have audited the accompanying statements of assets and liabilities of MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund, MPAM Balanced Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund of MPAM Funds Trust (collectively "the Funds"), including the statements of investments, as of August 31, 2001, and the related statements of operations, statements of changes in net assets, and financial highlights for the period from October 2, 2000 (commencement of operations) to August 31, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2001, the results of their operations, changes in their net assets, and financial highlights for the period from October 2, 2000 (commencement of operations) to August 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP


New York, New York
October 18, 2001



IMPORTANT TAX INFORMATION (Unaudited)

MPAM LARGE CAP STOCK FUND

For Federal tax purposes the fund hereby designates $.0120 per share as a long-term capital gain distribution paid on December 29, 2000.

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

MPAM INCOME STOCK FUND

For Federal tax purposes the fund hereby designates $.1220 per share as a long-term capital gain distribution of the $.1553 per share paid on December 29, 2000.

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

MPAM MID CAP STOCK FUND

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

MPAM INTERNATIONAL FUND

In accordance with Federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2001:

   -- the total amount of taxes paid to foreign countries was $927,410

   -- the total amount of income sourced from foreign countries was $5,222,424

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2001 calendar year with Form 1099-DIV which will be mailed by January 31, 2002.

MPAM BALANCED FUND

The fund also designates 14.76% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

MPAM SHORT-TERM U.S. GOVERNMENT SECURITIES FUND

For State individual income tax purposes, the Government Securities Series hereby designates 70.87% of the ordinary income dividends paid during its fiscal year ended August 31, 2001 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt form taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                                       The Funds

MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2001:

   -- all dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

   -- the fund hereby designates $.0003 per share as a long-term capital gain distribution of the $.0007 per share paid on December 7, 2000.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.

MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2001 as " exempt-interest dividends" (not generally subject to regular Federal income tax).

MPAM PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2001:

   -- all dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

   -- the fund hereby designates $.0025 per share as a long-term capital gain distribution of the $.0048 per share paid on December 7, 2000.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.



NOTES

                                                                 The Funds


                                                           For More Information

MPAM FUNDS TRUST
c/o The Dreyfus Corporation
200 Park Avenue
New York, NY  10166

INVESTMENT ADVISER

MPAM Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

ADMINISTRATOR

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

SUB-ADMINISTRATOR

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

CUSTODIAN

Domestic Equity Funds and Bond Funds
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

International and Emerging Markets Funds
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108

TRANSFER AGENT &
DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.
P.O. Box 9263
Boston, MA 02205-8501

DISTRIBUTOR

Dreyfus Service Corporation
200 Park Avenue
New York, NY  10166



To obtain information:

BY TELEPHONE
MPAM Clients, please contact your MPAM Account Officer or call 1-888-281-7350.
Individual Account holders, please call Dreyfus at 1-800-896-8167

BY MAIL  MPAM Clients, write to your

MPAM Account Officer
c/o Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Individual Account Holders, write to:

MPAM Family of Funds
P.O. Box 105
Newark, N.J. 07101-0105

(c)2001 Dreyfus Service Corporation
MPAMAR0801

                 MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
                          A SERIES OF MPAM FUNDS TRUST

                   DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
             A SERIES OF THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                                 1-800-645-6561

                       STATEMENT OF ADDITIONAL INFORMATION


                              DATED June ___, 2002

      This Statement of Additional Information (the "SAI"), which is not a Prospectus, relates to the acquisition of Dreyfus Premier Limited Term Municipal Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust"), by MPAM National Intermediate Municipal Bond Fund (the "Acquiring Fund"), a series of MPAM Funds Trust (the "MPAM Trust"). This SAI supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June ___, 2002. To obtain a copy of the Prospectus/Proxy Statement, please write to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or call 1-800-554-4611.

      This SAI consists of this cover page, the unaudited PRO FORMA financial statements of the Acquired Fund and Acquiring Fund (giving effect to the Reorganization) as of February 28, 2002, and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

       A. The Prospectus for the Acquiring Fund relating to the Investor shares and MPAM shares, dated May __, 2002, filed on March 8, 2002, accession number 0001111565-02-000001.

       B. The Prospectus for the Acquiring Fund relating to the Dreyfus Premier shares, dated May ___, 2002, filed on March 8, 2002, accession number 0001111565-02-000001.

      C.    The Statement of Additional Information of the Acquiring Fund, dated
            May  ______,   2002,  filed  on  March 8,  2002,  accession  number
            0001111565-02-000001.

       D.   The  Semi-Annual  Report of the Acquiring  Fund,  dated February 28,
            2002,    filed    on    May    ___,    2002,     accession    number
            _____________________.

       E. The Annual Report of the Acquiring Fund, dated August 31, 2001, filed on November 9, 2001, accession number 0001111565-01-500010.

       F. The Prospectus for the Acquired Fund, dated November 1, 2001, filed on October 26, 2001, accession number 0000717341-01-500011.

       G. The Semi-Annual Report for the Acquired Fund, dated December 31, 2001, filed on March 7, 2002, accession number 0000717341-02-000002.

       H. The Annual Report for the Acquired Fund, dated June 30, 2001, filed on August 31, 2001 accession number 0000717341-01-500009.


      The following tables set forth the unaudited PRO FORMA Statement of Assets and Liabilities as of February 28, 2002, the unaudited PRO FORMA Statement of Operations for the twelve month period ended February 28, 2002 and the unaudited PRO FORMA Statement of Investments as of February 28, 2002 for the Acquired Fund and Acquiring Fund as adjusted giving effect to the Reorganization.

      The unaudited PRO FORMA Statement of Investments contains information about the securities holdings of the Acquired Fund and the Acquiring Fund as of February 28, 2002. The holdings of the Acquired Fund and Acquiring Fund have changed since that date due to normal portfolio turnover in response to changes in market conditions. It is not anticipated, however, that any of the Acquired Fund's securities would need to be sold if the Acquired Fund's shareholders approve the Reorganization.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Pro Forma Statement of Investments.....................................      A-1
Pro Forma Statement of Assets and Liabilities..........................      B-1
Pro Forma Statement of Operations......................................      C-1
Notes to Pro Forma Financial Statements................................      D-1

PRO FORMA  STATEMENT OF INVESTMENTS (UNAUDITED)
MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
FEBRUARY 28, 2002


                                                                                                                    PRINCIPAL AMOUNT
                                                                         -----------------------------------------------------------
                                                                               MPAM                      DREYFUS           Pro Forma
                                                                         NATIONAL INTERMEDIATE   PREMIER LIMITED
                                                                          MUNICIPAL BOND          TERM MUNICIPAL           Combined
LONG-TERM MUNICIPAL INVESTMENTS--93.1%                                         FUND                         FUND           (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--.4%


Alabama 5%, 6/1/2009                                                         2,495,000                                    2,495,000


ALASKA--.2%


Anchorage, Electric Utility Revenue
        8%, 12/1/2010 (Insured; MBIA)                                        1,000,000                                    1,000,000

ARIZONA--5.2%


Arizona Transportation Board, Highway Revenue
        5.25%, 7/1/2015                                                      3,500,000                                    3,500,000


Maricopa County Unified School District:
        (Paradise Valley) 6.35%, 7/1/2010 (Insured; MBIA)                                                550,000            550,000
        (Paradise Valley) 7%, 7/1/2011 (Insured; MBIA)                       1,905,000                                    1,905,000
        (Scottsdale School) 6.60%, 7/1/2012                                  1,250,000                                    1,250,000


Phoenix 6.25%, 7/1/2016                                                                                1,250,000          1,250,000


Phoenix Civic Improvement Corp. Water System Revenue
        5.25%, 7/1/2016 (Insured; FGIC)                                      3,920,000                                    3,920,000


Phoenix Industrial Development Authority, SFMR
        6.60%, 12/1/2029 (Collateralized; FNMA, GNMA)                        2,180,000                                    2,180,000

                                                                  1


PRO FORMA  STATEMENT OF INVESTMENTS (UNAUDITED)  (continued)
MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
FEBRUARY 28, 2002

                                                                                                                           Value ($)
                                                                 -------------------------------------------------------------------
                                                                                  MPAM                   Dreyfus         Pro Forma
                                                                 National Intermediate           Premier Limited
                                                                        Municipal Bond            Term Municipal          Combined
                                                                                  Fund                      Fund           (Note 1)
LONG-TERM MUNICIPAL INVESTMENTS--93.1%
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA--.4%                                                                2,685,693                                     2,685,693


Alabama 5%, 6/1/2009


ALASKA--.2%


Anchorage, Electric Utility Revenue
        8%, 12/1/2010 (Insured; MBIA)                                       1,278,090                                     1,278,090

ARIZONA--5.2%
                                                                            2,334,177

Arizona Transportation Board, Highway Revenue
        5.25%, 7/1/2015                                                     3,718,785                                     3,718,785



Maricopa County Unified School District:
        (Paradise Valley) 6.35%, 7/1/2010 (Insured; MBIA)                                                643,638            643,638
        (Paradise Valley) 7%, 7/1/2011 (Insured; MBIA)                      2,334,177                                     2,334,177
        (Scottsdale School) 6.60%, 7/1/2012                                 1,507,300                                     1,507,300


Phoenix 6.25%, 7/1/2016                                                                                1,479,963          1,479,963


Phoenix Civic Improvement Corp. Water System Revenue
        5.25%, 7/1/2016 (Insured; FGIC)                                     4,208,630                                     4,208,630


Phoenix Industrial Development Authority, SFMR
        6.60%, 12/1/2029 (Collateralized; FNMA, GNMA)                       2,305,394                                     2,305,394

                                                                  1


Salt River Project Agricultural Improvement & Power District,
        Electric System Revenue:
                     5%, 1/1/2004                                            5,000,000                                    5,000,000
                     5%, 1/1/2005                                                                      1,510,000          1,510,000
                     5%, 1/1/2010                                                                      1,000,000          1,000,000
                     5%, 1/1/2012                                            1,260,000                                    1,260,000


Scottsdale Industrial Development Authority, HR
        (Scottsdale Healthcare) 5.70%, 12/1/2021                             1,000,000                                    1,000,000


Tucson:
        5%, 7/1/2005                                                                                   1,000,000 a        1,000,000
        5%, 7/1/2012                                                         1,365,000                                    1,365,000
University of Arizona, University Revenues
        5%, 6/1/2005 (Insured; FSA)                                          2,620,000 a               1,000,000 a        3,620,000


CALIFORNIA--6.9%


California:
        6.80%, 10/1/2005                                                                                 700,000             700,000
        4%, 2/1/2007                                                         2,000,000                 1,095,000           3,095,000
        5.75%, 3/1/2008                                                        190,000                                       190,000
        5.75%, 3/1/2008 (Prerefunded 3/1/2008)                                  45,000  b                                     45,000
        6.60%, 2/1/2009                                                                                  510,000             510,000
        5.75%, 3/1/2009                                                         80,000                                        80,000
        5.75%, 3/1/2009 (Prerefunded 3/1/2005)                                  15,000  b                                     15,000


California Educational Facilities Authority:
        (Pepperdine University) 5.75%, 9/15/2030                             3,000,000                                     3,000,000
        (Stanford University) 5%, 11/1/2011                                  4,000,000                                     4,000,000


California Housing Finance Agency, Home Mortgage Revenue
           5.65%, 8/1/2006 (Insured; MBIA)                                                               655,000             655,000


California Rural Home Mortgage Finance Authority, SFMR
          5.75%, 8/1/2009                                                                                 20,000              20,000

                                                                  2

Salt River Project Agricultural Improvement & Power District,                                                             4,208,630
        Electric System Revenue:
                     5%, 1/1/2004                                           5,251,650                                     5,251,650
                     5%, 1/1/2005                                                                      1,605,402          1,605,402
                     5%, 1/1/2010                                                                      1,071,210          1,071,210
                     5%, 1/1/2012

                                                                            1,344,168                                     1,344,168
Scottsdale Industrial Development Authority, HR
        (Scottsdale Healthcare) 5.70%, 12/1/2021                              999,310                                       999,310



Tucson:
        5%, 7/1/2005                                                                                  1,069,050           1,069,050
        5%, 7/1/2012                                                        1,445,003                                     1,445,003
University of Arizona, University Revenues
        5%, 6/1/2005 (Insured; FSA)                                         2,805,627                 1,070,850           3,876,477


CALIFORNIA--6.9%


California:
        6.80%, 10/1/2005                                                                                795,536             795,536
        4%, 2/1/2007                                                        2,051,660                 1,123,284           3,174,944
        5.75%, 3/1/2008                                                       202,565                                       202,565
        5.75%, 3/1/2008 (Prerefunded 3/1/2008)                                 49,901                                        49,901
        6.60%, 2/1/2009                                                                                 590,998             590,998
        5.75%, 3/1/2009                                                        85,560                                        85,560
        5.75%, 3/1/2009 (Prerefunded 3/1/2005)                                 16,634                                        16,634


California Educational Facilities Authority:
        (Pepperdine University) 5.75%, 9/15/2030                            3,169,170                                     3,169,170
        (Stanford University) 5%, 11/1/2011                                 4,404,080                                     4,404,080


California Housing Finance Agency, Home Mortgage Revenue
           5.65%, 8/1/2006 (Insured; MBIA)                                                               697,647             697,647


California Rural Home Mortgage Finance Authority, SFMR
          5.75%, 8/1/2009                                                                                 20,354              20,354

                                                                  2

California Statewide Community Development Authority,
        Revenue:
                     (Kaiser Permanente) 3.85%, 8/1/2031                     1,250,000                                     1,250,000
                     Multi Family Housing:
                               (Archstone/Seascape):
                                    5.25%, 6/1/2029                          4,000,000                                     4,000,000
                                    5.30%, 6/1/2029                                                    1,000,000           1,000,000
                               (Equity Residential) 5.20%, 12/1/2029         2,000,000                 1,000,000           3,000,000


Foothill/Eastern Transportation Corridor Agency,
        Toll Road Revenue:
                     Zero Coupon, 7/15/2009 (Insured; MBIA)                                            1,000,000 c         1,000,000
                     Zero Coupon, 1/15/2020                                  1,505,000  c                                  1,505,000
                     Zero Coupon, 1/15/2026 (Insured; MBIA)                  7,000,000  c                                  7,000,000


Kern High School District
        6.40%, 2/1/2012 (Insured; MBIA)                                      2,000,000                   750,000           2,750,000


Los Angeles Department of Water & Power,
        Power Systems Revenue 5.25%, 7/1/2011 (Insured; MBIA)                3,250,000                                     3,250,000


Modesto, Wastewater Treatment Facilities Revenue
        6%, 11/1/2009 (Insured; MBIA)                                                                    500,000             500,000
Oakland Joint Powers Financing Authority, LR
  (Oakland Convention Centers) 5.50%, 10/1/2013 (Insured; AMBAC)                                       1,500,000           1,500,000


Sacramento Municipal Utilities District, Electrical Revenue 5.30%, 7/1/2012                            1,600,000           1,600,000


San Diego County Regional Transportation Commission, Sales Tax Revenue
  6%, 4/1/2004 (Insured; FGIC)                                                                           250,000             250,000


San Francisco City and County Airport Commission, International Airport Revenue
  5.625%, 5/1/2006 (Insured; FGIC)                                                                       500,000             500,000


San Francisco City and County Public Utilities Commission, Water Revenue:
  6%, 11/1/2003                                                                                          750,000             750,000
  6.375%, 11/1/2006                                                                                      500,000             500,000


California Statewide Community Development Authority,
        Revenue:
                     (Kaiser Permanente) 3.85%, 8/1/2031                    1,256,038                                     1,256,038
                     Multi Family Housing:
                               (Archstone/Seascape):
                                    5.25%, 6/1/2029                         4,080,840                                     4,080,840
                                    5.30%, 6/1/2029                                                     1,022,880         1,022,880
                               (Equity Residential) 5.20%, 12/1/2029        2,096,900                   1,048,450         3,145,350


Foothill/Eastern Transportation Corridor Agency,
        Toll Road Revenue:
                     Zero Coupon, 7/15/2009 (Insured; MBIA)                                               687,900           687,900
                     Zero Coupon, 1/15/2020                                 1,044,214                                     1,044,214
                     Zero Coupon, 1/15/2026 (Insured; MBIA)                 4,815,300                                     4,815,300


Kern High School District
        6.40%, 2/1/2012 (Insured; MBIA)                                     2,390,540                     896,453         3,286,993


Los Angeles Department of Water & Power,
        Power Systems Revenue 5.25%, 7/1/2011 (Insured; MBIA)               3,613,448                                     3,613,448


Modesto, Wastewater Treatment Facilities Revenue
        6%, 11/1/2009 (Insured; MBIA)                                                                     582,185           582,185
Oakland Joint Powers Financing Authority, LR                                                            1,695,855         1,695,855
  (Oakland Convention Centers) 5.50%, 10/1/2013 (Insured; AMBAC)


Sacramento Municipal Utilities District, Electrical Revenue 5.30%, 7/1/2012                             1,733,744         1,733,744


San Diego County Regional Transportation Commission, Sales Tax Revenue
  6%, 4/1/2004 (Insured; FGIC)                                                                            270,728           270,728


San Francisco City and County Airport Commission, International Airport Revenue
  5.625%, 5/1/2006 (Insured; FGIC)                                                                        546,560           546,560


San Francisco City and County Public Utilities Commission, Water Revenue:                                 785,513           785,513
  6%, 11/1/2003
  6.375%, 11/1/2006                                                                                       526,655           526,655

                                                                  3

San Jose Redevelopment Agency, Tax Allocation
  (Merged Area Redevelopment Project) 6%, 8/1/2009 (Insured; MBIA)                                       625,000             625,000


Santa Margarita-Dana Point Authority, Revenue
  7.25%, 8/1/2007 (Insured; MBIA)                                                                        500,000             500,000


Westside Unified School District 6%, 8/1/2014 (Insured; AMBAC)                                           385,000             385,000


COLORADO--3.4%


Colorado Department of Transportation Revenue, Transportation, RAN                                     1,000,000           1,000,000
  5.25%, 6/15/2010 (Insured; MBIA)


Colorado Health Facilities Authority, Revenue
        (Vail Valley Medical Center)
        5.75%, 1/15/2022                                                     1,770,000                                     1,770,000


Colorado Housing Finance Authority
        (Single Family Program):
                     6.75%,  4/1/2015                                                                    500,000             500,000
                     7.10%, 5/1/2015                                           225,000                                       225,000
                     6.05%, 10/1/2016                                          860,000                                       860,000
                     6.70%, 10/1/2016                                                                    480,000             480,000
                     6.75%, 10/1/2021                                        1,935,000                                     1,935,000
                     7.55%, 11/1/2027                                          340,000                                       340,000
                     6.80%, 11/1/2028                                          430,000                                       430,000
                     7.15%, 10/1/2030                                                                    945,000             945,000


Jefferson County School District:
        5.25%, 12/15/2005 (Insured; MBIA)                                    1,680,000                                    1,680,000
        6.50%, 12/15/2010 (Insured; MBIA)                                    1,500,000                                    1,500,000


Northwest Parkway Public Highway Authority:
        Zero Coupon, 6/15/2011 (Insured; AMBAC)                                                        1,000,000 c        1,000,000
        Zero Coupon, 6/15/2017 (Insured; FSA)                                6,690,000 c                                  6,690,000
        Zero Coupon, 6/15/2018 (Insured; FSA)                                5,000,000 c                                  5,000,000


San Jose Redevelopment Agency, Tax Allocation
  (Merged Area Redevelopment Project) 6%, 8/1/2009 (Insured; MBIA)                                       724,819            724,819



  7.25%, 8/1/2007 (Insured; MBIA)                                                                        603,835            603,835


Westside Unified School District 6%, 8/1/2014 (Insured; AMBAC)                                           452,564            452,564


COLORADO--3.4%


Colorado Department of Transportation Revenue, Transportation, RAN                                     1,093,000          1,093,000
  5.25%, 6/15/2010 (Insured; MBIA)


Colorado Health Facilities Authority, Revenue
        (Vail Valley Medical Center)                                        1,759,504                                     1,759,504
        5.75%, 1/15/2022


Colorado Housing Finance Authority
        (Single Family Program):
                     6.75%,  4/1/2015                                                                    562,975            562,975
                     7.10%, 5/1/2015                                          239,407                                       239,407
                     6.05%, 10/1/2016                                         925,988                                       925,988
                     6.70%, 10/1/2016                                                                    528,662            528,662
                     6.75%, 10/1/2021                                       2,168,322                                     2,168,322
                     7.55%, 11/1/2027                                         357,666                                       357,666
                     6.80%, 11/1/2028                                         459,851                                       459,851
                     7.15%, 10/1/2030                                       1,060,564                                     1,060,564

Jefferson County School District:
        5.25%, 12/15/2005 (Insured; MBIA)                                   1,829,503                                     1,829,503
        6.50%, 12/15/2010 (Insured; MBIA)                                   1,784,895                                     1,784,895


Northwest Parkway Public Highway Authority:
        Zero Coupon, 6/15/2011 (Insured; AMBAC)                                                          624,710            624,710
        Zero Coupon, 6/15/2017 (Insured; FSA)                               4,179,310                                     4,179,310
        Zero Coupon, 6/15/2018 (Insured; FSA)                               3,120,250                                     3,120,250



University of Colorado, Enterprise System Revenue:
          5%, 6/1/2009                                                                                   500,000            500,000
          5.50%, 6/1/2010                                                                                500,000            500,000


CONNECTICUT--1.5%


Connecticut:
        5%, 11/15/2005                                                       2,000,000                   500,000           2,500,000
        Special Tax Revenue, Transportation Infrastructure
                     5%, 10/1/2005 (Insured; FSA)                            4,000,000                                     4,000,000


Mohegan Tribe Indians, Gaming Authority,
        Public Improvement (Priority Distribution)
        6%, 1/1/2016                                                                                   1,750,000           1,750,000


Stamford 6.60%, 1/15/2007                                                                                500,000             500,000


DISTRICT OF COLUMBIA--.3%


District of Columbia Tobacco Settlement Financing Corp.
                     6.50%, 5/15/2033                                        1,000,000                 1,000,000           2,000,000


FLORIDA--2.9%


Broward County, RRR:
        (Wheelabrator North) 4.50%, 12/1/2011                                2,230,000                                     2,230,000
        (Wheelabrator South) 4.50%, 6/1/2011                                 1,750,000                   500,000           2,250,000


Florida Municipal Loan Council
        5.75%, 11/1/2015 (Insured; MBIA)                                                                 520,000             520,000


Hillsborough County Educational Facilities Authority
                     (University of Tampa Project)
                     5.75%, 4/1/2008                                         3,530,000                                     3,530,000


Key West Utility Board, Electric Revenue
          5.75%, 10/1/2006 (Insured; AMBAC)                                                            1,000,000           1,000,000


Orlando Utilities Commission, Water and Electric Revenue:
        5.25%, 10/1/2014                                                     2,000,000                                     2,000,000
        5.25%, 10/1/2015                                                     4,290,000                                     4,290,000


Palm Beach County Health Facilities Authority, Revenue
        (Birch Corp. Obligated Group) 5%, 12/1/2012                          1,565,000                                     1,565,000


GEORGIA--2.7%


Chatham County Hospital Authority
        (Memorial Health Medical Center)
        6.125%, 1/1/2024                                                     1,480,000                 1,000,000           2,480,000


DeKalb County, Water & Sewer Revenue
        6.25%, 10/1/2005                                                     1,000,000                                     1,000,000


Georgia:
        6.10%, 3/1/2005                                                      2,000,000                                     2,000,000
        5.95%, 3/1/2008                                                      3,650,000                                     3,650,000
        5.40%, 11/1/2010                                                                               1,000,000           1,000,000
        5.75%, 9/1/2011                                                      3,460,000                                     3,460,000


Municipal Electric Authority (Project One):
        6%, 1/1/2005 (Insured; AMBAC)                                        1,295,000                                     1,295,000
        6%, 1/1/2006                                                                                     900,000             900,000


IDAHO--.3%


Canyon County (School District No. 131 Nampa)
        4.75%, 7/30/2010 (Insured; FGIC)                                     1,720,000                                     1,720,000


ILLINOIS--6.1%


Chicago, SFMR
        4.70% 10/1/2017 (Collateralized; FNMA, GNMA)                          915,000                                        915,000


Chicago Metropolitan Water Reclamation District
        (Chicago Capital Improvement)
        7.25% 12/1/2012                                                      7,500,000                 1,000,000           8,500,000


Chicago O'Hare International Airport, Revenue:
        Passenger Facility Charge:
                     6%, 1/1/2005 (Insured; AMBAC)                           2,165,000                                     2,165,000
                     5.625%, 1/1/2015 (Insured; AMBAC)                       2,000,000                                     2,000,000
        Second Lien Passenger Facility
                     5.50%, 1/1/2004 (Insured; AMBAC)                        1,000,000                                     1,000,000


Dupage County, Community High School District Number 099 (Downers Grove)
          5.50%, 12/1/2014 (Insured; FSA)                                                              1,000,000           1,000,000


Illinois:
        5.50%, 8/1/2003                                                      2,100,000                                     2,100,000
        6.10%, 10/1/2003                                                     2,270,000                                     2,270,000
        5.60%, 6/1/2004                                                                                  750,000             750,000
        5.70%, 8/1/2008                                                      2,000,000                                     2,000,000


Illinois Health Facilities Authority, Revenue
        (Community Provider Pooled Program):
                     7.90%, 8/15/2003 (Insured; MBIA)                           39,000                                        39,000
                     7.90%, 8/15/2003 (Insured; MBIA)                          437,000                                       437,000
        (Loyola University Health System)
                     5.75%, 7/1/2011                                         3,500,000                                     3,500,000
Lake County Community Unitary School District
        (Waukegan) 5.625%, 12/1/2011 (Insured; FSA)                          3,150,000                                     3,150,000


Regional Transportation Authority:
        7.75%, 6/1/2009 (Insured; FGIC)                                      1,000,000                                     1,000,000
        7.75%, 6/1/2010 (Insured; FGIC)                                      1,620,000                                     1,620,000
        7.75%, 6/1/2012 (Insured; FGIC)                                      1,500,000                   390,000           1,890,000

                                                                  5


University of Colorado, Enterprise System Revenue:
          5%, 6/1/2009                                                                                   537,555            537,555
          5.50%, 6/1/2010                                                                                553,940           553,940



CONNECTICUT--1.5%


Connecticut:
        5%, 11/15/2005                                                      2,164,240                    541,060          2,705,300
        Special Tax Revenue, Transportation Infrastructure
                     5%, 10/1/2005 (Insured; FSA)                           4,318,520                                     4,318,520


Mohegan Tribe Indians, Gaming Authority,
        Public Improvement (Priority Distribution)
        6%, 1/1/2016                                                                                     1,775,813        1,775,813


Stamford 6.60%, 1/15/2007                                                                                  574,695          574,695


DISTRICT OF COLUMBIA--.3%


District of Columbia Tobacco Settlement Financing Corp.
                     6.50%, 5/15/2033                                       1,067,830                    1,067,830        2,135,660


FLORIDA--2.9%


Broward County, RRR:
        (Wheelabrator North) 4.50%, 12/1/2011                               2,185,868                                     2,185,868
        (Wheelabrator South) 4.50%, 6/1/2011                                1,716,768                      490,505        2,207,273


Florida Municipal Loan Council
        5.75%, 11/1/2015 (Insured; MBIA)                                                                   575,884          575,884


Hillsborough County Educational Facilities Authority
                     (University of Tampa Project)
                     5.75%, 4/1/2008                                        3,789,843                                     3,789,843


Key West Utility Board, Electric Revenue
          5.75%, 10/1/2006 (Insured; AMBAC)                                                              1,113,710        1,113,710


Orlando Utilities Commission, Water and Electric Revenue:
        5.25%, 10/1/2014                                                    2,167,960                                     2,167,960
        5.25%, 10/1/2015                                                    4,634,744                                     4,634,744


Palm Beach County Health Facilities Authority, Revenue
        (Birch Corp. Obligated Group) 5%, 12/1/2012                         1,569,398                                     1,569,398


GEORGIA--2.7%


Chatham County Hospital Authority
        (Memorial Health Medical Center)
        6.125%, 1/1/2024                                                    1,533,768                    1,036,330        2,570,098


DeKalb County, Water & Sewer Revenue
        6.25%, 10/1/2005                                                    1,118,890                                     1,118,890


Georgia:
        6.10%, 3/1/2005                                                     2,194,300                                     2,194,300
        5.95%, 3/1/2008                                                     4,117,930                                     4,117,930
        5.40%, 11/1/2010                                                                                 1,109,830        1,109,830
        5.75%, 9/1/2011                                                     3,933,536                                     3,933,536


Municipal Electric Authority (Project One):
        6%, 1/1/2005 (Insured; AMBAC)                                       1,408,313                                     1,408,313
        6%, 1/1/2006                                                                                       985,086          985,086


IDAHO--.3%


Canyon County (School District No. 131 Nampa)
        4.75%, 7/30/2010 (Insured; FGIC)                                    1,818,350                                     1,818,350


ILLINOIS--6.1%


Chicago, SFMR
        4.70% 10/1/2017 (Collateralized; FNMA, GNMA)                          926,108                                       926,108


Chicago Metropolitan Water Reclamation District
        (Chicago Capital Improvement)                                       9,392,700                    1,252,360       10,645,060
        7.25% 12/1/2012


Chicago O'Hare International Airport, Revenue:
        Passenger Facility Charge:
                     6%, 1/1/2005 (Insured; AMBAC)                          2,349,480                                     2,349,480
                     5.625%, 1/1/2015 (Insured; AMBAC)                      2,106,460                                     2,106,460
        Second Lien Passenger Facility
                     5.50%, 1/1/2004 (Insured; AMBAC)                       1,050,950                                     1,050,950


Dupage County, Community High School District Number 099 (Downers Grove)
          5.50%, 12/1/2014 (Insured; FSA)                                                                1,065,810        1,065,810


Illinois:
        5.50%, 8/1/2003                                                     2,207,583                                     2,207,583
        6.10%, 10/1/2003                                                    2,375,328                                     2,375,328
        5.60%, 6/1/2004                                                                                    772,800          772,800
        5.70%, 8/1/2008                                                     2,127,780                                     2,127,780


Illinois Health Facilities Authority, Revenue
        (Community Provider Pooled Program):
                     7.90%, 8/15/2003 (Insured; MBIA)                          41,636                                        41,636
                     7.90%, 8/15/2003 (Insured; MBIA)                         439,417                                       439,417
        (Loyola University Health System)
                     5.75%, 7/1/2011                                        3,689,735                                     3,689,735
Lake County Community Unitary School District
        (Waukegan) 5.625%, 12/1/2011 (Insured; FSA)                         3,443,265                                     3,443,265


Regional Transportation Authority:
        7.75%, 6/1/2009 (Insured; FGIC)                                     1,237,680                                     1,237,680
        7.75%, 6/1/2010 (Insured; FGIC)                                     2,031,205                                     2,031,205
        7.75%, 6/1/2012 (Insured; FGIC)                                     1,922,595                      499,875        2,422,470

INDIANA--.9%


Indiana University, University Student Fee Revenue
        6%, 8/1/2017                                                         2,800,000                                     2,800,000


Purdue University, University Student Fee Revenue
         6.75%, 7/1/2009 (Prerefunded 1/1/2005)                              2,200,000 b                                   2,200,000


IOWA--.9%


Iowa Student Loan Liquidity Corp., Student Loan Revenue
          5.65%, 12/1/2005                                                                             1,000,000           1,000,000
Muscatine, Electric Revenue
        5.50%, 1/1/2011 (Insured; AMBAC)                                     2,000,000                 1,000,000           3,000,000


Tobacco Settlement Authority, Tobacco Settlement
        Revenue 5.30%, 6/1//2025                                             1,500,000                                     1,500,000


KENTUCKY--.8%


Kentucky Property & Buildings Commission, Revenue
        6%, 2/1/2014                                                         2,000,000                                     2,000,000


Kentucky Turnpike Authority, EDR
        (Revitalization's Projects):
             6.50%, 7/1/2007 (Insured; AMBAC)                                                          1,000,000           1,000,000
             5.50%, 7/1/2011                                                   225,000                                       225,000
             5.50%, 7/1/2012 (Insured; AMBAC)                                                          1,250,000           1,250,000


MAINE--.3%


Maine Municipal Bond Bank
        5.875%, 11/1/2003 (Insured; FSA)                                     1,660,000                                     1,660,000


INDIANA--.9%


Indiana University, University Student Fee Revenue
        6%, 8/1/2017                                                        3,017,476                                     3,017,476


Purdue University, University Student Fee Revenue
         6.75%, 7/1/2009 (Prerefunded 1/1/2005)                             2,503,534                                     2,503,534


IOWA--.9%


Iowa Student Loan Liquidity Corp., Student Loan Revenue
          5.65%, 12/1/2005                                                                               1,035,580        1,035,580
Muscatine, Electric Revenue
        5.50%, 1/1/2011 (Insured; AMBAC)                                    2,203,460                    1,101,730        3,305,190


Tobacco Settlement Authority, Tobacco Settlement
        Revenue 5.30%, 6/1//2025                                            1,382,325                                     1,382,325


KENTUCKY--.8%


Kentucky Property & Buildings Commission, Revenue
        6%, 2/1/2014                                                        2,289,020                                     2,289,020


Kentucky Turnpike Authority, EDR
        (Revitalization's Projects):
             6.50%, 7/1/2007 (Insured; AMBAC)                                                            1,146,790        1,146,790
             5.50%, 7/1/2011                                                  239,562                                       239,562
             5.50%, 7/1/2012 (Insured; AMBAC)                                                            1,387,875        1,387,875


MAINE--.3%


Maine Municipal Bond Bank
        5.875%, 11/1/2003 (Insured; FSA)                                    1,845,273                                     1,845,273


MARYLAND--1.3%


Montgomery County, Consolidated Public Improvement:
        5%, 2/1/2017                                                         5,200,000                                     5,200,000
        5%, 2/1/2019                                                         3,000,000                                     3,000,000


MASSACHUSETTS--4.4%


Massachusetts, Consolidated Loan:
        5.75%, 9/1/2013 (Prerefunded 9/1/2009)                                                           500,000 b           500,000
        5.75%, 10/1/2018 (Insured; MBIA, Prerefunded 10/1/2010)             10,000,000     b                              10,000,000


Massachusetts Housing Finance Agency, SFHR
        5.75%, 12/1/2029 (Insured; MBIA)                                       115,000                                       115,000


Massachusetts Municipal Wholesale Electric Company,
        Power Supply System Revenue:
                     (Project Number 6):
                         5%, 7/1/2006 (Insured; MBIA)                        3,000,000                                     3,000,000
                         5%, 7/1/2016 ( Insured; MBIA)                                                 2,000,000           2,000,000
                     (Stony Brook Intermediate)
                               4.50%, 7/1/2006 (Insured; MBIA)               5,885,000                                     5,885,000


Massachusetts Port Authority, Revenue
        5.75%, 7/1/2010                                                        925,000                    500,000          1,425,000


Weston:
          5.625%, 3/1/2017                                                                               650,000             650,000
          5.625%, 3/1/2018                                                                               665,000             665,000


Worcester (Municipal Purpose Loan) 5.75%, 10/1/2014
          (Insured; MBIA) (Prerefunded 10/1/2005)                                                      1,000,000 b         1,000,000


MICHIGAN--.5%


Fowlerville Community School District
          6.50%, 5/1/2006 (Insured; MBIA)                                                                555,000             555,000


Michigan Hospital Finance Authority, Revenue
        (Genesys Regional Medical Hospital)
        5.50%, 10/1/2008                                                     1,505,000                                     1,505,000


Saint John's Public Schools (Qualified School Board Loan Fund)
          6.50%, 5/1/2006 (Insured; FGIC)                                                                525,000             525,000


MINNESOTA--.7%


Minneapolis (Special School District No. 1)
        5%, 2/1/2014                                                         2,350,000                                     2,350,000


Minnesota 5.40%, 8/1/2008                                                    2,000,000                                     2,000,000


MISSISSIPPI--1.1%


Mississippi:
        5.50%, 12/1/2017                                                                               1,250,000           1,250,000
        5.50%, 12/1/2019                                                     4,235,000                                     4,235,000


Mississippi Higher Education Assisstance Corporation,
        Student Loan Revenue
          6.05%, 9/1/2007                                                                                260,000             260,000


Mississippi University Educational Building Corp., Revenue
        5.25%, 8/1/2016 (Insured; MBIA)                                        400,000                                       400,000


MISSOURI--3.0%


Missouri Environmental Improvement & Energy Resource
        Authority, Water Pollution Control Revenue
        (Revolving Fund Program)
        5.50%, 7/1/2014                                                      1,250,000                                     1,250,000


MARYLAND--1.3%


Montgomery County, Consolidated Public Improvement:
        5%, 2/1/2017                                                        5,391,516                                     5,391,516
        5%, 2/1/2019                                                        3,066,210                                     3,066,210


MASSACHUSETTS--4.4%


Massachusetts, Consolidated Loan:
        5.75%, 9/1/2013 (Prerefunded 9/1/2009)                                                             570,280          570,280
        5.75%, 10/1/2018 (Insured; MBIA, Prerefunded 10/1/2010)
                                                                                                        11,382,200       11,382,200

Massachusetts Housing Finance Agency, SFHR
        5.75%, 12/1/2029 (Insured; MBIA)                                                                   116,130          116,130


Massachusetts Municipal Wholesale Electric Company,
        Power Supply System Revenue:
                     (Project Number 6):
                         5%, 7/1/2006 (Insured; MBIA)                       3,212,760                                     3,212,760
                         5%, 7/1/2016 ( Insured; MBIA)                                                   2,141,840        2,141,840
                     (Stony Brook Intermediate)
                               4.50%, 7/1/2006 (Insured; MBIA)              6,184,076                                     6,184,076


Massachusetts Port Authority, Revenue
        5.75%, 7/1/2010                                                     1,006,289                      543,940        1,550,229


Weston:
          5.625%, 3/1/2017                                                                                 709,449          709,449
          5.625%, 3/1/2018                                                                                 720,661          720,661


Worcester (Municipal Purpose Loan) 5.75%, 10/1/2014
          (Insured; MBIA) (Prerefunded 10/1/2005)                                                        1,123,530        1,123,530


MICHIGAN--.5%


Fowlerville Community School District
          6.50%, 5/1/2006 (Insured; MBIA)                                                                  627,222          627,222


Michigan Hospital Finance Authority, Revenue
        (Genesys Regional Medical Hospital)
        5.50%, 10/1/2008                                                    1,670,941                                     1,670,941


Saint John's Public Schools (Qualified School Board Loan Fund)
          6.50%, 5/1/2006 (Insured; FGIC)                                                                  593,534          593,534


MINNESOTA--.7%


Minneapolis (Special School District No. 1)
        5%, 2/1/2014                                                        2,442,543                                     2,442,543


Minnesota 5.40%, 8/1/2008                                                   2,135,180                                     2,135,180


MISSISSIPPI--1.1%


Mississippi:
        5.50%, 12/1/2017                                                                                 1,374,288        1,374,288
        5.50%, 12/1/2019                                                    4,610,179                                     4,610,179


Mississippi Higher Education Assisstance Corporation,
        Student Loan Revenue
          6.05%, 9/1/2007                                                                                  266,973          266,973


Mississippi University Educational Building Corp., Revenue
        5.25%, 8/1/2016 (Insured; MBIA)                                       428,708                                       428,708


MISSOURI--3.0%


Missouri Environmental Improvement & Energy Resource
        Authority, Water Pollution Control Revenue
        (Revolving Fund Program)
        5.50%, 7/1/2014                                                     1,389,250                                     1,389,250


Missouri Highways & Transport Commission,
        Road Revenue:
            5.50%, 2/1/2010                                                  2,000,000                                     2,000,000
            5.50%, 2/1/2011                                                  2,000,000                                     2,000,000


Saint Louis, Airport Revenue
        (Airport Development Program):
            5.50%, 7/1/2010 (Insured; MBIA)                                  3,000,000                                     3,000,000
            5%, 7/1/2011 (Insured; MBIA)                                     7,715,000                 2,000,000           9,715,000


NEVADA--.3%


Humboldt County, PCR (Sierra Pacific)
        6.55%, 10/1/2013 (Insured; AMBAC)                                    2,000,000                                     2,000,000


NEW HAMPSHIRE--.5%


Nashua, Capital Improvement 5.50%, 7/15/2018                                                             560,000             560,000


New Hampshire Business Finance Authority, PCR
        (Central Maine Power Co.) 5.375%, 5/1/2014                           2,000,000                   500,000           2,500,000


NEW JERSEY--5.0%


Gloucester County Improvement Authority,
        Solid Waste Resource Recovery Revenue
        6.85%, 12/1/2029                                                     4,000,000                                     4,000,000


New Jersey 6%, 2/15/2011                                                                               1,000,000           1,000,000


New Jersey Economic Development Authority,
        School Facilities Construction Revenue:
                     5.50%, 6/15/2012 (Insured; AMBAC)                       1,800,000                 2,000,000           3,800,000
                     5.25%, 6/15/2018 (Insured; AMBAC)                       5,375,000                                     5,375,000

Missouri Highways & Transport Commission,
        Road Revenue:
            5.50%, 2/1/2010                                                 2,214,140                                     2,214,140
            5.50%, 2/1/2011                                                 2,219,280                                     2,219,280


Saint Louis, Airport Revenue
        (Airport Development Program):
            5.50%, 7/1/2010 (Insured; MBIA)                                 3,292,920                                     3,292,920
            5%, 7/1/2011 (Insured; MBIA)                                    8,178,286                    2,120,100       10,298,386


NEVADA--.3%


Humboldt County, PCR (Sierra Pacific)
        6.55%, 10/1/2013 (Insured; AMBAC)                                   2,063,520                                     2,063,520


NEW HAMPSHIRE--.5%


Nashua, Capital Improvement 5.50%, 7/15/2018                                                               598,097          598,097


New Hampshire Business Finance Authority, PCR
        (Central Maine Power Co.) 5.375%, 5/1/2014                          2,038,340                      509,585        2,547,925


NEW JERSEY--5.0%


Gloucester County Improvement Authority,
        Solid Waste Resource Recovery Revenue
        6.85%, 12/1/2029                                                    4,448,920                                     4,448,920


New Jersey 6%, 2/15/2011                                                                                 1,147,370        1,147,370


New Jersey Economic Development Authority,
        School Facilities Construction Revenue:
                     5.50%, 6/15/2012 (Insured; AMBAC)                      2,002,626                    2,225,140        4,227,766
                     5.25%, 6/15/2018 (Insured; AMBAC)                      5,597,256                                     5,597,256

          (Transportation Project) 5.875%, 5/1/2014 (Insured; FSA)                                     1,000,000           1,000,000


New Jersey Highway Authority, General Revenue
        (Garden State Parkway):
                     5%, 1/1/2009 (Insured; FGIC)                                                      1,060,000           1,060,000
                     5%, 1/1/2010 (Insured; FGIC)                            1,110,000                                     1,110,000
                     5%, 1/1/2011 (Insured; FGIC)                            1,200,000                                     1,200,000


New Jersey Transit Corp., COP:
        5.50%, 9/15/2009 (Insured; AMBAC)                                    5,000,000                                     5,000,000
        6%, 9/15/2015 (Insured; AMBAC)                                       2,000,000                                     2,000,000


New Jersey Turnpike Authority, Revenue
        5.90%, 1/1/2003 (Insured; MBIA)                                      3,590,000                                     3,590,000


NEW MEXICO--.7%


New Mexico:
        Commission Tax Revenue
                     6%, 6/15/2015                                           2,000,000                                     2,000,000
        Severance Tax
                     5%, 7/1/2003                                            2,000,000                                     2,000,000


NEW YORK--12.0%


Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC)                                              150,000           150,000


Greece Central School District:
        6%, 6/15/2010                                                                                    225,000             225,000
        6%, 6/15/2011                                                          950,000                                       950,000
        6%, 6/15/2012                                                          950,000                                       950,000
        6%, 6/15/2013                                                          950,000                                       950,000
        6%, 6/15/2014                                                          950,000                                       950,000
        6%, 6/15/2015                                                          950,000                                       950,000



          (Transportation Project) 5.875%, 5/1/2014 (Insured; FSA)                                       1,100,500        1,100,500


New Jersey Highway Authority, General Revenue
        (Garden State Parkway):
                     5%, 1/1/2009 (Insured; FGIC)                                                        1,137,603        1,137,603
                     5%, 1/1/2010 (Insured; FGIC)                           1,190,586                                     1,190,586
                     5%, 1/1/2011 (Insured; FGIC)                           1,330,524                                     1,330,524


New Jersey Transit Corp., COP:
        5.50%, 9/15/2009 (Insured; AMBAC)                                   5,561,750                                     5,561,750
        6%, 9/15/2015 (Insured; AMBAC)                                      2,247,840                                     2,247,840


New Jersey Turnpike Authority, Revenue
        5.90%, 1/1/2003 (Insured; MBIA)                                     3,675,909                                     3,675,909


NEW MEXICO--.7%


New Mexico:
        Commission Tax Revenue
                     6%, 6/15/2015                                          2,240,200                                     2,240,200
        Severance Tax
                     5%, 7/1/2003                                           2,084,820                                     2,084,820


NEW YORK--12.0%


Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC)                                                150,669          150,669


Greece Central School District:
        6%, 6/15/2010                                                                                      260,015          260,015
        6%, 6/15/2011                                                       1,104,670                                     1,104,670
        6%, 6/15/2012                                                       1,102,475                                     1,102,475
        6%, 6/15/2013                                                       1,102,960                                     1,102,960
        6%, 6/15/2014                                                       1,105,401                                     1,105,401
        6%, 6/15/2015                                                       1,105,373                                     1,105,373

                                                                 9

Metropolitan Transportation Authority:
        Commuter Facilities Revenue:
            5.50%, 7/1/2007 (Insured; AMBAC)                                                           1,000,000           1,000,000
           5.50%, 7/1/2011                                                   1,000,000                                     1,000,000
          (Grand Central Terminal) 5.70%, 7/1/2024 (Insured; FSA)                                        200,000             200,000
        Transit Facilities Revenue
                     6.30%, 7/1/2007 (Insured; MBIA)                         5,000,000                   250,000           5,250,000


Monroe County, Public Improvement:
          7%, 6/1/2003 (Insured; FGIC)                                                                   120,000             120,000
          7%, 6/1/2003 (Insured; FGIC)                                                                    80,000              80,000


Municipal Assistance Corporation for the City of New York
          6%, 7/1/2005 (Insured; AMBAC)                                                                  100,000             100,000


New York City:
        5.90%, 8/15/2003                                                     1,765,000                                     1,765,000
        5.40%, 8/1/2004                                                      1,300,000                                     1,300,000
        7%, 8/1/2006                                                                                     300,000             300,000
        6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                            60,000 b            60,000
        6.20%, 8/1/2007                                                                                  940,000             940,000
        6.25%, 2/15/2007                                                       530,000                                       530,000
        6.25%, 2/15/2007 (Prerefunded 2/15/2005)                               720,000  b                                    720,000
        6%, 8/1/2008                                                         5,545,000                                     5,545,000
        6%, 4/15/2009                                                        4,000,000                                     4,000,000
        5.50%, 8/1/2010                                                      4,850,000                                     4,850,000
        5.60%, 8/15/2010                                                     4,000,000                                     4,000,000
        5.75%, 8/1/2012                                                                                  545,000             545,000
        5.75%, 8/1/2013                                                                                1,650,000           1,650,000


New York City Municipal Water Finance Authority,
          Water and Sewer Systems Revenue
          5.75%, 6/15/2026 (Insured; MBIA)                                                             1,255,000           1,255,000


New York City Transitional Finance Authority, Revenues:
        6.125%, 11/15/2014                                                                             1,000,000           1,000,000
        6.125%, 11/15/2015                                                   2,000,000                                     2,000,000

Metropolitan Transportation Authority:
        Commuter Facilities Revenue:
           5.50%, 7/1/2007 (Insured; AMBAC)                                                              1,112,320        1,112,320
           5.50%, 7/1/2011                                                  1,094,240                                     1,094,240
          (Grand Central Terminal) 5.70%, 7/1/2024 (Insured; FSA)                                          209,112          209,112
        Transit Facilities Revenue
                     6.30%, 7/1/2007 (Insured; MBIA)                        5,746,000                      287,300        6,033,300


Monroe County, Public Improvement:
          7%, 6/1/2003 (Insured; FGIC)                                        128,131                                       128,131
          7%, 6/1/2003 (Insured; FGIC)                                         85,374                                        85,374


Municipal Assistance Corporation for the City of New York
          6%, 7/1/2005 (Insured; AMBAC)                                       110,794                                       110,794


New York City:
        5.90%, 8/15/2003                                                    1,862,746                                     1,862,746
        5.40%, 8/1/2004                                                     1,388,400                                     1,388,400
        7%, 8/1/2006                                                                                       343,389          343,389
        6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                              66,838           66,838
        6.20%, 8/1/2007                                                                                  1,006,514        1,006,514
        6.25%, 2/15/2007                                                      572,352                                       572,352
        6.25%, 2/15/2007 (Prerefunded 2/15/2005)                              806,760                                       806,760
        6%, 8/1/2008                                                        6,056,138                                     6,056,138
        6%, 4/15/2009                                                       4,373,320                                     4,373,320
        5.50%, 8/1/2010                                                     5,378,650                                     5,378,650
        5.60%, 8/15/2010                                                    4,200,240                                     4,200,240
        5.75%, 8/1/2012                                                                                    581,324          581,324
        5.75%, 8/1/2013                                                                                  1,789,475        1,789,475


New York City Municipal Water Finance Authority,
          Water and Sewer Systems Revenue
          5.75%, 6/15/2026 (Insured; MBIA)                                                               1,372,493        1,372,493


New York City Transitional Finance Authority, Revenues:
        6.125%, 11/15/2014                                                                               1,140,870        1,140,870
        6.125%, 11/15/2015                                                  2,275,760                                     2,275,760

                                                                 10

New York State Dormitory Authority, Revenue:
        (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA)                                    200,000             200,000
        (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                           130,000             130,000
        (Lenox Hill Hospital Obligation Group)
            5.375%, 7/1/2020                                                 2,000,000                                     2,000,000
        (Mental Health Services Facilities):
            6%, 8/15/2005                                                                                 10,000              10,000
            6%, 8/15/2005                                                                                990,000             990,000
        (Vassar College) 6%, 7/1/2005                                                                    250,000             250,000


New York State Mortgage Agency, Homeowner
        Mortgage Revenue 5.50%, 10/1/2017                                    3,885,000                                     3,885,000


New York State Power Authority, General Purpose Revenue
          7%, 1/1/2018 (Prerefunded 1/1/2010)                                                            300,000 b           300,000


New York State Thruway Authority:
        (Highway & Bridge Trust Fund):
            5.50%, 4/1/2007 (Insured; FGIC)                                                              500,000             500,000
            5.50%, 4/1/2013 (Insured; FGIC)                                  1,000,000                                     1,000,000
            6%, 4/1/2014 (Insured; FSA)                                      2,000,000                                     2,000,000
            6%, 4/1/2016 (Insured; FSA)                                                                1,000,000           1,000,000
         Service Contract Revenue  (Local Highway & Bridge)
                     6%, 4/1/2005                                            7,000,000                                     7,000,000


New York State Urban Development Corp., Revenue:
        (Correctional Capital Facilities) 6%, 1/1/2010                       3,000,000                                     3,000,000
        (Higher Education Technology Grants) 5.75%, 4/1/2015 (Insured; MBIA)                             500,000             500,000


Orange County:
  5.10%, 11/15/2002                                                                                      130,000             130,000
  5.50%, 11/15/2007                                                                                      250,000             250,000


Port Authority of New York and New Jersey
        5.50%, 10/15/2006 ( Insured; MBIA)                                   3,045,000                                     3,045,000

New York State Dormitory Authority, Revenue:
        (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA)                                      224,364          224,364
        (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                             144,867          144,867
        (Lenox Hill Hospital Obligation Group)
            5.375%, 7/1/2020                                                2,028,380                                     2,028,380
        (Mental Health Services Facilities):
            6%, 8/15/2005                                                                                   11,203           11,203
            6%, 8/15/2005                                                                                1,092,503        1,092,503
        (Vassar College) 6%, 7/1/2005                                                                      276,900          276,900


New York State Mortgage Agency, Homeowner
        Mortgage Revenue 5.50%, 10/1/2017                                   4,105,357                                     4,105,357


New York State Power Authority, General Purpose Revenue
          7%, 1/1/2018 (Prerefunded 1/1/2010)                                                              368,094          368,094


New York State Thruway Authority:
        (Highway & Bridge Trust Fund):
            5.50%, 4/1/2007 (Insured; FGIC)                                                                552,755          552,755
            5.50%, 4/1/2013 (Insured; FGIC)                                 1,107,820                                     1,107,820
            6%, 4/1/2014 (Insured; FSA)                                     2,271,540                                     2,271,540
            6%, 4/1/2016 (Insured; FSA)                                                                  1,126,940        1,126,940
         Service Contract Revenue  (Local Highway & Bridge)
                     6%, 4/1/2005                                           7,692,580                                     7,692,580


New York State Urban Development Corp., Revenue:
        (Correctional Capital Facilities) 6%, 1/1/2010                      3,206,790                                     3,206,790
        (Higher Education Technology Grants) 5.75%, 4/1/2015 (Insured; MBIA)                               537,680          537,680


Orange County:
  5.10%, 11/15/2002                                                                                        133,510          133,510
  5.50%, 11/15/2007                                                                                        279,078          279,078


Port Authority of New York and New Jersey
        5.50%, 10/15/2006 ( Insured; MBIA)                                  3,335,706                                     3,335,706


Westchester County 6.625%, 11/1/2004                                                                     250,000             250,000


NORTH CAROLINA--2.3%


Charlotte-Mecklenberg Hospital Authority,
        Health Care System Revenue
        5.60%, 1/15/2011                                                     1,000,000                                     1,000,000


Concord, COP 5.50%, 6/1/2011 (Insured; MBIA)                                                           1,000,000           1,000,000


Durham County, 5.50%, 4/1/2010                                                                         1,000,000           1,000,000


Guilford County, Public Improvement 5.10%, 10/1/2014                                                   1,500,000           1,500,000


Mecklenburg County, Public Improvement Revenue:
        4.75%, 4/1/2008                                                      1,600,000                                     1,600,000
        5.50%, 4/1/2011                                                                                1,195,000           1,195,000


Raleigh Durham Airport Authority, Revenue
        5.25%, 11/1/2013 (Insured; FGIC)                                     4,090,000                                     4,090,000


Wake County Industrial Facilities & Pollution Control
        Financing Authority, Revenue
        (Carolina Power & Light Co.) 5.375%, 2/1/2017                        2,500,000                                     2,500,000


OHIO--3.4%


Akron, Sewer System Revenue 6%, 12/1/2014 (Insured; AMBAC)                                               500,000             500,000


Butler County Transportation Improvement District
        6%, 4/1/2011 (Insured; FSA)                                          1,000,000                                     1,000,000


Clermont County, Hospital Facilities Revenue
        (Mercy Health) 5.25%, 9/1/2003 (Insured; AMBAC)                      1,000,000                   685,000           1,685,000

Westchester County 6.625%, 11/1/2004                                                                       280,150          280,150


NORTH CAROLINA--2.3%


Charlotte-Mecklenberg Hospital Authority,
        Health Care System Revenue
        5.60%, 1/15/2011                                                    1,060,880                                     1,060,880


Concord, COP 5.50%, 6/1/2011 (Insured; MBIA)                                                             1,103,240        1,103,240


Durham County, 5.50%, 4/1/2010                                                                           1,113,380        1,113,380


Guilford County, Public Improvement 5.10%, 10/1/2014                                                     1,602,060        1,602,060


Mecklenburg County, Public Improvement Revenue:
        4.75%, 4/1/2008                                                     1,705,648                                     1,705,648
        5.50%, 4/1/2011                                                                                  1,330,931        1,330,931


Raleigh Durham Airport Authority, Revenue
        5.25%, 11/1/2013 (Insured; FGIC)                                    4,377,650                                     4,377,650


Wake County Industrial Facilities & Pollution Control
        Financing Authority, Revenue
        (Carolina Power & Light Co.) 5.375%, 2/1/2017                       2,535,075                                     2,535,075


OHIO--3.4%


Akron, Sewer System Revenue 6%, 12/1/2014 (Insured; AMBAC)                                                 557,605          557,605


Butler County Transportation Improvement District
        6%, 4/1/2011 (Insured; FSA)                                         1,119,670                                     1,119,670


Clermont County, Hospital Facilities Revenue
        (Mercy Health) 5.25%, 9/1/2003 (Insured; AMBAC)                     1,050,570                    719,640          1,770,210


Columbus :
        6%, 6/15/2008                                                        3,000,000                                     3,000,000
        5.50%, 9/15/2008                                                     1,000,000                                     1,000,000


Northeast Regional Sewer District,
        Wastewater Improvement Revenue
        6.25%, 11/15/2004 (Insured; AMBAC)                                   1,500,000                                     1,500,000


Ohio Air Quality Development Authority, PCR
        (The Cleveland Electric Illuminating Co.)
        6%, 8/1/2020                                                         1,500,000                                     1,500,000


Ohio Building Authority, State Facilities:
        (Juvenile Correctional Facilities) 5.50%, 4/1/2014                   3,295,000                                     3,295,000
        (Sports Building Fund Project) 5.50%, 4/1/2014                                                 1,945,000           1,945,000


Ohio Infrastructure Improvements
        5.625%, 2/1/2009                                                     1,000,000                                     1,000,000


Ohio Turnpike Commission, Turnpike Revenue
        5.50%, 2/15/2013 (Insured; FSA)                                      2,000,000                                     2,000,000


University of Cincinnati, COP
        (Edwards Center) 5.25%, 12/1/2003 (Insured; MBIA)                    1,535,000                                     1,535,000


OKLAHOMA--2.0%


Oklahoma Capital Improvement Authority,
        State Highway Capital Improvement Revenue:
            5%, 6/1/2006 (Insured; MBIA)                                     1,200,000                                     1,200,000
            5%, 6/1/2010 (Insured; MBIA)                                     6,310,000                                     6,310,000
            5%, 12/1/2011 (Insured; MBIA)                                                              2,050,000           2,050,000


Oklahoma Housing Finance Agency, SFMR
        6.80%, 9/1/2016                                                        370,000                                       370,000

Columbus :
        6%, 6/15/2008                                                       3,406,800                                     3,406,800
        5.50%, 9/15/2008                                                    1,070,490                                     1,070,490


Northeast Regional Sewer District,
        Wastewater Improvement Revenue
        6.25%, 11/15/2004 (Insured; AMBAC)                                  1,656,960                                     1,656,960


Ohio Air Quality Development Authority, PCR
        (The Cleveland Electric Illuminating Co.)
        6%, 8/1/2020                                                        1,526,850                                     1,526,850


Ohio Building Authority, State Facilities:
        (Juvenile Correctional Facilities) 5.50%, 4/1/2014                  3,575,602                                     3,575,602
        (Sports Building Fund Project) 5.50%, 4/1/2014                                                   2,110,636        2,110,636


Ohio Infrastructure Improvements
        5.625%, 2/1/2009                                                    1,110,500                                     1,110,500


Ohio Turnpike Commission, Turnpike Revenue
        5.50%, 2/15/2013 (Insured; FSA)                                     2,212,640                                     2,212,640


University of Cincinnati, COP
        (Edwards Center) 5.25%, 12/1/2003 (Insured; MBIA)                   1,625,657                                     1,625,657


OKLAHOMA--2.0%


Oklahoma Capital Improvement Authority,
        State Highway Capital Improvement Revenue:
            5%, 6/1/2006 (Insured; MBIA)                                    1,294,620                                     1,294,620
            5%, 6/1/2010 (Insured; MBIA)                                    6,793,346                                     6,793,346
            5%, 12/1/2011 (Insured; MBIA)                                                                2,211,581        2,211,581


Oklahoma Housing Finance Agency, SFMR
        6.80%, 9/1/2016                                                       396,747                                       396,747

Tulsa County Independent School District
        4.50%, 3/1/2004                                                      2,000,000                                     2,000,000


OREGON--1.0%


Jackson County School District:
        (Central Point) 5.75%, 6/15/2016 (Insured; FGIC)                     2,265,000                                     2,265,000
        (Eagle Point) 5.625%, 6/15/2014                                      1,500,000                                     1,500,000


Portland Urban Renewal & Redevelopment
        (Convention Center)
        5.75%, 6/15/2018 (Insured; AMBAC)                                    1,150,000                                     1,150,000


Washington County 5%, 6/1/2018                                                                         1,000,000           1,000,000


Washington and Clackamas Counties (School District Number 23 J Tigard)
  5.25%, 6/1/2012 (Insured; FGIC)                                                                      1,405,000           1,405,000


PENNSYLVANIA--2.3%


Hazleton Area School District
        5.75%, 3/1/2013 (Insured; FGIC, Prerefunded 3/1/2003)                2,000,000  b                                  2,000,000


Montgomery County Industrial Development Authority, PCR
        (Peco Energy Co. Project)
        5.30%, 10/1/2034                                                     1,500,000                 1,000,000           2,500,000


Pennsylvania Higher Educational Facilities Authority,
    Revenue:
        Health Services (University of Pennsylvania):
            5%, 1/1/2004                                                     2,000,000                                     2,000,000
            7%, 1/1/2008                                                                               1,800,000           1,800,000
        (Temple University) 5.375%, 7/15/2016 (Insured; MBIA)                1,715,000                                     1,715,000


Scranton-Lackawanna Health & Welfare Authority
        Catholic Healthcare Revenue (Mercy Health)
        5.10%, 1/1/2007 (Insured; MBIA)                                        100,000                                       100,000

Tulsa County Independent School District
        4.50%, 3/1/2004                                                     2,088,200                                     2,088,200


OREGON--1.0%


Jackson County School District:
        (Central Point) 5.75%, 6/15/2016 (Insured; FGIC)                    2,474,648                                     2,474,648
        (Eagle Point) 5.625%, 6/15/2014                                     1,650,285                                     1,650,285


Portland Urban Renewal & Redevelopment
        (Convention Center)
        5.75%, 6/15/2018 (Insured; AMBAC)                                   1,250,234                                     1,250,234


Washington County 5%, 6/1/2018                                                                           1,018,850        1,018,850


Washington and Clackamas Counties (School District Number 23 J Tigard)
  5.25%, 6/1/2012 (Insured; FGIC)                                                                        1,529,890        1,529,890


PENNSYLVANIA--2.3%


Hazleton Area School District
        5.75%, 3/1/2013 (Insured; FGIC, Prerefunded 3/1/2003)               2,103,720                                     2,103,720


Montgomery County Industrial Development Authority, PCR
        (Peco Energy Co. Project)
        5.30%, 10/1/2034                                                    1,561,755                    1,041,170        2,602,925


Pennsylvania Higher Educational Facilities Authority,
    Revenue:
        Health Services (University of Pennsylvania):
            5%, 1/1/2004                                                    2,070,520                                     2,070,520
            7%, 1/1/2008                                                                                 1,952,856        1,952,856
        (Temple University) 5.375%, 7/15/2016 (Insured; MBIA)               1,828,739                                     1,828,739


Scranton-Lackawanna Health & Welfare Authority
        Catholic Healthcare Revenue (Mercy Health)
        5.10%, 1/1/2007 (Insured; MBIA)                                       106,720                                       106,720



State Public School Building Authority, College Revenue
        (Harrisburg Community College)
        6.25%, 4/1/2008 (Insured; MBIA)                                        795,000                                       795,000


Swarthmore Borough Authority, College Revenue
        5.50%, 9/15/2011                                                     3,000,000                                     3,000,000


SOUTH CAROLINA--2.3%


South Carolina, State Capital Improvement
        5.50%, 10/1/2010                                                     5,155,000                                     5,155,000


South Carolina Jobs-Economic Development Authority,
        Revenue:
                     Hospital Facilities (Georgetown Memorial Hospital)
                               5.25%, 2/1/2021                               1,250,000                                     1,250,000
                     Economic Development (Waste Management of
                     South Carolina Inc.) 4.10%, 11/1/2016                   1,000,000                                     1,000,000


South Carolina School Facilities:
        5%, 1/1/2009                                                                                   1,000,000           1,000,000
        5%, 1/1/2010                                                         2,485,000                                     2,485,000


Tobacco Settlement Revenue Management Authority,
        Tobacco Settlement Revenue 6.375%, 5/15/2030                         2,500,000                                     2,500,000


TENNESSEE--..1%


Shelby County Health and Educational Housing Facilities Board
  (Saint Judes Childrens Research) 5%, 7/1/2009                                                          300,000             300,000


TEXAS--4.9%

State Public School Building Authority, College Revenue
        (Harrisburg Community College)
        6.25%, 4/1/2008 (Insured; MBIA)                                       906,260                                       906,260


Swarthmore Borough Authority, College Revenue
        5.50%, 9/15/2011                                                    3,337,770                                     3,337,770


SOUTH CAROLINA--2.3%


South Carolina, State Capital Improvement
        5.50%, 10/1/2010                                                    5,732,515                                     5,732,515


South Carolina Jobs-Economic Development Authority,
        Revenue:
                     Hospital Facilities (Georgetown Memorial Hospital)
                               5.25%, 2/1/2021                              1,240,325                                     1,240,325
                     Economic Development (Waste Management of                997,450                                       997,450
                     South Carolina Inc.) 4.10%, 11/1/2016


South Carolina School Facilities:
        5%, 1/1/2009                                                                                     1,074,460        1,074,460
        5%, 1/1/2010                                                        2,668,890                                     2,668,890



Tobacco Settlement Revenue Management Authority,
        Tobacco Settlement Revenue 6.375%, 5/15/2030                        2,667,350                                     2,667,350


TENNESSEE--..1%                                                             1,631,607                                     1,631,607


Shelby County Health and Educational Housing Facilities Board
  (Saint Judes Childrens Research) 5%, 7/1/2009                                                            313,758          313,758


TEXAS--4.9%


Austin Independent School District
        5.70%, 8/1/2011                                                      1,530,000                                     1,530,000


Brazos River Authority  (Reliant Energy, Inc. Project)
        5.20%, 12/1/2018                                                     5,000,000                                     5,000,000


Cities of Dallas and Fort Worth, Dallas/Fort Worth International Airport,
        Joint Revenue Improvement
        5.50%, 11/1/2031 (Insured; FGIC)                                                               1,000,000           1,000,000


Fort Bend Independant School District (Permanent School Fund Guaranteed)
6.60%, 2/15/2004                                                                                         875,000             875,000


Harris County, Toll Road Revenue
        6%, 8/1/2009 (Insured; FGIC)                                         4,150,000                 1,000,000           5,150,000


Laredo Independent School District
        6%, 8/1/2014                                                         1,000,000                                     1,000,000


Lewisville Independant School District (Building Bonds)
  (Permanent School Fund Guaranteed):
            7.50%, 8/15/2006                                                                             650,000             650,000
            7.50%, 8/15/2007                                                                             600,000             600,000


Lower Colorado River Authority, Revenue
        6%, 5/15/2013 (Insured; FSA)                                         2,000,000                                     2,000,000


Mission Consolidated Independent School District
        5.875%, 2/15/2009                                                    1,690,000                                     1,690,000


North Forest Independent School District:
        5.25%, 8/15/2005 (Escrowed to Maturity)                               135,000                                        135,000
        5.25%, 8/15/2005                                                      865,000                                        865,000


San Antonio, General Improvement 5.90%, 2/1/2016                                                         500,000             500,000


Texas 5.25%, 10/1/2013                                                       1,500,000                                     1,500,000

Austin Independent School District
        5.70%, 8/1/2011                                                     1,631,607                                     1,631,607


Brazos River Authority  (Reliant Energy, Inc. Project)
        5.20%, 12/1/2018                                                    5,108,600                                     5,108,600


Cities of Dallas and Fort Worth, Dallas/Fort Worth International Airport,
        Joint Revenue Improvement
        5.50%, 11/1/2031 (Insured; FGIC)                                                                 1,007,750        1,007,750


Fort Bend Independant School District (Permanent School Fund Guaranteed)
6.60%, 2/15/2004                                                                                           946,304          946,304


Harris County, Toll Road Revenue
        6%, 8/1/2009 (Insured; FGIC)                                        4,711,288                    1,135,250        5,846,538


Laredo Independent School District
        6%, 8/1/2014                                                        1,144,260                                     1,144,260


Lewisville Independant School District (Building Bonds)
  (Permanent School Fund Guaranteed):
            7.50%, 8/15/2006                                                                               764,803          764,803
            7.50%, 8/15/2007                                                                               715,872          715,872


Lower Colorado River Authority, Revenue
        6%, 5/15/2013 (Insured; FSA)                                         2,221,560                                    2,221,560


Mission Consolidated Independent School District
        5.875%, 2/15/2009                                                   1,865,574                                     1,865,574


North Forest Independent School District:
        5.25%, 8/15/2005 (Escrowed to Maturity)                               146,309                                       146,309
        5.25%, 8/15/2005                                                      933,387                                       933,387


San Antonio, General Improvement 5.90%, 2/1/2016                                                           547,710          547,710


Texas 5.25%, 10/1/2013                                                      1,578,270                                     1,578,270

Texas A & M University
        (University Fund) 5.60%, 7/1/2005                                    2,500,000                                     2,500,000


Texas Public Finance Authority
        5.50%, 10/1/2007                                                     2,750,000                                     2,750,000


Texas University System, Tuition Revenue
        6.50%, 10/1/2002                                                     1,000,000                                     1,000,000


UTAH--2.3%


Intermountain Power Agency, Power Supply Revenue:
        6%, 7/1/2008 (Insured; MBIA)                                         4,200,000                                     4,200,000
        6.25%, 7/1/2009 (Insured; FSA)                                       2,000,000                   500,000           2,500,000


Salt Lake City, HR
        (IHC Hospitals, Inc.) 6.25%, 2/15/2023 (Insured; MBIA)               2,000,000                                     2,000,000


Timpanogos Special Service District, Sewer Revenue
        6.10%, 6/1/2019 (Prerefunded 6/1/2006, Insured; AMBAC)               4,625,000  b                                  4,625,000


VERMONT--.8%


Burlington, Electric Revenue:
        6.25%, 7/1/2011 (Insured; MBIA)                                      2,000,000                                     2,000,000
        6.25%, 7/1/2012 (Insured; MBIA)                                      2,500,000                                     2,500,000


VIRGINIA--1.5%


Fairfax County, Public Improvement:
        4.50%, 6/1/2004                                                      3,000,000                                     3,000,000
        5%, 6/1/2007                                                         4,000,000                                     4,000,000


Newport News, Industrial Development Authority, IDR
        (Advanced Shipbuilding Carrier)
        5.50%, 9/1/2010                                                                                1,000,000           1,000,000

Texas A & M University
        (University Fund) 5.60%, 7/1/2005                                    2,723,800                                    2,723,800


Texas Public Finance Authority
        5.50%, 10/1/2007                                                    3,029,978                                     3,029,978


Texas University System, Tuition Revenue
        6.50%, 10/1/2002                                                    1,081,720                                     1,081,720


UTAH--2.3%


Intermountain Power Agency, Power Supply Revenue:
        6%, 7/1/2008 (Insured; MBIA)                                        4,737,558                                     4,737,558
        6.25%, 7/1/2009 (Insured; FSA)                                      2,295,360                      573,840        2,869,200


Salt Lake City, HR
        (IHC Hospitals, Inc.) 6.25%, 2/15/2023 (Insured; MBIA)              2,072,360                                     2,072,360


Timpanogos Special Service District, Sewer Revenue
        6.10%, 6/1/2019 (Prerefunded 6/1/2006, Insured; AMBAC)              5,233,650                                     5,233,650


VERMONT--.8%


Burlington, Electric Revenue:
        6.25%, 7/1/2011 (Insured; MBIA)                                     2,331,640                                     2,331,640
        6.25%, 7/1/2012 (Insured; MBIA)                                     2,929,600                                     2,929,600


VIRGINIA--1.5%


Fairfax County, Public Improvement:
        4.50%, 6/1/2004                                                     3,154,170                                     3,154,170
        5%, 6/1/2007                                                        4,332,640                                     4,332,640


Newport News, Industrial Development Authority, IDR
        (Advanced Shipbuilding Carrier)
        5.50%, 9/1/2010                                                                                  1,116,820        1,116,820


Virginia Transportation Board, Transportation Contract Revenue
        (Route 28 Project) 6%, 4/1/2005                                                                1,000,000           1,000,000


WASHINGTON--1.8%


Energy Northwest , Electric Revenue
        (Columbia Generating) 5.375%, 7/1/2014 (Insured; FSA)                5,000,000                                     5,000,000


Seattle Municipal Light and Power Revenue
          5.50%, 12/1/2010                                                                             1,000,000           1,000,000


Washington Public Power Supply System, Revenue
        (Nuclear Project Number 1):
            6%, 7/1/2005 (Insured; AMBAC)                                    3,000,000                                     3,000,000
            6%, 7/1/2006                                                                                 500,000             500,000
            7%, 7/1/2008                                                                               1,000,000           1,000,000


WEST VIRGINIA--.3%


Cabell County, Board of Education
        5.50%, 5/1/2005                                                      1,750,000                                     1,750,000


WISCONSIN--.2%


Kenosha, Waterworks Revenue
        5%, 12/1/22012 (Insured; FGIC)                                                                   750,000             750,000


Wisconsin, Health and Educational Facilities Revenue
        (Aurora Medical Group Inc.)
         5.75%, 11/15/2007 (Insured; FSA)                                                                500,000             500,000


U. S. RELATED--5.6%


Puerto Rico Commonwealth:
        6.25%, 7/1/2011 (Insured; MBIA)                                                                  950,000             950,000
        6.25%, 7/1/2013 (Insured; MBIA)                                      1,380,000                                     1,380,000
        5.50%, 7/1/2014                                                                                  500,000             500,000
        Public Improvement
                     5.50%, 7/1/2014 (Insured; MBIA)                         4,000,000                                     4,000,000


Puerto Rico Commonwealth Highway & Transportation Authority:
        Highway Revenue
             6.25%, 7/1/2009 (Insured; MBIA)                                                             150,000             150,000
        Transportation Revenue
             5.875%, 7/1/2035 (Insured; MBIA)                                4,000,000                                     4,000,000


Puerto Rico Electric Power Authority, Power Revenue:
        6.50%, 7/1/2006 (Insured; MBIA)                                                                  625,000            625,000
        5.25%, 7/1/2015 (Insured; MBIA)                                      2,000,000                                    2,000,000
        5.125%, 7/1/2026 (Insured; FSA)                                      2,000,000                                    2,000,000
        5.25%, 7/1/2029 (Insured; FSA)                                       4,000,000                                    4,000,000


Puerto Rico Public Buildings Authority,
        Government Facility Revenue:
             6.25%, 7/1/2010 (Insured; AMBAC)                                                            750,000            750,000
             5.50%, 7/1/2014                                                                           1,000,000          1,000,000
             5.50%, 7/1/2015                                                                           1,000,000          1,000,000
             5.50%, 7/1/2016                                                 2,000,000                                    2,000,000
             5.75%, 7/1/2017                                                 1,945,000                                    1,945,000


University of Puerto Rico, University Revenue:
        6.25%, 6/1/2008 (Insured; MBIA)                                                                  750,000            750,000
        5.375%, 6/1/2030 (Insured; MBIA)                                     6,000,000                                    6,000,000


TOTAL LONG-TERM MUNICIPAL INVESTMENTS
        (cost $462,871,532 and $105,759,675, respectively)


SHORT-TERM MUNICIPAL INVESTMENTS--6.9%

Virginia Transportation Board, Transportation Contract Revenue
        (Route 28 Project) 6%, 4/1/2005
                                                                                                         1,024,140        1,024,140

WASHINGTON--1.8%


Energy Northwest , Electric Revenue
        (Columbia Generating) 5.375%, 7/1/2014 (Insured; FSA)               5,339,100                                     5,339,100


Seattle Municipal Light and Power Revenue
          5.50%, 12/1/2010                                                                               1,092,460        1,092,460


Washington Public Power Supply System, Revenue
        (Nuclear Project Number 1):
            6%, 7/1/2005 (Insured; AMBAC)                                   3,296,550                                     3,296,550
            6%, 7/1/2006                                                                                   556,200          556,200
            7%, 7/1/2008                                                                                 1,171,700        1,171,700


WEST VIRGINIA--.3%


Cabell County, Board of Education
        5.50%, 5/1/2005                                                     1,882,143                                     1,882,143


WISCONSIN--.2%


Kenosha, Waterworks Revenue
        5%, 12/1/22012 (Insured; FGIC)                                                                     789,330          789,330


Wisconsin, Health and Educational Facilities Revenue
        (Aurora Medical Group Inc.)
         5.75%, 11/15/2007 (Insured; FSA)                                                                  552,135          552,135


U. S. RELATED--5.6%


Puerto Rico Commonwealth:
        6.25%, 7/1/2011 (Insured; MBIA)                                                                  1,123,736        1,123,736
        6.25%, 7/1/2013 (Insured; MBIA)                                     1,646,174                                     1,646,174
        5.50%, 7/1/2014                                                                                    562,845          562,845
        Public Improvement
                     5.50%, 7/1/2014 (Insured; MBIA)                        4,502,760                                     4,502,760


Puerto Rico Commonwealth Highway & Transportation Authority:
        Highway Revenue
             6.25%, 7/1/2009 (Insured; MBIA)                                                                174,858         174,858
        Transportation Revenue
             5.875%, 7/1/2035 (Insured; MBIA)                               4,360,840                                     4,360,840


Puerto Rico Electric Power Authority, Power Revenue:
        6.50%, 7/1/2006 (Insured; MBIA)                                                                    716,000          716,000
        5.25%, 7/1/2015 (Insured; MBIA)                                     2,194,460                                     2,194,460
        5.125%, 7/1/2026 (Insured; FSA)                                     2,024,240                                     2,024,240
        5.25%, 7/1/2029 (Insured; FSA)                                      4,087,120                                     4,087,120


Puerto Rico Public Buildings Authority,
        Government Facility Revenue:
             6.25%, 7/1/2010 (Insured; AMBAC)                                                              881,145          881,145
             5.50%, 7/1/2014                                                                             1,091,370        1,091,370
             5.50%, 7/1/2015                                                                             1,088,410        1,088,410
             5.50%, 7/1/2016                                                2,164,340                                     2,164,340
             5.75%, 7/1/2017                                                2,142,748                                     2,142,748


University of Puerto Rico, University Revenue:
        6.25%, 6/1/2008 (Insured; MBIA)                                                                    867,480          867,480
        5.375%, 6/1/2030 (Insured; MBIA)                                    6,111,300                                     6,111,300


TOTAL LONG-TERM MUNICIPAL INVESTMENTS
        (cost $462,871,532 and $105,759,675, respectively)                483,214,945                  111,604,031      594,818,976


SHORT-TERM MUNICIPAL INVESTMENTS--6.9%

CALIFORNIA-.2%


California Pollution Control Financing Authority, PCR, VRDN
          1.35% (LOC; Morgan Guaranty Trust)                                                             1,400,000        1,400,000


FLORIDA--.4%


Dade County Aviation Revenue, Aviation Facility, VRDN
          1.14% (LOC; Morgan Guaranty Trust )                                                              100,000          100,000


Florida Housing Finance Agency, MFMR, VRDN
        (Town Colony Associates)
        1.20% (LOC; Credit Swiss First Boston)                              1,000,000                      100,000        1,100,000


Florida Housing Finance Corporation, Multi-Family Revenue,
        VRDN (Island Club) 1.15% (Guaranteed; Freddie Mac)                  1,600,000                                     1,600,000


GEORGIA--1.3%


Fulton County Housing Authority, MFHR, VRDN
        (Champions Green Apartments)
        1.15% (LOC; Southtrust Bank)                                        8,540,000                                     8,540,000


INDIANA-.2%


Indiana Hospital Equipment Financing Authority, Revenue
  VRDN 1.20% (Insured; MBIA)                                                                             1,200,000        1,200,000


KANSAS--.4%


Kansas Development Finance Authority, Revenue, VRDN
        (Hays Medical Center) 1.35% (LOC; Firstar Bank of
        Milwaukee, N.A.)                                                    2,700,000                                     2,700,000


KENTUCKY-.2%


CALIFORNIA-.2%


California Pollution Control Financing Authority, PCR, VRDN
          1.35% (LOC; Morgan Guaranty Trust)                                                           1,400,000 d        1,400,000


FLORIDA--.4%


Dade County Aviation Revenue, Aviation Facility, VRDN
          1.14% (LOC; Morgan Guaranty Trust )                                                            100,000 d          100,000


Florida Housing Finance Agency, MFMR, VRDN
        (Town Colony Associates)
        1.20% (LOC; Credit Swiss First Boston)                               1,000,000  d                100,000 d        1,100,000


Florida Housing Finance Corporation, Multi-Family Revenue,
        VRDN (Island Club) 1.15% (Guaranteed; Freddie Mac)                   1,600,000  d                                 1,600,000


GEORGIA--1.3%


Fulton County Housing Authority, MFHR, VRDN
        (Champions Green Apartments)
        1.15% (LOC; Southtrust Bank)                                         8,540,000  d                                 8,540,000


INDIANA-.2%


Indiana Hospital Equipment Financing Authority, Revenue
  VRDN 1.20% (Insured; MBIA)                                                                           1,200,000 d        1,200,000


KANSAS--.4%


Kansas Development Finance Authority, Revenue, VRDN
        (Hays Medical Center) 1.35% (LOC; Firstar Bank of
        Milwaukee, N.A.)                                                     2,700,000  d                                 2,700,000


KENTUCKY-.2%

Kentucky Economic Development Finance Authority,
        HR, VRDN (Health Alliance)
          1.14% (Insured; MBIA)                                                                        1,100,000 d        1,100,000


MASSACHUSETTS--1.5%


State of Massachusetts, VRDN (Central Artery)
        1.35% (SBPA; Landesbank Baden-Wurttemberg)                           6,600,000  d                                 6,600,000


Massachusetts Industrial Finance Agency, Revenue, VRDN
        (Showa Women's Institute, Inc.) 1.45% (LOC: The Bank
        of New York, The Fuji Bank, Trust Company Bank of
        New York)                                                            2,900,000  d                                 2,900,000


MICHIGAN--.2%


Michigan Higher Educational Facilities Authority, Revenue, VRDN
        (Concordia College) 1.35% (LOC; Allied Irish Banks)                  1,000,000  d                                 1,000,000


MISSOURI-.2%


Kansas City Industrial Development Authority, Revenue, VRDN
 (Marion Ewing Kaufman Foundation) 1.30%                                                               1,100,000 d        1,100,000


PENNSYLVANIA--.1%


South Fork Municipal Authority, HR, VRDN (Conemaugh
        Health System) 1.40% (SBPA: Credit Suisse)                             800,000  d                                   800,000


TEXAS--.4%


Angelina & Neches River Authority, Industrial Development
        Corp., Solid Waste Revenue, VRDN (Westvaco-Teec Inc.)
        1.35% (LOC; Wells Fargo Bank)                                        2,200,000  d                                 2,200,000


WASHINGTON--1.4%

Kentucky Economic Development Finance Authority,
        HR, VRDN (Health Alliance)
          1.14% (Insured; MBIA)                                                                          1,100,000        1,100,000


MASSACHUSETTS--1.5%


State of Massachusetts, VRDN (Central Artery)
        1.35% (SBPA; Landesbank Baden-Wurttemberg)                           6,600,000                                    6,600,000


Massachusetts Industrial Finance Agency, Revenue, VRDN
        (Showa Women's Institute, Inc.) 1.45% (LOC: The Bank
        of New York, The Fuji Bank, Trust Company Bank of
        New York)                                                           2,900,000                                     2,900,000


MICHIGAN--.2%


Michigan Higher Educational Facilities Authority, Revenue, VRDN
        (Concordia College) 1.35% (LOC; Allied Irish Banks)                 1,000,000                                     1,000,000


MISSOURI-.2%


Kansas City Industrial Development Authority, Revenue, VRDN
 (Marion Ewing Kaufman Foundation) 1.30%                                                                 1,100,000        1,100,000


PENNSYLVANIA--.1%


South Fork Municipal Authority, HR, VRDN (Conemaugh
        Health System) 1.40% (SBPA: Credit Suisse)                            800,000                                       800,000


TEXAS--.4%


Angelina & Neches River Authority, Industrial Development
        Corp., Solid Waste Revenue, VRDN (Westvaco-Teec Inc.)
        1.35% (LOC; Wells Fargo Bank)                                       2,200,000                                     2,200,000


WASHINGTON--1.4%


Washington Housing Finance Commission,
        Nonprofit Housing Revenue, VRDN:
             (Emerald Heights)
                     1.30% (LOC; U.S. Bank of Washington)                    1,600,000  d              1,300,000 d        2,900,000
             (Rockwood Retirement Program)
                     1.30% (LOC; Wells Fargo Bank)                           5,000,000  d                                 5,000,000
        Nonprofit Revenue Local 82
            (JATC Educational Development Trust Project)
            1.30% (LOC; U.S. Bank N.A.)                                                                1,300,000 d        1,300,000


WISCONSIN--.4%
        Wisconsin Health and Educational Facilities Authority, Revenue, VRDN:
             (Felician Services)
                     1.14% (Insured; AMBAC, SBPA; Bank One)                  1,600,000  d                                 1,600,000
            (Franciscan Health Care) 1.14% (Prerefunded 3/1/2002)            1,105,000  d                                 1,105,000


TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
        (cost $36,645,000 and $7,600,000, respectively)


TOTAL INVESTMENTS--100.0%
        (cost $499,516,532 and $113,359,675, respectively)

Washington Housing Finance Commission,
        Nonprofit Housing Revenue, VRDN:
             (Emerald Heights)
                     1.30% (LOC; U.S. Bank of Washington)                   1,600,000                    1,300,000        2,900,000
             (Rockwood Retirement Program)
                     1.30% (LOC; Wells Fargo Bank)                          5,000,000                                     5,000,000
        Nonprofit Revenue Local 82
            (JATC Educational Development Trust Project)
            1.30% (LOC; U.S. Bank N.A.)                                                                  1,300,000        1,300,000


WISCONSIN--.4%
        Wisconsin Health and Educational Facilities Authority, Revenue, VRDN
             (Felician Services)
                     1.14% (Insured; AMBAC, SBPA; Bank One)                 1,600,000                                     1,600,000
            (Franciscan Health Care) 1.14% (Prerefunded 3/1/2002)           1,105,000                                     1,105,000


TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
        (cost $36,645,000 and $7,600,000, respectively)
                                                                            36,645,000                   7,600,000       44,245,000

TOTAL INVESTMENTS--100.0%
        (cost $499,516,532 and $113,359,675, respectively)                 519,859,945                 119,204,031      639,063,976


                                                                  21

Summary of Abbreviations

AMBAC   American Municipal Bond
         Assurance Corporation            MFHR   Multi-Family Housing Revenue
COP     Certificate of Participation      MFMR   Multi-Family Mortgage Revenue
EDR     Economic Development Revenue      PCR    Pollution Control Revenue
FGIC    Financial Guaranty Insurance
         Company                          RAN    Revenue Anticipation Notes
FNMA    Federal National Mortgage
         Association                      RRR    Resource Recovery Revenue
FSA     Financial Security Assurance      SBPA   Standby Bond Purchase Agreement
GNMA    Government National Mortgage
         Association                      SFHR   Single Family Housing Revenue
HR      Hospital Revenue                  SFMR   Single Family Mortgage Revenue
IDR     Industrial Development Revenue    VRDN   Variable Rate Demand Notes
LR      Lease Revenue
LOC     Letter of Credit
MBIA    Municipal Bond Investors
          Assurance Insurance
           Corporation

Summary of Combined Ratings (Unaudited)

                                                         PERCENTAGE OF VALUE
                                                  ------------------------------
                                                      MPAM
                                                    NATIONAL        DREYFUS
                                                  INTERMEDIATE   PREMIER LIMITED
                                       STANDARD    MUNICIPAL     TERM MUNICIPAL
FITCH        or  MOODY'S          or   & POOR'S    BOND FUND          FUND
                                                  ------------------------------

AAA              Aaa                   AAA           58.0%            54.2%
AA               Aa                    AA            21.4             23.2
A                A                     A             10.1             13.9
BBB              Baa                   BBB            3.4              2.3
F-1+ & F-1       MIG1, VMIG1, & P1     SP1 & A1       7.1              6.4
                                                  ------------------------------
                                                    100.0%           100.0%
                                                  ==============================


a   Purchased on a delayed delivery basis.
b Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Zero Coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
d Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

See notes to financial statements.

PRO FORMA STATEMENT OF FINANCIAL FUTURES (UNAUDITED)
FEBRUARY 28, 2002





                                                            MARKET VALUE                           UNREALIZED (DEPRECIATION)
                                NUMBER OF CONTRACTS     COVERED BY CONTRACTS ($)                        AT 2/28/2002 ($)
                           ---------------------------------------------------------------------------------------------------------
                                            DREYFUS                    DREYFUS                                       DREYFUS
                                 MPAM       PREMIER       MPAM         PREMIER                       MPAM            PREMIER
                              NATIONAL      LIMITED     NATIONAL       LIMITED                     NATIONAL          LIMITED
                            INTERMEDIATE     TERM     INTERMEDIATE      TERM                     INTERMEDIATE          TERM
                              MUNICIPAL    MUNICIPAL    MUNICIPAL     MUNICIPAL                    MUNICIPAL         MUNICIPAL
                              BOND FUND      FUND       BOND FUND       FUND       EXPIRATION      BOND FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES SHORT

U.S. Treasury Futures            90           30        9,652,500     3,217,500    March 2002      (151,734)         (70,672)





 See notes to financial statements.


PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2002
                                                                         MPAM               Dreyfus
                                                                 National Intermediate   Premier Limited                Pro Forma
                                                                    Municipal Bond       Term Municipal                  Combined
                                                                         Fund                 Fund       Adjustments     (Note 1)
                                                                 ---------------------   --------------  ------------   ------------

ASSETS:            Investments in securities, at value - See Statement
                        of Investments *                                  $519,859,945    $ 119,204,031                 $639,063,976
                   Interest receivable                                       5,705,191        1,322,883                    7,027,074
                   Receivable for investment securities sold                   515,273                                       515,273
                   Receivable for futures variation margin                                        8,438                        8,438
                   Receivable for shares of Beneficial Interest subscribed                       59,896                       59,896
                   Prepaid expenses and other assets                            12,303               --                       12,303
                                                                       ---------------   --------------  ------------   ------------

                        Total Assets                                       526,091,712      120,595,248                  646,686,960
                                                                       ---------------   --------------  -----------    ------------

LIABILITIES:       Due to The Dreyfus Corporation and affiliates                58,186           87,445                      145,631
                   Due to Administrator                                        106,809               --                      106,809
                   Cash overdraft due to Custodian                           1,142,338          193,926                    1,336,264
                   Payable for investment securities purchased              14,719,149        2,115,856                   16,835,005
                   Accrued expenses and other liabilities                       54,554               --                       54,554
                                                                       ---------------   --------------  -----------   -------------

                        Total Liabilities                                   16,081,036        2,397,227                   18,478,263
                                                                       ---------------   --------------  -----------   -------------

NET ASSETS                                                                $510,010,676      118,198,021                 $628,208,697
                                                                       ===============   ==============  ===========   =============

REPRESENTED BY:    Paid-in capital                                        $487,896,782    $ 112,230,939                 $600,127,721
                   Accumulated net realized gain (loss) on
                      investments                                            1,922,216          193,398                    2,115,614
                   Accumulated net unrealized appreciation
                      (depreciation) on investments [including
                      ($151,734) and ($70,672), respectively,
                       net unrealized (depreciation) on financial
                       futures]                                             20,191,678        5,773,684                   25,965,362
                                                                       ---------------   --------------  -----------   -------------

NET ASSETS                                                                $510,010,676     $118,198,021                 $628,208,697
                                                                       ===============   ==============  ===========   =============

Shares of Beneficial Interest outstanding (unlimited number of shares authorized):
MPAM National Intermediate Municipal Bond Fund- MPAM Class Shares           39,094,359
                                                                       ===============

MPAM National Intermediate Municipal Bond Fund- Investor Class Shares           11,839
                                                                       ===============


Shares of Beneficial Interest outstanding (unlimited number of $.001 par value shares authorized):
Dreyfus Premier Limited Term Municipal Fund
     Class A Shares                                                                           2,982,670
                                                                                         ==============
     Class B Shares                                                                             744,407
                                                                                         ==============
     Class C Shares                                                                             445,743
                                                                                         ==============
     Class R Shares                                                                           5,239,563
                                                                                         ==============

NET ASSET VALUE per share-Note 3:
MPAM National Intermediate Municipal Bond Fund- MPAM Class Shares
          ($509,856,386 / 39,094,359 shares)                                  $ 13.04
                                                                       ===============

MPAM National Intermediate Municipal Bond Fund- Investor Class Shares
          ($154,290 / 11,839 shares)                                          $ 13.03
                                                                       ===============

MPAM National Intermediate Municipal Bond Fund- Dreyfus Premier  Shares       $ 13.04 (a)
                                                                       ===============


NET ASSET VALUE per share-Note 3:
Dreyfus Premier Limited Term Municipal Fund
      Class A Shares
          ($37,457,033 / 2,982,670 shares)                                                     $ 12.56
                                                                                         ==============
      Class B Shares
          ($9,343,777 / 744,407 shares)                                                        $ 12.55
                                                                                         ==============
      Class C Shares
          ($5,615,153 / 445,743 shares)                                                        $ 12.60
                                                                                         ==============
      Class R Shares
          ($65,782,058 / 5,239,563 shares)                                                     $ 12.55
                                                                                         ==============

Pro forma Combined- MPAM Class Shares
          ($575,638,444 / 44,137,037 shares)                                                                   $  13.04
                                                                                                          =============

Pro forma Combined- Investor Class Shares
          ($43,226,476 / 3,317,955 shares)                                                                     $  13.03
                                                                                                          =============

Pro forma Combined- Dreyfus Premier Shares
          ($9,343,777 / 716,435 shares)                                                                        $  13.04
                                                                                                          =============

* Investments in securities, at cost                                    $ 499,516,532     $ 113,359,675    $612,876,207
                                                                 =====================   ==============   =============

(a) Proposed new class of shares to be issued at time of Merger. For purposes of pro-forma, MPAM Class price per share is used.


                                                        SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.


PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
FOR THE TWELVE MONTHS ENDED FEBRUARY 28, 2002

                                                        MPAM             DREYFUS
                                                      NATIONAL           PREMIER
                                                    INTERMEDIATE       LIMITED TERM                             PRO FORMA
                                                      MUNICIPAL         MUNICIPAL                                COMBINED
                                                      BOND FUND            FUND            ADJUSTMENTS(a)        (NOTE 1)
                                                    ------------       -------------       --------------       -----------

INVESTMENT INCOME:

INCOME:    Interest Income                          $ 21,914,276        $ 5,077,633                             $26,991,909
                                                    ------------       -------------       --------------       -----------

EXPENSES:  Investment Advisory/Management fee       $  1,635,276        $   530,998        $(159,299)(b)        $ 2,006,975
           Administration fee                            667,921                             151,865 (b)            819,786
           Registration fees                              36,375                               1,537 (b)             37,912
           Custodian fees                                 26,888                               7,434 (b)             34,322
           Legal fees                                     26,070                                                     26,070
           Auditing fees                                  24,237                                                     24,237
           Trustees' fees and expenses                    22,143                                                     22,143
           Prospectus and shareholders' reports           12,310                               2,000 (b)             14,310
           Shareholder servicing costs                        69             23,368           70,686 (b)             94,123
           Distribution  fees                                               117,422          (83,665)(b)             33,757
           Miscellaneous                                  29,393                              21,000 (b)             50,393
                                                    ------------       -------------       ----------            ------------
             TOTAL EXPENSES                            2,480,682            671,788           11,558              3,164,028
                                                    ------------       -------------       ----------            ------------

           Less- reduction in administration
           fee due to undertaking                        (51,062)                --           (3,296)(b)            (54,358)
                                                    -------------      -------------       ----------            ------------

              NET EXPENSES                             2,429,620            671,788            8,262              3,109,670
                                                    -------------      -------------       ----------            ------------

INVESTMENT INCOME-NET                                 19,484,656          4,405,845           (8,262)            23,882,239
                                                    -------------      -------------       ----------            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

           Net realized gain (loss) on investments  $  4,855,051        $ 1,143,076                             $ 5,998,127
           Net realized gain (loss) on financial
            futures                                     (190,789)           (12,917)                               (203,706)
                                                     -------------     -------------       ----------           ------------

                NET REALIZED GAIN (LOSS)               4,664,262          1,130,159                -              5,794,421

           Net unrealized appreciation
            (depreciation) on investments                                                                                -
            [including ($151,734) and ($70,672),
              respectively,                                                                                              -
            net unrealized (depreciation) on
              financial futures]                       4,865,999          5,036,778                               9,902,777
                                                    -------------      -------------       ----------           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                                           9,530,261          6,166,937                -             15,697,198
                                                    -------------      -------------       ----------           ------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                    $ 29,014,917       $ 10,572,782        $  (8,262)            39,579,437
                                                    =============      =============       ==========           ============

(a) Merger related expenses are excluded.

(b) Reflects the adjustment of expenses to be commensurate with those of the combined fund.






                                         SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

MPAM National Intermediate Municipal Bond Fund
----------------------------------------------
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

      The Board of Trustees of The Dreyfus/Laurel Tax-Free Municipal Funds, at a meeting held on April 25, 2002, and the Board of Trustees of MPAM Funds Trust, at a meeting held on April 30, 2002, each approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which, subject to approval by the shareholders of Dreyfus Premier Limited Term Municipal Fund (the "Dreyfus Premier Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds, the Dreyfus Premier Fund will transfer all of its assets, subject to its liabilities, to MPAM National Intermediate Municipal Bond Fund (the "MPAM Fund"), a series of MPAM Funds Trust. Shares of the Dreyfus Premier Fund will be exchanged for MPAM shares, Investor shares and Dreyfus Premier shares of the MPAM Fund , as described below, equal in value to the assets less liabilities of the Dreyfus Premier Fund (the "Exchange") in accordance with the Plan. MPAM, Investor and Dreyfus Premier shares of the MPAM Fund then will be distributed to Dreyfus Premier Fund shareholders on a pro rata basis in liquidation of the Dreyfus Premier Fund. Dreyfus Premier shares are a newly created class of the MPAM Fund.

      The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments, statement of financial futures and statement of assets and liabilities reflect the financial position of the MPAM Fund and the Dreyfus Premier Fund at February 28, 2002. The unaudited pro forma statement of operations reflects the results of operations of the MPAM Fund and the Dreyfus Premier Fund for the twelve months ended February 28, 2002. These statements have been derived from the books and records of the respective Fund utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the MPAM Fund for exchange periods will not be restated. The fiscal year ends are June 30 for the Dreyfus Premier Fund and August 31 for the MPAM Fund.

      The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of each Fund included or incorporated by reference in its respective Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on February 28, 2002. Following the Exchange, the MPAM Fund will be the accounting survivor.

NOTE 2--Portfolio Valuation:

      Investments in securities are valued each business day by an independent pricing service ("Service") approved by the respective Fund's Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

NOTE 3--Capital Shares:

      The pro forma net asset value per share of the MPAM Fund assumes the issuance of 5,042,678 MPAM shares, 3,306,116 Investor shares and 716,435 Dreyfus Premier shares of beneficial interest of the MPAM Fund in connection with the Exchange. The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Dreyfus Premier Fund at February 28, 2002 by the net asset value per share of MPAM shares and Investor shares at February 28, 2002 of $13.04 and $13.03, respectively. The pro forma combined number of MPAM shares outstanding of 44,137,037 consists of the 5,042,678 Class R shares of the Dreyfus Premier Fund being exchanged as a result of the Exchange and the 39,094,359 MPAM shares outstanding at February 28, 2002. The pro forma combined number of Investor shares outstanding of 3,317,955 consists of the 2,875,083 Class A and 431,033 Class C shares of the Dreyfus Premier Fund being exchanged as a result of the Exchange and the 11,839 Investor shares outstanding at

February 28, 2002. As a new share class of the MPAM Fund, Dreyfus Premier shares were not offered on February 28, 2002 and the net asset value per share at February 28, 2002 was assumed to be $13.04 based on MPAM shares. The pro forma combined number of Dreyfus Premier shares outstanding consists of the 716,435 Class B shares of the Dreyfus Premier Fund being exchanged as a result of the Exchange.

NOTE 4--Pro Forma Operating Expenses:

      The accompanying pro forma financial statements reflect changes in expenses of the MPAM Fund as if the Exchange had taken place on February 28, 2002. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Merger Costs:

      Merger costs are estimated at approximately $70,050 and are not included in the pro forma statement of operations since these costs are not recurring. These costs represent the estimated expenses of the MPAM Fund and the Dreyfus Premier Fund carrying out its respective obligations under the Exchange and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.

NOTE 6--Federal Income Taxes:

      Each of the MPAM Fund and the Dreyfus Premier Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). After the Exchange, the MPAM Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

      The identified cost of investments for each Fund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined MPAM Fund.

                                MPAM FUNDS TRUST
             MPAM SHARES, INVESTOR SHARES AND DREYFUS PREMIER SHARES

 MPAM LARGE CAP STOCK FUND, MPAM INCOME STOCK FUND, MPAM MID CAP STOCK FUND,
             MPAM SMALL CAP STOCK FUND, MPAM INTERNATIONAL FUND,
MPAM EMERGING MARKETS FUND, MPAM BOND FUND, MPAM INTERMEDIATE BOND FUND, MPAM
    SHORT-TERM U.S. GOVERNMENT SECURITIES FUND, MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND, MPAM NATIONAL SHORT-TERM MUNICIPAL BOND FUND, MPAM
      PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND, MPAM MASSACHUSETTS
           INTERMEDIATE MUNICIPAL BOND FUND AND MPAM BALANCED FUND

                       STATEMENT OF ADDITIONAL INFORMATION
                                  May __, 2002

      This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current combined Prospectus of the funds named above (each, a "Fund" and collectively, the "Funds") dated May __, 2002, with respect to the Funds' MPAM shares and Investor shares (the "MPAM and Investor Class Prospectus"), and the current combined Prospectus of MPAM Mid Cap Stock Fund, MPAM National Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund dated May __, 2002, with respect to the Dreyfus Premier shares that those Funds offer (the "Dreyfus Premier Class Prospectus"), as each may be revised from time to time. The Funds are separate portfolios of MPAM Funds Trust, an open-end management investment company (the "Trust") that is registered with the Securities and Exchange Commission (the "SEC"). To obtain a copy of the relevant Funds' Prospectus, please write to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers: MPAM Clients - call toll free 1-888-281-7350 and outside the U.S. call collect 1-617-248-3014; Individual Account Holders of MPAM shares and Investor shares - call toll free 1-800-896-8167 and outside the U.S. call collect 1-516-794-5452; and holders of Dreyfus Premier shares - call toll free 1-800-554-4611 and outside the U.S. call collect 1-516-794-5452.

      The most recent Annual Report and Semi-Annual Report to Shareholders for the Funds, other than MPAM Massachusetts Intermediate Municipal Bond Fund, are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this SAI. It is currently contemplated that before MPAM Massachusetts Intermediate Municipal Bond Fund commences operations, it will participate in a tax-free reorganization with Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "Premier Massachusetts Fund"). If the reorganization is approved by shareholders of the Premier Massachusetts Fund, it is currently contemplated that the reorganization will occur on August ___, 2002. Because MPAM Massachusetts Intermediate Municipal Bond Fund had not commenced operations as of the date of this SAI, it does not have its own performance record. The performance provided for MPAM Massachusetts Intermediate Bond Fund in this SAI represents the performance of certain classes of shares of the Premier Massachusetts Fund. In addition, the most recent Annual Report and Semi-Annual Report to Shareholders for the Premier Massachusetts Fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing in that Annual Report are incorporated by reference into this SAI. Accordingly, the performance and financial information for MPAM Massachusetts Intermediate Municipal Bond Fund assumes that its reorganization with the Premier Massachusetts Fund will occur.

                                TABLE OF CONTENTS


DESCRIPTION OF THE TRUST AND FUNDS...........................................3
THE FUNDS AND THEIR INVESTMENTS..............................................3
THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS........................9
MANAGEMENT OF THE FUNDS.....................................................50
MANAGEMENT ARRANGEMENTS.....................................................56
HOW TO BUY SHARES...........................................................62
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS.................................66
HOW TO REDEEM SHARES........................................................68
SHAREHOLDER SERVICES........................................................75
ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS...........80
DETERMINATION OF NET ASSET VALUE............................................80
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES....................................82
PORTFOLIO TRANSACTIONS......................................................89
PERFORMANCE INFORMATION.....................................................94
INFORMATION ABOUT THE TRUST AND FUNDS......................................105
FINANCIAL STATEMENTS.......................................................106
COUNSEL AND INDEPENDENT AUDITORS...........................................106
APPENDIX A.................................................................A-1
APPENDIX B.................................................................B-1
APPENDIX C.................................................................C-1

                       DESCRIPTION OF THE TRUST AND FUNDS

      The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated April 12, 2000. The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share.

      The investment objectives, policies, restrictions, practices and procedures of the Funds, unless otherwise specified, may be changed without shareholder approval. As with other mutual funds, there is no assurance that a Fund will achieve its investment objective.

      MPAM Advisers, a division of The Dreyfus Corporation ("Dreyfus"), serves as each Fund's investment manager (the "Investment Adviser")

      Dreyfus Service Corporation (the "Distributor"), a subsidiary of Dreyfus, is the distributor of each Fund's shares.

                         THE FUNDS AND THEIR INVESTMENTS

      The following information supplements and should be read in conjunction with the relevant MPAM and Investor Class Prospectus and Dreyfus Premier Class Prospectus. The following summaries briefly describe the portfolio securities in which the Funds can invest and the investment techniques they can employ. Additional information about these portfolio securities and investment techniques is provided under "The Funds' Investments, Related Risks and Limitations."

                              DOMESTIC EQUITY FUNDS

      MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, and MPAM Small Cap Stock Fund are sometimes referred to herein as the "Domestic Equity Funds."

      MPAM Large Cap Stock Fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's(R) 500 Composite Stock Price Index ("S&P 500").


      The Fund may invest in the following portfolio securities: common stock, foreign securities including American Depositary Receipts ("ADRs") and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings, other investment companies, exchange-traded funds and money market instruments.


      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, and derivative instruments (including options, futures contracts and options on futures contracts).

      MPAM Income Stock Fund seeks to exceed the total return performance of the Russell 1000(TM) Value Index over time.

(Page)

      The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, corporate obligations, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings, other investment companies, exchange-traded funds and money market instruments.


      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed-delivery transactions, securities lending, reverse repurchase agreements, and derivative instruments (including options, futures contracts and options on futures contracts).

      MPAM Mid Cap Stock Fund seeks investment returns (consisting of capital appreciation and income) that are consistently superior to those of the Standard & Poor's MidCap 400(R) Index ("S&P MidCap 400").

      The Fund may invest in the following portfolio securities: common stock, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings, other investment companies, exchange-traded funds and money market instruments.


      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed-delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts), foreign currency transactions, forward contracts, swaps, caps, collars and floors.


      MPAM Small Cap Stock Fund seeks total investment returns (consisting of capital appreciation and income) that surpass those of the Standard & Poor's SmallCap 600(R) Index ("S&P SmallCap 600").


      The Fund may invest in the following portfolio securities: common stock, foreign securities including ADRs and New York Shares, government obligations, illiquid securities, securities issued in initial public offerings, other investment companies, exchange-traded funds and money market instruments.


      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts), foreign currency transactions, forward contracts, swaps, caps, collars and floors.

                           INTERNATIONAL EQUITY FUNDS
                           --------------------------

      MPAM International Fund and MPAM Emerging Markets Fund are sometimes referred to herein as the "International Equity Funds."

      MPAM International Fund seeks long-term capital growth.

      The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, foreign securities including ADRs, Global Depositary Receipts ("GDRs"), and New York Shares, illiquid securities,
(Page)
other investment companies, exchange-traded funds, warrants, foreign bank deposit obligations, and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, foreign currency transactions and forward contracts.

      MPAM Emerging Markets Fund seeks long-term capital growth.

      The Fund may invest in the following portfolio securities: common stock, preferred stock, convertible securities, foreign securities including ADRs, GDRs, and New York Shares, foreign government obligations, securities of supranational entities, illiquid securities, other investment companies, exchange-traded funds, foreign bank deposit obligations, and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, foreign currency transactions and forward contracts.

                               TAXABLE BOND FUNDS
                               ------------------

      MPAM Bond Fund, MPAM Intermediate Bond Fund, and MPAM Short-Term U.S. Government Securities Fund are sometimes referred to herein as the "Taxable Bond Funds."

      MPAM Bond Fund seeks to outperform the Lehman Brothers Aggregate Bond Index while maintaining a similar risk level. MPAM Intermediate Bond Fund seeks to outperform the Lehman Brothers Intermediate Government/Credit Bond Index while maintaining a similar risk level.

      Each Fund may invest in the following portfolio securities: corporate obligations, government obligations, variable and floating rate securities, mortgage-related securities (including commercial mortgage backed securities), asset-backed securities, convertible securities, zero coupon, pay-in-kind and step-up securities, preferred stock, illiquid securities, foreign securities, other investment companies, and money market instruments. MPAM Intermediate Bond Fund may also invest in municipal bonds, municipal notes, and municipal commercial paper.

      Each Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, foreign currency transactions, forward contracts, swaps, caps, collars, floors, and mortgage dollar rolls.

      MPAM Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.
(Page)
      The Fund may invest up to 35% of its net assets in mortgage-related securities, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to a change in interest rates, as well as stripped mortgage-backed securities which do not bear interest.

      The Fund may invest in the following portfolio securities: government obligations, mortgage-related securities (including collateralized mortgage obligations, multi-class pass-through securities, stripped mortgage-backed securities, and adjustable-rate mortgage loans), illiquid securities, other investment companies and money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, derivative instruments (including options, futures contracts and options on futures contracts), securities lending, short-selling, and mortgage dollar rolls.

                              MUNICIPAL BOND FUNDS
                              --------------------


      MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund, MPAM Pennsylvania Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund are sometimes referred to herein as the "Municipal Bond Funds."


      MPAM National Intermediate Municipal Bond Fund and MPAM National Short-Term Municipal Bond Fund each seeks to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. Each Fund seeks to achieve its objective by investing primarily in debt obligations issued by states, cities, counties, municipalities, municipal agencies and regional districts that are of "investment grade" quality at the time of purchase, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from Federal income tax ("Municipal Obligations").


      As a fundamental policy, each Fund invests, under normal market conditions, a minimum of 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations. However, each Fund may invest without limit in obligations the interest on which is an item of tax preference for purposes of the alternative minimum tax (a "Tax Preference Item"), and may invest under normal market conditions up to 20% of its net assets in taxable obligations. In addition, each Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in taxable obligations. In managing each Fund, the Investment Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.


      Each Fund may invest in the following portfolio securities: Municipal Obligations including municipal bonds, municipal notes, municipal commercial paper, municipal lease obligations, tender option bonds (up to 10% of the value of its assets), floating rate and variable rate obligations, stand-by commitments, tax-exempt participation interests, illiquid securities, zero coupon, pay-in-kind and step-up securities, taxable investments, other investment companies, and money market instruments.
(Page)
      Each Fund may utilize the following investment techniques: borrowing, securities lending, when-issued securities and delayed delivery transactions, municipal bond index and interest rate futures contracts, options on municipal bond index and interest rate futures contracts and swaps, interest rate locks, caps, collars and floors. A Fund's use of certain of these investment techniques may give rise to taxable income.


      MPAM Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. MPAM Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital.


      As a fundamental policy, MPAM Pennsylvania Intermediate Municipal Bond Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of the Commonwealth of Pennsylvania, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and Pennsylvania personal income taxes (collectively, "Pennsylvania Municipal Obligations"). However, the Fund may invest without limit in obligations the interest on which is a Tax Preference Item, and may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest on which is exempt from Federal, but not Pennsylvania, income taxes. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to Federal or Pennsylvania personal income taxes or both.


      As a fundamental policy, MPAM Massachusetts Intermediate Municipal Bond Fund invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities of the Commonwealth of Massachusetts, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and Massachusetts personal income taxes (collectively, "Massachusetts Municipal Obligations"). However, the Fund may invest without limit in obligations the interest on which is a Tax Preference Item, and may invest under normal market conditions up to 20% of its net assets in taxable obligations and in Municipal Obligations the interest on which is exempt from Federal, but not Massachusetts, income taxes. In addition, the Fund may, for defensive purposes under abnormal market conditions, temporarily invest more than 20% of its net assets in securities the interest from which is subject to Federal or Massachusetts personal income taxes or both.


      In managing each Fund, the Investment Adviser seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers.


      Each Fund may invest in the following portfolio securities: municipal obligations including municipal bonds, municipal notes, municipal commercial paper, and municipal lease obligations, tender option bonds (up to 10% of the value of its assets), floating rate and variable rate obligations, custodial receipts, stand-by commitments, tax-exempt participation interests, illiquid securities, zero coupon, pay-in-kind and step-up securities, taxable investments, other investment companies, and money market instruments.
(Page)
      Each Fund may utilize the following investment techniques: borrowing, securities lending, when-issued securities and delayed delivery transactions, municipal bond index and interest rate futures contracts, options on municipal bond index and interest rate futures contracts and swaps, interest rate locks, caps, collars and floors. A Fund's use of certain of these investment techniques may give rise to taxable income.


                                  BALANCED FUND
                                  -------------

      MPAM Balanced Fund seeks long-term growth of principal in conjunction with current income. The Fund may invest in individual equity and debt securities of the types in which MPAM Large Cap Stock Fund and MPAM Bond Fund may invest, and in shares of MPAM Mid Cap Stock Fund, MPAM International Fund, and MPAM Emerging Markets Fund, as well as in money market instruments.

      The Fund may utilize the following investment techniques: borrowing, when-issued securities and delayed delivery transactions, securities lending, reverse repurchase agreements, derivative instruments (including options, futures contracts and options on futures contracts), foreign currency transactions, forward contracts, swaps, caps, collars, floors, and mortgage dollar rolls.

                           CLASSIFICATION OF THE FUNDS
                           ---------------------------

      The MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, and MPAM Balanced Fund are "diversified," as defined in the Investment Company Act of 1940, as amended ("1940 Act"), which means that, with respect to 75% of its total assets, each Fund will not invest more than 5% of its assets in the securities of any single issuer, nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

      The Municipal Bond Funds are classified as "non-diversified," as defined under the 1940 Act, and therefore, each Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. Due to these Funds' non-diversified status, changes in the financial condition or in the market's assessment of an individual issuer in which the Funds invest may cause a Fund's share price to fluctuate to a greater degree than if the Fund were diversified. However, each Fund intends to conduct its operations so that it will qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as a "regulated investment company." To qualify, among other requirements, a Fund will be required to limit its investments so that at the close of each quarter of its taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of its taxable year.
(Page)
            THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS


      The following information supplements and should be read in conjunction with the relevant MPAM and Investor Class Prospectus and Dreyfus Premier Class Prospectus and the section entitled "The Funds and Their Investments" above, concerning the Funds' investments, related risks and limitations. Except as otherwise indicated in the relevant Prospectus or this SAI, the Funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.


Certain Portfolio Securities

      ADRS, NEW YORK SHARES AND GDRS. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by foreign companies. New York Shares are securities of foreign companies that are issued for trading in the United States. GDRs are negotiable certificates evidencing ownership of a company's shares and are available for purchase in markets other than the market in which the shares themselves are traded. GDRs allow purchasers to gain exposure to companies that are traded on foreign markets without having to purchase the shares directly in the market in which they are traded.

      ADRs, New York Shares and GDRs are traded in the United States on national securities exchanges or in the over-the-counter market. Investment in securities of foreign issuers presents certain risks, including those resulting from adverse political and economic developments and the imposition of foreign governmental laws or restrictions. See "Foreign Bank Deposits and Foreign Securities."

      ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent direct or indirect participations in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individuals, which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. As discussed at greater length below under "Mortgage-Related Securities," asset-backed securities are subject to the risk of prepayment. The risk that recovery or repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities, however, is greater than is the case for mortgage-backed securities.

      COMMON STOCK. Common stock represents an equity or ownership interest in the issuer of the stock. If the issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of holders of common stock against assets of the issuer.

      CONVERTIBLE SECURITIES. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.
Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer,
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although  convertible  bonds, as corporate debt obligations,  enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      CORPORATE OBLIGATIONS. The relevant Funds may purchase corporate obligations rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or if unrated, of comparable quality as determined by the Investment Adviser. Securities rated Baa by Moody's or BBB by S&P or higher are considered by those rating agencies to be "investment grade" securities, although Moody's considers securities rated Baa to have speculative characteristics. Further, while bonds rated BBB by S&P exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories.

      FOREIGN BANK DEPOSIT OBLIGATIONS AND FOREIGN SECURITIES. The relevant Funds may purchase securities of foreign issuers and may invest in foreign currencies and deposit obligations of foreign banks. Investment in such foreign currencies, securities and obligations presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments, the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities. Evidence of ownership of portfolio securities may be held outside of the United States, and a Fund may be subject to the risks associated with holding such property overseas.

      FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. The relevant Funds may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Adviser to be of comparable quality to the other obligations in which the Funds may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      GOVERNMENT OBLIGATIONS. U.S. Treasury obligations can differ in their interest rates, maturities and times of issuance: (a) U.S. Treasury bills have a maturity of one year or less, (b) U.S. Treasury notes have maturities of one to ten years, and (c) U.S. Treasury bonds generally have maturities of greater than ten years.

      Government obligations also include obligations issued or guaranteed by U.S. government agencies and instrumentalities that are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) the discretionary authority of the U.S. Treasury to lend to such government agency or instrumentality, or (d) the credit of the instrumentality. (Examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development, and Fannie Mae). No assurance can be given that the U.S. government will provide financial support to the agencies or instrumentalities described in (b), (c), and (d) in the future, other than as set forth above, since it is not obligated to do so by law.

      ILLIQUID SECURITIES. None of the relevant Funds will knowingly invest more than 15% of the value of its net assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). A Fund may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). A Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A
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securities will be made by the Investment Adviser pursuant to guidelines established by the Board of Trustees ("Board"). The Investment Adviser will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Funds or other holder.

      INITIAL PUBLIC OFFERINGS ("IPOS"). An IPO is a corporation's first offering of stock to the public. The prices of securities issued in IPOs can be very volatile. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. apply to the distribution of IPOs. Corporations offering IPOs generally have a limited operating history and may involve greater risk.


      MONEY MARKET INSTRUMENTS. Money market instruments consist of high quality, short-term debt obligations, including U.S. government securities, repurchase agreements, bank obligations and commercial paper. A Fund may purchase money market instruments when it has cash reserves. Where indicated for a Fund in the MPAM and Investor Class Prospectus, purchases of money market instruments in excess of cash reserves will be limited to periods when the Investment Adviser determines that adverse market conditions exist, during which the Fund may adopt a temporary defensive position by investing some or all of its assets in money market instruments.


      BANK OBLIGATIONS. Certificates of deposit are short-term negotiable obligations of commercial banks; time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. As a result of governmental regulations, domestic branches of foreign banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulations designed to promote financial soundness.

      Obligations of foreign banks or foreign branches of domestic banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulations. Payment of interest and principal
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upon  obligations of foreign banks and foreign branches of domestic banks may be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). Examples of such action would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. In addition, there may be less publicly available information about a branch of a foreign bank than about a domestic bank.


      COMMERCIAL PAPER. Commercial paper instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The commercial paper purchased by a Fund will consist only of obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's, A-1 by S&P or F1 by Fitch IBCA, Duff & Phelps ("Fitch"); (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's, or AA- by S&P or by Fitch; or (c) if unrated, determined by the Investment Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.


      REPURCHASE AGREEMENTS. The relevant Funds may enter into repurchase agreements with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the agreement at not less than their repurchase price. If a particular bank or non-bank dealer defaults on its obligation to repurchase the underlying debt instrument as required by the terms of a repurchase agreement, a Fund will incur a loss to the extent that the proceeds it realizes on the sale of the collateral are less than the repurchase price of the instrument. In addition, should the defaulting bank or non-bank dealer file for bankruptcy, a Fund could incur certain costs in establishing that it is entitled to dispose of the collateral and its realization on the collateral may be delayed or limited.

      MORTGAGE-RELATED SECURITIES.

      ADJUSTABLE-RATE MORTGAGE LOANS ("ARMS"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustments based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

      Collateralized Mortgage Pools. Collateralized mortgage pool securities are a form of derivative composed of interests in pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex

(PAGE)

instruments  such  as   collateralized   mortgage   obligations,   stripped
mortgage-backed securities, mortgage pass-through securities, interest in real estate mortgage investment conduits ("REMICs"), and ARMs.

      RESIDENTIAL MORTGAGE-RELATED SECURITIES. Residential mortgage-related securities represent participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

      MORTGAGE PASS-THROUGH CERTIFICATES. Mortgage pass-through certificates are issued by governmental, government-related and private entities and are backed by pools of mortgages (including those on residential properties and commercial real estate). The mortgage loans are made by savings and loan institutions, mortgage bankers, commercial banks and other lenders. The securities are "pass-through" securities because they provide investors with monthly payments of principal and interest which, in effect, are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgages, net of any fees paid to the issuer or guarantor of the pass-through certificates. The principal governmental issuer of such securities is GNMA, which is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related issuers include FHLMC and FNMA, both government sponsored corporations owned entirely by private stockholders. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.

      (1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes"). Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes as securities backed by an eligible pool of mortgages. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. This is not a guarantee against market decline of the value of these securities or the shares of a Fund. It is possible that the availability (i.e., liquidity) of these securities could be adversely affected by actions of the U.S. government to tighten the availability of its credit. The market for Ginnie Maes is highly liquid because of the

(PAGE)

size of the market and the active participation in the secondary market of securities dealers and a variety of investors.

      (2) FHLMC Mortgage Participation Certificates ("Freddie Macs"). Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payments of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of FHLMC, securities dealers and a variety of investors.

      (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family, or two to four family, residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of FNMA under its guaranty is solely the obligation of FNMA and is not backed by, nor entitled to, the full faith and credit of the United States.

      (4) Private issue mortgage certificates are pass-through securities structured in a similar fashion to Ginnie Maes, Fannie Maes, and Freddie Macs. Private issuer mortgage certificates are generally backed by conventional single family, multi-family and commercial mortgages. Private issuer mortgage certificates typically are not guaranteed by the U.S. government, its agencies or instrumentalities, but generally have some form of credit support in the form of over-collateralization, pool insurance or other form of credit enhancement.

      The market value of mortgage-related securities depends on, among other things, the level of interest rates, the certificates' coupon rates and the payment history of the mortgagors of the underlying mortgages.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations or "CMOs" are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs in which a Fund may invest may be collateralized by (a) pass-through certificates issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs or (c) any combination thereof.

      Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated

(PAGE)

among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. A Fund also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction of an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Many inverse floating rate CMOs have coupons that move inversely to a multiple of an applicable index such as LIBOR. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. A Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

      As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class
(TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

      STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

      COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial mortgage-backed securities are securities that represent direct or indirect participation in, or are secured by and payable from, pools of loans or leases secured by commercial properties, including but not limited to retail, office or industrial properties, hotels, health-care facilities and multi-family residential properties. Such assets are securitized through the use of trusts and special purpose corporations. The value of such securities partly depends on loan repayments by individual

(PAGE)

commercial borrowers, which can depend in turn on rent payments from tenants in secured properties, either of which may be adversely affected during general downturns in the economy. Payments or distributions of principal and interest on commercial mortgage-backed securities may be supported by credit enhancements, such as various forms of cash collateral accounts or letters of credit. Like mortgage-backed securities, commercial mortgage-backed securities are subject to the risks of prepayment. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-backed securities, however, is greater than is the case for non-multifamily residential mortgage-backed securities.

      MUNICIPAL OBLIGATIONS.


      GENERAL. Unless otherwise specified, "Municipal Obligations," when referred to below, include Pennsylvania Municipal Obligations, with respect to MPAM Pennsylvania Intermediate Municipal Bond Fund, and Massachusetts Municipal Obligations, with respect to MPAM Massachusetts Intermediate Municipal Bond Fund. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain private activity bonds issued by or on behalf of public authorities. Municipal Obligations include general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Notes are short-term instruments that are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations also include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.


      The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of a Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.


      Municipal Obligations may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. The latter is likely to be the case with respect to investments of MPAM Pennsylvania Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund. Sizable investments in these obligations could increase risk to the Funds should any of the related projects or facilities experience financial difficulties.


(PAGE)

      Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislators, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

      Other types of tax-exempt instruments that may become available in the future may be purchased by a Fund as long as the Investment Adviser believes the quality of these instruments meets the Fund's quality standards.

      MUNICIPAL BONDS. Municipal bonds, which generally have a maturity of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. A private activity bond is a particular kind of revenue bond. The classifications of general obligation bonds, revenue bonds and private activity bonds are discussed below.

      1. General Obligation Bonds. The proceeds of these obligations are used to finance a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest.

      2. Revenue Bonds. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

      3. Private Activity Bonds. Private activity bonds, which are considered Municipal Obligations if the interest paid thereon is exempt from Federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. As discussed below under "Dividends, Other Distributions and Taxes," interest income on these bonds may be a Tax Preference Item.

      MUNICIPAL NOTES. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of thirteen months or less. Municipal notes include:

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      1.    Tax Anticipation Notes.  Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

      2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as Federal revenues available under Federal Revenue Sharing programs.

      3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

      MUNICIPAL COMMERCIAL PAPER. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements, or other credit facility agreements offered by banks or other institutions.

      MUNICIPAL LEASE OBLIGATIONS. Municipal leases may take the form of a lease or a certificate of participation in a purchase contract issued by state and local government authorities to obtain funds to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, computer equipment and other capital assets. A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments due under the lease obligation. Municipal leases have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For purposes of the 15% limitation on the purchase of illiquid securities, a Fund will not consider the municipal lease obligations or certificates of participation in municipal lease obligations in which it invests as liquid, unless the Investment Adviser shall determine, based upon such factors as the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the security and the number of other potential buyers, the willingness of dealers to undertake to make a market in the security and the nature of marketplace trades, that a security shall be treated as liquid for purposes of such limitation.

      In evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Investment Adviser to consider (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the

(PAGE)

strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Investment Adviser may deem relevant.

      TAX-EXEMPT PARTICIPATION INTERESTS. The relevant Funds may purchase from financial institutions tax-exempt participation interests in Municipal Obligations (such as private activity bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. government securities. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, a Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      TENDER OPTION BONDS. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Investment Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. No Fund will invest more than 15% of the value of its net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.

      A Fund will purchase tender option bonds only when the Investment Adviser is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund.

(PAGE)

Based on the tender option bond agreement, a Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

      VARIABLE AND FLOATING RATE DEMAND NOTES. Variable and floating rate demand notes and bonds are tax-exempt obligations that ordinarily have stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Funds to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Funds, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and generally there is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Funds will meet the quality criteria established for the purchase of Municipal Obligations.


      CUSTODIAL RECEIPTS. (MPAM Pennsylvania Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund only). The Funds may purchase securities, frequently referred to as "custodial receipts," representing the right to receive future principal and interest payments on Municipal Obligations underlying such receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of a Municipal Obligation deposits such obligation with a custodian in exchange for two or more classes of receipts. The two classes have different characteristics, but in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate is also adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by a Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Funds also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.


      OTHER INVESTMENT COMPANIES. A Fund may invest in securities issued by other investment companies to the extent such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. As a shareholder of another

(PAGE)

investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Under the 1940 Act, a Fund's investment in securities of another investment company, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Each Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by Dreyfus. Such investments will not be subject to the limitations described above, except that a Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Securities Lending."

      EXCHANGE-TRADED FUNDS. (Domestic Equity Funds, International Equity Funds and MPAM Balanced Fund only) The Funds may invest in shares of exchange-traded investment companies which are designed to provide investment results corresponding to an equity index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund.

       SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "Exchange") which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component stocks of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). SPDRs are listed on the Exchange and traded in the secondary market on a per-SPDR basis. SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index.

       DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average (the "DJIA"). DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMONDS basis. DIAMONDS are designed to provide investors with investment results that generally correspond to the price and yield performance of the component common stocks of the DJIA. Nasdaq-100 Shares are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the Nasdaq-100 Index.

       Nasdaq-100 Shares represent undivided ownership interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index. Nasdaq-100 Shares are listed on the Exchange and are traded in the secondary market on a per-share basis.

       iShares represent undivided ownership interest in a portfolio of securities consisting of substantially all of the common stock, in substantially the same weighting, as the component stocks of various benchmark indexes, such as the Russell 2000 Growth Index. iShares are listed

(PAGE)

on the Exchange and are traded in the secondary market on a per share basis. iShares are designed to provide investment results that correspond generally to the price and yield performance of the benchmark index after which the particular iShare fund is named. For example, iShare Russell 2000 Growth Index Fund seeks to provide investment results that correspond generally to the performance of the Russell 2000 Growth Index.

        The values of SPDRs, DIAMONDS, Nasdaq-100 Shares and iShares are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs, DIAMONDS, Nasdaq-100 Shares and iShares involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs, DIAMONDS, Nasdaq-100 Shares and/or iShares invested in by the Fund. Moreover, a Fund's investment in SPDRs, DIAMONDS, Nasdaq-100 Shares and/or iShares may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies with respect to the weighting of securities or the number of, for example, larger capitalization stocks held. Each Fund's investments in exchange-traded funds may be subject to certain limitations (See "Other Investment Companies").

      PREFERRED STOCK. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. In general, the market value of preferred stock is its "investment value," or its value as a fixed-income security. Accordingly, the market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, is also affected by the issuer's ability to make payments on the preferred stock.

      STAND-BY COMMITMENTS. Each Municipal Bond Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. A Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. A Fund also may acquire call options on specific Municipal Obligations. A Fund generally would purchase these call options to protect a Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by a Fund of a call option that it owns on a specific Municipal Obligation could result in its receipt of taxable income.

      TAXABLE INVESTMENTS. (MPAM Intermediate Municipal Bond Fund and MPAM National Short-Term Municipal Bond Fund only) Because each Fund's goal is to provide income exempt

(PAGE)

from Federal income tax, it will invest in taxable obligations only if and when the Investment Adviser believes it would be in the best interests of its shareholders to do so.


      (MPAM Pennsylvania Intermediate Municipal Bond Fund only) The Fund anticipates being as fully invested as practicable in Municipal Obligations. Although the Fund's goal is to provide income exempt from Federal and Pennsylvania personal income taxes, it is anticipated that the Fund may invest up to 20% of its net assets in obligations on which the interest is subject to Federal and Pennsylvania personal income taxes.

      (MPAM Massachusetts Intermediate Municipal Bond Fund only) The Fund anticipates being as fully invested as practicable in Municipal Obligations. Although the Fund's goal is to provide income exempt from Federal and Massachusetts personal income taxes, it is anticipated that the Fund may invest up to 20% of its net assets in obligations on which the interest is subject to Federal and Massachusetts personal income taxes.

      Situations in which a Fund may invest in taxable securities include: (a) pending investment of proceeds of sales of shares of the Funds or of portfolio securities, (b) pending settlement of purchases of portfolio securities, and (c) when the Fund is attempting to maintain liquidity for the purpose of meeting anticipated redemptions. A Fund may temporarily invest more than 20% of its net assets in Federally taxable securities to maintain a "defensive" posture when, in the opinion of the Investment Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. Under such circumstances, a Fund may invest in the kinds of taxable securities described above under "Money Market Instruments."


      Dividends paid by a Fund that are attributable to income earned by the Fund from taxable investments will be taxable to investors. See "Dividends, Other Distributions and Taxes."

      VARIABLE AND FLOATING RATE SECURITIES. The relevant Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) and that a Fund can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank, as the case may be, as determined by the Investment Adviser, must be equivalent to the quality standard prescribed for the Fund. In addition, the Investment Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to a Fund's portfolio securities could cause losses to the Fund and affect its share price.

(PAGE)

      WARRANTS. A warrant gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time.

      ZERO COUPON, PAY-IN-KIND AND STEP-UP SECURITIES. Zero coupon securities are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind securities are bonds which generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. The Code requires the holder of these securities to accrue income with respect to the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income tax, a Fund may be required to distribute the income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.

Investment Techniques


      In addition to the principal investment strategies discussed in the relevant MPAM and Investor Class Prospectus and Dreyfus Premier Class Prospectus, to the extent indicated above under "The Funds and Their Investments," a Fund may utilize the investment techniques described below. A Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed. A Fund's use of certain of these investment techniques may give rise to taxable income.


      BORROWING MONEY. The Funds are permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.

      FOREIGN CURRENCY TRANSACTIONS. (MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Emerging Markets Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund and MPAM Balanced Fund only) The Funds may engage in currency exchange transactions on a spot or forward basis. The Fund may exchange foreign currency on a spot basis at the spot rate then prevailing for purchasing or selling foreign currencies in the foreign exchange market.

(PAGE)

      A Fund may also enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. For example, when a Fund anticipates purchasing or selling a security denominated in a foreign currency, a Fund may enter into a forward contract in order to set the exchange rate at which the transaction will be made. A Fund may also enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's securities positions denominated in that currency.

      Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Investment Adviser anticipates. There is no assurance that the Investment Adviser's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

      FOREIGN CURRENCY STRATEGIES - SPECIAL CONSIDERATIONS. The relevant Funds may enter into various financial contracts (such as interest rate, index and foreign currency futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities, foreign currencies and futures contracts), forward currency contracts and interest rate and currency swaps, collars and floors, to hedge against movements in the values of the foreign currencies in which a Fund's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A Fund may seek to hedge against changes in the value of particular currency by using various techniques. In some such cases, a Fund may hedge against price movements in that currency by entering into transactions using futures contracts, options, forward currency contracts and currency swaps, collars and floors. Such transaction may involve another currency or a basket of currencies, the values of which the Investment Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the costs associated with such transactions, including the prices of the underlying currencies, will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of such transactions involving foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency transactions, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates

(PAGE)

might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      FORWARD CONTRACTS. A forward foreign currency exchange contract ("forward contract") is a contract to purchase or sell a currency at a future date. The two parties to the contract set the number of days and the price. Forward contracts are used as a hedge against future movements in foreign exchange rates. A Fund may enter into forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or other foreign currency.

      Forward contracts may serve as long hedges - for example, a Fund may purchase a forward contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward contracts may also serve as short hedges - for example, a Fund may sell a forward contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency or from anticipated dividend or interest payments denominated in a foreign currency. The Investment Adviser may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or basket of currencies, the value of which the Investment Adviser believes will bear a positive correlation to the value of the currency being hedged.

      The cost to a Fund of engaging in forward contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      Buyers and sellers of forward contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward contracts, with the result that closing transactions generally can be made for forward contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward contract at any time prior to maturity. In either event, a Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities measured in the foreign currency will change after the forward contract has been established. Thus, a

(PAGE)

Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      FORWARD ROLL TRANSACTIONS. To enhance current income, the Taxable Bond Funds may enter into forward roll transactions with respect to mortgage-related securities. In a forward roll transactions, a Fund sells mortgage-related securities to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools or mortgages with different pre-payment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, typically repurchase agreements, and the income from these investments, together with any additional fee income received on the sale is expected to generate income for a Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the purchase price of those securities. A Fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

      The Taxable Bond Funds may enter into mortgage "dollar rolls" in which a Fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Fund could be compensated also through the receipt of fee income equivalent to a lower forward price. The dollar rolls entered into by the Fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a Fund's borrowings and other senior securities.

      FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS.

      GENERAL. The relevant Funds may purchase and sell various financial instruments ("Derivative Instruments"), including financial futures contracts (such as interest rate, index and foreign currency futures contracts) and options (such as options on U.S. and foreign securities or indices of such securities, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, collars and floors. The index Derivative Instruments which a Fund may use may be based on indices of U.S. or foreign equity or debt securities. These Derivative Instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale

(PAGE)

or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of a Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security, or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

      Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

      Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intend to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

      The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, a Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Dividends, Other Distributions and Taxes."


      In addition to the instruments, strategies and risks described below and in the relevant MPAM and Investor Class Prospectus and Dreyfus Premier Class Prospectus, the Investment Adviser expects to discover additional opportunities in connection with other Derivative Instruments. These new opportunities may become available as the Investment Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new techniques are developed. The Investment Adviser may utilize these opportunities to the extent that they are consistent with a Fund's investment objective, and permitted by the Fund's investment policies and applicable regulatory authorities.


      SPECIAL RISKS. The use of Derivative Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

(PAGE)

      (1) Successful use of most Derivative Instruments depends upon the ability of the Investment Adviser not only to forecast the direction of price fluctuations of the investment involved in the transaction, but also to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

      (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Investment Adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, a Fund could suffer a loss. In either such case, a Fund would have been in a better position had it not attempted to hedge at all.

(PAGE)

      (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Fund was unable to close out its position in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

      (5) The purchase and sale of Derivative Instruments could result in a loss if the counterparty to the transaction does not perform as expected, and may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transaction costs and may result in certain tax consequences.

      COVER FOR DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments may expose the relevant Funds to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, futures or options, currencies or forward contracts or (2) cash and short-term liquid debt securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will comply with SEC guidelines regarding cover for Derivative Instruments and will, if the guidelines so require, set aside permissible liquid assets in a segregated account with its custodian in the prescribed amount.

      Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the security underlying the futures contract at a specified time in the future for a specified price. When a Fund sells a futures contract, it incurs an obligation to deliver a specified amount of the security underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date.

      When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If a Fund writes a put, it assumes a long futures position. When a Fund purchases an option on a

(PAGE)

futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

      The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge.

      Futures strategies also can be used to manage the average duration of a Fund's fixed income portfolio. If the Investment Adviser wishes to shorten the average duration of a Fund's fixed income portfolio, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Adviser wishes to lengthen the average duration of a Fund's fixed income portfolio, the Fund may buy an interest rate futures contract or a call option thereon, or sell a put option thereon.

      No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" consisting of cash or U.S. government securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment.

      Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

      Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Although the Funds intend to enter into futures and options on futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

(PAGE)

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

      If a Fund were unable to liquidate a futures or options on futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

      To the extent that a Fund enters into futures contracts, options on futures contracts, or options on foreign currencies traded on an exchange regulated by the CFTC, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts for hedging purposes.

      OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed upon exercise price during the option period. A purchaser of an option pays an amount, known as the premium, to the option writer in exchange for rights under the option contract.

      Options on indices are similar to options on securities or currencies except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or currencies.

      The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security or other instrument underlying a put option declines to less than the exercise price on the option, minus the premium received, a Fund would expect to suffer a loss.

      Writing call options can also serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the investment at less than its market value unless the option is closed out in an offsetting transaction.

(PAGE)

      Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the investment depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the investment at more than its market value.

      The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value and a Fund would experience losses to the extent of premiums paid for them.

      A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

      A Fund may purchase and sell both exchange-traded and over-the-counter ("OTC") options. Exchange-traded options in the United States are issued by a clearing organization that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction. A Fund will enter into only those option contracts that are listed on a national securities or commodities exchange or traded in the OTC market for which there appears to be a liquid secondary market. A Fund will not purchase put or call options that are traded on a national exchange in an amount exceeding 5% of its net assets.

      A Fund will not purchase or write OTC options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the Fund's net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the price at which the option can be exercised). The repurchase price with primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

(PAGE)

      Generally, the OTC debt and foreign currency options used by a Fund are European style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American style options, which are exercisable at any time prior to the expiration date of the option.

      A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with major dealers in unlisted options, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

      If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised. A Fund may write only covered call options on securities. A call option is covered if a Fund owns the underlying security or a call option on the same security with a lower strike price.

      The relevant Funds may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the OTC market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

      MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON MUNICIPAL BOND INDEX AND INTEREST RATE FUTURES CONTRACTS. The relevant Funds may invest in municipal bond index futures contracts and interest rate futures contracts and purchase and sell options on these futures contracts that are traded on a domestic exchange or board of trade. Such investments may be made by a Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. Further, such investments will be made only in unusual circumstances, such as when the Investment Adviser anticipates an extreme change in interest rates or market conditions.

      An interest rate futures contract provides for the future purchase or sale of specified interest rate sensitive debt securities such as United States Treasury bills, bonds and notes, obligations of the GNMA and bank certificates of deposit. Although most interest rate futures contracts require the delivery of the underlying securities, some settle in cash. Each contract

(PAGE)

designates the price, date, time and place of delivery. Entering into a futures contract to deliver the index or instrument underlying the contract is referred to as entering into a "short" position in the futures contract, whereas entering into a futures contract to take delivery of the index or instrument is referred to as entering into a "long" position in the futures contract. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made.

      The purpose of the acquisition or sale of a municipal bond index futures contract by a Fund, as the holder of long-term municipal securities, is to protect the Fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

      Unlike the purchase or sale of a Municipal Obligation, no consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

      There are several risks in connection with the use of a municipal bond index or interest rate futures contract as a hedging device. There can be no assurance that there will be a correlation between movements in the price of the underlying instruments of the municipal bond index and movements in the price of the Municipal Obligations which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the municipal bond index or interest rate futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

      Although the Funds intend to purchase or sell municipal bond index and interest rate futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of

(PAGE)

a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Obligations will, in fact, correlate with the price movements in the municipal bond index or interest rate futures contract and thus provide an offset to losses on a futures contract.

      If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Obligations held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Obligations it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      The ability of a Fund to trade in municipal bond index or interest rate futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to regulated investment companies. See "Dividends, Other Distributions and Taxes" below.

      The relevant Funds may purchase put and call options on municipal bond index or interest rate futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. A Fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

      A put or call on a municipal bond index or interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a short or long position, respectively, in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. The Funds may purchase put and call options on both municipal bond index and interest rate futures contracts. The Funds will sell options on these futures contracts only as part of closing purchase transactions to terminate its options position, although no assurance can be given that closing transactions can be effected.

      A Fund may purchase options when the Investment Adviser believes that interest rates will increase and consequently the value of the Fund's portfolio securities will decrease. A Fund may enter into futures contracts to buy an index or debt security or may purchase call

(PAGE)

options when the Investment Adviser anticipates purchasing portfolio securities at a time of declining interest rates.

      Options on municipal bond index or interest rate futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in such contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of a Fund.

      There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, a Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the Investment Adviser, which could prove to be inaccurate. Even if the Investment Adviser's expectations are correct there may be an imperfect correlation between the change in the value of the options and of a Fund's portfolio securities.

      The Funds may not enter into futures contracts or purchase options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Funds' existing futures contracts and premiums paid for options would exceed 5% of the value of a Fund's total assets, after taking into account unrealized profits and losses on any existing contracts.

      Any income earned by the Funds from transactions in futures contracts and options on futures contracts will be taxable. Accordingly, it is anticipated that such investments will be made by the Municipal Bond Funds only in unusual circumstances, such as when the Investment Adviser anticipates an extreme change in interest rates or market conditions.

      FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

      REVERSE REPURCHASE AGREEMENTS. The relevant Funds may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed by a Fund to be inconvenient or disadvantageous. A reverse repurchase agreement is a transaction whereby a Fund transfers possession of a portfolio security to a bank or broker-dealer in return for a percentage of the portfolio security's market value. The Fund retains record ownership of the security involved including the right to receive interest and principal payments. At an agreed upon future date, the Fund repurchases the security by paying an agreed upon purchase price plus interest. Cash or liquid high-grade debt obligations of a Fund equal in

(PAGE)

value to the repurchase price including any accrued interest will be maintained in a segregated account while a reverse repurchase agreement is in effect.

      SECURITIES LENDING. Each Fund may lend securities from its portfolio to brokers, dealers and other financial organizations needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets. The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Each Fund may participate in a securities lending program operated by Mellon Bank, N.A. ("Mellon Bank"), as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Dreyfus to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by Dreyfus, repurchase agreements or other high quality instruments of short maturity.

      SHORT-SELLING. In these transactions, the International Equity Funds and MPAM Short-Term Government Securities Fund may sell securities they do not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

      Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer. A Fund also may make short sales "against the box," in which a Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of a Fund's net assets be in deposits on short sales against the box.

      Until a Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited with the broker as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

(PAGE)

      SWAPS, INTEREST RATE LOCKS, CAPS, COLLARS AND FLOORS. Swap agreements, including interest rate, equity index and currency swaps, caps, collars and floors, may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps involve two parties exchanging a series of cash flows at specified intervals. In the case of an interest rate swap, the parties exchange interest payments based on an agreed upon principal amount (referred to as the "notional principal amount"). Under the most basic scenario, Party A would pay a fixed rate on the notional principal amount to Party B, which would pay a floating rate on the same notional principal amount to Party A. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      The Municipal Bond Funds also may enter into interest rate lock transactions. In a typical interest rate lock transaction, if Party A desires to lock in a particular interest rate on a given date it may enter into an agreement to pay, or receive a payment from, Party B based on the yield of a reference index or security, such as a Treasury or municipal bond. At the maturity of the term of the agreement, one party makes a payment to the other party as determined by the relative change in the yield of the reference security or index. A rate lock transaction may be terminated prior to its stated maturity date by calculating the payment due as of the termination date, which generally differs from the make-whole provisions for an early termination of an interest rate swap transaction in which the party terminating the swap early is required to give its counterparty the economic benefit of the transaction.

      A Fund will set aside cash or appropriate liquid assets to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (that is, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, enters into an interest rate lock agreement, or writes a cap, collar or floor, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most important factor in the performance of swap agreements is the change in the specific interest rate, currency or other factor(s) that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

(PAGE)

      A Fund will enter into swaps, interest rate locks, caps, collars and floors only with banks and recognized securities dealers believed by the Investment Adviser to present minimal credit risks. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreement relating to the transaction.

      The Funds understand that it is the position of the SEC staff that assets involved in swap transactions are illiquid and, therefore, are subject to the limitations on illiquid investments.

      WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. New issues of U.S. Treasury, other government securities and Municipal Obligations are often offered on a "when-issued" basis. This means that delivery and payment for the securities normally will take place approximately 3 to 45 days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a "when-issued" basis are each fixed at the time the buyer enters into the commitment. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. Permissible liquid assets having a market value equal to the amount of the above commitments will be segregated on each Fund's records. For the purpose of determining the adequacy of these securities the segregated securities will be valued at market. If the market value of such securities declines, additional cash or securities will be segregated on each Fund's records on a daily basis so that the market value of the account will equal the amount of such commitments by the Fund.

      Securities purchased on a "when-issued" basis and the securities held by a Fund are subject to changes in market value based upon the public's perception of changes in the creditworthiness of the issuer and the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

      When payment for "when-issued" securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities and/or, although it would not normally expect to do so, from the sale of the "when-issued" securities themselves (which may have a market value greater or less than the Fund's payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.

      To secure advantageous prices or yields, a Fund may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale

(PAGE)

transaction. A Fund will establish a segregated account consisting of permissible liquid assets in an amount at least equal at all times to the amounts of its delayed delivery commitments.

Special Factors Affecting the Funds

      CERTAIN INVESTMENTS. From time to time, to the extent consistent with relevant investment objectives, policies and restrictions, a Fund may invest in securities of companies with which Mellon Bank, the parent company of Dreyfus, has a lending relationship.

      EQUITY SECURITIES. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

      The prices of securities of small- and mid-capitalization companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.


      Fixed-Income Securities. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Securities rated Baa by Moody's and BBB by S&P and Fitch, may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security. See "Appendix C" for a summary of bond ratings.


      FOREIGN SECURITIES. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidences of ownership of foreign securities usually are held outside the United States, a Fund will be subject to additional risks which include: possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal, interest and dividends on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors have no access to the Fund.

      The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic


(PAGE)

stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a Fund is unable to hedge the U.S. dollar value of securities it owns denominated in such currencies, the Fund's net asset value will be adversely affected. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rate have had, and may continue to have, negative effects on the economies and securities markets of certain emerging markets countries.

      Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


      Lower-Rated Bonds. See "Appendix C" for a general description of Moody's, S&P and Fitch ratings of debt obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Funds will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.


      After being purchased by a Fund, the rating of an obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the obligation may default on its obligations. Although neither event will require the sale of such obligation by a Fund, you should be aware that the market values of bonds below investment grade tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by S&P, Moody's and Fitch to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there may be no established retail secondary market for some of these securities, it is possible that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.

(PAGE)

In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.

      Lower-rated bonds may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds. Zero coupon, or delayed interest bonds, carry an additional risk in that unlike an investment in bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date unless a portion of the bonds are sold, and if the issuer defaults, the Fund may obtain no return at all on its investment.

      MORTGAGE-RELATED SECURITIES. Mortgage-related securities can be complex Derivative Instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercials mortgages typically have shorter maturities than residential mortgages and prepayment protection features. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

      In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by a Fund, such as inverse floating rate collateral mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest

(PAGE)

rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments of a Fund's mortgage-related securities to decrease broadly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

      MUNICIPAL OBLIGATIONS. The relevant Funds may invest more than 25% of the value of their total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, a Fund may be subject to greater risk as compared to a fund that does not follow this practice.

      Certain municipal lease/purchase obligations in which a Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Investment Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

     Certain Code provisions relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by a Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the its structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, a Fund would treat that security as a permissible Taxable Investment within the applicable limits set forth herein.


       Pennsylvania Municipal Obligations and Massachusetts Municipal Obligations. An investor in MPAM Pennsylvania Intermediate Municipal Bond Fund should consider carefully the special risks inherent in its investment in Pennsylvania Municipal Obligations, as described in Appendix A, and an investor in MPAM Massachusetts Intermediate Municipal Bond Fund should consider carefully the special risks inherent in its investment in Massachusetts Municipal Obligations, as described in Appendix B.

       Portfolio Maturity. (Taxable Bond Funds, other than MPAM Bond Fund, and Municipal Bond Funds only) Under normal market conditions, the average effective portfolio maturity is generally expected to be between three and ten years, with respect to MPAM Intermediate Bond Fund, MPAM National Intermediate Municipal Bond Fund, MPAM Pennsylvania Intermediate

(PAGE)

Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond
Fund, and less than three years, with respect to MPAM Short-Term U.S. Government Securities Fund and MPAM National Short-Term Municipal Bond Fund. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

       Portfolio Securities. The average distribution of investments (at value) in Municipal Obligations by ratings for each of the Municipal Bond Funds indicated below for the fiscal year ended August 31, 2001, computed on a monthly basis, was a follows:

       MPAM National Intermediate Municipal Bond Fund

Fitch          or        Moody's            or   S&P             Percentage
------                   -------                 ---             ----------
AAA                      Aaa                     AAA                 56.6%
AA                       Aa                      AA                  24.6
A                        A                       A                   11.4
BBB                      Baa                     BBB                  4.9
F-1, F-1+                MIG1, VMIG-1, P-1       SP-1+/SP-1,
                                                 A-1                  2.5
Total                                                               100.0

MPAM National Short-Term Municipal Bond Fund

Fitch          or        Moody's            or   S&P             Percentage
------                   -------                 ---             ----------
AAA                      Aaa                     AAA                 53.0%
AA                       Aa                      AA                  21.3
A                        A                       A                   12.1
BBB                      Baa                     BBB                  7.3
F-1, F-1+                MIG1, VMIG-1, P-1       SP-1+/SP-1,
                                                 A-1                  6.3
Total                                                               100.0


(Page)



MPAM Pennsylvania Intermediate Municipal Bond Fund

Fitch          or        Moody's            or   S&P             Percentage
------                   -------                 ---             ----------
AAA                      Aaa                     AAA                 65.0%
AA                       Aa                      AA                  25.1
A                        A                       A                    5.0
BBB                      Baa                     BBB                  1.9
F-1, F-1+                MIG1, VMIG-1, P-1       SP-1+/SP-1,
                                                 A-1                  3.0
Total                                                               100.0

       No such ratings information is provided with respect to MPAM Massachusetts Intermediate Municipal Bond Fund because it had not commenced operations as of August 31, 2001.

       The actual distribution of a Fund's investment in such securities by ratings on any given date will vary. In addition, the distribution of a Fund's investments by rating as set forth above should not be considered as representative of that Fund's future portfolio composition.

      Ratings as Investment Criteria. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as S&P, Moody's and Fitch, represent the opinions of these agencies as to the quality of obligations that they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of the Investment Adviser to evaluate potential investments. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Further information concerning the ratings of the NRSROs and their significance is contained in Appendix C to this SAI.

      After being purchased by a Fund, the rating of an obligation may be reduced below the minimum rating required for purchase by the Fund or the issuer of the obligation may default on its obligations. Although neither event will require the sale of such obligation by a Fund, the Investment Adviser will consider such event in determining whether the Fund should continue to hold the obligation. In addition, if an NRSRO changes its rating system, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies. For a discussion of special risks that are associated with bonds not rated investment grade, see "Lower Rated Bonds."


      SIMULTANEOUS INVESTMENTS. Investment decisions for the Funds are made independently from those of other investment companies advised by the Investment Adviser. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Funds, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Funds or the price paid or received by the Funds.

(PAGE)

Master/Feeder Option

      The Trust may in the future seek to achieve a Fund's investment objective by investing all of the Fund's net investable assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Board determines it to be in the best interest of a Fund and its shareholders. In making that determination, the Board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Funds believe that the Board will not approve an arrangement that is likely to result in higher costs, no assurance is given that risks will be materially reduced if this option is implemented.

Investment Restrictions


      FUNDAMENTAL. The policy of each of MPAM National Intermediate Municipal Bond Fund and MPAM National Short-Term Municipal Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Municipal Obligations, of MPAM Pennsylvania Intermediate Municipal Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Pennsylvania Municipal Obligations and of MPAM Massachusetts Intermediate Municipal Bond Fund to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Massachusetts Municipal Obligations is a fundamental policy of each of the respective Funds (as to each Municipal Bond Fund, the "Fundamental Policy"). In addition, the following limitations have been adopted by each Fund. Each Fund may not change any of these fundamental investment limitations, and each Municipal Bond Fund may not change its Fundamental Policy, without the consent of: (a) 67% or more of the shares present at a meeting of shareholders duly called if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or
(b) more than 50% of the outstanding shares of the Fund, whichever is less. Each Fund may not:


      1. Purchase any securities which would cause more than 25% of the value of a Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

      2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) a Fund may borrow money in an amount not exceeding one-third of the Fund's total assets at the time of such borrowing, and (b) a Fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

      3. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this restriction, debt instruments and repurchase agreements shall not be treated as loans.

(PAGE)

      4. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

      5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

      6. Purchase or sell commodities, except that a Fund may enter into options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.


      The following fundamental limitation does not apply to MPAM Pennsylvania Intermediate Municipal Bond Fund, MPAM Massachusetts Intermediate Municipal Bond Fund, MPAM National Intermediate Municipal Bond Fund, and MPAM National Short-Term Municipal Bond Fund.


      7. Purchase with respect to 75% of the Fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment company with substantially the same investment objective, policies, and limitations as the Fund.


      NON-FUNDAMENTAL. With respect to each of the Domestic Equity Funds, MPAM Emerging Markets Fund and each of the Taxable Bond Funds, the relevant Fund's policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, as described in the "Goal/Approach" section of the MPAM and Investor Class Prospectus and the Dreyfus Premier Class Prospectus for the relevant Fund is a non-fundamental policy of each Fund, which may be changed without shareholder approval. However, a Fund will provide shareholders with at least 60 days' notice of any change in its policy to so invest 80% of its net assets. Each Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions also may be changed without shareholder approval, in compliance with applicable law and regulatory policy.


      1. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities which may be resold under Rule 144A under the Act, provided that the Board of Trustees, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

(PAGE)

      2. The Fund will not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

      3. The Fund will not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short. This Investment Restriction has not been adopted with respect to MPAM International Fund, MPAM Emerging Markets Fund, and MPAM Short-Term U.S. Government Securities Fund.

      4. The Fund will not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

      5. The Fund will not purchase any security while borrowings representing more than 5% of such Fund's total assets are outstanding.

      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. With respect to fundamental Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      The Trust and Dreyfus have received an exemptive order from the SEC which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by Dreyfus in excess of the limitations imposed by the 1940 Act.

      If a Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.

                             MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS OF THE TRUST

      The Trust's Board is responsible for the management and supervision of the Funds. The Board approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds. These companies are as follows:

      MPAM Advisers, a division of The Dreyfus
      Corporation............................                Investment Adviser
      Dreyfus Service Corporation............                       Distributor

(PAGE)

      Dreyfus Transfer, Inc..................                    Transfer Agent
      Mellon Bank, N.A.......................           Custodian for the Funds
                                                      except MPAM International
                                                         Fund and MPAM Emerging
                                                                    Markets Fund

      Boston Safe Deposit and Trust Company..                Custodian for MPAM
                                                    International Fund and MPAM
                                                           Emerging Markets Fund

TRUSTEES OF THE TRUST

      The Trust has a Board composed of seven Trustees. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk (*).


      Name (Age)          Principal Occupation        Other Board Memberships and
    Trustee Since         During Past 5 Years                Affiliations

*Ronald R. Davenport1  Chairman of Sheridan       American Urban Radio Networks,
(66)                   Broadcasting Corporation   Co-Chairman since _______.
June 2000              since ______ 1972.         Aramark Corporation, a _____
                                                  company, Board member since
                                                  ---------.
*Patrick J. O'Connor2  Attorney, Cozen and        Board of Consultors for Villanova
(59)                   O'Connor, P.C. since ____  University School of Law, (M/Y-M/Y)
June 2000              1973, including Vice       Villanova University School of
Also Chairman of the   Chairman since ____.       Law, Board member, (M/Y-M/Y)
Board since June 2000                             Founders Bank, Board member,
                                                  (M/Y-M/Y)
                                                  College Misericordia, Board
                                                  member, (M/Y-M/Y)
                                                  Temple University, Board member,
                                                  (M/Y-M/Y)
                                                  Kings College, Board member
                                                  (M/Y-M/Y)


(Page)




      Name (Age)          Principal Occupation        Other Board Memberships and
    Trustee Since         During Past 5 Years                Affiliations

John L. Diederich      Chairman of Digital Site   Continental Mills, a ________
(65) June 2000         Systems, Inc., a           company, Board member (M/Y-M/Y)
                       privately held software
                       company providing          United States Filter Corporation,
                       internet service to the    Board member (M/Y-M/Y)
                       construction materials
                       industry, since ___ 1998.  Copperweld Steel Corporation,
                                                  Board member (M/Y-M/Y)
                       Various positions with
                       Aluminum Company of
                       America from __ 1960 to ___
                       1997, including Executive
                       Vice President and Chairman's
                       Council from ___ 1991 to ___
                       1997.

Maureen D. McFalls     Director of the Office of  None
(56)                   Government Relations at
June 2000              Carnegie Mellon
                       University since January
                       2000

                       Manager, Government
                       Communications, of the
                       Software Engineering Institute
                       at Carnegie Mellon University
                       from __ 1994 to ___ 1999.

Kevin C. Phelan (57)   Mortgage Banker, Meredith  Greater Boston Chamber of
June 2000              & Grew, Inc. since ____    Commerce, Trustee/Director
                       1978, including Executive  Fiduciary Trust Bank,
                       Vice President and         Trustee/Director
                       Director since ________.   St. Elizabeth's Medical Center,
                                                  Trustee/Director
                                                  Providence College,
                                                  Trustee/Director
                                                  Boston Municipal Research Bureau,
                                                  Trustee/Director
                                                  Boys and Girls Club of Boston,
                                                  Trustee/Director

(PAGE)

Patrick J. Purcell     Owner, President and       American Ireland Fund
(54)                   Publisher of The Boston    (____portfolios), Vice Chairman
June 2000              Herald since February      The Genesis Fund (____portfolios),
                       1994.                      Board member
                       President and Founder,     United Way of Massachusetts Bay, Board
                       jobfind.com, an            member John F. Kennedy Library
                       employment search site on  Foundation, Board member
                       the world wide web, since  Greater Boston Chamber of
                       July 1996.                 Commerce, Board member

Thomas F. Ryan, Jr.    Retired since April 1999   Boston College, Trustee/Director
(60)                                              Brigham & Women's Hospital,
June 2000              President and Chief        Trustee/Director
                       Operating Officer of the   New York State Independent System
                       American Stock Exchange    Operator, Trustee/Director
                       from October 1995 to       Paragon Trade Brands, Inc., a
                       April 1999.                _______ company Trustee/Director
                                                  Specta Physics, Inc., a ______
                                                  company, Trustee/Director

--------
1 Mr. Davenport is considered an "interested person" of the Trust because of a mortgage loan and a personal loan from Mellon Bank and one of its affiliates for which he was a borrower during a portion of the time he has served as a Trustee of the Trust. None of these loans is currently outstanding.
2 Mr. O'Connor is considered an "interested person" of the Trust because the law firm of which he is a member, Cozen & O'Connor, P.C., has represented Mellon Bank and its affiliates in certain matters.

       Board members are elected to serve for an indefinite term. The Trust has standing audit, nominating and compensation committees, each comprised of its Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act. The function of the audit committee is to oversee the Trust's financial and reporting policies and certain internal control matters, the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Trust for election to the Trust's Board, and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Trust also has a standing pricing committee, comprised of any one Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act. The function of the pricing committee is to assist in valuing the Funds' investments. The audit, nominating, compensation and pricing committees met 1, 0, 0 and 8 times, respectively, during the fiscal year ended August 31, 2001.

       The table below indicates each Trustee's ownership of Fund shares as of December 31, 2001.

[Use ranges: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over
$100,000.]

(PAGE)


                                                                   Aggregate Holding
Name of Trustee       MPAM __ Fund   MPAM _ Fund    MPAM __ Fund   of Funds in the Trust
---------------       ------------   -----------    ------------   ---------------------


Ronald R. Davenport
John L. Diederich
Maureen D. McFalls
Patrick J. O'Connor
Kevin C. Phelan
Patrick J. Purcell
Thomas F. Ryan, Jr.

       None of the Trustees or their immediate family members owned securities of Dreyfus, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus or the Distributor, as of December 31, 2001.

       The Trust pays its Board members an annual retainer of $35,000 and a per meeting fee of $3,000 ($500 per telephone meeting) and reimburses them for their expenses incurred when attending Board meetings. The aggregate amount of compensation paid to each Board member by the Trust for the period from October 2, 2000 (commencement of operations) to the fiscal year ended August 31, 2001, and by all Funds in the fund complex for which such person is a Board member (which consisted of the Funds, other than MPAM Massachusetts Intermediate Municipal Bond Fund) during the year ended December 31, 2001, were as follows:



     Name of Trustee       Aggregate Compensation    Total Compensation
     ---------------           From the Trust#      From the Fund Complex#
                              ---------------           -----------------
Ronald R. Davenport               $41,027                  $ (13)*
John L. Diederich                 $41,027                  $ (13)*
Maureen D. McFalls                $44,027                  $ (13)*
Patrick J. O'Connor               $44,027                  $ (13)*
Kevin C. Phelan                   $44,027                  $ (13)*
Patrick J. Purcell                $44,027                  $ (13)*
Thomas F. Ryan Jr.                $44,027                  $ (13)*
---------------------------
# Amount does not include reimbursed expenses for attending Board meetings, which amounted to $17,637 for the Trust.
* Represents the number of separate portfolios comprising the Trust, for which the Board member served.

Officers of the Trust

      David F. Lamere, President since June 2000 . Vice Chairman of Mellon Financial Corporation ("Mellon"), Executive Vice President of Boston Safe Deposit and Trust Company and a director of Dreyfus. As President of Mellon's Private Wealth Management group, Mr. Lamere oversees all investment management, fiduciary, administrative and charitable planned

(PAGE)

giving services for the firm's family office, endowment, foundation and high net worth clients. He has been with the firm since 1983 and is 42 years old.

      Prior to his current position, Mr. Lamere held several management positions within MPAM Private Asset Management, the predecessor to Mellon's Private Wealth Management group, and The Boston Company. He is a member of Mellon's Executive Management Group and a Director of the Boards of The Boston Company, Boston Safe Deposit and Trust Company, Laurel Capital Advisors, LLP, Mellon United National Bank, and Newton Management, Ltd., of London, England. In addition, he is Chairman of the Board for Mellon Trust of New York, Mellon Trust of California, and Mellon Trust of Florida, National Association. He is also a member of Mellon's Committee for Public Responsibility.

      H. Vernon Winters, Vice President since June 2000. As Chief Investment Officer of Mellon's Private Wealth Management group, Mr. Winters is responsible for investment strategy, policy and implementation for Mellon's Private Wealth Management group. He serves as a Director of Boston Safe Deposit and Trust Company and The Boston Company. He is also the Chairman and CEO of Laurel Capital Advisors, LLP. He is 61 years old.

      Mark N. Jacobs, Vice President since June 2000. Executive Vice President, Secretary, and General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 194 portfolios) advised and administered by Dreyfus. He is 56 years old.

      James Windels, Treasurer since November 2001. Senior Accounting Manager-Equity Funds of Dreyfus, and an officer of 94 investment companies (comprised of 194 portfolios) advised and administered by Dreyfus. He is 43 years old.

      Jeff Prusnofsky, Secretary since June 2000. Associate General Counsel of Dreyfus, and an officer of 10 investment companies (comprised of 59 portfolios) advised and administered by Dreyfus. He is 37 years old.

      Steven F. Newman, Assistant Secretary since June 2000. Assistant Secretary and Associate General Counsel of Dreyfus, and an officer of 94 investment companies (comprised of 194 portfolios) advised and administered by Dreyfus. He is 52 years old.

      Michael A. Rosenberg, Assistant Secretary since June 2000. Associate General Counsel of Dreyfus, and an officer of 93 investment companies (comprised of 181 portfolios) advised and administered by Dreyfus. He is 42 years old.

      Gregory S. Gruber, Assistant Treasurer since June 2000. Senior Accounting Manager - Municipal Bond Funds of Dreyfus, and an officer of 31 investment companies (comprised of 60 portfolios) advised and administered by Dreyfus. He is 43 years old.

      William McDowell, Assistant Treasurer since June 2000. Senior Accounting Manager - Taxable Fixed Income Funds of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) advised and administered by Dreyfus. He is 43 years old.

(PAGE)

      KENNETH J. SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax Director of Dreyfus, and an officer of 18 investment companies (comprised of 73 portfolios) advised and administered by Dreyfus. He is 47 years old.

      The address of each officer of the Trust is 200 Park Avenue, New York, New York 10166.

      As of ____________, 2002, the officers and Trustees of the Trust as a group owned beneficially less than 1% of each class of each Fund's total shares outstanding.

      Principal Shareholders.  As of _________, 2002, __________ owned of
      ----------------------
record 5% or more of the MPAM shares of the Funds indicated:
----------------------.

      As of ____________, 2002, the following were known to own of record 5% or more of the Investor shares of the Funds indicated:

-----------------------.

      A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                             MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. MPAM Advisers is a division of Dreyfus, a wholly-owned subsidiary of Mellon. Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      INVESTMENT ADVISORY AGREEMENT. Pursuant to an Investment Advisory Agreement with the Trust (the "Investment Advisory Agreement"), the Investment Adviser provides investment management services to each Fund, including the day-to-day management of the Fund's investments.

      The Investment Advisory Agreement will continue from year to year as to each Fund provided that a majority of the Trustees who are not "interested persons" of the Trust and either a majority of all Trustees or a majority (as defined in the 1940 Act) of the shareholders of the Fund respectively approve its continuance. The Trust may terminate the Investment Advisory Agreement with respect to each Fund upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the respective Fund's outstanding voting securities on 60 days' written notice to the Investment Adviser. The Investment Adviser may terminate the Investment Advisory Agreement upon 60 days' written notice to the Trust. The Investment Advisory Agreement will terminate immediately and automatically upon its assignment.

       Each of the Funds has agreed to pay the Investment Adviser an investment advisory fee at the annual rate set forth in the table below.

(PAGE)


                                                       Investment advisory fee
FUNDS                                                  (as a percentage of
                                                       AVERAGE DAILY NET ASSETS)



MPAM Large Cap Stock Fund                                   0.65%
MPAM Income Stock Fund                                      0.65%
MPAM Mid Cap Stock Fund                                     0.75%
MPAM Small Cap Stock Fund                                   0.85%
MPAM International Fund                                     0.85%
MPAM Emerging Markets Fund                                  1.15%
MPAM Bond Fund                                              0.40%
MPAM Intermediate Bond Fund                                 0.40%
MPAM Short-Term U.S. Government Securities Fund             0.35%
MPAM National Intermediate Municipal Bond Fund              0.35%
MPAM National Short-Term Municipal Bond Fund                0.35%
MPAM Pennsylvania Intermediate Municipal Bond Fund          0.50%
MPAM Massachusetts Intermediate Municipal Bond Fund         0.35%
MPAM Balanced Fund                                          *

---------------
* The MPAM Balanced Fund has agreed to pay an investment advisory fee of 0.65% applied to direct investment in equity securities, 0.40% to direct investment in debt securities and 0.15% to investments in money market instruments and the underlying funds that it invests in.

      For the period October 2, 2000 (commencement of operations) through August 31, 2001, the investment advisory fee payable, the reduction in such fee pursuant to undertakings in effect and the net investment advisory fee paid by each Fund (other than MPAM Massachusetts Intermediate Municipal Bond Fund, which had not commenced operations as of August 31, 2001) were as set forth below:


                                                  Investment
                                                  Advisory       Reduction    Net
Funds                                             Fees Payable   in Fee       Fee Paid

MPAM Large Cap Stock Fund                           $13,324,574   $  - 0 -    $13,324,574
MPAM Income Stock Fund                              $ 4,593,189   $  - 0 -    $ 4,593,189
MPAM Mid Cap Stock Fund                             $ 5,675,032   $  - 0 -    $ 5,675,032
MPAM Small Cap Stock Fund                           $ 1,028,077   $  - 0 -    $ 1,028,077
MPAM International Fund                             $ 2,763,443   $  - 0 -    $ 2,763,443
MPAM Emerging Markets Fund                          $   369,362   $101,746    $   267,616
MPAM Bond Fund                                      $ 2,355,593   $  - 0 -    $ 2,355,593
MPAM Intermediate Bond Fund                         $ 1,430,065   $  - 0 -    $ 1,430,065
MPAM Short-Term U.S. Government Securities Fund     $   308,956   $  - 0 -    $   308,956
MPAM National Intermediate Municipal Bond Fund      $ 1,393,372   $  - 0 -    $ 1,393,372
MPAM National Short-Term Municipal Bond Fund        $   404,517   $  - 0 -    $   404,517
MPAM Pennsylvania Intermediate Municipal Bond Fund  $ 4,034,256   $  - 0 -    $ 4,034,256
MPAM Balanced Fund                                  $1,917,912    $  - 0 -    $ 1,917,912

(PAGE)

      The aggregate of the fees payable to the Investment Adviser for each Fund is not subject to reduction as the value of the Fund's net assets increases.


      The following persons are officers and/or directors of Dreyfus:
Stephen E. Canter, Chairman of the Board, Chief Executive Officer and Chief Operating Officer; Thomas F. Eggers, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; Michael G. Millard, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Diane P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Steven G. Elliott, David F. Lamere, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


      The Investment Adviser manages each Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trust's Board. The Investment Adviser is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Investment Adviser also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Investment Adviser.

      Mellon Bank, the parent company of Dreyfus, and its affiliates may have deposit, loan and commercial banking or other relationships with issuers of securities purchased by a Fund. The Investment Adviser has informed the Trust that in making investment decisions it does not obtain or use material inside information that Mellon Bank or its affiliates may possess with respect to such issuers.

      The Investment Adviser may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      The Investment Adviser's Code of Ethics (the "Ethics Code") subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund it advises. In that regard, portfolio managers and other investment personnel of the Investment Adviser must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Ethics Code and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the Ethics Code's preclearance and disclosure procedures and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


      Administration Agreement. Mellon Bank serves as administrator for the Funds pursuant to an Administration Agreement with the Trust. Pursuant to the Administration Agreement, Mellon Bank: supplies office facilities, data processing services, clerical, accounting and

(PAGE)

bookkeeping services, internal auditing and legal services, internal executive and administrative services, stationery and office supplies; prepares reports to shareholders, tax returns and reports to and filings with the SEC and state Blue Sky authorities; pays for transfer agency services; calculates the net asset value of Fund shares; and generally assists in all aspects of Fund operations. Mellon Bank has entered into a Sub-Administration Agreement with Dreyfus pursuant to which Mellon Bank pays Dreyfus for performing certain of these administrative services.


      The Funds' administration fee is calculated from the following administration fee schedule based on the level of assets of the Funds, in the aggregate:

      Total Assets                                          Annual Fee

      $0 to $6 billion                                       .15%
      Greater than $6 billion to $12 billion                 .12%
      Greater than $12 billion                               .10%


       For the period October 2, 2000 (commencement of operations) through August 31, 2001, the administration fee payable, the reduction in such fee pursuant to undertakings in effect and the net administration fee paid by each Fund (other than MPAM Massachusetts Intermediate Municipal Bond Fund, which had not commenced operations as of August 31, 2001) were as set forth below:


Funds                                   Administration  Reduction  Net
-----                                    Fee Payable    in Fee     Fee Paid

MPAM Large Cap Stock Fund                $2,964,413    $    -0-    $2,964,413
MPAM Income Stock Fund                   $1,021,859    $    -0-    $1,021,859
MPAM Mid Cap Stock Fund                  $1,094,772    $    -0-    $1,094,772
MPAM Small Cap Stock Fund                $  175,049    $ 51,641    $  123,408
MPAM International Fund                  $  470,541    $274,986    $  195,555
MPAM Emerging Markets Fund               $   46,552    $ 46,552    $     -0 -
MPAM Bond Fund                           $  850,597    $101,789    $  748,808
MPAM Intermediate Bond Fund              $  522,431    $ 90,558    $  431,873
MPAM Short-Term U.S. Government          $  132,889    $ 31,840    $  101,049
  Securities Fund

MPAM National Intermediate Municipal     $  569,069    $ 54,809    $  514,260
  Bond Fund
MPAM National Short-Term Municipal       $  167,186    $ 69,066    $   98,120
 Bond Fund
MPAM Pennsylvania Intermediate           $1,167,386    $ 84,893    $1,082,493
 Municipal               Bond Fund
MPAM Balanced Fund                       $  512,169    $ 13,709    $  498,460



(Page)

       Mellon Bank, directly and through its affiliates, maintains all accounts of Fund shareholders that maintain a qualified fiduciary, custody or other accounts with Mellon Bank, Boston Safe Deposit and Trust Company, or their bank affiliates. Mellon Bank is also responsible for providing ongoing information and communication to MPAM Clients (as defined in "How to Buy Shares" - "General" below) regarding the Funds and their investment in the Funds.


       BOARD CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT. In approving the current Investment Advisory Agreement between the Trust and the Investment Adviser and the Administration Agreement between the Trust and Mellon Bank, the Board considered a number of factors, including the nature and quality of the services provided by the Investment Adviser and Mellon Bank; the investment philosophy and investment approach as applied to the Funds by the Investment Adviser; the investment management expertise of the Investment Adviser in respect of the Funds' investment strategies; the personnel, resources and experience of the Investment Adviser and Mellon Bank; the Funds' performance history and the management fees paid to the Investment Adviser, and the administration fee paid to Mellon Bank, relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Investment Adviser's costs of providing services under the Investment Advisory Agreement and Mellon Bank's cost of providing services under the Administration Agreement; the relationship between the fees paid to the Investment Adviser under the Investment Advisory Agreement, to Mellon Bank under the Administration Agreement and to the Distributor under the Trust's Shareholder Services Plan, as that Plan is more particularly described in "Distribution and Shareholder Services Plans" below; the resources with regard to regulatory compliance of the Investment Adviser and Mellon Bank; the relative size of the Funds since their inception as registered investment companies and the possibilities of economies of scale; and ancillary benefits the Investment Adviser, Mellon Bank and Dreyfus may receive from its relationship with the Trust (including any soft dollars benefits received). The Board additionally considered that most of the accounts were fiduciary accounts maintained by Boston Safe or Mellon Bank and that most of the assets were derived from these accounts, which previously had been held in common trust funds prior to becoming registred investment companies, as described under "Performance Information" below.

       In considering the foregoing, the Board consulted privately with its own independent counsel. The Board also met with counsel to the Trust and requested information from representatives of the Investment Adviser. The Board concluded that the approval of the Investment Advisory Agreement and Administration Agreement was in the best interests of shareholders.


      DISTRIBUTOR. The Distributor, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. Dreyfus may pay the Distributor for shareholder services from the assets of Dreyfus, including past profits but not including the investment advisory fee paid by a Fund. The Distributor may use part or all of such payments to pay certain banks, securities brokers or dealers and other financial institutions ("Agents") for these services. The Distributor also acts as distributor for the funds in the Dreyfus Family of Funds.

      CUSTODIAN. Mellon Bank, the parent of Dreyfus, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund, except MPAM International Fund and MPAM Emerging Markets Fund. Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108 ("Boston Safe"), an indirect subsidiary of Mellon, acts as custodian for the investments of MPAM International Fund and MPAM Emerging Markets Fund. Under the custody agreements with the Trust, the custodians hold the Funds' portfolio securities and keep all necessary accounts and records. For its custody services, each custodian receives a monthly fee based on the market value of a Fund's assets held in custody and receives certain securities transaction charges.

      TRANSFER AND DIVIDEND DISBURSING AGENT. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9263, Boston, MA 02205-8501, is each Fund's transfer and

(PAGE)

dividend disbursing agent. Under a transfer agency agreement with the Trust, the Transfer Agent arranges for the maintenance of shareholder account records for the Trust, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month, and is reimbursed for certain out-of-pocket expenses.

      EXPENSES. The Trust has adopted a Shareholder Services Plan with respect to the Investor class of each Fund. Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain shareholder services to holders of Investor shares of such Fund a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares.


      The Trust has adopted the Shareholder Services Plan and a Distribution Plan under Rule 12b-1 of the 1940 Act with respect to Dreyfus Premier shares of MPAM Mid Cap Stock Fund, MPAM National Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund (collectively, the "Dreyfus Premier Class Funds"). Under the Shareholder Services Plan, each Dreyfus Premier Class Fund pays the Distributor for the provision of certain shareholder services to holders of Dreyfus Premier shares a fee at the annual rate of 0.25% of the value of the average daily net assets attributable to such Dreyfus Premier shares. MPAM Mid Cap Stock Fund also pays the Distributor a fee at the annual rate of 0.75% of the value of the average daily net assets of its Dreyfus Premier shares, and each of MPAM National Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund also pays the Distributor a fee at an annual rate of 0.50% of the value of the Fund's average daily net assets attributable to such Dreyfus Premier shares, for distributing Dreyfus Premier shares under the Distribution Plan. See "Distribution and Shareholder Services Plan" below.


      The Investment Adviser and Mellon Bank bear all expenses in connection with the performance of their services under the Investment Advisory Agreement and Administration Agreement, respectively. All other expenses to be incurred in the operation of the Funds are borne by the Funds, except to the extent specifically assumed by the Investment Adviser or Mellon Bank.

                                HOW TO BUY SHARES


      GENERAL. The Funds, other than the Dreyfus Premier Class Funds, offer two classes of shares - MPAM shares and Investor shares. Dreyfus Premier Class Funds offer three classes of shares - MPAM shares, Investor shares and Dreyfus Premier shares. MPAM shares, Investor shares and Dreyfus Premier shares differ as to the shareholder services offered to and the expenses borne by each class.


      MPAM shares are generally offered only to: (1) Mellon Private Asset ManagementSM clients that maintain qualified fiduciary, custody or other accounts with Mellon Bank or Boston Safe, or their bank affiliates ("MPAM Clients"); (2) MPAM Balanced Fund, for investments by that Fund; (3) Trustees of the Trust; and (4) former holders of Restricted class shares of Dreyfus

(PAGE)

Disciplined Intermediate Bond Fund who received MPAM shares of MPAM Bond Fund upon the merger of those two funds and who, therefore, are permitted to continue to purchase and hold MPAM shares of MPAM Bond Fund, to exchange into MPAM shares of other Funds, and to purchase additional MPAM shares of Funds into which they exchange. In addition, holders of shares of a Fund who were not MPAM Clients on July 10, 2001 ("Existing Individual Clients") are eligible to continue to purchase MPAM shares of that Fund, for their then-existing accounts in that Fund ("Existing Accounts") to exchange into MPAM shares of other Funds, and to purchase additional MPAM shares of Funds into which they exchange.

      Investor shares are generally offered only to: (1) MPAM Clients who terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates, and who wish to continue to hold Fund shares; (2) individuals or entities who are not MPAM Clients, who receive a transfer of Fund shares from an MPAM Client (except that Existing Individual Clients would receive MPAM shares if the transfer was to their Existing Accounts, as noted above); (3) former holders of shares of Dreyfus Disciplined Smallcap Stock Fund who received Investor shares of MPAM Small Cap Stock Fund upon the merger of those two funds and who, therefore, are permitted to continue to purchase and hold Investor shares of MPAM Small Cap Stock Fund, to exchange into Investor shares of other Funds, and to purchase additional Investor shares of Funds into which they exchange; and (4) former holders of Investor class shares of Dreyfus Disciplined Intermediate Bond Fund who received Investor shares of MPAM Bond Fund upon the merger of those two funds and who, therefore, are permitted to continue to purchase and hold Investor shares of MPAM Bond Fund, to exchange into Investor shares of other Funds, and to purchase additional Investor shares of Funds into which they exchange.


      Dreyfus Premier shares will generally be offered only to: (1) holders of Class B shares of Dreyfus Premier Small Company Fund (the "Premier Small Company Fund") who receive Dreyfus Premier shares of MPAM Mid Cap Stock Fund upon the merger of those two funds and who, therefore, will be permitted to continue to purchase and hold Dreyfus Premier shares of MPAM Mid Cap Stock Fund, to exchange into Dreyfus Premier shares of another Dreyfus Premier Class Fund or into Class B shares of another fund managed by the Investment Adviser or its affiliates, and to purchase additional shares of the same class of such funds into which they exchange; (2) holders of Class B shares of Dreyfus Premier Limited Term Municipal Fund (the "Premier Municipal Fund") who receive Dreyfus Premier shares of MPAM National Intermediate Municipal Bond Fund upon the merger of those two funds and who, therefore, will be permitted to continue to purchase and hold Dreyfus Premier shares of MPAM National Intermediate Municipal Bond Fund, to exchange into Dreyfus Premier shares of another Dreyfus Premier Class Fund or into Class B shares of another fund managed by the Investment Adviser or its affiliates, and to purchase additional shares of the same class of such funds into which they exchange; and (3) holders of Class B shares of the Premier Massachusetts Fund who receive Dreyfus Premier shares of MPAM Massachusetts Intermediate Municipal Bond Fund upon the merger of those two funds and who, therefore, will be permitted to continue to purchase and hold Dreyfus Premier shares of MPAM Massachusetts Intermediate Municipal Bond Fund, to exchange into Dreyfus Premier shares of another Dreyfus Premier Class Fund or into Class B shares of another fund managed by the Investment Adviser or its affiliates, and to purchase additional shares of the same class of such funds into which they exchange. Dreyfus Premier shares are not available to new investors.

(PAGE)

       MPAM shares owned by MPAM Clients will be held in omnibus accounts, or individual institutional accounts, with the Funds' Transfer Agent ("MPAM Accounts"). MPAM shares held by persons other than MPAM Clients, Investor shares and Dreyfus Premier shares will be held in separate accounts ("Individual Accounts"). Unless otherwise instructed, new purchases by existing shareholders are in the same class of Fund shares that the shareholder then holds. Shares are sold without an initial sales charge. A contingent deferred sales charge ("CDSC") is imposed, however, on certain redemptions of Dreyfus Premier shares as described in the Dreyfus Premier Class Prospectus and under "How to Redeem Shares - Contingent Deferred Sales Charge - Dreyfus Premier Shares" below. The Funds reserve the right to reject any purchase order.


      There is no minimum initial or subsequent investment requirement for holders of MPAM Accounts. MPAM Clients may transfer MPAM shares to other existing MPAM Clients for their MPAM Accounts. MPAM Clients also may transfer shares from an MPAM Account to persons or entities that are not MPAM Clients to be held in Individual Accounts. At the time of any such transfer (other than a transfer to an Existing Individual Client for their Existing Accounts), the shares transferred will be automatically converted into Investor shares of equivalent value (at the time of the conversion) and, accordingly, the recipient will receive Investor shares. MPAM Clients who terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates, but who wish to continue to hold Fund shares may only do so by requesting the establishment of Individual Accounts, and their MPAM shares generally will be converted into Investor shares. The conversion of such shareholders' MPAM shares into Investor shares will be at the equivalent net asset value per share ("NAV") of each class at the time of the conversion. Any subsequent investments by such transferees or former MPAM Clients who received Investor shares from the conversion of MPAM shares must be in Investor shares.


      Initial investments in Individual Accounts must be accompanied by an Account Application. For Individual Accounts, the minimum initial investment, with respect to MPAM shares and Investor shares, is $10,000, and subsequent investments must be at least $100. Dreyfus Premier shares are not available to new investors. MPAM Clients should contact their account officers to purchase Fund shares.

       Management understands that Mellon Bank, Boston Safe, or their bank affiliates may impose certain conditions on MPAM Clients that are different from those described in the MPAM and Investor Class Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. Holders of MPAM Accounts should consult their account officers in this regard.

       Management understands that some Agents may impose certain conditions on their clients which are different from those described in the Dreyfus Premier Class Prospectus and this SAI, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Funds' Distribution and Shareholder Services Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.

(PAGE)

       Approximately six years after the date of purchase, Dreyfus Premier shares of a Dreyfus Premier Class Fund automatically will convert to Investor shares of the same Dreyfus Premier Class Fund, based on the relative NAV for shares of each such class. For purposes of calculating such six-year period with respect to a Dreyfus Premier Class Fund, any Dreyfus Premier shares of such a Fund issued to a shareholder pursuant to a reorganization with another fund advised by the Investment Adviser or its affiliates (a "Reorganized Fund") will be deemed to have been purchased by such shareholder at the time of purchase of the shares of the Reorganized Fund. Dreyfus Premier shares that have been acquired through reinvestment of dividends and distributions, including any shares of a Reorganized Fund acquired through reinvestment of dividends and distributions, will be converted on a pro rata basis together with other Dreyfus Premier shares, in the proportion that a shareholder's Dreyfus Premier shares converting to Investor shares bears to the total Dreyfus Premier shares not acquired through the reinvestment of dividends and distributions.

       The Distributor compensates certain Agents for selling Dreyfus Premier shares at the time of purchase from its own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.

       MPAM shares, Investor shares and Dreyfus Premier shares are sold on a continuous basis at NAV next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of a Fund.

       NAV is determined as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time), on each day the NYSE is open for regular business. For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE. NAV per share of each class is computed by dividing the value of a Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Trust's Board. Certain securities may be valued by an independent pricing service approved by the Trust's Board and are valued at fair value as determined by the pricing service. For information regarding the methods employed in valuing each Fund's investments, see "Determination of Net Asset Value."

       If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the NYSE (currently 4:00 p.m., Eastern time) on a business day, shares of a Fund will be purchased at the NAV determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the NAV determined as of the close of trading on the floor of the NYSE on the next business day, except where Dreyfus Premier shares are purchased through a dealer as described below.

      (Dreyfus Premier Class Funds only) Orders for the purchase of a Fund's Dreyfus Premier shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m.

(PAGE)

, Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined NAV. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses. The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the MPAM Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


      TELETRANSFER PRIVILEGE. Holders of Individual Accounts may purchase Fund shares (minimum $500 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) by telephone through the TeleTransfer Privilege if they have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and the holder's Fund account. Only a bank account maintained in a domestic financial institution that is an ACH member may be so designated.


      TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m. Eastern time, on any day that the Transfer Agent and the NYSE are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How To Redeem Shares - TeleTransfer Privilege." Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated by the Funds.

      In-Kind Purchases. If the following conditions are satisfied, a Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the applicable Fund,

(PAGE)

must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

      The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to a Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, MPAM Clients may call 1-888-281-7350, holders of MPAM shares and Investor shares in Individual Accounts may call 1-800-896-8167 and holders of Dreyfus Premier shares may call 1-800-554-4611.


                 DISTRIBUTION AND SHAREHOLDER SERVICES PLANS


       Investor shares of each Fund are subject to annual fees for shareholder services, and Dreyfus Premier shares of Dreyfus Premier Class Funds are subject to annual fees for distribution and shareholder services.

      The SEC has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.

       SHAREHOLDER SERVICES PLAN - Investor Shares and Dreyfus Premier Shares. Each Fund has adopted a Shareholder Services Plan with respect to its Investor shares, and each Dreyfus Premier Class Fund has adopted the Shareholder Services Plan with respect to its Dreyfus Premier shares. Under the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain services to holders of Investor shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Investor shares, and each Dreyfus Premier Class Fund pays the Distributor for the provision of certain services to holders of Dreyfus Premier shares a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to Dreyfus Premier shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Fund, and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder service fees it collects from each Fund to compensate Agents in respect of these services. The Distributor determines the amounts, if any, to be paid to Agents under the Shareholder Services Plan and the basis on which such payments are made. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Investor shares or Dreyfus Premier shares.

(PAGE)

       The Shareholder Services Plan is not adopted pursuant to the Rule, and the fee under the Shareholder Services Plan is intended to be a "service fee" as defined under the Conduct Rule of the National Association of Securities Dealers, Inc.

       For the period July 11, 2001 (inception date of the Shareholder Services
Plan) through August 31, 2001, the Funds (other than MPAM Massachusetts Intermediate Municipal Bond Fund, which had not commenced operations as of August 31, 2001) paid the Distributor the following fees with respect to the Investor shares pursuant to the Shareholder Services Plan:


Funds                                              Fees

MPAM Large Cap Stock Fund                          $  216
MPAM Income Stock Fund                             $   36
MPAM Mid Cap Stock Fund                            $   38
MPAM Small Cap Stock Fund                          $  -0-
MPAM International Fund                            $    8
MPAM Emerging Markets Fund                         $    3
MPAM Bond Fund                                     $  125
MPAM Intermediate Bond Fund                        $   81
MPAM Short-Term U.S. Government Securities Fund    $  -0-
MPAM National Intermediate Municipal Bond Fund     $  -0-
MPAM National Short-Term Municipal Bond Fund       $  -0-
MPAM Pennsylvania Intermediate Municipal Bond Fund $   66
MPAM Balanced Fund                                 $  -0-


       No payments were made by the Dreyfus Premier Class Funds under the Shareholder Services Plan, with respect to Dreyfus Premier shares, since they were not in existence as of August 31, 2001.

       DISTRIBUTION PLAN - DREYFUS PREMIER SHARES. The Trust has adopted a Distribution Plan under the Rule for Dreyfus Premier shares, pursuant to which MPAM Mid Cap Stock Fund pays the Distributor a fee at an annual rate of 0.75% of the value of the Fund's average daily net assets attributable to Dreyfus Premier shares, and each of MPAM National Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund pays the Distributor a fee at an annual rate of 0.50% of the value of the Fund's average daily net assets attributable to Dreyfus Premier shares, for distributing Dreyfus Premier shares. The Distributor may pay one or more Agents for distributing Dreyfus Premier shares, and determines the amounts, if any, to be paid to Agents and the basis on which such payments are made.

       The Trustees of the Trust believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit each Fund and the holders of its Investor shares and each Dreyfus Premier Class Fund and the holders of its Dreyfus Premier shares and that the Distribution Plan will benefit each Dreyfus Premier Class Fund and the holders of its Dreyfus Premier shares.

      A quarterly report of the amounts expended under the Shareholder Services Plan and the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to

(PAGE)

the Trustees for their review. In addition, the Shareholder Services Plan provides that it may not be amended to increase materially the cost which holders of Investor shares and Dreyfus Premier shares may bear pursuant to the Shareholder Services Plan, and the Distribution Plan provides that it may not be amended to increase materially the cost which holders of Dreyfus Premier shares may bear pursuant to the Distribution Plan, in each case without the approval of the holders of the respective share class of the relevant Fund. Under the Shareholder Services Plan and the Distribution Plan, other material amendments of the Shareholder Services Plan and Distribution Plan, respectively, also must be approved by the Board and by the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of either the Shareholder Services Plan or the Distribution Plan, respectively, or in any agreements entered into in connection with either Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan and the Distribution Plan are subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on each Plan. The Shareholder Services Plan and the Distribution Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the relevant Plan or in any agreements entered into in connection with the relevant Plan or by vote of the holders of a majority of Investor shares or Dreyfus Premier shares, with respect to the Shareholder Services Plan, or of Dreyfus Premier shares, with respect to the Distribution Plan.

      An Agent entitled to receive compensation for selling and servicing a Fund's shares may receive different compensation with respect to one class of shares over another. Potential investors should read this SAI in light of the terms governing Selling Agreements ("Agreements") with their Agents. The fees payable under each Plan described above are payable without regard to actual expenses incurred. The Funds and the Distributor may suspend or reduce payments under either Plan at any time, and payments are subject to the continuation of the Plans and the Agreements described above. From time to time, the Agents, the Distributor and the Funds may voluntarily agree to reduce the maximum fees payable under the Plans.


                              HOW TO REDEEM SHARES

      GENERAL. If you hold a Fund's shares of more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions.


      The Funds impose no charges (other than any applicable CDSC) when shares are redeemed. Agents may charge their clients a fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon a Fund's then-current NAV per share.


      A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if you have purchased a Fund's shares by check, by TeleTransfer or through Automatic Asset Builder and subsequently submit a written redemption request to the

(PAGE)

Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, a Fund will not honor redemption checks ("Checks") under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the TeleTransfer Privilege, for a period of eight business days after receipt by the Transfer Agent of the purchase check, the TeleTransfer purchase or the Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      PROCEDURES. MPAM Clients should contact their account officer to redeem Fund shares.


      Holders of Individual Accounts may redeem a Fund's shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege or the Checkwriting Privilege (for those share classes of the relevant Funds for which the Checkwriting Privilege applies), which are granted automatically unless you specifically refuse them by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege and the Checkwriting Privilege may be established for an existing Individual Account by a separate signed Shareholder Services Form or, with respect to the Telephone Redemption Privilege, by oral request from any of the authorized signatories on the account by calling 1-800-896-8167 for holders of MPAM shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Holders of Individual Accounts also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent. If you are a client of certain Agents ("Selected Dealers"), you may redeem shares through the Selected Dealer. Other redemption procedures may be in effect for clients of certain Agents and institutions. Each Dreyfus Premier Class Fund makes available to certain large institutions the ability to issue redemption instructions with respect to its Dreyfus Premier shares through compatible computer facilities. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. A Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans, are not eligible for the Checkwriting, Wire Redemption, Telephone Redemption or TeleTransfer Privileges.

      The Telephone Redemption Privilege, TeleTransfer Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither a Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


(PAGE)

      During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of a Fund's shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, a Fund's NAV may fluctuate.


       REDEMPTION THROUGH A SELECTED DEALER. (Dreyfus Premier Shares only) Customers of Selected Dealers may make redemption requests with respect to Dreyfus Premier shares of a Dreyfus Premier Class Fund to their Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of Dreyfus Premier shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day on which the NYSE is open for regular business and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the Fund shares will be redeemed at the next determined NAV. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

       Contingent Deferred Sales Charge - Dreyfus Premier Shares. A CDSC payable to the Distributor is imposed on any redemption of Dreyfus Premier shares which reduces the current NAV of your Dreyfus Premier shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Dreyfus Premier shares of a Dreyfus Premier Class Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Dreyfus Premier shares redeemed does not exceed (i) the current NAV of Dreyfus Premier shares acquired through reinvestment of dividends or other distributions, plus
(ii) increases in the NAV of Dreyfus Premier shares above the dollar amount of all your payments for the purchase of Dreyfus Premier shares of a Dreyfus Premier Class Fund held by you at the time of redemption. For purposes of calculating the CDSC with respect to a Dreyfus Premier Class Fund, any Dreyfus Premier shares of such a Fund issued to a shareholder pursuant to a reorganization with another fund advised by the Investment Adviser or its affiliates (a "Reorganized Fund") will be deemed to have been purchased by such shareholder at the time of purchase of the shares of the Reorganized Fund and payments for the purchase of Dreyfus Premier shares will be deemed to include purchase payments made by such shareholder for the shares of that fund. To the extent a portion of the shares of that fund held by such shareholder were acquired through the reinvestment of dividends or capital gain distributions, the same proportion of Dreyfus Premier shares issued to such shareholder pursuant to the reorganization

(PAGE)

will be deemed to have been acquired through the reinvestment of dividends or capital gain distributions.

       If the aggregate value of the Dreyfus Premier shares redeemed has declined below their original cost as a result of the relevant Dreyfus Premier Class Fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Dreyfus Premier shares, including any time they were held in a Reorganized Fund, until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Dreyfus Premier shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

       The following table sets forth the rates of the CDSC for Dreyfus Premier shares of MPAM Mid Cap Stock Fund:

                                          CDSC as a % of
                Year Since              Amount Invested or
             Purchase Payment          Redemption Proceeds
                 Was Made              (whichever is less)

       Up to 2 years................             4.00%
       2 - 4 years..................             3.00%
       4 - 5 years..................             2.00%
       5 - 6 years..................             1.00%

------------------------------------------------------------------------------
       The following table sets forth the rates of the CDSC for Dreyfus Premier shares of MPAM National Intermediate Municipal Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund:

                                          CDSC as a % of
                Year Since              Amount Invested or
             Purchase Payment          Redemption Proceeds
                 Was Made              (whichever is less)

       Up to 2 years................             3.00%
       2 - 4 years..................             2.00%
       4 - 5 years..................             1.00%
       5 - 6 years..................             0.00%

------------------------------------------------------------------------------

(PAGE)

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Dreyfus Premier shares

(PAGE)

above the total amount of payments for the purchase of Dreyfus Premier shares made during the preceding six years; then of amounts representing the cost of such shares purchased six years prior to the redemption; and finally, of amounts representing the cost of such shares held for the longest period of time within the applicable six-year period. The time period that you held Class B shares of a Reorganized Fund will be applied to the calculation of the CDSC to be imposed on your sale of the Dreyfus Premier shares of the corresponding Dreyfus Premier Class Fund.

      For example, assume an investor purchased 100 shares of MPAM Mid Cap Stock Fund at $10 per share for a cost of $1,000 and that the Fund's CDSC rate is 4% in the second year after purchase. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV has appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

       In another example, assume an investor purchased 100 shares of MPAM National Intermediate Bond Fund or MPAM Massachusetts Intermediate Municipal Bond Fund at $10 per share for a cost of $1,000 and that the Fund's CDSC rate is 3% in the second year after purchase. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV has appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 3% (the applicable rate in the second year after purchase) for a total CDSC of $7.20.

      For purposes of determining the applicable CDSC payable with respect to redemption of Dreyfus Premier shares of a Dreyfus Premier Class Fund where such shares were acquired through exchange of Dreyfus Premier shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Dreyfus Premier shares of the fund exchanged.

      Waiver of CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with a Dreyfus Premier Class Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Trust's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Dreyfus Premier Class Fund shares subject to a CDSC which were purchased prior to the

(PAGE)

termination of such waiver will have the CDSC waived as provided in the Dreyfus Premier Class Prospectus or this SAI at the time of the purchase of such shares.

      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

      CHECKWRITING PRIVILEGE. (Taxable Bond Funds and Municipal Bond Funds only) Holders of Individual Accounts, with respect to MPAM shares and Investor shares only, of MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM Short-Term U.S. Government Securities Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund, MPAM Pennsylvania Intermediate Bond Fund and MPAM Massachusetts Intermediate Municipal Bond Fund may write Checks drawn on their Fund accounts. The Funds provide Checks automatically upon opening an account, unless the investor specifically refuses the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on the investor's Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause a Fund to redeem a sufficient number of full and fractional shares in the investor's account to cover the amount of the Check. Potential fluctuations in the NAV of a Fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


      If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account. Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon request or if the Transfer Agent cannot honor a Check because of insufficient funds or other valid reason. Investors should date Checks with the current date when writing them. Please do not postdate Checks. If Checks are postdated, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


      Wire Redemption Privilege. Holders of Individual Accounts may redeem Fund shares by wire. By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you, or a

(PAGE)

representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds (minimum $1,000 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.


      To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."


      REINVESTMENT PRIVILEGE. (Dreyfus Premier Shares only) Upon written request, you may reinvest up to the number of Dreyfus Premier shares you have redeemed, within 45 days of redemption, at the then-prevailing NAV, or reinstate your account for the purpose of exercising Fund exchanges. Upon reinstatement, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

      TELETRANSFER PRIVILEGE. Holders of Individual Accounts may request by telephone that redemption proceeds be transferred between their Fund account and their bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Individual Accounts or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares - TeleTransfer Privilege."

      SIGNATURES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call 1-800-896-8167.


(PAGE)

      REDEMPTION COMMITMENT. The Trust has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trust's Trustees reserve the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as each Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

      SUSPENSION OF REDEMPTIONS. The right to redeem Fund shares may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets a Fund ordinarily utilizes is restricted or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (c) for such other periods as the SEC, by order, may permit to protect a Fund's shareholders.

                              SHAREHOLDER SERVICES

      GENERAL. The following shareholder services are available only to holders of Investor shares, Dreyfus Premier shares and certain Individual Account holders of MPAM shares.


       FUND EXCHANGES. Shareholders of MPAM shares and Investor shares can exchange shares of a class of a Fund worth $500 or more into shares of the same class of any other Fund, to the extent such shares are offered for sale in their state of residence. Shareholders of Dreyfus Premier shares can exchange shares of that class of a Dreyfus Premier Class Fund worth $500 or more into the Dreyfus Premier share class of another Dreyfus Premier Class Fund or into Class B shares of another fund managed by the Investment Adviser or its affiliates, to the extent such shares are offered for sale in their state of residence. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased. Shares of the funds purchased will be purchased on the basis of relative NAV per share.

       Dreyfus Premier shares subject to a CDSC also may be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Investment Adviser or its affiliates. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan.

(PAGE)

      To request an exchange, holders of MPAM Accounts must contact their account officer and holders of Individual Accounts, or their Agent acting on their behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the Fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-896-8167 for holders of MPAM shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. For Individual Accounts, shares being exchanged must have a current value of at least $500, and each Fund account, including those established through exchanges, must continue to meet the minimum account balance requirement of $10,000, with respect to MPAM shares and Investor shares, and $500, with respect to Dreyfus Premier shares. The ability to issue exchange instructions by telephone is given to all holders of Individual Accounts automatically, unless the account holder checks the relevant "No" box on the Account Application, indicating that this privilege is specifically refused. The Telephone Exchange Privilege may be established for an existing Individual Account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-896-8167 for holders of MPAM shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares, or by oral request from any of the authorized signatories on the account, also by calling 1-800-896-8167 for holders of MPAM shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. In addition, you may be subject to a higher CDSC if you exchange into any fund that has a higher CDSC than does a Dreyfus Premier Class Fund.


      Exchanges of a Fund's shares held by a tax-exempt retirement plan may be made only between the investor's retirement plan account in one Fund and such investor's retirement plan account in another Fund.


      Auto-Exchange Privilege (Individual Accounts only). The Auto-Exchange Privilege permits an investor to regularly purchase on a semi-monthly, monthly, quarterly or annual basis, in exchange for MPAM shares or Investor shares of a Fund, shares of the same class of another Fund of which the investor is a shareholder and, in exchange for Dreyfus Premier shares of a Dreyfus Premier Class Fund, shares of the same class of another Dreyfus Premier Class Fund or Class B shares of another fund managed by the Investment Adviser or its affiliates. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. This Privilege is available only for existing accounts. With respect to a Fund's shares held by a tax-exempt retirement plan, exchanges may be made only between the investor's retirement plan account in one Fund and such investor's retirement plan account in another Fund. Shares will be exchanged on the basis of relative NAV per share as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the

(PAGE)

amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRAs and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      The right to exercise this Privilege may be modified or canceled by a Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to MPAM Family of Funds, P.O. Box 9268, Boston, MA 02205-8502. A Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds eligible to participate in this Privilege, or to obtain an Exchange Authorization Form, holders of MPAM shares and Investor shares, please call toll free 1-800-896-8167 and holders of Dreyfus Premier shares, please call toll free 1-800-554-4611.


      Fund exchanges and the Auto-Exchange Privilege are available to holders of Individual Accounts resident in any state in which shares of a Fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations. The exchange of shares of one Fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt retirement plan) may realize a taxable gain or loss.

      The Funds reserve the right to reject any exchange request in whole or in part. The Fund's exchange service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


      AUTOMATIC ASSET BUILDER(R)(INDIVIDUAL ACCOUNTS ONLY). Automatic Asset Builder permits the holder of an Individual Account to purchase a Fund's shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. A Fund's shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-896-8167 for holders of MPAM shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to the MPAM Family of Funds, P.O. Box 9268, Boston, MA 02205-8502 and the notification will be effective three business days following receipt. A Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

      AUTOMATIC WITHDRAWAL PLAN (INDIVIDUAL ACCOUNTS ONLY). The Automatic Withdrawal Plan permits the holder of an Individual Account with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of a Fund's shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal

(PAGE)

Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-896-8167 for holders of MPAM shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent.

       No CDSC with respect to Dreyfus Premier shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Dreyfus Premier shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.

      Particular tax-exempt retirement plans may permit certain participants to establish an automatic withdrawal plan from such retirement plans. Participants should consult their retirement plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

      DIVIDEND OPTIONS (INDIVIDUAL ACCOUNTS ONLY). Dividend Sweep allows holders of Individual Accounts to invest automatically their dividends or dividends and other distributions, if any, from MPAM shares and Investor shares of a Fund in shares of the same class of another Fund, and from Dreyfus Premier shares of a Dreyfus Premier Class Fund into Dreyfus Premier shares of another Dreyfus Premier Class Fund or Class B shares of another fund managed by the Investment Adviser or its affiliates, of which the investor is a shareholder. The applicable CDSC, if any, will be imposed upon the redemption of such shares. Shares of such other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share.


      Dividend ACH permits holders of Individual Accounts to transfer electronically dividends or dividends and other distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


      For more information concerning these Privileges, or to request a Dividend Options Form, holders of Individual Accounts should call toll free 1-800-896-8167 for holders of MPAM shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. You may cancel these Privileges by mailing written notification to MPAM Family of Funds, P.O. Box 9268, Boston, MA 02205-8502. To select a new Fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for Individual Accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dividend Sweep. A Fund may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated.

      GOVERNMENT DIRECT DEPOSIT PRIVILEGE (INDIVIDUAL ACCOUNTS ONLY). Government Direct Deposit Privilege enables holders of Individual Accounts to purchase a Fund's shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically

(PAGE)

deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as a Fund, may be appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-896-8167 for holders of MPAM shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, a Fund may terminate your participation upon 30 days' notice to you.

      PAYROLL SAVINGS PLAN (INDIVIDUAL ACCOUNTS ONLY). Payroll Savings Plan permits holders of Individual Accounts to purchase a Fund's shares (minimum $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Fund account electronically through the ACH system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to the MPAM Family of Funds, P.O. Box 9268, Boston, MA 02205-8502. You may obtain the necessary authorization form by calling 1-800-896-8167 for holders of MPAM shares and Investor shares or 1-800-554-4611 for holders of Dreyfus Premier shares. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, the Investment Adviser, Dreyfus, the Funds, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan. A Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


                   ADDITIONAL INFORMATION ABOUT PURCHASES,
                            EXCHANGES AND REDEMPTIONS

      The Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if a Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, a Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may

(PAGE)

significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, a Fund will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. A Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to any automatic investment or withdrawal privilege described herein.

      During times of drastic economic or market conditions, a Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other Fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the Fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

                        DETERMINATION OF NET ASSET VALUE

      VALUATION OF PORTFOLIO SECURITIES. Each Fund's equity securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available.

      Debt securities are valued by an independent pricing service (the "Service") approved by the Trust's board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities valued by the Service are carried at fair value as determined by the Service, based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. Bid price is used when no asked price is available.

      Short-term investments may be carried at amortized cost, which approximates value.

      Expenses and fees, including the investment advisory fee and administration fee, are accrued daily and taken into account for the purpose of determining NAV.

      Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted

(PAGE)

on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Investment Adviser. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund's securities.

      Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

      New York Stock Exchange Closings. The holidays (as observed) on which the NYSE is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                   DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Distributions

      Each Fund usually pays its shareholders dividends from its net investment income as follows:

                         Fund                             Dividend Frequency


MPAM Large Cap Stock Fund                                       Monthly*
MPAM Income Stock Fund                                          Monthly*
MPAM Mid Cap Stock Fund                                         Annually
MPAM Small Cap Stock Fund                                       Annually
MPAM International Fund                                         Annually
MPAM Emerging Markets Fund                                      Annually
MPAM Bond Fund                                                  Monthly*
MPAM Intermediate Bond Fund                                     Monthly*
MPAM Short-Term U.S. Government Securities Fund                 Monthly*
MPAM National Intermediate Municipal Bond Fund                  Monthly**
MPAM National Short-Term Municipal Bond Fund                    Monthly**
MPAM Pennsylvania Intermediate Municipal Bond Fund              Monthly**
MPAM Massachusetts Intermediate Municipal Bond Fund             Monthly**
MPAM Balanced Fund                                              Monthly*


(PAGE)

------------------
* Each Fund usually declares dividends on the second-to-last business day of each month and pays dividends on the last business day of each month.

** Each Fund usually declares dividends daily and pays dividends on the last business day of each month.

      Each Fund distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses.

      A Fund will make distributions from net realized capital gains only if all its capital loss carryovers, if any, have been utilized or have expired. All expenses are accrued daily and deducted before the declaration of dividends to investors. Generally, shares purchased on a day on which a Fund calculates its NAV will begin to accrue dividends on that day, and redemption orders effected on any particular day will receive dividends declared only through the business day prior to the day of redemption.

      Holders of Individual Accounts may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV or to reinvest both dividends and other distributions in additional Fund shares at NAV. For Individual Accounts, dividends and other distributions will be reinvested in Fund shares unless the shareholder instructs the Fund otherwise. Holders of MPAM Accounts should contact their account officer for information on reinvestment of dividends and other distributions.

      If you elect to receive dividends and other distributions in cash, and your distribution check is returned to a Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


      Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the NAV of the shares below the cost of his or her investment. Such a dividend or other distribution would be a return on investment in an economic sense, although taxable (to the extent not tax-exempt) as stated under "Dividends, Other Distributions and Taxes" in the relevant MPAM and Investor Class Prospectus and Dreyfus Premier Class Prospectus.

      Taxes

      General. Each Fund is treated as a separate corporation for Federal income tax purposes. Dreyfus believes that each Fund, other than MPAM Massachusetts Intermediate Municipal Bond Fund, which had not commenced operations as of August 31, 2001, has qualified as a "regulated investment company" ("RIC") under the Code for the fiscal year ended August 31, 2001. Each Fund, other than MPAM Massachusetts Intermediate Municipal Bond Fund, intends to continue to qualify, and MPAM Massachusetts Intermediate Municipal Bond Fund intends to qualify, as a RIC under the Code so long as that qualification is in the best interests of its

(PAGE)

shareholders. Qualification as such will relieve a Fund of any liability for Federal income tax to the extent it distributes its net earnings and realized gains to its shareholders. To qualify for that treatment, a Fund (1) must distribute to its shareholders each taxable year at least 90% of its investment company taxable income (generally consisting of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions) in the case of a Municipal Bond Fund, at least 90% of the sum of that income plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), and (3) must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      If any Fund failed to qualify for treatment as a RIC for any taxable year,
(1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described below and distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) ("capital gain distributions"), as taxable dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      A Fund may be subject to a non-deductible 4% excise tax ("Excise Tax"), measured with respect to certain undistributed amounts of taxable investment income and capital gains.

      TAX CONSEQUENCES OF MUNICIPAL BOND FUNDS' DIVIDENDS. If a Municipal Bond Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code, it may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of its aggregate dividends (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for Federal income tax purposes, although the amount of those dividends must be reported on the recipient's Federal income tax return. Shareholders' treatment of dividends from a Municipal Bond Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

      Because the Municipal Bond Funds distribute exempt-interest dividends, interest on indebtedness incurred or continued by a shareholder to purchase or carry Fund shares is not deductible for Federal income tax purposes. If a shareholder receives any exempt-interest dividends with respect to Municipal Bond Fund shares held for six months or less, then any loss on the redemption or exchange of those shares will be disallowed to the extent of those exempt-interest dividends. In addition, (1) the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments, (2) the portion of an exempt-interest dividend paid by a Municipal Bond Fund that represents interest from private activity bonds may be

(PAGE)

taxable in the hands of a shareholder who is a "substantial user" of a facility financed by those bonds or a "related person" thereof (both as defined for Federal income tax purposes), and (3) some or all of a Municipal Bond Fund's dividends may be a Tax Preference Item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax. Shareholders should consult their own tax advisers as to whether they (1) are, or are related to, substantial users of a facility (as so defined) or (2) are subject to the Federal alternative minimum tax or any applicable state alternative minimum tax.

      Dividends paid by a Municipal Bond Fund derived from the interest income earned on any day are designated as tax-exempt in the same percentage of the day's dividend as the actual tax-exempt income bears to the total income earned that day. Thus, the percentage of the dividend designated as tax-exempt may vary from day to day. Similarly, dividends paid by a Municipal Bond Fund derived from interest income earned on a particular state's Municipal Obligations are designated as exempt from that state's taxation in the same percentage of the day's dividend as the actual interest on that state's Municipal Obligations bears to the total income earned that day.

      A Municipal Bond Fund may invest in bonds that are purchased, ordinarily not on their original issue, with "market discount" (that is, generally at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("market discount bonds"). Gain on the disposition of a market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of that treatment, a Municipal Bond Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

      TAX CONSEQUENCES OF OTHER DISTRIBUTIONS. Dividends paid by a Fund derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively "dividends"), are taxable to its U.S. shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund's net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) are taxable to its U.S. shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

      If a shareholder receives any capital gain distributions with respect to Fund shares held for six months or less, then any loss incurred on the redemption or exchange of those shares will be treated as a long-term capital loss to the extent of those capital gain distributions.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

(PAGE)

      The receipt of Fund distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and a Subchapter S corporation shareholder's Federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they are subject to those taxes.

      Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to dividends and other distributions, if any, paid during the year.

      A Fund must withhold and remit to the U.S. Treasury 30.5% of taxable dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, payable to any individual or certain other non-corporate shareholder if the shareholder fails to certify that the "TIN" furnished to the Fund is correct ("backup withholding"). Backup withholding at that rate also is required from a Fund's dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the Internal Revenue Service ("IRS") that the shareholder is subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or the shareholder has failed to properly report such income. A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on the record owner's Federal income tax return.

      A portion of the dividends paid by a Domestic Equity Fund or MPAM Balanced Fund, whether received in cash or reinvested in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

      TAX CONSEQUENCES OF CERTAIN INVESTMENTS. Dividends and interest received by a Fund, and gains realized thereby, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on those securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      Gains from the sale or other disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward contracts (collectively, "Derivatives") derived by a Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the

(PAGE)

following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Fund for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Gains and losses realized from portfolio transactions ordinarily will be treated as capital gains and losses. However, a portion of the gains and losses from the disposition of foreign currencies and certain non-U.S.-dollar-denominated securities (including debt instruments, certain financial Derivatives and certain preferred stock) may be treated as ordinary income and losses under section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Moreover, all or a portion of the gains realized from engaging in "conversion transactions" may be treated as ordinary income under section 1258 of the Code. "Conversion transactions" are defined to include certain Derivative and straddle transactions, transactions marketed or sold to produce capital gains and transactions described in Treasury regulations to be issued in the future.

      Under section 1256 of the Code, any gain or loss realized by a Fund from certain Derivatives will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise on exercise or lapse of those Derivatives as well as from closing transactions. In addition, any such Derivatives remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value (i.e., "marked-to-market"), resulting in additional gain or loss to the Fund characterized in the manner described above.

      Offsetting positions held by a Fund involving certain Derivatives may constitute "straddles," which are defined to include offsetting positions in actively traded personal

(PAGE)

property. In certain circumstances, the Code sections that govern the tax treatment of straddles override or modify sections 988 and 1256 of the Code. As such, all or a portion of any capital gain from certain straddle transactions may be recharacterized as ordinary income. If a Fund were treated as entering into straddles by reason of its engaging in certain Derivatives transactions, those straddles would be characterized as "mixed straddles" if the Derivatives comprising a part of the straddles were governed by section 1256 of the Code. Each Fund may make one or more elections with respect to mixed straddles. Depending on which election is made, if any, the results to a Fund may differ. If no election is made, then to the extent the straddle and conversion transaction rules apply to positions established by a Fund, losses realized by it will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of those rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss and long-term capital gains may be treated as short-term capital gains or ordinary income.

      If a Fund has an "appreciated financial position" generally, an interest (including an interest through a Derivative or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

      Investment by a Fund in securities issued at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and to distribute that income to satisfy the Distribution Requirement and avoid the Excise Tax. In that case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to make the necessary distribution.

      STATE AND LOCAL TAXES. Depending on the extent of a Fund's activities in states and localities in which it is deemed to be conducting business, it may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

(PAGE)


      FOREIGN SHAREHOLDERS - U.S. FEDERAL INCOME TAXATION. U.S. Federal income taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed generally below. Special U.S. Federal income tax rules that differ from those described below may apply to certain foreign persons who invest in a Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

      FOREIGN SHAREHOLDERS - DIVIDENDS. Dividends (other than exempt-interest dividends) distributed to a foreign shareholder whose ownership of Fund shares is not effectively connected with a U.S. trade or business carried on by the foreign shareholder ("effectively connected") generally will be subject to a U.S. Federal withholding tax of 30% (or lower treaty rate). If a foreign shareholder's ownership of Fund shares is effectively connected, however, then distributions to that shareholder will not be subject to such withholding and instead will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the Federal branch profits tax.


      Capital gains realized by foreign shareholders on the sale of Fund shares and capital gain distributions to them generally will not be subject to U.S. Federal income tax unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 30.5% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.


      Distributions paid by the Funds to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, those distributions may be subject to backup withholding, unless the foreign investor certifies his or her non-U.S. residency status.

      FOREIGN SHAREHOLDERS - ESTATE TAX. Foreign individuals generally are subject to U.S. Federal estate tax on their U.S. situs property, such as Fund shares, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.

                                    * * *

      The foregoing is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                             PORTFOLIO TRANSACTIONS

      All portfolio transactions of a Fund are placed on behalf of each Fund by the Investment Adviser. Debt securities purchased and sold by a Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. Each Fund will pay a spread or commissions in connection with such transactions. The Investment Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. The Investment Adviser also places transactions for other accounts that it provides with investment advice.

      Brokers and dealers involved in the execution of portfolio transactions on behalf of a Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, the Investment Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). The Investment Adviser may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon Bank if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Trust's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

      Brokers or dealers may be selected who provide brokerage and/or research services to a Fund and/or other accounts over which the Investment Adviser or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

      The receipt of research services from broker-dealers may be useful to the Investment Adviser in rendering investment management services to a Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of the Investment Adviser may be useful to the Investment Adviser in carrying out its obligations to the Fund. The receipt of such research services does not reduce the normal independent research activities of the Investment Adviser; however, it enables it to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

(PAGE)

      The Funds will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which an affiliate is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but are not subject to such limitations.

      Although the Investment Adviser manages other accounts in addition to the Funds, investment decisions for the Funds are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by the Investment Adviser. Simultaneous transactions may occur when several accounts are managed by the same Investment Adviser, particularly when the same investment instrument is suitable for the investment objective of more than one account.

      When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Investment Adviser to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Funds are concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions for the Funds. While the Trustees will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining the Investment Adviser as investment manager to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

      PORTFOLIO TURNOVER. While securities are purchased for a Fund on the basis of potential for obtaining the Fund's specific objective and not for short-term trading profits, a Fund's portfolio turnover rate may exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities held by a Fund were replaced once in a period of one year. A higher rate of portfolio turnover involves correspondingly greater transaction costs and other expenses that must be borne directly by the Funds and, thus, indirectly by their shareholders. In addition, a higher rate of portfolio turnover may result in the realization of larger amounts of short-term and/or long-term capital gains that, when distributed to the Fund's shareholders, are taxable to them at the then current rate. Nevertheless, securities transactions for the Funds will be based only upon investment considerations and will not be limited by any other considerations when the Investment Adviser deems its appropriate to make changes in the Funds' assets. The portfolio turnover rate for a Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. Portfolio turnover may vary from year to year as well as within a year.

      BROKERAGE TRANSACTIONS. For the period October 2, 2000 (commencement of operations) through August 31, 2001, each Fund, other than the Taxable Bond Funds and the Municipal Bond Funds, paid total brokerage commissions and had concessions on principal transactions, none of which were paid to the Distributor, as follows:

(PAGE)


                                        Total Brokerage     Concessions on
Funds                                   Commissions         Principal Transactions
-----                                   -----------         ----------------------
                                            ($)                    ($)

MPAM Large Cap Stock Fund                  2,595,659            214,044
MPAM Income Stock Fund                       804,168                -0-
MPAM Mid Cap Stock Fund                    1,097,661            206,630
MPAM Small Cap Stock Fund                    406,807             38,474
MPAM International Fund                      685,444                -0-
MPAM Emerging Markets Fund                   326,732                -0-
MPAM Balanced Fund                           236,776             16,296


       IPO ALLOCATIONS. (MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund and MPAM Small Cap Stock Fund only.) Under Mellon Bank's IPO allocation procedures, all portfolio managers seeking to participate in an IPO indicate their interest in the IPO, in writing, to the Trading Room at least 24 hours prior to the pricing of a deal.


      Portfolio managers may specify by account the minimum number of shares deemed to be an adequate allocation. Portfolio managers may not decline any allocation in excess of the minimum number of shares specified on the ground that too few shares are available, and will not receive an allocation of fewer than the minimum number of shares specified. De minimis adjustments may result in larger accounts participating in IPOs to a lesser extent than smaller accounts.

      Based on the indications of interest received by the portfolio managers, the Trading Room prepares an IPO Allocation Worksheet indicating an appropriate order size for each account, taking into consideration (i) the number of shares requested for each account; (ii) the relative size of each account; (iii) each account's investment objectives, style and portfolio composition, and (iv) any other factors that may lawfully be considered in allocating IPO shares among accounts.

      If there are insufficient securities to satisfy all orders as reflected on the IPO Allocation Worksheet, the Investment Advisers' allocation generally will be distributed among participating accounts pro rata on the basis of each account's order size. Any deviation from pro rata will be explained in writing on the IPO Allocation Worksheet and approved by the manager of equity trading.

      SOFT DOLLARS. Subject to the policy of seeking the best combination of price and execution, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called "soft dollar arrangements". Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

(PAGE)

      The services and products provided under these arrangements permit Dreyfus and its applicable affiliate to supplement their own research and analysis activities, and provide them with information from individuals and research staffs of many securities firms. For this purpose, the "applicable affiliate" is Mellon Bank in the case of the Domestic Equity Funds and the equity portion of MPAM Balanced Fund, The Boston Company Asset Management in the case of the International Equity Funds, and Boston Safe in the case of the Taxable Bond Funds and the fixed income portion of MPAM Balanced Fund.

      Some of the research products or services received by Dreyfus and its applicable affiliate may have both a research function and a non-research administrative function (a "mixed use"). If Dreyfus or its applicable affiliate determines that any research product or service has a mixed use, Dreyfus or its applicable affiliate will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that is determined to assist in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by Dreyfus or its applicable affiliate in hard dollars. Any such allocation may create a conflict of interest for Dreyfus or its applicable affiliate.

      Dreyfus and its applicable affiliate generally consider the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and each attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind Dreyfus or its applicable affiliate to compensate the selected brokerage firm for research provided. Dreyfus and its applicable affiliate endeavor to direct sufficient commissions to broker/dealers that have provided them with research to ensure continued receipt of research they believe is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

      Dreyfus or its applicable affiliate may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to Dreyfus or its applicable affiliate in providing investment advice to any of the funds or clients they advise. Likewise, information made available to Dreyfus or its applicable affiliate from brokerage firms effecting securities transactions for the Funds may be utilized on behalf of another fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by the Funds and the indirect benefits received by the Funds.


      For the period October 2, 2000 (commencement of operations) through August 31, 2001, the aggregate amounts of transactions for the Funds, other than MPAM Massachusetts Intermediate Municipal Bond Fund, which had not commenced operations as of August 31, 2001, in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:


(PAGE)

                                              Transaction      Commissions and
Funds                                         Amount           Concessions
-----                                         ------           -----------
                                                 ($)               ($)

MPAM Large Cap Stock Fund                      1,799,444.40     102,222.60
MPAM Income Stock Fund                           542,179.74      18,337.20
MPAM Mid Cap Stock Fund                          786,244.04      34,415.40
MPAM Small Cap Stock Fund                        322,123.40       8,557.20
MPAM International Fund                       10,655,175.00      24,234.00
MPAM Emerging Markets Fund                     5,548,111.00      24,297.00
MPAM Bond Fund                                25,602,052.04       9,724.25
MPAM Intermediate Bond Fund                   24,842,064.70      10,665.75
MPAM Short-Term U. S.                               -0-              -
    Government Securities Fund
MPAM National Intermediate                          -0-              -
    Municipal Bond Fund
MPAM National Short-Term                            -0-              -
    Municipal Bond Fund
MPAM Pennsylvania Intermediate                      -0-              -
    Municipal Bond Fund
MPAM Balanced Fund                             7,803,446.46      11,199.20

      REGULAR BROKER-DEALERS. A Fund may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or
(iii) sold the largest dollar amount of the Fund's securities. The following is a list of each Fund that acquired securities of its regular brokers or dealers for the period October 2, 2000 (commencement of operations) through August 31, 2001, the issuer of the securities and the aggregate value per issuer, as of August 31, 2001, of such securities:

      MPAM Large Cap Fund - Lehman Brothers Inc., $9,213,000, Morgan Stanley Dean Witter & Co., $4,935,000 and Salomon Smith Barney Inc., $20, 975,000; MPAM Mid Cap Stock Fund - Salomon Smith Barney Inc., $32,580,000; MPAM Small Cap Stock Fund - Salomon Smith Barney Inc., $6,150,000; MPAM International Fund - Salomon Smith Barney Inc., $10,700; MPAM Emerging Markets Fund - Salomon Smith Barney Inc., $2,200,000; MPAM Balanced Fund - Lehman Brothers Inc., $1,705,000, Morgan Stanley Dean Witter & Co., $432,000 and Salomon Smith Barney Inc., $6,030,000; MPAM Bond Fund - Lehman Brothers Inc., $2,949,000 and J. P. Morgan Chase & Co., $17,339,000; MPAM Intermediate Bond Fund - Lehman Brothers Inc., $2,324,000, Bear, Stearns & Co. Inc., $1,175,000, J. P. Morgan Chase & Co., $1,817,000, Morgan Stanley Dean Witter & Co., $1,690,000 and Salomon Smith Barney Inc., $4,475,000 and MPAM Short-Term U. S. Government Securities Fund - Salomon Smith Barney Inc., $837,000.

(PAGE)

                             PERFORMANCE INFORMATION


      The following information supplements and should be read in conjunction with the section of the relevant MPAM and Investor Class Prospectus and Dreyfus Premier Class Prospectus entitled "Past Performance" for each Fund. Past performance is no guarantee of future results

       It is currently contemplated that before MPAM Massachusetts Intermediate Municipal Bond Fund commences operations, substantially all of the assets of the Premier Massachusetts Fund will be transferred to the Fund in a tax-free reorganization. Because MPAM Massachusetts Intermediate Municipal Bond Fund did not commence operations as of the date of this SAI, it does not have its own performance record. All performance information presented for that Fund represents the performance of the Premier Massachusetts Fund.

       The average annual total return and total return for MPAM shares, and the aggregate total return for Investor shares, of the Funds indicated below as of February 28, 2002 for the periods indicated, were as follows:


                              Average Annual   Average Annual       Total       Aggregate
                               Total Return     Total Return       Return -   Total Return -
                                 One Year -   Since Inception -     MPAM        Investor
 Funds                          MPAM shares     MPAM shares1       shares1      shares2
 -----                        --------------  -----------------    --------   ---------------
                                     (%)            (%)            (%)           (%)
MPAM Large Cap Stock Fund
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares
MPAM Income Stock Fund
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares
MPAM Mid Cap Stock Fund3
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares
MPAM Small Cap Stock Fund
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares

--------------------------

1    From October 2, 2000 (commencement of operations) through February 28,
     2002.
2    From July 11, 2001 (date the Funds began offering Investor shares) through
     February 28, 2002.
3 As a new class, performance information is not included for Dreyfus Premier shares.



(Page)



                              Average Annual   Average Annual       Total       Aggregate
                               Total Return     Total Return       Return -   Total Return -
                                 One Year -   Since Inception -     MPAM        Investor
 Funds                          MPAM shares     MPAM shares1       shares1      shares2
 -----                        --------------  -----------------    --------   ---------------
                                  %              %                   %              %
MPAM International Fund
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares
MPAM Emerging Markets Fund
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares
MPAM Bond Fund
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares
MPAM Intermediate Bond Fund
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares
MPAM Short-Term U.S.
  Government Securities Fund
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares
MPAM National Intermediate
  Municipal Bond Fund3
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares

--------------------------
1    From October 2, 2000 (commencement of operations) through February 28,
     2002.
2    From July 11, 2001 (date the Funds began offering Investor shares) through
     February 28, 2002.
3    As a new class, performance information is not included for Dreyfus Premier shares.

(Page)






                              Average Annual   Average Annual       Total       Aggregate
                               Total Return     Total Return       Return -   Total Return -
                                 One Year -   Since Inception -     MPAM        Investor
 Funds                          MPAM shares     MPAM shares1       shares1      shares2
 -----                        --------------  -----------------    --------   ---------------

MPAM National Short-Term
  Municipal Bond Fund
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares
MPAM Pennsylvania
  Intermediate Municipal Bond
  Fund
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares
MPAM Balanced Fund
  Returns before taxes
  Returns after taxes on                                              N/A           N/A
  distributions
  Returns after taxes on                                              N/A           N/A
  distributions and sale of
  fund shares

-------------------------
1    From October 2, 2000 (commencement of operations) through February 28,
     2002.
2    From July 11, 2001 (date the Funds began offering Investor shares) through
     February 28, 2002.

       The average annual total return and total return for MPAM shares, Investor shares and Dreyfus Premier shares of MPAM Massachusetts Intermediate Municipal Bond Fund, which represent the performance of the Class R, Class A and Class B shares, respectively, of the Premier Massachusetts Fund as of December 31, 2001 for the periods indicated were as follows:




                          Average Annual  Average Annual  Average Annual
MPAM Massachusetts         Total Return    Total Return   Total Return       Total Return
Intermediate Municipal      One Year       Five Years     Ten Years          Since Inception
Bond Fund1                    (%)             (%)             (%)                (%)
----------------------   --------------- --------------   ---------------    ---------------

MPAM shares2                    __              ___            ___                 ___
Investor shares3                ___             ___            ___           __ (giving
                                                                             effect to the
                                                                             applicable
                                                                             sales load)
                                                                             ___ (without
                               N/A             N/A            N/A            giving effect
                                                                             to the
                                                                             applicable
                                                                             sales load)
(PAGE)

Dreyfus Premier shares4
Returns before taxes            ___             ___            ___           __ (giving
                                                                             effect to the
                                                                             applicable
                                                                             CDSC)
                                N/A             N/A            N/A           __ (without
                                                                             giving effect
                                                                             to the
                                                                             applicable
                                                                             CDSC)
Returns after taxes on                                                             N/A
distributions

Returns after taxes on                                                             N/A
distributions and sale
of fund shares


------------------
1 MPAM Massachusetts Intermediate Municipal Bond Fund has a fiscal year end of August 31st.
2 Reflects the performance of Class R shares of the Premier Massachusetts Fund for the applicable period from February 1, 1993 (inception of Class R) through December 31, 2001.
3 Reflects the performance of Class A shares of the Premier Massachusetts Fund for the applicable period from September 24, 1985 (inception of Class
     A) through December 31, 2001. The average annual total return figures shown assume that the maximum sales load has been deducted from an investor's initial investment in such Class A shares at the time of purchase. The total return figures shown assume that the maximum sales load has been deducted from an investor's initial investment in such Class A shares at the time of purchase and that no sales load has been deducted from an investor's initial investment in such Class A shares at the time of purchase, respectively. 4Reflects the performance of Class B shares of the Premier Massachusetts Fund for the applicable period from December 28, 1994 (inception of Class B) through December 31, 2001. The average annual total return figures shown assume that the maximum applicable CDSC has been paid upon an investor's redemption of such Class B shares at the end of the period. The total return figures shown assume that the maximum applicable CDSC has been paid upon an investor's redemption of such Class B shares at the end of the period and that no CDSC has been paid upon an investor's redemption of such Class B shares at the end of the period, respectively.

       Performance for each share class will vary due to differences in expenses.

       As explained in the MPAM and Investor Class Prospectus with respect to MPAM Large Cap Stock Fund, MPAM Income Stock Fund, MPAM Mid Cap Stock Fund, MPAM Small Cap Stock Fund, MPAM International Fund, MPAM Bond Fund, MPAM Intermediate Bond Fund, MPAM National Intermediate Municipal Bond Fund, MPAM National Short-Term Municipal Bond Fund and MPAM Pennsylvania Intermediate Municipal Bond Fund, before each such Fund commenced operations, substantially all of the assets of one or more predecessor common trust funds (CTFs) that, in all material respects (except as described in the MPAM and Investor Class Prospectus), had the same investment objective, policies, guidelines and restrictions as the corresponding Fund were transferred to the Fund. The performance of the MPAM shares of each of those Funds, other than MPAM Large Cap Stock Fund, MPAM Income Stock Fund and MPAM Mid Cap Stock Fund, represents the performance of the predecessor CTF through October 1, 2000, adjusted to reflect the corresponding Fund's expenses incurred for its most recent fiscal year (net of any applicable expense waiver/reimbursement by Mellon Bank), and the performance of the Funds' MPAM shares thereafter. The performance of the MPAM shares of MPAM Large Cap Stock Fund, MPAM Income Stock Fund and MPAM Mid Cap Stock Fund represents the performance of the predecessor CTF through

(PAGE)

October 1, 2000, adjusted to reflect the corresponding Fund's expenses as they were estimated prior to the conversion of the CTF into the corresponding Fund, and the performance of the Funds' MPAM shares thereafter.

     Average annual total returns for MPAM shares of the Funds indicated for the periods ended February 28, 2002 were as follows:




                                 Average         Average        Average Annual
                               Annual Total    Annual Total    Total Return for
                               Return for      Return for       10 Years or        Inception
Funds                            1 Year         5 Years        Since Inception       Date
-----                         --------------   ------------    ----------------    ---------
                                  (%)              (%)               (%)

MPAM Large Cap Stock Fund1                                                             1/1/85

MPAM Income Stock Fund1                                                                1/1/85

MPAM Mid Cap Stock Fund1                                                               1/1/85

MPAM Small Cap Stock Fund1                                                             1/1/98

MPAM International Fund1                                                               7/15/98

MPAM Bond Fund1                                                                        1/1/87

MPAM Intermediate Bond Fund1                                                           1/1/87

MPAM Short-Term U.S.                                                                   1/1/87
    Government Securities Fund1

MPAM National Intermediate                                                             1/1/87
    Municipal Bond Fund1

MPAM Pennsylvania Intermediate                                                         1/1/87
Municipal Bond Fund1

---------------------
1   Reflects the performance of the Fund's predecessor CTF through 10/1/00.

       Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price, in the case of Class A shares of the Premier Massachusetts Fund) per share with a hypothetical $1,000 payment made

(PAGE)

at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. The average annual total return figures for a class calculated in accordance with such formula assume that, in the case of Class A shares of the Premier Massachusetts Fund, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Dreyfus Premier shares, the maximum applicable CDSC has been paid upon redemption at the end of the period.

       Total return is calculated by subtracting the NAV (maximum offering price, in the case of Class A shares of the Premier Massachusetts Fund) of a Fund share at the beginning of a stated period from the NAV (maximum offering price, in the case of Class A shares of the Premier Massachusetts Fund) at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period and any applicable CDSC), and dividing the result by the NAV (maximum offering price, in the case of Class A shares of the Premier Massachusetts Fund) at the beginning of the period. Total return also may be calculated based on the NAV of a Fund share at the beginning of the period, for Class A shares of the Premier Massachusetts Fund, or without giving effect to any applicable CDSC at the end of the period, for Dreyfus Premier shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to such Class A shares or any applicable CDSC with respect to Dreyfus Premier shares, which, if reflected, would reduce the performance quoted.

      The current yield (expressed as a percentage) for the 30-day period ended February 28, 2002 for MPAM shares and Investor shares of the Taxable Bond Funds and the Municipal Bond Funds, other than MPAM Massachusetts Intermediate Municipal Bond Fund, and for MPAM shares, Investor shares and Dreyfus Premier shares of MPAM Massachusetts Intermediate Municipal Bond Fund for the 30-day period ended December 31, 2001, was as follows:


                                                 Current         Net of Absorbed
Taxable Bond Funds                               Yield (%)       Expenses1 (%)
------------------                             --------------    ---------------

MPAM Bond Fund
    MPAM shares
    Investor shares
MPAM Intermediate Bond Fund
    MPAM shares
    Investor shares
MPAM Short-Term U.S. Government Securities Fund
    MPAM shares
    Investor shares

-----------------------
1This column sets forth the current yield had certain expenses for the indicated Funds not been absorbed.


(Page)


                                                   Current       Net of Absorbed
Municipal Bond Funds                               Yield (%)     Expenses1 (%)
--------------------                             --------------  ---------------

MPAM National Intermediate Municipal Bond Fund
    MPAM shares
    Investor shares
MPAM National Short-Term Municipal Bond Fund
    MPAM shares
    Investor shares
MPAM Pennsylvania Intermediate Municipal Bond Fund
    MPAM shares
    Investor shares
MPAM Massachusetts Intermediate Municipal Bond
Fund
    MPAM shares2, 5
    Investor shares3, 5
    Dreyfus Premier shares4, 5

---------------------
1 This column sets forth the current yield had certain expenses for the indicated Funds not been absorbed.
2   Reflects the performance of Class R shares of the Premier Massachusetts
    Fund.
3   Reflects the performance of Class A shares of the Premier Massachusetts
    Fund.
4   Reflects the performance of Class B shares of the Premier Massachusetts
    Fund.
5 MPAM Massachusetts Intermediate Municipal Bond Fund has a fiscal year end of August 31st.

       The tax equivalent yield (expressed as a percentage) for the 30-day period ended February 28, 2002 for MPAM shares and Investor shares of the Municipal Bond Funds, other than MPAM Massachusetts Intermediate Municipal Bond Fund, and for MPAM shares, Investor shares and Dreyfus Premier shares of MPAM Massachusetts Intermediate Municipal Bond Fund for the 30-day period ended December 31, 2001, was as follows:


                                                          Tax         Net
                                                   Tax    Equivalent  Absorbed
Municipal Bond Funds                               Rate   Yield       Expenses1
--------------------                               ----   ---------- ----------
                                                   (%)       (%)         (%)
MPAM National Intermediate Municipal Bond Fund
    MPAM shares                                    39.10                -
    Investor shares                                39.10                -
MPAM National Short-Term Municipal Bond Fund
    MPAM shares                                    39.10
    Investor shares                                39.10
-----------------------
1 This column sets forth the tax equivalent yield had certain expenses for the indicated Fund not been absorbed.

(PAGE)


                                                           Tax         Net
                                                   Tax     Equivalent  Absorbed
Municipal Bond Funds                               Rate    Yield       Expenses1
--------------------                               ----    ----------- ---------
MPAM Pennsylvania Intermediate Municipal Bond
Fund2                                              40.81                 -
    MPAM shares                                    40.81                 -
    Investor shares
MPAM Massachusetts Intermediate Municipal Bond
Fund3                                              42.51%
    MPAM shares4, 7                                42.51%
    Investor shares5, 7                            42.51%
    Dreyfus Premier shares6, 7

-----------------------
1This column sets forth the tax equivalent yield had certain expenses for the indicated Fund not been absorbed.
2 Example assumes a Federal marginal tax rate of 39.10% and a Pennsylvania marginal tax rate of 2.80% (combined effective rate of 40.81%).
3Example assumes a Federal marginal tax rate of 39.10% and a Massachusetts marginal tax rate of 5.60% (combined effective rate of 42.51%). 4Reflects the performance of Class R shares of the Premier Massachusetts Fund. 5Reflects the performance of Class A shares of the Premier Massachusetts Fund. 6Reflects the performance of Class B shares of the Premier Massachusetts Fund. 7MPAM Massachusetts Intermediate Municipal Bond Fund has a fiscal year end of
 August 31st.


      Yields are computed by using standardized methods of calculation required by the SEC. Yields are calculated by dividing the net investment income per share earned during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b +1)6 -1]
                                       ---
                                       cd

      Where:    a = dividends and interest earned during the period;
                b = expenses accrued for the period (net of reimbursements); c = average daily number of shares outstanding during the period that
                   were entitled to receive dividends; and
                d = maximum offering price per share on the last day of the period.

      Yield information may be useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' portfolios, portfolio maturity, operating expenses and market conditions. The Funds' yields and total returns will also be affected if the Investment Adviser, Mellon Bank, or an affiliate waives any portion of otherwise applicable fees.

(PAGE)

      A Fund's net investment income may change in response to fluctuations in interest rates and the expenses of the Fund. Consequently, any given performance quotation should not be considered as representative of a Fund's performance for any specified period in the future.

      For the purpose of determining the interest earned on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

      A Fund's equivalent taxable yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.

      The tax equivalent yield noted above represents the application of the highest marginal personal tax rates currently in effect. For Federal personal income tax purposes, a 39.10% tax rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      Investors should recognize that in periods of declining interest rates a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.


       From time to time, the after-tax returns of the Funds may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment. After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by a Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.


      Performance information for a Fund may be compared in reports and promotional literature to indexes including, but not limited to: (i) the S&P 500; (ii) the Russell 1000 Value Index; (iii) the S&P MidCap 400; (iv) S&P SmallCap 600; (v) Lehman Brothers Aggregate Bond Index; (vi) Lehman Brothers Intermediate Government/Corporate Bond Index; (vii) Lehman 1-3 Year U.S. Government Index; (viii) Lehman Brothers 7-Year Municipal Bond

(PAGE)

Index; (ix) the Morgan Stanley Capital International (MSCI) Europe,
Australasia, Far East (EAFE) Index; (x) the Morgan Stanley Capital International Emerging Markets (Free) Index or other appropriate unmanaged domestic or foreign indices of performance of various types of investments so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (xi) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; (xii) the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the respective Fund; and (xiii) products managed by a universe of money managers with similar country allocation and performance objectives. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. From time to time, advertising materials for a Fund may refer to Morningstar ratings and related analyses supporting the rating.

      Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S, FINANCIAL PLANNING, FINANCIAL PLANNING ON WALL STREET, CERTIFIED FINANCIAL PLANNER TODAY, INVESTMENT ADVISOR, KIPLINGER'S, SMART MONEY and similar publications may also be used in comparing a Fund's performance. Furthermore, a Fund may quote its yields in advertisements or in shareholder reports. Advertisements for MPAM Mid Cap Stock Fund and MPAM Small Cap Stock Fund also may discuss the potential benefits and risks of small- and mid-cap investing.

      From time to time, advertising material for a Fund may also include: (i) biographical information relating to its portfolio manager and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors; (ii) information concerning retirement and investing for retirement, including statistical data or general discussions about the growth and development of the Investment Adviser and its affiliates (including in terms of new customers, assets under management and market share) and their presence in the defined contribution plan market; (iii) the approximate number of then current Fund shareholders; and (iv) references to a Fund's quantitative, disciplined approach to stock market investing and the number of stocks analyzed by the Investment Adviser.

      From time to time, advertising materials may refer to studies performed by Dreyfus or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study (1996-1997)" or other such studies.

      From time to time, a Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of a Fund's past or future performance.

(PAGE)

                      INFORMATION ABOUT THE TRUST AND FUNDS

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights in liquidation. Fund shares have a par value of $.001 per share, have no preemptive or subscription rights, and are freely transferable.

      The Trust is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio, or, where matters affect different classes of a portfolio differently, by class. The Trustees have authority to create an unlimited number of shares of beneficial interest, par value $.001 per share, in separate series. The Trustees have authority to create additional series at any time in the future without shareholder approval.

      On each matter submitted to a vote of the shareholders, all shares of each Fund shall vote together, except as to any matter for which a separate vote of any Fund is required by 1940 Act and except as to any matter which affects the interests of particular Funds or classes differently, in which case the holders of shares of the one or more affected Funds or classes shall be entitled to vote separately.

      The assets received by the Trust for the issue or sale of shares of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund, and are attributed to the applicable class thereof, and constitute the underlying assets of such Fund. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund shall be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the relative sizes of the Funds and the relative difficulty in administering each Fund. Each share of each Fund represents an equal proportionate interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders thereof are entitled to share pro rata in the net assets belonging to that Fund, attributable to their class, and available for distribution.

      The Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by a vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purposes of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

(PAGE)

      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility which the Investment Adviser believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of each Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of such Fund.

                              FINANCIAL STATEMENTS

      The Funds will send annual and semi-annual financial statements to all of its shareholders of record.

                        COUNSEL AND INDEPENDENT AUDITORS


      Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C., 20036-1800, has passed upon the legality of the shares offered by the MPAM and Investor Class Prospectus, Dreyfus Premier Class Prospectus and this SAI.


      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, serves as counsel to the non-interested Trustees of the Trust.


      ________, 757 Third Avenue, New York, NY 10017, was appointed by the Trustees to serve as the Funds' independent auditors, providing audit services including (1) examination of the annual financial statements (2) assistance, review and consultation in connection with SEC filings (3) and review of the annual Federal income tax return filed on behalf of the Funds.



(Page)




                                   APPENDIX A

                             Risk Factors--Investing
                      In Pennsylvania Municipal Obligations

      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offering of the Commonwealth of Pennsylvania (the "Commonwealth") and various local agencies, available as of the date of this Statement of Additional Information. While the Fund has not independently verified such information, it was no reason to believe that such information is not correct in all material respects.

      GENERAL. Pennsylvania historically has been dependent on heavy industry, although declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy over the last thirty years. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

      In 2000, the population of Pennsylvania was 12.28 million. According to the U.S. Bureau of the Census, Pennsylvania experienced an increase from the 1990 estimate of 11.90 million. Pennsylvania has a high proportion of persons between 45 and 65 years old and is highly urbanized, with 79% of the 1990 census population residing in the 15 Metropolitan Statistical Areas of the Commonwealth. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise almost 44% of the Commonwealth's total population.

      The Commonwealth's workforce is estimated at 5.6 million people. Pennsylvania's average annual unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the rate to rise to 7.0% in 1991 and 7.6% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 4.4% in 1999. From 1994 through 1999, Pennsylvania's annual average unemployment rate was below that of the Middle Atlantic Region, but slightly higher than that of the United States as a whole. As of November 2000, the seasonally adjusted unemployment rate for the Commonwealth was 4.2%.

      Personal income in the Commonwealth for 1999 was $343.9 billion, an increase of 4.3% over the previous year. During the same period, national personal income increased at a rate of 5.8%.

      PHILADELPHIA. The City of Philadelphia is the largest city in the Commonwealth. Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was created by Commonwealth legislation in June 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. At this time,

(PAGE)

Philadelphia is operating under a five year fiscal plan approved by PICA on May 16, 2000.

      PICA had $959.4 million in special tax revenue bonds outstanding as of June 30, 2000. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

      FINANCIAL ACCOUNTING. Pennsylvania utilizes the fund method of accounting, and over 110 funds have been established and currently exist for the purpose of recording receipts and disbursements, of which the General Fund is the largest. The majority of the operating and administrative expenses of the Commonwealth are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles and, except for one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities, all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions for payment of their operating and administrative costs. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, Environmental Stewardship, State Racing and State Lottery Funds. Some of these special revenue funds are required to transfer excess revenues to the General Fund and some receive funding, in addition to their specified revenues, through appropriations from the General Fund.

      The Commonwealth is one of 46 states that settled certain smoking-related litigation in a November 1998 master settlement agreement with participating tobacco product manufacturers (the "MSA"). Under the MSA the Commonwealth is entitled to receive a portion of payments made pursuant to the MSA by tobacco product manufacturers participating in the MSA. As of November 30, 2000, the Commonwealth received approximately $465 million in payments under the MSA. The Governor proposed legislation establishing a special revenue fund to account for the receipt and disbursement of these funds and the programs to be funded by these amounts. The General Assembly has yet to act on any legislation regarding the creation of a special revenue fund or the programs to be funded by it. Currently, the MSA payments are being deposited in the General Fund in a restricted account.

      The Tax Stabilization Reserve Fund was established in 1986 and provided with initial funding from General Fund appropriations. The Tax Stabilization Reserve Fund receives 15% of any budgetary basis fiscal year-end surplus of the General Fund and all proceeds from the disposition of assets of the Commonwealth not designated for deposit elsewhere. It is to be used for emergencies threatening the health, safety or welfare of citizens or to offset unanticipated revenue shortfalls due to economic downturns. Assets of the fund may be used upon recommendation by the Governor and an approving vote by two-thirds of the members of each house of the General Assembly. The fund balance was $1,097 million as of June 30, 2000. For GAAP reporting purposes, the Tax Stabilization Reserve Fund is reported as a fund balance reservation under this General Fund category. Prior to fiscal 1999, the Tax Stabilization Reserve Fund was reported as a designation of the General Fund unreserved balance.

      The Commonwealth maintains trust and agency funds that are used to administer funds received pursuant to a specific bequest or as an agent for other governmental units or individuals.

(PAGE)

      Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

      In addition, the Commonwealth maintains funds classified as working capital, bond and sinking funds for specified purposes.

      Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). The Commonwealth also prepares financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

      The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

      Assets in the Commonwealth's governmental fund types rose during fiscal 2000 by 22.3% to $11,297.1 million. Liabilities for the governmental fund types during fiscal 2000 increased by 14.1% to $4,660.6 million. A larger gain in assets than in liabilities during fiscal 2000 for governmental fund types produced a 28.8% increase in equity and other credits at June 30, 2000. Equity and other credits at the end of fiscal 2000 totaled $6,636.5 million, up from $5,151.8 million at the end of fiscal 1999. The five-year period ending with fiscal 2000 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an average annual rate of 5.5% during the five-year period. Taxes, the largest revenue source, increased at an average annual rate of 5.0% during the five-year period. License and fee revenues rose at a 9.5% average annual rate, largely because of various motor vehicle fee increases effective for fiscal 1998. Other revenues, mostly charges for sales and services and investment income, increased at an average annual rate of 20.3% during the period. Expenditure and other uses during the fiscal 1996 through fiscal 2000 period rose at a 4.5% average annual rate, led by a 17.3% average annual increase for economic development and assistance costs. These costs have increased rapidly during the past two fiscal years due to efforts to expand the use of business financing tools that can attract private investment and jobs. Public health and welfare programs, the largest single category of expenditures, have experienced a 4.8% average annual increase for expenditures, slightly above the average for total expenditures. Capital outlay has increased by an annual average rate of 16.4% percent during the five-year period. Increased amounts committed to community and economic development projects through the capital budget are largely responsible for the growth rate.

(PAGE)

      Revenues and Expenditures. Tax revenues constitute approximately 98% of Commonwealth revenues in the General Fund; the major tax sources for the General Fund of the Commonwealth are the sales tax, the personal income tax, the corporate net income tax and the capital stock and franchise tax, which in the aggregate producing over 85% of General Fund tax revenues. The major tax sources for the General Fund are the 6% sales tax (35.6% of General Fund revenues in fiscal 2000), the 2.8% personal income tax (35.9% of General Fund revenues in fiscal 2000) and the 9.99% corporate net income tax (9.5% of General Fund revenues in fiscal 2000). Tax and fee revenues relating to motor fuels and vehicles are required by the Constitution to be used only for highway purposes. Most Federal and state revenues designated for transportation programs and tax revenues relating to aviation fuels are also deposited in the Motor License Fund. Revenues from lottery ticket sales and lottery licenses and fees are deposited in the State Lottery Fund and are reserved by statute for programs benefiting the elderly in Pennsylvania.

      Pennsylvania's major expenditures include funding for education (over $8.38 billion budgeted for fiscal 2001, an increase of 4.8% over fiscal 2000) and public health and human services ($16.2 billion for budgeted fiscal 2001, an increase of 2.8% over fiscal 2000).

GENERAL FUND: FINANCIAL CONDITION/RESULTS OF OPERATIONS.

      Five Year Overview (GAAP Basis). During the five-year period from fiscal 1996 through fiscal 2000, revenues and other sources increased by an average 5.9% annually. Tax revenues during this same period increased by an annual average of 5.1%. The largest growth rate during the five year period was for other revenues. Those revenues increased at an average annual rate of 24.7%. Increases in charges for sales and services and in investment income constitute the largest portion of other revenues and are the principal reason for this rate of growth. Expenditures and other uses during the fiscal 1996 through fiscal 2000 period rose at an average annual rate of 4.6%. Program costs for economic development and assistance increased an average 19.9% annually, the largest growth rate of all programs. Protection of persons and property programs increased by an average annual rate of 5.8%. This rate of increase is lower than in prior fiscal years as the costs to staff and operate expanded prison facilities are growing more slowly than before. Public health and welfare program costs increased at a 4.8% average annual rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs. Beginning with fiscal 1999, the Tax Stabilization Reserve Fund and certain other amounts previously reported as unreserved-designated in the fund balance were reclassified to the reserved for advances and other category to more accurately reflect their status.

      The fund balance at June 30, 2000 totaled $4,263.6 million, an increase of $1,400.2 million over the $2,863.4 million balance at June 30, 1999. The fiscal 2000 year-end unreserved-undesignated balance of $1,700.1 million is the largest such balance recorded since audited GAAP reporting was instituted in 1984 for the Commonwealth.

      Fiscal 1998 Financial Results (GAAP Basis). For fiscal 1998, assets increased $705.1 million and liabilities rose by $111.1 million. These changes contributed to a $310.3 million rise in the undesignated-unreserved balance for June 30, 1998 to $497.6 million. Fiscal 1998 total

(PAGE)

revenues and other sources rose 4.3% led by an 11.1% increase in other revenues, largely charges for sales and services and investment income. Tax revenues rose 4.2%. Expenditures and other uses during fiscal 1998 rose by 4.5% over the prior fiscal year. Program areas with the largest percentage increase for the fiscal year were economic development and assistance (21.3%), transportation (19.3%) and general government (14.3%). A temporary decline in general government expenditures for fiscal 1997 due to lower expenditures for the Commonwealth's self-insured worker's compensation program causes the percentage increase for general government expenditures for fiscal 1998 to be exaggerated.

      FISCAL 1998 FINANCIAL RESULTS (BUDGETARY BASIS). Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to transfers to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds and by slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of 15% of the ending unappropriated surplus balance, plus an additional $150.0 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, as of the end of the 1998 fiscal year the balance in the Tax Stabilization Reserve Fund exceeded $668.0 million and represented 3.7% of fiscal 1998 revenues. Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, or $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Personal income tax collections were $416.6 million over estimate representing an 8.5% increase over fiscal 1997 receipts. Sales and use tax receipts were $6.2 million over estimate representing a 1.9% increase. Aggregate receipts from corporate taxes also exceeded the estimate for the fiscal year. Non-tax revenues were $27.5 million (8.6%) over estimate, mostly due to greater than anticipated interest earnings for the fiscal year. Reserves established during fiscal 1998 for tax refunds totaled $910 million. This amount is a $370 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5% due to a change in which tax refund liabilities are recognized on a Budgetary basis. Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million, an increase of 4.5% over fiscal 1997 appropriation expenditures.

      FISCAL 1999 FINANCIAL RESULTS (GAAP BASIS). For fiscal 1999, assets increased $1,024 million, 20.6% over the prior fiscal year. An increase of $1,118 million of temporary investments represented the largest asset increase for the period. Liabilities rose $119.5 million representing a 4% increase over the prior period. The increase of assets over liabilities for fiscal 1999 caused the fund balance as of June 30, 1999 to increase by $904.5 million over the fund balance as of June 30, 1998. The total fund balance as of June 30, 1999 was $2,863.4 million.

      The increase in fund balance resulted from a $2,057.4 million increase in revenues and other sources offset by $1,766.8 million of higher expenditures, other uses and equity transfers. Tax revenues increased 4.2% for the fiscal year while other revenues, largely investment income and charges for sales and services, increased by 24.4%. Public health and welfare program expenses accounted for the largest expenditure increase for the fiscal year, $943.3 million representing a 5.9% increase. The largest percentage increases in expenditures for the fiscal year were in capital outlay (19.8%), economic development and assistance programs (12.1%), and protection of persons and property programs (10.3%).

      FISCAL 1999 FINANCIAL RESULTS (BUDGETARY BASIS). The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled $255.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15% of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The remaining $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9%) above estimate and $61.0 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. Of this amount, $200 million was appropriated for general obligation debt service above current needs; $59 million to accrue the fourth quarterly Commonwealth contribution to the Public School Employees' Retirement System; and $90 million to the Public Welfare department to pay additional medical assistance costs estimated to occur in the 1999 fiscal year. These supplemental appropriations represent expected one-time obligations. Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9% increase over expenditures during fiscal 1998.

      Revenues from taxes for the fiscal year rose 3.9% after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million for the fiscal year. The sales and use tax represented the largest portion of the above-estimate of revenues. Receipts from this tax were $331.3 million, or 5.3% above the estimate and 7.4% above the prior fiscal year's receipts. Personal income tax receipts, especially those from estimated and final taxpayer filings, boosted receipts $299.5 million, or 4.7% above estimate for the fiscal year. Taxes paid through employee withholding were slightly below estimate. For the fiscal year, personal income tax receipts were 7.2% above those of the prior fiscal year. Among the taxes paid by corporations, only capital stock and franchise tax receipts exceeded estimates. Revenues from this tax were $144.5 million (15.1%) over estimate. The corporate net income tax and the various selective business taxes all recorded receipts below estimate. In aggregate, they were a net $68.5 million below estimate. Non-tax revenues, led by interest earnings due to higher investable balances, were $61.0 million (18.4%) above estimate.

      Appropriations enacted for fiscal 1999 when the budget was originally adopted were 4.1% ($713.2 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations).

      Fiscal 2000 Financial Results (GAAP Basis). During the 2000 fiscal year, assets increased $1,731.4 million, chiefly due to higher temporary investments. Liabilities also rose during the period by $331.1 million. Together, these changes produced a $1,400.3 million

(PAGE)

increase to the fund balance at June 30, 2000. The fund balance at the end of fiscal 2000 was $4,263.6 million, the largest fund balance achieved since audited GAAP reporting was instituted in 1984 for the Commonwealth. The $1,105 million June 30, 2000 balance in the Tax Stabilization Reserve Fund is included in the GAAP basis fund balance for the General Fund.

      Revenues from taxes and other sources during fiscal 2000 increased 5.9% over the fiscal 1999 level. Taxes increased by $888.5 million representing a 4.9% increase while other revenues rose by $979.7 million. Expenditures and other uses rose during the fiscal year by 6.8%, led by a 21.4% increase in expenditures for economic development and assistance costs. However, that increase only accounted for $83.0 million of expenditure increase for the fiscal year. The largest expenditure category, public health and welfare, increased by $1,053.7 million representing a 7.2% increase.

      FISCAL 2000 FINANCIAL RESULTS (BUDGETARY BASIS). At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than anticipated Commonwealth revenues and appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. From that amount $107.7 million was deducted, representing the required transfer of 15% of the surplus to the Tax Stabilization Reserve Fund. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4% ($1,030.0 million) over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6%) as actual fiscal 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6% above those of the prior fiscal year.

      Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal 2000 budget, increased by 5.2% for the fiscal year. Among the major tax sources, the sales tax increased by 6.2%, the personal income tax by 5.7%, and the corporate net income tax by 7.8%. Non-tax revenues increased by 13.6% ($53.5 million) largely from higher interest earnings. Higher than anticipated available cash balances provided the higher interest earnings. Tax cuts enacted for the fiscal year included (1) a reduction of the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills and a reduction in the minimum tax by $100 to $200 ($107.8 million); (2) repeal of the gross receipts tax on regulated natural gas companies ($78.4 million); (3) increase the weighting from 50% to 60% of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); (4) restructure the public utility realty tax ($54.6 million); and (5) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million).

      Expenditures for the fiscal year (excluding pooled financing expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7% ($1,026.0 million) increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public

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welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

      FISCAL 2001 BUDGET (BUDGETARY BASIS). The General Fund budget for the 2001 fiscal year was approved by the General Assembly in May 2000. The enacted budget authorized $19,910.8 million of spending from Commonwealth revenues (net of estimated tax refunds and enacted tax changes and a property tax rebate) of $19.314.8 million. A draw down of most of the $610.5 million fiscal 2000 year-end unappropriated balance is intended to fund the $596.0 million difference between estimated revenues and authorized spending. The level of spending authorized in the enacted budget is 2.5% over the spending authorized for fiscal 2000 of $19,426.3 million. Enacted tax changes effective for the fiscal 2001 budget are estimated to reduce Commonwealth revenues to the General Fund by $444.6 million.

      The estimate in the enacted budget of Commonwealth revenues is based on an economic forecast for real gross domestic product to grow at a 3.7% rate from the second quarter of 2000 to the second quarter of 2001. This rate of growth for real gross domestic product represents an expected slow-down in national economic growth compared to the rate of growth in fiscal 2000. The more modest economic growth is anticipated to be a response to a slower rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment as interest rates rise and profit gains are weak. Slowing economic growth is not expected to cause an appreciative increase in the unemployment rate during the fiscal year, but inflation is expected to remain quite moderate during the period. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

      Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 3.2% over fiscal 2000 receipts. Tax revenues are expected to rise by 3.4%. Appropriations from Commonwealth funds increased by 2.5% over fiscal 2000 appropriations, including a 73% ($76.5 million) reduction in public utility realty tax receipt. Major program areas receiving funding increases above the 2.5% average include basic education, higher education, and medical assistance. Enacted tax cuts for fiscal 2000 total an estimated $444.6 million in the General Fund. The major components of the tax reductions and their estimated fiscal 2001 General Fund costs are: (1) initiate a phase out of the capital stock and franchise taxes by two mills to 8.99 mills ($270.5 million); (2) reduce the inheritance tax rate for certain decedents ($78.0 million); (3) eliminate the current $200 minimum annual capital stock and franchise tax payment ($29.5 million); and (4) expand the income limit to qualify for personal income tax forgiveness by $1,000 to $7,500 per dependent ($16.2 million). Most major changes were effective January 1, 2000.

      Through December 31, 2000, actual General Fund Commonwealth revenues have exceeded estimated revenues by $3.9 million or by less than 0.1%.

(PAGE)

      MOTOR LICENSE FUND. The Constitution requires that all proceeds of motor fuels taxes, vehicle registration fees, license taxes, operators' license fees and other excise taxes imposed on products used in motor transportation shall be used exclusively for construction, reconstruction, maintenance and repair of and safety on highways and bridges and for the payment of debt service on obligations incurred for such purposes. The Motor License Fund is the fund through which most such revenues are accounted for and expended. Portions of certain taxes whose receipts are deposited into the Motor License Fund are legislatively restricted to specific transportation programs. These receipts are accounted for in restricted accounts in the Motor License Fund and are not included in the budgetary basis presentations or discussions on the Motor License Fund. The Motor License Fund budgetary basis includes only unrestricted revenue available for annual appropriation for highway and bridge purposes.

      The fund balance (GAAP Basis) at June 30, 2000 was $684.7 million, a $26.9 million decrease from the June 30, 1999 fund balance. Fiscal 2000 was the first year with a lower fiscal year-end fund balance after four consecutive years of fund balance increases. Revenues and other sources increased during fiscal 2000 by 0.4% due to only a slight increase in taxes, increased license and fee revenues and a decline in intergovernmental revenues. Over the five fiscal years of fiscal 1996 through fiscal 2000, revenues and other sources have averaged an annual 6.8% increase. A substantial portion of that growth occurred in fiscal 1998 due to tax and fee increases enacted in April 1997. Expenditures and other uses during the period from fiscal 1996 through fiscal 2000 have averaged a 6.5% increase. The long lead time required to program additional transportation spending has restrained the growth rate of expenditures compared to revenues. These trends produced a rising fund balance. Current budget projections show higher expenditures and slow revenue growth in future fiscal years. Consequently, the fund balance is expected to decline in future years.

      COMMONWEALTH DEBT; RATINGS. The Constitution permits the Commonwealth to incur the following types of debt: (1) debt to suppress insurrection or rehabilitate areas affected by disaster, (2) electorate approved debt, (3) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (4) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

      Net outstanding general obligation debt totaled $5,014.9 million at June 30, 2000, a net increase of $93.4 million from June 30, 1999. Over the 10-year period ended June 30, 2000, total outstanding general obligation debt increased at an annual rate of 0.8%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 0.1%. All outstanding general obligation bonds of the Commonwealth are rated "AA" by S&P, "Aa2" by Moody's, and "AA" by Fitch. The ratings reflect only the views of the rating agencies.

      When necessary, the Commonwealth engages in short-term borrowing to fund expenses within the fiscal year through the sale of tax anticipation notes. The Commonwealth may issue tax anticipation notes only for the account of the General Fund or the Motor License Fund or both such funds. The principal amount issued, when added to that outstanding, may not exceed in the aggregate 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. Tax anticipation notes must mature within the fiscal year in which they were

(PAGE)

issued. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt and all year-end deficit balances must be funded within the succeeding fiscal year's budget. Currently, the Commonwealth has no tax anticipation notes outstanding. The fiscal 2001 budget does not anticipate issuing tax anticipation notes.

      Certain state-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth although some of the agencies are indirectly dependent on Commonwealth appropriations. The following organizations had debt currently outstanding as of June 30, 2000: Delaware River Joint Toll Bridge Commission ($50.0 million), Delaware River Port Authority ($1,298.0 million), Pennsylvania Economic Development Financing Authority ($1,249.7 million), Pennsylvania Energy Development Authority ($40.6 million), Pennsylvania Higher Education Assistance Agency ($1,880.3 million), Pennsylvania Higher Educational Facilities Authority ($3,532.9 million), Pennsylvania Industrial Development Authority ($351.2 million), Pennsylvania Infrastructure Investment Authority ($199.1 million), Pennsylvania Turnpike Commission ($1,535.5 million), Philadelphia Regional Port Authority ($56.2 million), and the State Public School Building Authority ($433.8 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,904.8 million of revenue bonds as of June 30, 2000), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($0.8 million of the loan principal was outstanding as of June 30, 2000).

      LITIGATION. Following are brief descriptions of applicable law of certain cases affecting the Commonwealth.

      In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2000 is $20.0 million.

      DOM GIORDANO V. TOM RIDGE, GOVERNOR, ET. AL. In February 1999, Dom Giordano, a taxpayer of the Commonwealth of Pennsylvania, filed a petition for review requesting that the Commonwealth Court of Pennsylvania declare that Chapter 5 (relating to sports facilities financing) of the Capital Facilities Debt Enabling Act (enacted by Act 1999-1) violates the


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Pennsylvania Constitution.  The Commonwealth Court dismissed the petitioner's action with prejudice and the Supreme Court of Pennsylvania affirmed the Commonwealth Court's decision. The petitioner has filed a writ of certiorari with the U.S. Supreme Court. On October 10, 2000, the U.S. Supreme Court denied the petition, thereby refusing to hear the case.

      POWELL V. RIDGE. In March 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the chairman of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the Treasurer. The plaintiffs claim that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race and violates Title VI of the Civil Rights Act of 1964.

      The plaintiffs have asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future and to award counsel fees and costs.

      The District Court allowed two petitioners to intervene. The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S. Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states' immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.

       The District Court found that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. ss. 1983 and dismissed the action in its entirety with prejudice. The plaintiffs appealed. In August 1999, the U.S. Court of Appeals for the Third Circuit reversed the District Court's dismissal of the action and remanded the case for further proceedings including the filing of an answer. The defendants and legislator intervenors have filed petitions for writ of certiorari with the U.S. Supreme Court. In December 1999, the Supreme Court denied the petitions. In the District Court, the parties began the process of discovery. However, on June 23, 2000, by agreement of the parties, the District Court stayed all proceedings and placed the case in civil suspense until approximately June 8, 2001. Pursuant to a Memorandum of Understanding dated as of July 30, 2001 among the parties to the proceedings, representatives of the School District, the Mayor of Philadelphia and the Governor sought to reach an agreement on a long-term solution to the fiscal and educational situation of the School District by October 29, 2001. By further agreement among the parties, the deadline for the parties to attempt to reach such an agreement was subsequently extended to approximately December 21, 2001. The failure to reach such an agreement could lead the Commonwealth of Pennsylvania to assume complete control of the School District.

      COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA. In December 1987, the Supreme Court of Pennsylvania held in County of Allegheny v. Commonwealth of Pennsylvania that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, the Supreme Court of Pennsylvania stayed its judgment to

(PAGE)

afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion and ordered that the prior system of county funding shall remain in place until this is done.

      The Court appointed retired Justice Frank J. Montemuro, Jr. as special master to devise and submit a plan for implementation. The Interim Report of the Master recommended a four phase transition to Commonwealth funding of a unified judicial system, during each of which specified court employees would transfer into the Commonwealth's payroll system. Phase I recommended that the General Assembly provide for an administrative structure of local court administrators to be employed by the Administrative Office of Pennsylvania Courts, a state agency. Numbering approximately 165 people statewide, local court administrators are employees of the counties in which they work. On June 22, 1999, the Governor approved Act 1999-12 under which approximately 165 county-level court administrators are to become employees of the Commonwealth. Act 12 also triggered the release of the appropriations that had been made for this purpose in 1998 and 1999.

      The remainder of Justice Montemuro's recommendation for later phases remains pending before the Supreme Court of Pennsylvania.

      PPG INDUSTRIES, INC. V. COMMONWEALTH OF PENNSYLVANIA. PPG Industries challenged the Department of Revenue's application of the manufacturing exemption from the capital stock/franchise tax to PPG's headquarters in Pittsburgh, which allowed the exemption only for that portion of PPG's headquarters property and payroll attributable to manufacturing in the Commonwealth. The Commonwealth successfully defended PPG's challenge in the Commonwealth Court.

      On PPG's appeal, however, the Pennsylvania Supreme Court reversed the Commonwealth Court. The Supreme Court remanded the case to Commonwealth Court to determine whether the capital stock/franchise tax is a "compensatory tax" justifying the discrimination, or, failing that, to recommend to the Supreme Court a remedy for the discrimination.

      Following briefing and argument by the parties, the Commonwealth Court issued its determination November 30, 1999 to prospectively invalidate the exemption in its entirety, leaving to the General Assembly the task of amending the statute to restore any exemption it chooses to adopt in a constitutional manner. The General Assembly subsequently enacted amendments to the Tax Reform Code of 1971, which essentially provide that the manufacturing exemption will apply to both in-State and out-of-State property and payroll, with no exemption for sales attributable to manufacturing. Although these amendments cure the constitutional problem with the tax after January 1, 1999, they do not impact on the tax during the years in litigation for PPG which the Supreme Court is considering Commonwealth Court's recommendation and the position of the parties.

      Unisys Corporation v. Commonwealth. Taxpayer challenges the statutory three-factor apportionment formula used for the apportionment of capital stock value in the franchise tax on constitutional and statutory (fairness) grounds.

(PAGE)

      The case was argued before the Commonwealth Court en banc, which issued its decision on March 8, 1999. The court sustained the statute from the constitutional challenge in favor of the Commonwealth. However, it ruled in favor of the Taxpayer's fairness argument. The Commonwealth appealed from this decision to the Pennsylvania Supreme Court and the Taxpayer cross-appealed. Briefs were filed by both parties during 1999. The Pennsylvania Supreme Court held oral argument in December 2000.


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                                   APPENDIX B

                             Risk Factors--Investing
                    in Massachusetts Municipal Obligations

     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the Commonwealth of Massachusetts available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.

      GENERAL. In 1987 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. Since then, growth rates in Massachusetts and New England have improved to levels on par with the rest of the nation. In 1998, the economies of both Massachusetts and New England grew at a faster pace than the nation as a whole for the second time in the last three years. The Massachusetts economy has been the strongest in New England, making up an average of 47.4% of New England's total gross product and an average of 2.8% of the nation's economy over the past decade.

      From February 2000 to February 2001, employment levels increased in every industry except manufacturing. The most rapid growth during this period came in the construction and mining sectors, which grew at rates of 12.0% and 9.1%, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 2.4%. While the Massachusetts unemployment rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990's caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts fell from 3.2% in 1999 to 2.6% in 2000, and the United States unemployment rate fell from 4.2% in 1999 to 4.0% in 2000.

      FINANCES. Massachusetts ended each of the fiscal years 1996 through 2000 with a positive closing fund balance in its budgeted operating funds, and expects to do so again at the close of fiscal 2001.

      The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, the Commonwealth has managed to keep annual growth in per capita expenditures low. From fiscal 1996 through fiscal 2000, per capita costs have increased by less than 1% annually over the five-year period. The Medicaid

(PAGE)

program, which is administered by the Division of Medical Assistance, provides health care to low-income children and families, low-income adults, the disabled and the elderly. During fiscal years 1996, 1997, 1998, 1999 and 2000, Medicaid expenditures were $3.416 billion, $3.456 billion, $3.666 billion, $3.856 billion and $4.305 billion, respectively. The average annual growth rate from fiscal 1996 to fiscal 2000 was 4.73%. Fiscal 2000 Medicaid expenditures increased approximately 10.7% from fiscal 1999.

      The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees and for teachers in city, town and regional school districts throughout the Commonwealth. The unfunded actuarial accrued liability based on the January 1, 2000 valuation was approximately $773.4 million for Commonwealth employees, approximately $2.739 billion for teachers, approximately $521 million for Boston teachers and $803 million for cost-of-living increases granted for local systems prior to July 1997, for a total unfunded liability of approximately $4.837 billion. Pension fund legislation has been enacted to require the amortization of such liabilities by June 30, 2018.

      In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2, as amended to date, limits the property taxes which a Massachusetts city or town may assess in any fiscal year to the lesser of (1) 2.5% of the full and fair cash value of real estate and personal property therein and (2) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (a) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (b) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions which require voter approval at a general or special election.

      INDEBTEDNESS. The Commonwealth is authorized to issue three types of debt directly--general obligation debt, special obligation debt and Federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of Federal highway construction reimbursements. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either general obligation contract assistance liabilities, budgetary contractual assistance liabilities or contingent liabilities.

      Payments for debt service on Massachusetts general obligation debt has risen from $905.1 million in fiscal 1996 to $1.19 billion in fiscal 2000. Debt service for fiscal 2001 is

(PAGE)

estimated to be $1.36 billion. State law generally imposes a 10% limit on the total appropriations in any fiscal year that may be expended for payment of interest and principal on general obligation debt. As of April 1, 2001 the Commonwealth had approximately $10.0 billion of outstanding "direct" debt.


(Page)


                                   APPENDIX C

                                Rating Categories

      Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

LONG-TERM

AAA

An obligation rated `AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

(PAGE)

B

An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol `r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation `N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

(PAGE)

SHORT-TERM

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is designated with a plus sign (+).

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment. The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated `D' is payment default. The `D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

LONG-TERM

Aaa

Bonds rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a

(PAGE)

large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the `Aaa' securities.

A

Bonds rated `A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated `Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated `Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

(PAGE)

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from `Aa' through `Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. SHORT-TERM

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

(PAGE)

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

LONG-TERM INVESTMENT GRADE

AAA

Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

(PAGE)

LONG-TERM SPECULATIVE GRADE

BB

Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. `DD' ratings indicate potential recoveries in the range of 50% - 90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

"+" or "-" Notes to long-term and short -term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categories below `CCC' or to short-term ratings other than `F-1.'

SHORT-TERM

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

(PAGE)

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default.  Denotes actual or imminent payment default.

`NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1.'

Dreyfus Premier
Limited Term
Municipal Fund

Investing for income that is exempt
from federal income tax

PROSPECTUS November 1, 2001



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(PAGE)


The Fund

Dreyfus Premier
Limited Term Municipal Fund
                                           ---------------------------------

                                           Ticker Symbols  CLASS A: PLTMX

                                                           CLASS B: DPLBX

                                                           CLASS C: DPLCX

                                                           CLASS R: DPLRX

Contents

The Fund
--------------------------------------------------------------------------------

Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          2

Expenses                                                                  3

Management                                                                4

Financial Highlights                                                      5

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                          7

Distributions and Taxes                                                  10

Services for Fund Investors                                              11

Instructions for Regular Accounts                                        12

For More Information
--------------------------------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.

GOAL/APPROACH

The fund seeks to maximize current income exempt from federal income tax consistent with the prudent risk of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. The fund's dollar-weighted average portfolio maturity is not expected to exceed ten years. The fund generally invests in municipal bonds with maturities ranging between three and ten years, although there is no limit on the maturity of any individual security. The fund's investments in municipal bonds must be of investment grade quality at the time of purchase, or the unrated equivalent as determined by Dreyfus.

Municipal bonds are typically of two types:

 * GENERAL OBLIGATION BONDS, which are secured by the full faith and credit of the issuer and its taxing power

 * REVENUE BONDS, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Concepts to understand

AVERAGE MATURITY: an average of the stated maturities of the bonds held in the fund, based on their dollar-weighted proportions in the fund.

INVESTMENT GRADE BONDS: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.




(PAGE)

MAIN RISKS

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money. To the extent that the fund maintains a longer maturity than short-term bond funds, its share price typically will react more strongly to interest rate movements.

Other risk factors could have an effect on the fund's performance:

 * if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

 * changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the fund invests may have an impact on the fund's share price

 * if the municipal bond market becomes illiquid, typically when there are many more sellers than buyers for municipal securities, the value of such securities, particularly those purchased at a discounted price, and the fund's share price, may fall dramatically

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Although municipal securities must be of investment grade quality when purchased by the fund, they may subsequently be downgraded.

Although the fund's objective is to generate income exempt from federal income tax, interest from some of its holdings may be subject to federal income tax including the alternative minimum tax. In addition, for temporary defensive purposes, the fund may invest up to all of its assets in taxable bonds. During such periods, the fund may not achieve its investment objective.

Other potential risks

The fund, at times, may invest in certain derivatives, such as futures, options and interest rate swaps, which may cause taxable income. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the fund's performance.

The Fund       1



PAST PERFORMANCE

The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the fund's share classes to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index, each a broad measure of municipal bond performance. These returns reflect any appli-cable sales charges. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)

CLASS A SHARES

11.60   8.22    11.25   -3.57   12.73   3.84    7.23    5.43    -1.22   8.92
91      92      93      94      95      96      97      98      99      00

BEST QUARTER:                    Q1 '95                         +4.72%

WORST QUARTER:                   Q1 '94                         -4.18%


THE FUND'S CLASS A YEAR-TO-DATE TOTAL RETURN AS OF 9/30/01 WAS 5.83%.


--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/00

                                                                                                                    Since
                          Inception date              1 Year              5 Years             10 Years             inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                      (10/1/85)                5.62%               4.14%                5.99%                  --

CLASS B                     (12/28/94)                5.48%               4.08%                  --                 5.52%

CLASS C                     (12/28/94)                7.74%               4.34%                  --                 5.60%

CLASS R                      (2/1/93)                 9.28%               5.04%                  --                 5.55%

LEHMAN BROTHERS
10-YEAR MUNICIPAL
BOND INDEX                                           10.76%               5.93%                7.44%                6.53%*

LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX                                            9.07%               5.39%                6.76%                5.87%*


* BASED ON THE LIFE OF CLASS R. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 1/31/93 IS USED AS THE BEGINNING VALUE ON 2/1/93.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

2





EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                                           CLASS A         CLASS B        CLASS C        CLASS R
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                                      3.00           NONE           NONE           NONE

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                           NONE*          3.00            .75           NONE
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                                                .50            .50            .50            .50

Rule 12b-1 fee                                                                 .25            .75            .75           NONE

Other expenses                                                                 .00            .00            .00            .00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                          .75           1.25           1.25            .50

* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1
  MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $374                $532                 $704                 $1,202

CLASS B
WITH REDEMPTION                                $427                $597                 $786                 $1,247**

WITHOUT REDEMPTION                             $127                $397                 $686                 $1,247**

CLASS C


WITH REDEMPTION                                $227                $397                 $686                 $1,511


WITHOUT REDEMPTION                             $127                $397                 $686                 $1,511

CLASS R                                        $51                 $160                 $280                 $628

**   ASSUMES  CONVERSION  OF  CLASS B TO CLASS A AT END OF THE SIXTH YEAR
     FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund. Unlike the arrangements between most investment advisers and their funds, Dreyfus pays all fund expenses except for brokerage fees, taxes, interest, fees and expenses of the independent directors, Rule 12b-1 fees and extraordinary expenses.

RULE 12B-1 FEE: the fee paid out of fund assets (attributable to appropriate share classes) for distribution expenses and shareholder service. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund       3





MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $157 billion in over 190 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.50% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $585 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

John Flahive has managed the fund, and has been employed by Dreyfus as a portfolio manager, since November 1994. Mr. Flahive is also first vice president of Boston Safe Deposit and Trust Company, an affiliate of Dreyfus, which he joined in October 1994.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

4



FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.


                                                                                             YEAR ENDED JUNE 30,

 CLASS A                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.94      12.03     12.32      12.12      11.89

 Investment operations:  Investment income -- net                                 .52        .52       .50        .52        .54

                         Net realized and unrealized gain (loss) on investments   .45       (.09)     (.28)       .26        .26

 Total from investment operations                                                 .97        .43       .22        .78        .80

 Distributions:          Dividends from investment income -- net                 (.52)      (.52)     (.50)      (.52)      (.54)

                         Dividends from net realized gain on investments           --         --      (.01)      (.06)      (.03)

 Total distributions                                                             (.52)      (.52)     (.51)      (.58)      (.57)

 Net asset value, end of period                                                 12.39      11.94     12.03      12.32      12.12

 Total return (%)*                                                               8.32       3.67      1.78       6.52       6.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .75        .75       .79        .77        .75

 Ratio of net investment income to average net assets (%)                        4.29       4.36      4.06       4.24       4.52

 Portfolio turnover rate (%)                                                    55.32      45.65     28.19      14.62      30.50
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         24,426     22,733    27,084     17,423     17,323

* EXCLUSIVE OF SALES CHARGE.

                                                                                                YEAR ENDED JUNE 30,

 CLASS B                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.94      12.02     12.31      12.12      11.89

 Investment operations:  Investment income -- net                                 .46        .46       .44        .46        .48

                         Net realized and unrealized gain (loss) on investments   .44       (.08)     (.28)       .25        .26

 Total from investment operations                                                 .90        .38       .16        .71        .74

 Distributions:          Dividends from investment income -- net                 (.46)      (.46)     (.44)      (.46)      (.48)

                         Dividends from net realized gain on investments           --         --      (.01)      (.06)      (.03)

 Total distributions                                                             (.46)      (.46)     (.45)      (.52)      (.51)

 Net asset value, end of period                                                 12.38      11.94     12.02      12.31      12.12

 Total return (%)*                                                               7.69       3.24      1.25       5.89       6.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.25       1.25      1.28       1.27       1.25

 Ratio of net investment income to average net assets (%)                        3.77       3.87      3.55       3.68       4.01

 Portfolio turnover rate (%)                                                    55.32      45.65     28.19      14.62      30.50
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          5,956      3,870     2,779      1,240        551

* EXCLUSIVE OF SALES CHARGE.

The Fund       5



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               YEAR ENDED JUNE 30,

 CLASS C                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.98      12.06     12.34      12.14      11.90

 Investment operations:  Investment income -- net                                 .47        .46       .44        .46        .49

                         Net realized and unrealized gain (loss) on investments   .45       (.08)     (.27)       .26        .27

 Total from investment operations                                                 .92        .38       .17        .72        .76

 Distributions:          Dividends from investment income -- net                 (.47)      (.46)     (.44)      (.46)      (.49)

                         Dividends from net realized gain on investments           --         --      (.01)      (.06)      (.03)

 Total distributions                                                             (.47)      (.46)     (.45)      (.52)      (.52)

 Net asset value, end of period                                                 12.43      11.98     12.06      12.34      12.14

 Total return (%)*                                                               7.80       3.25      1.35       6.02       6.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                     1.25       1.26      1.26       1.27       1.27

 Ratio of net investment income to average net assets (%)                        3.72       3.86      3.58       3.71       4.17

 Portfolio turnover rate (%)                                                    55.32      45.65     28.19      14.62      30.50
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                          1,823        613     1,534        209         74

* EXCLUSIVE OF SALES CHARGE.

                                                                                                YEAR ENDED JUNE 30,

 CLASS R                                                                         2001       2000       1999      1998       1997
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                           11.94      12.02     12.31      12.12      11.89

 Investment operations:  Investment income -- net                                 .56        .55       .53        .55        .57

                         Net realized and unrealized gain (loss) on investments   .45       (.08)     (.28)       .25        .26

 Total from investment operations                                                1.01        .47       .25        .80        .83

 Distributions:          Dividends from investment income -- net                 (.56)      (.55)     (.53)      (.55)      (.57)

                         Dividends from net realized gain on investments           --         --      (.01)      (.06)      (.03)

 Total distributions                                                             (.56)      (.55)     (.54)      (.61)      (.60)

 Net asset value, end of period                                                 12.39      11.94     12.02      12.31      12.12

 Total return (%)                                                                8.59       4.01      2.02       6.69       7.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                      .50        .50       .54        .52        .50

 Ratio of net investment income to average net assets (%)                        4.56       4.61      4.32       4.47       4.77

 Portfolio turnover rate (%)                                                    55.32      45.65     28.19      14.62      30.50
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                         68,115     68,997    64,575     43,018     25,741

6



Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described here.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a CDSC.

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon

* CLASS R shares are designed for eligible institu- tions on behalf of their clients (individuals generally may not purchase these shares directly)

Your financial representative can help you choose the share class that is appropriate for you.

Share class charges


EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge, or may qualify for a reduced sales charge, to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders holding Class A shares since December 28, 1994 are not subject to any front-end sales loads.
--------------------------------------------------------------------------------

Sales charges

CLASS A -- CHARGED WHEN YOU BUY SHARES

                                                           Sales charge                       Sales charge
                                                           deducted as a %                    as a % of your
Your investment                                            of offering price                  net investment
-------------------------------------------------------------------------------------------------------------------

Less than $100,000                                         3.00%                                  3.10%

$100,000 -- $249,999                                       2.75%                                  2.80%

$250,000 -- $499,999                                       2.25%                                  2.30%

$500,000 -- $999,999                                       2.00%                                  2.00%

$1 million or more*                                        0.00%                                  0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       3.00%

2 -- 4 years                        2.00%

4 -- 5 years                        1.00%

5 -- 6 years                        0.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 0.75% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Reduced Class A sales charge

LETTER OF INTENT: lets you purchase Class A shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund, any other Dreyfus Premier fund, or any other fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

Your Investment       7




ACCOUNT POLICIES (CONTINUED)

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued by an independent pricing service approved by the fund's board. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

8



Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME through your financial representative, or you can contact the fund directly. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

 * if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

 * the fund will not process wire, telephone or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares


Limitations on selling shares by phone

Proceeds
sent by                        Minimum                Maximum
--------------------------------------------------------------------------------

CHECK                          NO MINIMUM             $250,000 PER DAY

WIRE                           $1,000                 $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS

DREYFUS                        $500                   $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

 * amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

 *   requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment       9



ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

 * refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

 * refuse any purchase or exchange request in excess of 1% of the fund's total assets

 * change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

 *   change its minimum investment amounts

 * delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.


DISTRIBUTIONS AND TAXES

THE FUND GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

THE FUND ANTICIPATES that virtually all of its income dividends will be exempt from federal income tax. You may, however, have to pay state and local taxes. In addition, any dividends paid from interest on taxable investments or short-term capital gains will be taxable as ordinary income. Any distributions of long-term capital gains will be taxable as such. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                       Tax rate for          Tax rate for
distribution                  15% bracket           28% bracket or above
--------------------------------------------------------------------------------

INCOME                        GENERALLY             GENERALLY
DIVIDENDS                     TAX EXEMPT            TAX EXEMPT

SHORT-TERM                    ORDINARY              ORDINARY
CAPITAL GAINS                 INCOME RATE           INCOME RATE

LONG-TERM
CAPITAL GAINS                 8%/10%                18%/20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


Taxes on transactions

Any sale or exchange of fund shares may generate a tax liability.


The table above also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years and, for the 28% or above tax rate bracket, purchased after December 31, 2000.


10


SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from the
                                fund into another Dreyfus fund or
                                certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A or B shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment       11


INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund
   P.O. Box 9268, Boston, MA 02205-8502
   Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund
P.O. Box 9268, Boston, MA  02205-8502
Attn: Institutional Processing


           By Telephone


WIRE  Have your bank send your
investment to Boston Safe Deposit &
Trust Company, with these instructions:


   * ABA# 011001234

   * DDA# 044350

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

Call us to obtain an account number.
Return your application with the account number on the application.


WIRE Have your bank send your
investment to Boston Safe Deposit &
Trust Company, with these instructions:


* ABA# 011001234

* DDA# 044350

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK Same as wire, but before your account number insert "4310" for Class A, "4320" for Class B, "4330" for
Class C, or "4940" for Class R.

DREYFUS TELETRANSFER  Request Dreyfus
TeleTransfer on your application. Call us to request your transaction.

           Automatically

WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic
service(s) you want. Return your
application with your investment.

ALL SERVICES  Call us or your financial
representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the share class

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Account
Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing


WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file.
Proceeds will be wired to your bank.


DREYFUS TELETRANSFER Call us or your financial representative to request your transaction.
Be sure the fund has your bank account
information on file. Proceeds will be sent to your bank by electronic check.


CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.


DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611.
Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

12









[Application page 1]

[Application page 2]


(PAGE)

NOTES

(PAGE)


NOTES

(PAGE)


NOTES

(PAGE)


For More Information

Dreyfus Premier Limited Term Municipal Fund

A series of The Dreyfus/Laurel
Tax-Free Municipal Funds
--------------------------------------
SEC file number:  811-3700

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's portfolio manager discussing recent market condi-tions, economic trends and fund strategies that sig-nificantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its poli-cies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:
http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2001 Dreyfus Service Corporation
347P1101

                                                                       The Fund


Dreyfus Premier
Limited Term
Municipal Fund

SEMIANNUAL REPORT
December 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            20   Financial Highlights

                            24   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier
                                    Limited Term Municipal Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Limited Term Municipal Fund, covering the six-month period from July 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

Municipal bonds generally posted higher returns than stocks during the reporting period. Although one of America's longest periods of economic expansion came to an end, municipal bonds generally benefited from the Federal Reserve Board's efforts to reinvigorate an ailing economy, and the lowest interest-rate environment in 40 years helped to boost their prices.

The past six months have also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied toward the end of the reporting period. The importance of diversification was underscored by the bond market' s strong returns, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, the current investment environment has affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With municipal bond yields ending 2001 at historically low levels, a repeat of last year' s performance seems unlikely. Nonetheless, investment opportunities may abound. Signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Premier Limited Term Municipal Fund perform relative to its benchmarks?

For the six-month period ended December 31, 2001, the fund achieved a total return of 1.86% for Class A shares, 1.60% for Class B shares, 1.60% for Class C shares and 1.99% for Class R shares.(1) The Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers 10-Year Municipal Bond Index, the fund's benchmarks, achieved total returns of 1.79% and 1.80%, respectively, for the same period.(2) Additionally, the fund is reported in the Lipper Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 1.66% .(3)

We attribute the fund' s positive overall performance, and competitive performance relative to its benchmarks and Lipper category, to a slowing economy and declining interest rates during the reporting period.

What is the fund's investment approach?

The fund's goal is to seek to maximize current income exempt from federal income tax consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual federally tax-exempt bonds that we believe are most likely to provide high federally tax-exempt current income. We also actively manage the portfolio' s weighted average maturity in anticipation of interest-rate and supply-and-demand changes in the limited-term municipal marketplace. The fund' s dollar-weighted average maturity is not expected to exceed 10 years.

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's average duration uses a more tactical approach. If we expect the supply of securities to increase temporarily,

                                                                      The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration.

What other factors influenced the fund's performance?

In response to a slowing economic environment, the Federal Reserve Board (the
" Fed") reduced short-term interest rates five times during the reporting period in an attempt to stimulate renewed economic growth. All told, the Fed brought rates down a total of 2.00 percentage points by the reporting period's end. The result of these short-term rate cuts was generally lower yields and higher prices for limited-term municipal securities.

The fund was also affected by the deteriorating fiscal condition of some municipalities, which was primarily caused by reduced tax revenues in a slowing economy. In New York City, for example, the September 11 terrorist attacks created economic hardships, including widespread layoffs within the financial services industry, the forced closing of many small businesses in lower Manhattan and corporate relocations. California' s fiscal condition also worsened, in part because of the costly repercussions from its power shortages during the summer. The state is now grappling with how to renegotiate the more than $43 billion in power contracts made during the height of the crisis

In this environment, we maintained the fund's average duration -- a measure of sensitivity to changing interest rates -- at a point that was slightly longer than that of the average of the funds in its Lipper category. This positioning helped boost performance during the first four months of the reporting period, when intermediate- and long-term securities produced better returns than shorter term securities. However, in November and December when shorter term securities produced better returns, that positioning detracted from the fund's performance


What is the fund's current strategy?

We have recently balanced the fund's holdings of longer duration securities with shorter duration securities. By using this "barbell" approach, we believe we can better position the fund to benefit in a more volatile marketplace. We have also focused on maintaining the highest possible credit quality in the fund. At the end of the reporting period, over 55% of the fund's investments were triple-A rated, with the fund's overall credit quality averaging in the double-A range

While we did not make substantial changes to the fund's sector concentrations during the reporting period, we have continued to favor health care-related securities. In our view, many of these securities have been unduly punished over the past several years and remain attractively priced. Of course, we are prepared to change our strategies and the fund' s composition as market conditions evolve.

January 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

STATEMENT OF INVESTMENTS

December 31, 2001 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.6%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ARIZONA--3.8%

Maricopa County Unified School District Number 69
  (Paradise Valley)

   6.35%, 7/1/2010 (Insured; MBIA)                                                              550,000                  627,259

Phoenix 6.25%, 7/1/2016                                                                       1,250,000                1,434,250

Salt River Project Agricultural Improvement
   and Power Distribution Electric System,
   Revenue (Salt River Project) 5%, 1/1/2010                                                  1,000,000                1,044,550

Tucson 5%, 7/1/2005                                                                           1,000,000  (a)           1,048,710

CALIFORNIA--12.3%

California:

   6.80%, 10/1/2005                                                                             700,000                  782,950

   6.60%, 2/1/2009                                                                              510,000                  576,070

California Housing Finance Agency, Home Mortgage Revenue
   5.65%, 8/1/2006 (Insured; MBIA)                                                              655,000                  690,514

California Rural Home Mortgage Finance Authority, SFMR
   5.75%, 8/1/2009                                                                               20,000                   20,417

California Statewide Communities Development Authority,
   Multi-Family Revenue:

      (Archstone/Leclub) 5.30%, 6/1/2029                                                      1,000,000                1,019,000

      (Equity Residential) 5.20%, 12/1/2029                                                   1,000,000                1,016,650

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue

   Zero Coupon, 7/15/2009 (Insured; MBIA)                                                     1,000,000  (b)             670,800

Kern High School District 6.40%, 2/1/2012 (Insured; MBIA)                                       750,000                  871,657

Modesto, Wastewater Treatment Facilities Revenue
   6%, 11/1/2009 (Insured; MBIA)                                                                500,000                  566,400

Oakland Joint Powers Financing Authority, LR
   (Oakland Convention Centers)
   5.50%, 10/1/2013 (Insured; AMBAC)                                                          1,500,000                1,638,480

Sacramento Municipal Utilities District, Electrical Revenue
   5.30%, 7/1/2012                                                                            1,600,000                1,693,408

San Diego County Regional Transportation Commission,
   Sales Tax Revenue

   6%, 4/1/2004 (Insured; FGIC)                                                                 250,000                  268,022

San Francisco City and County Airport Commission,
   International Airport Revenue

   5.625%, 5/1/2006 (Insured; FGIC)                                                             500,000                  535,455

San Francisco City and County Public Utilities Commission,
   Water Revenue:

      6%, 11/1/2003                                                                             750,000                  787,815

      6.375%, 11/1/2006                                                                         500,000                  528,470



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Jose Redevelopment Agency, Tax Allocation

   (Merged Area Redevelopment Project)
   6%, 8/1/2009 (Insured; MBIA)                                                                 625,000                  706,306

Santa Margarita-Dana Point Authority, Revenue

   7.25%, 8/1/2007 (Insured; MBIA)                                                              500,000                  592,155

Westside Unified School District
   6%, 8/1/2014 (Insured; AMBAC)                                                                385,000                  437,980

COLORADO--4.5%

Colorado Department of Transportation Revenue,
  Transportation, RAN

   5.25%, 6/15/2010 (Insured; MBIA)                                                           1,000,000                1,065,050

Colorado Housing Finance Authority:

   6.75%, 4/1/2015                                                                              500,000                  564,565

   6.70%, 10/1/2016                                                                             480,000                  537,998

   7.15%, 10/1/2030                                                                             945,000                1,058,750

Northwest Parkway Public Highway Authority, Revenue

   Zero Coupon, 6/15/2011 (Insured; AMBAC)                                                    1,000,000  (b)             604,610

University of Colorado, Enterprise System Revenue:

   5%, 6/1/2009                                                                                 500,000                  523,300

   5.50%, 6/1/2010                                                                              500,000                  539,560

CONNECTICUT--2.1%

Mohegan Tribe Indians, Gaming Authority,
  Public Improvement (Priority Distribution)

   6%, 1/1/2016                                                                               1,750,000                1,729,473

Stamford 6.60%, 1/15/2007                                                                       500,000                  565,995

DISTRICT OF COLUMBIA--1.0%

District of Columbia Tobacco Settlement Financing Corp.
   6.50%, 5/15/2033                                                                           1,000,000                1,067,980

FLORIDA--1.9%

Broward County, RRR (Wheelabrator South)
   4.50%, 6/1/2011                                                                              500,000                  476,110

Florida Municipal Loan Council
   5.75%, 11/1/2015 (Insured; MBIA)                                                             520,000                  557,690

Key West Utility Board, Electric Revenue

   5.75%, 10/1/2006 (Insured; AMBAC)                                                          1,000,000                1,092,360

GEORGIA--2.8%

Chatham County Hospital Authority, Revenue
  (Memorial Health Medical Center)

   6.125%, 1/1/2024                                                                           1,000,000                1,020,170

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA (CONTINUED)

Georgia 5.40%, 11/1/2010                                                                      1,000,000                1,079,540

Georgia Municipal Electric Authority, Power Revenue
   6%, 1/1/2006                                                                                 900,000                  973,359

ILLINOIS--3.2%

Chicago Metropolitan Water Reclamation District
   (Chicago Capital Improvement)
   7.25%, 12/1/2012                                                                           1,000,000                1,214,520

Dupage County, Community High School District Number 099
   (Downers Grove)
   5.50%, 12/1/2014 (Insured; FSA)                                                            1,000,000                1,041,930

Illinois 5.60%, 6/1/2004                                                                        750,000                  772,920

Regional Transportation Authority
   7.75%, 6/1/2012 (Insured; FGIC)                                                              390,000                  486,045

IOWA--1.9%

Iowa Student Loan Liquidity Corp., Student Loan Revenue
   5.65%, 12/1/2005                                                                           1,000,000                1,035,340

Muscatine, Electric Revenue
   5.50%, 1/1/2011 (Insured; AMBAC)                                                           1,000,000                1,072,960

KENTUCKY--2.3%

Kentucky Turnpike Authority,
  Economic Development Road Revenue
  (Revitalization Projects):

      6.50%, 7/1/2007 (Insured; AMBAC)                                                        1,000,000                1,124,170

      5.50%, 7/1/2012 (Insured; AMBAC)                                                        1,250,000                1,342,325

MASSACHUSETTS--6.1%

Massachusetts (Consolidated Loan):
   4.75%, 12/1/2010                                                                           1,000,000                1,026,890

   5.75%, 9/1/2013 (Prerefunded 9/1/2009)                                                       500,000  (c)             554,130

Massachusetts Port Authority, Revenue
   5.75%, 7/1/2010                                                                              500,000                  526,595

Massachusetts Municipal Wholesale Electric Co.,
   Power Supply System Revenue (Project Number 6)
   5%, 7/1/2016 (Insured; MBIA)                                                               2,000,000                2,101,380

Weston:
   5.625%, 3/1/2017                                                                             650,000                  689,565

   5.625%, 3/1/2018                                                                             665,000                  703,171

Worcester (Municipal Purpose Loan)
   5.75%, 10/1/2014 (Insured; MBIA)

   (Prerefunded 10/1/2005)                                                                    1,000,000  (c)           1,106,010


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--1.1%

Fowlerville Community School District
   6.50%, 5/1/2006 (Insured; MBIA)                                                              555,000                  617,482

Saint John's Public Schools
   (Qualified School Board Loan Fund)

   6.50%, 5/1/2006 (Insured; FGIC)                                                              525,000                  584,992

MISSISSIPPI--.2%

Mississippi Higher Education Assisstance Corporation,
   Student Loan Revenue
   6.05%, 9/1/2007                                                                              260,000                  266,885

MISSOURI--3.6%

Saint Louis, Airport Revenue
   (Airport Development Program)
   5%, 7/1/2011 (Insured; MBIA)                                                               2,000,000                2,052,500

University of Missouri, University Revenues
   (System Facilities) 5.375%, 11/1/2011                                                      1,775,000                1,852,017

NEW HAMPSHIRE--.9%

New Hampshire Business Finance Authority, PCR
   (Central Maine Power Co.)
   5.375%, 5/1/2014                                                                           1,000,000                  995,910

NEW JERSEY--5.0%

New Jersey 6%, 2/15/2011                                                                      1,000,000                1,113,530

New Jersey Economic Development Authority, Revenue:
   (School Facilities Construction)
      5.50%, 6/15/2012 (Insured; AMBAC)                                                       2,000,000                2,155,960

   (Transportation Project) 5.875%, 5/1/2014 (Insured; FSA)                                   1,000,000                1,071,140

New Jersey State Highway Authority, General Revenue
   (Garden State Parkway) 5%, 1/1/2009 (Insured; FGIC)                                        1,060,000                1,106,068

NEW YORK--13.1%

Amherst, Public Improvement
   6.20%, 4/1/2002 (Insured; FGIC)                                                              150,000                  151,764

Greece Central School District 6%, 6/15/2010                                                    225,000                  251,734

Hempstead Town (Various Purpose)
   6.30%, 1/1/2002 (Insured; AMBAC)                                                             150,000                  150,000

Metropolitan Transportation Authority:
   Commuter Facilities Revenue:
      5.50%, 7/1/2007 (Insured; AMBAC)                                                        1,000,000                1,082,890

      (Grand Central Terminal) 5.70% 7/1/2024 (Insured; FSA)                                    200,000                  205,540

   Transportation Facilities Revenue
      6.30%, 7/1/2007 (Insured; MBIA)                                                           250,000                  280,245

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Monroe County, Public Improvement:

   7%, 6/1/2003 (Insured; FGIC)                                                                 120,000                  128,048

   7%, 6/1/2003 (Insured; FGIC)                                                                  80,000                   85,153

Municipal Assistance Corporation for the City of New York

   6%, 7/1/2005 (Insured; AMBAC)                                                                100,000                  108,839

Nassau County 6.30%, 11/1/2003 (Insured; FGIC)                                                  200,000                  213,904

New York City:

   7%, 8/1/2006                                                                                 300,000                  336,870

   6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                        60,000  (c)              66,214

   6.20%, 8/1/2007                                                                              940,000                  997,058

   5.75%, 8/1/2012                                                                              545,000                  568,947

   5.75%, 8/1/2013                                                                            1,650,000                1,725,966

New York City Municipal Water Finance Authority,
   Water and Sewer Systems Revenue:

   5.75%, 6/15/2026 (Insured; MBIA)                                                           1,255,000                1,343,440

New York City Transit Finance Authority,
   Revenue (Future Tax Secured) 6.125%, 11/15/2014                                            1,000,000                1,105,360

New York State Dormitory Authority, Revenue:
   (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA)                                200,000                  218,254

   (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                       130,000                  141,319

   (Mental Health Services Facilities):
      6%, 8/15/2005                                                                              10,000                   11,041

      6%, 8/15/2005                                                                             990,000                1,076,457

   (Vassar College) 6%, 7/1/2005                                                                250,000                  272,097

New York State Power Authority, General Purpose Revenue

   7%, 1/1/2018 (Prerefunded 1/1/2010)                                                          300,000  (c)             360,075

New York State Thruway Authority
   (Highway and Bridge Trust Fund):
      5.50%, 4/1/2007 (Insured; FGIC)                                                           500,000                  538,230

      6%, 4/1/2016 (Insured; FSA)                                                             1,000,000                1,090,850

New York State Urban Development Corp., Revenue:
   (Corporation Purpose) 5.50%, 7/1/2005                                                        200,000                  214,466

   (Higher Education Technology Grants)
      5.75%, 4/1/2015 (Insured; MBIA)                                                           500,000                  531,150

Orange County:

   5.10%, 11/15/2002                                                                            130,000                  134,038

   5.50%, 11/15/2007                                                                            250,000                  270,665

Triborough Bridge and Tunnel Authority

  General Purpose Revenue:

      5.75%, 1/1/2005                                                                           250,000                  268,878

      5.90%, 1/1/2007                                                                           100,000                  109,286


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Westchester County 6.625%, 11/1/2004                                                            250,000                  276,293

NORTH CAROLINA--3.6%

Concord, COP 5.50%, 6/1/2011 (Insured; MBIA)                                                  1,000,000                1,070,320

Guilford County, Public Improvement 5.10%, 10/1/2014                                          1,500,000                1,554,765

Mecklenburg County 5.50%, 4/1/2011                                                            1,195,000                1,296,288

OHIO--3.0%

Akron, Sewer System Revenue
   6%, 12/1/2014 (Insured; AMBAC)                                                               500,000                  542,020

Clermont County, Hospital Facilities Revenue

   (Mercy Health System) 5.25%, 9/1/2003 (Insured; AMBAC)                                       685,000                  715,024

Ohio Building Authority, State Facilities
   (Sports Building Fund Project) 5.50%, 4/1/2014                                             1,945,000                2,046,315

OKLAHOMA--2.0%

Oklahoma Capital Improvement Authority,
   State Highway Capital Improvement Revenue
   5%, 12/1/2011 (Insured; MBIA)                                                              2,050,000                2,142,537

OREGON--2.3%

Washington County 5%, 6/1/2018                                                                1,000,000                  996,080

Washington and Clackamas Counties
   (School District Number 23 J Tigard)
   5.25%, 6/1/2012 (Insured; FGIC)                                                            1,405,000                1,479,493

PENNSYLVANIA--3.8%

Montgomery County Industrial Development Authority
   (Peco Energy Company Project)
   5.30%, 10/1/2034                                                                           1,000,000                1,037,430

Pennsylvania Higher Educational Facilities Authority,
   Health Services Revenue
   (University of Pennsylvania) 7%, 1/1/2008                                                  1,800,000                1,944,414

Pittsburgh School District 5%, 9/1/2009 (Insured; FSA)                                        1,130,000                1,177,008

SOUTH CAROLINA--1.2%

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               1,300,000                1,347,801

TENNESSEE--.3%

Shelby County Health and Educational Housing Facilities Board

   (Saint Judes Childrens Research) 5%, 7/1/2009                                                300,000                  306,204

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS--4.6%

Cities of Dallas and Fort Worth,
   Dallas/Fort Worth International Airport,
   Joint Revenue Improvement
   5.50%, 11/1/2031 (Insured; FGIC)                                                           1,000,000                  987,640

Fort Bend Independant School District
   (Permanent School Fund Guaranteed)
   6.60%, 2/15/2004                                                                             875,000                  941,150

Harris County, Toll Road 6%, 8/1/2009 (Insured; FGIC)                                         1,000,000                1,102,180

Lewisville Independant School District (Building Bonds)

  (Permanent School Fund Guaranteed):

      7.50%, 8/15/2006                                                                          650,000                  751,777

      7.50%, 8/15/2007                                                                          600,000                  702,222

San Antonio, General Improvement 5.90%, 2/1/2016                                                500,000                  531,820

UTAH--.5%

Intermountain Power Agency, Power Supply Revenue

   6.25%, 7/1/2009 (Insured; FSA)                                                               500,000                  558,380

VIRGINIA--1.9%

Newport News, Industrial Development Authority, IDR
   (Advanced Shipbuilding Carrier)
   5.50%, 9/1/2010                                                                            1,000,000                1,085,090

Virginia Transportation Board,
   Transportation Contract Revenue

   (Route 28 Project) 6%, 4/1/2005                                                            1,000,000                1,030,090

WASHINGTON--2.5%

Seattle Municipal Light and Power Revenue

   5.50%, 12/1/2010                                                                           1,000,000                1,056,860

Washington Public Power Supply System, Revenue

   (Nuclear Project Number 1):
      6%, 7/1/2006 (Insured; MBIA)                                                              500,000                  545,645

      7%, 7/1/2008                                                                            1,000,000                1,142,870

WISCONSIN--1.2%

Kenosha, Waterworks Revenue
   5%, 12/1/2012 (Insured; FGIC)                                                                750,000                  765,383

Wisconsin, Health and Educational Facilities Revenue

   (Aurora Medical Group Inc.)
   5.75%, 11/15/2007 (Insured; FSA)                                                             500,000                  539,475

U. S. RELATED--3.9%

Commonwealth of Puerto Rico :

   6.25%, 7/1/2011 (Insured; MBIA)                                                              950,000                1,094,438

   5.50%, 7/1/2014                                                                              500,000                  543,910


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U. S. RELATED (CONTINUED)

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                              625,000                  703,131

Puerto Rico Highway and Transporation Authority,

   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)                                              150,000                  170,538

Puerto Rico Public Buildings Authority,
   Government Guaranteed Facilities
   6.25%, 7/1/2010 (Insured; AMBAC)                                                             750,000                  858,953

University of Puerto Rico, University Revenue

   6.25%, 6/1/2008 (Insured; MBIA)                                                              750,000                  847,358

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $102,137,516)                                                                                               105,557,943
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENT--2.8%
-----------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--1.3%

California Pollution Control Financing Authority, PCR, VRDN

   2.10%                                                                                      1,400,000  (d)           1,400,000

FLORIDA--.1%

Florida Housing Finance Agency, Multi Family Housing, VRDN
   (Twin Colony) 1.45%, (LOC; Credit Suisse First Boston)                                       100,000  (d)             100,000

KANSAS--.2%

Kansas Development Finance Authority, VRDN
   (Hays Medical Center) 2% (LOC; Firstar Bank)                                                 200,000  (d)             200,000

KENTUCKY--1.0%

Kentucky Economic Development Finance Authority, HR, VRDN
   (Health Alliance) 1.67% (Insured; MBIA)                                                    1,100,000  (d)           1,100,000

NEVADA--.2%

Clark County Improvement District, Special Improvement, VRDN

   1.85%, (LOC; Bayerische Hypo Vereinsbank)                                                    200,000  (d)             200,000

Clark County School District, VRDN, 1.80% (Insured; FSA)                                        100,000  (d)             100,000

TOTAL SHORT-TERM MUNICIPAL INVESMENTS

   (cost $3,100,000)                                                                                                   3,100,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $105,237,516)                                                             99.4%              108,657,943

CASH AND RECEIVABLES (NET)                                                                          .6%                  609,538

NET ASSETS                                                                                       100.0%              109,267,481

                                                                                                     The Fund


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond
                          Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                          Company

FSA                       Financial Security Assurance

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                          Assurance Insurance
                          Corporation

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

RRR                       Resources Recovery Revenue

SFMR                      Single Family Mortgage Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)



Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              56.2

AA                               Aa                              AA                                               23.7

A                                A                               A                                                14.7

BBB                              Baa                             BBB                                               2.5

F1                               MIG1/P1                         SP1/A1                                            2.9

                                                                                                                 100.0

(A)  PURCHASED ON A DELAYED DELIVERY BASIS.

(B)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME STATED COUPON RATE BECOMES
     EFFECTIVE UNTIL MATURITY.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           105,237,516   108,657,943

Interest receivable                                                   1,548,759

Receivable for shares of Beneficial Interest subscribed                 390,296

                                                                    110,596,998
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    93,945

Cash overdraft due to Custodian                                         169,337

Payable for investment securities purchased                           1,053,420

Payable for shares of Beneficial Interest redeemed                       12,815

                                                                      1,329,517
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      109,267,481
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     105,736,961

Accumulated undistributed investment income--net                         10,853

Accumulated net realized gain (loss) on investments                      99,240

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              3,420,427
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      109,267,481

NET ASSET VALUE PER SHARE



                                                       Class A               Class B                 Class C                Class R
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      31,386,754              8,400,137               3,780,375             65,700,215

Shares Outstanding                                   2,553,695                683,798                 306,622              5,346,979
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            12.29                  12.28                  12.33                  12.29



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,567,355

EXPENSES:

Management fee--Note 2(a)                                              270,883

Distribution and service fees--Note 2(b)                                74,161

TOTAL EXPENSES                                                         345,044

INVESTMENT INCOME--NET                                               2,222,311
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                297,898

Net realized gain (loss) on financial futures                         (12,692)

NET REALIZED GAIN (LOSS)                                               285,206

Net unrealized appreciation (depreciation) on investments             (638,435)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (353,229)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,869,082

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                        Six Months Ended
                                        December 31, 2001          Year Ended
                                              (Unaudited)       June 30, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,222,311           4,414,160

Net realized gain (loss) on investments           285,206             935,752

Net unrealized appreciation (depreciation)
   on investments                                (638,435)          2,679,003

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,869,082           8,028,915
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (586,632)            (968,116)

Class B shares                                  (122,369)            (168,319)

Class C shares                                   (48,851)             (31,307)

Class R shares                                (1,461,630)          (3,246,418)

Net realized gain on investments:

Class A shares                                  (203,744)                   --

Class B shares                                   (53,449)                   --

Class C shares                                   (23,445)                   --

Class R shares                                  (426,702)                   --

TOTAL DIVIDENDS                               (2,926,822)          (4,414,160)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 19,504,475           5,499,306

Class B shares                                  3,128,534           3,065,404

Class C shares                                  2,388,592           1,469,530

Class R shares                                  2,991,190          12,650,774

Dividends reinvested:

Class A shares                                    569,154             614,515

Class B shares                                     87,932              80,585

Class C shares                                     40,534              17,921

Class R shares                                    680,878           1,169,139

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                        December 31, 2001          Year Ended
                                              (Unaudited)       June 30, 2001
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (CONTINUED) ($):

Cost of shares redeemed:

Class A shares                               (12,743,277)          (5,255,308)

Class B shares                                  (657,647)          (1,206,848)

Class C shares                                  (407,117)            (297,487)

Class R shares                                (5,577,193)         (17,316,263)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           10,006,055              491,268

TOTAL INCREASE (DECREASE) IN NET ASSETS        8,948,315            4,106,023
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           100,319,166           96,213,143

END OF PERIOD                                 109,267,481          100,319,166

SEE NOTES TO FINANCIAL STATEMENTS.



                                         Six Months Ended
                                        December 31, 2001          Year Ended
                                              (Unaudited)       June 30, 2001
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,556,334             447,855

Shares issued for dividends reinvested             45,584              50,188

Shares redeemed                               (1,019,418)            (430,509)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    582,500               67,534
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       248,693             248,983

Shares issued for dividends reinvested              7,060               6,582

Shares redeemed                                   (52,852)            (98,882)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     202,901             156,683
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       189,099             118,439

Shares issued for dividends reinvested              3,245               1,457

Shares redeemed                                   (32,387)            (24,425)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     159,957              95,471
-------------------------------------------------------------------------------

CLASS R

Shares sold                                       237,934           1,039,588

Shares issued for dividends reinvested             54,611              95,580

Shares redeemed                                  (443,974)         (1,416,317)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (151,429)           (281,149)

(A) DURING THE PERIOD ENDED DECEMBER 31, 2001, 2,896 CLASS B SHARES REPRESENTING $36,552 WERE AUTOMATICALLY CONVERTED TO 2,895 CLASS A SHARES, AND DURING THE PERIOD ENDED JUNE 30, 2001, 32,942 CLASS B SHARES REPRESENTING $401,122 WERE AUTOMATICALLY CONVERTED TO 32,931 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                         December 31, 2001(a)                                   Year Ended June 30,
                                                                    ---------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
    beginning of period                               12.39         11.94         12.03         12.32          12.12         11.89

Investment Operations:

Investment income--net                                 .25(b)        .52           .52           .50            .52           .54

Net realized and unrealized
   gain (loss) on investments                         (.02)          .45          (.09)         (.28)           .26           .26

Total from investment operations                       .23           .97           .43           .22            .78           .80

Distributions:

Dividends from investment
   income--net                                        (.25)         (.52)         (.52)         (.50)          (.52)         (.54)

Dividends from net realized
   gain on investments                                (.08)           --            --          (.01)          (.06)         (.03)

Total Distributions                                   (.33)         (.52)         (.52)         (.51)          (.58)         (.57)

Net asset value, end of period                       12.29         12.39         11.94         12.03          12.32         12.12
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   1.86(d)       8.32          3.67          1.78           6.52          6.92
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .75(e)        .75           .75           .79            .77           .75

Ratio of net investment income
   to average net assets                              3.97(e)       4.29          4.36          4.06           4.24          4.52

Portfolio Turnover Rate                              13.21(d)      55.32         45.65         28.19          14.62         30.50
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      31,387        24,426        22,733        27,084         17,423        17,323

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES
     ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
     31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 3.96%
     TO 3.97%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.(

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.


                                        Six Months Ended
                                        December 31, 2001(a)                                   Year Ended June 30,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                 (Unaudited)          2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.38         11.94         12.02         12.31          12.12         11.89

Investment Operations:

Investment income--net                                 .22(b)        .46           .46           .44            .46           .48

Net realized and unrealized
   gain (loss) on investments                         (.02)          .44          (.08)         (.28)           .25           .26

Total from investment operations                       .20           .90           .38           .16            .71           .74

Distributions:

Dividends from investment
   income--net                                        (.22)         (.46)         (.46)         (.44)          (.46)         (.48)

Dividends from net realized
   gain on investments                                (.08)           --            --          (.01)          (.06)         (.03)

Total Distributions                                   (.30)         (.46)         (.46)         (.45)          (.52)         (.51)

Net asset value, end of period                       12.28         12.38         11.94         12.02          12.31         12.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   1.60(d)       7.69          3.24          1.25           5.89          6.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.25(e)       1.25          1.25          1.28           1.27          1.25

Ratio of net investment income
   to average net assets                              3.47(e)       3.77          3.87          3.55           3.68          4.01

Portfolio Turnover Rate                              13.21(d)      55.32         45.65         28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       8,400         5,956         3,870         2,779          1,240           551

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES
     ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
     31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 3.46%
     TO 3.47%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.(

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                         December 31, 2001(a)                                     Year Ended June 30,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.43         11.98         12.06         12.34          12.14         11.90

Investment Operations:

Investment income--net                                 .22(b)        .47           .46           .44            .46           .49

Net realized and unrealized
   gain (loss) on investments                         (.02)          .45          (.08)         (.27)           .26           .27

Total from investment operations                       .20           .92           .38           .17            .72           .76

Distributions:

Dividends from investment
   income--net                                        (.22)         (.47)         (.46)         (.44)          (.46)         (.49)

Dividends from net realized
   gain on investments                                (.08)           --            --          (.01)          (.06)         (.03)

Total Distributions                                   (.30)         (.47)         (.46)         (.45)          (.52)         (.52)

Net asset value, end of period                       12.33         12.43         11.98         12.06          12.34         12.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   1.60(d)       7.80          3.25          1.35           6.02          6.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.25(e)       1.25          1.26          1.26           1.27          1.27

Ratio of net investment income
   to average net assets                              3.44(e)       3.72          3.86          3.58           3.71          4.17

Portfolio Turnover Rate                              13.21(d)      55.32         45.65         28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       3,780         1,823           613         1,534            209            74

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES
     ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
     31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 3.43%
     TO 3.44%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.(

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended
                                         December 31, 2001(a)                                   Year Ended June 30,
                                                                   ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                               12.39         11.94         12.02         12.31          12.12         11.89

Investment Operations:

Investment income--net                                 .27(b)        .56           .55           .53            .55           .57

Net realized and unrealized
   gain (loss) on investments                         (.02)          .45          (.08)         (.28)           .25           .26

Total from investment operations                       .25          1.01           .47           .25            .80           .83

Distributions:

Dividends from investment
   income--net                                        (.27)         (.56)         (.55)         (.53)          (.55)         (.57)

Dividends from net realized
   gain on investments                                (.08)            --           --          (.01)          (.06)         (.03)

Total Distributions                                   (.35)         (.56)         (.55)         (.54)          (.61)         (.60)

Net asset value, end of period                       12.29         12.39         11.94         12.02          12.31         12.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      1.99(c)       8.59          4.01          2.02           6.69          7.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to
   average net assets                                  .50(d)        .50           .50           .54            .52           .50

Ratio of net investment income
   to average net assets                              4.25(d)       4.56          4.61          4.32           4.47          4.77

Portfolio Turnover Rate                              13.21(c)      55.32         45.65         28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      65,700        68,115        68,997        64,575         43,018        25,741

(A)  AS REQUIRED, EFFECTIVE JULY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
     THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES
     ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED DECEMBER
     31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INCOME TO AVERAGE NET ASSETS FROM 4.24%
     TO 4.25%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     JULY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.(

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Municipal Fund (the "fund" ) is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the
" Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to maximize current income exempt from Federal income tax consistent with the prudent risk of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(C) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2001, there were no financial futures contracts outstanding.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

The Distributor retained $686 during the period ended December 31, 2001, from commissions earned on sales of the fund's shares.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans (the
" Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of ..50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended December 31, 2001, Class A, Class B and Class C shares were charged $37,006, $17,642 and $7,128, respectively, pursuant to the Plans. During the period ended December
31, 2001, Class B and Class C shares were charged $8,821 and $3,564, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 2001, amounted to $22,104,422 and $13,537,426, respectively.

At December 31, 2001, accumulated net unrealized appreciation on investments was $3,420,427, consisting of $3,736,664 gross unrealized appreciation and $316,237 gross unrealized depreciation.


At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2001, the fund did not borrow under the Facility.

NOTE 5-Change in Accounting Principle:

As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis. Prior to July 1, 2001, the fund amortized premiums on debt securities on a scientific basis but recognized market discount upon disposition. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $8,024 increase in accumulated undistributed investment income-net and a corresponding $8,024 decrease in accumulated net unrealized appreciation (depreciation) , based on securities held by the fund on June 30, 2001.

The effect of this change for the year ended December 31, 2001 was to increase net investment income by $2,830, decrease accumulated net unrealized appreciation (depreciation) by $2,084 and decrease net realized gains (losses) by $746. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

                                                             The Fund

                                                           For More Information

                        Dreyfus Premier Limited Term Municipal Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  347SA1201

Dreyfus Premier

Limited Term

Municipal Fund

ANNUAL REPORT
June 30, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            17   Statement of Assets and Liabilities

                            18   Statement of Operations

                            19   Statement of Changes in Net Assets

                            21   Financial Highlights

                            25   Notes to Financial Statements

                            31   Independent Auditors' Report

                            32   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                 Dreyfus Premier

                                                     Limited Term Municipal Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Premier Limited Term Municipal Fund, covering the 12-month period from July 1, 2000 through June 30, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

While the past year has generally been difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board' s aggressive easing of monetary policy produced a 2.75 percentage-point drop in short-term interest rates during the reporting period, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. Approval of the $1.3 trillion federal tax cut should further stimulate economic growth, as should reduced inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current borderline recession may give way to renewed economic growth later this year.

In our view, the implications of this economic scenario may be positive for the municipal bond market. Better economic times should help support the fiscal health of the states, cities, towns and other municipalities that issue tax-exempt bonds. Because municipal bonds generally tend to respond to supply-and-demand forces, a stronger economy may benefit the municipal marketplace.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2001




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Premier Limited Term Municipal Fund perform relative to its benchmarks?

For the 12-month period ended June 30, 2001, the fund produced a total return of 8.32% for Class A shares, 7.69% for Class B shares, 7.80% for Class C shares and 8.59% for Class R shares, and aggregate income dividends of $0.5264, $0.4647, $0.4708 and $0.5567, respectively.(1) The fund's benchmarks, the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index, produced total returns of 9.49% and 9.18% , respectively, for the reporting period.(2) The fund's peer group, the Lipper Intermediate Municipal Debt Funds category, achieved an average total return of 8.48% for the same period as well.(3)

We attribute the fund's underperformance to our duration management strategy. During the second half of the reporting period, when interest rates fell sharply, the fund's average duration -- a measure of sensitivity to changing interest rates -- was positioned at a point modestly longer than that of its peer group. However, because prices of short-term municipal securities rose more steeply than those of intermediate-term securities, funds with shorter durations generally performed better.

What is the fund's investment approach?

The fund's goal is to seek to maximize current income exempt from federal income tax consistent with the prudent risk of capital. To pursue this objective, we attempt to add value by selecting the individual federally tax-exempt bonds that we believe are most likely to provide high federally tax-exempt current income.
We   also   actively  manage  the  portfolio's  weighted  average  maturity  in anticipation of interest-rate and supply-and-demand changes in the limited-term municipal marketplace. The fund's dollar-weighted average maturity is not expected to exceed 10 years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Rather than focusing on economic or market trends, we search for securities that, in our opinion, will help us enhance the fund's yield without sacrificing quality.

The management of the fund's average duration uses a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the fund' s average duration to make cash available for the purchase of higher yielding securities. This is due to the fact that yields tend to rise if issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and therefore lower yields, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a neutral average duration.

What other factors influenced the fund's performance?

The fund was strongly influenced by changes in the U.S. economy. When the reporting period began, economic growth was robust, and most states and municipalities were in good fiscal condition. However, by the second half of the reporting period, economic conditions had begun to deteriorate, increasing the risk of recession. Tax revenues began to decline, oil prices rose dramatically and power shortages created huge increases in electricity costs, particularly in California.

In an effort to avoid a recession, the Federal Reserve Board ("the Fed") began reducing short-term interest rates in early January. Over the course of the second half of the reporting period, the Fed reduced short-term interest rates in six separate moves for a total reduction of 2.75 percentage points. These aggressive cuts resulted in lower yields for many limited-term municipal securities.

While yields throughout the limited-term range declined, the value of securities with shorter durations declined more than those with longer durations. When yields decline, prices tend to rise, benefiting securities with shorter durations the most.

In this challenging environment, we emphasized securities with a slightly longer duration than average, which we balanced with securities of a slightly shorter average duration. This strategy proved beneficial during the first six months of the period, when bonds with longer durations generally performed best. However, when interest rates began to fall in 2001, this positioning did not allow the fund to capture fully the gains of shorter term securities.

What is the fund's current strategy?

As of the end of the reporting period, we continued to favor securities with a slightly longer average duration than that of our peer group. In our view, interest rates are likely to remain stable or trend slightly lower in the coming months. We expect longer term securities to enable us to lock in higher yields for as long as practical. The fund's high credit quality also remains a major focus. As of June 30, 2001, over 60% of the fund's investments were triple-A rated.

Finally, while we have not yet made any substantial changes to the fund's sector allocation strategy, we are especially optimistic about the prospects of corporate securities from health care issuers. We believe that many of these securities were unfairly punished when the group performed poorly last year. We have continued to identify many high quality securities from health care issuers that, in our opinion, make excellent investment candidates.

July 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 7-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Municipal Fund Class A shares with the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index


             Dreyfus
             Premier
             Limited        Lehman        Lehman
               Term        Brothers      Brothers
            Municipal      10-Year        7-Year
               Fund       Municipal     Municipal
  PERIOD     (Class A        Bond          Bond
             shares)        Index*        Index*

 6/30/91      9,698        10,000        10,000
 6/30/92     10,856        11,132        11,093
 6/30/93     12,045        12,532        12,284
 6/30/94     12,161        12,656        12,440
 6/30/95     12,936        13,768        13,464
 6/30/96     13,615        14,647        14,209
 6/30/97     14,557        15,869        15,208
 6/30/98     15,506        17,215        16,324
 6/30/99     15,781        17,609        16,801
 6/30/00     16,361        18,396        17,471
 6/30/01     17,722        20,142        19,073



((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE FUND'S CLASS A SHARES ON 6/30/91 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX"), AS WELL AS TO AN INVESTMENT IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") WHICH ARE DESCRIBED BELOW. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES. THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES AND EXPECTS TO MAINTAIN AN AVERAGE MATURITY OF LESS THAN 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN 10-YEAR INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN 7-YEAR INDEX CONSISTS OF BONDS WITH SIMILAR CHARACTERISTICS WITH MATURITIES OF 6-8 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 6/30/01

                                                            Inception                                                     From

                                                                 Date          1 Year          5 Years       10 Years     Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (3.0%)                                                5.06%            4.77%          5.89%          --
WITHOUT SALES CHARGE                                                            8.32%            5.41%          6.21%          --

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                       12/28/94          4.69%            4.70%           --           5.53%
WITHOUT REDEMPTION                                            12/28/94          7.69%            4.86%           --           5.53%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                    12/28/94          7.06%            4.96%           --           5.57%
WITHOUT REDEMPTION                                            12/28/94          7.80%            4.96%           --           5.57%

CLASS R SHARES                                                  2/1/93          8.59%            5.67%           --           5.58%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
         .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

June 30, 2001


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.2%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA--2.1%

Maricopa County Unified School District
  Number 69 (Paradise Valley)

   6.35%, 7/1/2010 (Insured; MBIA)                                                              550,000                  632,434

Phoenix 6.25%, 7/1/2016                                                                       1,250,000                1,447,387

ARKANSAS--.5%

North Little Rock, Electric Revenue
   6%, 7/1/2001 (Insured; MBIA)                                                                 500,000                  500,090

CALIFORNIA--15.3%

California:

   6.80%, 10/1/2005                                                                             700,000                  782,824

   4.75%, 6/1/2008                                                                            1,000,000                1,030,590

   6.60%, 2/1/2009                                                                              510,000                  580,961

California Housing Finance Agency, Home Mortgage Revenue

   5.65%, 8/1/2006 (Insured; MBIA)                                                              655,000                  700,188

California Rural Home Mortgage Finance Authority, SFMR

   5.75%, 8/1/2009                                                                               20,000                   20,501

California Statewide Communities Development
   Authority, Multi-Family Revenue:

      (Archstone/Leclub) 5.30%, 6/1/2029                                                      1,000,000                1,024,380

      (Housing-Equity Residential) 5.20%, 12/1/2029                                           1,000,000                1,020,220

Foothill/Eastern Transportation Corridor Agency,
   Toll Road Revenue Zero Coupon,
   7/15/2009 (Insured; MBIA)                                                                  1,000,000  (a)             653,350

Franklin-McKinley School District
   5.20%, 7/1/2004 (Insured; MBIA)                                                              375,000                  392,865

Kern High School District 6.40%, 2/1/2012 (Insured; MBIA)                                       750,000                  879,172

Modesto, Wastewater Treatment Facilities Revenue
   6%, 11/1/2009 (Insured; MBIA)                                                                500,000                  568,955

Oakland Joint Powers Financing Authority, LR

   (Oakland Convention Centers)
   5.50%, 10/1/2013 (Insured; AMBAC)                                                          1,500,000                1,640,760

Sacramento Municipal Utilities District, Electrical Revenue
   5.30%, 7/1/2012                                                                            1,700,000                1,811,860

San Diego County Regional Transportation Commission,
   Sales Tax Revenue

   6%, 4/1/2004 (Insured; FGIC)                                                                 250,000                  268,205

San Francisco City and County Airport Commission,

  International Airport Revenue

   5.625%, 5/1/2006 (Insured; FGIC)                                                             500,000                  537,555


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Francisco City and County Public Utilities Commission,
  Water Revenue:

      6%, 11/1/2003                                                                             750,000                  793,230

      6.375%, 11/1/2006                                                                         500,000                  531,600

San Jose Redevelopment Agency, Tax Allocation

   (Merged Area Redevelopment Project)
   6%, 8/1/2009 (Insured; MBIA)                                                                 625,000                  708,556

Santa Margarita-Dana Point Authority, Revenue

   7.25%, 8/1/2007 (Insured; MBIA)                                                              500,000                  592,065

Santa Rosa, Wastewater Revenue

   6.20%, 9/1/2003 (Prerefunded 9/1/2002)
   (Insured; FGIC)                                                                              350,000  (b)             369,386

Westside Unified School District 6%, 8/1/2014
   (Insured; AMBAC)                                                                             385,000                  440,405

COLORADO--5.0%

Colorado Department of Transportation Revenue,

  Transportation, RAN

   5.25%, 6/15/2010 (Insured; MBIA)                                                           1,000,000                1,068,860

Colorado Housing Finance Authority:

   6.75%, 4/1/2015                                                                              500,000                  562,870

   6.70%, 10/1/2016                                                                             500,000                  562,505

   7.15%, 10/1/2030                                                                           1,000,000                1,137,280

Northwest Parkway Public Highway Authority, Revenue

   Zero Coupon, 6/15/2011 (Insured; AMBAC)                                                    1,000,000  (a)             591,910

University of Colorado, Enterprise System Revenue:

   5%, 6/1/2009                                                                                 500,000                  525,500

   5.50%, 6/1/2010                                                                              500,000                  542,705

CONNECTICUT--.6%

Stamford 6.60%, 1/15/2007                                                                       500,000                  568,825

FLORIDA--2.1%

Key West Utility Board, Electric Revenue

   5.75%, 10/1/2006 (Insured; AMBAC)                                                          1,000,000                1,093,790

Miami Beach Health Facilities Authority, HR
   (Mount Sinai Medical Center)

   6.70%, 11/15/2019                                                                          1,000,000                1,019,030

GEORGIA--3.1%

Chatham County Hospital Authority, Revenue
  (Memorial Health Medical Center)

   6.125%, 1/1/2024                                                                           1,000,000                1,020,860

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GEORGIA (CONTINUED)

Georgia 5.40%, 11/1/2010                                                                      1,000,000                1,085,820

Georgia Municipal Electric Authority, Power Revenue
   6%, 1/1/2006                                                                                 900,000                  973,350

ILLINOIS--5.6%

Chicago Metropolitan Water Reclamation District
  (Chicago Capital Improvement)

   7.25%, 12/1/2012                                                                           1,000,000                1,235,370

Dupage County, Community High School
   District Number 099 (Downers Grove)

   5.50%, 12/1/2014 (Insured; FSA)                                                            1,000,000                1,044,820

Illinois:

   5.60%, 6/1/2004                                                                              750,000                  778,642

   5.375%, 5/1/2013                                                                           2,000,000                2,102,820

Regional Transportation Authority
   7.75%, 6/1/2012 (Insured; FGIC)                                                              390,000                  492,991

IOWA--1.0%

Iowa Student Loan Liquidity Corp., Student Loan Revenue

   5.65%, 12/1/2005                                                                           1,000,000                1,039,960

KENTUCKY--2.5%

Kentucky Turnpike Authority, Economic Development

  Road Revenue (Revitalization Projects):

      6.50%, 7/1/2007 (Insured; AMBAC)                                                        1,000,000                1,132,010

      5.50%, 7/1/2012 (Insured; AMBAC)                                                        1,250,000                1,354,737

MASSACHUSETTS--3.0%

Massachusetts 5.75%, 9/1/2013                                                                   500,000                  544,530

Weston:

   5.625%, 3/1/2017                                                                             650,000                  692,653

   5.625%, 3/1/2018                                                                             665,000                  705,718

Worcester (Municipal Purpose Loan)
   5.75%, 10/1/2014 (Insured; MBIA)                                                           1,000,000                1,060,990

MICHIGAN--2.2%

Fowlerville Community School District

   6.50%, 5/1/2006 (Insured; MBIA)                                                              555,000                  619,202

Michigan Building Authority, Revenue
   6.40%, 10/1/2004 (Insured; FSA)

   (Prerefunded 10/1/2001)                                                                    1,000,000  (b)           1,029,270

Saint John's Public Schools (Qualified School Board Loan Fund)

   6.50%, 5/1/2006 (Insured; FGIC)                                                              525,000                  585,732



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSISSIPPI--.3%

Mississippi Higher Education Assisstance Corporation,
  Student Loan Revenue

   6.05%, 9/1/2007                                                                              330,000                  339,748

MISSOURI--2.1%

Saint Louis, Airport Revenue
  (Airport Development Program)

   5%, 7/1/2011 (Insured; MBIA)                                                               2,000,000                2,095,460

NEW JERSEY--6.6%

New Jersey 6%, 2/15/2011                                                                      1,000,000                1,129,860

New Jersey Economic Development Authority, Revenue:

   (School Facilities Construction)
      5.50%, 6/15/2012 (Insured; AMBAC)                                                       2,000,000                2,183,280

   (Transportation Project)
      5.875%, 5/1/2014 (Insured; FSA)                                                         1,000,000                1,090,260

New Jersey State Highway Authority, General Revenue

   (Garden State Parkway) 5%, 1/1/2009 (Insured; FGIC)                                        1,060,000  (c)           1,111,643

New Jersey Transportation Corporation

   COP (Federal Transit Administration Grants)
   5.50%, 9/15/2009 (Insured; AMBAC)                                                          1,000,000                1,093,420

NEW YORK--14.5%

Amherst, Public Improvement
   6.20%, 4/1/2002 (Insured; FGIC)                                                              150,000                  154,024

Greece Central School District 6%, 6/15/2010                                                    225,000                  255,251

Hempstead Town (Various Purpose)
   6.30%, 1/1/2002 (Insured; AMBAC)                                                             150,000                  152,766

Metropolitan Transportation Authority:

  Commuter Facilities Revenue:

      5.50%, 7/1/2007 (Insured; AMBAC)                                                        1,000,000                1,091,920

      (Grand Central Terminal)
         5.70% 7/1/2024 (Insured; FSA)                                                          200,000                  207,196

   Transportation Facilities Revenue
      6.30%, 7/1/2007 (Insured; MBIA)                                                           250,000                  283,062

Monroe County, Public Improvement:

   7%, 6/1/2003 (Insured; FGIC)                                                                 120,000                  128,885

   7%, 6/1/2003 (Insured; FGIC)                                                                  80,000                   85,846

Municipal Assistance Corporation for the City of New York

   6%, 7/1/2005 (Insured; AMBAC)                                                                100,000                  109,288

Nassau County 6.30%, 11/1/2003 (Insured; FGIC)                                                  200,000                  214,298

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City:

   7%, 8/1/2006                                                                                 300,000                  342,018

   6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                        60,000  (b)              66,040

   6.20%, 8/1/2007                                                                              940,000                1,010,970

   5.75%, 8/1/2012                                                                              545,000                  581,913

   5.75%, 8/1/2013                                                                            1,650,000                1,785,779

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue:

   5.75%, 6/15/2026 (Insured; MBIA)                                                           1,255,000                1,311,852

New York City Transit Finance Authority, Revenue
   (Future Tax Secured) 6.125%, 11/15/2014                                                    1,000,000                1,126,720

New York State Dormitory Authority, Revenue:

   (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA)                                200,000                  220,316

   (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                       130,000                  141,921

   (Mental Health Services Facilities):

      6%, 8/15/2005                                                                              10,000                   10,995

      6%, 8/15/2005                                                                             990,000                1,076,576

   (Vassar College) 6%, 7/1/2005                                                                250,000                  272,535

New York State Power Authority, General Purpose Revenue

   7%, 1/1/2018 (Prerefunded 1/1/2010)                                                          300,000  (b)             361,824

New York State Thruway Authority
   (Highway and Bridge Trust Fund):

      5.50%, 4/1/2007 (Insured; FGIC)                                                           500,000                  541,795

      6%, 4/1/2016 (Insured; FSA)                                                             1,000,000                1,101,660

New York State Urban Development Corp., Revenue:

   (Corporation Purpose) 5.50%, 7/1/2005                                                        200,000                  214,480

   (Higher Education Technology Grants)
      5.75%, 4/1/2015 (Insured; MBIA)                                                           500,000                  525,265

Orange County:

   5.10%, 11/15/2002                                                                            130,000                  134,130

   5.50%, 11/15/2007                                                                            250,000                  273,933

Port Washington Union Free School District 6%, 8/1/2001                                         125,000                  125,373

Triborough Bridge and Tunnel Authority

  General Purpose Revenue:

      5.75%, 1/1/2005                                                                           250,000                  268,193

      5.90%, 1/1/2007                                                                           100,000                  109,797

Westchester County 6.625%, 11/1/2004                                                            250,000                  276,898

NORTH CAROLINA--3.9%

Concord, COP 5.50%, 6/1/2011 (Insured; MBIA)                                                  1,000,000                1,082,200

Guilford County, Public Improvement 5.10%, 10/1/2014                                          1,500,000                1,551,840

Mecklenburg County 5.50%, 4/1/2011                                                            1,195,000                1,304,713


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OHIO--3.3%

Akron, Sewer System Revenue
   6%, 12/1/2014 (Insured; AMBAC)                                                               500,000                  549,005

Clermont County, Hospital Facilities Revenue

   (Mercy Health System) 5.25%, 9/1/2003 (Insured; AMBAC)                                       685,000                  714,284

Ohio Building Authority, State Facilities
   (Sports Building Fund Project) 5.50%, 4/1/2014                                             1,945,000                2,063,139

OKLAHOMA--2.2%

Oklahoma Capital Improvement Authority,
  State Highway Capital Improvement Revenue

   5%, 12/1/2011 (Insured; MBIA)                                                              2,050,000                2,157,994

OREGON--2.7%

Tri County Metropolitan Transportation District
  (Light Rail Extension)

   5.60%, 7/1/2003 (Prerefunded 7/1/2002)                                                       250,000  (b)             259,615

Washington County 5%, 6/1/2018                                                                1,000,000                  994,880

Washington and Clackamas Counties
   (School District Number 23 J Tigard)

   5.25%, 6/1/2012 (Insured; FGIC)                                                            1,405,000                1,493,220

PENNSYLVANIA--3.0%

Montgomery County Industrial Development Authority
  (Peco Energy Company Project)

   5.30%, 10/1/2034                                                                           1,000,000                1,031,240

Pennsylvania Higher Educational Facilities Authority,
   Health Services Revenue

   (University of Pennsylvania) 7%, 1/1/2008                                                  1,800,000                1,940,382

SOUTH CAROLINA--1.3%

Tobacco Settlement Revenue Management Authority,

   Tobacco Settlement Revenue 6.375%, 5/15/2028                                               1,300,000                1,336,855

TENNESSEE--.3%

Shelby County Health and Educational Housing Facilities Board

   (Saint Judes Childrens Research) 5%, 7/1/2009                                                300,000                  308,667

TEXAS--3.5%

Fort Bend Independant School District
  (Permanent School Fund Guaranteed)

   6.60%, 2/15/2004                                                                             875,000                  942,288

Harris County, Toll Road 6%, 8/1/2009 (Insured; FGIC)                                         1,000,000                1,115,430

Lewisville Independant School District (Building Bonds)

  (Permanent School Fund Guaranteed):

      7.50%, 8/15/2006                                                                          650,000                  754,975

      7.50%, 8/15/2007                                                                          600,000                  707,556

                                                                                                            The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTAH--.6%

Intermountain Power Agency, Power Supply Revenue

   6.25%, 7/1/2009 (Insured; FSA)                                                               500,000                  563,105

VIRGINIA--2.1%

Newport News, Industrial Development Authority,
  IDR (Advanced Shipbuilding Carrier)

   5.50%, 9/1/2010                                                                            1,000,000                1,092,880

Virginia Transportation Board,
   Transportation Contract Revenue

   (Route 28 Project) 6%, 4/1/2005                                                            1,000,000                1,036,710

WASHINGTON--2.8%

Seattle Municipal Light and Power Revenue                                                     1,000,000                1,069,330

  5.50%, 12/1/2010

Washington Public Power Supply System, Revenue

  (Nuclear Project Number 1):

      6%, 7/1/2006 (Insured; MBIA)                                                              500,000                  546,495

      7%, 7/1/2008                                                                            1,000,000                1,154,960

WISCONSIN--1.3%

Kenosha, Waterworks Revenue 5%, 12/1/2012 (Insured; FGIC)                                       750,000                  770,678

Wisconsin, Health and Educational Facilities Revenue

   (Aurora Medical Group Inc.)
   5.75%, 11/15/2007 (Insured; FSA)                                                             500,000                  543,935

U. S. RELATED--3.7%

Commonwealth of Puerto Rico
   6.25%, 7/1/2011 (Insured; MBIA)                                                              950,000                1,108,185

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                              625,000                  706,581

Puerto Rico Highway and Transporation Authority,

   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)                                              150,000                  171,875

Puerto Rico Public Buildings Authority,
   Government Guaranteed Facilities

   6.25%, 7/1/2010 (Insured; AMBAC)                                                             750,000                  867,038

University of Puerto Rico, University Revenue

   6.25%, 6/1/2008 (Insured; MBIA)                                                              750,000                  853,800

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $93,434,448)                                                                                                 97,501,334


                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--2.5%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--1.4%

California Pollution Control Financing Authority, PCR, VRDN

   3.60% (LOC; Morgan Guaranty Trust)                                                         1,400,000  (d)           1,400,000

MASSACHUSETTS--1.1%

Massachusetts Central Artery, VRDN 3.35%                                                      1,100,000  (d)           1,100,000

TOTAL SHORT-TERM MUNICIPAL INVESMENTS
   (cost $2,500,000)                                                                                                   2,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $95,934,448)                                                              99.7%              100,001,334

CASH AND RECEIVABLES (NET)                                                                          .3%                  317,832

NET ASSETS                                                                                       100.0%              100,319,166

                                                                                                           The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC                American Municipal Bond
                          Assurance Corporation

COP                  Certificate of Participation

FGIC                 Financial Guaranty Insurance
                          Company

FSA                  Financial Security Assurance

HR                   Hospital Revenue

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

LR                   Lease Revenue

MBIA                 Municipal Bond Investors Assurance
                          Insurance Corporation

PCR                  Pollution Control Revenue

RAN                  Revenue Anticipation Notes

SFMR                 Single Family Mortgage Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              60.8

AA                               Aa                              AA                                               23.3

A                                A                               A                                                11.4

BBB                              Baa                             BBB                                               2.0

F1                               MIG1/P1                         SP1/A1                                            2.5

                                                                                                                 100.0

(A)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME STATED COUPON RATE BECOMES
     EFFECTIVE UNTIL MATURITY.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  PURCHASED ON A DELAYED DELIVERY BASIS.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments 95,934,448  100,001,334

Interest receivable                                                   1,544,985

Receivable for shares of Beneficial Interest subscribed                 141,742

                                                                    101,688,061
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    85,405

Cash overdraft due to Custodian                                         164,372

Payable for investment securities purchased                           1,108,810

Payable for shares of Beneficial Interest redeemed                        2,352

Other liabilities                                                         7,956

                                                                      1,368,895
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      100,319,166
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      95,730,906

Accumulated net realized gain (loss) on investments                     521,374

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 3                               4,066,886
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      100,319,166

NET ASSET VALUE PER SHARE

                                                       Class A              Class B            Class C                Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                      24,425,769             5,955,907          1,822,933             68,114,557

Shares Outstanding                                   1,971,195               480,897            146,665              5,498,408
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                            12.39                 12.38              12.43                 12.39

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                              The Fund


STATEMENT OF OPERATIONS

Year Ended June 30, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,006,730

EXPENSES:

Management fee--Note 2(a)                                              495,666

Distribution and service fees--Note 2(b)                                96,173

Loan commitment fees--Note 4                                               731

TOTAL EXPENSES                                                         592,570

INVESTMENT INCOME--NET                                               4,414,160
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              1,097,364

Net realized gain (loss) on financial futures                        (161,612)

NET REALIZED GAIN (LOSS)                                               935,752

Net unrealized appreciation (depreciation) on investments            2,679,003

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,614,755

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,028,915

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended June 30,
                                             -----------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,414,160           4,306,259

Net realized gain (loss) on investments           935,752            (401,169)

Net unrealized appreciation
   (depreciation) on investments                2,679,003            (279,054)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    8,028,915           3,626,036
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (968,116)          (1,083,212)

Class B shares                                  (168,319)            (129,806)

Class C shares                                   (31,307)             (45,769)

Class R shares                                (3,246,418)          (3,047,472)

TOTAL DIVIDENDS                               (4,414,160)          (4,306,259)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  5,499,306          20,413,976

Class B shares                                  3,065,404           2,609,009

Class C shares                                  1,469,530             307,629

Class R shares                                 12,650,774          29,787,357

Dividends reinvested:

Class A shares                                    614,515            726,373

Class B shares                                     80,585             66,416

Class C shares                                     17,921             38,848

Class R shares                                  1,169,139           1,303,137

Cost of shares redeemed:

Class A shares                                (5,255,308)         (25,264,246)

Class B shares                                (1,206,848)          (1,572,247)

Class C shares                                  (297,487)          (1,256,085)

Class R shares                               (17,316,263)         (26,238,929)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS             491,268               921,238

TOTAL INCREASE (DECREASE) IN NET ASSETS       4,106,023               241,015
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            96,213,143          95,972,128

END OF PERIOD                                 100,319,166           96,213,143

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended June 30,
                                               ---------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       447,855           1,730,049

Shares issued for dividends reinvested             50,188              61,206

Shares redeemed                                 (430,509)          (2,139,755)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      67,534            (348,500)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       248,983             220,174

Shares issued for dividends reinvested              6,582               5,607

Shares redeemed                                  (98,882)            (132,672)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     156,683               93,109
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       118,439               25,977

Shares issued for dividends reinvested              1,457                3,261

Shares redeemed                                  (24,425)            (105,238)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      95,471             (76,000)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,039,588            2,511,584

Shares issued for dividends reinvested             95,580              109,871

Shares redeemed                               (1,416,317)          (2,212,146)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (281,149)              409,309

(A) DURING THE PERIOD ENDED JUNE 30, 2001, 32,942 CLASS B SHARES REPRESENTING $401,122 WERE AUTOMATICALLY CONVERTED TO 32,931 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended June 30,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.94          12.03          12.32          12.12         11.89

Investment Operations:

Investment income--net                                            .52            .52            .50            .52           .54

Net realized and unrealized gain
   (loss) on investments                                          .45           (.09)           (.28)          .26           .26

Total from investment operations                                  .97            .43             .22           .78           .80

Distributions:

Dividends from investment income--net                           (.52)          (.52)          (.50)           (.52)          (.54)

Dividends from net realized
   gain on investments                                             --           --            (.01)           (.06)          (.03)

Total Distributions                                             (.52)          (.52)          (.51)           (.58)          (.57)

Net asset value, end of period                                  12.39         11.94          12.03           12.32          12.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             8.32          3.67           1.78            6.52          6.92
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .75           .75            .79            .77           .75

Ratio of net investment income

   to average net assets                                         4.29          4.36           4.06           4.24          4.52

Portfolio Turnover Rate                                         55.32         45.65          28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          24,426        22,733         27,084         17,423        17,323

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                   The Fund



FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                  Year Ended June 30,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.94          12.02           12.31          12.12         11.89

Investment Operations:

Investment income--net                                            .46            .46             .44            .46           .48

Net realized and unrealized gain
   (loss) on investments                                          .44           (.08)           (.28)           .25           .26

Total from investment operations                                  .90            .38             .16            .71           .74

Distributions:

Dividends from investment income--net                           (.46)          (.46)            (.44)         (.46)          (.48)

Dividends from net realized
   gain on investments                                             --            --            (.01)          (.06)          (.03)

Total Distributions                                             (.46)          (.46)           (.45)          (.52)          (.51)

Net asset value, end of period                                  12.38          11.94          12.02           12.31         12.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                             7.69           3.24           1.25           5.89          6.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25           1.25           1.28           1.27          1.25

Ratio of net investment income

   to average net assets                                         3.77           3.87           3.55           3.68          4.01

Portfolio Turnover Rate                                         55.32          45.65          28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           5,956          3,870          2,779          1,240           551

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                                 Year Ended June 30,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.98          12.06          12.34          12.14         11.90

Investment Operations:

Investment income--net                                            .47            .46            .44            .46           .49

Net realized and unrealized gain
   (loss) on investments                                          .45           (.08)          (.27)           .26           .27

Total from investment operations                                  .92            .38            .17            .72           .76

Distributions:

Dividends from investment income--net                           (.47)          (.46)          (.44)           (.46)         (.49)

Dividends from net realized
   gain on investments                                             --            --           (.01)           (.06)         (.03)

Total Distributions                                             (.47)          (.46)          (.45)           (.52)         (.52)

Net asset value, end of period                                 12.43          11.98          12.06           12.34         12.14
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            7.80           3.25           1.35           6.02          6.50
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25          1.26           1.26           1.27          1.27

Ratio of net investment income

   to average net assets                                         3.72          3.86           3.58           3.71          4.17

Portfolio Turnover Rate                                         55.32         45.65          28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,823           613          1,534            209            74

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                         The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                               Year Ended June 30,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.94          12.02          12.31          12.12         11.89

Investment Operations:

Investment income--net                                            .56            .55            .53            .55           .57

Net realized and unrealized gain
   (loss) on investments                                          .45           (.08)          (.28)           .25           .26

Total from investment operations                                 1.01            .47            .25            .80           .83

Distributions:

Dividends from investment income--net                            (.56)          (.55)          (.53)          (.55)         (.57)

Dividends from net realized
   gain on investments                                             --            --            (.01)          (.06)         (.03)

Total Distributions                                             (.56)          (.55)          (.54)           (.61)         (.60)

Net asset value, end of period                                 12.39          11.94          12.02           12.31         12.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                8.59           4.01           2.02            6.69          7.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA ($):

Ratio of expenses to average net assets                          .50            .50            .54            .52           .50

Ratio of net investment income

   to average net assets                                         4.56          4.61           4.32           4.47          4.77

Portfolio Turnover Rate                                         55.32         45.65          28.19          14.62         30.50
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          68,115        68,997         64,575         43,018        25,741

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Municipal Fund (the "fund" ) is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the " Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to maximize current income exempt from Federal income tax consistent with the prudent risk of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 2001, there were no financial futures contracts outstanding.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., the Trust and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

The Distributor retained $3,521 during the period ended June 30, 2001, from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of ..50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended June 30, 2001, Class A, Class B and Class C shares were charged $56,364, $22,329 and $4,210, respectively, pursuant to the Plans. During the period ended June 30, 2001, Class B and Class C shares were charged $11,165 and $2,105, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 2001, amounted to $55,649,471 and $52,801,819, respectively.

At June 30, 2001, accumulated net unrealized appreciation on investments was $4,066,886, consisting of $4,147,837 gross unrealized appreciation and $80,951 gross unrealized depreciation.

At June 30, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2001, the fund did not borrow under the Facility.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
The Dreyfus/Laurel Tax-Free Municipal Funds:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Fund"), including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/KPMG

New York, New York
July 30, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 2001 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


                        For More Information

                        Dreyfus Premier
                        Limited Term
                        Municipal Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  347AR0601

                                MPAM FUNDS TRUST
                                     PART C
                                OTHER INFORMATION


Item 15.  Indemnification

(a) The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition or any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under Article 10 of the Registrant's By-Laws, PROVIDED THAT
(i) such Covered Person shall provide security for his or her undertaking, (ii) the Trust shall be insured against losses arising by reason of such Covered Person's failure to fulfill his or her undertaking, or (iii) a majority of the Trustees who are disinterested persons and who are not Interested Persons (as that term is defined in the Investment Company Act of 1940) (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe such Covered Person ultimately will be entitled to indemnification.

(b) As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication in a decision on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person either (i) did not act in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or (ii) is liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, indemnification shall be provided if (i) approved as in the best interest of the Trust, after notice that it involves such indemnification, by at least a majority of the Trustees who are disinterested persons and are not Interested Persons (as that term is defined in the Investment Company Act of 1940) (provided that a majority of such Trustees then in office act on the matter), upon a determination, based upon a review of readily available facts (but not a full trial-type inquiry) that such Covered Person acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and is not liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office, or (ii) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (but not a full trial-type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

(c) The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used Article 10 of the Registrant's By-Laws, the term "Covered Person" shall include such person's heirs, executors and administrators, and a "disinterested person" is a person against whom none of the actions, suits or other proceedings in question or another action, suit, or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in Article 10 of the Registrant's By-Laws shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of such person.

(d) Notwithstanding any provisions in the Registrant's Amended and Restated Agreement and Declaration of Trust and By-Laws pertaining to indemnification, all such provisions are limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

      In the event that a claim for indemnification is asserted by a Trustee, officer or controlling person of the Trust in connection with the registered securities of the Trust, the Trust will not make such indemnification unless (i) the Trust has submitted, before a court or other body, the question of whether the person to be indemnified was liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties, and has obtained a final decision on the merits that such person was not liable by reason of such conduct or (ii) in the absence of such decision, the Trust shall have obtained a reasonable determination, based upon review of the facts, that such person was not liable by virtue of such conduct, by (a) the vote of a majority of Trustees who are neither Interested Persons as such term is defined in the Investment Company Act of 1940, nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

Item 16.  Exhibits

      (1) Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-effective Amendment No. 1 to the Registration Statement, SEC File No. 333-34844, filed on July 7, 2000.

      (2) By-Laws dated June 5, 2000, are incorporated herein by reference to Exhibit (b) of Pre-effective Amendment No. 1 to the Registration Statement, SEC File No. 333-34844, filed on July 7, 2000.

      (3)         Not Applicable.

      (4) A copy of the form of the Agreement and Plan of Reorganization is included in the Prospectus/Proxy Statement as Exhibit A thereto, and is incorporated herein by reference.

      (5) Instruments defining the rights of holders of Registrant's securities are incorporated herein by reference to Articles III, IV, V, VI, VIII and IX of the Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant's By-Laws.

      (6)         (a)   Investment Advisory Agreement between MPAM Funds
                  Trust and MPAM Advisers dated June 14, 2000, is incorporated herein by reference to Exhibit (d) of Pre-effective Amendment No. 2 to the Registration Statement, SEC File No. 333-34844, filed on September 15, 2000.

                  (b) Form of Amended Investment Advisory Agreement between MPAM Funds Trust and MPAM Advisers is incorporated herein by reference to Exhibit (e) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

      (7) Form of Distribution Agreement between MPAM Funds Trust and Dreyfus Service Corporation is incorporated herein by reference to Exhibit (f) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

      (8)         Not Applicable.

      (9) Form of Mutual Fund Custody and Services Agreement between MPAM Funds Trust and Boston Safe Deposit and Trust Company and Mellon Bank, N.A. is incorporated herein by reference to Exhibit (g)(1) of Post Effective Amendment No. 3 to the Registration Statement, SEC File No. 333-34844, filed on December 20, 2001.

      (10)        (a)   Distribution Plan dated as of March 5, 2002,
                  effective as of May 15, 2002, is incorporated herein by reference to Exhibit (n) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

                  (b) Amended and Restated Rule 18f-3 Plan dated March 5, 2002, is incorporated herein by reference to Exhibit (o) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

      (11) Opinion and Consent of Kirkpatrick & Lockhart LLP. Filed herewith.

      (12) Tax Opinion and Consent of Kirkpatrick & Lockhart LLP. To be filed by amendment.

      (13)        (a)     Transfer Agent Agreement dated as of June 14,
                  2000, is incorporated herein by reference to Exhibit 13(a) to the Registration Statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

                  (b) Amendment to Transfer Agent Agreement effective March 6, 2001, is incorporated herein by reference to Exhibit 13(b) of the Registration Statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

                  (c) Amended and Restated Administration Agreement dated as of June 5, 2001, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 3 to the Registration Statement, SEC File No. 333-34844, filed on December 20, 2001.

                  (d) Form of Amended and Restated Administration Agreement between MPAM Funds Trust and Mellon Bank, N.A., is incorporated herein by reference to Exhibit (i)(4) of Post-effective Amendment No. 4 to the Registration
                  Statement, SEC File No. 333-34844, filed on March 8, 2002.

                  (e) Amended and Restated Fee Waiver Agreement dated July 11, 2001, is incorporated herein by reference to Exhibit
                  (h)(4) of Pre-effective Amendment No. 3 to the Registration Statement, SEC File No. 333-34844, filed on December 20, 2001.

                  (f) Shareholder Services Plan dated May 9, 2001, is incorporated herein by reference to Exhibit (h)(4) of Post-effective Amendment No. 1 to the Registration Statement, SEC File No. 333-34844, filed on May 9, 2001.

                  (g) Shareholder Services Plan dated May 9, 2001 and revised as of May 15, 2002, is incorporated herein by reference to Exhibit (i)(7) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

      (14)        Consent of KPMG LLP. Filed herewith.

      (15)        Not Applicable.

      (16)        (a)   Power of Attorney for Officers dated March 5, 2002.
                  Filed herewith.

                  (b) Power of Attorney for Trustees dated March 5, 2002. Filed herewith.

      (17)        Not Applicable.

      Item 17.  Undertakings.

      (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial BONA FIDE offering of them.

                                   SIGNATURES

      As required by the Securities Act of 1933, this Registration Statement has been signed on its behalf of the Registrant in the City of New York, State of New York, on the 3rd day of May 2002.

                                MPAM FUNDS TRUST
                                  (Registrant)

                                By: /s/ David F. Lamere
                                    -------------------------------
                                    David F. Lamere*, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Signatures                       Title                Date
            ----------                       -----                ----

/s/ David F. Lamere                 President                     May 3, 2002
------------------------------
David F. Lamere*

/s/ James Windels                   Treasurer                     May 3, 2002
------------------------------
James Windels*

/s/ Ronald Ross Davenport           Trustee                       May 3, 2002
------------------------------
Ronald Ross Davenport*

/s/ John L. Diederich               Trustee                       May 3, 2002
------------------------------
John L. Diederich*

/s/ Maureen D. McFalls              Trustee                       May 3, 2002
------------------------------
Maureen D. McFalls*

/s/ Patrick J. O'Connor             Trustee                       May 3, 2002
------------------------------
Patrick J. O'Connor*

/s/ Kevin C. Phelan                 Trustee                       May 3, 2002
------------------------------
Kevin C. Phelan*

/s/ Patrick J. Purcell              Trustee                       May 3, 2002
------------------------------
Patrick J. Purcell*

/s/ Thomas F. Ryan, Jr.             Trustee                       May 3, 2002
------------------------------
Thomas F. Ryan, Jr.*

*By:  /s/ Jeff Prusnofsky
      ------------------------------------
      Jeff Prusnofsky, Attorney-in-Fact

                                  EXHIBIT INDEX
                                  -------------


      (1) Amended and Restated Agreement and Declaration of Trust dated June 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-effective Amendment No. 1 to the Registration Statement, SEC File No. 333-34844, filed on July 7, 2000.

      (2) By-Laws dated June 5, 2000, are incorporated herein by reference to Exhibit (b) of Pre-effective Amendment No. 1 to the Registration Statement, SEC File No. 333-34844, filed on July 7, 2000.

      (3)         Not Applicable.

      (4) A copy of the form of the Agreement and Plan of Reorganization is included in the Prospectus/Proxy Statement as Exhibit A thereto, and is incorporated herein by reference.

      (5) Instruments defining the rights of holders of Registrant's securities are incorporated herein by reference to Articles III, IV, V, VI, VIII and IX of the Registrant's Amended and Restated Agreement and Declaration of Trust and Articles 9 and 11 of the Registrant's By-Laws.

      (6)         (a)   Investment Advisory Agreement between MPAM Funds
                  Trust and MPAM Advisers dated June 14, 2000, is incorporated herein by reference to Exhibit (d) of Pre-effective Amendment No. 2 to the Registration Statement, SEC File No. 333-34844, filed on September 15, 2000.

                  (b) Form of Amended Investment Advisory Agreement between MPAM Funds Trust and MPAM Advisers is incorporated herein by reference to Exhibit (e) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

      (7) Form of Distribution Agreement between MPAM Funds Trust and Dreyfus Service Corporation is incorporated herein by reference to Exhibit (f) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

      (8)         Not Applicable.

      (9) Form of Mutual Fund Custody and Services Agreement between MPAM Funds Trust and Boston Safe Deposit and Trust Company and Mellon Bank, N.A. is incorporated herein by reference to Exhibit (g)(1) of Post Effective Amendment No. 3 to the Registration Statement, SEC File No. 333-34844, filed on December 20, 2001.

      (10)        (a)   Distribution Plan dated as of March 5, 2002,
                  effective as of May 15, 2002, is incorporated herein by reference to Exhibit (n) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

                  (b) Amended and Restated Rule 18f-3 Plan dated March 5, 2002, is incorporated herein by reference to Exhibit (o) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

      (11) Opinion and Consent of Kirkpatrick & Lockhart LLP. Filed herewith.

      (12) Tax Opinion and Consent of Kirkpatrick & Lockhart LLP. To be filed by amendment.

      (13)        (a)   Transfer Agent Agreement dated as of June 14,
                  2000, is incorporated herein by reference to Exhibit 13(a) to the Registration Statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

                  (b) Amendment to Transfer Agent Agreement effective March 6, 2001, is incorporated herein by reference to Exhibit 13(b) of the Registration Statement on Form N-14, SEC File No. 333-63652, filed on June 22, 2001.

                  (c) Amended and Restated Administration Agreement dated as of June 5, 2001, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 3 to the Registration Statement, SEC File No. 333-34844, filed on December 20, 2001.

                  (d) Form of Amended and Restated Administration Agreement between MPAM Funds Trust and Mellon Bank, N.A., is incorporated herein by reference to Exhibit (i)(4) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

                  (e) Amended and Restated Fee Waiver Agreement dated July 11, 2001, is incorporated herein by reference to Exhibit
                  (h)(4) of Pre-effective Amendment No. 3 to the Registration Statement, SEC File No. 333-34844, filed on December 20, 2001.

                  (f) Shareholder Services Plan dated May 9, 2001, is incorporated herein by reference to Exhibit (h)(4) of Post-effective Amendment No. 1 to the Registration Statement, SEC File No. 333-34844, filed on May 9, 2001.

                  (g) Shareholder Services Plan dated May 9, 2001 and revised as of May 15, 2002, is incorporated herein by reference to Exhibit (i)(7) of Post-effective Amendment No. 4 to the Registration Statement, SEC File No. 333-34844, filed on March 8, 2002.

      (14)        Consent of KPMG LLP. Filed herewith.

      (15)        Not Applicable.

      (16)        (a)   Power of Attorney for Officers dated March 5, 2002.
                  Filed herewith.

                  (b) Power of Attorney for Trustees dated March 5, 2002. Filed herewith.

      (17)        Not Applicable.